      Filed with the Securities and Exchange Commission on April 21, 2009
               Registration No. 333-144639 Investment Company Act No. 811-07325
================================================================================

                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM N-4

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                        Post-Effective Amendment No. 17

                                      and

        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
                               Amendment No. 97

             PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT
                          (Exact Name of Registrant)

                         PRUCO LIFE INSURANCE COMPANY
                              (Name of Depositor)

                             213 WASHINGTON STREET
                         NEWARK, NEW JERSEY 07102-2992
                                (973) 367-1730
   (Address and telephone number of depositor's principal executive offices)

                               JOSEPH D. EMANUEL
                              CHIEF LEGAL OFFICER
                PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION
                One Corporate Drive, Shelton, Connecticut 06484
              (Name and Address of Agent for Service of Process)

                                   Copy To:

                             THOMAS S. CLARK, ESQ.
                     VICE PRESIDENT AND CORPORATE COUNSEL
                One Corporate Drive, Shelton, Connecticut 06484

          Approximate Date of Proposed Sale to the Public: Continuous

It is proposed that this filing become effective: (check appropriate space)

[_] immediately upon filing pursuant to paragraph (b) of Rule 485

[X] on May 1, 2009 pursuant to paragraph (b) of Rule 485

[_] 60 days after filing pursuant to paragraph (a) (i) of Rule 485

[_]onpursuant to paragraph (a) (i) of Rule 485

[_] 75 days after filing pursuant to paragraph (a) (ii) of Rule 485

[_] on ______________ pursuant to paragraph (a) (ii) of Rule 485

If appropriate, check the following box:

[_] This post-effective amendment designates a new effective date for a previously filed post-effective amendment

                     Title of Securities Being Registered:

              Interest in Individual Variable Annuity Contracts.

================================================================================

Premier Bb

                                                   PRUCO LIFE INSURANCE COMPANY
                                                 A Prudential Financial Company
                                        751 Broad Street, Newark, NJ 07102-3777

 PRUDENTIAL PREMIER VARIABLE ANNUITY Bb/SM/ SERIES

 Flexible Premium Deferred Annuity
 PROSPECTUS: MAY 1, 2009

 This prospectus describes a flexible premium deferred annuity (the "Annuity") offered by Pruco Life Insurance Company ("Pruco Life", "we", "our", or "us"). The Annuity may be offered as an individual annuity contract or as an interest in a group annuity. This Prospectus describes the important features of the Annuity and what you should consider before purchasing it. In addition, selling broker-dealer firms through which the Annuity is sold may decline to make available to their customers certain of the optional features and investment options offered generally under the Annuity. Alternatively, such firms may restrict the optional benefits that they do make available to their customers (e.g., by imposing a lower maximum issue age for certain optional benefits than what is prescribed generally under the Annuity). Please speak to your Financial Professional for further details. The Annuity or certain of its investment options and/or features may not be available in all states. Certain terms are capitalized in this Prospectus. Those terms are either defined in the Glossary of Terms or in the context of the particular section.

 THE SUB-ACCOUNTS

 Each Sub-account of the Pruco Life Flexible Premium Variable Annuity Account invests in an underlying mutual fund portfolio. The Pruco Life Flexible Premium Variable Annuity Account is a separate account of Pruco Life, and is the investment vehicle in which your Purchase Payments are held. Currently, portfolios of Advanced Series Trust and Franklin Templeton Variable Insurance Products Trust are being offered. See the following page for a complete list of Sub-accounts.


 PLEASE READ THIS PROSPECTUS
 Please read this Prospectus and the current prospectus for the underlying mutual funds. Keep them for future reference. If you are purchasing the Annuity as a replacement for an existing variable annuity or variable life coverage, or a fixed insurance policy, you should consider any surrender or penalty charges you may incur when replacing your existing coverage and that this Annuity may be subject to a contingent deferred sales charge if you elect to surrender the Annuity or take a partial withdrawal. You should consider your need to access the Annuity's Account Value and whether the Annuity's liquidity features will satisfy that need.

 AVAILABLE INFORMATION
 We have also filed a Statement of Additional Information that is available from us, without charge, upon your request. The contents of the Statement of Additional Information are described below - see Table of Contents. The Statement of Additional Information is incorporated by reference into this prospectus. This Prospectus is part of the registration statement we filed with the SEC regarding this offering. Additional information on us and this offering is available in the registration statement and the exhibits thereto. You may review and obtain copies of these materials, at no cost to you, by contacting us. These documents, as well as documents incorporated by reference, may also be obtained through the SEC's Internet Website (www.sec.gov) for this registration statement as well as for other registrants that file electronically with the SEC.

 This Annuity is NOT a deposit or obligation of, or issued, guaranteed or endorsed by, any bank, is NOT insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board or any other agency. An investment in an annuity involves investment risks, including possible loss of value, even with respect to amounts allocated to the AST Money Market Sub-account.

--------------------------------------------------------------------------------
 THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF
 THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

 PRUDENTIAL, PRUDENTIAL FINANCIAL, PRUDENTIAL ANNUITIES AND THE ROCK LOGO ARE SERVICEMARKS OF THE PRUDENTIAL INSURANCE COMPANY OF AMERICA AND ITS AFFILIATES. OTHER PROPIETARY PRUDENTIAL MARKS MAY BE DESIGNATED AS SUCH THROUGH USE OF THE SM or (R) SYMBOLS.

--------------------------------------------------------------------------------
    Prospectus Dated: May 1, 2009      Statement of Additional Information
                                                        Dated: May 1, 2009
                                                                 PREMIERBb

  PLEASE SEE OUR PRIVACY POLICY AND OUR IRA, ROTH IRA AND FINANCIAL DISCLOSURE
           STATEMENTS ATTACHED TO THE BACK COVER OF THIS PROSPECTUS.

                              INVESTMENT OPTIONS
 Advanced Series Trust

   AST Academic Strategies Asset Allocation

   AST Advanced Strategies
   AST Aggressive Asset Allocation
   AST AllianceBernstein Core Value
   AST AllianceBernstein Growth & Income
   AST American Century Income & Growth


   AST Balanced Asset Allocation
   AST Bond Portfolio 2015
   AST Bond Portfolio 2016
   AST Bond Portfolio 2018
   AST Bond Portfolio 2019
   AST Bond Portfolio 2020
   AST Capital Growth Asset Allocation
   AST CLS Growth Asset Allocation
   AST CLS Moderate Asset Allocation
   AST Cohen & Steers Realty
   AST Conservative Asset Allocation
   AST DeAM Large-Cap Value


   AST Federated Aggressive Growth
   AST First Trust Balanced Target
   AST First Trust Capital Appreciation Target

   AST Focus Four Plus

   AST Global Real Estate
   AST Goldman Sachs Concentrated Growth
   AST Goldman Sachs Mid-Cap Growth

   AST Goldman Sachs Small-Cap Value

   AST High Yield
   AST Horizon Growth Asset Allocation
   AST Horizon Moderate Asset Allocation
   AST International Growth
   AST International Value
   AST Investment Grade Bond
   AST JPMorgan International Equity
   AST Large-Cap Value
   AST Lord Abbett Bond-Debenture
   AST Marsico Capital Growth
   AST MFS Global Equity
   AST MFS Growth
   AST Mid-Cap Value
   AST Money Market
   AST Neuberger Berman Mid-Cap Growth

   AST Neuberger Berman/LSV Mid-Cap Value

   AST Neuberger Berman Small-Cap Growth
   AST Niemann Capital Growth Asset Allocation
   AST Parametric Emerging Markets Equity
   AST PIMCO Limited Maturity Bond
   AST PIMCO Total Return Bond
   AST Preservation Asset Allocation
   AST QMA US Equity Alpha
   AST Schroders Multi-Asset World Strategies
   AST Small-Cap Growth
   AST Small-Cap Value
   AST T. Rowe Price Asset Allocation
   AST T. Rowe Price Global Bond
   AST T. Rowe Price Large-Cap Growth
   AST T. Rowe Price Natural Resources

   AST UBS Dynamic Alpha

   AST Western Asset Core Plus Bond

 Franklin Templeton Variable Insurance Products Trust
   Franklin Templeton Founding Funds Allocation Fund

                                   CONTENTS



GLOSSARY OF TERMS...........................................................................   1

SUMMARY OF CONTRACT FEES AND CHARGES........................................................   4

EXPENSE EXAMPLES............................................................................  12

SUMMARY.....................................................................................  13

INVESTMENT OPTIONS..........................................................................  17

 WHAT ARE THE INVESTMENT OBJECTIVES AND POLICIES OF THE PORTFOLIOS?.........................  17
 WHAT ARE THE FIXED RATE OPTIONS?...........................................................  29

FEES AND CHARGES............................................................................  32

 WHAT ARE THE CONTRACT FEES AND CHARGES?....................................................  32
 WHAT CHARGES APPLY TO THE FIXED RATE OPTIONS?..............................................  33
 WHAT CHARGES APPLY IF I CHOOSE AN ANNUITY PAYMENT OPTION?..................................  34
 EXCEPTIONS/REDUCTIONS TO FEES AND CHARGES..................................................  34

PURCHASING YOUR ANNUITY.....................................................................  35

 WHAT ARE OUR REQUIREMENTS FOR PURCHASING THE ANNUITY?......................................  35

MANAGING YOUR ANNUITY.......................................................................  38

 MAY I CHANGE THE OWNER, ANNUITANT AND BENEFICIARY DESIGNATIONS?............................  38
 MAY I RETURN MY ANNUITY IF I CHANGE MY MIND?...............................................  38
 MAY I MAKE ADDITIONAL PURCHASE PAYMENTS?...................................................  39
 MAY I MAKE SCHEDULED PAYMENTS DIRECTLY FROM MY BANK ACCOUNT?...............................  39
 MAY I MAKE PURCHASE PAYMENTS THROUGH A SALARY REDUCTION PROGRAM?...........................  39

MANAGING YOUR ACCOUNT VALUE.................................................................  40

 HOW AND WHEN ARE PURCHASE PAYMENTS INVESTED?...............................................  40
 ARE THERE RESTRICTIONS OR CHARGES ON TRANSFERS BETWEEN INVESTMENT OPTIONS?.................  40
 DO YOU OFFER MORE THAN ONE DOLLAR COST AVERAGING PROGRAM?..................................  41
 DO YOU OFFER ANY AUTOMATIC REBALANCING PROGRAMS?...........................................  41
 MAY I GIVE MY FINANCIAL PROFESSIONAL PERMISSION TO FORWARD TRANSACTION INSTRUCTIONS?.......  42

ACCESS TO ACCOUNT VALUE.....................................................................  43

 WHAT TYPES OF DISTRIBUTIONS ARE AVAILABLE TO ME?...........................................  43
 ARE THERE TAX IMPLICATIONS FOR DISTRIBUTIONS?..............................................  43
 CAN I WITHDRAW A PORTION OF MY ANNUITY?....................................................  43
 HOW MUCH CAN I WITHDRAW AS A FREE WITHDRAWAL?..............................................  43
 CAN I MAKE PERIODIC WITHDRAWALS FROM MY ANNUITY DURING THE ACCUMULATION PERIOD?............  44
 DO YOU OFFER A PROGRAM FOR WITHDRAWALS UNDER SECTIONS 72(t)/72(q) OF THE INTERNAL REVENUE
   CODE?....................................................................................  44
 WHAT ARE MINIMUM DISTRIBUTIONS AND WHEN WOULD I NEED TO MAKE THEM?.........................  44
 CAN I SURRENDER MY ANNUITY FOR ITS VALUE?..................................................  45
 WHAT IS A MEDICALLY-RELATED SURRENDER AND HOW DO I QUALIFY?................................  45
 WHAT TYPES OF ANNUITY OPTIONS ARE AVAILABLE?...............................................  45
 HOW AND WHEN DO I CHOOSE THE ANNUITY PAYMENT OPTION?.......................................  46

LIVING BENEFITS.............................................................................  47

 DO YOU OFFER PROGRAMS DESIGNED TO PROVIDE INVESTMENT PROTECTION FOR OWNERS WHILE THEY
   ARE ALIVE?...............................................................................  47
 HIGHEST DAILY GUARANTEED RETURN OPTION/SM/ (HD GRO)/SM/....................................  48
 GUARANTEED MINIMUM INCOME BENEFIT (GMIB)...................................................  52
 LIFETIME FIVE/SM/ INCOME BENEFIT (LIFETIME FIVE)/SM/.......................................  55
 SPOUSAL LIFETIME FIVE/SM/ INCOME BENEFIT (SPOUSAL LIFETIME FIVE)/SM/.......................  60
 HIGHEST DAILY LIFETIME FIVE/SM/ INCOME BENEFIT (HIGHEST DAILY LIFETIME FIVE)/SM/...........  64
 HIGHEST DAILY LIFETIME SEVEN/SM/ INCOME BENEFIT (HD7)/SM/..................................  71
 SPOUSAL HIGHEST DAILY LIFETIME SEVEN/SM/ INCOME BENEFIT (SHD7)/SM/.........................  83
 HIGHEST DAILY LIFETIME 7 PLUS/SM/ INCOME BENEFIT (HIGHEST DAILY LIFETIME 7 PLUS)/SM/.......  92
 SPOUSAL HIGHEST DAILY LIFETIME 7 PLUS/SM/ INCOME BENEFIT (SPOUSAL HIGHEST DAILY LIFETIME 7
   PLUS)/SM/................................................................................ 106


                                      (i)

DEATH BENEFIT.......................................................................... 116

 WHAT TRIGGERS THE PAYMENT OF A DEATH BENEFIT?......................................... 116
 BASIC DEATH BENEFIT................................................................... 116
 OPTIONAL DEATH BENEFITS............................................................... 116
 PAYMENT OF DEATH BENEFITS............................................................. 119

VALUING YOUR INVESTMENT................................................................ 122

 HOW IS MY ACCOUNT VALUE DETERMINED?................................................... 122
 WHAT IS THE SURRENDER VALUE OF MY ANNUITY?............................................ 122
 HOW AND WHEN DO YOU VALUE THE SUB-ACCOUNTS?........................................... 122
 WHEN DO YOU PROCESS AND VALUE TRANSACTIONS?........................................... 122

TAX CONSIDERATIONS..................................................................... 124

GENERAL INFORMATION.................................................................... 133

 HOW WILL I RECEIVE STATEMENTS AND REPORTS?............................................ 133
 WHO IS PRUCO LIFE?.................................................................... 133
 WHAT IS THE SEPARATE ACCOUNT?......................................................... 134
 WHAT IS THE LEGAL STRUCTURE OF THE UNDERLYING FUNDS?.................................. 134
 WHO DISTRIBUTES ANNUITIES OFFERED BY PRUCO LIFE?...................................... 135
 FINANCIAL STATEMENTS.................................................................. 137
 HOW TO CONTACT US..................................................................... 137
 INDEMNIFICATION....................................................................... 137
 LEGAL PROCEEDINGS..................................................................... 137
 CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION................................... 138

APPENDIX A - ACCUMULATION UNIT VALUES.................................................. A-1

APPENDIX B - CALCULATION OF OPTIONAL DEATH BENEFITS.................................... B-1

APPENDIX C - FORMULA UNDER HIGHEST DAILY LIFETIME FIVE INCOME BENEFIT.................. C-1

APPENDIX D - FORMULA UNDER HIGHEST DAILY GRO........................................... D-1

APPENDIX E - FORMULA UNDER HIGHEST DAILY LIFETIME SEVEN/SM/ INCOME BENEFIT AND SPOUSAL
  HIGHEST DAILY LIFETIME SEVEN/SM/..................................................... E-1

APPENDIX F - FORMULA UNDER HIGHEST DAILY LIFETIME 7 PLUS INCOME BENEFIT AND SPOUSAL
  HIGHEST DAILY LIFETIME 7 PLUS INCOME BENEFIT......................................... F-1

APPENDIX G - SPECIAL CONTRACT PROVISIONS FOR ANNUITIES ISSUED IN CERTAIN STATES........ G-1


                                     (ii)

                               GLOSSARY OF TERMS

 Many terms used within this Prospectus are described within the text where they appear. The description of those terms are not repeated in this Glossary of Terms.

 Account Value: The value of each allocation to a Sub-account (also referred to as a "variable investment option") plus any Fixed Rate Option prior to the Annuity Date, increased by any earnings, and/or less any losses, distributions and charges. The Account Value is calculated before we assess any applicable Contingent Deferred Sales Charge ("CDSC" or "surrender charge") and/or, other than on an Annuity anniversary, any fee that is deducted from the Annuity annually in arrears. The Account Value is determined separately for each Sub-account and for each Fixed Rate Option, and then totaled to determine the Account Value for your entire Annuity. With respect to Annuities with a Highest Daily Lifetime Five Income Benefit election, Account Value includes the value of any allocation to the Benefit Fixed Rate Account.

 Annuitization: The application of Account Value (or Protected Income Value for the Guaranteed Minimum Income Benefit, if applicable) to one of the available annuity options for the Owner to begin receiving periodic payments for life (or joint lives), for a guaranteed minimum number of payments or for life with a guaranteed minimum number of payments.


 Annuity Date: The date you choose for annuity payments to commence. Unless we agree otherwise, the Annuity Date must be no later than the first day of the calendar month coinciding with next following the 95/th/ birthday of the older of the Owner or Annuitant.


 Annuity Year: A 12-month period commencing on the Issue Date of the Annuity and each successive 12-month period thereafter.


 Beneficiary Annuity: You may purchase an Annuity if you are a beneficiary of an annuity that was owned by a decedent, subject to the requirements discussed in this Prospectus. You may transfer the proceeds of the decedent's annuity into the Annuity described in this prospectus and continue receiving the distributions that are required by the tax laws. This transfer option is only available for purchase of an IRA, Roth IRA, or a non-qualified annuity.

 Benefit Fixed Rate Account: A Fixed Rate Option that is used only if you have elected the optional Highest Daily Lifetime Five Income Benefit. Amounts allocated to the Benefit Fixed Rate Account earn a fixed rate of interest, and are held within our general account. You may not allocate Purchase Payments to the Benefit Fixed Rate Account. Rather, Account Value is transferred to and from the Benefit Fixed Rate Account only under the asset transfer feature of the Highest Daily Lifetime Five Income Benefit.


 Code: The Internal Revenue Code of 1986, as amended from time to time.

 Combination 5% Roll-Up and HAV Death Benefit: We offer an optional Death Benefit that, for an additional cost, provides an enhanced level of protection for your beneficiary(ies) by providing the greater of the Highest Anniversary Value Death Benefit and a 5% annual increase on Purchase Payments adjusted for withdrawals.

 Contingent Deferred Sales Charge (CDSC): This is a sales charge that may be deducted when you make a full or partial withdrawal under your Annuity. We refer to this as a "contingent" charge because it is imposed only if you make a withdrawal. The charge is a percentage of each applicable Purchase Payment that is being withdrawn. The period during which a particular percentage applies is measured from the effective date of each Purchase Payment. See "Summary of Contract Fees and Charges" for details on the CDSC for the Annuity.


 DCA Fixed Rate Option: An investment option that offers a fixed rate of interest for a specified period during the accumulation period. The DCA Fixed Rate Option is used only with our 6 or 12 Month Dollar Cost Averaging Program ("6 or 12 month DCA Program"), under which the Purchase Payments that you have allocated to that DCA Fixed Rate Option are transferred to the designated Sub-accounts over a 6 month or 12 month period. Withdrawals or transfers from the DCA Fixed Rate Option are not subject to any Market Value Adjustment.


 Fixed Rate Option: An investment option that offers a fixed rate of interest for a specified Guarantee Period during the accumulation period.

 Free Look: Under state insurance laws, you have the right, during a limited period of time, to examine your Annuity and decide if you want to keep it or cancel it. This right is referred to as your "Free Look" right. The length of this time period depends on the law of your state, and may vary depending on whether your purchase is a replacement or not.

 Guaranteed Minimum Income Benefit (GMIB): An optional benefit that, for an additional cost, after a seven-year waiting period, guarantees your ability to begin receiving income from your Annuity in the form of annuity payments based on your total

 Purchase Payments and an annual increase of 5% on such Purchase Payments adjusted for withdrawals (called the "Protected Income Value"), regardless of the impact of market performance on your Account Value. We no longer offer GMIB.

 Guarantee Period: A period of time during the accumulation period where we credit a fixed rate of interest on a Fixed Rate Option.

 Highest Daily Guaranteed Return Option/SM//(Highest Daily GRO)/SM/: An optional benefit that, for an additional cost, guarantees a minimum Account Value at one or more future dates and that requires your participation in an asset transfer program.

 Highest Daily Lifetime Five/SM/ Benefit: An optional benefit that, for an additional cost, guarantees your ability to withdraw an annual amount equal to a percentage of a principal value called the Total Protected Withdrawal Value. Subject to our rules regarding the timing and amount of withdrawals, we guarantee these withdrawal amounts, regardless of the impact of market performance on your Account Value. We no longer offer Highest Daily Lifetime Five.

 Highest Daily Lifetime Seven/SM/ Income Benefit: An optional benefit that is available for an additional charge. The benefit guarantees your ability to withdraw amounts equal to a percentage of a guaranteed benefit base called the Protected Withdrawal Value. Subject to our rules regarding the timing and amount of withdrawals, we guarantee these withdrawal amounts, regardless of the impact of market performance on your Account Value. Highest Daily Lifetime Seven is the same class of optional benefit as our Highest Daily Lifetime Five Income Benefit, but differs (among other things) with respect to how the Protected Withdrawal Value is calculated and to how the lifetime withdrawals are calculated. Starting in 2009, we began offering Highest Daily Lifetime 7 Plus in lieu of Highest Daily Lifetime Seven wherever we have received the required State and selling firm approvals.

 Highest Daily Lifetime 7 Plus/SM/ Income Benefit: An optional benefit that is available for an additional charge. The benefit guarantees your ability to withdraw amounts equal to a percentage of a guaranteed benefit base called the Protected Withdrawal Value. Subject to our rules regarding the timing and amount of withdrawals, we guarantee these withdrawal amounts, regardless of the impact of market performance on your Account Value. Highest Daily Lifetime 7 Plus is the same class of optional benefit as our Highest Daily Lifetime Seven Income Benefit, but differs (among other things) with respect to how the Protected Withdrawal Value is calculated and to how the lifetime withdrawals are calculated. Starting in 2009, we began offering Highest Daily Lifetime 7 Plus in lieu of Highest Daily Lifetime Seven wherever we have received the required State and selling firm approvals.

 Highest Daily Value Death Benefit (HDV): An optional Death Benefit that, for an additional cost, provides an enhanced level of protection for your beneficiary(ies) by providing a death benefit equal to the greater of the basic Death Benefit and the Highest Daily Value, less proportional withdrawals. We no longer offer HDV.

 Issue Date: The effective date of your Annuity.

 Key Life: Under the Beneficiary Continuation Option, or the Beneficiary Annuity, the person whose life expectancy is used to determine payments.

 Lifetime Five/SM/ Income Benefit: An optional benefit that, for an additional cost, guarantees your ability to withdraw an annual amount equal to a percentage of an initial principal value called the Protected Withdrawal Value. Subject to our rules regarding the timing and amount of withdrawals, we guarantee these withdrawal amounts, regardless of the impact of market performance on your Account Value. We no longer offer Lifetime Five.

 Owner: With an Annuity issued as an individual annuity contract, the Owner is either an eligible entity or person named as having ownership rights in relation to the Annuity. With an Annuity issued as a certificate under a group annuity contract, the "Owner" refers to the person or entity who has the rights and benefits designated as to the "Participant" in the certificate.


 Spousal Lifetime Five/SM/ Income Benefit: An optional benefit that, for an additional cost, guarantees until the later death of two Designated Lives (as defined in this Prospectus) the ability to withdraw an annual amount equal to a percentage of an initial principal value called the Protected Withdrawal Value. Subject to our rules regarding the timing and amount of withdrawals, we guarantee these withdrawal amounts, regardless of the impact of market performance on your Account Value. We no longer offer Spousal Lifetime Five.

 Spousal Highest Daily Lifetime Seven/SM/ Income Benefit: An optional benefit that, for an additional charge, guarantees your ability to withdraw amounts equal to a percentage of a principal value called the Protected Withdrawal Value. Subject to our rules regarding the timing and amount of withdrawals, we guarantee these withdrawal amounts, regardless of the impact of market performance on your Account Value. The benefit is the spousal version of the Highest Daily Lifetime Seven Income Benefit and is the same class of optional benefit as our Highest Daily Lifetime Five Income Benefit, but differs (among other things) with respect to how the Protected Withdrawal Value is calculated and to how the lifetime withdrawals are calculated. Starting in 2009, we began offering Spousal Highest Daily Lifetime 7 Plus in lieu of Spousal Highest Daily Lifetime Seven wherever we have received the required State and selling firm approvals.


 Spousal Highest Daily Lifetime 7 Plus/SM/ Income Benefit: An optional benefit that, for an additional charge, guarantees your ability to withdraw amounts equal to a percentage of a principal value called the Protected Withdrawal Value. Subject to our rules regarding the timing and amount of withdrawals, we guarantee these withdrawal amounts, regardless of the impact of market performance on your Account Value. The benefit is the spousal version of the Highest Daily Lifetime 7 Plus Income Benefit and is the same class of optional benefit as our Spousal Highest Daily Lifetime Seven Income Benefit, but differs (among other things) with respect to how the Protected Withdrawal Value is calculated and to how the lifetime withdrawals are calculated. Starting in 2009, we began offering Spousal Highest Daily Lifetime 7 Plus in lieu of Spousal Highest Daily Lifetime Seven wherever we have received the required State and selling firm approvals.

 Sub-Account: We issue your Annuity through our separate account. See "What is the Separate Account?" under the General Information section. The separate account invests in underlying mutual fund portfolios. From an accounting perspective, we divide the separate account into a number of sections, each of which corresponds to a particular underlying mutual fund portfolio. We refer to each such section of our separate account as a "Sub-account".

 Surrender Value: The value of your Annuity available upon surrender prior to the Annuity Date. It equals the Account Value as of the date we price the surrender minus any applicable CDSC, Annual Maintenance Fee, Tax Charge and the charge for any optional benefits and any additional amounts we applied to your Purchase Payments that we may be entitled to recover under certain circumstances.

 Unit: A measure used to calculate your Account Value in a Sub-account during the accumulation period.

 Valuation Day: Every day the New York Stock Exchange is open for trading or any other day the Securities and Exchange Commission requires mutual funds or unit investment trusts to be valued.

                     SUMMARY OF CONTRACT FEES AND CHARGES

 Below is a summary of the fees and charges for the Annuity. Some fees and charges are assessed against the Annuity while others are assessed against assets allocated to the Sub-accounts. The fees and charges that are assessed against the Annuity include any applicable Contingent Deferred Sales Charge, Transfer Fee, Tax Charge and Annual Maintenance Fee. The charges that are assessed against the Sub-accounts are the Mortality and Expense Risk charge, the charge for Administration of the Annuity, and the charge for certain optional benefits you elect. Certain optional benefits deduct a charge from the Annuity based on a percentage of a "protected value." Each underlying mutual fund portfolio assesses a fee for investment management, other expenses, and with some mutual funds, a 12b-1 fee. The prospectus for each underlying mutual fund provides more detailed information about the expenses for the underlying mutual funds.

 The following tables provide a summary of the fees and charges you will pay if you surrender your Annuity or transfer Account Value among investment options. These fees and charges are described in more detail within this Prospectus.

                         -----------------------------
                         TRANSACTION FEES AND CHARGES
                         -----------------------------

                     -------------------------------------
                     CONTINGENT DEFERRED SALES CHARGE /1/
                     -------------------------------------
                                   Bb SERIES

                Yr. 1 Yr. 2 Yr. 3 Yr. 4 Yr. 5 Yr. 6 Yr. 7 Yr. 8+
                ------------------------------------------------
                7.0%  6.0%  5.0%  4.0%  3.0%  2.0%  1.0%   0.0%
                ------------------------------------------------

 1 The Contingent Deferred Sales Charges are assessed as a percentage of each applicable Purchase Payment and deducted upon surrender or withdrawal. For purposes of calculating this charge, we consider the year following the date of each Purchase Payment as Year 1.


                         -----------------------------------
                         OTHER TRANSACTION FEES AND CHARGES

                         (assessed against each Annuity)
                         -----------------------------------
                            FEE/CHARGE
                         -----------------------------------
                         Transfer Fee/ 1/
                         Maximum                $20.00
                         Current                $10.00
                         -----------------------------------
                         Tax Charge           0% to 3.5%
                         (current)/ 2/
                         -----------------------------------


 1 Currently, we deduct the fee after the 20th transfer each Annuity Year. We guarantee that the number of charge free transfers per Annuity Year will never be less than 8.
 2 In some states a tax is payable, either when Purchase Payments are received, upon surrender or when the Account Value is applied under an annuity option. The tax charge is assessed as a percentage of Purchase Payments, surrender value, or Account Value as applicable. We reserve the right to deduct the charge either at the time the tax is imposed, upon a full surrender of the Annuity, or upon annuitization. See the subsection "Tax Charge" under "Fees and Charges" in this prospectus.

 The following table provides a summary of the periodic fees and charges you will pay while you own your Annuity, excluding the underlying mutual fund Portfolio annual expenses. These fees and charges are described in more detail within this Prospectus.

-------------------------------------------------------------------------------
                         PERIODIC FEES AND CHARGES

                      (assessed against each Annuity)
-------------------------------------------------------------------------------
              FEE/CHARGE
Annual Maintenance Fee /1/                Lesser of $35 or 2% of Account Value
                                          -------------------------------------
  Beneficiary Continuation Option Only    Lesser of $30 or 2% of Account Value

                -----------------------------------------------------------------------
                ANNUAL FEES/CHARGES OF THE SUB-ACCOUNTS/ 2/
                (assessed as a percentage of the daily net assets of the Sub-accounts)
                -----------------------------------------------------------------------
                  FEE/CHARGE
                Mortality & Expense Risk Charge /3/                   0.80%
                -----------------------------------------------------------------------
                Administration Charge /3/                             0.15%
                -----------------------------------------------------------------------
                Settlement Service Charge /4/                         1.00%
                -----------------------------------------------------------------------
                Total Annual Charges of the Sub-accounts              0.95%
                (excluding settlement service charge)
                -----------------------------------------------------------------------


 (1)Assessed annually on the Annuity's anniversary date or upon surrender. Only applicable if Account Value is less than $100,000. Fee may differ in certain states. For beneficiaries who elect the Beneficiary Continuation Option, the fee is only applicable if Account Value is less than $25,000 at the time the fee is assessed.

 (2)These charges are deducted daily and apply to the Sub-accounts only.
 (3)The combination of the Mortality and Expense Risk Charge and Administration Charge is referred to as the "Insurance Charge" elsewhere in this Prospectus.

 (4)The Mortality & Expense Risk Charge and the Administration Charge do not apply if you are a beneficiary under the Beneficiary Continuation Option. The Settlement Service Charge applies only if your beneficiary elects the Beneficiary Continuation Option, and is expressed as an annual charge.


 The following table sets forth the charge for each optional benefit under the Annuity. These fees would be in addition to the periodic fees and transaction fees set forth in the tables above.


    ------------------------------------------------------------------------
                   YOUR OPTIONAL BENEFIT FEES AND CHARGES
                                     /1/
    ------------------------------------------------------------------------
              OPTIONAL BENEFIT                  OPTIONAL          TOTAL
                                              BENEFIT FEE/        ANNUAL
                                                 CHARGE          CHARGE /2/
                                           (as a percentage of
                                             Sub-account net
                                             assets, unless
                                           otherwise indicated)
    ------------------------------------------------------------------------
    HIGHEST DAILY GUARANTEED RETURN
    OPTION (HD GRO)
    Maximum Charge /3/                           0.75%            1.70%
    Current Charge                               0.60%            1.55%
    (if elected on or after May 1, 2009)
    ------------------------------------------------------------------------
    GUARANTEED MINIMUM INCOME BENEFIT
    (GMIB)
    Maximum Charge /3/                        2.00% of PIV       2.00% of
                                                                  PIV +
                                                                  0.95%
    Current Charge                            0.50% of PIV       0.50% of
                                                                  PIV +
                                                                  0.95%
    ------------------------------------------------------------------------
    LIFETIME FIVE INCOME BENEFIT
    Maximum Charge /3/                           1.50%            2.45%
    Current Charge                               0.60%            1.55%
    ------------------------------------------------------------------------
    SPOUSAL LIFETIME FIVE INCOME BENEFIT
    Maximum Charge /3/                           1.50%            2.45%
    Current Charge                               0.75%            1.70%
    ------------------------------------------------------------------------
    HIGHEST DAILY LIFETIME FIVE INCOME
    BENEFIT
    Maximum Charge /3/                           1.50%            2.45%
    Current Charge                               0.60%            1.55%
    ------------------------------------------------------------------------

  ---------------------------------------------------------------------------
                   YOUR OPTIONAL BENEFIT FEES AND CHARGES
                                     /1/
  ---------------------------------------------------------------------------
            OPTIONAL BENEFIT                  OPTIONAL            TOTAL
                                            BENEFIT FEE/          ANNUAL
                                               CHARGE           CHARGE /2/
                                         (as a percentage of
                                           Sub-account net
                                           assets, unless
                                         otherwise indicated)
  ---------------------------------------------------------------------------
  HIGHEST DAILY LIFETIME SEVEN INCOME
  BENEFIT
  Maximum Charge /3/                           1.50%             1.50% of
                                                                   PWV +
                                                                   0.95%
  Current Charge                               0.60%             0.60% of
                                                                   PWV +
                                                                   0.95%
  ---------------------------------------------------------------------------
  HIGHEST DAILY LIFETIME SEVEN
  W/BENEFICIARY INCOME OPTION
  Maximum Charge /3/                        2.00% of PWV          0.95% +
                                                                 2.00% of
                                                                    PWV
  Current Charge                            0.95% of PWV          0.95% +
                                                                 0.95% of
                                                                    PWV
  ---------------------------------------------------------------------------
  HIGHEST DAILY LIFETIME SEVEN
  W/LIFETIME INCOME ACCELERATOR
  Maximum Charge /3/                        2.00% of PWV          0.95% +
                                                                 2.00% of
                                                                    PWV
  Current Charge                            0.95% of PWV          0.95% +
                                                                 0.95% of
                                                                    PWV
  ---------------------------------------------------------------------------
  SPOUSAL HIGHEST DAILY LIFETIME SEVEN
  INCOME BENEFIT
  Maximum Charge /3/                        1.50% of PWV         1.50% of
                                                                   PWV +
                                                                   0.95%
  Current Charge                            0.75% of PWV         0.75% of
                                                                   PWV +
                                                                   0.95%
  ---------------------------------------------------------------------------
  SPOUSAL HIGHEST DAILY LIFETIME SEVEN
  W/BENEFICIARY INCOME OPTION
  Maximum Charge /3/                        2.00% of PWV          0.95% +
                                                                 2.00% of
                                                                    PWV
  Current Charge                            0.95% of PWV          0.95% +
                                                                 0.95% of
                                                                    PWV
  ---------------------------------------------------------------------------
  HIGHEST DAILY LIFETIME 7 PLUS
  Maximum Charge /3/                      1.50% greater of     0.95% + 1.50%
                                           Account Value        greater of
                                              and PWV          Account Value
                                                                 and PWV
  Current Charge                          0.75% greater of     0.95% + 0.75%
                                           Account Value        greater of
                                              and PWV          Account Value
                                                                  and PWV
  ---------------------------------------------------------------------------

  ----------------------------------------------------------------------------
                        YOUR OPTIONAL BENEFIT FEES AND
                                  CHARGES /1/
  ----------------------------------------------------------------------------
            OPTIONAL BENEFIT                  OPTIONAL             TOTAL
                                            BENEFIT FEE/           ANNUAL
                                               CHARGE            CHARGE /2/
                                         (as a percentage of
                                           Sub-account net
                                           assets, unless
                                         otherwise indicated)
  ----------------------------------------------------------------------------
  HIGHEST DAILY LIFETIME 7 PLUS WITH
  BENEFICIARY INCOME OPTION
  Maximum Charge /3/                      2.00% greater of     0.95% + 2.00%
                                           Account Value         greater of
                                              and PWV          Account Value
                                                                  and PWV
  Current Charge                          1.10% greater of     0.95% + 1.10 %
                                           Account Value         greater of
                                              and PWV          Account Value
                                                                  and PWV
  ----------------------------------------------------------------------------
  HIGHEST DAILY LIFETIME 7 PLUS WITH
  LIFETIME INCOME ACCELERATOR
  Maximum Charge /3/                      2.00% greater of     0.95% + 2.00%
                                           Account Value         greater of
                                              and PWV          Account Value
                                                                  and PWV
  Current Charge                          1.10% greater of     0.95% + 1.10 %
                                           Account Value         greater of
                                              and PWV          Account Value
                                                                  and PWV
  ----------------------------------------------------------------------------
  SPOUSAL HIGHEST DAILY LIFETIME 7 PLUS
  Maximum Charge /3/                      1.50% greater of     0.95% + 1.50%
                                           Account Value         greater of
                                              and PWV          Account Value
                                                                  and PWV
  Current Charge                          0.90% greater of     0.95% + 0.90%
                                           Account Value         greater of
                                              and PWV          Account Value
                                                                  and PWV
  ----------------------------------------------------------------------------
  SPOUSAL HIGHEST DAILY LIFETIME 7 PLUS
  WITH BENEFICIARY INCOME OPTION
  Maximum Charge /3/                      2.00% greater of     0.95% + 2.00%
                                           Account Value         greater of
                                              and PWV          Account Value
                                                                  and PWV
  Current Charge                          1.10% greater of     0.95% + 1.10 %
                                           Account Value         greater of
                                              and PWV          Account Value
                                                                  and PWV
  ----------------------------------------------------------------------------
  COMBINATION 5% ROLL-UP AND HAV DEATH         0.80%               1.75%
  BENEFIT
  Current and Maximum Charge/4/
  (if elected on or after May 1, 2009)
  ----------------------------------------------------------------------------
  HIGHEST DAILY VALUE DEATH BENEFIT            0.50%               1.45%
  (HDV)
  Current and Maximum Charge /4/
  ----------------------------------------------------------------------------
  HIGHEST DAILY LIFETIME 7 PLUS INCOME
  BENEFIT AND COMBINATION 5% ROLL-UP
  AND HAV DEATH BENEFIT                                        0.75% greater
  (the maximum charge combination of                             of Account
  optional benefits) (if elected on or                           Value and
  after May 1, 2009)                                            PWV + 1.75%
  ----------------------------------------------------------------------------
  Please refer to the section of this Prospectus that describes each optional benefit for a complete description of the benefit, including any restrictions or limitations that may apply.
  ----------------------------------------------------------------------------


 (1)HOW LIVING BENEFIT CHARGES ARE DETERMINED

    Highest Daily GRO: Charge for this benefit is assessed against the average daily net assets of the Sub-accounts. 0.35% benefit charge and 1.30% total annual charge (for elections prior to May 1, 2009) (or 1.55% total annual charge for elections on or after May 1, 2009), applies.

    Guaranteed Minimum Income Benefit: Charge for this benefit is assessed against the GMIB Protected Income Value ("PIV"). 0.50% of PIV for GMIB is in addition to 0.95% annual charge. This benefit is no longer available for new elections.
    Lifetime Five Income Benefit: Charge for this benefit is assessed against the average daily net assets of the Sub-accounts. 1.55% total annual charge applies. This benefit is no longer available for new elections.
    Spousal Lifetime Five Income Benefit: Charge for this benefit is assessed against the average daily net assets of the Sub-accounts. 1.70% total annual charge applies. This benefit is no longer available for new elections.
    Highest Daily Lifetime Five Income Benefit: Charge for this benefit is assessed against the average daily net assets of the Sub-accounts. 1.55% total annual charge applies. This benefit is no longer available for new elections.
    Highest Daily Lifetime Seven Income Benefit: Charge for this benefit is assessed against the Protected Withdrawal Value ("PWV"). As discussed in the description of the benefit, the charge is taken out of the Sub-accounts. 0.60% of PWV is in addition to 0.95% annual charge.
    Highest Daily Lifetime Seven with Beneficiary Income Option: Charge for this benefit is assessed against the Protected Withdrawal Value ("PWV"). 0.95% of PWV is in addition to 0.95% annual charge.
    Highest Daily Lifetime Seven with Lifetime Income Accelerator. Charge for this benefit is assessed against the Protected Withdrawal Value ("PWV"). As discussed in the description of the benefit, the charge is taken out of the Sub-accounts. 0.95% of PWV is in addition to 0.95% annual charge.

    Spousal Highest Daily Lifetime Seven Income Benefit: Charge for this benefit is assessed against the Protected Withdrawal Value ("PWV"). As discussed in the description of the benefit, the charge is taken out of the Sub-accounts. 0.75% of PWV is in addition to 0.95% annual charge.


    Spousal Highest Daily Lifetime Seven with Beneficiary Income Option: Charge for this benefit is assessed against the Protected Withdrawal Value ("PWV"). 0.95% of PWV is in addition to 0.95% annual charge.

    Highest Daily Lifetime 7 Plus. Charge for this benefit is assessed against the greater of Account Value and Protected Withdrawal Value. As discussed in the description of the benefit, the charge is taken out of the Sub-accounts and the DCA Fixed Rate Options, if applicable. 0.75% is in addition to 0.95% annual charge.
    Highest Daily Lifetime 7 Plus with Beneficiary Income Option. Charge for this benefit is assessed against the greater of Account Value and Protected Withdrawal Value. As discussed in the description of the benefit, the charge is taken out of the Sub-accounts and the DCA Fixed Rate Options, if applicable. 1.10% is in addition to 0.95% annual charge.
    Highest Daily Lifetime 7 Plus with Lifetime Income Accelerator. Charge for this benefit is assessed against the greater of Account Value and Protected Withdrawal Value. As discussed in the description of the benefit, the charge is taken out of the Sub-accounts and the DCA Fixed Rate Options, if applicable. 1.10% is in addition to 0.95% annual charge.
    Spousal Highest Daily Lifetime 7 Plus. Charge for this benefit is assessed against the greater of Account Value and Protected Withdrawal Value. As discussed in the description of the benefit, the charge is taken out of the Sub-accounts and the DCA Fixed Rate Options, if applicable. 0.90% is in addition to 0.95% annual charge.
    Spousal Highest Daily Lifetime 7 Plus with Beneficiary Income Option. Charge for this benefit is assessed against the greater of Account Value and Protected Withdrawal Value. As discussed in the description of the benefit, the charge is taken out of the Sub-accounts and the DCA Fixed Rate Options, if applicable. 1.10% is in addition to 0.95% annual charge. Combination 5% Roll-Up and HAV Death Benefit: Charge for this benefit is assessed against the average daily net assets of the Sub-Accounts. 0.50% benefit charge and 1.45% total annual charge (for elections prior to May 1, 2009) (or 1.75% total annual charge for elections on or after May 1, 2009), applies.
    Highest Daily Value Death Benefit: Charge for this benefit is assessed against the average daily net assets of the Sub-accounts. 1.45% total annual charge applies in all Annuity years. This benefit is no longer available for new elections.
 (2)The Total Annual Charge includes the Insurance Charge assessed against the average daily net assets allocated to the Sub-accounts. If you elect more than one optional benefit, the Total Annual Charge would be increased to include the charge for each optional benefit. With respect to Highest Daily Lifetime Seven, Spousal Highest Daily Lifetime Seven, Highest Daily Lifetime 7 Plus, and Spousal Highest Daily Lifetime 7 Plus, the charge is assessed against the Protected Withdrawal Value (greater of Account Value and PWV for the "Plus" benefits). With respect to each of Highest Daily Lifetime Seven, Spousal Highest Daily Lifetime Seven, Highest Daily Lifetime 7 Plus, and Spousal Highest Daily Lifetime 7 Plus, one-fourth of the annual charge is deducted at the end of each quarter, where the quarters are part of years that have as their anniversary the date that the benefit was elected. These optional benefits are not available under the Beneficiary Continuation Option.

 (3)We reserve the right to increase the charge to the maximum charge indicated, upon any step-up or reset under the benefit, or new election of the benefit.

 (4)Our reference in the fee table to "current and maximum" charge does not connote that we have the authority to increase the charge for Annuities that already have been issued. Rather, the reference indicates that there is no maximum charge to which the current charge could be increased for existing Annuities. However, our State filings may have included a provision allowing us to impose an increased charge for newly-issued Annuities.


 The following table provides the range (minimum and maximum) of the total annual expenses for the underlying mutual funds ("Portfolios") as of December 31, 2008. Each figure is stated as a percentage of the underlying Portfolio's average daily net assets.


              ----------------------------------------------------
                  TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES
              ----------------------------------------------------
                                                 MINIMUM  MAXIMUM
              ----------------------------------------------------
              Total Portfolio Operating Expense  0.62%    2.04%
              ----------------------------------------------------


 The following are the total annual expenses for each underlying mutual fund ("Portfolio") as of December 31, 2008, except as noted. The "Total Annual Portfolio Operating Expenses" reflect the combination of the underlying Portfolio's investment management fee, other expenses, and any 12b-1 fees. Each figure is stated as a percentage of the underlying Portfolio's average daily net assets. There is no guarantee that actual expenses will be the same as those shown in the table. For certain of the underlying Portfolios, a portion of the management fee has been waived and/or other expenses have been partially reimbursed. The existence of any such fee waivers and/or reimbursements have been reflected in the footnotes. The following expenses are deducted by the underlying Portfolio before it provides Pruco Life with the daily net asset value. The underlying Portfolio information was provided by the underlying mutual funds and has not been independently verified by us. See the prospectuses or statements of additional information of the underlying Portfolios for further details. The current prospectus and statement of additional information for the underlying Portfolios can be obtained by calling 1-888-PRU-2888.




------------------------------------------------------------------------------------------------
                  UNDERLYING MUTUAL FUND PORTFOLIO ANNUAL EXPENSES

      (as a percentage of the average net assets of the underlying Portfolios)
------------------------------------------------------------------------------------------------
                                                     For the year ended December 31, 2008
                                               -------------------------------------------------
            UNDERLYING PORTFOLIO                                             Acquired    Total
                                                                             Portfolio  Annual
                                               Management  Other              Fees &   Portfolio
                                                 Fee//    Expenses 12b-1 Fee Expenses  Expenses
------------------------------------------------------------------------------------------------
Advanced Series Trust /1,2,3/
 AST Academic Strategies Asset Allocation/ 4/    0.72%     0.08%     0.00%     0.74%     1.54%
 AST Advanced Strategies                         0.85%     0.22%     0.00%     0.02%     1.09%

----------------------------------------------------------------------------------------------------
                    UNDERLYING MUTUAL FUND PORTFOLIO ANNUAL EXPENSES

        (as a percentage of the average net assets of the underlying Portfolios)
----------------------------------------------------------------------------------------------------
                                                         For the year ended December 31, 2008
                                                   -------------------------------------------------
              UNDERLYING PORTFOLIO                                               Acquired    Total
                                                                                 Portfolio  Annual
                                                   Management  Other              Fees &   Portfolio
                                                     Fee//    Expenses 12b-1 Fee Expenses  Expenses
----------------------------------------------------------------------------------------------------
Advanced Series Trust continued
 AST Aggressive Asset Allocation                     0.15%     0.05%     0.00%     0.90%     1.10%
 AST AllianceBernstein Core Value                    0.75%     0.18%     0.00%     0.00%     0.93%
 AST AllianceBernstein Growth & Income               0.75%     0.13%     0.00%     0.00%     0.88%
 AST American Century Income & Growth/ 5/            0.75%     0.18%     0.00%     0.00%     0.93%
 AST Balanced Asset Allocation                       0.15%     0.02%     0.00%     0.93%     1.10%
 AST Bond Portfolio 2015/ 6/                         0.64%     0.26%     0.00%     0.00%     0.90%
 AST Bond Portfolio 2016/ 6,7/                       0.65%     1.02%     0.00%     0.00%     1.67%
 AST Bond Portfolio 2018/ 6/                         0.64%     0.35%     0.00%     0.00%     0.99%
 AST Bond Portfolio 2019/ 6/                         0.64%     0.47%     0.00%     0.00%     1.11%
 AST Bond Portfolio 2020/ 6,7/                       0.65%     1.02%     0.00%     0.00%     1.67%
 AST Capital Growth Asset Allocation                 0.15%     0.01%     0.00%     0.96%     1.12%
 AST CLS Growth Asset Allocation/ 8/                 0.30%     0.20%     0.00%     0.95%     1.45%
 AST CLS Moderate Asset Allocation/ 8/               0.30%     0.16%     0.00%     0.93%     1.39%
 AST Cohen & Steers Realty Portfolio/ 5/             1.00%     0.17%     0.00%     0.00%     1.17%
 AST DeAM Large-Cap Value                            0.85%     0.15%     0.00%     0.00%     1.00%
 AST Federated Aggressive Growth                     0.95%     0.21%     0.00%     0.00%     1.16%
 AST First Trust Balanced Target                     0.85%     0.15%     0.00%     0.00%     1.00%
 AST First Trust Capital Appreciation Target         0.85%     0.15%     0.00%     0.00%     1.00%
 AST Focus Four Plus/ 9/                             0.85%     1.08%     0.00%     0.11%     2.04%
 AST Global Real Estate                              1.00%     0.27%     0.00%     0.00%     1.27%
 AST Goldman Sachs Concentrated Growth               0.90%     0.14%     0.00%     0.00%     1.04%
 AST Goldman Sachs Mid-Cap Growth                    1.00%     0.18%     0.00%     0.00%     1.18%
 AST Goldman Sachs Small-Cap Value                   0.95%     0.22%     0.00%     0.00%     1.17%
 AST High Yield/ 5/                                  0.75%     0.18%     0.00%     0.00%     0.93%
 AST Horizon Growth Asset Allocation/ 10/            0.30%     0.35%     0.00%     0.93%     1.58%
 AST Horizon Moderate Asset Allocation/ 10/          0.30%     0.28%     0.00%     0.87%     1.45%
 AST International Growth                            1.00%     0.18%     0.00%     0.00%     1.18%
 AST International Value                             1.00%     0.18%     0.00%     0.00%     1.18%
 AST Investment Grade Bond/ 6/                       0.64%     0.13%     0.00%     0.00%     0.77%
 AST JPMorgan International Equity/ 5/               0.89%     0.20%     0.00%     0.00%     1.09%
 AST Large-Cap Value/ 5/                             0.75%     0.12%     0.00%     0.00%     0.87%
 AST Lord Abbett Bond-Debenture                      0.80%     0.17%     0.00%     0.00%     0.97%
 AST Marsico Capital Growth                          0.90%     0.13%     0.00%     0.00%     1.03%
 AST MFS Global Equity                               1.00%     0.32%     0.00%     0.00%     1.32%
 AST MFS Growth                                      0.90%     0.15%     0.00%     0.00%     1.05%
 AST Mid-Cap Value                                   0.95%     0.19%     0.00%     0.00%     1.14%
 AST Money Market/ 5/                                0.50%     0.12%     0.00%     0.00%     0.62%
 AST Neuberger Berman/LSV Mid-Cap Value              0.90%     0.15%     0.00%     0.00%     1.05%
 AST Neuberger Berman Mid-Cap Growth/ 5/             0.90%     0.15%     0.00%     0.00%     1.05%
 AST Neuberger Berman Small-Cap Growth               0.95%     0.21%     0.00%     0.00%     1.16%
 AST Niemann Capital Growth Asset Allocation/ 10/    0.30%     0.29%     0.00%     0.87%     1.46%
 AST Parametric Emerging Markets Equity              1.10%     0.53%     0.00%     0.00%     1.63%
 AST PIMCO Limited Maturity Bond                     0.65%     0.15%     0.00%     0.00%     0.80%
 AST PIMCO Total Return Bond                         0.65%     0.13%     0.00%     0.00%     0.78%
 AST Preservation Asset Allocation                   0.15%     0.02%     0.00%     0.87%     1.04%
 AST QMA US Equity Alpha/ 11/                        1.00%     0.57%     0.00%     0.00%     1.57%
 AST Schroders Multi-Asset World Strategies          1.10%     0.35%     0.00%     0.00%     1.45%
 AST Small-Cap Growth                                0.90%     0.22%     0.00%     0.00%     1.12%
 AST Small-Cap Value                                 0.90%     0.18%     0.00%     0.00%     1.08%
 AST T. Rowe Price Asset Allocation                  0.85%     0.15%     0.00%     0.00%     1.00%
 AST T. Rowe Price Global Bond                       0.80%     0.19%     0.00%     0.00%     0.99%
 AST T. Rowe Price Large-Cap Growth                  0.88%     0.13%     0.00%     0.00%     1.01%
 AST T. Rowe Price Natural Resources Portfolio       0.90%     0.14%     0.00%     0.00%     1.04%
 AST UBS Dynamic Alpha                               1.00%     0.16%     0.00%     0.00%     1.16%
 AST Western Asset Core Plus Bond                    0.70%     0.14%     0.00%     0.00%     0.84%

------------------------------------------------------------------------------------------------------------
                        UNDERLYING MUTUAL FUND PORTFOLIO ANNUAL EXPENSES

            (as a percentage of the average net assets of the underlying Portfolios)
------------------------------------------------------------------------------------------------------------
                                                                 For the year ended December 31, 2008
                                                           -------------------------------------------------
                  UNDERLYING PORTFOLIO                                                   Acquired    Total
                                                                                         Portfolio  Annual
                                                           Management  Other              Fees &   Portfolio
                                                             Fee//    Expenses 12b-1 Fee Expenses  Expenses
------------------------------------------------------------------------------------------------------------
Franklin Templeton Variable Insurance Products Trust/ 12/
 Franklin Templeton VIP Founding Funds Allocation Fund       0.00%     0.13%     0.00%     0.65%     0.78%



 1 Advanced Series Trust: Share of the Portfolios are generally purchased through variable insurance products. The Advanced Series Trust (the "Trust") has entered into arrangements with the issuers of the variable insurance products offering the Portfolios under which the Trust compensates the issuers 0.10% for providing ongoing services to Portfolio shareholders in lieu of the Trust providing such services directly to shareholders. Amounts paid under these arrangements are included in "Other Expenses." Subject to the expense limitations set forth below, for each Portfolio of the Trust (except as noted below), Prudential Investments LLC and AST Investment Services, Inc. have agreed to voluntarily waive a portion of the 0.10% administrative services fee, based on the average daily net assets of each Portfolio of the Trust, as set forth in the table below.



       Average Daily Net Assets of Portfolio         Fee Rate Including Waiver
 ------------------------------------------------------------------------------
 Up to and including $500 million                       0.10% (no waiver)
 ------------------------------------------------------------------------------
 Over $500 million up to and including $750 million           0.09%
 ------------------------------------------------------------------------------
 Over $750 million up to and including $1 billion             0.08%
 ------------------------------------------------------------------------------
 Over $1 billion                                              0.07%
 ------------------------------------------------------------------------------



    The administrative services fee is not waived in the case of the Dynamic Asset Allocation Portfolios and the Tactical Asset Allocation Portfolios. The Dynamic Asset Allocation Portfolios are AST Aggressive Asset Allocation, AST Balanced Asset Allocation, AST Capital Growth Asset Allocation, and AST Preservation Asset Allocation. The Tactical Asset Allocation Portfolios are AST CLS Growth Asset Allocation, AST CLS Moderate Asset Allocation, AST Horizon Growth Asset Allocation, AST Horizon Moderate Asset Allocation, and AST Niemann Capital Growth Asset Allocation.

    The Dynamic Asset Allocation Portfolios and the Tactical Asset Allocation Portfolios are "fund of funds" which means each of these Portfolios invests primarily or exclusively in one or more mutual funds, referred to here as "Underlying Portfolios". A Portfolio will not be directly subject to the administrative services fee to the extent it invests in Underlying Portfolios. Because the Dynamic Asset Allocation Portfolios generally invest all of their assets in Underlying Portfolios, the Dynamic Asset Allocation Portfolios generally will not be directly subject to the administrative services fee. Because the Tactical Asset Allocation Portfolios generally invest at least 90% of their assets in Underlying Portfolios, only 10% of their assets generally will be directly subject to the administrative services fee. Because the AST Academic Strategies Asset Allocation Portfolio generally invests approximately 65% of its assets in Underlying Portfolios, only 35% of its assets generally will be directly subject to the administrative services fee. The AST Focus Four Plus Portfolio is not directly subject to the administrative services fee to the extent it invests in the Core Plus Bond Portfolio or any other Trust Portfolio. The AST Academic Strategies Portfolio is not directly subject to the administrative services fee to the extent it invests in any other Trust Portfolio. In determining the administrative services fee, only assets of a Tactical Asset Allocation Portfolio, the AST Academic Strategies Asset Allocation Portfolio, and AST Focus Four Plus Portfolio that are not invested in Underlying Portfolios will be counted as average daily net assets of the relevant Portfolio for purposes of the above-referenced breakpoints. This will result in a Portfolio paying higher administrative services fees than if all of the assets of the Portfolio were counted for purposes of computing the relevant administrative services fee breakpoints. The Underlying Portfolios in which the Dynamic Asset Allocation Portfolios, Tactical Asset Allocation Portfolios, and AST Academic Strategies Asset Allocation Portfolio invest, however, will be subject to the administrative services fee.

 2 Some of the Portfolios invest in other investment companies (the "Acquired Portfolios"). For example, each Dynamic and Tactical Asset Allocation Portfolio invests in shares of other Portfolios of the Trust. Investors in a Portfolio indirectly bear the fees and expenses of the Acquired Portfolios. The expenses shown under "Acquired Portfolio Fees and Expenses" represent a weighted average of the expense ratios of the Acquired Portfolios in which each Portfolio invested during the year ended
    December 31, 2008. The Dynamic Asset Allocation Portfolios and AST Focus Four Plus Portfolio do not pay any transaction fees when purchasing or redeeming shares of the Acquired Portfolios. When a Portfolio's "Acquired Portfolio Fees and Expenses" are less that 0.01%, such expenses are included in the column titled "Other Expenses." This may cause the Total Annual Portfolio Operating Expenses to differ from those set forth in the Financial Highlights tables of such Portfolios in the prospectus for the Trust.
 3 The management fee rate shown in the "management fees" column is based on the indicated Portfolio's average daily net assets as of the fiscal year ended December 31, 2008, except that the fee rate shown does not reflect the impact of any contractual or voluntary management fee waivers that may be applicable and which would result in a reduction in the fee rate paid by the Portfolio. The management fee rate for certain Portfolios may include "breakpoints" which are reduced fee rates that are applicable at specified levels of Portfolio assets; the effective fee rates shown in the table reflect and incorporate any fee "breakpoints" which may be applicable.
 4 Academic Strategies Asset Allocation Portfolio: The only investment management fee to be paid directly to the Investment Managers by the Academic Strategies Asset Allocation Portfolio will be the Portfolio's annualized contractual investment management fee of 0.72% of its average daily net assets. Since the Academic Strategies Asset Allocation Portfolio is expected to invest approximately 65% of its assets in portfolios of the Trust (referred to here as "Underlying Trust Funds") under normal circumstances, the Academic Strategies Asset Allocation Portfolio will also indirectly pay investment management fees on its investments in the Underlying Trust Funds. To the extent that the other Asset Allocation Portfolios invest their assets in Underlying Trust Funds, such Asset Allocation Portfolios will also indirectly pay investment management fees on its investments in the Underlying Trust Funds.

    The Academic Strategies Asset Allocation Portfolio will not be directly subject to the administrative services fee to the extent it invests in Underlying Trust Funds. The Underlying Trust Funds in which the Academic Strategies Asset Allocation Portfolio invests, however, will be subject to the administrative services fee.

    The Academic Strategies Asset Allocation Portfolio indirectly incurs a pro rata portion of the fees and expenses of the Acquired Portfolios in which it invests. From January 1, 2008 to July 20, 2008, the Academic Strategies Asset Allocation Portfolio was known as the AST Balanced Asset Allocation Portfolio (the Balanced Portfolio). The Balanced Portfolio invested all of its assets in Acquired Portfolios. The actual annualized "Acquired Portfolio Fees and Expenses" for the Balanced Portfolio were 0.88% for the period January 1, 2008 to July 20, 2008. As set forth above, under normal conditions, the Academic Strategies Asset Allocation Portfolio invests approximately 65% of its assets in Acquired Portfolios. The actual annualized "Acquired Portfolio Fees and Expenses" for the Academic Strategies Asset Allocation Portfolio were 0.735% for the period July 21, 2008 to December 31, 2008. The Investment Managers have voluntarily agreed to reimburse expenses and/or waive fees so that the Academic Strategies Asset Allocation Portfolio's "Acquired Portfolio Fees and Expenses" on an annualized basis do not exceed 0.685% of the Academic Strategies Asset Allocation Portfolio's average daily net assets based on the daily calculation described below. This arrangement will be monitored and applied daily based upon the Academic Strategies Asset Allocation Portfolio's then current holdings of Acquired Portfolios and the expense ratios of the relevant Acquired Portfolios as of their most recent fiscal year end. Because the expense ratios of the relevant Acquired Portfolios will change over time and may be higher than the expense ratios as of their most recent fiscal year end, it is possible that the Academic Strategies Asset Allocation Portfolio's actual "Acquired Portfolio Fees and Expenses" may be higher than 0.685% of the Portfolio's average daily net assets on an annualized basis. These arrangements relating to the Portfolio's "Acquired Portfolio Fees and Expenses" are voluntary and are subject to termination or modification at any time without prior notice.

    The Investment Managers have contractually agreed to reimburse expenses and/or waive fees so that the Academic Strategies Asset Allocation Portfolio's investment management fees plus "Other Expenses" (exclusive in all cases of taxes, interest, brokerage commissions, distribution fees, dividend and interest expense, if any, related to short sales, and extraordinary expenses) do not exceed 0.80% of the Portfolio's average daily net assets during the Academic Strategies Asset Allocation Portfolio's first year of operations (i.e., July 21, 2008 through July 20,
    2009).

 5 Effective as of July 1, 2008, Prudential Investments LLC and AST Investment Services, Inc. have voluntarily agreed to waive a portion of their management fee and/or limit expenses (expressed as a percentage of average daily net assets) for certain Portfolios of the Trust, as set forth in the table below. These arrangements may be discontinued or otherwise modified at any time.



               Portfolio                Fee Waiver and/or Expense Limitation
  ---------------------------------------------------------------------------
  AST Large-Cap Value                                  0.84%
  ---------------------------------------------------------------------------
  AST Cohen & Steers Realty                            0.97%
  ---------------------------------------------------------------------------
  AST American Century Income & Growth                 0.87%
  ---------------------------------------------------------------------------
  AST High Yield                                       0.88%
  ---------------------------------------------------------------------------
  AST Money Market                                     0.56%
  ---------------------------------------------------------------------------
  AST JPMorgan International Equity                    1.01%
  ---------------------------------------------------------------------------
  AST Neuberger Berman Mid-Cap Growth                  1.25%
  ---------------------------------------------------------------------------



 6 With respect to each of the AST Bond Portfolio 2015, AST Bond Portfolio 2016, AST Bond Portfolio 2018, AST Bond Portfolio 2019, AST Bond Portfolio 2020, and the AST Investment Grade Bond Portfolio, Prudential Investments LLC and AST Investment Services, Inc. have voluntarily agreed to waive a portion of their investment management fees and/or reimburse certain expenses for the Portfolios so that each Portfolio's investment management fees plus other expenses (exclusive in all cases of taxes, interest, brokerage commissions, distribution fees, dividend and interest expense, if any, related to short sales, and extraordinary expenses) do not exceed 1.00% of each Portfolio's average daily net assets for the fiscal year ending December 31, 2009. These arrangements are voluntary and may be discontinued or otherwise modified by the Investment Managers at any time without prior notice.
 7 AST Bond Portfolio 2016 and AST Bond Portfolio 2020 are based on estimated expenses for 2009 at an estimated asset level.
 8 Prudential Investments LLC and AST Investment Services, Inc. have voluntarily agreed to waive a portion of their investment management fees and/or reimburse certain expenses for each of the AST CLS Growth Asset Allocation Portfolio and the AST CLS Moderate Asset Allocation Portfolio so that each Asset Allocation Portfolio's investment management fees plus other expenses (exclusive in all cases of taxes, interest, brokerage commissions, distribution fees, dividend and interest expense, if any, related to short sales, extraordinary expenses, and Underlying Portfolio fees and expenses) do not exceed 0.40% of such Asset Allocation Portfolio's average daily net assets to $100 million; 0.35% of such Asset Allocation Portfolio's average daily net assets from $100 million to $200 million; and 0.30% of such Asset Allocation Portfolio's average daily net assets over $200 million.
 9 The Investment Managers have contractually agreed to waive their investment management fees on AST Focus Four Plus Portfolio assets invested in the AST Western Asset Core Plus Bond Portfolio through May 1, 2010. Under normal circumstances, the Portfolio invests approximately 25% of its assets in the AST Western Asset Core Plus Bond Portfolio. Assuming a contractual fee waiver of 0.21% (i.e., 25% of the Portfolio's contractual investment management fee of 0.85%), the annualized operating expense ratio of the Portfolio would be reduced from 2.04% to 1.83%.
 10 The Investment Managers also have voluntarily agreed to waive a portion of their investment management fees and/or reimburse certain expenses for each of the AST Horizon Growth Asset Allocation Portfolio, the AST Horizon Moderate Asset Allocation Portfolio, and the AST Niemann Capital Growth Asset Allocation Portfolio so that each Asset Allocation Portfolio's investment management fees plus other expenses (exclusive in all cases of taxes, interest, brokerage commissions, distribution fees, dividend and interest expense, if any, related to short sales, extraordinary expenses, and Underlying Portfolio fees and expenses) do not exceed 0.40% of such Asset Allocation Portfolio's average daily net assets to $250 million; 0.35% of such Asset Allocation Portfolio's average daily net assets from $250 million to $750 million; and 0.30% of such Asset Allocation Portfolio's average daily net assets over $750 million. All of these arrangements are voluntary and may be discontinued or otherwise modified by the Investment Managers at any time without prior notice.
 11 With respect to the AST QMA US Equity Alpha Portfolio, "Other Expenses" includes dividend expenses on short sales and interest expenses on short sales.
 12 The manager has agreed in advance to reduce its fee from assets invested by the Fund in a Franklin Templeton money market fund (the Sweep Money Fund which is the acquired fund in this case) to the extent of the Fund's fees and expenses of the acquired fund. This reduction is required by the Trust's board of trustees and an exemptive order by the Securities and Exchange Commission; this arrangement will continue as long as the exemptive order is relied upon.

                                EXPENSE EXAMPLE

 This example is intended to help you compare the cost of investing in the Annuity with the cost of investing in other variable annuities. Below is an example showing what you would pay in expenses at the end of the stated time periods had you invested $10,000 in the Annuity and your investment has a 5% return each year. The example reflects the following fees and charges for the Annuity as described in "Summary of Contract Fees and Charges":
   .   Insurance Charge
   .   Contingent Deferred Sales Charge (when and if applicable)
   .   Annual Maintenance Fee

 The example also assumes the following for the period shown:

   . You allocate all of your Account Value to the Sub-account with the maximum gross total operating expenses for 2008, and those expenses remain the same each year*

   . For each Sub-account charge, we deduct the maximum rather than the current charge
   .   You make no withdrawals of Account Value
   .   You make no transfers, or other transactions for which we charge a fee
   .   No tax charge applies
   . You elect the Highest Daily Lifetime 7 Plus with the Combination 5% Roll-up and HAV Death Benefit (which are the maximum combination of optional benefit charges)

 Amounts shown in the example are rounded to the nearest dollar.

 * Note: Not all portfolios offered as Sub-accounts may be available depending on optional benefit selection, the applicable jurisdiction and selling firm.

 THE EXAMPLE IS ILLUSTRATIVE ONLY - IT SHOULD NOT BE CONSIDERED A
 REPRESENTATION OF PAST OR FUTURE EXPENSES OF THE UNDERLYING MUTUAL FUNDS OR THEIR PORTFOLIOS - ACTUAL EXPENSES WILL BE LESS THAN THOSE SHOWN DEPENDING UPON WHICH OPTIONAL BENEFIT YOU ELECT OTHER THAN INDICATED IN THE EXAMPLE OR IF YOU ALLOCATE ACCOUNT VALUE TO ANY OTHER AVAILABLE SUB-ACCOUNTS.


 Expense Examples are provided as follows:


 If you surrender your annuity at the end of the applicable time period:


                                 1 yr  3 yrs  5 yrs  10 yrs
                     --------------------------------------
                     Bb Series  $1,192 $2,126 $3,045 $5,463
                     --------------------------------------


 If you annuitize your annuity at the end of the applicable time period: /1/


                                 1 yr 3 yrs 5 yrs  10 yrs
                      -----------------------------------
                      Bb Series  N/A   N/A  $2,775 $5,463
                      -----------------------------------


 If you do not surrender your annuity:


                                 1 yr 3 yrs  5 yrs  10 yrs
                      ------------------------------------
                      Bb Series  $562 $1,676 $2,775 $5,463
                      ------------------------------------


 1  You may not annuitize in the first Three (3) Annuity Years.

 For information relating to accumulation unit values pertaining to the sub-accounts, please see Appendix A.

                                    SUMMARY

                 Prudential Premier Variable Annuity Bb Series

 This Summary describes key features of the variable annuity described in this Prospectus. It is intended to help give you an overview, and to point you to sections of the prospectus that provide greater detail. This Summary is intended to supplement the prospectus, so you should not rely on the Summary alone for all the information you need to know before purchase. You should read the entire Prospectus for a complete description of the variable annuity. Your financial professional can also help you if you have questions.

 What is a variable annuity? A variable annuity is a contract between you and an insurance company. It is designed to help you save money for retirement, and provide income during your retirement. With the help of your financial advisor, you choose how to invest your money within your annuity. The value of your annuity will rise or fall depending on whether the investment options you choose perform well or perform poorly. Investing in a variable annuity involves risk and you can lose your money. By the same token, investing in a variable annuity can provide you with the opportunity to grow your money through participation in mutual fund-type investments. Your financial professional will help you choose your investment options based on your tolerance for risk and your needs.

 Variable annuities also offer a variety of optional guarantees to receive an income for life through withdrawal, or provide minimum death benefits for your beneficiaries, or minimum account value guarantees. These benefits provide a degree of insurance in the event your annuity performs poorly. These optional benefits are available for an extra cost, and are subject to limitations and conditions more fully described later in this Prospectus. The guarantees are based on the long-term financial strength of the insurance company.

 What does it mean that my variable annuity is "tax-deferred"? Because variable annuities are issued by an insurance company, you pay no taxes on any earnings from your annuity until you withdraw the money. You may also transfer among your investment options without paying a tax at the time of the transfer. Until you withdraw the money, tax deferral allows you to keep money invested that would otherwise go to pay taxes. When you take your money out of the variable annuity, however, you will be taxed on the earnings at ordinary income tax rates rather than lower capital gains rates. If you withdraw earnings before you reach age 59 1/2, you also may be subject to a 10% federal tax penalty.

 You may also purchase one of our variable annuities as a tax-qualified retirement investment such as an IRA, SEP-IRA, Roth IRA, 401(a) plan, or 403(b) plan. Although there is no additional tax advantage to a variable annuity purchased through one of these plans, you may desire the variable annuities' other features such as guaranteed lifetime income payments or death benefits for use within these plans.

 How do I purchase one of the variable annuities? See your financial professional to complete an application. Your eligibility to purchase is based on your age and the size of your investment:

                 ----------------------------------------------
                  Product   Maximum Age for   Minimum Initial
                            Initial Purchase  Purchase Payment
                 ----------------------------------------------
                 Bb Series        85              $1,000
                 ----------------------------------------------

 The "Maximum Age for Initial Purchase" applies to the oldest owner as of the day we would issue the Annuity. If the Annuity is to be owned by an entity, the maximum age applies to the annuitant as of the day we would issue the annuity. For annuities purchased as a Beneficiary Annuity, the maximum issue age is 70 and applies to the Key Life. The availability and level of protection of certain optional benefits may also vary based on the age of the owner or annuitant on the issue date of the annuity, the date the benefit is elected, or the date of the owner's death. Please see the section entitled "Living Benefits" and "Death Benefit" for additional information on these benefits.

 We may allow you to purchase an Annuity with an amount lower than the "Minimum Initial Purchase Payment" if you establish an electronic funds transfer that would allow you to meet the minimum requirement within one year.

 You may make additional payments of at least $100 into your Annuity at any time, subject to maximums allowed by us and as provided by law.


 After you purchase your Annuity you will have usually ten days to examine it and cancel it if you change your mind for any reason. The period of time and the amount returned to you is dictated by State law, and is stated on the front cover of your contract. You must cancel your Annuity in writing.

 See "What Are the Requirements for Purchasing One of the Annuities" for more detail.

 Where should I invest my money? With the help of your financial professional, you choose where to invest your money within the annuity. You may choose from a variety of investment options ranging from conservative to aggressive. Certain optional benefits may limit your ability to invest in the investment options otherwise available to you under the annuity. These investment options participate in mutual fund investments that are kept in a separate account from our other general assets. Although you may recognize some of the names of the money managers, these investment options are designed for variable annuities and are not the same mutual funds available to the general public. You can decide on a mix of investment options that suit your goals. Or, you can choose one of our investment options that participates in several mutual funds according to a specified goal such as balanced asset allocation, or capital growth asset allocation. If you select certain optional benefits, we may limit the investment options that you may elect. Each of the underlying mutual funds is described by its own prospectus, which you should read before investing. There is no assurance that any investment option will meet its investment objective.

 You may also allocate money to a fixed rate account that earns interest guaranteed by our general assets. We also offer programs to help discipline your investing, such as dollar cost averaging or automatic rebalancing.

 See "Investment Options," and "Managing Your Account Value."


 How can I receive income from my Annuity? You can receive income by taking withdrawals or electing annuity payments. If you take withdrawals, you should plan them carefully, because withdrawals may be subject to tax, and may be subject to a contingent deferred sales charge (discussed below). You may withdraw up to 10% of your investment each year without being subject to a contingent deferred sales charge.


 You may elect to receive income through annuity payments over your lifetime, also called "annuitization". This option may appeal to those who worry about outliving their Account Value through withdrawals. If you elect to receive annuity payments, you convert your Account Value into a stream of future payments. This means in most cases you no longer have an account value and therefore cannot make withdrawals. We offer different types of annuity options to meet your needs, and you can choose the benefits and costs that make sense for you. For example, some of our annuity options allow for withdrawals, and some provide a death benefit, while others guarantee payments for life without a death benefit or the ability to make withdrawals.

 See "Access to Account Value."

 Options for Guaranteed Lifetime Withdrawals. We offer several optional benefits for an additional fee that guarantee your ability to take withdrawals for life as a percentage of an initial guaranteed benefit base, even after your Account Value falls to zero. These benefits may appeal to you if you wish to maintain flexibility and control over your Account Value (instead of converting it to an annuity stream) and want the assurance of predictable income. If you withdraw more than the allowable amount during any year, your future level of guaranteed withdrawals decreases.

 As part of these benefits you are required to invest only in certain permitted investment options. Some of the benefits utilize a predetermined formula to help manage your guarantee through all market cycles. Please see the applicable optional benefits section as well as the Appendices for more information on each formula.

 These benefits contain detailed provisions, so please see the following sections of the Prospectus for complete details:
..   Highest Daily Lifetime 7 Plus
..   Spousal Highest Daily Lifetime 7 Plus
..   Highest Daily Lifetime 7 Plus with Lifetime Income Accelerator
..   Highest Daily Lifetime 7 Plus with Beneficiary Income Option
..   Spousal Highest Daily Lifetime 7 Plus with Beneficiary Income Option
..   Highest Daily Lifetime Seven*
..   Spousal Highest Daily Lifetime Seven*
..   Highest Daily Lifetime Seven with Lifetime Income Accelerator*
..   Highest Daily Lifetime Seven with Beneficiary Income Option*
..   Spousal Highest Daily Lifetime Seven with Beneficiary Income Option*

 * No longer available for new elections in a given State once the Highest Daily Lifetime 7 Plus version is approved.

 Options for Guaranteed Accumulation. We offer an optional benefit for an additional fee that guarantees your Account Value to a certain level after a period of years. As part of this benefit you are required to invest only in certain permitted investment options. Please see applicable optional benefit section as well as Appendix D for more information on the formula.

 This benefit contains detailed provisions, so please see the following section of the Prospectus for complete details:
..   Highest Daily Guaranteed Return Option


 What happens to my annuity upon death? You may name a beneficiary to receive the proceeds of your annuity upon your death. Your annuity must be distributed within the time periods required by the tax laws. The annuity offers a basic death benefit. The basic death benefit provides your beneficiaries with the greater of your purchase payments less all proportional withdrawals or your value in the annuity at the time of death.


 We also offer an optional death benefit for an additional charge:
..   Combination 5% Roll-up and Highest Anniversary Value Death Benefit: Offers
    the greatest of the basic death benefit, the highest anniversary value death benefit described above, and a value assuming 5% growth of your investment adjusted for withdrawals.

 The death benefit has certain age restrictions. Please see the "Death Benefit" section of the Prospectus for more information.

 There are other optional living and death benefits that we previously offered, but are not currently available. See the applicable section of this Prospectus for details.

 What are the Annuity's Fees and Charges?
 Contingent Deferred Sales Charge: If you withdraw all or part of your annuity before the end of a period of years, we may deduct a contingent deferred sales charge, or "CDSC". The CDSC is calculated as a percentage of your purchase payment being withdrawn, and depends on how long you have held your Annuity. The CDSC is different depending on which annuity you purchase:

                     Yr. 1 Yr. 2 Yr. 3 Yr. 4 Yr. 5 Yr. 6 Yr. 7 Yr. 8+
          -----------------------------------------------------------
          Bb Series  7.0%  6.0%  5.0%  4.0%  3.0%  2.0%  1.0%   0.0%
          -----------------------------------------------------------

 Each year you may withdraw up to 10% of your purchase payments without the imposition of a CDSC. This free withdrawal feature does not apply when fully surrendering your annuity. We may also waive the CDSC under certain circumstances, such as for medically-related circumstances or taking required minimum distributions under a qualified contract.


 Transfer Fee: You may make 20 transfers between investment options each year free of charge. After the 20th transfer, we will charge $10.00 for each transfer. We do not consider transfers made as part of any Dollar Cost Averaging, Automatic Rebalancing or asset allocation program when we count the twenty free transfers. All transfers made on the same day will be treated as one (1) transfer. Any transfers made as a result of the mathematical formula used with an optional benefit will not count towards the total transfers allowed.


 Annual Maintenance Fee: Until you start annuity payments, we deduct an Annual Maintenance Fee. The Annual Maintenance Fee is $35.00 or 2% of your Account Value. The Annual Maintenance Fee is only deducted if your Account Value is less than $100,000.

 Tax Charge: We may deduct a charge to reimburse us for taxes we may pay on premiums received in certain jurisdictions. The tax charge currently ranges up to 3 1/2% of your purchase payments and is designed to approximate the taxes that we are required to pay.

 Insurance Charge: We deduct an Insurance Charge. It is an annual charge assessed on a daily basis. It is the combination of the Mortality & Expense Risk Charge and the Administration Charge. The charge is assessed against the daily assets allocated to the Sub-accounts and depends on which annuity you purchase:

                  -------------------------------------------
                            FEE/CHARGE             Bb Series
                  -------------------------------------------
                  Mortality & Expense Risk Charge   0.80%
                  -------------------------------------------
                  Administration Charge             0.15%
                  -------------------------------------------
                  Total Insurance Charge            0.95%
                  -------------------------------------------


 Charges for Optional Benefits: If you elect to purchase certain optional benefits, we will deduct an additional charge. For some optional benefits, the charge is deducted from your Account Value allocated to the Sub-accounts. This charge is included in the daily calculation of the Unit Price for each Sub-account. For certain other optional benefits, such as Highest Daily Lifetime Seven, the charge is assessed against the Protected Withdrawal Value and is taken out of the Sub-accounts periodically. Please refer to the section entitled "Summary of Contract Fees and Charges" for the list of charges for each optional benefit.

 Settlement Service Charge: If your beneficiary takes the death benefit under a Beneficiary Continuation Option, we deduct a Settlement Service Charge, although the Insurance Charge no longer applies. The charge is assessed daily against the average assets allocated to the Sub-accounts and is equal to an annual charge of 1.00%.


 Fees and expenses incurred by the Portfolios: Each Portfolio incurs total annual operating expenses comprised of an investment management fee, other expenses and any distribution and service (12b-1) fees that may apply. More detailed information about fees and expenses can be found in the prospectuses for the Portfolios. Please see the "Fees and Charges" section of the Prospectus for more information.

 Costs to Sell and Administer Our Variable Annuity: Your financial advisor may receive a commission for selling one of our variable annuities to you. We may also pay fees to your financial advisor's broker dealer firm to cover costs of marketing or administration. These commissions and fees may incent your financial advisor to sell our variable annuity instead of one offered by another company. We also receive fees from the mutual fund companies that offer the investment options for administrative costs and marketing. These fees may influence our decision to offer one family of funds over another. If you have any questions you may speak with your financial advisor or us. See "General Information".

 Other Information Please see the section entitled "General Information" for more information about our annuities, including legal information about our company, separate account, and underlying funds.

                              INVESTMENT OPTIONS

 WHAT ARE THE INVESTMENT OBJECTIVES AND POLICIES OF THE PORTFOLIO?

 Each variable investment option is a Sub-account of the Pruco Life Flexible Premium Variable Annuity Account (see "What is the Separate Account" for more detailed information). Each Sub-account invests exclusively in one Portfolio. You should carefully read the prospectus for any Portfolio in which you are interested. The Investment Objectives/Policies chart below classifies each of the Portfolios based on our assessment of their investment style (as of the date of this Prospectus). The chart also provides a description of each Portfolio's investment objective (in italics) and a short, summary description of their key policies to assist you in determining which Portfolios may be of interest to you. There is no guarantee that any underlying Portfolio will meet its investment objective. Not all portfolios offered as Sub-accounts may be available depending on optional benefit selection, the applicable jurisdiction and selling firm. The Portfolios that you select are your choice - we do not provide investment advice, and we do not recommend or endorse any particular Portfolio. You bear the investment risk for amounts allocated to the Portfolios. Please see the General Information section of this Prospectus, under the heading concerning "Service Fees" for a discussion of fees that we may receive from underlying mutual funds and/or their affiliates.


 The name of the advisor/sub-advisor for each Portfolio appears next to the description. Those Portfolios whose name include the prefix "AST" are Portfolios of Advanced Series Trust. The Portfolios of Advanced Series Trust are co-managed by AST Investment Services, Inc. and Prudential Investments LLC, both of which are affiliated companies of Pruco Life. However, a sub-advisor, as noted below, is engaged to conduct day-to-day management.

 The Portfolios are not publicly traded mutual funds. They are only available as investment options in variable annuity contracts and variable life insurance policies issued by insurance companies, or in some cases, to participants in certain qualified retirement plans. However, some of the Portfolios available as Sub-accounts under the Annuities are managed by the same portfolio advisor or sub-advisor as a retail mutual fund of the same or similar name that the Portfolio may have been modeled after at its inception. Certain retail mutual funds may also have been modeled after a Portfolio. While the investment objective and policies of the retail mutual funds and the Portfolios may be substantially similar, the actual investments will differ to varying degrees. Differences in the performance of the funds can be expected, and in some cases could be substantial. You should not compare the performance of a publicly traded mutual fund with the performance of any similarly named Portfolio offered as a Sub-account. Details about the investment objectives, policies, risks, costs and management of the Portfolios are found in the prospectuses for the underlying mutual funds. The current prospectus and statement of additional information for the underlying Portfolios can be obtained by calling 1-888-PRU-2888.

 STIPULATED INVESTMENT OPTIONS IF YOU ELECT CERTAIN OPTIONAL BENEFITS
 As a condition to your participating in certain optional benefits, we limit the investment options to which you may allocate your Account Value. Broadly speaking, we offer two groups of "Permitted Sub-accounts". Under the first group (Group I), your allowable investment options are more limited, but you are not subject to mandatory quarterly re-balancing. Under the second group (Group II), you may allocate your Account Value between a broader range of investment options, but must participate in quarterly re-balancing. The set of tables immediately below describes the first category of permitted investment options.

 While those who do not participate in any optional benefit generally may invest in any of the investment options described in the Prospectus, only those who participate in the optional benefits listed in Group II below may participate in the second category (along with its attendant re-balancing requirement). This second category is called our "Optional Allocation and Rebalancing Program." If you participate in the Optional Allocation and Rebalancing Program, you may not participate in an Automatic Rebalancing Program. We may modify or terminate the Optional Allocation and Rebalancing Program at any time. Any such modification or termination will (i) be implemented only after we have notified you in advance, (ii) not affect the guarantees you had accrued under the optional benefit or your ability to continue to participate in those optional benefits, and (iii) not require you to transfer Account Value out of any Portfolio in which you participated immediately prior to the modification or termination.

 Group I: Allowable Benefit Allocations



  Optional Benefit Name*                 Allowable Benefit Allocations:
  Lifetime Five Income Benefit           AST Academic Strategies Asset
                                         Allocation Portfolio
  Spousal Lifetime Five Income Benefit   AST Capital Growth Asset Allocation
                                         Portfolio
  Highest Daily Lifetime Five Income     AST Balanced Asset Allocation
  Benefit                                Portfolio
  Highest Daily Lifetime Seven Income    AST Preservation Asset Allocation
  Benefit                                Portfolio
  Spousal Highest Daily Lifetime Seven   AST First Trust Balanced Target
  Income Benefit                         Portfolio
  Highest Daily Value Death Benefit      AST First Trust Capital Appreciation
                                         Target Portfolio
  Highest Daily Lifetime Seven with      AST Focus Four Plus Portfolio
  Beneficiary Income
  Option                                 AST Advanced Strategies Portfolio
  Spousal Highest Daily Lifetime Seven   AST T. Rowe Price Asset Allocation
  with Beneficiary                       Portfolio
  Income Option                          AST UBS Dynamic Alpha Strategy
                                         Portfolio
  Highest Daily Lifetime Seven with      AST Niemann Capital Growth Asset
  Lifetime Income                        Allocation Portfolio

  Accelerator                             AST CLS Growth Asset Allocation
                                          Portfolio
  Highest Daily Lifetime 7 Plus Income    AST CLS Moderate Asset Allocation
  Benefit                                 Portfolio
  Highest Daily Lifetime 7 Plus with      AST Horizon Growth Asset Allocation
  Beneficiary                             Portfolio
  Income Option                           AST Horizon Moderate Asset
                                          Allocation Portfolio
  Highest Daily Lifetime 7 Plus with      AST Schroders Multi-Asset World
  Lifetime                                Strategies Asset
  Income Accelerator                      Allocation Portfolio
  Spousal Highest Daily Lifetime 7 Plus   Franklin Templeton VIP Founding
                                          Funds Allocation Fund
  Income Benefit
  Spousal Highest Daily Lifetime 7
  Plus with
  Beneficiary Income Option
 ------------------------------------------------------------------------------

  Optional Benefit Name*                  All Investment Options Permitted
  Combo 5% Rollup & HAV Death Benefit
  Guaranteed Minimum Income Benefit
  Highest Daily GRO
 ------------------------------------------------------------------------------


 * Detailed Information regarding these optional benefits can be found in the "Living Benefits" and "Death Benefit" sections of this Prospectus.


 The following set of tables describes the second category (i.e., Group II below), under which:


 (a)you must allocate at least 20% of your Account Value to certain fixed income portfolios (currently, the AST PIMCO Total Return Bond Portfolio and the AST Western Asset Core Plus Bond Portfolio).
 (b)you may allocate up to 80% in equity and other portfolios listed in the table below.
 (c)on each benefit quarter (or the next Valuation Day, if the quarter-end is not a Valuation Day), we will automatically re-balance your Account Value, so that the percentages devoted to each Portfolio remain the same as those in effect on the immediately preceding quarter-end. Note that on the first quarter-end following your participation in the Optional Allocation and Rebalancing Benefit, we will re-balance your Account Value so that the percentages devoted to each Portfolio remain the same as those in effect when you began the Optional Allocation and Rebalancing Benefit.
 (d)between quarter-ends, you may re-allocate your Account Value among the investment options permitted within this category. If you reallocate, the next quarterly rebalancing will restore the percentages to those of your most recent reallocation.

 Group II: Optional Allocation & Rebalancing Benefit



 Optional Benefit Name                   Permitted Portfolios
 Highest Daily Lifetime Seven            AST Academic Strategies Asset
                                         Allocation
 Spousal Highest Daily Lifetime Seven    AST Advanced Strategies
 Highest Daily Lifetime Seven with       AST Aggressive Asset Allocation
 Beneficiary Income Option
 Spousal Highest Daily Lifetime Seven    AST AllianceBernstein Growth & Income
 with Beneficiary Income Option
 Highest Daily Lifetime Seven with       AST Balanced Asset Allocation
 Lifetime Income Accelerator
 Highest Daily Lifetime 7 Plus           AST CLS Growth Asset Allocation
 Spousal Highest Daily Lifetime 7 Plus   AST CLS Moderate Asset Allocation
 Highest Daily Lifetime 7 Plus with      AST AllianceBernstein Core Value
 Beneficiary Income Option
 Spousal Highest Daily Lifetime 7        AST American Century Income & Growth
 Plus with Beneficiary Income Option
 Highest Daily Lifetime 7 Plus with      AST Capital Growth Asset Allocation
 Lifetime Income Accelerator
                                         AST Cohen & Steers Realty
                                         AST DeAM Large-Cap Value
                                         AST Emerging Markets Equity
                                         AST Federated Aggressive Growth
                                         AST First Trust Balanced Target
                                         AST First Trust Capital Appreciation
                                         Target
                                         AST Focus Four Plus
                                         AST Global Real Estate Portfolio
                                         AST Goldman Sachs Concentrated Growth
                                         AST Goldman Sachs Mid-Cap Growth
                                         AST Goldman Sachs Small-Cap Value

           AST High Yield
           AST Horizon Growth Asset Allocation
           AST Horizon Moderate Asset Allocation
           AST International Growth
           AST International Value
           AST JPMorgan International Equity
           AST Large-Cap Value
           AST Lord Abbett Bond-Debenture
           AST Marsico Capital Growth
           AST MFS Global Equity
           AST MFS Growth
           AST Mid-Cap Value
           AST Money Market
           AST Neuberger Berman Mid-Cap Growth
           AST Neuberger Berman/LSV Mid-Cap Value
           AST Neuberger Berman Small-Cap Growth
           AST Niemann Capital Growth Asset Allocation
           AST PIMCO Limited Maturity Bond
           AST PIMCO Total Return Bond
           AST Preservation Asset Allocation
           AST QMA US Equity Alpha
           AST Schroders Multi-Asset World Strategies Asset Allocation AST Small-Cap Growth
           AST Small-Cap Value
           AST T. Rowe Price Asset Allocation
           AST T. Rowe Price Global Bond
           AST T. Rowe Price Large-Cap Growth
           AST T. Rowe Price Natural Resources
           AST UBS Dynamic Alpha Strategy
           AST Western Asset Core Plus Bond
           Franklin Templeton VIP Founding Funds Allocation Fund
       -----------------------------------------------------------------


 * Detailed Information regarding these optional benefits can be found in the "Living Benefits" and "Death Benefit" sections of this Prospectus.

 Certain optional living benefits (e.g., Highest Daily Lifetime 7 Plus) employ a pre-determined formula, under which money is transferred between your chosen variable sub-accounts and a bond portfolio (e.g., the AST Investment Grade Bond Portfolio). You should be aware that the operation of the formula could impact the expenses and performance of the variable sub-accounts used with the optional living benefits (the "Permitted Sub-accounts"). Specifically, because transfers to and from the Permitted Sub-accounts can be frequent and the amount transferred can vary, the Permitted Sub-accounts could experience the following effects, among others: (a) they may be compelled to hold a larger portion of assets in highly liquid securities than they otherwise would, which could diminish performance if the highly liquid securities underperform other securities (e.g., equities) that otherwise would have been held (b) they may experience higher portfolio turnover, which generally will increase the Permitted Sub-accounts' expenses and (c) if they are compelled by the formula to sell securities that are thinly-traded, such sales could have a significant impact on the price of such securities. Please consult the prospectus for the applicable fund for complete information about these effects.

    ------------------------------------------------------------------------
     STYLE/      INVESTMENT OBJECTIVES/POLICIES            PORTFOLIO
     TYPE                                                  ADVISOR/
                                                          SUB-ADVISOR
    ------------------------------------------------------------------------
                     ADVANCED SERIES TRUST
    ------------------------------------------------------------------------
     ASSET    AST Academic Strategies Asset              AlphaSimplex
     ALLOCA   Allocation Portfolio (formerly known    Group, LLC; Credit
     TION     as AST Balanced Asset Allocation         Suisse Securities
              Portfolio): seeks long term capital      (USA) LLC; First
              appreciation. The Portfolio is a          Quadrant L.P.;
              multi- asset class fund that pursues    Jennison Associates
              both top-down asset allocation              LLC; Mellon
              strategies and bottom-up selection            Capital
              of securities, investment managers,         Management
              and mutual funds. Under normal          Corporation; Pacific
              circumstances, approximately 60% of         Investment
              the assets will be allocated to             Management
              traditional asset classes (including        Company LLC
              US and international equities and            (PIMCO);
              bonds) and approximately 40% of the      Prudential Bache
              assets will be allocated to              Asset Management,
              nontraditional asset classes               Incorporated;
              (including real estate, commodities,       Quantitative
              and alternative strategies). Those          Management
              percentages are subject to change at      Associates LLC
              the discretion of the advisor.
    ------------------------------------------------------------------------
     ASSET    AST Advanced Strategies Portfolio:           LSV Asset
     ALLOCA   seeks a high level of absolute              Management;
     TION     return. The Portfolio invests in          Marsico Capital
              traditional and non-traditional          Management, LLC;
              investment strategies and by            Pacific Investment
              investing in domestic and foreign           Management
              equity and fixed income securities,         Company LLC
              derivative instruments in exchange       (PIMCO); T. Rowe
              traded funds. The asset allocation       Price Associates,
              generally provides for an allotment     Inc.; William Blair
              of 50% of the portfolio assets to a       & Company, LLC;
              combination of domestic and                Quantitative
              international equity strategies and         Management
              the remainder in a combination of         Associates LLC
              U.S. fixed income, hedged
              international bond and real return
              bonds. The manager will allocate the
              assets of the portfolio across
              different investment categories and
              subadvisors.
    ------------------------------------------------------------------------
     ASSET    AST Aggressive Asset Allocation             Prudential
     ALLOCA   Portfolio: seeks to obtain total         Investments LLC;
     TION     return consistent with its specified       Quantitative
              level of risk. The Portfolio                Management
              primarily invests its assets in a         Associates LLC
              diversified portfolio of other
              mutual funds, the underlying
              portfolios, of the Advanced Series
              Trust and certain affiliated money
              market funds. Under normal market
              conditions, the Portfolio will
              devote approximately 100% of its net
              assets to underlying portfolios
              investing primarily in equity
              securities (with a range of 92.5% to
              100%) and the remainder of its net
              assets to underlying portfolios
              investing primarily in debt
              securities and money market
              instruments (with a range of 0% -
              7.5%). The Portfolio is not limited
              to investing exclusively in shares
              of the underlying portfolios and may
              invest in securities and futures
              contracts, swap agreements and other
              financial and derivative instruments.
    ------------------------------------------------------------------------
     LARGE    AST AllianceBernstein Core Value         AllianceBernstein
     CAP      Portfolio: seeks long-term capital             L.P.
     VALUE    growth by investing primarily in
              common stocks. The subadviser
              expects that the majority of the
              Portfolio's assets will be invested
              in the common stocks of large
              companies that appear to be
              undervalued. Among other things, the
              Portfolio seeks to identify
              compelling buying opportunities
              created when companies are
              undervalued on the basis of investor
              reactions to near-term problems or
              circumstances even though their
              long-term prospects remain sound.
              The subadviser seeks to identify
              individual companies with earnings
              growth potential that may not be
              recognized by the market at large.
    ------------------------------------------------------------------------

     ----------------------------------------------------------------------
      STYLE/       INVESTMENT OBJECTIVES/POLICIES          PORTFOLIO
      TYPE                                                  ADVISOR/
                                                          SUB-ADVISOR
     ----------------------------------------------------------------------
      LARGE     AST AllianceBernstein Growth &          AllianceBernstein
       CAP      Income Portfolio: seeks long-term             L.P.
      VALUE     growth of capital and income while
                attempting to avoid excessive
                fluctuations in market value. The
                Portfolio normally will invest in
                common stocks (and securities
                convertible into common stocks). The
                subadviser will take a
                value-oriented approach, in that it
                will try to keep the Portfolio's
                assets invested in securities that
                are selling at reasonable valuations
                in relation to their fundamental
                business prospects.
     ----------------------------------------------------------------------
      LARGE     AST American Century Income & Growth    American Century
       CAP      Portfolio: seeks capital growth with       Investment
      VALUE     current income as a secondary           Management, Inc.
                objective. The Portfolio invests
                primarily in common stocks that
                offer potential for capital growth,
                and may, consistent with its
                investment objective, invest in
                stocks that offer potential for
                current income. The subadviser
                utilizes a quantitative management
                technique with a goal of building an
                equity portfolio that provides
                better returns than the S&P 500
                Index without taking on significant
                additional risk and while attempting
                to create a dividend yield that will
                be greater than the S&P 500 Index.
     ----------------------------------------------------------------------
      ASSET     AST Balanced Asset Allocation              Prudential
      ALLOCA    Portfolio (formerly known as AST        Investments LLC;
      TION      Conservative Asset Allocation             Quantitative
                Portfolio): seeks to obtain total          Management
                return consistent with its specified     Associates LLC
                level of risk. The Portfolio
                primarily invests its assets in a
                diversified portfolio of other
                mutual funds, the underlying
                portfolios, of the Advanced Series
                Trust and certain affiliated money
                market funds. Under normal market
                conditions, the Portfolio will
                devote approximately 60% of its net
                assets to underlying portfolios
                investing primarily in equity
                securities (with a range of 52.5% to
                67.5%, and 40% of its net assets to
                underlying portfolios investing
                primarily in debt securities and
                money market instruments (with a
                range of 32.5% to 47.5%). The
                Portfolio is not limited to
                investing exclusively in shares of
                the underlying portfolios and may
                invest in securities and futures
                contracts, swap agreements and other
                financial and derivative instruments.
     ----------------------------------------------------------------------
      FIXED     AST Bond Portfolio 2015: seeks the         Prudential
      INCOME    highest potential total return             Investment
                consistent with its specified level     Management, Inc.
                of risk tolerance to meet the
                parameters established to support
                the GRO benefits and maintain
                liquidity to support changes in
                market conditions for a fixed
                maturity of 2015. Please note that
                you may not make purchase payments
                to this Portfolio, and that this
                Portfolio is available only with
                certain living benefits.
     ----------------------------------------------------------------------
      FIXED     AST Bond Portfolio 2016: seeks the         Prudential
      INCOME    highest potential total return             Investment
                consistent with its specified level     Management, Inc.
                of risk tolerance to meet the
                parameters established to support
                the GRO benefits and maintain
                liquidity to support changes in
                market conditions for a fixed
                maturity of 2016. Please note that
                you may not make purchase payments
                to this Portfolio, and that this
                Portfolio is available only with
                certain living benefits.
     ----------------------------------------------------------------------
      FIXED     AST Bond Portfolio 2018: seeks the         Prudential
      INCOME    highest potential total return             Investment
                consistent with its specified level     Management, Inc.
                of risk tolerance to meet the
                parameters established to support
                the GRO benefits and maintain
                liquidity to support changes in
                market conditions for a fixed
                maturity of 2018. Please note that
                you may not make purchase payments
                to this Portfolio, and that this
                Portfolio is available only with
                certain living benefits.
     ----------------------------------------------------------------------
      FIXED     AST Bond Portfolio 2019: seeks the         Prudential
      INCOME    highest potential total return             Investment
                consistent with its specified level     Management, Inc.
                of risk tolerance to meet the
                parameters established to support
                the GRO benefits and maintain
                liquidity to support changes in
                market conditions for a fixed
                maturity of 2019. Please note that
                you may not make purchase payments
                to this Portfolio, and that this
                Portfolio is available only with
                certain living benefits.
     ----------------------------------------------------------------------
      FIXED     AST Bond Portfolio 2020: seeks the         Prudential
      INCOME    highest potential total return             Investment
                consistent with its specified level     Management, Inc.
                of risk tolerance to meet the
                parameters established to support
                the GRO benefits and maintain
                liquidity to support changes in
                market conditions for a fixed
                maturity of 2020. Please note that
                you may not make purchase payments
                to this Portfolio, and that this
                Portfolio is available only with
                certain living benefits.
     ----------------------------------------------------------------------

   -------------------------------------------------------------------------
     STYLE/         INVESTMENT OBJECTIVES/POLICIES          PORTFOLIO
      TYPE                                                   ADVISOR/
                                                           SUB-ADVISOR
   -------------------------------------------------------------------------
     ASSET       AST Capital Growth Asset Allocation        Prudential
     ALLOCA      Portfolio: seeks to obtain total        Investments LLC;
      TION       return consistent with its specified      Quantitative
                 level of risk. The Portfolio               Management
                 primarily invests its assets in a        Associates LLC
                 diversified portfolio of other
                 mutual funds, the underlying
                 portfolios, of the Advanced Series
                 Trust and certain affiliated money
                 market funds. Under normal market
                 conditions, the Portfolio will
                 devote approximately 75% of its net
                 assets to underlying portfolios
                 investing primarily in equity
                 securities (with a range of 67.5% to
                 80%), and 25% of its net assets to
                 underlying portfolios investing
                 primarily in debt securities and
                 money market instruments (with a
                 range of 20.0% to 32.5%). The
                 Portfolio is not limited to
                 investing exclusively in shares of
                 the underlying portfolios and may
                 invest in securities and futures
                 contracts, swap agreements and other
                 financial and derivative instruments.
   -------------------------------------------------------------------------
     ASSET       AST CLS Growth Asset Allocation         CLS Investments
     ALLOCA      Portfolio: seeks the highest                  LLC
      TION       potential total return consistent
                 with its specified level of risk
                 tolerance. Under normal
                 circumstances, at least 90% of the
                 Portfolio's assets will be invested
                 in other portfolios of Advanced
                 Series Trust (the underlying
                 portfolios) while no more than 10%
                 of the Portfolio's assets may be
                 invested in exchange traded funds
                 (ETFs). Under normal market
                 conditions, the Portfolio will
                 devote from 60% to 80% of its net
                 assets to underlying portfolios and
                 ETFs investing primarily in equity
                 securities, and from 20% to 40% of
                 its net assets to underlying
                 portfolios and ETFs investing
                 primarily in debt securities and
                 money market instruments.
   -------------------------------------------------------------------------
     ASSET       AST CLS Moderate Asset Allocation       CLS Investments
     ALLOCA      Portfolio: seeks the highest                  LLC
      TION       potential total return consistent
                 with its specified level of risk
                 tolerance. Under normal
                 circumstances, at least 90% of the
                 Portfolio's assets will be invested
                 in other portfolios of Advanced
                 Series Trust (the underlying
                 portfolios) while no more than 10%
                 of the Portfolio's assets may be
                 invested in exchange traded funds
                 (ETFs). Under normal market
                 conditions, the Portfolio will
                 devote from 40% to 60% of its net
                 assets to underlying portfolios and
                 ETFs investing primarily in equity
                 securities, and from 40% to 60% of
                 its net assets to underlying
                 portfolios and ETFs investing
                 primarily in debt securities and
                 money market instruments.
   -------------------------------------------------------------------------
    SPECIALTY    AST Cohen & Steers Realty Portfolio:     Cohen & Steers
                 seeks to maximize total return              Capital
                 through investment in real estate       Management, Inc.
                 securities. The Portfolio pursues
                 its investment objective by
                 investing, under normal
                 circumstances, at least 80% of its
                 net assets in common stocks and
                 other equity securities issued by
                 real estate companies, such as real
                 estate investment trusts (REITs).
                 Under normal circumstances, the
                 Portfolio will invest substantially
                 all of its assets in the equity
                 securities of real estate companies,
                 i.e., a company that derives at
                 least 50% of its revenues from the
                 ownership, construction, financing,
                 management or sale of real estate or
                 that has at least 50% of its assets
                 in real estate. Real estate
                 companies may include real estate
                 investment trusts (REITs).
   -------------------------------------------------------------------------
     LARGE       AST DeAM Large-Cap Value Portfolio:         Deutsche
      CAP        seeks maximum growth of capital by         Investment
     VALUE       investing primarily in the value           Management
                 stocks of larger companies. The          Americas, Inc.
                 Portfolio pursues its objective,
                 under normal market conditions, by
                 primarily investing at least 80% of
                 the value of its assets in the
                 equity securities of large-sized
                 companies included in the Russell
                 1000(R) Value Index. The subadviser
                 employs an investment strategy
                 designed to maintain a portfolio of
                 equity securities which approximates
                 the market risk of those stocks
                 included in the Russell 1000(R)
                 Value Index, but which attempts to
                 outperform the Russell 1000(R) Value
                 Index through active stock selection.
   -------------------------------------------------------------------------
     SMALL       AST Federated Aggressive Growth         Federated Equity
      CAP        Portfolio: seeks capital growth. The       Management
     GROWTH      Portfolio pursues its investment           Company of
                 objective by investing primarily in      Pennsylvania/
                 the stocks of small companies that      Federated Global
                 are traded on national security            Investment
                 exchanges, NASDAQ stock exchange and    Management Corp.;
                 the over- the-counter-market. Small      Federated MDTA
                 companies will be defined as                  LLC
                 companies with market
                 capitalizations similar to companies
                 in the Russell 2000 Growth and S&P
                 600 Small Cap Index.
   -------------------------------------------------------------------------

  ---------------------------------------------------------------------------
    STYLE/         INVESTMENT OBJECTIVES/POLICIES           PORTFOLIO
     TYPE                                                   ADVISOR/
                                                           SUB-ADVISOR
  ---------------------------------------------------------------------------
    ASSET       AST First Trust Balanced Target        First Trust Advisors
    ALLOCA      Portfolio: seeks long-term capital            L.P.
     TION       growth balanced by current income.
                The Portfolio seeks to achieve its
                objective by investing approximately
                65% in common stocks and
                approximately 35% in fixed income
                securities. The Portfolio allocates
                the equity portion of the portfolio
                across five uniquely specialized
                strategies - The Dow(R) Target
                Dividend, the Value Line(R) Target
                25, the Global Dividend Target 15,
                the NYSE(R) International Target 25,
                and the Target Small Cap. Each
                strategy employs a quantitative
                approach by screening common stocks
                for certain attributes and/or using
                a multi-factor scoring system to
                select the common stocks. The fixed
                income allocation is determined by
                the Dow Jones Income strategy which
                utilizes certain screens to select
                bonds from the Dow Jones Corporate
                Bond Index or like-bonds not in the
                index.
  ---------------------------------------------------------------------------
    ASSET       AST First Trust Capital Appreciation   First Trust Advisors
    ALLOCA      Target Portfolio: seeks long-term             L.P.
     TION       capital growth. The Portfolio seeks
                to achieve its objective by
                investing approximately 80% in
                common stocks and approximately 20%
                in fixed income securities. The
                portfolio allocates the equity
                portion of the portfolio across five
                uniquely specialized strategies -
                the Value Line(R) Target 25, the
                Global Dividend Target 15, the
                Target Small Cap, the Nasdaq(R)
                Target 15, and the NYSE(R)
                International Target 25. Each
                strategy employs a quantitative
                approach by screening common stocks
                for certain attributes and/or using
                a multi-factor scoring system to
                select the common stocks. The fixed
                income allocation is determined by
                the Dow Jones Income strategy which
                utilizes certain screens to select
                bonds from the Dow Jones Corporate
                Bond Index or like-bonds not in the
                index.
  ---------------------------------------------------------------------------
    ASSET       AST Focus Four Plus Portfolio: seeks   First Trust Advisors
    ALLOCA      long-term capital growth. The                 L.P.
     TION       Portfolio seeks to achieve its
                objective by investing approximately
                75% in common stocks and
                approximately 25% in fixed-income
                securities. The Portfolio allocates
                the equity portion of the portfolio
                across four uniquely specialized
                strategies - The Dow(R) Target
                Dividend, the Value Line(R) Target
                25, the NYSE(R) International Target
                25, and the S&P Target SMid 60. Each
                strategy employs a quantitative
                approach by screening common stocks
                for certain attributes and/or using
                a multi-factor scoring system to
                select the common stocks.
  ---------------------------------------------------------------------------
   SPECIALTY    AST Global Real Estate Portfolio:        Prudential Real
                seeks capital appreciation and          Estate Investors
                income. The Portfolio will normally
                invest at least 80% of its liquid
                assets (net assets plus any
                borrowing made for investment
                purposes) in equity-related
                securities of real estate companies.
                The Portfolio will invest in
                equity-related securities of real
                estate companies on a global basis
                and the Portfolio may invest up to
                15% of its net assets in ownership
                interests in commercial real estate
                through investments in private real
                estate.
  ---------------------------------------------------------------------------
    LARGE       AST Goldman Sachs Concentrated            Goldman Sachs
     CAP        Growth Portfolio: seeks long-term       Asset Management,
    GROWTH      growth of capital. The Portfolio              L.P.
                will pursue its objective by
                investing primarily in equity
                securities of companies that the
                subadviser believes have the
                potential to achieve capital
                appreciation over the long-term. The
                Portfolio seeks to achieve its
                investment objective by investing,
                under normal circumstances, in
                approximately 30 - 45 companies that
                are considered by the subadviser to
                be positioned for long-term growth.
  ---------------------------------------------------------------------------
   MID CAP      AST Goldman Sachs Mid-Cap Growth          Goldman Sachs
    GROWTH      Portfolio: seeks long-term capital      Asset Management,
                growth. The Portfolio pursues its             L.P.
                investment objective, by investing
                primarily in equity securities
                selected for their growth potential,
                and normally invests at least 80% of
                the value of its assets in
                medium-sized companies. Medium-sized
                companies are those whose market
                capitalizations (measured at the
                time of investment) fall within the
                range of companies in the Russell
                Mid-cap Growth Index. The subadviser
                seeks to identify individual
                companies with earnings growth
                potential that may not be recognized
                by the market at large.
  ---------------------------------------------------------------------------
    SMALL       AST Goldman Sachs Small-Cap Value         Goldman Sachs
     CAP        Portfolio: seeks long-term capital      Asset Management,
    VALUE       appreciation. The Portfolio will              L.P.
                seek its objective through
                investments primarily in equity
                securities that are believed to be
                undervalued in the marketplace. The
                Portfolio will invest, under normal
                circumstances, at least 80% of the
                value of its assets plus any
                borrowings for investment purposes
                in small capitalization companies.
                The 80% investment requirement
                applies at the time the Portfolio
                invests its assets. The Portfolio
                generally defines small
                capitalization companies as
                companies with market
                capitalizations that are within the
                range of the Russell 2000 Value
                Index at the time of purchase.
  ---------------------------------------------------------------------------

    ------------------------------------------------------------------------
      STYLE/        INVESTMENT OBJECTIVES/POLICIES          PORTFOLIO
      TYPE                                                  ADVISOR/
                                                           SUB-ADVISOR
    ------------------------------------------------------------------------
      FIXED      AST High Yield Portfolio: seeks        Pacific Investment
     INCOME      maximum total return, consistent          Management
                 with preservation of capital and          Company LLC
                 prudent investment management. The          (PIMCO)
                 Portfolio will invest, under normal
                 circumstances, at least 80% of its
                 net assets plus any borrowings for
                 investment purposes (measured at
                 time of purchase) in non-investment
                 grade high yield, fixed-income
                 investments which may be represented
                 by forwards or derivatives such as
                 options, futures contracts, or swap
                 agreements. Non-investment grade
                 investments are financial
                 instruments rated Ba or lower by a
                 Moody's Investors Services, Inc. or
                 equivalently rated by Standard
                 Poor's Corporation, or Fitch, or, if
                 unrated, determined by the
                 subadviser to be of comparable
                 quality.
    ------------------------------------------------------------------------
      ASSET      AST Horizon Growth Asset Allocation         Horizon
      ALLOCA     Portfolio: seeks the highest           Investments, LLC
      TION       potential total return consistent
                 with its specified level of risk
                 tolerance. Under normal
                 circumstances, at least 90% of the
                 Portfolio's assets will be invested
                 in other portfolios of Advanced
                 Series Trust (the underlying
                 portfolios) while no more than 10%
                 of the Portfolio's assets may be
                 invested in exchange traded funds
                 (ETFs). Under normal market
                 conditions, the Portfolio will
                 devote from 60% to 80% of its net
                 assets to underlying portfolios and
                 ETFs investing primarily in equity
                 securities, and from 20% to 40% of
                 its net assets to underlying
                 portfolios and ETFs investing
                 primarily in debt securities and
                 money market instruments.
    ------------------------------------------------------------------------
      ASSET      AST Horizon Moderate Asset                  Horizon
      ALLOCA     Allocation Portfolio: seeks the        Investments, LLC
      TION       highest potential total return
                 consistent with its specified level
                 of risk tolerance. Under normal
                 circumstances, at least 90% of the
                 Portfolio's assets will be invested
                 in other portfolios of Advanced
                 Series Trust (the underlying
                 portfolios) while no more than 10%
                 of the Portfolio's assets may be
                 invested in exchange traded funds
                 (ETFs). Under normal market
                 conditions, the Portfolio will
                 devote from 40% to 60% of its net
                 assets to underlying portfolios and
                 ETFs investing primarily in equity
                 securities, and from 40% to 60% of
                 its net assets to underlying
                 portfolios and ETFs investing
                 primarily in debt securities and
                 money market instruments.
    ------------------------------------------------------------------------
      INTER      AST International Growth Portfolio:     Marsico Capital
     NATIONAL    seeks long-term capital growth.        Management, LLC;
     EQUITY      Under normal circumstances, the         William Blair &
                 Portfolio invests at least 80% of        Company, LLC
                 the value of its assets in
                 securities of issuers that are
                 economically tied to countries other
                 than the United States. Although the
                 Portfolio intends to invest at least
                 80% of its assets in the securities
                 of issuers located outside the
                 United States, it may at times
                 invest in U.S. issuers and it may
                 invest all of its assets in fewer
                 than five countries or even a single
                 country. The Portfolio looks
                 primarily for stocks of companies
                 whose earnings are growing at a
                 faster rate than other companies or
                 which offer attractive growth.
    ------------------------------------------------------------------------
      INTER      AST International Value Portfolio:         LSV Asset
     NATIONAL    seeks long-term capital                   Management;
     EQUITY      appreciation. The Portfolio normally       Thornburg
                 invests at least 80% of the               Investment
                 Portfolio's assets in equity           Management, Inc.
                 securities. The Portfolio will
                 invest at least 65% of its net
                 assets in the equity securities of
                 companies in at least three
                 different countries, without limit
                 as to the amount of assets that may
                 be invested in a single country.
    ------------------------------------------------------------------------
      FIXED      AST Investment Grade Bond Portfolio:      Prudential
     INCOME      seeks the highest potential total         Investment
                 return consistent with its specified   Management, Inc.
                 level of risk tolerance to meet the
                 parameters established to support
                 the Highest Daily Lifetime Seven
                 benefits and maintain liquidity to
                 support changes in market conditions
                 for a fixed duration (weighted
                 average maturity) of about 6 years.
                 Please note that you may not make
                 purchase payments to this Portfolio,
                 and that this Portfolio is available
                 only with certain living benefits.
    ------------------------------------------------------------------------
      INTER      AST JPMorgan International Equity         J.P. Morgan
     NATIONAL    Portfolio: seeks long-term capital        Investment
     EQUITY      growth by investing in a diversified   Management, Inc.
                 portfolio of international equity
                 securities. The Portfolio seeks to
                 meet its objective by investing,
                 under normal market conditions, at
                 least 80% of its assets in a
                 diversified portfolio of equity
                 securities of companies located or
                 operating in developed non-U.S.
                 countries and emerging markets of
                 the world. The equity securities
                 will ordinarily be traded on a
                 recognized foreign securities
                 exchange or traded in a foreign
                 over-the-counter market in the
                 country where the issuer is
                 principally based, but may also be
                 traded in other countries including
                 the United States.
    ------------------------------------------------------------------------

   -------------------------------------------------------------------------
     STYLE/        INVESTMENT OBJECTIVES/POLICIES           PORTFOLIO
     TYPE                                                   ADVISOR/
                                                           SUB-ADVISOR
   -------------------------------------------------------------------------
     LARGE      AST Large-Cap Value Portfolio: seeks      Dreman Value
      CAP       current income and long-term growth        Management
     VALUE      of income, as well as capital             L.L.C.; Eaton
                appreciation. The Portfolio invests,          Vance
                under normal circumstances, at least       Management;
                80% of its net assets in common         Hotchkis and Wiley
                stocks of large capitalization               Capital
                companies. Large capitalization          Management LLC
                companies are those companies with
                market capitalizations within the
                market capitalization range of the
                Russell 1000 Value Index.
   -------------------------------------------------------------------------
     FIXED      AST Lord Abbett Bond-Debenture          Lord, Abbett & Co.
    INCOME      Portfolio: seeks high current income           LLC
                and the opportunity for capital
                appreciation to produce a high total
                return. The Portfolio invests, under
                normal circumstances, at least 80%
                of the value of its assets in fixed
                income securities. The Portfolio
                allocates its assets principally
                among fixed income securities in
                four market sectors: U.S. investment
                grade securities, U.S. high yield
                securities, foreign securities
                (including emerging market
                securities) and convertible
                securities. Under normal
                circumstances, the Portfolio invests
                in each of the four sectors
                described above. However, the
                Portfolio may invest substantially
                all of its assets in any one sector
                at any time, subject to the
                limitation that at least 20% of the
                Portfolio's net assets must be
                invested in any combination of
                investment grade debt securities,
                U.S. Government securities and cash
                equivalents. The Portfolio may find
                good value in high yield securities,
                sometimes called "lower-rated bonds"
                or "junk bonds," and frequently may
                have more than half of its assets
                invested in those securities. The
                Portfolio may also make significant
                investments in mortgage-backed
                securities. Although the Portfolio
                expects to maintain a weighted
                average maturity in the range of
                five to twelve years, there are no
                maturity restrictions on the overall
                Portfolio or on individual
                securities. The Portfolio may invest
                up to 20% of its net assets in
                equity securities. The Portfolio may
                invest up to 20% of its net assets
                in foreign securities.
   -------------------------------------------------------------------------
     LARGE      AST Marsico Capital Growth               Marsico Capital
      CAP       Portfolio: seeks capital growth.         Management, LLC
    GROWTH      Income realization is not an
                investment objective and any income
                realized on the Portfolio's
                investments, therefore, will be
                incidental to the Portfolio's
                objective. The Portfolio will pursue
                its objective by investing primarily
                in common stocks of large companies
                that are selected for their growth
                potential. Large capitalization
                companies are companies with market
                capitalizations within the market
                capitalization range of the Russell
                1000 Growth Index. In selecting
                investments for the Portfolio, the
                subadviser uses an approach that
                combines "top down" macroeconomic
                analysis with "bottom up" stock
                selection. The "top down" approach
                identifies sectors, industries and
                companies that may benefit from the
                trends the subadviser has observed.
                The subadviser then looks for
                individual companies with earnings
                growth potential that may not be
                recognized by the market at large,
                utilizing a "bottom up" stock
                selection process. The Portfolio
                will normally hold a core position
                of between 35 and 50 common stocks.
                The Portfolio may hold a limited
                number of additional common stocks
                at times when the Portfolio manager
                is accumulating new positions,
                phasing out existing or responding
                to exceptional market conditions.
   -------------------------------------------------------------------------
     INTER      AST MFS Global Equity Portfolio:          Massachusetts
    NATIONAL    seeks capital growth. Under normal      Financial Services
    EQUITY      circumstances the Portfolio invests          Company
                at least 80% of its assets in equity
                securities. The Portfolio may invest
                in the securities of U.S. and
                foreign issuers (including issuers
                in emerging market countries). While
                the portfolio may invest its assets
                in companies of any size, the
                Portfolio generally focuses on
                companies with relatively large
                market capitalizations relative to
                the markets in which they are traded.
   -------------------------------------------------------------------------
     LARGE      AST MFS Growth Portfolio: seeks           Massachusetts
      CAP       long-term capital growth and future,    Financial Services
    GROWTH      rather than current income. Under            Company
                normal market conditions, the
                Portfolio invests at least 80% of
                its net assets in common stocks and
                related securities, such as
                preferred stocks, convertible
                securities and depositary receipts.
                The subadviser uses a "bottom up" as
                opposed to a "top down" investment
                style in managing the Portfolio.
   -------------------------------------------------------------------------

   --------------------------------------------------------------------------
     STYLE/        INVESTMENT OBJECTIVES/POLICIES           PORTFOLIO
     TYPE                                                   ADVISOR/
                                                           SUB-ADVISOR
   --------------------------------------------------------------------------
    MID CAP     AST Mid-Cap Value Portfolio: seeks      EARNEST Partners
     VALUE      to provide capital growth by               LLC; WEDGE
                investing primarily in                       Capital
                mid-capitalization stocks that           Management, LLP
                appear to be undervalued. The
                Portfolio generally invests, under
                normal circumstances, at least 80%
                of the value of its net assets in
                mid- capitalization companies.
                Mid-capitalization companies are
                generally those that have market
                capitalizations, at the time of
                purchase, within the market
                capitalization range of companies
                included in the Russell Midcap Value
                Index during the previous 12-months
                based on month-end data.
   --------------------------------------------------------------------------
     FIXED      AST Money Market Portfolio: seeks          Prudential
    INCOME      high current income while                  Investment
                maintaining high levels of              Management, Inc.
                liquidity. The Portfolio invests in
                high-quality, short-term, U.S.
                dollar denominated corporate, bank
                and government obligations. The
                Portfolio will invest in securities
                which have effective maturities of
                not more than 397 days.
   --------------------------------------------------------------------------
    MID CAP     AST Neuberger Berman Mid-Cap Growth     Neuberger Berman
    GROWTH      Portfolio: seeks capital growth.         Management LLC
                Under normal market conditions, the
                Portfolio invests at least 80% of
                its net assets in the common stocks
                of mid-capitalization companies.
                Mid-capitalization companies are
                those companies whose market
                capitalization is within the range
                of market capitalizations of
                companies in the Russell Midcap(R)
                Growth Index. Using fundamental
                research and quantitative analysis,
                the subadviser looks for
                fast-growing companies that are in
                new or rapidly evolving industries.
                The Portfolio may invest in foreign
                securities (including emerging
                markets securities).
   --------------------------------------------------------------------------
    MID CAP     AST Neuberger Berman/LSV Mid-Cap            LSV Asset
     VALUE      Value Portfolio (formerly known as         Management;
                AST Neuberger Berman Mid-Cap Value      Neuberger Berman
                Portfolio): seeks capital growth.        Management LLC
                Under normal market conditions, the
                Portfolio invests at least 80% of
                its net assets in the common stocks
                of medium capitalization companies.
                For purposes of the Portfolio,
                companies with market
                capitalizations that fall within the
                range of the Russell Midcap(R) Index
                at the time of investment are
                considered medium capitalization
                companies. Some of the Portfolio's
                assets may be invested in the
                securities of large-cap companies as
                well as in small-cap companies.
                Under the Portfolio's value-oriented
                investment approach, the subadviser
                looks for well-managed companies
                whose stock prices are undervalued
                and that may rise in price before
                other investors realize their worth.
   --------------------------------------------------------------------------
     SMALL      AST Neuberger Berman Small-Cap          Neuberger Berman
      CAP       Growth Portfolio: seeks maximum          Management LLC
    GROWTH      growth of investors' capital from a
                portfolio of growth stocks of
                smaller companies. The Portfolio
                pursues its objective, under normal
                circumstances, by primarily
                investing at least 80% of its total
                assets in the equity securities of
                small-sized companies included in
                the Russell 2000 Growth(R) Index.
   --------------------------------------------------------------------------
     ASSET      AST Niemann Capital Growth Asset         Neimann Capital
     ALLOCA     Allocation Portfolio: seeks the          Management Inc.
     TION       highest potential total return
                consistent with its specified level
                of risk tolerance. Under normal
                circumstances, at least 90% of the
                Portfolio's assets will be invested
                in other portfolios of Advanced
                Series Trust (the underlying
                portfolios) while no more than 10%
                of the Portfolio's assets may be
                invested in exchange traded funds
                (ETFs). Under normal market
                conditions, the Portfolio will
                devote from 60% to 80% of its net
                assets to underlying portfolios and
                ETFs investing primarily in equity
                securities, and from 20% to 40% of
                its net assets to underlying
                portfolios and ETFs investing
                primarily in debt securities and
                money market instruments.
   --------------------------------------------------------------------------
     INTER      AST Parametric Emerging Markets        Parametric Portfolio
    NATIONAL    Equity Portfolio: seeks long-term        Associates LLC
    EQUITY      capital appreciation. The Portfolio
                normally invests at least 80% of its
                net assets in equity securities
                traded on the equity markets of
                emerging market countries, which are
                those considered to be developing.
                Emerging markets countries include
                countries in Asia, Latin America,
                the Middle East, Southern Europe,
                Eastern Europe, Africa and the
                region formerly comprising the
                Soviet Union. A company will be
                considered to be located in an
                emerging market country if it is
                domiciled in or derives more that
                50% of its revenues or profits from
                emerging market countries. The
                Portfolio seeks to employ a
                top-down, disciplined and structured
                investment process that emphasizes
                broad exposure and diversification
                among emerging market countries,
                economic sectors and issuers.
   --------------------------------------------------------------------------

    ------------------------------------------------------------------------
     STYLE/       INVESTMENT OBJECTIVES/POLICIES           PORTFOLIO
     TYPE                                                   ADVISOR/
                                                          SUB-ADVISOR
    ------------------------------------------------------------------------
     FIXED     AST PIMCO Limited Maturity Bond         Pacific Investment
     INCOME    Portfolio: seeks to maximize total          Management
               return consistent with preservation        Company LLC
               of capital and prudent investment            (PIMCO)
               management. The Portfolio will
               invest, under normal circumstances,
               at least 80% of the value of its net
               assets in fixed- income investment
               instruments of varying maturities
               which may be represented by forwards
               or derivatives such as options,
               futures contracts, or swap
               agreements.
    ------------------------------------------------------------------------
     FIXED     AST PIMCO Total Return Bond             Pacific Investment
     INCOME    Portfolio: seeks to maximize total          Management
               return consistent with preservation        Company LLC
               of capital and prudent investment            (PIMCO)
               management. The Portfolio will
               invest, under normal circumstances,
               at least 80% of the value of its net
               assets in fixed income investments,
               which may be represented by forwards
               or derivatives such as options,
               futures contracts, or swap
               agreements.
    ------------------------------------------------------------------------
     ASSET     AST Preservation Asset Allocation           Prudential
     ALLOCA    Portfolio: seeks to obtain total         Investments LLC;
     TION      return consistent with its specified       Quantitative
               level of risk. The Portfolio                Management
               primarily invests its assets in a         Associates LLC
               diversified portfolio of other
               mutual funds, the underlying
               portfolios, of the Advanced Series
               Trust and certain affiliated money
               market funds. Under normal market
               conditions, the Portfolio will
               devote approximately 35% of its net
               assets to underlying portfolios
               investing primarily in equity
               securities (with a range of 27.5% to
               42.5%), and 65% of its net assets to
               underlying portfolios investing
               primarily in debt securities and
               money market instruments (with a
               range of 57.5% to 72.5%. The
               Portfolio is not limited to
               investing exclusively in shares of
               the underlying portfolios and may
               invest in securities and futures
               contracts, swap agreements and other
               financial and derivative instruments.
    ------------------------------------------------------------------------
     LARGE     AST QMA US Equity Alpha Portfolio:         Quantitative
      CAP      seeks long term capital                     Management
     BLEND     appreciation. The portfolio utilizes      Associates LLC
               a long/short investment strategy and
               will normally invest at least 80% of
               its net assets plus borrowings in
               equity and equity related securities
               of US issuers. The benchmark index
               is the Russell 1000(R) which is
               comprised of stocks representing
               more than 90% of the market cap of
               the US market and includes the
               largest 1000 securities in the
               Russell 3000(R) index.
    ------------------------------------------------------------------------
     ASSET     AST Schroders Multi-Asset World              Schroder
     ALLOCA    Strategies (formerly known as AST           Investment
     TION      American Century Strategic               Management North
               Allocation Portfolio): seeks               America Inc.
               long-term capital appreciation
               through a global flexible asset
               allocation approach. This asset
               allocation approach entails
               investing in traditional asset
               classes, such as equity and
               fixed-income investments, and
               alternative asset classes, such as
               investments in real estate,
               commodities, currencies, private
               equity, and absolute return
               strategies. The sub-advisor seeks to
               emphasize the management of risk and
               volatility. Exposure to different
               asset classes and investment
               strategies will vary over time based
               upon the sub advisor's assessments
               of changing market, economic,
               financial and political factors and
               events.
    ------------------------------------------------------------------------
     SMALL     AST Small-Cap Growth Portfolio:            Eagle Asset
      CAP      seeks long-term capital growth. The      Management, Inc.
     GROWTH    Portfolio pursues its objective by
               investing, under normal
               circumstances, at least 80% of the
               value of its assets in
               small-capitalization companies.
               Small-capitalization companies are
               those companies with a market
               capitalization, at the time of
               purchase, no larger than the largest
               capitalized company included in the
               Russell 2000(R) Index at the time of
               the Portfolio's investment.
    ------------------------------------------------------------------------
     SMALL     AST Small-Cap Value Portfolio: seeks       ClearBridge
      CAP      to provide long-term capital growth       Advisors, LLC;
     VALUE     by investing primarily in                  Dreman Value
               small-capitalization stocks that            Management
               appear to be undervalued. The           L.L.C.; J.P. Morgan
               Portfolio invests, under normal             Investment
               circumstances, at least 80% of the      Management, Inc.;
               value of its net assets in small            Lee Munder
               capitalization stocks. Small             Investments, Ltd
               capitalization stocks are the stocks
               of companies with market
               capitalization that are within the
               market capitalization range of the
               Russell 2000(R) Value Index.
    ------------------------------------------------------------------------

   --------------------------------------------------------------------------
     STYLE/         INVESTMENT OBJECTIVES/POLICIES          PORTFOLIO
      TYPE                                                   ADVISOR/
                                                           SUB-ADVISOR
   --------------------------------------------------------------------------
     ASSET       AST T. Rowe Price Asset Allocation       T. Rowe Price
     ALLOCA      Portfolio: seeks a high level of        Associates, Inc.
      TION       total return by investing primarily
                 in a diversified portfolio of equity
                 and fixed income securities. The
                 Portfolio normally invests
                 approximately 60% of its total
                 assets in equity securities and 40%
                 in fixed income securities. This mix
                 may vary depending on the
                 subadviser's outlook for the
                 markets. The subadviser concentrates
                 common stock investments in larger,
                 more established companies, but the
                 Portfolio may include small and
                 medium-sized companies with good
                 growth prospects. The fixed income
                 portion of the Portfolio will be
                 allocated among investment grade
                 securities, high yield or "junk"
                 bonds, emerging market securities,
                 foreign high quality debt securities
                 and cash reserves.
   --------------------------------------------------------------------------
     FIXED       AST T. Rowe Price Global Bond            T. Rowe Price
     INCOME      Portfolio: seeks to provide high       International, Inc.
                 current income and capital growth by
                 investing in high-quality foreign
                 and U.S. dollar-denominated bonds.
                 The Portfolio will invest at least
                 80% of its total assets in fixed
                 income securities. The Portfolio
                 invests in all types of bonds,
                 including those issued or guaranteed
                 by U.S. or foreign governments or
                 their agencies and by foreign
                 authorities, provinces and
                 municipalities as well as investment
                 grade corporate bonds, mortgage and
                 asset-backed securities, and
                 high-yield bonds of U.S. and foreign
                 issuers. The Portfolio generally
                 invests in countries where the
                 combination of fixed-income returns
                 and currency exchange rates appears
                 attractive, or, if the currency
                 trend is unfavorable, where the
                 subadviser believes that the
                 currency risk can be minimized
                 through hedging. The Portfolio may
                 also invest up to 20% of its assets
                 in the aggregate in below
                 investment-grade, high-risk bonds
                 ("junk bonds") and emerging market
                 bonds. In addition, the Portfolio
                 may invest up to 30% of its assets
                 in mortgage-related (including
                 mortgage dollar rolls and
                 derivatives, such as collateralized
                 mortgage obligations and stripped
                 mortgage securities) and asset-
                 backed securities. The Portfolio may
                 invest in futures, swaps and other
                 derivatives in keeping with its
                 objective.
   --------------------------------------------------------------------------
     LARGE       AST T. Rowe Price Large-Cap Growth       T. Rowe Price
      CAP        Portfolio: seeks long-term growth of    Associates, Inc.
     GROWTH      capital by investing predominantly
                 in the equity securities of a
                 limited number of large, carefully
                 selected, high-quality U.S.
                 companies that are judged likely to
                 achieve superior earnings growth.
                 The Portfolio takes a growth
                 approach to investment selection and
                 normally invests at least 80% of its
                 net assets in the common stocks of
                 large companies. Large companies are
                 defined as those whose market cap is
                 larger than the median market cap of
                 companies in the Russell 1000 Growth
                 Index as of the time of purchase.
   --------------------------------------------------------------------------
    SPECIALTY    AST T. Rowe Price Natural Resources      T. Rowe Price
                 Portfolio: seeks long-term capital      Associates, Inc.
                 growth primarily through invest in
                 the common stocks of companies that
                 own or develop natural resources
                 (such as energy products, precious
                 metals and forest products) and
                 other basic commodities. The
                 Portfolio invests, under normal
                 circumstances, at least 80% of the
                 value of its assets in natural
                 resource companies. The Portfolio
                 may also invest in non-resource
                 companies with the potential for
                 growth. The Portfolio looks for
                 companies that have the ability to
                 expand production, to maintain
                 superior exploration programs and
                 production facilities, and the
                 potential to accumulate new
                 resources. Although at least 50% of
                 Portfolio assets will be invested in
                 U.S. securities, up to 50% of total
                 assets also may be invested in
                 foreign securities.
   --------------------------------------------------------------------------
     ASSET       AST UBS Dynamic Alpha Portfolio:        UBS Global Asset
     ALLOCA      seeks to maximize total return,            Management
      TION       consisting of capital appreciation      (Americas) Inc.
                 and current income. The Portfolio
                 invests in securities and financial
                 instruments to gain exposure to
                 global equity, global fixed income
                 and cash equivalent markets,
                 including global currencies. The
                 Portfolio may invest in equity and
                 fixed income securities of issuers
                 located within and outside the
                 United States or in open-end
                 investment companies advised by UBS
                 Global Asset Management (Americas)
                 Inc., the Portfolio's subadviser, to
                 gain exposure to certain global
                 equity and global fixed income
                 markets.
   --------------------------------------------------------------------------
     FIXED       AST Western Asset Core Plus Bond         Western Asset
     INCOME      Portfolio: seeks to maximize total         Management
                 return, consistent with prudent             Company
                 investment management and liquidity
                 needs, by investing to obtain its
                 average specified duration. The
                 Portfolio's current target average
                 duration is generally 2.5 to 7
                 years. The Portfolio pursues this
                 objective by investing in all major
                 fixed income sectors with a bias
                 towards non-Treasuries.
   --------------------------------------------------------------------------

   -------------------------------------------------------------------------
     STYLE/        INVESTMENT OBJECTIVES/POLICIES           PORTFOLIO
     TYPE                                                   ADVISOR/
                                                           SUB-ADVISOR
   -------------------------------------------------------------------------
                    FRANKLIN TEMPLETON VARIABLE
                      INSURANCE PRODUCTS TRUST
   -------------------------------------------------------------------------
    MODERATE    Franklin Templeton VIP Founding         Franklin Templeton
     ALLOCA     Funds Allocation Fund: Seeks capital      Services, LLC
     TION       appreciation, with income as a
                secondary goal. The Fund normally
                invests equal portions in Class 1
                shares of Franklin Income Securities
                Fund; Mutual Shares Securities Fund;
                and Templeton Growth Securities Fund.
   -------------------------------------------------------------------------


 WHAT ARE THE FIXED RATE OPTIONS?

 The Fixed Rate Options consist of the DCA Fixed Rate Option used with our 6 or 12 month DCA Program, the one-year Fixed Rate Option and (with respect to Highest Daily Lifetime Five only), the Benefit Fixed Rate Account. We describe the Benefit Fixed Rate Account in the section of the prospectus concerning Highest Daily Lifetime Five.

 No specific fees or expenses are deducted when determining the rate we credit to a Fixed Rate Option. However, for some of the same reasons that we deduct the Insurance Charge against Account Value allocated to the Sub-accounts, we also take into consideration mortality, expense, administration, profit and other factors in determining the interest rates we credit to a Fixed Rate Option. That is, such factors result in a reduction to the interest rate. Any Tax Charge applies to amounts that are taken from the Sub-accounts or the Fixed Rate Option.


 ONE-YEAR FIXED INTEREST RATE OPTION
 We offer a one-year Fixed Rate Option. When you select this option, your payment will earn interest at the established rate for the applicable interest rate period. A new interest rate period is established every time you allocate or transfer money into a Fixed Rate Option. You may have money allocated in more than one interest rate period at the same time. This could result in your money earning interest at different rates and each interest rate period maturing at a different time. While these interest rates may change from time to time the minimum interest rate is what is set forth in your Annuity contract. We may restrict your ability to allocate Account Value to the Fixed Rate Options if you elect certain optional benefits. The interest rate that we credit to the Fixed Rate Options may be reduced by an amount that corresponds to the asset-based charges assessed against the Sub-accounts.

 Amounts allocated to the Fixed Rate Option become part of Pruco Life's general assets. We set a one-year base guaranteed annual interest rate for the one-year Fixed Rate Option. We may also provide an additional interest rate on each Purchase Payment allocated to this option for the first year after the payment. This additional interest rate will not apply to amounts transferred from other investment options within an Annuity or amounts remaining in this option for more than one year. We will permit transfers out of the one-year Fixed Rate Option only during the 30 day period following the end of the one-year period. We retain the right to limit the amount of Account Value that may be transferred into or out of the one-year Fixed Rate Option. In addition, we reserve the right to cease offering this investment option for periods of time.

 OTHER FIXED RATE INTEREST OPTIONS WE MAY OFFER FROM TIME TO TIME

 In addition to the one-year Fixed Rate Option, we offer DCA Fixed Rate Options that are used with our 6 or 12 Month Dollar Cost Averaging Program. ("6 or 12 Month DCA Program"). Account Value allocated to the DCA Fixed Rate options earns the declared rate of interest while it is transferred over a 6 or 12 month period into the Sub-accounts that you have designated. Because the interest we credit is applied against a balance that declines as transfers are made periodically to the Sub-accounts, you do not earn interest on the full amount you allocated initially to the DCA Fixed Rate Options. A dollar cost averaging program does not assure a profit, or protect against a loss.

 6 OR 12 MONTH DOLLAR COST AVERAGING PROGRAM (THE "6 OR 12 MONTH DCA PROGRAM") The 6 or 12 Month DCA Program is available for contracts issued on and after May 1, 2009 (subject to applicable State approval). The program is subject to our rules at the time of election and may not be available in conjunction with other programs and benefits we make available. We may discontinue, modify or amend this program from time to time. Highest Daily Lifetime 7 Plus and Spousal Highest Daily Lifetime 7 Plus are the only optional living benefits and the Combination 5% Roll-up + HAV death benefit is the only death benefit you may participate in if you also participate in the 6 or 12 Month DCA Program, although you do not need to select any optional benefit to participate in the program. To participate in the 6 or 12 Month DCA Program, you must allocate at least a $2000 Purchase Payment to our DCA Fixed Rate Options. Dollar cost averaging does not assure a profit, or protect against a loss.

 The key features of this Program are as follows:
   . You may only allocate purchase payments to these DCA Fixed Rate Options. You may not transfer Account Value into this program.


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   .   As part of your election to participate in the 6 or 12 Month DCA
       Program, you specify whether the monthly transfers under the 6 or 12 Month DCA Program are to be made over a 6 month or 12 month period. We then set the monthly transfer amount, by dividing the Purchase Payment you have allocated to the DCA Fixed Rate Options by the number of months. For example, if you allocated $6000, and selected a 6 month DCA Program, we would transfer $1000 each month. We will adjust the monthly transfer amount if, during the transfer period, the amount allocated to the DCA Fixed Rate Options is reduced (e.g., due to the deduction of the applicable portion of the fee for an optional benefit, withdrawals or due to a transfer of Account Value out of the DCA Fixed Rate Options initiated by the mathematical formula used with Highest Daily Lifetime 7 Plus or Spousal Highest Daily Lifetime 7 Plus). In that event, we will re-calculate the amount of each remaining transfer by dividing the amount in the DCA Fixed Rate Option by the number of remaining transfers. If the recalculated transfer amount is below the minimum transfer required by the program, we will transfer the remaining amount from the DCA Fixed Rate Option on the next scheduled transfer and terminate the program.
   . Any withdrawals, transfers, or fees deducted from the DCA Fixed Rate Options will reduce the DCA Fixed Rate Options on a "last-in, first-out" basis. If you have only one 6 or 12 Month DCA Program in operation, withdrawals, transfers, or fees may be deducted from the DCA Fixed Rate Options associated with that Program. You may, however, have more than one 6 or 12 Month DCA Program operating at the same time (so long as any such additional 6 or 12 Month DCA Program is of the same duration). For example, you may have more than one 6 month DCA Program running, but may not have a 6 month Program running simultaneously with a 12 month Program. If you have multiple 6 or 12 Month DCA Programs running, then the above reference to "last-in, first-out" means that amounts will be deducted first from the DCA Fixed Rate Options associated with the 6 or 12 Month DCA Program that was established most recently.
   . 6 or 12 Month DCA transfers will begin on the date the DCA Fixed Rate Option is established (unless modified to comply with state law) and on each month following until the entire principal amount plus earnings is transferred.
   .   We do not count transfers under the 6 or 12 Month DCA Program against the number of free transfers allowed under your Annuity.
   . The minimum transfer amount is $100, although we will not impose that requirement with respect to the final amount to be transferred under the Program.
   . If you are not participating in Highest Daily Lifetime 7 Plus or Spousal Highest Daily Lifetime 7 Plus, we will make transfers under the 6 or 12 month DCA Program to the Sub-accounts that you specified upon your election of the Program. If you are participating in any Highest Daily Lifetime 7 Plus benefit, we will allocate amounts transferred out of the DCA Fixed Rate Options in the following manner: (a) if you are participating in the Optional Allocation and Rebalancing Program, we
       will allocate to the Sub-accounts in accordance with the rules of that program (b) if you are not participating in the Optional Allocation and Rebalancing Program, we will make transfers under the Program to the Sub-accounts that you specified upon your election of the Program, provided those instructions comply with the allocation requirements for Highest Daily Lifetime 7 Plus or Spousal Highest Daily Lifetime 7 Plus and (c) whether or not you participate in the Optional Allocation and Rebalancing Program, no portion of our monthly transfer under the 6 or
       12 Month DCA Program will be directed initially to the AST Investment Grade Bond Sub-account (although the DCA Fixed Rate Option is treated as a "Permitted Sub-account" for purposes of transfers to the AST
       Investment Grade Bond Sub-account under the asset transfer formula under the Highest Daily Lifetime 7 Plus benefits) (see below).
   . If you are participating in Highest Daily Lifetime 7 Plus or Spousal Highest Daily Lifetime 7 Plus and also are participating in the 6 or 12 Month DCA Program, and the formula under the benefit dictates a transfer from the Permitted Sub-accounts to the AST Investment Grade Bond Sub-account, then the amount to be transferred will be taken entirely from the Sub-accounts, provided there is sufficient Account Value in those Sub-accounts to meet the required transfer amount. Only if there is insufficient Account Value in those Sub-accounts will an amount be withdrawn from the DCA Fixed Rate Options associated with the 6 or 12 Month DCA Program. Amounts withdrawn from the DCA Fixed Rate Options under the formula will be taken on a last-in, first-out basis.
   . If you are participating in one of our automated withdrawal programs (e.g., Systematic Withdrawals), we may include within that withdrawal program amounts held within the DCA Fixed Rate Options. If you have elected any Highest Daily Lifetime 7 Plus benefit, any withdrawals will be taken on a pro-rata basis from your Sub-accounts and the DCA Fixed Rate Options.
   .   We impose no fee for your participation in the 6 or 12 Month DCA Program.
   . You may cancel the DCA Program at any time. If you do, we will transfer any remaining amount held within the DCA Fixed Rate Options according to your instructions. If you do not provide any such instructions, we will transfer any remaining amount held in the DCA Fixed Rate Options on a pro rata basis to the Sub-accounts in which you are invested currently. If any such Sub-account is no longer available, we may allocate the amount that would have been applied to that Sub-account to the AST Money Market Sub-account.
   . You cannot utilize "rate lock" with the 6 or 12 Month DCA Program. The interest rate we credit under the program will be the rate on the date the purchase payment is allocated to the 6 or 12 Month DCA Program.
   . We credit interest to amounts held within the DCA Fixed Rate Options at the applicable declared rates. We credit such interest until the earliest of the following (a) the date the entire amount in the DCA
       Fixed Rate Option has been transferred out (b) the date the entire amount in the DCA Fixed Rate Option is withdrawn (c) the date as of which any death benefit payable is determined or (d) the Annuity Date.


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


   . The interest rate earned in a DCA Fixed Rate Option will be no less than the minimum guaranteed interest rate. We may, from time to time, declare new interest rates for new purchase payments that are higher than the minimum guaranteed interest rate. Please note that the interest rate that we apply under the 6 or 12 Month DCA Program is applied to a declining balance. Therefore, the amount of interest you receive will decrease as amounts are systematically transferred from the DCA Fixed Rate Option to the Sub-accounts, and the effective interest rate earned will therefore be less than the declared interest rate.
   . The 6 or 12 Month DCA Program may be referred to in your Rider and/or the Application as the "Enhanced Dollar Cost Averaging Program."

 NOTE: When a 6 or 12 Month DCA program is established from a DCA Fixed Rate Option, the fixed rate of interest we credit to your Account Value is applied to a declining balance due to the transfers of Account Value to the Sub-accounts (including any transfers under an optional benefit formula). This will reduce the effective rate of return on the DCA Fixed Rate Option.


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

                               FEES AND CHARGES

 The charges under the Annuity are designed to cover, in the aggregate, our direct and indirect costs of selling, administering and providing benefits under the Annuity. They are also designed, in the aggregate, to compensate us for the risks of loss we assume. If, as we expect, the charges that we collect from the Annuity exceed our total costs in connection with the Annuity, we will earn a profit. Otherwise we will incur a loss. For example, Pruco Life may make a profit on the Insurance Charge if, over time, the actual costs of providing the guaranteed insurance obligations under an Annuity are less than the amount we deduct for the Insurance Charge. To the extent we make a profit on the Insurance Charge, such profit may be used for any other corporate purpose, including payment of other expenses that Pruco Life incurs in promoting, distributing, issuing and administering an Annuity.

 The rates of certain of our charges have been set with reference to estimates of the amount of specific types of expenses or risks that we will incur. In most cases, this prospectus identifies such expenses or risks in the name of the charge; however, the fact that any charge bears the name of, or is designed primarily to defray a particular expense or risk does not mean that the amount we collect from that charge will never be more than the amount of such expense or risk, nor does it mean that we may not also be compensated for such expense or risk out of any other charges we are permitted to deduct by the terms of the Annuity. A portion of the proceeds that Pruco Life receives from charges that apply to the Sub-accounts may include amounts based on market appreciation of the Sub-account values.

 WHAT ARE THE CONTRACT FEES AND CHARGES?

 Contingent Deferred Sales Charge (CDSC): We do not deduct a sales charge from Purchase Payments you make to your Annuity. However, we may deduct a CDSC if you surrender your Annuity or when you make a partial withdrawal. The CDSC reimburses us for expenses related to sales and distribution of the Annuity, including commissions, marketing materials and other promotional expenses. The CDSC is calculated as a percentage of your Purchase Payment being surrendered or withdrawn. The CDSC percentage varies with the number of years that have elapsed since each Purchase Payment being withdrawn was made. If a withdrawal is effective on the day before the anniversary of the date that the Purchase Payment being withdrawn was made, then the CDSC percentage as of the next following year will apply. The CDSC percentages are shown under "Summary of Contract Fees and Charges."

 With respect to a partial withdrawal, we calculate the CDSC by assuming that any available free withdrawal amount is taken out first (see How Much Can I Withdraw as a Free Withdrawal?). If the free withdrawal amount is not sufficient, we then assume that withdrawals are taken from Purchase Payments that have not been previously withdrawn, on a first-in, first-out basis, and subsequently from any other Account Value in the Annuity.

 For purposes of calculating any applicable CDSC on a surrender, the Purchase Payments being withdrawn may be greater than your remaining Account Value or the amount of your withdrawal request. This is most likely to occur if you have made prior partial withdrawals or if your Account Value has declined in value due to negative market performance. In that scenario, we would determine the CDSC amount as the applicable percentage of the Purchase Payments being withdrawn, rather than as a percentage of the remaining Account Value or withdrawal request. Thus, the CDSC would be greater than if it were calculated as a percentage of remaining Account Value or withdrawal amount.

 We may waive any applicable CDSC under certain circumstances including certain medically related circumstances or when taking a Minimum Distribution from an Annuity purchased as a "qualified" investment. Free Withdrawals and Minimum Distributions are each explained more fully in the section entitled "Access to Account Value."


 Transfer Fee: Currently, you may make twenty (20) free transfers between investment options each Annuity Year. We currently charge $10.00 for each transfer after the twentieth in each Annuity Year. The fee will never be more than $20.00 for each transfer. We do not consider transfers made as part of a Dollar Cost Averaging, Automatic Rebalancing or asset allocation program when we count the twenty free transfers. All transfers made on the same day will be treated as one (1) transfer. Renewals or transfers of Account Value from a Fixed Rate Option at the end of its Guarantee Period are not subject to the Transfer Fee and are not counted toward the twenty free transfers. Similarly, transfers made under our 6 or 12 Month DCA Program and transfers made pursuant to a formula used with an optional benefit are not subject to the Transfer Fee and are not counted toward the twenty free transfers. We may reduce the number of free transfers allowable each Annuity Year (subject to a minimum of eight) without charging a Transfer Fee unless you make use of electronic means to transmit your transfer requests. We may eliminate the Transfer Fee for transfer requests transmitted electronically or through other means that reduce our processing costs. If you are enrolled in any program that does not permit transfer requests to be transmitted electronically, the Transfer Fee will not be waived.

 Annual Maintenance Fee: During the accumulation period we deduct an Annual Maintenance Fee. The Annual Maintenance Fee is $35.00 or 2% of your Account Value including any amount in Fixed Rate Options, whichever is less. This fee will be deducted annually on the anniversary of the Issue Date of your Annuity or, if you surrender your Annuity during the Annuity Year, the fee is deducted at the time of surrender. The fee is taken out only from the Sub-accounts. Currently, the Annual Maintenance Fee is only


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

 deducted if your Account Value is less than $100,000 on the anniversary of the Issue Date or at the time of surrender. We do not impose the Annual Maintenance Fee upon annuitization, the payment of a Death Benefit, or a medically-related full surrender. We may increase the Annual Maintenance Fee. However, any increase will only apply to Annuities issued after the date of the increase. For beneficiaries that elect the Beneficiary Continuation Option, the Annual Maintenance Fee is the lesser of $30 or 2% of Account Value. For the Beneficiary Continuation Option, the fee is only applicable if the Account Value is less than $25,000 at the time the fee is assessed.

 Tax Charge: Several states and some municipalities charge premium taxes or similar taxes on annuities that we are required to pay. The amount of tax will vary from jurisdiction to jurisdiction and is subject to change. We pay the tax either when Purchase Payments are received, upon surrender or when the Account Value is applied under an annuity option. The tax charge is designed to approximate the taxes that we are required to pay and is assessed as a percentage of Purchase Payments, surrender value, or Account Value as applicable. The tax charge currently ranges up to 3 1/2%. We may assess a charge against the Sub-accounts and the Fixed Rate Options equal to any taxes which may be imposed upon the separate accounts.

 We will pay company income taxes on the taxable corporate earnings created by this separate account product. While we may consider company income taxes when pricing our products, we do not currently include such income taxes in the tax charges you pay under the Annuity. We will periodically review the issue of charging for these taxes and may impose a charge in the future.

 In calculating our corporate income tax liability, we derive certain corporate income tax benefits associated with the investment of company assets, including separate account assets, which are treated as company assets under applicable income tax law. These benefits reduce our overall corporate income tax liability. Under current law, such benefits may include foreign tax credits and corporate dividends received deductions. We do not pass these tax benefits through to holders of the separate account annuity contracts because
 (i) the contract owners are not the owners of the assets generating these benefits under applicable income tax law and (ii) we do not currently include company income taxes in the tax charges you pay under the contract.

 Insurance Charge: We deduct an Insurance Charge daily. The charge is assessed against the average daily assets allocated to the Sub-accounts and is equal to the amount indicated under "Summary of Contract Fees and Charges". The Insurance Charge is the combination of the Mortality & Expense Risk Charge and the Administration Charge. The Insurance Charge is intended to compensate Pruco Life for providing the insurance benefits under the Annuity, including the Annuity's basic Death Benefit that provides guaranteed benefits to your beneficiaries even if the market declines and the risk that persons we guarantee annuity payments to will live longer than our assumptions. The charge also covers administrative costs associated with providing the Annuity benefits, including preparation of the contract and prospectus, confirmation statements, annual account statements and annual reports, legal and accounting fees as well as various related expenses. Finally, the charge covers the risk that our assumptions about the mortality risks and expenses under the Annuity are incorrect and that we have agreed not to increase these charges over time despite our actual costs. We may increase the portion of the total Insurance Charge that is deducted for administrative costs; however, any increase will only apply to Annuities issued after the date of the increase.


 The Insurance Charge is not deducted against assets allocated to a Fixed Rate Option. However, the amount we credit to Fixed Rate Options or the DCA Fixed Rate Option may also reflect similar assumptions about the insurance guarantees provided under the Annuity and the administrative costs associated with providing the Annuity benefits. That is, the interest rate that we credit to a Fixed Rate Option or the DCA Fixed Rate Option may be reduced to reflect those factors.

 Optional Benefits for which we Assess a Charge: If you elect to purchase certain optional benefits, we will deduct an additional charge. For some optional benefits, the charge is deducted from your Account Value allocated to the Sub-accounts. This charge is included in the daily calculation of the Unit Price for each Sub-account. For certain optional benefits, such as Highest Daily Lifetime Seven, the charge is assessed against the Protected Withdrawal Value and taken out of the Sub-accounts periodically. Please refer to the section entitled "Summary of Contract Fees and Charges" for the list of charges for each optional benefit.

 Settlement Service Charge: If your beneficiary takes the death benefit under a Beneficiary Continuation Option, we deduct a Settlement Service Charge, although the Insurance Charge no longer applies. The charge is assessed daily against the assets allocated to the Sub-accounts and is equal to an annual charge of 1.00%.


 Fees and Expenses Incurred by the Portfolios: Each Portfolio incurs total annual operating expenses comprised of an investment management fee, other expenses and any distribution and service (12b-1) fees that may apply. These fees and expenses are reflected daily by each Portfolio before it provides Pruco Life with the net asset value as of the close of business each Valuation Day. More detailed information about fees and expenses can be found in the prospectuses for the Portfolios.

 WHAT CHARGES APPLY TO THE FIXED RATE OPTIONS?
 No specific fees or expenses are deducted when determining the rate we credit to a Fixed Rate Option. However, for some of the same reasons that we deduct the Insurance Charge against Account Value allocated to the Sub-accounts, we also take into consideration mortality, expense, administration, profit and other factors in determining the interest rates we credit to Fixed Rate

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


 Options. Any CDSC or Tax Charge applies to amounts that are taken from the Sub-accounts or the Fixed Rate Options. That is, the interest rate that we credit to a Fixed Rate Option or the DCA Fixed Rate Option may be reduced to reflect those factors.


 WHAT CHARGES APPLY IF I CHOOSE AN ANNUITY PAYMENT OPTION?
 If you select a fixed payment option, the amount of each fixed payment will depend on the Account Value of your Annuity when you elected to annuitize. There is no specific charge deducted from these payments; however, the amount of each annuity payment reflects assumptions about our insurance expenses. Also, a tax charge may apply (see "Tax Charge" above).

 EXCEPTIONS/REDUCTIONS TO FEES AND CHARGES
 We may reduce or eliminate certain fees and charges or alter the manner in which the particular fee or charge is deducted. For example, we may reduce the amount of any CDSC or the length of time it applies, reduce or eliminate the amount of the Annual Maintenance Fee or reduce the portion of the total Insurance Charge that is deducted as an Administration Charge. Generally, these types of changes will be based on a reduction to our sales, maintenance or administrative expenses due to the nature of the individual or group purchasing the Annuity. Some of the factors we might consider in making such a decision are: (a) the size and type of group; (b) the number of Annuities purchased by an Owner; (c) the amount of Purchase Payments or likelihood of additional Purchase Payments; (d) whether an annuity is reinstated pursuant to our rules; and/or (e) other transactions where sales, maintenance or administrative expenses are likely to be reduced. We will not discriminate unfairly between Annuity purchasers if and when we reduce any fees and charges.

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

                            PURCHASING YOUR ANNUITY

 WHAT ARE OUR REQUIREMENTS FOR PURCHASING THE ANNUITY?

 Initial Purchase Payment: Unless we agree otherwise and subject to our rules, you must make a minimum initial Purchase Payment of $1,000. However, if you decide to make payments under a systematic investment or an electronic funds transfer program, we may accept a lower initial Purchase Payment provided that, within the first Annuity Year, your subsequent Purchase Payments plus your initial Purchase Payment total the minimum initial Purchase Payment amount required for the Annuity purchased.

 Where allowed by law, we must approve any initial and additional Purchase Payments where the total amount of Purchase Payments equal $1,000,000 or more. We may apply certain limitations and/or restrictions on an Annuity as a condition of our acceptance, including limiting the liquidity features or the Death Benefit protection provided under an Annuity, limiting the right to make additional Purchase Payments, changing the number of transfers allowable under an Annuity or restricting the Sub-accounts or Fixed Rate Options that are available. Other limitations and/or restrictions may apply. Applicable laws designed to counter terrorists and prevent money laundering might, in certain circumstances, require us to block a contract owner's ability to make certain transactions, and thereby refuse to accept Purchase Payments or requests for transfers, partial withdrawals, total withdrawals, death benefits, or income payments until instructions are received from the appropriate regulator. We also may be required to provide additional information about you and your Annuity to government regulators.

 Except as noted below, Purchase Payments must be submitted by check drawn on a U.S. bank, in U.S. dollars, and made payable to Pruco Life. Purchase Payments may also be submitted via 1035 exchange or direct transfer of funds. Under certain circumstances, Purchase Payments may be transmitted to Pruco Life via wiring funds through your Financial Professional's broker-dealer firm. Additional Purchase Payments may also be applied to your Annuity under an electronic funds transfer, an arrangement where you authorize us to deduct money directly from your bank account. We may reject any payment if it is received in an unacceptable form. Our acceptance of a check is subject to our ability to collect funds.

 Age Restrictions: Unless we agree otherwise and subject to our rules, the Owner (or Annuitant if entity owned) must not be older than a maximum issue age as of the Issue Date of the Annuity which is age 85. No additional Purchase Payments will be permitted after age 85 for the Annuity. If the Annuity is owned jointly, the oldest of the Owners must not be older than the maximum issue age on the Issue Date. You should consider your need to access your Account Value and whether the Annuity's liquidity features will satisfy that need. If you purchase a Beneficiary Annuity, the maximum issue age is 70 based on the Key Life. If you take a distribution prior to age 59 1/2, you may be subject to a 10% penalty in addition to ordinary income taxes on any gain. The availability and level of protection of certain optional benefits may vary based on the age of the Owner on the Issue Date of the Annuity or the date of the Owner's death.

 "Beneficiary" Annuity

 You may purchase an Annuity if you are a beneficiary of an annuity that was owned by a decedent, subject to the following requirements. You may transfer the proceeds of the decedent's annuity into the Annuity described in this prospectus and continue receiving the distributions that are required by the tax laws. This transfer option is only available for purchase of an IRA, Roth IRA, or a non-qualified annuity, for distributions based on lives age 70 or under. This transfer option is also not available if the proceeds are being transferred from an annuity issued by us or one of our affiliates and the annuity offers a "Beneficiary Continuation Option".


 Upon purchase, the Annuity will be issued in the name of the decedent for your benefit. You must take required distributions at least annually, which we will calculate based on the applicable life expectancy in the year of the decedent's death, using Table 1 in IRS Publication 590. These distributions are not subject to any CDSC.

 For IRAs and Roth IRAs, distributions must begin by December 31 of the year following the year of the decedent's death. If you are the surviving spouse beneficiary, distributions may be deferred until the decedent would have attained age 70 1/2, however if you choose to defer distributions, you are responsible for complying with the distribution requirements under the Code, and you must notify us when you would like distributions to begin. For additional information regarding the tax considerations applicable to beneficiaries of an IRA or Roth IRA, see "Required Distributions Upon Your Death for Qualified Annuity Contracts" in the Tax Considerations section of this Prospectus. For 2009, the required minimum distribution rules under the Code are suspended for IRAs, Roth IRAs and qualified retirement plans.

 For non-qualified Annuities, distributions must begin within one year of the decedent's death. For additional information regarding the tax considerations applicable to beneficiaries of a non-qualified Annuity see "Required Distributions Upon Your Death for Nonqualified Annuity Contracts" in the Tax Consideration section of your prospectus.

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

 You may choose to take more than your required distribution. You may take withdrawals in excess of your required distributions, however your withdrawal may be subject to the Contingent Deferred Sales Charge. Any withdrawals reduce the required distribution for the year. All applicable charges will be assessed against your Annuity, such as the Insurance Charge and the Annual Maintenance Fee.


 The Worker, Retiree and Employer Recovery Act of 2008 suspended required minimum distributions for 2009. For purposes of determining whether your withdrawal is subject to the Contingent Deferred Sales Charge, we will continue to treat the calculated amount that would have been a required minimum distribution if not for the suspension as the amount not subject to Contingent Deferred Sales Charge.


 The Annuity may provide a basic Death Benefit upon death, and you may name "successors" who may either receive the Death Benefit as a lump sum or continue receiving distributions after your death under the Beneficiary Continuation Option.

 Please note the following additional limitations for a Beneficiary Annuity:

..   No additional Purchase Payments are permitted. You may only make a one-time initial Purchase Payment transferred to us directly from another annuity or eligible account. You may not make your Purchase Payment as an indirect rollover, or combine multiple "Transfer of Assets" or "TOA's into a single contract as part of this "Beneficiary" Annuity.

..   You may not elect any optional living or death benefits.
..   You may not annuitize the Annuity; no annuity options are available.

..   You may participate only in the following programs: Auto-Rebalancing,
    Dollar Cost Averaging (but not the 6 or 12 Month Dollar Cost Averaging Program), Systematic Withdrawals.

..   You may not assign or change ownership of the Annuity, and you may not change or designate another life upon which distributions are based. A "beneficiary annuity" may not be co-owned.
..   If the Annuity is funded by means of transfer from another "Beneficiary
    Annuity" with another company, we require that the sending company or the beneficial owner provide certain information in order to ensure that applicable required distributions have been made prior to the transfer of the contract proceeds to us. We further require appropriate information to enable us to accurately determine future distributions from the Annuity. Please note we are unable to accept a transfer of another "Beneficiary Annuity" where taxes are calculated based on an exclusion amount or an exclusion ratio of earnings to original investment. We are also unable to accept a transfer of an annuity that has annuitized.
..   The beneficial owner of the Annuity can be an individual, grantor trust, or, for an IRA or Roth IRA, a qualified trust. In general, a qualified trust (1) must be valid under state law; (2) must be irrevocable or became irrevocable by its terms upon the death of the IRA or Roth IRA owner; and
    (3) the beneficiaries of the trust who are beneficiaries with respect to the trust's interest in this Annuity must be identifiable from the trust instrument and must be individuals. A qualified trust must provide us with a list of all beneficiaries to the trust (including contingent and remainder beneficiaries with a description of the conditions on their entitlement), all of whom must be individuals, as of September 30th of the year following the year of death of the IRA or Roth IRA owner, or date of Annuity application if later. The trustee must also provide a copy of the trust document upon request. If the beneficial owner of the Annuity is a grantor trust, distributions must be based on the life expectancy of the grantor. If the beneficial owner of the Annuity is a qualified trust, distributions must be based on the life expectancy of the oldest beneficiary under the trust.
..   If this Beneficiary Annuity is transferred to another company as a tax-free exchange with the intention of qualifying as a beneficiary annuity with the receiving company, we may require certifications from the receiving company that required distributions will be made as required by law.
..   If you are transferring proceeds as beneficiary of an annuity that is owned by a decedent, we must receive your transfer request at least 45 days prior to your first required distribution. If, for any reason, your transfer request impedes our ability to complete your first distribution by the required date, we will be unable to accept your transfer request.

 Owner, Annuitant and Beneficiary Designations: We will ask you to name the Owner(s), Annuitant and one or more Beneficiaries for your Annuity.

   . Owner: The Owner(s) holds all rights under the Annuity. You may name up to two Owners in which case all ownership rights are held jointly. Generally, joint owners are required to act jointly; however, if each owner provides us with an instruction that we find acceptable, we will permit each owner to act independently on behalf of both owners. All information and documents that we are required to send you will be sent to the first named owner. The co-ownership by entity-owners or an entity-owner and an individual is not permitted. Refer to the Glossary of Terms for a complete description of the term "Owner."
   . Annuitant: The Annuitant is the person upon whose life we continue to make annuity payments. You must name an Annuitant who is a natural person. We do not accept a designation of joint Annuitants during the accumulation period. In limited circumstances and where allowed by law, we may allow you to name one or more Contingent Annuitants with our prior approval. Generally, a Contingent Annuitant will become the Annuitant if the Annuitant dies before the Annuity Date. Please refer to the discussion of "Considerations for Contingent Annuitants" in the Tax Considerations section of the Prospectus. For Beneficiary Annuities, instead of an Annuitant there is a "Key Life" which is used to determine the annual required minimum distributions.

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

   . Beneficiary: The Beneficiary is the person(s) or entity you name to receive the Death Benefit. Your Beneficiary Designation should be the exact name of your beneficiary, not only a reference to the beneficiary's relationship to you. If you use a designation of "surviving spouse," we will pay the Death Benefit to the individual that is your spouse at the time of your death (as defined under the federal tax laws and regulations). If no beneficiary is named the Death Benefit will be paid to you or your estate. For Beneficiary Annuities, instead of Beneficiary, the term "Successor" is used.

 Your right to make certain designations may be limited if your Annuity is to be used as an IRA, Beneficiary Annuity or other "qualified" investment that is given beneficial tax treatment under the Code. You should seek competent tax advice on the income, estate and gift tax implications of your designations.

                             MANAGING YOUR ANNUITY

 MAY I CHANGE THE OWNER, ANNUITANT AND BENEFICIARY DESIGNATIONS?
 You may change the Owner, Annuitant and Beneficiary Designations by sending us a request in writing in a form acceptable to us. However, if the Annuity is held as a Beneficiary Annuity, the Owner may not be changed and you may not designate another life upon which distributions are based. Upon an ownership change, any automated investment or withdrawal programs will be canceled. The new owner must submit the applicable program enrollment if they wish to participate in such a program. Where allowed by law, such changes will be subject to our acceptance. Some of the changes we will not accept include, but are not limited to:
   . a new Owner subsequent to the death of the Owner or the first of any co-Owners to die, except where a spouse-Beneficiary has become the Owner as a result of an Owner's death;
   .   a new Annuitant subsequent to the Annuity Date;
   . for "non-qualified" investments, a new Annuitant prior to the Annuity Date if the Annuity is owned by an entity; and
   . a change in Beneficiary if the Owner had previously made the designation irrevocable.

 There are also restrictions on designation changes when you have elected certain optional benefits. See the "Living Benefits" and "Death Benefits" sections of this Prospectus for any such restrictions.

 Spousal Designations
 If the Annuity is co-owned by spouses, we will assume that the sole primary Beneficiary is the surviving spouse that was named as the co-owner unless you elect an alternative Beneficiary Designation. Unless you elect an alternative Beneficiary Designation, upon the death of either spousal Owner, the surviving spouse may elect to assume ownership of the Annuity instead of taking the Death Benefit payment. The Death Benefit that would have been payable will be the new Account Value of the Annuity as of the date of due proof of death and any required proof of a spousal relationship. As of the date the assumption is effective, the surviving spouse will have all the rights and benefits that would be available under the Annuity to a new purchaser of the same attained age. For purposes of determining any future Death Benefit for the beneficiary of the surviving spouse, the new Account Value will be considered as the initial Purchase Payment. No CDSC will apply to the new Account Value. However, any additional Purchase Payments applied after the date the assumption is effective will be subject to all provisions of the Annuity, including the CDSC when applicable.

 Spousal assumption is also permitted, subject to our rules and regulatory approval, if the Annuity is held by a custodial account established to hold retirement assets for the benefit of the natural person Annuitant pursuant to the provisions of Section 408(a) of the Internal Revenue Code ("Code") (or any successor Code section thereto) ("Custodial Account") and, on the date of the Annuitant's death, the spouse of the Annuitant is (1) the Contingent Annuitant under the Annuity and (2) the beneficiary of the Custodial Account. The ability to continue the Annuity in this manner will result in the Annuity no longer qualifying for tax deferral under the Code. However, such tax deferral should result from the ownership of the Annuity by the Custodial Account. Please consult your tax or legal adviser.

 Spousal assumption is only permitted to spouses as defined by federal law.

 Contingent Annuitant
 Generally, if the Annuity is owned by an entity and the entity has named a Contingent Annuitant, the Contingent Annuitant will become the Annuitant upon the death of the Annuitant, and no Death Benefit is payable. Unless we agree otherwise, the Annuity is only eligible to have a Contingent Annuitant designation if the entity which owns the Annuity is (1) a plan described in Internal Revenue Code Section 72(s)(5)(A)(i) (or any successor Code section thereto); (2) an entity described in Code Section 72(u)(1) (or any successor Code section thereto); or (3) a Custodial Account as described in the above section.

 Where the Annuity is held by a Custodial Account, the Contingent Annuitant will not automatically become the Annuitant upon the death of the Annuitant. Upon the death of the Annuitant, the Custodial Account will have the choice, subject to our rules, to either elect to receive the Death Benefit or elect to continue the Annuity. If the Custodial Account elects to receive the Death Benefit, the Account Value of the Annuity as of the date of due proof of death of the Annuitant will reflect the amount that would have been payable had a Death Benefit been paid. See the section above entitled "Spousal Designations" for more information about how the Annuity can be continued by a Custodial Account.

 MAY I RETURN MY ANNUITY IF I CHANGE MY MIND?
 If after purchasing your Annuity you change your mind and decide that you do not want it, you may return it to us within a certain period of time known as a right to cancel period. This is often referred to as a "free look." Depending on the state in which you purchased your Annuity and, in some states, if you purchased the Annuity as a replacement for a prior contract, the right to cancel period may be ten (10) days or longer, measured from the time that you received your Annuity. If you return your Annuity during the applicable period, we will refund your current Account Value plus any tax charge deducted, and depending on your state's requirements, any applicable insurance charges deducted. The amount returned to you may be higher or lower than the Purchase

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

 Payment(s) applied during the right to cancel period. Where required by law, we will return your Purchase Payment(s), if they are greater than your current Account Value less any federal or state income tax withholding.

 MAY I MAKE ADDITIONAL PURCHASE PAYMENTS?
 Unless we agree otherwise and subject to our rules, the minimum amount that we accept as an additional Purchase Payment is $100 unless you participate in Pruco Life's Systematic Investment Plan or a periodic Purchase Payment program. Purchase payments made while you participate in an asset allocation program will be allocated in accordance with such program. Additional Purchase Payments may be made at any time before the Annuity Date (unless the Annuity is held as a Beneficiary Annuity) and prior to the Owner's 86/th/ birthday. However, purchase payments are not permitted if the Account Value drops to zero.

 MAY I MAKE SCHEDULED PAYMENTS DIRECTLY FROM MY BANK ACCOUNT?
 You can make additional Purchase Payments to your Annuity by authorizing us to deduct money directly from your bank account and applying it to your Annuity (unless the Annuity is held as a Beneficiary Annuity). We call our electronic funds transfer program "Pruco Life's Systematic Investment Plan." Different allocation requirements may apply in connection with certain optional benefits. We may allow you to invest in your Annuity with a lower initial Purchase Payment, as long as you authorize payments through an electronic funds transfer that will equal at least the minimum Purchase Payment set forth above during the first 12 months of your Annuity. We may suspend or cancel electronic funds transfer privileges if sufficient funds are not available from the applicable financial institution on any date that a transaction is scheduled to occur.

 MAY I MAKE PURCHASE PAYMENTS THROUGH A SALARY REDUCTION PROGRAM?
 These types of programs are only available with certain types of qualified investments. If your employer sponsors such a program, we may agree to accept periodic Purchase Payments through a salary reduction program as long as the allocations are made only to Sub-accounts and the periodic Purchase Payments received in the first year total at least the minimum Purchase Payment set forth above.

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

                          MANAGING YOUR ACCOUNT VALUE

 HOW AND WHEN ARE PURCHASE PAYMENTS INVESTED?
 (See "Valuing Your Investment" for a description of our procedure for pricing initial and subsequent Purchase Payments.)

 Initial Purchase Payment: Once we accept your application, we invest your Purchase Payment in your Annuity according to your instructions for allocating your Account Value. The Purchase Payment is your initial Purchase Payment minus any tax charges that may apply. You can allocate Purchase Payments to one or more available Sub-accounts or a Fixed Rate Option (other than the Benefit Fixed Rate Account). Investment restrictions will apply if you elect certain optional benefits.

 Subsequent Purchase Payments: Unless you have provided us with other specific allocation instructions for one, more than one, or all subsequent Purchase Payments, we will allocate any additional Purchase Payments you make according to your initial Purchase Payment allocation instructions. If you so instruct us, we will allocate subsequent Purchase Payments according to any new allocation instructions.

 ARE THERE RESTRICTIONS OR CHARGES ON TRANSFERS BETWEEN INVESTMENT OPTIONS? During the accumulation period you may transfer Account Value between investment options subject to the restrictions outlined below. Transfers are not subject to taxation on any gain. We do not currently require a minimum amount in each Sub-account you allocate Account Value to at the time of any allocation or transfer.


 Currently, we charge $10.00 for each transfer after the twentieth (20/th/) in each Annuity Year. Transfers made as part of a Dollar Cost Averaging (including the 6 or 12 Month DCA Program) or Automatic Rebalancing program do not count toward the twenty free transfer limit. Renewals or transfers of Account Value from a Fixed Rate Option at the end of its Guarantee Period or pursuant to the 6 or 12 Month DCA Program are not subject to the transfer charge. We may reduce the number of free transfers allowable each Annuity Year (subject to a minimum of eight) without charging a Transfer Fee unless you make use of electronic means to transmit your transfer requests. We may also increase the Transfer Fee that we charge to $20.00 for each transfer after the number of free transfers has been used up. We may eliminate the Transfer Fee for transfer requests transmitted electronically or through other means that reduce our processing costs. If enrolled in any program that does not permit transfer requests to be transmitted electronically, the Transfer Fee will not be waived.


 Once you have made 20 transfers among the Sub-accounts during an Annuity Year, we will accept any additional transfer request during that year only if the request is submitted to us in writing with an original signature and otherwise is in good order. For purposes of this 20 transfer limit, we (i) do not view a facsimile transmission as a "writing", (ii) will treat multiple transfer requests submitted on the same Valuation Day as a single transfer, and
 (iii) do not count any transfer that solely involves Sub-accounts corresponding to the AST Money Market Portfolio, or any transfer that involves one of our systematic programs, such as automated withdrawals.

 Frequent transfers among Sub-accounts in response to short-term fluctuations in markets, sometimes called "market timing," can make it very difficult for a Portfolio manager to manage a Portfolio's investments. Frequent transfers may cause the Portfolio to hold more cash than otherwise necessary, disrupt management strategies, increase transaction costs, or affect performance. In light of the risks posed to Owners and other investors by frequent transfers, we reserve the right to limit the number of transfers in any Annuity Year for all existing or new Owners and to take the other actions discussed below. We also reserve the right to limit the number of transfers in any Annuity Year or to refuse any transfer request for an Owner or certain Owners if: (a) we believe that excessive transfer activity (as we define it) or a specific transfer request or group of transfer requests may have a detrimental effect on Unit Values or the share prices of the Portfolios; or (b) we are informed by a Portfolio (e.g., by the Portfolio's portfolio manager) that the purchase or redemption of shares in the Portfolio must be restricted because the Portfolio believes the transfer activity to which such purchase and redemption relates would have a detrimental effect on the share prices of the affected Portfolio. Without limiting the above, the most likely scenario where either of the above could occur would be if the aggregate amount of a trade or trades represented a relatively large proportion of the total assets of a particular Portfolio. In furtherance of our general authority to restrict transfers as described above, and without limiting other actions we may take in the future, we have adopted the following specific restrictions:
..   With respect to each Sub-account (other than the AST Money Market
    Sub-account), we track amounts exceeding a certain dollar threshold that were transferred into the Sub-account. If you transfer such amount into a particular Sub-account, and within 30 calendar days thereafter transfer (the "Transfer Out") all or a portion of that amount into another Sub-account, then upon the Transfer Out, the former Sub-account becomes restricted (the "Restricted Sub-account"). Specifically, we will not permit subsequent transfers into the Restricted Sub-account for 90 calendar days after the Transfer Out if the Restricted Sub-account invests in a non-international Portfolio, or 180 calendar days after the Transfer Out if the Restricted Sub-account invests in an international Portfolio. For purposes of this rule, we (i) do not count transfers made in connection with one of our systematic programs, such as automated withdrawals; (ii) do not count any transfer that solely involves the AST Money Market Portfolio; and (iii) do not categorize as a transfer the first transfer that you make after the Issue Date, if you make that transfer within 30 calendar days after the Issue Date. Even if an amount becomes restricted under the foregoing rules, you are still free to redeem the amount from your Annuity at any time.

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

..   We reserve the right to effect exchanges on a delayed basis for all contracts. That is, we may price an exchange involving the Sub-accounts on the Valuation Day subsequent to the Valuation Day on which the exchange request was received. Before implementing such a practice, we would issue a separate written notice to Owners that explains the practice in detail.

 If we deny one or more transfer requests under the foregoing rules, we will inform you or your Financial Professional promptly of the circumstances concerning the denial.

 There are contract owners of different variable annuity contracts that are funded through the same Separate Account that may not be subject to the above-referenced transfer restrictions and, therefore, might make more numerous and frequent transfers than contract owners who are subject to such limitations. Finally, there are contract owners of other variable annuity contracts or variable life contracts that are issued by Pruco Life as well as other insurance companies that have the same underlying mutual fund portfolios available to them. Since some contract owners are not subject to the same transfer restrictions, unfavorable consequences associated with such frequent trading within the underlying mutual fund (e.g., greater portfolio turnover, higher transaction costs, or performance or tax issues) may affect all contract owners. Similarly, while contracts managed by a Financial Professional are subject to the restrictions on transfers between investment options that are discussed above, if the advisor manages a number of contracts in the same fashion unfavorable consequences may be associated with management activity since it may involve the movement of a substantial portion of an underlying mutual fund's assets which may affect all contract owners invested in the affected options. Apart from jurisdiction-specific and contract differences in transfer restrictions, we will apply these rules uniformly (including contracts managed by an Financial Professional) and will not waive a transfer restriction for any contract owner.

 Although our transfer restrictions are designed to prevent excessive transfers, they are not capable of preventing every potential occurrence of excessive transfer activity.
 The Portfolios have adopted their own policies and procedures with respect to excessive trading of their respective shares, and we reserve the right to enforce any such current or future policies and procedures. The prospectuses for the Portfolios describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Under SEC rules, we are required to: (1) enter into a written agreement with each Portfolio or its principal underwriter or its transfer agent that obligates us to provide to the Portfolio promptly upon request certain information about the trading activity of individual contract owners (including an Annuity Owner's TIN number), and (2) execute instructions from the Portfolio to restrict or prohibit further purchases or transfers by specific contract owners who violate the excessive trading policies established by the Portfolio. In addition, you should be aware that some Portfolios may receive "omnibus" purchase and redemption orders from other insurance companies or intermediaries such as retirement plans. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the Portfolios in their ability to apply their excessive trading policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the Portfolios (and thus contract owners) will not be harmed by transfer activity relating to other insurance companies and/or retirement plans that may invest in the Portfolios.

 A Portfolio also may assess a short term trading fee (redemption fee) in connection with a transfer out of the Sub-account investing in that Portfolio that occurs within a certain number of days following the date of allocation to the Sub-account. Each Portfolio determines the amount of the short term trading fee and when the fee is imposed. The fee is retained by or paid to the Portfolio and is not retained by us. The fee will be deducted from your Account Value, to the extent allowed by law. At present, no Portfolio has adopted a short-term trading fee.

 DO YOU OFFER MORE THAN ONE DOLLAR COST AVERAGING PROGRAM?

 Yes. We offer Dollar Cost Averaging programs during the accumulation period. In general Dollar Cost Averaging allows you to systematically transfer an amount periodically from one Sub-account to one or more other Sub-accounts. You can choose to transfer earnings only, principal plus earnings or a flat dollar amount. You may elect a Dollar Cost Averaging program that transfers amounts monthly, quarterly, semi-annually, or annually from Sub-accounts. By investing amounts on a regular basis instead of investing the total amount at one time, Dollar Cost Averaging may decrease the effect of market fluctuation on the investment of your Purchase Payment. This may result in a lower average cost of units over time. However, there is no guarantee that Dollar Cost Averaging will result in a profit or protect against a loss in a declining market. We do not deduct a charge for participating in a Dollar Cost Averaging program. The Dollar Cost Averaging Program is in addition to any Dollar Cost Averaging program that would be made available in connection with the 6 or 12 Month DCA Program we may offer from time to time as described above.


 DO YOU OFFER ANY AUTOMATIC REBALANCING PROGRAMS?
 Yes. During the accumulation period, we offer Automatic Rebalancing among the Sub-accounts you choose. You can choose to have your Account Value rebalanced monthly, quarterly, semi-annually, or annually. On the appropriate date, the Sub-accounts you chose are rebalanced to the allocation percentages you requested. With Automatic Rebalancing, we transfer the appropriate

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

 amount from the "overweighted" Sub-accounts to the "underweighted" Sub-accounts to return your allocations to the percentages you request. For example, over time the performance of the Sub-accounts will differ, causing your percentage allocations to shift. Any transfer to or from any Sub-account that is not part of your Automatic Rebalancing program, will be made; however, that Sub-account will not become part of your rebalancing program unless we receive instructions from you indicating that you would like such option to become part of the program. There is no minimum Account Value required to enroll in Automatic Rebalancing. All rebalancing transfers as part of an Automatic Rebalancing program are not included when counting the number of transfers each year toward the maximum number of free transfers. We do not deduct a charge for participating in an Automatic Rebalancing program. Participation in the Automatic Rebalancing program may be restricted if you are enrolled in certain other optional programs. Sub-accounts that are part of a systematic withdrawal program or Dollar Cost Averaging program will be excluded from an Automatic Rebalancing program.

 MAY I GIVE MY FINANCIAL PROFESSIONAL PERMISSION TO FORWARD TRANSACTION INSTRUCTIONS?
 Yes. Subject to our rules, your Financial Professional may forward instructions regarding the allocation of your Account Value, and request financial transactions involving investment options. If your Financial Professional has this authority, we deem that all transactions that are directed by your Financial Professional with respect to your Annuity have been authorized by you. You must contact us immediately if and when you revoke such authority. We will not be responsible for acting on instructions from your Financial Professional until we receive notification of the revocation of such person's authority. We may also suspend, cancel or limit these privileges at any time. We will notify you if we do.

 Please Note: Contracts managed by your Financial Professional also are subject to the restrictions on transfers between investment options that are discussed in the section entitled "ARE THERE RESTRICTIONS OR CHARGES ON TRANSFERS BETWEEN INVESTMENT OPTIONS?" Since transfer activity under contracts managed by a Financial Professional may result in unfavorable consequences to all contract owners invested in the affected options we reserve the right to limit the investment options available to a particular Owner whose contract is managed by the advisor or impose other transfer restrictions we deem necessary. Your Financial Professional will be informed of all such restrictions on an ongoing basis. We may also require that your Financial Professional transmit all financial transactions using the electronic trading functionality available through our Internet website (www.prudentialannuities.com). Limitations that we may impose on your Financial Professional under the terms of the administrative agreement do not apply to financial transactions requested by an Owner on their own behalf, except as otherwise described in this Prospectus. Please note that if you have engaged a third-party investment advisor to provide asset allocation services with respect to your Annuity, we do not allow you to elect an optional benefit that requires investment in an asset allocation Portfolio and/or that involves mandatory Account Value transfers (e.g. Highest Daily GRO).

 You will receive confirmations of transactions that affect your Annuity.

 It is your responsibility to arrange for the payment of the advisory fee charged by your investment advisor. Similarly, it is your responsibility to understand the advisory services provided by your investment advisor and the advisory fees charged for the services.

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

                            ACCESS TO ACCOUNT VALUE

 WHAT TYPES OF DISTRIBUTIONS ARE AVAILABLE TO ME?
 During the accumulation period you can access your Account Value through partial withdrawals, Systematic Withdrawals, and where required for tax purposes, Required Minimum Distributions. You can also surrender your Annuity at any time. We may deduct a portion of the Account Value being withdrawn or surrendered as a CDSC, if applicable. If you surrender your Annuity, in addition to any CDSC, we may deduct the Annual Maintenance Fee, any Tax Charge that applies and the charge for any optional benefits. Certain amounts may be available to you each Annuity Year that are not subject to a CDSC. These are called "Free Withdrawals." Unless you notify us differently, withdrawals are taken pro-rata based on the Account Value in the investment options at the time we receive your withdrawal request (i.e. "pro-rata" meaning that the percentage of each investment option withdrawn is the same percentage that the investment option bears to the total Account Value). Each of these types of distributions is described more fully below.

 ARE THERE TAX IMPLICATIONS FOR DISTRIBUTIONS?
 (For more information, see "Tax Considerations.")

 During the Accumulation Period
 A distribution during the accumulation period is deemed to come first from any "gain" in your Annuity and second as a return of your "tax basis", if any. Distributions from your Annuity are generally subject to ordinary income taxation on the amount of any investment gain unless the distribution qualifies as a non-taxable exchange or transfer. If you take a distribution prior to the taxpayer's age 59 1/2, you may be subject to a 10% penalty in addition to ordinary income taxes on any gain. You may wish to consult a professional tax advisor for advice before requesting a distribution.

 During the Annuitization Period
 During the annuitization period, a portion of each annuity payment is taxed as ordinary income at the tax rate you are subject to at the time of the payment. The Code and regulations have "exclusionary rules" that we use to determine what portion of each annuity payment should be treated as a return of any tax basis you have in your Annuity. Once the tax basis in your Annuity has been distributed, the remaining annuity payments are taxable as ordinary income. The tax basis in your Annuity may be based on the tax-basis from a prior contract in the case of a 1035 exchange or other qualifying transfer.

 CAN I WITHDRAW A PORTION OF MY ANNUITY?
 Yes, you can make a withdrawal during the accumulation period.
   . To meet liquidity needs, you can withdraw a limited amount from your Annuity during each Annuity Year without application of any CDSC. We call this the "Free Withdrawal" amount. The Free Withdrawal amount is not available if you choose to surrender your Annuity. Amounts withdrawn as a Free Withdrawal do not reduce the amount of CDSC that may apply upon a subsequent withdrawal or surrender of your Annuity. After any partial withdrawal, your Annuity must have a Surrender Value of at least $1,000, or we may treat the partial withdrawal request as a request to fully surrender your Annuity. The minimum Free Withdrawal you may request is $100.
   . You can also make withdrawals in excess of the Free Withdrawal amount. The minimum partial withdrawal you may request is $100.

 To determine if a CDSC applies to partial withdrawals, we:

 1. First determine what, if any, amounts qualify as a Free Withdrawal. These amounts are not subject to the CDSC.
 2. Next determine what, if any, remaining amounts are withdrawals of Purchase Payments. Amounts in excess of the Free Withdrawal amount will be treated as withdrawals of Purchase Payments unless all Purchase Payments have been previously withdrawn. These amounts are subject to the CDSC. Purchase Payments are withdrawn on a first-in, first-out basis. We withdraw your oldest Purchase Payments first so that the lowest CDSC will apply to the amount withdrawn.
 3. Withdraw any remaining amounts from any other Account Value. These amounts are not subject to the CDSC.

 You may request a withdrawal for an exact dollar amount after deduction of any CDSC that applies (called a "net withdrawal") or request a gross withdrawal from which we will deduct any CDSC that applies, resulting in less money being payable to you than the amount you requested. If you request a net withdrawal, the amount deducted from your Account Value to pay the CDSC may also be subject to a CDSC. Partial withdrawals may also be available following annuitization but only if you choose certain annuity payment options. (Note, however, that we do not permit commutation once annuity payments have commenced).

 To request the forms necessary to make a withdrawal from your Annuity, call 1-888-PRU-2888 or visit our Internet Website at www.prudentialannuities.com.

 HOW MUCH CAN I WITHDRAW AS A FREE WITHDRAWAL?
 The maximum Free Withdrawal amount during each Annuity Year is equal to 10% of all Purchase Payments that are subject to a CDSC. Withdrawals made within an Annuity Year reduce the Free Withdrawal amount available for the remainder of the Annuity Year. If you do not make a withdrawal during an Annuity Year, you are not allowed to carry over the Free Withdrawal amount to the next Annuity Year.

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

 CAN I MAKE PERIODIC WITHDRAWALS FROM MY ANNUITY DURING THE ACCUMULATION PERIOD? Yes. We call these "Systematic Withdrawals." You can receive Systematic Withdrawals of earnings only, or a flat dollar amount. Systematic Withdrawals may be subject to a CDSC. We will determine whether a CDSC applies and the amount in the same way as we would for a partial withdrawal.


 Systematic Withdrawals can be made from Account Value allocated to the Sub-accounts or certain Fixed Rate Options. Generally, Systematic Withdrawals from the Fixed Rate Option are limited to earnings accrued after the program of Systematic Withdrawals begins, or payments of fixed dollar amounts that do not exceed such earnings. Systematic Withdrawals are available on a monthly, quarterly, semi-annual or annual basis.


 There is no minimum Surrender Value we require to allow you to begin a program of Systematic Withdrawals. The minimum amount for each Systematic Withdrawal is $100. If any scheduled Systematic Withdrawal is for less than $100 (which may occur under a program that provides payment of an amount equal to the earnings in your Annuity for the period requested), we may postpone the withdrawal and add the expected amount to the amount that is to be withdrawn on the next scheduled Systematic Withdrawal.

 DO YOU OFFER A PROGRAM FOR WITHDRAWALS UNDER SECTIONS 72(t)/72(q) OF THE INTERNAL REVENUE CODE?
 Yes. If your Annuity is used as a funding vehicle for certain retirement plans that receive special tax treatment under Sections 401, 403(b), 408 or 408A of the Code, Section 72(t) of the Code may provide an exception to the 10% penalty tax on distributions made prior to age 59 1/2 if you elect to receive distributions as a series of "substantially equal periodic payments." For contracts issued as non-qualified annuities, the Internal Revenue Code provides for the same exemption from penalty under Section 72(q) of the Code. Distributions received under these provisions in any Annuity Year that exceed the maximum amount available as a free withdrawal will be subject to any applicable CDSC. To request a program that complies with Sections 72(t)/72(q), you must provide us with certain required information in writing on a form acceptable to us. We may require advance notice to allow us to calculate the amount of 72(t)/72(q) withdrawals. There is no minimum Surrender Value we require to allow you to begin a program for withdrawals under Sections 72(t)/72(q). The minimum amount for any such withdrawal is $100 and payments may be made monthly, quarterly, semi-annually or annually.

 You may also annuitize your contract and begin receiving payments for the remainder of your life (or life expectancy) as a means of receiving income payments before age 59 1/2 that are not subject to the 10% penalty.

 WHAT ARE REQUIRED MINIMUM DISTRIBUTIONS AND WHEN WOULD I NEED TO MAKE THEM? (See "Tax Considerations" for a further discussion of Required Minimum Distributions.)


 Note that under the Worker, Retiree and Employer Recovery Act of 2008, Required Minimum Distributions are suspended for 2009 and are scheduled to resume in 2010. For purposes of determining whether your withdrawal is subject to the Contingent Deferred Sales Charge, we will continue to treat the calculated amount that would have been a required minimum distribution if not for the suspension as the amount not subject to the Contingent Deferred Sales Charge.


 Required Minimum Distributions are a type of Systematic Withdrawal we allow to meet distribution requirements under Sections 401, 403(b) or 408 of the Code. Required Minimum Distribution rules do not apply to Roth IRAs during the owner's lifetime. Under the Code, you may be required to begin receiving periodic amounts from your Annuity. In such case, we will allow you to make Systematic Withdrawals in amounts that satisfy the minimum distribution rules under the Code. We do not assess a CDSC on Required Minimum Distributions from your Annuity if you are required by law to take such Required Minimum Distributions from your Annuity at the time it is taken. However, a CDSC (if applicable) may be assessed on that portion of a Systematic Withdrawal that is taken to satisfy the Required Minimum Distribution provisions in relation to other savings or investment plans under other qualified retirement plans not maintained with Pruco Life.


 The amount of the Required Minimum Distribution for your particular situation may depend on other annuities, savings or investments. We will only calculate the amount of your Required Minimum Distribution based on the value of your Annuity. We require three (3) days advance written notice to calculate and process the amount of your payments. You may elect to have Required Minimum Distributions paid out monthly, quarterly, semi-annually or annually. The $100 minimum amount that applies to Systematic Withdrawals applies to monthly Required Minimum Distributions but does not apply to Required Minimum Distributions taken out on a quarterly, semi-annual or annual basis.


 You may also annuitize your contract and begin receiving payments for the remainder of your life (or life expectancy) as a means of receiving income payments and satisfying the Required Minimum Distribution provisions under the Code. Annuitized payments are not suspended as Required Minimum Distributions for 2009.

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 Please see "Highest Daily Lifetime 7 Plus" under the subsection "Required
 Minimum Distributions" for further information relating to Required Minimum Distributions if you own that benefit.

 CAN I SURRENDER MY ANNUITY FOR ITS VALUE?
 Yes. During the accumulation period you can surrender your Annuity at any time. Upon surrender, you will receive the Surrender Value. Upon surrender of your Annuity, you will no longer have any rights under the surrendered Annuity.

 For purposes of calculating any applicable CDSC on surrender, the Purchase Payments being withdrawn may be greater than your remaining Account Value or the amount of your withdrawal request. This is most likely to occur if you have made prior withdrawals under the Free Withdrawal provision or if your Account Value has declined in value due to negative market performance. In that scenario, we would determine the CDSC amount as the applicable percentage of the Purchase Payments being withdrawn, rather than as a percentage of the remaining Account Value or withdrawal request. Thus, the CDSC would be greater than if it were calculated as a percentage of remaining Account Value or withdrawal amount.

 Under certain annuity payment options, you may be allowed to surrender your Annuity for its then current value.

 To request the forms necessary to surrender your Annuity, call 1-888-PRU-2888 or visit our Internet Website at www.prudentialannuities.com.

 WHAT IS A MEDICALLY-RELATED SURRENDER AND HOW DO I QUALIFY?
 Where permitted by law, you may request to surrender all or part of your Annuity prior to the Annuity Date without application of any otherwise applicable CDSC upon occurrence of a medically-related "Contingency Event" as described below. If you request a full surrender, the amount payable will be your Account Value.

 This waiver of any applicable CDSC is subject to our rules in place at the time of your request, which currently include but are not limited to the following:
   . If the Owner is an entity, the Annuitant must have been named or any change of Annuitant must have been accepted by us, prior to the "Contingency Event" described below in order to qualify for a medically-related surrender;
   . If the Owner is an entity, the Annuitant must be alive as of the date we pay the proceeds of such surrender request;
   . If the Owner is one or more natural persons, all such Owners must also be alive at such time;
   . we must receive satisfactory proof of the Owner's (or the Annuitant's if entity-owned) confinement in a Medical Care Facility or Fatal Illness in writing on a form satisfactory to us; and
   .   no additional Purchase Payments can be made to the Annuity.

 A "Contingency Event" occurs if the Owner (or Annuitant if entity-owned):
   . first confined in a "Medical Care Facility" while your Annuity is in force and remains confined for at least 90 days in a row; or
   . first diagnosed as having a "Fatal Illness" while your Annuity is in force.

 The definitions of "Medical Care Facility" and "Fatal Illness," as well as additional terms and conditions, are provided in your Annuity. Specific details and definitions in relation to this benefit may differ in certain jurisdictions. This benefit is not available in Massachusetts.

 WHAT TYPES OF ANNUITY OPTIONS ARE AVAILABLE?
 We currently make annuity options available that provide fixed annuity payments. Fixed options provide the same amount with each payment. We do not guarantee to make any annuity payment options available in the future other than those fixed annuitization options guaranteed in your Annuity. Please refer to the "Living Benefits" section below for a description of annuity options that are available when you elect one of the living benefits.

 You may choose an Annuity Date, an annuity option and the frequency of annuity payments. You may change your choices before the Annuity Date under the terms of your contract. A maximum Annuity Date may be required by law or under the terms of your Annuity. Your Annuity Date must be no later than the first day of the month next following the 95/th/ birthday of the older of the Owner or Annuitant (unless we agree to another date). Certain annuity options may not be available depending on the age of the Annuitant.

 Certain of these annuity options may be available to Beneficiaries who choose to receive the Death Benefit proceeds as a series of payments instead of a lump sum payment.

 Please note, you may not annuitize within the first three Annuity Years.

 For Beneficiary Annuities, no payments are available and all references to an Annuity Date are not applicable.

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 Option 1
 Annuity Payments for a Fixed Period: Under this option, we will make equal payments for the period chosen, up to 25 years (but not to exceed life expectancy). The annuity payments may be made monthly, quarterly, semiannually, or annually, as you choose, for the fixed period. If the annuitant dies during the income phase, payments will continue to the beneficiary for the remainder of the fixed period or, if the beneficiary so chooses, we will make a single lump-sum payment. The amount of the lump-sum payment is determined by calculating the present value of the unpaid future payments. This is done by using the interest rate used to compute the actual payments. The interest rate will be at least 3% a year.

 Option 2
 Life Income Annuity Option: Under this option, we will make annuity payments monthly, quarterly, semiannually, or annually as long as the annuitant is alive. If the annuitant dies before we have made 10 years worth of payments, we will pay the beneficiary in one lump sum the present value of the annuity payments scheduled to have been made over the remaining portion of that 10 year period, unless we were specifically instructed that such remaining annuity payments continue to be paid to the beneficiary. The present value of the remaining annuity payments is calculated by using the interest rate used to compute the amount of the original 120 payments. The interest rate will be at least 3% a year. If an annuity option is not selected by the Annuity Date, this is the option we will automatically select for you, unless prohibited by applicable law. If the life income annuity option is prohibited by applicable law, then we will pay you a lump sum in lieu of this option.

 Option 3
 Interest Payment Option: Under this option, we will credit interest on the adjusted Account Value until you request payment of all or part of the adjusted Account Value. We can make interest payments on a monthly, quarterly, semiannual, or annual basis or allow the interest to accrue on your contract assets. Under this option, we will pay you interest at an effective rate of at least 3% a year. This option is not available if you hold your contract in an IRA or other tax qualified vehicle. Under this option, all gain in the Annuity will be taxable as of the Annuity Date, however, you can withdraw part or all of the Account Value that we are holding at any time.

 Other Annuity Options
 We currently offer a variety of other annuity options not described above. At the time annuity payments are chosen, we may make available to you any of the fixed annuity options that are offered at your Annuity Date.

 HOW AND WHEN DO I CHOOSE THE ANNUITY PAYMENT OPTION?
 Unless prohibited by law, we require that you elect either a life annuity or an annuity with a certain period of at least 5 years if any CDSC would apply were you to surrender your Annuity on the Annuity Date. Certain annuity payment options may not be available if your Annuity Date occurs during the period that a CDSC would apply. You have a right to choose your annuity start date provided that it is no later than the latest Annuity Date indicated above. If you have not provided us with your Annuity Date or annuity payment option in writing, then your Annuity Date will be the latest Annuity Date indicated above.

 Please note that annuitization essentially involves converting your Account Value to an annuity payment stream, the length of which depends on the terms of the applicable annuity option. Thus, once annuity payments begin, your death benefit is determined solely under the terms of the applicable annuity payment option, and you no longer participate in any optional living benefit (unless you have annuitized under that benefit).

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

                                LIVING BENEFITS

 DO YOU OFFER BENEFITS DESIGNED TO PROVIDE INVESTMENT PROTECTION FOR OWNERS WHILE THEY ARE ALIVE?
 Prudential Annuities offers different optional benefits, for an additional charge, that can provide investment protection for Owners while they are alive. No optional benefit may be elected if your Annuity is held as a Beneficiary Annuity. Notwithstanding the additional protection provided under the optional Living Benefit, the additional cost has the impact of reducing net performance of the investment options. Each optional benefit offers a distinct type of guarantee, regardless of the performance of the Sub-accounts, that may be appropriate for you depending on the manner in which you intend to make use of your Annuity while you are alive. Depending on which optional benefit you choose, you can have flexibility to invest in the Sub-accounts while:
..   protecting a principal amount from decreases in value as of specified future dates due to investment performance;

..   taking withdrawals with a guarantee that you will be able to withdraw not less than a guaranteed benefit base principal amount over time;

..   guaranteeing a minimum amount of growth will be applied to your principal, if it is to be used as the basis for certain types of lifetime income payments or lifetime withdrawals; or
..   providing spousal continuation of certain benefits.

 The "living benefits" are as follows:
 Highest Daily Guaranteed Return Option (Highest Daily GRO)
 Guaranteed Minimum Income Benefit (GMIB) /1/
 Lifetime Five Income Benefit and Spousal Lifetime Five Income Benefit /1/ Highest Daily Lifetime Five Income Benefit /1/
 Highest Daily Lifetime Seven Income Benefit /2/
 Spousal Highest Daily Lifetime Seven Income Benefit /2/
 Highest Daily Lifetime Seven with Beneficiary Income Option Income Benefit /2/ Highest Daily Lifetime Seven with Lifetime Income Accelerator Income Benefit /2/
 Spousal Highest Daily Lifetime Seven with Beneficiary Income Option Income Benefit /2/
 Highest Daily Lifetime 7 Plus Income Benefit
 Spousal Highest Daily Lifetime 7 Plus Income Benefit
 Highest Daily Lifetime 7 Plus with Beneficiary Income Option Benefit
 Highest Daily Lifetime 7 Plus with Lifetime Income Accelerator Benefit
 Spousal Highest Daily Lifetime 7 Plus with Beneficiary Income Option Benefit

 (1)No longer available for new elections.
 (2)Not available for new elections if the corresponding Highest Daily Lifetime 7 Plus version is available in your state.

 Here is a general description of each kind of living benefit that exists under this Annuity:
..   Guaranteed Minimum Accumulation Benefits. The common characteristic of these benefits is that a specified amount of your annuity value is guaranteed at some point in the future. For example, under our Highest Daily GRO benefit, we make an initial guarantee that your annuity value on the day you start the benefit will not be any less ten years later. If your annuity value is less on that date, we use our own funds to give you the difference. Because the guarantee inherent in the guaranteed minimum accumulation benefit does not take effect until a specified number of years into the future, you should elect such a benefit only if your investment time horizon is of at least that duration.

..   Guaranteed Minimum Income Benefit or ("GMIB"). As discussed elsewhere in this Prospectus, you have the right under your Annuity to ask us to convert your accumulated annuity value into a series of annuity payments. Generally, the smaller the amount of your annuity value, the smaller the amount of your annuity payments. GMIB addresses this risk, by guaranteeing a certain amount of appreciation in the amount used to produce annuity payments. Thus, even if your annuity value goes down in value, GMIB guarantees that the amount we use to determine the amount of the annuity payments will go up in value by the prescribed amount. You would select GMIB only if you are prepared to delay your annuity payments for the required waiting period and if you anticipate needing annuity payments. This benefit is no longer available for new elections.
..   Lifetime Guaranteed Minimum Withdrawal Benefits. These benefits also are designed for someone who wants to access the annuity's value through withdrawals over time, rather than by annuitizing. These benefits differ, however, in that the withdrawal amounts are guaranteed for life (or until the second to die of spouses). The way that we establish the guaranteed amount that, in turn, determines the amount of the annual lifetime payments varies among these benefits. Under our Highest Daily Lifetime 7 Plus benefit, for example, the guaranteed amount generally is equal to your Account Value, appreciated at seven percent annually. Please note that there is a maximum Annuity Date under your Annuity, by which date annuity payments must commence. Certain of these benefits are no longer available for new elections.


 Please refer to the benefit descriptions that follow for a complete description of the terms, conditions and limitations of each optional benefit. Investment restrictions apply if you elect certain optional living benefits. See the chart in the "Investment Options" section of the Prospectus for a list of investment options available and permitted with each benefit. You should consult with your Financial Professional to determine if any of these optional benefits may be appropriate for you based on your financial needs. There are many factors to consider, but we note that among them you may want to evaluate the tax implications of

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


 these different approaches to meeting your needs, both between these benefits and in comparison to other potential solutions to your needs (e.g., comparing the tax implications of the withdrawal benefit and annuity payments and comparing annuity benefits with benefits of other products).


 Termination of Existing Benefits and Election of New Benefits

 If you currently own an Annuity with an optional living benefit that is terminable, you may terminate the benefit rider and elect one of the currently available benefits, subject to availability of the benefit at that time and our then current rules. There is currently no waiting period (you may elect a new benefit beginning on the next Valuation Day) to elect any living benefit once a living benefit is terminated provided that the benefit being elected is available for election post-issue. We reserve the right to waive, change and/or further limit availability and election frequencies in the future. Check with your financial professional regarding the availability of re-electing or electing a benefit and any waiting period. The benefit you re-elect or elect may be more expensive than the benefit you are terminating. Note that once you terminate an existing benefit, you lose the guarantees that you had accumulated under your existing benefit and will begin the new guarantees under the new benefit you elect based on your Account Value as of the date the new benefit becomes active. You should carefully consider whether terminating your existing benefit and electing a new benefit is appropriate for you.


 HIGHEST DAILY GUARANTEED RETURN OPTION/SM/ (HD GRO)/SM/
 You can elect this benefit on the Issue Date of your Annuity, or at any time thereafter (unless you previously participated in this benefit, in which case your election must be on an Annuity Anniversary). Highest Daily GRO is not available if you participate in any other living benefit. However, Highest Daily GRO may be elected together with any optional death benefit, other than the Highest Daily Value Death Benefit.

 Highest Daily GRO creates a series of separate guarantees, each of which is based on the highest Account Value attained on a day during the applicable time period. As each year of your participation in the benefit passes, we create a new guarantee. Each guarantee then remains in existence until the date on which it matures (unless the benefit terminates sooner). We refer to each date on which the specified Account Value is guaranteed as the "maturity date" for that guarantee. Highest Daily GRO will not create a guarantee if the maturity date of that guarantee would extend beyond the date by which annuity payments must commence under the terms of your Annuity. This is true even with respect to a new Owner who has acquired the Annuity from the original Owner.


 The guarantees provided by the benefit exist only on the applicable maturity date(s). However, due to the ongoing monitoring of your Account Value, and the transfer of Account Value to support our future guarantees, the benefit may provide some protection from significant Sub-account losses if you choose to surrender your Annuity or begin receiving annuity payments prior to a maturity date. For this same reason, the benefit may limit your ability to benefit from Sub-account increases while it is in effect.


 The initial guarantee is created on the day that the Highest Daily GRO benefit is added to your Annuity. We guarantee that your Account Value on the tenth anniversary of that day (we refer to each such anniversary as a "benefit anniversary") will not be less than your Account Value on the day that the Highest Daily GRO benefit was added to your Annuity. Each benefit anniversary thereafter, we create a new guarantee. With respect to each such subsequent guarantee, we identify the highest Account Value that occurred between the date of that benefit anniversary and the date on which Highest Daily GRO was added to your Annuity. We guarantee that your Account Value ten years after that benefit anniversary will be no less than the highest daily Account Value that occurred during that time period. The following example illustrates the time period over which we identify the highest daily Account Value for purposes of each subsequent guarantee under the benefit. If the date of benefit election were January 1, 2009, we would create a guarantee on January 1, 2012 based on the highest Account Value achieved between January 1, 2009 and January 1, 2012, and that guarantee would mature on January 1, 2022. As described below, we adjust each of the guarantee amounts for purchase payments and withdrawals.

 In general, we refer to a date on which the Account Value is guaranteed to be present as the "maturity date". If the Account Value on the maturity date is less than the guaranteed amount, we will contribute funds from our general account to bring your Account Value up to the guaranteed amount. If the maturity date is not a Valuation Day, then we would contribute such an amount on the next Valuation Day. We will allocate any such amount to each Sub-account (other than the "Current AST bond portfolio Sub-account" described below) in accordance with your current allocations instructions. Regardless of whether we need to contribute funds at the end of a guarantee period, we will at that time transfer all amounts held within the AST bond portfolio Sub-account associated with the maturing guarantee to your other Sub-accounts, on a pro rata basis. If the entire account value is invested in the AST bond portfolio Sub-account, we will allocate according to your current allocation instructions.

 We increase the amount of each guarantee that has not yet reached its maturity date, as well as the highest daily Account Value that we calculate to establish a guarantee, by the amount of each Purchase Payment made prior to the applicable maturity date. For example, if the effective date of the benefit was January 1, 2009, and there was an initial guaranteed amount that was set at $100,000 maturing January 1, 2019, and a second guaranteed amount that was set at $120,000 maturing January 1, 2020, then a $30,000 Purchase Payment made on March 30, 2010 would increase the guaranteed amounts to $130,000 and $150,000, respectively. As illustrated in the examples below, additional Purchase Payments also increase an amount we refer to as the "dollar-for-dollar corridor."

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

 We reflect the effect of withdrawals by reference to an amount called the "dollar-for-dollar corridor." The dollar-for-dollar corridor is set initially to equal 5% of the initial guaranteed amount (i.e., 5% of the Account Value at benefit election). Each "benefit year" (i.e., a year that begins on the date of election of Highest Daily GRO and each anniversary thereafter), withdrawals that you make that are equal to or less than the dollar-for-dollar corridor reduce (i) the amount of the dollar-for-dollar corridor for that benefit year
 (ii) the amount of each outstanding guarantee amount, and (iii) the highest daily Account Value that we calculate to establish a guarantee, by the exact amount of the withdrawal. However, if you withdraw more than the dollar-for-dollar corridor in a given benefit year, we use the portion of the withdrawal that exceeded the dollar-for-dollar corridor to effect a proportional reduction to both the dollar-for-dollar corridor itself and each outstanding guaranteed amount, as well as the highest daily Account Value that we calculate to establish a guarantee. We calculate a proportional reduction by (i) identifying the amount of the withdrawal that exceeded the dollar-for-dollar corridor (the "excess withdrawal") (ii) subtracting the dollar-for-dollar amount from the Account Value prior to the withdrawal
 (iii) dividing the excess withdrawal by the amount in (ii), and (iv) reducing each guaranteed amount, as well as the highest daily Account Value that we calculate to establish a guarantee and the dollar for dollar corridor itself, by the percentage derived in (iii). See examples of this calculation below.

 Any partial withdrawals in payment of any third party investment advisory service will be treated as withdrawals, and will reduce each applicable guaranteed amount and the dollar-for-dollar corridor in the manner indicated above.

 EXAMPLES
 The following examples of dollar-for-dollar and proportional reductions assume that: 1.) the Issue Date and the effective date of the Highest Daily GRO benefit are October 13, 2008; 2.) an initial Purchase Payment of $250,000; 3.) an initial guarantee amount of $250,000; and 4.) a dollar-for-dollar limit of $12,500 (5% of $250,000). The values set forth here are purely hypothetical and do not reflect the charge for Highest Daily GRO or other fees and charges.

 Example 1. Dollar-for-dollar reduction
 A $10,000 withdrawal is taken on November 29, 2008 (in the first Annuity
 Year). No prior withdrawals have been taken. As the amount withdrawn is less than the Dollar-for-dollar Limit:
..   The initial guarantee amount is reduced by the amount withdrawn (i.e., by
    $10,000, from $250,000 to $240,000).
..   The remaining dollar-for-dollar limit ("Remaining Limit") for the balance of the first Annuity Year is also reduced by the amount withdrawn (from $12,500 to $2,500).

 Example 2. Dollar-for-dollar and proportional reductions
 A second $10,000 withdrawal is taken on December 18, 2008 (still within the first Annuity Year). The Account Value immediately before the withdrawal is $180,000. As the amount withdrawn exceeds the Remaining Limit of $2,500 from Example 1:
..   the initial guarantee amount is first reduced by the Remaining Limit (from
    $240,000 to $237,500);
..   The result is then further reduced by the ratio of A to B, where:

    -- A is the amount withdrawn less the Remaining Limit ($10,000 - $2,500, or
       $7,500).
    -- B is the Account Value less the Remaining Limit ($180,000 - $2,500, or
       $177,500).

 The resulting initial guarantee amount is: $237,500 X (1 - $7,500 / $177,500), or $227,464.79.

..   The Remaining Limit is set to zero (0) for the balance of the first Annuity
    Year.

 The resulting dollar-for-dollar corridor for the next Annuity Year is calculated by multiplying the prior dollar-for-dollar corridor by the same ratio by which we reduce the Guarantee Amount above: $12,500 X (1 - $7,500 / $177,500), or $11,971.83.

 Key Feature - Allocation of Account Value
 Highest Daily GRO uses a mathematical formula to help manage your guarantees through all market cycles. Because the formula is made part of your schedule supplement, the formula may not be altered. However, subject to any regulatory approval, we do reserve the right to amend the formula for newly-issued annuity contracts that elect Highest Daily GRO and for existing contracts that elect the benefit post-issue. This required formula helps us manage our financial exposure under Highest Daily GRO, by moving assets out of certain Sub-accounts in certain scenarios if dictated by the formula (see below). In essence, we seek to preserve the value of these assets, by transferring them to a more stable option (i.e., one of a specified group of bond portfolios within Advanced Series Trust) (collectively, the "AST Bond Portfolios"). The formula also contemplates the transfer of assets from the AST Bond Portfolios to the Permitted Sub-accounts in other scenarios.

 For purposes of operating the Highest Daily GRO formula, we have included as investment options within this Annuity several AST bond portfolios. Each AST bond portfolio is unique, in that its underlying investments generally mature at the same time as each outstanding maturity date that exists under the benefit. For example, there would be an AST bond portfolio whose underlying investments generally mature in 2018 (corresponding to all guarantees that mature in 2018), an AST Bond Portfolio whose underlying investments generally mature in 2019 (corresponding to all guarantees that mature in 2019), and so forth. We will

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

 introduce new AST bond portfolios in subsequent years, to correspond generally to the length of new guarantee periods that are created under this benefit. If you have elected Highest Daily GRO, you may invest in an AST bond portfolio only by operation of the formula, and thus you may not allocate Purchase Payments to, or transfer Account Value to or from, such a Portfolio. Please see this Prospectus and the prospectus for the Advanced Series Trust for more information about each AST bond portfolio used with this benefit. A summary description of each AST Bond Portfolio appears within the Prospectus section entitled "What Are The Investment Objectives and Policies Of The Portfolios?" Upon the initial transfer of your Account Value into an AST Bond Portfolio, we will send a prospectus for that Portfolio to you along with your confirmation. In addition, you can find a copy of the AST Bond Portfolio prospectus by going to www.prudentialannuities.com

 Although we employ several AST bond portfolios for purposes of the benefit, the formula described in the next paragraph operates so that your Account Value may be allocated to only one AST bond portfolio Sub-account at one time. In the description of the formula in the next paragraph, we refer to the AST bond portfolio Sub-account in which you are invested immediately prior to any potential asset transfer as the "Current AST bond portfolio Sub-account." The formula may dictate that a transfer out of the Current AST bond portfolio Sub-account be made, or alternatively may mandate a transfer into an AST bond portfolio Sub-account. Any transfer into an AST bond portfolio Sub-account will be directed to the AST bond portfolio Sub-account associated with the "current liability" (we refer to that Sub-account as the "Transfer AST bond portfolio Sub-account"). Note that if the Current AST bond portfolio Sub-account is associated with the current liability, then that Sub-account would be the Transfer AST bond portfolio Sub-account, and we would simply transfer additional assets into the Sub-account if dictated by the formula.

 In general, the formula works as follows. On each Valuation Day, the formula automatically performs an analysis with respect to each guarantee that is outstanding. For each outstanding guarantee, the formula begins by determining the present value on that Valuation Day that, if appreciated at the applicable "discount rate", would equal the applicable guarantee amount on the maturity date. As detailed in the formula, the discount rate is an interest rate determined by taking a benchmark index used within the financial services industry and then reducing that interest rate by a prescribed adjustment. Once selected, we do not change the applicable benchmark index (although we do reserve the right to use a new benchmark index if the original benchmark is discontinued). The greatest of each such present value is referred to as the "current liability" in the formula. The formula compares the current liability to the amount of your Account Value held within the Current AST bond portfolio Sub-account and to your Account Value held within the other Sub-accounts. If the current liability, reduced by the amount held within the Current AST bond portfolio Sub-account, and divided by the amount held within your other Sub-accounts, exceeds an upper target value (currently, 0.85), then the formula will make a transfer into the Transfer AST bond portfolio Sub-account, in the amount dictated by the formula. If the current liability, reduced by the amount held within the Current AST bond portfolio Sub-account, and divided by the amount within your other Sub-accounts, is less than a lower target value (currently, 0.79), then the formula will transfer Account Value within the Current AST bond portfolio Sub-account into the other Sub-accounts (other than the Transfer AST bond portfolio Sub-account), in the amount dictated by the formula.

 As discussed above, each Valuation Day, the formula analyzes the difference between your Account Value and your guarantees, as well as how long you have owned the benefit, and determines if any portion of your Account Value needs to be transferred into or out of the AST bond portfolios. Therefore, at any given time, some, none, or all of your Account Value may be allocated to the AST bond portfolios. If your entire Account Value is transferred to the AST bond portfolios, then based on the way the formula operates, the formula will not transfer amounts out of the AST bond portfolios to the Sub-accounts and the entire Account Value would remain in the AST bond portfolios. If you make additional Purchase Payments to your Annuity, they will be allocated to the Sub-accounts according to your allocation instructions. Such additional Purchase Payments may or may not cause the formula to transfer money in or out of the AST bond portfolios. Once the Purchase Payments are allocated to your Annuity, they will also be subject to the formula, which may result in immediate transfers to or from the AST bond portfolios, if dictated by the formula.

 The amount that is transferred to and from the AST bond portfolios pursuant to the formula depends upon a number of factors unique to your Annuity (and is not necessarily directly correlated with the securities markets, bond markets, or interest rates, in general) including:
..   The difference between your Account Value and your Guarantee Amount(s);
..   The amount of time until the maturity of your Guarantee(s);
..   The amount invested in, and the performance of, the Permitted Sub-accounts;
..   The amount invested in, and the performance of, the AST bond portfolios;
..   The discount rate used to determine the present value of your Guarantee(s);
..   Additional Purchase Payments, if any, that you make to the Annuity; and
..   Withdrawals, if any, taken from the Annuity.

 Any amounts invested in the AST bond portfolios will affect your ability to participate in a subsequent recovery within the Permitted Sub-accounts. Conversely, the Account Value may be higher at the beginning of the recovery, e.g. more of the Account Value may have been protected from decline and volatility than it otherwise would have been had the benefit not been elected.

 The AST bond portfolios are available only with these benefits, and you may not allocate Purchase Payments and transfer Account Value to or from the AST bond portfolios.

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 Transfers do not impact any guarantees that have already been locked-in.

 Election/Cancellation of the Benefit

 Highest Daily GRO can be elected on the Issue Date of your Annuity, or at any time thereafter. You may elect Highest Daily GRO only if the oldest of the Owner and Annuitant is 84 or younger on the date of election.


 If you wish, you may cancel the Highest Daily GRO benefit. You may then elect Highest Daily GRO (or any other currently available living benefit, which is available to be added post issue) on any Valuation Day after you have cancelled the Highest Daily GRO benefit, provided the request is received in good order (subject to state availability and in accordance with any applicable age requirements). Upon cancellation of the Highest Daily GRO benefit, any Account Value allocated to the AST Bond Portfolio Sub-accounts used with the asset transfer formula will be reallocated to the Permitted Sub-Accounts according to your most recent allocation instructions or, in absence of such instructions, pro-rata. Upon your re-election of Highest Daily GRO, Account Value may be transferred between the AST Bond Portfolio Sub-accounts and the other Sub-accounts according to the formula (see "Key Feature - Allocation of Account Value" section for more details). It is possible that over time the formula could transfer some, all, or none of the Account Value to the AST Bond Portfolio Sub-accounts under the newly-elected benefit. You also should be aware that upon cancellation of the Highest Daily GRO benefit, you will lose all guarantees that you had accumulated under the benefit. Thus, the guarantees under your newly-elected benefit will be based on your current Account Value. The benefit you elect or re-elect may be more expensive than the benefit you cancel. Once the Highest Daily GRO benefit is canceled you are not required to re-elect another optional living benefit and any subsequent benefit election may be made on or after the first Valuation Day following the cancellation of the Highest Daily GRO benefit provided that the benefit you are looking to elect is available on a post-issue basis.

 Highest Daily GRO will terminate automatically upon: (a) the death of the Owner or the Annuitant (in an entity owned contract), unless the Annuity is continued by the surviving spouse; (b) as of the date Account Value is applied to begin annuity payments; (c) as of the anniversary of benefit election that immediately precedes the contractually-mandated latest annuity date, or
 (d) upon full surrender of the Annuity. If you elect to terminate the benefit, Highest Daily GRO will no longer provide any guarantees. The charge for the Highest Daily GRO benefit will no longer be deducted from your Account Value upon termination of the benefit.

 Special Considerations under Highest Daily GRO
 This benefit is subject to certain rules and restrictions, including, but not limited to the following:
..   Upon inception of the benefit, 100% of your Account Value must be allocated to the Permitted Sub-accounts. The Permitted Sub-accounts are those described in the Investment Option section of this prospectus. No fixed interest rate allocations may be in effect as of the date that you elect to participate in the benefit.
..   You cannot participate in any dollar cost averaging benefit that transfers
    Account Value from a fixed interest rate option to a Sub-account.
..   Transfers from the other Sub-accounts to an AST bond portfolio Sub-account or from an AST bond portfolio Sub-account to the other Sub-accounts under the benefit will not count toward the maximum number of free transfers allowable under the Annuity.
..   Any amounts applied to your Account Value by us on a maturity date will not be treated as "investment in the contract" for income tax purposes.
..   As the time remaining until the applicable maturity date gradually decreases, the benefit may become increasingly sensitive to moves to an AST bond portfolio Sub-account.

..   We currently limit the Sub-accounts in which you may allocate Account Value if you participate in this benefit. Moreover, if you are invested in prohibited investment options and seek to acquire the benefit, we will ask you to reallocate to permitted investment options as a prerequisite to acquiring the benefit. Should we prohibit access to any investment option, any transfers required to move Account Value to eligible investment options will not be counted in determining the number of free transfers during an Annuity Year.
..   If you elect this benefit, and in connection with that election you are required to reallocate to different investment options permitted under this benefit, then on the Valuation Day on which we receive your request in Good Order, we will (i) sell units of the non-permitted investment options and
    (ii) invest the proceeds of those sales in the permitted investment options that you have designated. During this reallocation process, your Account Value allocated to the Sub-accounts will remain exposed to investment risk, as is the case generally. The newly-elected benefit will commence at the close of business on the following Valuation Day. Thus, the protection afforded by the newly-elected benefit will not arise until the close of business on the following Valuation Day.


 Charges under the Benefit
 We deduct an annual charge equal to 0. 60% (0.35%, for elections prior to May 1, 2009) of the average daily net assets of the Sub-accounts (including each AST bond portfolio Sub-account) for participation in the Highest Daily GRO benefit. The charge is deducted daily. The charge is deducted to compensate us for: (a) the risk that your Account Value on the maturity date is less than

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 the amount guaranteed and (b) administration of the benefit. We reserve the right to increase this fee for newly-issued contracts or new elections of the benefit. The charges will not exceed the maximum charges shown in the section of this prospectus entitled "Summary of Contract Fees and Charges."

 GUARANTEED MINIMUM INCOME BENEFIT (GMIB)
 The Guaranteed Minimum Income Benefit is no longer available for new elections.


 The Guaranteed Minimum Income Benefit is an optional benefit that, after a seven-year waiting period, guarantees your ability to begin receiving income from your Annuity in the form of annuity payments based on a guaranteed minimum value (called the "Protected Income Value") that increases after the waiting period begins, regardless of the impact of Sub-Account performance on your Account Value. The benefit may be appropriate for you if you anticipate using your Annuity as a future source of periodic fixed income payments for the remainder of your life and wish to ensure that the basis upon which your income payments will be calculated will achieve at least a minimum amount despite fluctuations in market performance. There is an additional charge if you elected the GMIB benefit.


 Key Feature - Protected Income Value
 The Protected Income Value is the minimum amount that we guarantee will be available (net of any applicable tax charge), after a waiting period of at least seven years, as a basis to begin receiving fixed annuity payments. The Protected Income Value is initially established on the effective date of the GMIB benefit and is equal to your Account Value on such date. Currently, since the GMIB benefit may only be elected at issue, the effective date is the Issue Date of your Annuity. The Protected Income Value is increased daily based on an annual growth rate of 5%, subject to the limitations described below. The Protected Income Value is referred to as the "Protected Value" in the rider we issue for this benefit. The 5% annual growth rate is referred to as the "Roll-Up Percentage" in the rider we issue for this benefit.

 The Protected Income Value is subject to a limit of 200% (2X) of the sum of the Protected Income Value established on the effective date of the GMIB benefit, or the effective date of any step-up value, plus any additional Purchase Payments made after the waiting period begins ("Maximum Protected Income Value"), minus the sum of any reductions in the Protected Income Value due to withdrawals you make from your Annuity after the waiting period begins.
..   Subject to the maximum age/durational limits described immediately below, we will no longer increase the Protected Income Value by the 5% annual growth rate once you reach the Maximum Protected Income Value. However, we will increase the Protected Income Value by the amount of any additional Purchase Payments after you reach the Maximum Protected Income Value. Further, if you make withdrawals after you reach the Maximum Protected Income Value, we will reduce the Protected Income Value and the Maximum Protected Income Value by the proportional impact of the withdrawal on your Account Value.
..   Subject to the Maximum Protected Income Value, we will no longer increase the Protected Income Value by the 5% annual growth rate after the later of the anniversary date on or immediately following the Annuitant's 80/th/ birthday or the 7/th/ anniversary of the later of the effective date of the GMIB benefit or the effective date of the most recent step-up. However, we will increase the Protected Income Value by the amount of any additional Purchase Payments. Further, if you make withdrawals after the Annuitant reaches the maximum age/duration limits, we will reduce the Protected
    Income Value and the Maximum Protected Income Value by the proportional impact of the withdrawal on your Account Value.
..   Subject to the Maximum Protected Income Value, if you make an additional
    Purchase Payment, we will increase the Protected Income Value by the amount of the Purchase Payment and will apply the 5% annual growth rate on the new amount from the date the Purchase Payment is applied.
..   As described below, after the waiting period begins, cumulative withdrawals each Annuity Year that are up to 5% of the Protected Income Value on the prior anniversary of your Annuity will reduce the Protected Income Value by the amount of the withdrawal. Cumulative withdrawals each Annuity Year in excess of 5% of the Protected Income Value on the prior anniversary of your Annuity will reduce the Protected Income Value proportionately. All withdrawals after the Maximum Protected Income Value is reached will reduce the Protected Income Value proportionately. The 5% annual growth rate will be applied to the reduced Protected Income Value from the date of the withdrawal.

 Stepping-Up the Protected Income Value - You may elect to "step-up" or "reset" your Protected Income Value if your Account Value is greater than the current Protected Income Value. Upon exercise of the step-up provision, your initial Protected Income Value will be reset equal to your current Account Value. From the date that you elect to step-up the Protected Income Value, we will apply the 5% annual growth rate to the stepped-up Protected Income Value, as described above. You can exercise the step-up provision twice while the GMIB benefit is in effect, and only while the Annuitant is less than age 76.
..   A new seven-year waiting period will be established upon the effective date of your election to step-up the Protected Income Value. You cannot exercise your right to begin receiving annuity payments under the GMIB benefit until the end of the new waiting period. In light of this waiting period upon resets, it is not recommended that you reset your GMIB if the required beginning date under IRS minimum distribution requirements would commence during the 7 year waiting period. See "Tax Considerations" section in this prospectus for additional information on IRS requirements.

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

..   The Maximum Protected Income Value will be reset as of the effective date of any step-up. The new Maximum Protected Income Value will be equal to
    200% of the sum of the Protected Income Value as of the effective date of the step-up plus any subsequent Purchase Payments, minus the impact of any withdrawals after the date of the step-up.
..   When determining the guaranteed annuity purchase rates for annuity payments under the GMIB benefit, we will apply such rates based on the number of years since the most recent step-up.
..   If you elect to step-up the Protected Income Value under the benefit, and on the date you elect to step-up, the charges under the GMIB benefit have changed for new purchasers, your benefit may be subject to the new charge going forward.
..   A step-up will increase the dollar for dollar limit on the anniversary of the Issue Date of the Annuity following such step-up.

 Impact of Withdrawals on the Protected Income Value - Cumulative withdrawals each Annuity Year up to 5% of the Protected Income Value will reduce the Protected Income Value on a "dollar-for-dollar" basis (the Protected Income Value is reduced by the actual amount of the withdrawal). Cumulative withdrawals in any Annuity Year in excess of 5% of the Protected Income Value will reduce the Protected Income Value proportionately (see the examples of this calculation below). The 5% annual withdrawal amount is determined on each anniversary of the Issue Date (or on the Issue Date for the first Annuity
 Year) and applies to any withdrawals during the Annuity Year. This means that the amount available for withdrawals each Annuity Year on a "dollar-for-dollar" basis is adjusted on each Annuity anniversary to reflect changes in the Protected Income Value during the prior Annuity Year.

 The following examples of dollar-for-dollar and proportional reductions assume that: 1.) the Issue Date and the effective date of the GMIB benefit are October 13, 2005; 2.) an initial Purchase Payment of $250,000; 3.) an initial Protected Income Value of $250,000; and 4.) a dollar-for-dollar limit of $12,500 (5% of $250,000). The values set forth here are purely hypothetical and do not reflect the charge for GMIB or any other fees and charges.

 Example 1. Dollar-for-dollar reduction
 A $10,000 withdrawal is taken on November 13, 2005 (in the first Annuity
 Year). No prior withdrawals have been taken. Immediately prior to the withdrawal, the Protected Income Value is $251,038.10 (the initial value accumulated for 31 days at an annual effective rate of 5%). As the amount withdrawn is less than the dollar-for-dollar limit:
..   The Protected Income Value is reduced by the amount withdrawn (i.e., by
    $10,000, from $251,038.10 to $241,038.10).
..   The remaining dollar-for-dollar limit ("Remaining Limit") for the balance of the first Annuity Year is also reduced by the amount withdrawn (from $12,500 to $2,500).

 Example 2. Dollar-for-dollar and proportional reductions
 A second $10,000 withdrawal is taken on December 13, 2005 (still within the first Annuity Year). Immediately before the withdrawal, the Account Value is $220,000 and the Protected Income Value is $242,006.64. As the amount withdrawn exceeds the Remaining Limit of $2,500 from Example 1:
..   the Protected Income Value is first reduced by the Remaining Limit (from
    $242,006.64 to $239,506.64);
..   The result is then further reduced by the ratio of A to B, where:

    -- A is the amount withdrawn less the Remaining Limit ($10,000 - $2,500, or
       $7,500).
    -- B is the Account Value less the Remaining Limit ($220,000 - $2,500, or
       $217,500).

 The resulting Protected Income Value is: $239,506.64 X (1 - $7,500 / $217,500), or $231,247.79.

..   The Remaining Limit is set to zero (0) for the balance of the first Annuity
    Year.

 Example 3. Reset of the Dollar-for-dollar Limit
 A $10,000 withdrawal is made on the first anniversary of the Issue Date, October 13, 2006 (second Annuity Year). Prior to the withdrawal, the Protected Income Value is $240,838.37. The Remaining Limit is reset to 5% of this amount, or $12,041.92. As the amount withdrawn is less than the dollar-for-dollar limit:
..   the Protected Income Value is reduced by the amount withdrawn (i.e., reduced by $10,000, from $240,838.37 to $230,838.37).
..   the Remaining Limit for the balance of the second Annuity Year is also reduced by the amount withdrawn (from $12,041.92 to $2,041.92).

 Key Feature - GMIB Annuity Payments
 You can elect to apply the Protected Income Value to one of the available GMIB Annuity Payment Options on any anniversary date following the initial waiting period, or any subsequent waiting period established upon your election to step-up the Protected Income Value. Once you have completed the waiting period, you will have a 30-day period each year, prior to the Annuity anniversary, during which you may elect to begin receiving annuity payments under one of the available GMIB Annuity Payment Options. You must elect one of the GMIB Annuity Payment Options by the anniversary of the Annuity's Issue Date on or immediately following the Annuitant's or your 95/th/ birthday (whichever is sooner), except for Annuities used as a funding vehicle for an IRA, SEP IRA or 403(b), in which case you must elect one of the GMIB Annuity Payment Options by the anniversary of the Annuity's Issue Date on or immediately following the Annuitant's 92/nd/ birthday.

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 Your Annuity or state law may require you to begin receiving annuity payments at an earlier date.

 The amount of each GMIB Annuity Payment will be determined based on the age and, where permitted by law, sex of the Annuitant by applying the Protected Income Value (net of any applicable tax charge that may be due) to the GMIB Annuity Payment Option you choose. We use special annuity purchase rates to calculate the amount of each payment due under the GMIB Annuity Payment Options. These special rates for the GMIB Annuity Payment Options are calculated using an assumed interest rate factor that provides for lower growth in the value applied to produce annuity payments than if you elected an annuity payment option that is not part of the GMIB benefit. These special rates also are calculated using other factors such as "age setbacks" (use of an age lower than the Annuitant's actual age) that result in lower payments than would result if you elected an annuity payment option that is not part of the GMIB benefit. Use of an age setback entails a longer assumed life for the Annuitant which in turn results in lower annuity payments.

 On the date that you elect to begin receiving GMIB Annuity Payments, we guarantee that your payments will be calculated based on your Account Value and our then current annuity purchase rates if the payment amount calculated on this basis would be higher than it would be based on the Protected Income Value and the special GMIB annuity purchase rates.

 GMIB Annuity Payment Option 1 - Payments for Life with a Certain Period Under this option, monthly annuity payments will be made until the death of the Annuitant. If the Annuitant dies before having received 120 monthly annuity payments, the remainder of the 120 monthly annuity payments will be made to the Beneficiary.

 GMIB Annuity Payment Option 2 - Payments for Joint Lives with a Certain Period Under this option, monthly annuity payments will be made until the death of both the Annuitant and the Joint Annuitant. If the Annuitant and the Joint Annuitant die before having received 120 monthly annuity payments, the remainder of the 120 monthly annuity payments will be made to the Beneficiary.
..   If the Annuitant dies first, we will continue to make payments until the later of the death of the Joint Annuitant and the end of the period certain. However, if the Joint Annuitant is still receiving annuity payments following the end of the certain period, we will reduce the amount of each subsequent payment to 50% of the original payment amount.
..   If the Joint Annuitant dies first, we will continue to make payments until the later of the death of the Annuitant and the end of the period certain.

 You cannot withdraw your Account Value or the Protected Income Value under either GMIB Annuity Payment Option once annuity payments have begun. We may make other payout frequencies available, such as quarterly, semi-annually or annually.

 Other Important Considerations
 You should note that GMIB is designed to provide a type of insurance that serves as a safety net only in the event your Account Value declines significantly due to negative investment performance. If your Account Value is not significantly affected by negative investment performance, it is unlikely that the purchase of the GMIB will result in your receiving larger annuity payments than if you had not purchased GMIB. This is because the assumptions that we use in computing the GMIB, such as the annuity purchase rates, (which include assumptions as to age-setbacks and assumed interest rates), are more conservative than the assumptions that we use in computing annuity payout options outside of GMIB. Therefore, you may generate higher income payments if you were to annuitize a lower Account Value at the current annuity purchase rates, than if you were to annuitize under the GMIB with a higher Protected Value than your Account Value but, at the annuity purchase rates guaranteed under the GMIB. The GMIB benefit does not directly affect an Annuity's Account Value, Surrender Value or the amount payable under either the basic Death Benefit provision of the Annuity or any optional Death Benefit provision. If you surrender your Annuity, you will receive the current Surrender Value, not the Protected Income Value. The Protected Income Value is only applicable if you elect to begin receiving annuity payments under one of the GMIB annuity options after the waiting period.
..   Each Annuity offers other annuity payment options that you can elect which do not impose an additional charge, but which do not offer to guarantee a minimum value on which to make annuity payments.
..   Where allowed by law, we reserve the right to limit subsequent Purchase
    Payments if we determine, at our sole discretion, that based on the timing of your purchase payments and withdrawals, your Protected Income Value is increasing in ways we did not intend. In determining whether to limit Purchase Payments, we will look at Purchase Payments which are disproportionately larger than your initial Purchase Payment and other actions that may artificially increase the Protected Income Value.
..   We currently limit the Sub-accounts in which you may allocate Account Value if you participate in this benefit. Should we prohibit access to any investment option, any transfers required to move Account Value to eligible investment options will not be counted in determining the number of free transfers during an Annuity Year.
..   If you change the Annuitant after the effective date of the GMIB benefit, the period of time during which we will apply the 5% annual growth rate may be changed based on the age of the new Annuitant. If the new Annuitant would not be eligible to elect the GMIB benefit based on his or her age at the time of the change, then the GMIB benefit will terminate.
..   Annuity payments made under the GMIB benefit are subject to the same tax treatment as any other annuity payment.
..   At the time you elect to begin receiving annuity payments under the GMIB benefit or under any other annuity payment option we make available, the protection provided by an Annuity's basic Death Benefit or any optional Death Benefit provision you elected will no longer apply.

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 Election of the Benefit

 The GMIB benefit is no longer available for new elections. The Annuitant must have been age 75 or less as of the effective date of the GMIB benefit to elect the benefit.


 Termination of the Benefit
 The GMIB benefit cannot be terminated by the Owner once elected. The GMIB benefit automatically terminates as of the date your Annuity is fully surrendered, on the date the Death Benefit is payable to your Beneficiary (unless your surviving spouse elects to continue your Annuity), or on the date that your Account Value is transferred to begin making annuity payments. The GMIB benefit may also be terminated if you designate a new Annuitant who would not be eligible to elect the GMIB benefit based on his or her age at the time of the change.

 Upon termination of the GMIB benefit we will deduct the charge from your Account Value for the portion of the Annuity Year since the prior anniversary of the Annuity's Issue Date (or the Issue Date if in the first Annuity Year).

 Charges under the Benefit
 Currently, we deduct a charge equal to 0.50% per year of the average Protected Income Value for the period the charge applies. Because the charge is calculated based on the average Protected Income Value, it does not increase or decrease based on changes to the Annuity's Account Value due to market performance. The dollar amount you pay each year will increase in any year the Protected Income Value increases, and it will decrease in any year the Protected Income Value decreases due to withdrawal, irrespective of whether your Account Value increases or decreases.


 The charge is deducted annually in arrears each Annuity Year on the anniversary of the Issue Date of an Annuity. We deduct the amount of the charge pro-rata from the Account Value allocated to the Sub-accounts and the Fixed Allocations. If you surrender your Annuity, begin receiving annuity payments under the GMIB benefit or any other annuity payment option we make available during an Annuity Year, or the GMIB benefit terminates, we will deduct the charge for the portion of the Annuity Year since the prior anniversary of the Annuity's Issue Date (or the Issue Date if in the first Annuity Year).


 No charge applies after the Annuity Date.

 LIFETIME FIVE/SM/ INCOME BENEFIT (LIFETIME FIVE)/SM/

 The Lifetime Five Income Benefit is no longer being offered. Lifetime Five could be elected only where the Annuitant and the Owner were the same person or, if the Annuity Owner is an entity, where there was only one Annuitant. The Annuitant must be at least 45 years old when the benefit is elected. The Lifetime Five Income Benefit was not available if you elected any other optional living benefit. As long as your Lifetime Five Income Benefit is in effect, you must allocate your Account Value in accordance with the then permitted and available option(s) with this benefit.


 The benefit guarantees your ability to withdraw amounts equal to a percentage of an initial principal value (called the "Protected Withdrawal Value"), regardless of the impact of market performance on your Account Value, subject to our benefit rules regarding the timing and amount of withdrawals. There are two options - one is designed to provide an annual withdrawal amount for life (the "Life Income Benefit") and the other is designed to provide a greater annual withdrawal amount as long as there is Protected Withdrawal Value (adjusted as described below) (the "Withdrawal Benefit"). If there is no Protected Withdrawal Value, the withdrawal benefit will be zero. You do not choose between these two options; each option will continue to be available as long as your Annuity has an Account Value and the Lifetime Five is in effect. Certain benefits under Lifetime Five may remain in effect even if the Account Value of your Annuity is zero. The benefit may be appropriate if you intend to make periodic withdrawals from your Annuity and wish to ensure that market performance will not affect your ability to receive annual payments. You are not required to make withdrawals as part of the benefit - the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the benefit.

 Key Feature - Protected Withdrawal Value
 The Protected Withdrawal Value is used to determine the amount of each annual payment under the Life Income Benefit and the Withdrawal Benefit. The initial Protected Withdrawal Value is determined as of the date you make your first withdrawal under your Annuity following your election of Lifetime Five. The initial Protected Withdrawal Value is equal to the greater of (A) the Account Value on the date you elect Lifetime Five, plus any additional Purchase Payments, as applicable, each growing at 5% per year from the date of your election of the benefit, or application of the Purchase Payment to your Annuity until the date of your first withdrawal or the 10/th/ anniversary of the benefit effective date, if earlier (B) the Account Value on the date of the first withdrawal from your Annuity, prior to the withdrawal, and (C) the highest Account Value on each Annuity anniversary, plus subsequent Purchase Payments prior to the first withdrawal or the 10/th/ anniversary of the benefit effective date, if earlier. With respect to (A) and (C) above, after the 10/th/ anniversary of the benefit effective date, each value is increased by the amount of any subsequent Purchase Payments.

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..   If you elect the Lifetime Five benefit at the time you purchase your
    Annuity, the Account Value will be your initial Purchase Payment.
..   For existing Owners who are electing the Lifetime Five benefit, the Account
    Value on the date of your election of the Lifetime Five benefit will be used to determine the initial Protected Withdrawal Value.
..   If you make additional Purchase Payments after your first withdrawal, the
    Protected Withdrawal Value will be increased by the amount of each additional Purchase Payment.

 The Protected Withdrawal Value is reduced each time a withdrawal is made on a dollar-for-dollar basis up to 7% per Annuity Year of the Protected Withdrawal Value and on the greater of a dollar-for-dollar basis or a pro rata basis for withdrawals in an Annuity Year in excess of that amount until the Protected Withdrawal Value is reduced to zero. At that point the Annual Withdrawal Amount will be zero until such time (if any) as the Annuity reflects a Protected Withdrawal Value (for example, due to a step-up or additional Purchase Payments being made into the Annuity).

 Step-Up of the Protected Withdrawal Value
 You may elect to step-up your Protected Withdrawal Value if, due to positive market performance, your Account Value is greater than the Protected Withdrawal Value.

..   you are eligible to step-up the Protected Withdrawal Value on or after the
    1/st/ anniversary of the first withdrawal under the Lifetime Five benefit
..   the Protected Withdrawal Value can be stepped up again on or after the
    1/st/ anniversary of the preceding step-up

 If you elect to step-up the Protected Withdrawal Value under the benefit, and on the date you elect to step-up, the charges under the Lifetime Five benefit have changed for new purchasers, your benefit may be subject to the new charge at the time of step-up. Upon election of the step-up, we increase the Protected Withdrawal Value to be equal to the then current Account Value. For example, assume your initial Protected Withdrawal Value was $100,000 and you have made cumulative withdrawals of $40,000, reducing the Protected Withdrawal Value to $60,000. On the date you are eligible to step-up the Protected Withdrawal Value, your Account Value is equal to $75,000. You could elect to step-up the Protected Withdrawal Value to $75,000 on the date you are eligible. If your current Annual Income Amount and Annual Withdrawal Amount are less than they would be if we did not reflect the step-up in Protected Withdrawal Value, then we will increase these amounts to reflect the step-up as described below.

 An optional automatic step-up ("Auto Step-Up") feature is available for this benefit. This feature may be elected at the time the benefit is elected or at any time while the benefit is in force.

 If you elected the Auto Step-Up feature:
..   the first Auto Step-Up opportunity will occur on the 1/st/ Annuity
    Anniversary that is at least one year after the later of (1) the date of the first withdrawal under the Lifetime Five benefit or (2) the most recent step-up
..   your Protected Withdrawal Value will only be stepped-up if 5% of the
    Account Value is greater than the Annual Income Amount by any amount
..   if at the time of the first Auto Step-Up opportunity, 5% of the Account
    Value is not greater than the Annual Income Amount, an Auto Step-Up opportunity will occur on each successive Annuity Anniversary until a step-up occurs
..   once a step-up occurs, the next Auto Step-Up opportunity will occur on the
    1/st/ Annuity Anniversary that is at least one year after the most recent step-up

 If on the date that we implement an Auto Step-Up to your Protected Withdrawal Value, the charge for Lifetime Five has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Subject to our rules and restrictions, you will still be permitted to manually step-up the Protected Withdrawal Value even if you elect the Auto Step-Up feature.

 Key Feature - Annual Income Amount under the Life Income Benefit
 The initial Annual Income Amount is equal to 5% of the initial Protected Withdrawal Value. Under the Lifetime Five benefit, if your cumulative withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If your cumulative withdrawals are in excess of the Annual Income Amount ("Excess Income"), your Annual Income Amount in subsequent years will be reduced (except with regard to required minimum distributions) by the result of the ratio of the Excess Income to the Account Value immediately prior to such withdrawal (see examples of this calculation below). Reductions include the actual amount of the withdrawal, including any CDSC that may apply. A withdrawal can be considered Excess Income under the Life Income Benefit even though it does not exceed the Annual Withdrawal Amount under the Withdrawal Benefit. When you elect a step-up (or an auto step-up is effected), your Annual Income Amount increases to equal 5% of your Account Value after the step-up if such amount is greater than your Annual Income Amount. Your Annual Income Amount also increases if you make additional Purchase Payments. The amount of the increase is equal to 5% of any additional Purchase Payments. Any increase will be added to your Annual Income Amount beginning on the day that the step-up is effective or the Purchase Payment is made. A determination of whether you have exceeded your Annual

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

 Income Amount is made at the time of each withdrawal; therefore a subsequent increase in the Annual Income Amount will not offset the effect of a withdrawal that exceeded the Annual Income Amount at the time the withdrawal was made.

 Key Feature - Annual Withdrawal Amount under the Withdrawal Benefit
 The initial Annual Withdrawal Amount is equal to 7% of the initial Protected Withdrawal Value. Under the Lifetime Five benefit, if your cumulative withdrawals each Annuity Year are less than or equal to the Annual Withdrawal Amount, your Protected Withdrawal Value will be reduced on a dollar-for-dollar basis. If your cumulative withdrawals are in excess of the Annual Withdrawal Amount ("Excess Withdrawal"), your Annual Withdrawal Amount will be reduced (except with regard to required minimum distributions) by the result of the ratio of the Excess Withdrawal to the Account Value immediately prior to such withdrawal (see the examples of this calculation below). Reductions include the actual amount of the withdrawal, including any CDSC that may apply. When you elect a step-up (or an auto step-up is effected), your Annual Withdrawal Amount increases to equal 7% of your Account Value after the step-up if such amount is greater than your Annual Withdrawal Amount. Your Annual Withdrawal Amount also increases if you make additional Purchase Payments. The amount of the increase is equal to 7% of any additional Purchase Payments. A determination of whether you have exceeded your Annual Withdrawal Amount is made at the time of each withdrawal; therefore, a subsequent increase in the Annual Withdrawal Amount will not offset the effect of a withdrawal that exceeded the Annual Withdrawal Amount at the time the withdrawal was made.

 The Lifetime Five benefit does not affect your ability to make withdrawals under your Annuity or limit your ability to request withdrawals that exceed the Annual Income Amount and the Annual Withdrawal Amount. You are not
 required to withdraw all or any portion of the Annual Withdrawal Amount or Annual Income Amount in each Annuity Year.
..   If, cumulatively, you withdraw an amount less than the Annual Withdrawal
    Amount under the Withdrawal Benefit in any Annuity Year, you cannot carry-over the unused portion of the Annual Withdrawal Amount to subsequent Annuity Years. However, because the Protected Withdrawal Value is only reduced by the actual amount of withdrawals you make under these circumstances, any unused Annual Withdrawal Amount may extend the period of time until the remaining Protected Withdrawal Value is reduced to zero.
..   If, cumulatively, you withdraw an amount less than the Annual Income Amount under the Life Income Benefit in any Annuity Year, you cannot carry-over the unused portion of the Annual Income Amount to subsequent Annuity Years. However, because the Protected Withdrawal Value is only reduced by the actual amount of withdrawals you make under these circumstances, any unused Annual Income Amount may extend the period of time until the remaining Protected Withdrawal Value is reduced to zero.

 Examples of Withdrawals
 The following examples of dollar-for-dollar and proportional reductions of the Protected Withdrawal Value, Annual Withdrawal Amount and Annual Income Amount assume: 1.) the Issue Date and the Effective Date of the Lifetime Five benefit are February 1, 2005; 2.) an initial Purchase Payment of $250,000; 3.) the Account Value on February 1, 2006 is equal to $265,000; and 4.) the first withdrawal occurs on March 1, 2006 when the Account Value is equal to $263,000. The values set forth here are purely hypothetical, and do not reflect the charge for Lifetime Five or any other fees and charges.

 The initial Protected Withdrawal Value is calculated as the greatest of (a),
 (b) and (c):

 (a)Purchase payment accumulated at 5% per year from February 1, 2005 until March 1, 2006 (393 days) = $250,000 X 1.05/(393/365)/ = $263,484.33
 (b)Account Value on March 1, 2006 (the date of the first withdrawal) = $263,000
 (c)Account Value on February 1, 2006 (the first Annuity Anniversary) = $265,000

 Therefore, the initial Protected Withdrawal Value is equal to $265,000. The Annual Withdrawal Amount is equal to $18,550 under the Withdrawal Benefit (7% of $265,000). The Annual Income Amount is equal to $13,250 under the Life Income Benefit (5% of $265,000).

 Example 1. Dollar-for-dollar reduction
 If $10,000 was withdrawn (less than both the Annual Income Amount and the Annual Withdrawal Amount) on March 1, 2006, then the following values would result:
..   Remaining Annual Withdrawal Amount for current Annuity Year = $18,550 -
    $10,000 = $8,550.
    Annual Withdrawal Amount for future Annuity Years remains at $18,550.
..   Remaining Annual Income Amount for current Annuity Year = $13,250 - $10,000
    = $3,250.
    Annual Income Amount for future Annuity Years remains at $13,250.
..   Protected Withdrawal Value is reduced by $10,000 from $265,000 to $255,000

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 Example 2. Dollar-for-dollar and proportional reductions
 (a)If $15,000 was withdrawn (more than the Annual Income Amount but less than the Annual Withdrawal Amount) on March 1, 2006, then the following values would result:
..   Remaining Annual Withdrawal Amount for current Annuity Year = $18,550 -
    $15,000 = $3,550. Annual Withdrawal Amount for future Annuity Years remains at $18,550
..   Remaining Annual Income Amount for current Annuity Year = $0

 Excess of withdrawal over the Annual Income Amount ($15,000 - $13,250 = $1,750) reduces Annual Income Amount for future Annuity Years.
..   Reduction to Annual Income Amount = Excess Income/Account Value before
    Excess Income X Annual Income Amount = $1,750/($263,000 - $13,250) X $13,250 = $93

 Annual Income Amount for future Annuity Years = $13,250 - $93 = $13,157
..   Protected Withdrawal Value is reduced by $15,000 from $265,000 to $250,000

 (b)If $25,000 was withdrawn (more than both the Annual Income Amount and the Annual Withdrawal Amount) on March 1, 2006, then the following values would result:
..   Remaining Annual Withdrawal Amount for current Annuity Year = $0

 Excess of withdrawal over the Annual Withdrawal Amount ($25,000 - $18,550 = $6,450) reduces Annual Withdrawal Amount for future Annuity Years.
..   Reduction to Annual Withdrawal Amount = Excess Withdrawal/Account Value
    before Excess Withdrawal X Annual Withdrawal Amount = $6,450/($263,000 - $18,550) X $18,550 = $489

 Annual Withdrawal Amount for future Annuity Years = $18,550 - $489 = $18,061
..   Remaining Annual Income Amount for current Annuity Year = $0

 Excess of withdrawal over the Annual Income Amount ($25,000 - $13,250 = $11,750) reduces Annual Income Amount for future Annuity Years.
..   Reduction to Annual Income Amount = Excess Income/Account Value before
    Excess Income X Annual Income Amount = $11,750/($263,000 - $13,250) X $13,250 = $623.

 Annual Income Amount for future Annuity Years = $13,250 - $623 = $12,627
..   Protected Withdrawal Value is first reduced by the Annual Withdrawal Amount
    ($18,550) from $265,000 to $246,450. It is further reduced by the greater of a dollar-for-dollar reduction or a proportional reduction. Dollar-for-dollar reduction = $25,000 - $18,550 = $6,450
..   Proportional reduction = Excess Withdrawal/Account Value before Excess
    Withdrawal X Protected Withdrawal Value = $6,450/($263,000 - $18,550) X $246,450 = $6,503 Protected Withdrawal Value = $246,450 - max {$6,450,
    $6,503} = $239,947

 Benefits Under the Lifetime Five Benefit
..   If your Account Value is equal to zero, and the cumulative withdrawals in the current Annuity Year are greater than the Annual Withdrawal Amount, the Lifetime Five benefit will terminate. To the extent that your Account Value was reduced to zero as a result of cumulative withdrawals that are equal to or less than the Annual Income Amount and amounts are still payable under both the Life Income Benefit and the Withdrawal Benefit, you will be given the choice of receiving the payments under the Life Income Benefit or under the Withdrawal Benefit. Thus, in that scenario, the remaining amounts under the Life Income Benefit and the Withdrawal Benefit would be payable even though your Account Value was reduced to zero. Once you make this election we will make an additional payment for that Annuity Year equal to either the remaining Annual Income Amount or Annual Withdrawal Amount for the Annuity Year, if any, depending on the option you choose. In subsequent Annuity Years we make payments that equal either the Annual Income Amount or the Annual Withdrawal Amount as described in this Prospectus. You will not be able to change the option after your election and no further Purchase Payments will be accepted under your Annuity. If you do not make an election, we will pay you annually under the Life Income Benefit. To the extent that cumulative withdrawals in the current Annuity Year that reduced your Account Value to zero are more than the Annual Income Amount but less than or equal to the Annual Withdrawal Amount and amounts are still payable under the Withdrawal Benefit, you will receive the payments under the Withdrawal Benefit. In the year of a withdrawal that reduced your Account Value to zero, we will make an additional payment to equal any remaining Annual Withdrawal Amount and make payments equal to the Annual Withdrawal Amount in each subsequent year (until the Protected Withdrawal Value is depleted). Once your Account Value equals zero no further Purchase Payments will be accepted under your Annuity.

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..   If annuity payments are to begin under the terms of your Annuity or if you decide to begin receiving annuity payments and there is any Annual Income Amount due in subsequent Annuity Years or any remaining Protected
    Withdrawal Value, you can elect one of the following three options:

       (1)apply your Account Value to any annuity option available; or
       (2)request that, as of the date annuity payments are to begin, we make annuity payments each year equal to the Annual Income Amount. We make such annuity payments until the Annuitant's death; or
       (3)request that, as of the date annuity payments are to begin, we pay out any remaining Protected Withdrawal Value as annuity payments. Each year such annuity payments will equal the Annual Withdrawal Amount or the remaining Protected Withdrawal Value if less. We make such annuity payments until the earlier of the Annuitant's death or the date the Protected Withdrawal Value is depleted.

 We must receive your request in a form acceptable to us at our office.

..   In the absence of an election when mandatory annuity payments are to begin, we will make annual annuity payments as a single life fixed annuity with five payments certain using the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. The amount that will be applied to provide such annuity payments will be the greater of:

       (1)the present value of future Annual Income Amount payments. Such present value will be calculated using the greater of the single life fixed annuity rates then currently available or the single life fixed annuity rates guaranteed in your Annuity; and
       (2)the Account Value.

..   If no withdrawal was ever taken, we will determine a Protected Withdrawal
    Value and calculate an Annual Income Amount and an Annual Withdrawal Amount as if you made your first withdrawal on the date the annuity payments are to begin.

 Other Important Considerations
..   Withdrawals under the Lifetime Five benefit are subject to all of the terms and conditions of your Annuity, including any applicable CDSC.
..   Withdrawals made while the Lifetime Five benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under your Annuity. The Lifetime Five benefit does not directly affect your Annuity's Account Value or Surrender Value, but any withdrawal will decrease the Account Value by the amount of the withdrawal (plus any applicable CDSC). If you surrender your Annuity, you will receive the current Surrender Value, not the Protected Withdrawal Value.
..   You can make withdrawals from your Annuity while your Account Value is greater than zero without purchasing the Lifetime Five benefit. The
    Lifetime Five benefit provides a guarantee that if your Account Value declines due to market performance, you will be able to receive your Protected Withdrawal Value or Annual Income Amount in the form of periodic benefit payments.
..   In general, you must allocate your Account Value in accordance with the then available investment option(s) that we may prescribe in order to elect and maintain the benefit. If, subsequent to your election of the benefit, we change our requirements for how Account Value must be allocated under the benefit, the new requirement will apply only to new elections of the benefit, and we will not compel you to re-allocate your Account Value in accordance with our newly-adopted requirements. Subsequent to any change in requirements, transfers of Account Value and allocation of additional Purchase Payments may be subject to the new investment limitations.

 Election of the Benefit

 We no longer permit elections of Lifetime Five. If you wish, you may cancel the Lifetime Five benefit. You may then elect Highest Daily Lifetime 7 Plus, Highest Daily Lifetime 7 Plus with Beneficiary Income Option, Highest Daily Lifetime 7 Plus with Lifetime Income Accelerator, Spousal Highest Daily Lifetime 7 Plus, or Spousal Highest Daily Lifetime 7 Plus with Beneficiary Income Option (or any other currently available living benefit) on the Valuation Day after you have cancelled the Lifetime Five benefit provided, the request is received in good order (subject to state availability and in accordance with any applicable age requirements). Once the Lifetime Five benefit is canceled you are not required to re-elect another optional living benefit and any subsequent benefit election may be made on or after the first Valuation Day following the cancellation of the Lifetime Five benefit provided that the benefit you are looking to elect is available on a post- issue basis. If you cancel the benefit, you lose all guarantees under the benefit and your guarantees under any newly-elected benefit will be based on your current Account Value. Any such new benefit may be more expensive.


 Termination of the Benefit
 The benefit terminates automatically when your Protected Withdrawal Value and Annual Income Amount equal zero. You may terminate the benefit at any time by notifying us. If you terminate the benefit, any guarantee provided by the benefit will terminate as of the date the termination is effective. The benefit terminates upon your surrender of your Annuity, upon the death of the Annuitant, upon a change in ownership of your Annuity that changes the tax identification number of the Owner, upon change in the Annuitant or upon your election to begin receiving annuity payments. While you may terminate your benefit at any time, we may not terminate the benefit other than in the circumstances listed above.

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 The charge for the Lifetime Five benefit will no longer be deducted from your
 Account Value upon termination of the benefit.

 Additional Tax Considerations
 If you purchase an Annuity as an investment vehicle for "qualified" investments, including an IRA, SEP-IRA, Tax Sheltered Annuity (or 403(b)) or employer plan under Code Section 401(a), the Required Minimum Distribution rules under the Code provide that you begin receiving periodic amounts from your Annuity beginning after age 70 1/2. For a Tax Sheltered Annuity or a 401(a) plan for which the participant is not a greater than five (5) percent owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the Owner's lifetime. The amount required under the Code may exceed the Annual Withdrawal Amount and the Annual Income Amount, which will cause us to increase the Annual Income Amount and the Annual Withdrawal Amount in any Annuity Year that Required Minimum Distributions due from your Annuity are greater than such amounts. Any such payments will reduce your Protected Withdrawal Value. In addition, the amount and duration of payments under the annuity payment and Death Benefit provisions may be adjusted so that the payments do not trigger any penalty or excise taxes due to tax considerations such as Required Minimum Distribution provisions under the tax law.

 Note that under the Worker, Retiree and Employer Recovery Act of 2008, Required Minimum Distributions are suspended for 2009 and are scheduled to resume in 2010. We will continue to treat the calculated amount that would have been a required minimum distribution if not for the suspension as the amount available for withdrawal if you so choose.

 As indicated, withdrawals made while this Benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Please see the Tax Considerations section of this Prospectus for a detailed discussion of the tax treatment of withdrawals. We do not address each potential tax scenario that could arise with respect to this Benefit here.

 SPOUSAL LIFETIME FIVE/SM/ INCOME BENEFIT (SPOUSAL LIFETIME FIVE)/SM/
 The Spousal Lifetime Five benefit is no longer being offered. Spousal Lifetime Five must have been elected based on two Designated Lives, as described below. Each Designated Life must have been at least 55 years old when the benefit was elected. The Spousal Lifetime Five benefit was not available if you elected any other optional living benefit or optional death benefit. As long as your Spousal Lifetime Five Income Benefit is in effect, you must allocate your Account Value in accordance with the then permitted and available option(s) with this benefit.

 The benefit guarantees until the later death of two natural persons that are each other's spouses at the time of election of Spousal Lifetime Five and at the first death of one of them (the "Designated Lives", each a "Designated Life") the ability to withdraw an annual amount ("Spousal Life Income Benefit") equal to a percentage of an initial principal value (the "Protected Withdrawal Value") regardless of the impact of market performance on the Account Value, subject to our benefit rules regarding the timing and amount of withdrawals. The Spousal Life Income Benefit may remain in effect even if the Account Value of the Annuity is zero. The benefit may be appropriate if you intend to make periodic withdrawals from your Annuity, wish to ensure that market performance will not affect your ability to receive annual payments, and wish either spouse to be able to continue the Spousal Life Income Benefit after the death of the first. You are not required to make withdrawals as part of the benefit - the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the benefit.

 Key Feature - Initial Protected Withdrawal Value
 The Protected Withdrawal Value is used to determine the amount of each annual payment under the Spousal Life Income Benefit. The initial Protected Withdrawal Value is determined as of the date you make your first withdrawal under the Annuity following your election of Spousal Lifetime Five. The initial Protected Withdrawal Value is equal to the greater of (A) the Account Value on the date you elect Spousal Lifetime Five, plus any additional Purchase Payments as applicable, each growing at 5% per year from the date of your election of the benefit, or application of the Purchase Payment to your Annuity, until the date of your first withdrawal or the 10/th/ anniversary of the benefit effective date, if earlier (B) the Account Value on the date of the first withdrawal from your Annuity, prior to the withdrawal, and (C) the highest Account Value on each Annuity anniversary, plus subsequent Purchase Payments prior to the first withdrawal or the 10/th/ anniversary of the benefit effective date, if earlier. With respect to (A) and (C) above, after the 10/th/ anniversary of the benefit effective date, each value is increased by the amount of any subsequent Purchase Payments.



 Key Feature - Annual Income Amount under the Spousal Lifetime Five Income
 Benefit
 The initial Annual Income Amount is equal to 5% of the initial Protected Withdrawal Value. Under the Spousal Lifetime Five benefit, if your cumulative withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If, cumulatively, you withdraw an amount less than the Annual Income Amount under the Spousal Life Income Benefit in any Annuity Year, you cannot carry-over the unused portion of the Annual Income Amount to subsequent Annuity Years. If your cumulative withdrawals are in excess of the Annual Income Amount ("Excess Income"), your Annual Income Amount in subsequent years will be reduced (except with regard to required minimum distributions) by the result of the ratio of the Excess Income to the Account Value immediately prior to such withdrawal (see

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 examples of this calculation below). Reductions include the actual amount of the withdrawal, including any CDSC that may apply. The Spousal Lifetime Five benefit does not affect your ability to make withdrawals under your Annuity or limit your ability to request withdrawals that exceed the Annual Income Amount.

 Step-Up of Annual Income Amount
 You may elect to step-up your Annual Income Amount if, due to positive market performance, 5% of your Account Value is greater than the Annual Income Amount. You are eligible to step-up the Annual Income Amount on or after the 1/st/ anniversary of the first withdrawal under the Spousal Lifetime Five benefit. The Annual Income Amount can be stepped up again on or after the 1/st/ anniversary of the preceding step-up. If you elect to step-up the Annual Income Amount under the benefit, and on the date you elect to step-up, the charges under the Spousal Lifetime Five benefit have changed for new purchasers, your benefit may be subject to the new charge at the time of such step-up. When you elect a step-up, your Annual Income Amount increases to equal 5% of your Account Value after the step-up. Your Annual Income Amount also increases if you make additional Purchase Payments. The amount of the increase is equal to 5% of any additional Purchase Payments. Any increase will be added to your Annual Income Amount beginning on the day that the step-up is effective or the Purchase Payment is made. A determination of whether you have exceeded your Annual Income Amount is made at the time of each withdrawal; therefore a subsequent increase in the Annual Income Amount will not offset the effect of a withdrawal that exceeded the Annual Income Amount at the time the withdrawal was made.

 An optional automatic step-up ("Auto Step-Up") feature is available for this benefit. This feature may be elected at the time the benefit is elected or at any time while the benefit is in force. If you elect this feature, the first Auto Step-Up opportunity will occur on the 1/st/ Annuity Anniversary that is at least one year after the later of (1) the date of the first withdrawal under the Spousal Lifetime Five benefit or (2) the most recent step-up. At this time, your Annual Income Amount will be stepped-up if 5% of your Account Value is greater than the Annual Income Amount by any amount. If 5% of the Account Value does not exceed the Annual Income Amount, then an Auto Step-Up opportunity will occur on each successive Annuity Anniversary until a step-up occurs. Once a step-up occurs, the next Auto Step-Up opportunity will occur on the 1/st/ Annuity Anniversary that is at least 1 year after the most recent step-up. If, on the date that we implement an Auto Step-Up to your Annual Income Amount, the charge for Spousal Lifetime Five has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Subject to our rules and restrictions, you will still be permitted to manually step-up the Annual Income Amount even if you elect the Auto Step-Up feature.

 Examples of withdrawals and step-up
 The following examples of dollar-for-dollar and proportional reductions and the step-up of the Annual Income Amount assume: 1.) the Issue Date and the Effective Date of the Spousal Lifetime Five benefit are February 1, 2005; 2.) an initial Purchase Payment of $250,000; 3.) the Account Value on February 1, 2006 is equal to $265,000; 4.) the first withdrawal occurs on March 1, 2006 when the Account Value is equal to $263,000; and 5.) the Account Value on February 1, 2010 is equal to $280,000. The values set forth here are purely hypothetical, and do not reflect the charge for the Spousal Lifetime Five or any other fees and charges.

 The initial Protected Withdrawal Value is calculated as the greatest of (a),
 (b) and (c):

 (a)Purchase payment accumulated at 5% per year from February 1, 2005 until March 1, 2006 (393 days) = $250,000 X 1.05/(393/365)/ = $263,484.33
 (b)Account Value on March 1, 2006 (the date of the first withdrawal) = $263,000
 (c)Account Value on February 1, 2006 (the first Annuity Anniversary) = $265,000

 Therefore, the initial Protected Withdrawal Value is equal to $265,000. The Annual Income Amount is equal to $13,250 under the Spousal Life Income Benefit (5% of $265,000).

 Example 1. Dollar-for-dollar reduction
 If $10,000 was withdrawn (less than the Annual Income Amount) on March 1,
 2006, then the following values would result:
..   Remaining Annual Income Amount for current Annuity Year = $13,250 - $10,000
    = $3,250.
..   Annual Income Amount for future Annuity Years remains at $13,250

 Example 2. Dollar-for-dollar and proportional reductions
 If $15,000 was withdrawn (more than the Annual Income Amount) on March 1, 2006, then the following values would result:
..   Remaining Annual Income Amount for current Annuity Year = $0
..   Excess of withdrawal over the Annual Income Amount ($15,000 - $13,250
    $1,750) reduces Annual Income Amount for future Annuity Years.
..   Reduction to Annual Income Amount = Excess Income/Account Value before
    Excess Income X Annual Income Amount = $1,750/($263,000 - $13,250) X $13,250 = $93. Annual Income Amount for future Annuity Years = $13,250 - $93 = $13,157

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 Example 3. Step-up of the Annual Income Amount
 If a step-up of the Annual Income Amount is requested on February 1, 2010 or the Auto Step-Up feature was elected, the step-up would occur because 5% of the Account Value, which is $14,000 (5% of $280,000), is greater than the Annual Income Amount of $13,250. The new Annual Income Amount will be equal to $14,000.

 BENEFITS UNDER THE SPOUSAL LIFETIME FIVE BENEFIT
 To the extent that your Account Value was reduced to zero as a result of cumulative withdrawals that are equal to or less than the Annual Income Amount and amounts are still payable under the Spousal Life Income Benefit, we will make an additional payment for that Annuity Year equal to the remaining Annual Income Amount for the Annuity Year, if any. Thus, in that scenario, the remaining Annual Income Amount would be payable even though your Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the Annual Income Amount as described in this Prospectus. No further Purchase Payments will be accepted under your Annuity. We will make payments until the first of the Designated Lives to die, and will continue to make payments until the death of the second Designated Life as long as the Designated Lives were spouses at the time of the first death. To the extent that cumulative withdrawals in the current Annuity Year that reduced your Account Value to zero are more than the Annual Income Amount, the Spousal Life Income Benefit terminates and no additional payments will be made.
..   If annuity payments are to begin under the terms of your Annuity or if you decide to begin receiving annuity payments and there is any Annual Income Amount due in subsequent Annuity Years, you can elect one of the following two options:

       (1)apply your Account Value to any annuity option available; or
       (2)request that, as of the date annuity payments are to begin, we make annuity payments each year equal to the Annual Income Amount. We will make payments until the first of the Designated Lives to die, and will continue to make payments until the death of the second Designated Life as long as the Designated Lives were spouses at the time of the first death.

 We must receive your request in a form acceptable to us at our office.

..   In the absence of an election when mandatory annuity payments are to begin, we will make annual annuity payments as a joint and survivor or single (as applicable) life fixed annuity with five payments certain using the same basis that is used to calculate the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. The amount that will be applied to provide such annuity payments will be the greater of:

       (1)the present value of future Annual Income Amount payments. Such present value will be calculated using the same basis that is used to calculate the single life fixed annuity rates then currently available or the single life fixed annuity rates guaranteed in your Annuity; and
       (2)the Account Value.

..   If no withdrawal was ever taken, we will determine an initial Protected
    Withdrawal Value and calculate an Annual Income Amount as if you made your first withdrawal on the date the annuity payments are to begin.

 Other Important Considerations
..   Withdrawals under the Spousal Lifetime Five benefit are subject to all of the terms and conditions of the Annuity, including any CDSC.
..   Withdrawals made while the Spousal Lifetime Five benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. The Spousal Lifetime Five benefit does not directly affect the Annuity's Account Value or Surrender Value, but any withdrawal will decrease the Account Value by the amount of the withdrawal (plus any applicable CDSC). If you surrender your Annuity, you will receive the current Surrender Value, not the Protected Withdrawal Value.
..   You can make withdrawals from your Annuity while your Account Value is greater than zero without purchasing the Spousal Lifetime Five benefit. The Spousal Lifetime Five benefit provides a guarantee that if your Account Value declines due to market performance, you will be able to receive your Annual Income Amount in the form of periodic benefit payments.
..   In general, you must allocate your Account Value in accordance with the then available investment option(s) that we may prescribe in order to elect and maintain the benefit. If, subsequent to your election of the benefit, we change our requirements for how Account Value must be allocated under the benefit, the new requirement will apply only to new elections of the benefit, and we will not compel you to re-allocate your Account Value in accordance with our newly-adopted requirements. Subsequent to any change in requirements, transfers of Account Value and allocation of additional Purchase Payments may be subject to the new investment limitations.
..   There may be circumstances where you will continue to be charged the full amount for the Spousal Lifetime Five benefit even when the benefit is only providing a guarantee of income based on one life with no survivorship.
..   In order for the Surviving Designated Life to continue the Spousal Lifetime
    Five benefit upon the death of an owner, the Designated Life must elect to assume ownership of the Annuity under the spousal continuation option. When the Annuity is owned by a Custodial Account, in order for Spousal Lifetime Five to be continued after the death of the first Designated Life (the Annuitant), the Custodial Account must elect to continue the Annuity and the second Designated Life (the Contingent

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

   Annuitant) will be named as the new Annuitant. See "Spousal Designations", and "Spousal Assumption of Annuity" in this Prospectus.

 Election of and Designations under the Benefit

 We no longer permit elections of Spousal Lifetime Five - whether for those who currently participate in Spousal Lifetime Five or for those who are buying an Annuity for the first time. If you wish, you may cancel the Spousal Lifetime Five benefit. You may then elect Highest Daily Lifetime 7 Plus, Highest Daily Lifetime 7 Plus with Beneficiary Income Option, Highest Daily Lifetime 7 Plus with Lifetime Income Accelerator, Spousal Highest Daily Lifetime 7 Plus, or Spousal Highest Daily Lifetime 7 Plus with Beneficiary Income Option (or any other currently available living benefit) on the Valuation Day after have you cancelled the Spousal Lifetime Five benefit, provided the request is received in good order (subject to state availability and any applicable age requirements). Once the Spousal Lifetime Five benefit is canceled you are not required to re-elect another optional living benefit and any subsequent benefit election may be made on or after the first Valuation Day following the cancellation of the Spousal Lifetime Five benefit provided that the benefit you are looking to elect is available on a post-issue basis. If you cancel the benefit, you lose all guarantees under the benefit, and your guarantee under any new benefit you elect will be based on your Account Value at that time. In addition, any such new benefit you elect may be more expensive.

 Spousal Lifetime Five could only be elected based on two Designated Lives. Designated Lives must be natural persons who are each other's spouses at the time of election of the benefit and at the death of the first of the Designated Lives to die. Spousal Lifetime Five only could be elected where the Owner, Annuitant, and Beneficiary designations are as follows:
..   One Annuity Owner, where the Annuitant and the Owner are the same person and the beneficiary is the Owner's spouse. The Owner/Annuitant and the beneficiary each must be at least 59 1/2 years old at the time of election; or
..   Co-Annuity Owners, where the Owners are each other's spouses. The beneficiary designation must be the surviving spouse, or the spouses named equally. One of the owners must be the Annuitant. Each Owner must each be at least 59 1/2 years old at the time of election; or
..   One Annuity Owner, where the Owner is a custodial account established to hold retirement assets for the benefit of the Annuitant pursuant to the provisions of Section 408(a) of the Internal Revenue Code (or any successor Code section thereto) ("Custodial Account"), the beneficiary is the Custodial Account, and the spouse of the Annuitant is the Contingent Annuitant. Both the Annuitant and the Contingent Annuitant each must be at least 59 1/2 years old at the time of election.

 We do not permit a change of Owner under this benefit, except as follows:
 (a)if one Owner dies and the surviving spousal Owner assumes the Annuity or
 (b)if the Annuity initially is co-owned, but thereafter the Owner who is not the Annuitant is removed as Owner. We permit changes of beneficiary under this benefit. If the Designated Lives divorce, the Spousal Lifetime Five benefit may not be divided as part of the divorce settlement or judgment. Nor may the divorcing spouse who retains ownership of the Annuity appoint a new Designated Life upon re-marriage.

 Termination of the Benefit
 The benefit terminates automatically when your Annual Income Amount equals zero. You may terminate the benefit at any time by notifying us. If you terminate the benefit, any guarantee provided by the benefit will terminate as of the date the termination is effective. The benefit terminates upon your surrender of the Annuity, upon the first Designated Life to die if the Annuity is not continued, upon the second Designated Life to die or upon your election to begin receiving annuity payments.

 The charge for the Spousal Lifetime Five benefit will no longer be deducted from your Account Value upon termination of the benefit.

 Additional Tax Considerations
 If you purchase an Annuity as an investment vehicle for "qualified" investments, including an IRA, SEP-IRA, Tax Sheltered Annuity (or 403(b)) or an employer plan under Code Section 401(a), the Required Minimum Distribution rules under the Code provide that you begin receiving periodic amounts from your Annuity beginning after age 70 1/2. For a Tax Sheltered Annuity or a 401(a) plan for which the participant is not a greater than 5 percent owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the Owner's lifetime. The amount required under the Code may exceed the Annual Income Amount, which will cause us to increase the Annual Income Amount in any Annuity Year that Required Minimum Distributions due from your Annuity are greater than such amounts. Any such payments will reduce your Protected Withdrawal Value. In addition, the amount and duration of payments under the annuity payment and Death Benefit provisions may be adjusted so that the payments do not trigger any penalty or excise taxes due to tax considerations such as Required Minimum Distribution provisions under the tax law.

 Note that under the Worker, Retiree and Employer Recovery Act of 2008, Required Minimum Distributions are suspended for 2009 and are scheduled to resume in 2010. We will continue to treat the calculated amount that would have been a required minimum distribution if not for the suspension as the amount available for withdrawal if you so choose.

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

 As indicated, withdrawals made while this Benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Please see the Tax Considerations section of the prospectus for a detailed discussion of the tax treatment of withdrawals. We do not address each potential tax scenario that could arise with respect to this Benefit here.

 HIGHEST DAILY LIFETIME FIVE/SM/ INCOME BENEFIT (HD5)/SM/

 The Highest Daily Lifetime Five benefit is no longer offered for new elections. The income benefit under Highest Daily Lifetime Five currently is based on a single "designated life" who is at least 55 years old on the date that the benefit is acquired. The Highest Daily Lifetime Five Benefit was not available if you elected any other optional living benefit, although you may elect any optional death benefit. Any DCA program that transfers Account Value from a Fixed Allocation is also not available as Fixed Allocations are not permitted with the benefit. As long as your Highest Daily Lifetime Five Benefit is in effect, you must allocate your Account Value in accordance with the then-permitted and available investment option(s) with this benefit.


 The benefit that guarantees until the death of the single designated life the ability to withdraw an annual amount (the "Total Annual Income Amount") equal to a percentage of an initial principal value (the "Total Protected Withdrawal Value") regardless of the impact of Sub-Account performance on the Account Value, subject to our rules regarding the timing and amount of withdrawals. The benefit may be appropriate if you intend to make periodic withdrawals from your Annuity, and wish to ensure that Sub-Account performance will not affect your ability to receive annual payments. You are not required to make withdrawals as part of the benefit - the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the benefit. As discussed below, we require that you participate in our asset transfer program in order to participate in Highest Daily Lifetime Five, and in Appendix C to this prospectus, we set forth the formula under which we make those asset transfers.

 As discussed below, a key component of Highest Daily Lifetime Five is the Total Protected Withdrawal Value, which is an amount that is distinct from Account Value. Because each of the Total Protected Withdrawal Value and Total Annual Income Amount is determined in a way that is not solely related to Account Value, it is possible for Account Value to fall to zero, even though the Total Annual Income Amount remains. You are guaranteed to be able to withdraw the Total Annual Income Amount for the rest of your life, provided that you have not made "excess withdrawals." Excess withdrawals, as discussed below, will reduce your Total Annual Income Amount. Thus, you could experience a scenario in which your Account Value was zero, and, due to your excess withdrawals, your Total Annual Income Amount also was reduced to zero. In that scenario, no further amount would be payable under Highest Daily Lifetime Five.

 Key Feature - Total Protected Withdrawal Value
 The Total Protected Withdrawal Value is used to determine the amount of the annual payments under Highest Daily Lifetime Five. The Total Protected Withdrawal Value is equal to the greater of the Protected Withdrawal Value and any Enhanced Protected Withdrawal Value that may exist. We describe how we determine Enhanced Protected Withdrawal Value, and when we begin to calculate it, below. If you do not meet the conditions described below for obtaining Enhanced Protected Withdrawal Value then Total Protected Withdrawal Value is simply equal to Protected Withdrawal Value.

 The Protected Withdrawal Value initially is equal to the Account Value on the date that you elect Highest Daily Lifetime Five. On each Valuation Day thereafter, until the earlier of the first withdrawal or ten years after the date of your election of the benefit, we recalculate the Protected Withdrawal Value. Specifically, on each such Valuation Day (the "Current Valuation Day"), the Protected Withdrawal Value is equal to the greater of:
..   the Protected Withdrawal Value for the immediately preceding Valuation Day
    (the "Prior Valuation Day"), appreciated at the daily equivalent of 5% annually during the calendar day(s) between the Prior Valuation Day and the Current Valuation Day (i.e., one day for successive Valuation Days, but more than one calendar day for Valuation Days that are separated by weekends and/or holidays), plus the amount of any Purchase Payment made on the Current Valuation Day; and
..   the Account Value.

 If you have not made a withdrawal prior to the tenth anniversary of the date you elected Highest Daily Lifetime Five (which we refer to as the "Tenth Anniversary"), we will continue to calculate a Protected Withdrawal Value. On or after the Tenth Anniversary and up until the date of the first withdrawal, your Protected Withdrawal Value is equal to the greater of the Protected Withdrawal Value on the Tenth Anniversary or your Account Value.

 The Enhanced Protected Withdrawal Value is only calculated if you do not take a withdrawal prior to the Tenth Anniversary. Thus, if you do take a withdrawal prior to the Tenth Anniversary, you are not eligible to receive Enhanced Protected Withdrawal Value. If so, then on or after the Tenth Anniversary up until the date of the first withdrawal, the Enhanced Protected Withdrawal Value is equal to the sum of:

 (a)200% of the Account Value on the date you elected Highest Daily Lifetime
    Five;
 (b)200% of all Purchase Payments made during the one-year period after the date you elected Highest Daily Lifetime Five; and
 (c)100% of all Purchase Payments made more than one year after the date you elected Highest Daily Lifetime Five, but prior to the date of your first withdrawal.

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

 We cease these daily calculations of the Protected Withdrawal Value and Enhanced Protected Withdrawal Value (and therefore, the Total Protected Withdrawal Value) when you make your first withdrawal. However, as discussed below, subsequent Purchase Payments will increase the Total Annual Income Amount, while "excess" withdrawals (as described below) may decrease the Total Annual Income Amount.

 Key Feature - Total Annual Income Amount under the Highest Daily Lifetime Five Benefit
 The initial Total Annual Income Amount is equal to 5% of the Total Protected Withdrawal Value. For purposes of the mathematical formula described below, we also calculate a Highest Daily Annual Income Amount, which is initially equal to 5% of the Protected Withdrawal Value. Under the Highest Daily Lifetime Five benefit, if your cumulative withdrawals in an Annuity Year are less than or equal to the Total Annual Income Amount, they will not reduce your Total Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Total Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If your cumulative withdrawals are in excess of the Total Annual Income Amount ("Excess Income"), your Total Annual Income Amount in subsequent years will be reduced (except with regard to required minimum distributions) by the result of the ratio of the Excess Income to the Account Value immediately prior to such withdrawal (see examples of this calculation below). Reductions include the actual amount of the withdrawal, including any CDSC that may apply. A Purchase Payment that you make will increase the then-existing Total Annual Income Amount and Highest Daily Annual Income Amount by an amount equal to 5% of the Purchase Payment.

 An automatic step-up feature ("Highest Quarterly Auto Step-Up") is included as part of this benefit. As detailed in this paragraph, the Highest Quarterly Auto Step-Up feature can result in a larger Total Annual Income Amount if your Account Value increases subsequent to your first withdrawal. We begin examining the Account Value for purposes of this feature starting with the anniversary of the Issue Date of the Annuity (the "Annuity Anniversary") immediately after your first withdrawal under the benefit. Specifically, upon the first such Annuity Anniversary, we identify the Account Value on the Valuation Days corresponding to the end of each quarter that (i) is based on your Annuity Year, rather than a calendar year; (ii) is subsequent to the first withdrawal; and (iii) falls within the immediately preceding Annuity Year. If the end of any such quarter falls on a holiday or a weekend, we use the next Valuation Day. We multiply each of those quarterly Account Values by 5%, adjust each such quarterly value for subsequent withdrawals and Purchase Payments, and then select the highest of those values. If the highest of those values exceeds the existing Total Annual Income Amount, we replace the existing amount with the new, higher amount. Otherwise, we leave the existing Total Annual Income Amount intact. In later years, (i.e., after the first Annuity Anniversary after the first withdrawal) we determine whether an automatic step-up should occur on each Annuity Anniversary, by performing a similar examination of the Account Values on the end of the four immediately preceding quarters. If, on the date that we implement a Highest Quarterly Auto Step-Up to your Total Annual Income Amount, the charge for Highest Daily Lifetime Five has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Prior to increasing your charge for Highest Daily Lifetime Five upon a step-up, we would notify you, and give you the opportunity to cancel the automatic step-up feature. If you receive notice of a proposed step-up and accompanying fee increase, you should carefully evaluate whether the amount of the step-up justifies the increased fee to which you will be subject.

 The Highest Daily Lifetime Five benefit does not affect your ability to make withdrawals under your annuity, or limit your ability to request withdrawals that exceed the Total Annual Income Amount. Under Highest Daily Lifetime Five, if your cumulative withdrawals in an Annuity Year are less than or equal to the Total Annual Income Amount, they will not reduce your Total Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Total Annual Income Amount on a dollar-for-dollar basis in that Annuity Year.

 If, cumulatively, you withdraw an amount less than the Total Annual Income Amount in any Annuity Year, you cannot carry-over the unused portion of the Total Annual Income Amount to subsequent Annuity Years.

 Examples of dollar-for-dollar and proportional reductions, and the Highest Quarterly Auto Step-Up are set forth below. The values depicted here are purely hypothetical, and do not reflect the charges for the Highest Daily Lifetime Five benefit or any other fees and charges. Assume the following for all three examples:
   .   The Issue Date is December 1, 2006.
   .   The Highest Daily Lifetime Five benefit is elected on March 5, 2007.

 Dollar-for-dollar reductions
 On May 2, 2007, the Total Protected Withdrawal Value is $120,000, resulting in a Total Annual Income Amount of $6,000 (5% of $120,000). Assuming $2,500 is withdrawn from the Annuity on this date, the remaining Total Annual Income Amount for that Annuity Year (up to and including December 1, 2007) is $3,500. This is the result of a dollar-for-dollar reduction of the Total Annual Income Amount - $6,000 less $2,500 = $3,500.

 Proportional reductions
 Continuing the previous example, assume an additional withdrawal of $5,000 occurs on August 6, 2007 and the Account Value at the time of this withdrawal is $110,000. The first $3,500 of this withdrawal reduces the Total Annual Income Amount for that

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

 Annuity Year to $0. The remaining withdrawal amount - $1,500 - reduces the Total Annual Income Amount in future Annuity Years on a proportional basis based on the ratio of the excess withdrawal to the Account Value immediately prior to the excess withdrawal. (Note that if there were other withdrawals in that Annuity Year, each would result in another proportional reduction to the Total Annual Income Amount).

 Here is the calculation:

  Account Value before withdrawal                                $110,000.00
  Less amount of "non" excess withdrawal                         $  3,500.00
  Account Value immediately before excess withdrawal of $1,500   $106,500.00
  Excess withdrawal amount                                       $  1,500.00
  Divided by Account Value immediately before excess withdrawal  $106,500.00
  Ratio                                                                 1.41%
  Total Annual Income Amount                                     $  6,000.00
  Less ratio of 1.41%                                            $     84.51
  Total Annual Income Amount for future Annuity Years            $  5,915.49

 Highest Quarterly Auto Step-Up
 On each Annuity Anniversary date, the Total Annual Income Amount is stepped-up if 5% of the highest quarterly value since your first withdrawal (or last Annuity Anniversary in subsequent years), adjusted for withdrawals and additional Purchase Payments, is higher than the Total Annual Income Amount, adjusted for excess withdrawals and additional Purchase Payments.

 Continuing the same example as above, the Total Annual Income Amount for this Annuity Year is $6,000. However, the excess withdrawal on August 6 reduces this amount to $5,915.49 for future years (see above). For the next Annuity Year, the Total Annual Income Amount will be stepped-up if 5% of the highest quarterly Account Value, adjusted for withdrawals, is higher than $5,915.49. Here are the calculations for determining the quarterly values. Only the June 1 value is being adjusted for excess withdrawals as the September 1 and December 1 Valuation Days occur after the excess withdrawal on August 6.

                                 Highest Quarterly Value
                                     (adjusted with       Adjusted Total Annual
                                 withdrawal and Purchase Income Amount (5% of the
Date*              Account value       Payments)**       Highest Quarterly Value)
-----              ------------- ----------------------- ------------------------
June 1, 2007        $118,000.00        $118,000.00              $5,900.00
August 6, 2007      $110,000.00        $112,885.55              $5,644.28
September 1, 2007   $112,000.00        $112,885.55              $5,644.28
December 1, 2007    $119,000.00        $119,000.00              $5,950.00

 * In this example, the Annuity Anniversary date is December 1. The quarterly valuation dates are every three months thereafter -
    March 1, June 1, September 1, and December 1. In this example, we do not use the March 1 date as the first withdrawal took place after March 1. The Annuity Anniversary Date of December 1 is considered the fourth and final quarterly valuation date for the year.
 ** In this example, the first quarterly value after the first withdrawal is $118,000 on June 1, yielding an adjusted Total Annual Income Amount of $5,900.00. This amount is adjusted on August 6 to reflect the $5,000 withdrawal. The calculations for the adjustments are:
   . The Account Value of $118,000 on June 1 is first reduced dollar-for-dollar by $3,500 ($3,500 is the remaining Total Annual Income Amount for the Annuity Year), resulting in an adjusted Account Value of $114,500 before the excess withdrawal.
   . This amount ($114,500) is further reduced by 1.41% (this is the ratio in the above example which is the excess withdrawal divided by the Account Value immediately preceding the excess withdrawal) resulting in a Highest Quarterly Value of $112,885.55.

 The adjusted Total Annual Income Amount is carried forward to the next quarterly anniversary date of September 1. At this time, we compare this amount to 5% of the Account Value on September 1. Since the June 1 adjusted Total Annual Income Amount of $5,644.28 is higher than $5,600.00 (5% of $112,000), we continue to carry $5,644.28 forward to the next and final quarterly anniversary date of December 1. The Account Value on December 1 is $119,000 and 5% of this amount is $5,950. Since this is higher than $5,644.28, the adjusted Total Annual Income Amount is reset to $5,950.00.

 In this example, 5% of the December 1 value yields the highest amount of $ 5,950.00. Since this amount is higher than the current year's Total Annual Income Amount of $5,915.49 adjusted for excess withdrawals, the Total Annual Income Amount for the next Annuity Year, starting on December 2, 2007 and continuing through December 1, 2008, will be stepped-up to $5,950.00.

 Benefits Under the Highest Daily Lifetime Five Benefit
..   To the extent that your Account Value was reduced to zero as a result of cumulative withdrawals that are equal to or less than the Total Annual Income Amount and amounts are still payable under Highest Daily Lifetime Five, we will make an additional payment, if any, for that Annuity Year equal to the remaining Total Annual Income Amount for the Annuity Year. Thus, in that scenario, the remaining Total Annual Income Amount would be payable even though your Account Value was reduced to zero.

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

   In subsequent Annuity Years we make payments that equal the Total Annual
    Income Amount as described in this section. We will make payments until the death of the single designated life. To the extent that cumulative withdrawals in the current Annuity Year that reduced your Account Value to zero are more than the Total Annual Income Amount, the Highest Daily Lifetime Five benefit terminates, and no additional payments will be made.
..   If Annuity payments are to begin under the terms of your Annuity, or if you decide to begin receiving Annuity payments and there is a Total Annual Income Amount due in subsequent Annuity Years, you can elect one of the following two options:

       (1)apply your Account Value to any Annuity option available; or
       (2)request that, as of the date Annuity payments are to begin, we make Annuity payments each year equal to the Total Annual Income Amount. We will make payments until the death of the single designated life.

 We must receive your request in a form acceptable to us at our office.

..   In the absence of an election when mandatory annuity payments are to begin, we will make annual annuity payments in the form of a single life fixed annuity with ten payments certain, by applying the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. The amount that will be applied to provide such Annuity payments will be the greater of:

       (1)the present value of the future Total Annual Income Amount payments. Such present value will be calculated using the greater of the single life fixed annuity rates then currently available or the single life fixed annuity rates guaranteed in your Annuity; and
       (2)the Account Value.

..   If no withdrawal was ever taken, we will calculate the Total Annual Income
    Amount as if you made your first withdrawal on the date the annuity payments are to begin.
..   Please note that if your Annuity has a maximum Annuity Date requirement, payments that we make under this benefit as of that date will be treated as annuity payments.

 Other Important Considerations
..   Withdrawals under the Highest Daily Lifetime Five benefit are subject to all of the terms and conditions of the Annuity, including any CDSC.
..   Withdrawals made while the Highest Daily Lifetime Five Benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. The Highest Daily Lifetime Five Benefit does not directly affect the Account Value or surrender value, but any withdrawal will decrease the Account Value by the amount of the withdrawal (plus any applicable CDSC). If you surrender your Annuity you will receive the current surrender value.
..   You can make withdrawals from your Annuity while your Account Value is greater than zero without purchasing the Highest Daily Lifetime Five benefit. The Highest Daily Lifetime Five benefit provides a guarantee that if your Account Value declines due to market performance, you will be able to receive your Total Annual Income Amount in the form of periodic benefit payments.

..   Upon inception of the benefit, 100% of your Account Value must be allocated to the Permitted Sub-accounts. However, the mathematical formula component of the benefit as described below may transfer Account Value to the Benefit Fixed Rate Account as of the effective date of the benefit in some circumstances.

..   You cannot allocate Purchase Payments or transfer Account Value to or from a Fixed Allocation if you elect this benefit.

..   Transfers to and from the Sub-accounts and the Benefit Fixed Rate Account triggered by the formula component of the benefit will not count toward the maximum number of free transfers allowable under an Annuity.

..   In general, you must allocate your Account Value in accordance with the then available investment option(s) that we may prescribe in order to elect and maintain the Highest Daily Lifetime Five benefit. If, subsequent to your election of the benefit, we change our requirements for how Account Value must be allocated under the benefit, the new requirement will apply only to new elections of the benefit, and we will not compel you to re-allocate your Account Value in accordance with our newly-adopted requirements. Subsequent to any change in requirements, transfers of Account Value and allocation of additional Purchase Payments may be subject to the new investment limitations.
..   The charge for Highest Daily Lifetime Five is 0.60% annually, assessed against the average daily net assets of the Sub-accounts and as a reduction to the interest rate credited under the Benefit Fixed Rate Account. This charge is in addition to any other fees under the annuity.

 Election of and Designations under the Benefit
 For Highest Daily Lifetime Five, there must be either a single Owner who is the same as the Annuitant, or if the Annuity is entity-owned, there must be a single natural person Annuitant. In either case, the Annuitant must be at least 55 years old.

 Any change of the Annuitant under the Annuity will result in cancellation of Highest Daily Lifetime Five. Similarly, any change of Owner will result in cancellation of Highest Daily Lifetime Five, except if (a) the new Owner has the same taxpayer identification

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 number as the previous owner (b) both the new Owner and previous Owner are entities or (c) the previous Owner is a natural person and the new Owner is an entity.

 We no longer permit elections of Highest Daily Lifetime Five. If you wish, you may cancel the Highest Daily Lifetime Five benefit. You may then elect Highest Daily Lifetime 7 Plus, Highest Daily Lifetime 7 Plus with Beneficiary Income Option, Highest Daily Lifetime 7 Plus with Lifetime Income Accelerator, Spousal Highest Daily Lifetime 7 Plus, or Spousal Highest Daily Lifetime 7 Plus with Beneficiary Income Option (or any other currently available living benefit) on the Valuation Day after you have cancelled the Highest Daily Lifetime Five benefit, provided the request is received in good order (subject to state availability and any applicable age requirements). Upon cancellation of the Highest Daily Lifetime Five benefit, any Account Value allocated to the Benefit Fixed Rate Account used with the asset transfer formula will be reallocated to the Permitted Sub-Accounts according to your most recent allocation instructions or, in absence of such instructions, pro-rata. Once the Highest Daily Lifetime Five benefit is canceled you are not required to re-elect another optional living benefit and any subsequent benefit election may be made on or after the first Valuation Day following the cancellation of the Highest Daily Lifetime Five benefit provided that the benefit you are looking to elect is available on a post-issue basis. If you cancel this benefit, you lose all guarantees under the benefit, your guarantee under any new benefit you elect will be based on your Account Value at that time, and any such new benefit may be more expensive.

 Termination of the Benefit
 You may terminate the benefit at any time by notifying us. If you terminate the benefit, any guarantee provided by the benefit will terminate as of the date the termination is effective, and certain restrictions on re-election will apply as described above. The benefit terminates: (i) upon your termination of the benefit (ii) upon your surrender of the Annuity (iii) upon your election to begin receiving annuity payments (iv) upon the death of the Annuitant (v) if both the Account Value and Total Annual Income Amount equal zero or (vi) if you fail to meet our requirements for issuing the benefit. If you terminate the benefit, you will lose the Protected Withdrawal Value, Annual Income Amount, as well as any Enhanced Protected Withdrawal Value and Return of Principal Guarantees.

 Upon termination of Highest Daily Lifetime Five, we cease deducting the charge for the benefit. With regard to your investment allocations, upon termination we will: (i) leave intact amounts that are held in the variable investment options, and (ii) transfer all amounts held in the Benefit Fixed Rate Account (as defined below) to your variable investment options, based on your existing allocation instructions or (in the absence of such existing instructions) pro rata (i.e. in the same proportion as the current balances in your variable investment options). Upon termination, we may limit or prohibit investment in the Fixed Allocations.

 Return of Principal Guarantee
 If you have not made a withdrawal before the Tenth Anniversary, we will increase your Account Value on that Tenth Anniversary (or the next Valuation Day, if that anniversary is not a Valuation Day), if the requirements set forth in this paragraph are met. On the Tenth Anniversary, we add:

 (a)your Account Value on the day that you elected Highest Daily Lifetime Five; and
 (b)the sum of each Purchase Payment you made during the one-year period after you elected the benefit.

 If the sum of (a) and (b) is greater than your Account Value on the Tenth Anniversary, we increase your Account Value to equal the sum of (a) and (b), by contributing funds from our general account. If the sum of (a) and (b) is less than or equal to your Account Value on the Tenth Anniversary, we make no such adjustment. The amount that we add to your Account Value under this provision will be allocated to each of our variable investment options and the Benefit Fixed Rate Account (described below), in the same proportion that each such investment option bears to your total Account Value, immediately prior to the application of the amount. Any such amount will not be considered a Purchase Payment when calculating your Total Protected Withdrawal Value, your death benefit, or the amount of any other or optional benefit that you may have selected, and therefore will have no direct impact on any such values at the time we add this amount. This potential addition to Account Value is available only if you have elected Highest Daily Lifetime Five and if you meet the conditions set forth in this paragraph. Thus, if you take a withdrawal prior to the Tenth Anniversary, you are not eligible to receive the Return of Principal Guarantee.

 Mathematical Formula Component of Highest Daily Lifetime Five

 As indicated above, we limit the sub-accounts to which you may allocate Account Value if you elect Highest Daily Lifetime Five. For purposes of this benefit, we refer to those permitted sub-accounts as the "Permitted Sub-accounts". As a requirement of participating in Highest Daily Lifetime Five, we require that you participate in our mathematical formula under which we may transfer Account Value between the Permitted Sub-accounts and a fixed interest rate account that is part of our general account (the "Benefit Fixed Rate Account"). This required formula helps us manage our financial exposure under the benefit, by moving assets to a more stable option (i.e., the Benefit Fixed Rate Account). We determine whether to make a transfer, and the amount of any transfer, under a non-discretionary formula, discussed below. The Benefit Fixed Rate Account is available only with this benefit, and thus you may not allocate Purchase Payments to or transfer Account Value to or from the Benefit Fixed Rate Account. The interest rate that we pay with respect to the Benefit Fixed Rate Account is reduced by an amount that corresponds generally to the charge that we assess against your variable Sub-accounts for Highest Daily Lifetime Five. The Benefit Fixed Rate Account is not subject to the Investment Company Act of 1940 or the Securities Act of 1933.


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 Under the formula component of Highest Daily Lifetime Five, we monitor your
 Account Value daily and, if necessary, systematically transfer amounts between the Permitted Sub-accounts you have chosen and the Benefit Fixed Rate Account. Any transfer would be made in accordance with the formula, which is set forth in the schedule supplement to the endorsement for this benefit (and also appears in the Appendices to this prospectus). Speaking generally, the formula, which we apply each Valuation Day, operates as follows. The formula starts by identifying your Protected Withdrawal Value for that day and then multiplies that figure by 5%, to produce a projected (i.e., hypothetical) Highest Daily Annual Income Amount. Then, using our actuarial tables, we produce an estimate of the total amount we would target in our allocation model, based on the projected Highest Daily Annual Income Amount each year for the rest of your life. In the formula, we refer to that value as the "Target Value" or "L". If you have already made a withdrawal, your projected Annual Income Amount (and thus your Target Value) would take into account any automatic step-up that was scheduled to occur according to the step-up formula described above. Next, the formula subtracts from the Target Value the amount held within the Benefit Fixed Rate Account on that day, and divides that difference by the amount held within the Permitted Sub-accounts. That ratio, which essentially isolates the amount of your Target Value that is not offset by amounts held within the Benefit Fixed Rate Account, is called the "Target Ratio" or "r". If the Target Ratio exceeds a certain percentage (currently 83%) it means essentially that too much Target Value is not offset by assets within the Benefit Fixed Rate Account, and therefore we will transfer an amount from your Permitted Sub-accounts to the Benefit Fixed Rate Account. Conversely, if the Target Ratio falls below a certain percentage (currently 77%), then a transfer from the Benefit Fixed Rate Account to the Permitted Sub-accounts would occur. Note that the formula is calculated with reference to the Highest Daily Annual Income Amount, rather than with reference to the Annual Income Amount. If you elect the new mathematical formula, see the discussion below regarding the 90% cap.

 As you can glean from the formula, poor investment performance of your Account Value may result in a transfer of a portion of your variable Account Value to the Benefit Fixed Rate Account, because such poor investment performance will tend to increase the Target Ratio. Moreover, "flat" investment returns of your Account Value over a period of time also could result in the transfer of your Account Value to the Benefit Fixed Rate Account. Because the amount allocated to the Benefit Fixed Rate Account and the amount allocated to the Permitted Sub-accounts each is a variable in the formula, the investment performance of each affects whether a transfer occurs for your Annuity. In deciding how much to transfer, we use another formula, which essentially seeks to re-balance amounts held in the Permitted Sub-accounts and the Benefit Fixed Rate Account so that the Target Ratio meets a target, which currently is equal to 80%. Once you elect Highest Daily Lifetime Five, the ratios we use will be fixed. For newly issued annuities that elect Highest Daily Lifetime Five and existing annuities that elect Highest Daily Lifetime Five, however, we reserve the right to change the ratios.

 While you are not notified when the formula dictates a transfer, you will receive a confirmation statement indicating the transfer of a portion of your Account Value either to or from the Benefit Fixed Rate Account. The formula is designed primarily to mitigate the financial risks that we incur in providing the guarantee under Highest Daily Lifetime Five.

 Depending on the results of the formula calculation, we may, on any day:
..   Not make any transfer between the Permitted Sub-accounts and the Benefit
    Fixed Rate Account; or
..   If a portion of your Account Value was previously allocated to the Benefit
    Fixed Rate Account, transfer all or a portion of those amounts to the Permitted Sub-accounts, based on your existing allocation instructions or (in the absence of such existing instructions) pro rata (i.e., in the same proportion as the current balances in your variable investment options). Amounts taken out of the Benefit Fixed Rate Account will be withdrawn for this purpose on a last-in, first-out basis (an amount renewed into a new guarantee period under the Benefit Fixed Rate Account will be deemed a new investment for purposes of this last-in, first-out rule); or
..   Transfer all or a portion of your Account Value in the Permitted
    Sub-accounts pro-rata to the Benefit Fixed Rate Account. The interest that you earn on such transferred amount will be equal to the annual rate that we have set for that day, and we will credit the daily equivalent of that annual interest until the earlier of one year from the date of the transfer or the date that such amount in the Benefit Fixed Rate Account is transferred back to the Permitted Sub-accounts.

 Therefore, at any given time, some, none, or all of your Account Value may be allocated to the Benefit Fixed Rate Account. If your entire Account Value is transferred to the Benefit Fixed Rate Account, then based on the way the formula operates, the formula will not transfer amounts out of the Benefit Fixed Rate Account to the Permitted Sub-accounts and the entire Account Value would remain in the Benefit Rate Fixed Account. If you make additional Purchase Payments to your Annuity, they will be allocated to the Sub-accounts according to your allocation instructions. Such additional Purchase Payments may or may not cause the formula to transfer money in or out of the Benefit Fixed Rate Account. Once the Purchase Payments are allocated to your Annuity, they will also be subject to the formula, which may result in immediate transfers to or from the Benefit Fixed Rate Account, if dictated by the formula. The amounts of any such transfer will vary, as dictated by the formula, and will depend on the factors listed below.

 The amount that is transferred to and from the Benefit Fixed Rate Account pursuant to the formula depends upon a number of factors unique to your Annuity (and is not necessarily directly correlated with the securities markets, bond markets, or interest rates, in general) including:
..   How long you have owned Highest Daily Lifetime Five;

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..   The performance of the Permitted Sub-accounts you have chosen;
..   The performance of the Benefit Fixed Rate Account (i.e., the amount of interest credited to the Benefit Fixed Rate Account);
..   The amount allocated to each of the Permitted Sub-accounts you have chosen;
..   The amount allocated to the Benefit Fixed Rate Account;
..   Additional Purchase Payments, if any, you make to your Annuity;
..   Withdrawals, if any, you take from your Annuity (withdrawals are taken pro rata from your Account Value).

 Any Account Value in the Benefit Fixed Rate Account will not be available to participate in the investment experience of the Permitted Sub-accounts if there is a recovery until it is moved out of the Benefit Fixed Rate Account.

 The more of your Account Value allocated to the Benefit Fixed Rate Account under the formula, the greater the impact of the performance of the Benefit Fixed Rate Account in determining whether (and how much) of your Account Value is transferred back to the Permitted Sub-accounts. Further, it is possible under the formula, that if a significant portion your Account Value is allocated to the Benefit Fixed Rate Account and that Account has good performance but the performance of your Permitted Sub-accounts is negative, that the formula might transfer your Account Value to the Permitted Sub-accounts. Thus, the converse is true too (the more you have allocated to the Permitted Sub-accounts, the greater the impact of the performance of those Sub-accounts will have on any transfer to the Benefit Fixed Rate Account).

 Additional Tax Considerations
 If you purchase an annuity as an investment vehicle for "qualified" investments, including an IRA, SEP-IRA, Tax Sheltered Annuity (or 403(b)) or employer plan under Code Section 401(a), the Required Minimum Distribution rules under the Code provide that you begin receiving periodic amounts from your annuity beginning after age 70 1/2. For a Tax Sheltered Annuity or a 401(a) plan for which the participant is not a greater than 5 percent owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the owner's lifetime. The amount required under the Code may exceed the Total Annual Income Amount, which will cause us to increase the Total Annual Income Amount in any Annuity Year that Required Minimum Distributions due from your Annuity that are greater than such amounts. In addition, the amount and duration of payments under the annuity payment and death benefit provisions may be adjusted so that the payments do not trigger any penalty or excise taxes due to tax considerations such as Required Minimum Distribution provisions under the tax law. Please note, however, that any withdrawal you take prior to the Tenth Anniversary, even if withdrawn to satisfy required minimum distribution rules, will cause you to lose the ability to receive Enhanced Protected Withdrawal Value and an amount under the Return of Principal Guarantee.

 Note that under the Worker, Retiree and Employer Recovery Act of 2008, Required Minimum Distributions are suspended for 2009 and are scheduled to resume in 2010. We will continue to treat the calculated amount that would have been a required minimum distribution if not for the suspension as the amount available for withdrawal if you so choose.

 As indicated, withdrawals made while this Benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Please see the Tax Considerations section of the prospectus for a detailed discussion of the tax treatment of withdrawals. We do not address each potential tax scenario that could arise with respect to this Benefit here. However, we do note that if you participate in Highest Daily Lifetime Five through a non-qualified annuity, and your annuity has received Enhanced Protected Withdrawal Value and/or an additional amount under the Return of Principal Guarantee, as with all withdrawals, once all Purchase Payments are returned under the Annuity, all subsequent withdrawal amounts will be taxed as ordinary income.

 Optional 90% Cap Rule Feature for the Formula Under Highest Daily Lifetime
 Five.
 If you currently participate in the Highest Daily Lifetime Five Income Benefit, you can elect this feature which utilizes a new mathematical formula. The new formula is described below and will (if you elect it) replace the "Transfer Calculation" portion of the mathematical formula currently used in connection with your benefit on a prospective basis. There is no cost to adding this feature to your Annuity. This election may only be made once and may not be revoked once elected. This feature is available subject to state approval. The new formula is found in Appendix C.

 Under the new formula, the formula will not execute a transfer to the Benefit Fixed Rate Account that results in more than 90% of your Account Value being allocated to the Benefit Fixed Rate Account ("90% cap" or "90% cap rule"). Thus, on any Valuation Day, if the formula would require a transfer into the Benefit Fixed Rate Account that would result in more than 90% of the Account Value being allocated to the Benefit Fixed Rate Account, only the amount that results in exactly 90% of the Account Value being allocated to the Benefit Fixed Rate Account will be transferred. Additionally, future transfers into the Benefit Fixed Rate Account will not be made (regardless of the performance of the Benefit Fixed Rate Account and the Permitted Sub-accounts) at least until there is first a transfer out of the Benefit Fixed Rate Account. Once this transfer occurs out of the Benefit Fixed Rate Account, future amounts may be transferred to or from the Benefit Fixed Rate Account if dictated by the formula (subject to the 90% cap). At no time will the formula make a transfer to the Benefit Fixed Rate Account that results in greater than 90% of your Account Value being allocated to the Benefit Fixed Rate Account. However, it is possible that, due to the investment performance of your allocations in the Benefit Fixed Rate Account and your allocations in the Permitted Sub-accounts you have selected, your Account Value could be more than 90% invested in the Benefit Fixed Rate Account.

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 If you make additional purchase payments to your Annuity while the 90% cap is in effect, the formula will not transfer any of such additional purchase payments to the Benefit Fixed Rate Account at least until there is first a transfer out of the Benefit Fixed Rate Account, regardless of how much of your Account Value is in the Permitted Sub-accounts. This means that there could be scenarios under which, because of the additional purchase payments you make, less than 90% of your entire Account Value is allocated to the Benefit Fixed Rate Account, and the formula will still not transfer any of your Account Value to the Benefit Fixed Rate Account (at least until there is first a transfer out of the Benefit Fixed Rate Account). For example:
..   March 19, 2009 - a transfer is made to the Benefit Fixed Rate Account that results in the 90% cap being met and now $90,000 is allocated to the Benefit Fixed Rate Account and $10,000 is allocated to the Permitted Sub-accounts.
..   March 20, 2009 - you make an additional purchase payment of $10,000. No transfers have been made from the Benefit Fixed Rate Account to the Permitted Sub-accounts since the cap went into effect on March 19, 2009.
..   As of March 20, 2009 (and at least until first a transfer is made out of the Benefit Fixed Rate Account under the formula) - the $10,000 payment is allocated to the Permitted Sub-accounts and now you have 82% in the Benefit Fixed Rate Account and 18% in the Permitted Sub-accounts (such that $20,000 is allocated to the Permitted Sub-accounts and $90,000 is allocated to the Benefit Fixed Rate Account).
..   Once there is a transfer out of the Benefit Fixed Rate Account (of any amount), the formula will operate as described above, meaning that the formula could transfer amounts to or from the Benefit Fixed Rate Account if dictated by the formula (subject to the 90% cap).

 Under the operation of the formula, the 90% cap may come into existence and may be removed multiple times while you participate in the benefit. We will continue to monitor your Account Value daily and, if dictated by the formula, systematically transfer amounts between the Permitted Sub-accounts you have chosen and the Benefit Fixed Rate Account as dictated by the formula. Once you elect this feature, the new transfer formula described above and set forth below will be the formula for your Annuity.


 In the event that more than ninety percent (90%) of your Account Value is allocated to the Benefit Fixed Rate Account and you have elected this feature, up to ten percent (10%) of your Account Value currently allocated to the Benefit Fixed Rate Account will be transferred to your Permitted Sub-accounts, such that after the transfer, 90% of your Account Value on the date of the transfer is in the Benefit Fixed Rate Account. The transfer to the Permitted Sub-accounts will be based on your existing allocation instructions or (in the absence of such existing instructions) pro rata (i.e., in the same proportion as the current balances in your variable investment options). Amounts taken out of the Benefit Fixed Rate Account will be withdrawn for this purpose on a last-in, first-out basis (an amount renewed into a new guarantee period under the Benefit Fixed Rate Account will be deemed a new investment for purposes of this last-in, first-out rule). It is possible that additional transfers might occur after this initial transfer if dictated by the formula. The amounts of such additional transfer(s) will vary.


 Once the 90% cap rule is met, future transfers into the Benefit Fixed Rate Account will not be made (regardless of the performance of the Benefit Fixed Rate Account and the Permitted Sub-accounts) at least until there is a first transfer out of the Benefit Fixed Rate Account. Once this transfer occurs out of the Benefit Fixed Rate Account, future amounts may be transferred to or from the Benefit Fixed Rate Account if dictated by the formula.

 Important Considerations When Electing the New Formula:
..   At any given time, some, most or none of your Account Value may be allocated to the Benefit Fixed Rate Account.
..   Please be aware that because of the way the new 90% cap formula operates, it is possible that more than or less than 90% of your Account Value may be allocated to the Benefit Fixed Rate Account.
..   Because the charge for Highest Daily Lifetime Five is assessed against the average daily net assets of the Sub-accounts, that charge will be assessed against all assets transferred into the Permitted Sub-accounts.
..   If this feature is elected, any Account Value transferred to the Permitted
    Sub-accounts is subject to the investment performance of those Sub-accounts. Your Account Value can go up or down depending of the performance of the Permitted Sub-accounts you select.

 HIGHEST DAILY LIFETIME SEVEN/SM/ INCOME BENEFIT (HD 7)/SM/

 The income benefit under Highest Daily Lifetime Seven currently is based on a single "designated life" who is at least 55 years old on the date that the benefit is acquired. As long as your Highest Daily Lifetime Seven Benefit is in effect, you must allocate your Account Value in accordance with the then permitted and available investment option(s) with this benefit. For a more detailed description of the permitted investment options, see the Investment options section of this prospectus. Highest Daily Lifetime Seven is only available in those states that have not yet approved Highest Daily Lifetime Seven Plus.


 We offer a benefit that guarantees until the death of the single designated life the ability to withdraw an annual amount (the "Annual Income Amount") equal to a percentage of an initial principal value (the "Protected Withdrawal Value") regardless of the impact of market performance on the Account Value, subject to our benefit rules regarding the timing and amount of withdrawals. The benefit may be appropriate if you intend to make periodic withdrawals from your Annuity, and wish to ensure that market

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 performance will not affect your ability to receive annual payments. You are not required to make withdrawals as part of the benefit - the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the benefit. As discussed below, we require that you participate in our asset transfer benefit in order to participate in Highest Daily Lifetime Seven, and in Appendix E to this prospectus, we set forth the formula under which we make those asset transfers.


 As discussed below, a key component of Highest Daily Lifetime Seven is the Protected Withdrawal Value. Because each of the Protected Withdrawal Value and Annual Income Amount is determined in a way that is not solely related to Account Value, it is possible for the Account Value to fall to zero, even though the Annual Income Amount remains. You are guaranteed to be able to withdraw the Annual Income Amount for the rest of your life, provided that you have not made "excess withdrawals." Excess withdrawals, as discussed below, will reduce your Annual Income Amount. Thus, you could experience a scenario in which your Account Value was zero, and, due to your excess withdrawals, your Annual Income Amount also was reduced to zero. In that scenario, no further amount would be payable under Highest Daily Lifetime Seven.

 Key Feature - Protected Withdrawal Value
 The Protected Withdrawal Value is used to calculate the initial Annual Income Amount. On the effective date of the benefit, the Protected Withdrawal Value is equal to your Account Value. On each Valuation Day thereafter, until the earlier of the tenth anniversary of benefit election (the "Tenth Anniversary Date") or the date of the first withdrawal, the Protected Withdrawal Value is equal to the "Periodic Value" described in the next paragraph.

 The "Periodic Value" initially is equal to the Account Value on the effective date of the benefit. On each Valuation Day thereafter, until the earlier of the first withdrawal or the Tenth Anniversary Date, we recalculate the Periodic Value. We stop determining the Periodic Value upon the earlier of your first withdrawal after the effective date of the benefit or the Tenth Anniversary Date. On each Valuation Day (the "Current Valuation Day"), the Periodic Value is equal to the greater of:

 (1)the Periodic Value for the immediately preceding business day (the "Prior Valuation Day") appreciated at the daily equivalent of 7% annually during the calendar day(s) between the Prior Valuation Day and the Current Valuation Day (i.e., one day for successive Valuation Days, but more than one calendar day for Valuation Days that are separated by weekends and/or holidays), plus the amount of any adjusted Purchase Payment made on the Current Valuation Day; and
 (2)the Account Value.

 If you make a withdrawal prior to the Tenth Anniversary Date, the Protected Withdrawal Value on the date of the withdrawal is equal to the greatest of:

 (a)the Account Value; or
 (b)the Periodic Value on the date of the withdrawal.

 If you have not made a withdrawal on or before the Tenth Anniversary Date, your Protected Withdrawal Value subsequent to the Tenth Anniversary Date is equal to the greatest of:

 (1)the Account Value; or
 (2)the Periodic Value on the Tenth Anniversary Date, increased for subsequent adjusted Purchase Payments; or
 (3)the sum of:
    (a)200% of the Account Value on the effective date of the benefit;
    (b)200% of all adjusted Purchase Payments made within one year after the effective date of the benefit; and
    (c)all adjusted Purchase Payments made after one year following the effective date of the benefit up to the date of the first withdrawal.

 On and after the date of your first withdrawal, your Protected Withdrawal Value is increased by the amount of any subsequent Purchase Payments, is reduced by withdrawals, including your first withdrawal (as described below), and is increased if you qualify for a step-up (as described below). Irrespective of these calculations, your Protected Withdrawal Value will always be at least equal to your Account Value.

 Key Feature - Annual Income Amount under the Highest Daily Lifetime Seven
 Benefit
 The Annual Income Amount is equal to a specified percentage of the Protected Withdrawal Value. The percentage depends on the age of the Annuitant on the date of the first withdrawal after election of the benefit. The percentages are: 5% for ages 74 and younger, 6% for ages 75-79, 7% for ages 80-84, and 8% for ages 85 and older. Under the Highest Daily Lifetime Seven benefit, if your cumulative withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If your cumulative withdrawals are in excess of the Annual Income Amount ("Excess Income"), your Annual Income Amount in subsequent years will be reduced (except with regard to required minimum distributions) by the result of the ratio of the Excess Income to the Account Value immediately prior to such withdrawal (see examples of this calculation below). Withdrawals of any amount up to and including the Annual Income Amount will reduce the

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 Protected Withdrawal Value by the amount of the withdrawal. Withdrawals of
 Excess Income will reduce the Protected Withdrawal Value by the same ratio as the reduction to the Annual Income Amount.

 A Purchase Payment that you make will (i) increase the then-existing Annual Income Amount by an amount equal to a percentage of the Purchase Payment based on the age of the Annuitant at the time of the first withdrawal (the percentages are: 5% for ages 74 and younger, 6% for ages 75-79, 7% for ages 80-84, and 8% for ages 85 and older) and (ii) increase the Protected Withdrawal Value by the amount of the Purchase Payment.

 An automatic step-up feature ("Highest Quarterly Auto Step-Up") is included as part of this benefit. As detailed in this paragraph, the Highest Quarterly Auto Step-Up feature can result in a larger Annual Income Amount if your Account Value increases subsequent to your first withdrawal. We begin examining the Account Value for purposes of the Highest Quarterly Step-Up starting with the anniversary of the Issue Date of the Annuity (the "Annuity Anniversary") immediately after your first withdrawal under the benefit. Specifically, upon the first such Annuity Anniversary, we identify the Account Value on the Valuation Days corresponding to the end of each quarter that
 (i) is based on your Annuity Year, rather than a calendar year; (ii) is subsequent to the first withdrawal; and (iii) falls within the immediately preceding Annuity Year. If the end of any such quarter falls on a holiday or a weekend, we use the next Valuation Day. Having identified each of those quarter-end Account Values, we then multiply each such value by a percentage that varies based on the age of the Annuitant on the Annuity Anniversary as of which the step-up would occur. The percentages are 5% for ages 74 and younger, 6% for ages 75-79, 7% for ages 80-84, and 8% for ages 85 and older. Thus, we multiply each quarterly value by the applicable percentage, adjust each such quarterly value for subsequent withdrawals and Purchase Payments, and then select the highest of those values. If the highest of those values exceeds the existing Annual Income Amount, we replace the existing amount with the new, higher amount. Otherwise, we leave the existing Annual Income Amount intact. In later years, (i.e., after the first Annuity Anniversary after the first withdrawal) we determine whether an automatic step-up should occur on each Annuity Anniversary, by performing a similar examination of the Account Values on the end of the four immediately preceding quarters. At the time that we increase your Annual Income Amount, we also increase your Protected Withdrawal Value to equal the highest quarterly value upon which your step-up was based. If, on the date that we implement a Highest Quarterly Auto Step-Up to your Annual Income Amount, the charge for Highest Daily Lifetime Seven has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Prior to increasing your charge for Highest Daily Lifetime Seven upon a step-up, we would notify you, and give you the opportunity to cancel the automatic step-up feature. If you receive notice of a proposed step-up and accompanying fee increase, you should carefully evaluate whether the amount of the step-up justifies the increased fee to which you will be subject.

 The Highest Daily Lifetime Seven benefit does not affect your ability to make withdrawals under your Annuity, or limit your ability to request withdrawals that exceed the Annual Income Amount. Under Highest Daily Lifetime Seven, if your cumulative withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year.

 If, cumulatively, you withdraw an amount less than the Annual Income Amount in any Annuity Year, you cannot carry-over the unused portion of the Annual Income Amount to subsequent Annuity Years.

 Examples of dollar-for-dollar and proportional reductions, and the Highest Quarterly Auto Step-Up are set forth below. The values depicted here are purely hypothetical, and do not reflect the charges for the Highest Daily Lifetime Seven benefit or any other fees and charges. Assume the following for all three examples:
..   The Issue Date is December 1, 2007
..   The Highest Daily Lifetime Seven benefit is elected on March 5, 2008
..   The Annuitant was 70 years old when he/she elected the Highest Daily
    Lifetime Seven benefit.

 Dollar-for-dollar reductions
 On May 2, 2008, the Protected Withdrawal Value is $120,000, resulting in an Annual Income Amount of $6,000 (since the Annuitant is younger than 75 at the time of the 1/st/ withdrawal, the Annual Income Amount is 5% of the Protected Withdrawal Value, in this case 5% of $120,000). Assuming $2,500 is withdrawn from the Annuity on this date, the remaining Annual Income Amount for that Annuity Year (up to and including December 1, 2008) is $3,500. This is the result of a dollar-for-dollar reduction of the Annual Income Amount-$6,000 less $2,500 = $3,500.

 Proportional reductions
 Continuing the previous example, assume an additional withdrawal of $5,000 occurs on August 6, 2008 and the Account Value at the time of this withdrawal is $110,000. The first $3,500 of this withdrawal reduces the Annual Income Amount for that Annuity Year to $0. The remaining withdrawal amount - $1,500 - reduces the Annual Income Amount in future Annuity Years on a proportional basis based on the ratio of the excess withdrawal to the Account Value immediately prior to the excess withdrawal. (Note that if there were other withdrawals in that Annuity Year, each would result in another proportional reduction to the Annual Income Amount).

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

 Here is the calculation:

  Account Value before withdrawal                                $110,000.00
  Less amount of "non" excess withdrawal                         $  3,500.00
  Account Value immediately before excess withdrawal of $1,500   $106,500.00
  Excess withdrawal amount                                       $  1,500.00
  Divided by Account Value immediately before excess withdrawal  $106,500.00
  Ratio                                                                 1.41%
  Annual Income Amount                                           $  6,000.00
  Less ratio of 1.41%                                            $     84.51
  Annual Income Amount for future Annuity Years                  $  5,915.49

 Highest Quarterly Auto Step-Up
 On each Annuity Anniversary date, the Annual Income Amount is stepped-up if the appropriate percentage (based on the Annuitant's age on the Annuity Anniversary) of the highest quarterly value since your first withdrawal (or last Annuity Anniversary in subsequent years), adjusted for withdrawals and additional Purchase Payments, is higher than the Annual Income Amount, adjusted for excess withdrawals and additional Purchase Payments.

 Continuing the same example as above, the Annual Income Amount for this Annuity Year is $6,000. However, the excess withdrawal on August 6 reduces this amount to $5,915.49 for future years (see above). For the next Annuity Year, the Annual Income Amount will be stepped-up if 5% (since the youngest Designated Life is younger than 75 on the date of the potential step-up) of the highest quarterly Account Value adjusted for withdrawals, is higher than $5,915.49. Here are the calculations for determining the quarterly values. Only the June 1 value is being adjusted for excess withdrawals as the September 1 and December 1 Valuation Days occur after the excess withdrawal on August 6.

                                 Highest Quarterly Value
                                     (adjusted with       Adjusted Annual Income
                                 withdrawal and Purchase    Amount (5% of the
Date*              Account value       Payments)**       Highest Quarterly Value)
-----              ------------- ----------------------- ------------------------
June 1, 2008        $118,000.00        $118,000.00              $5,900.00
August 6, 2008      $110,000.00        $112,885.55              $5,644.28
September 1, 2008   $112,000.00        $112,885.55              $5,644.28
December 1, 2008    $119,000.00        $119,000.00              $5,950.00

 * In this example, the Annuity Anniversary date is December 1. The quarterly valuation dates are every three months thereafter -
    March 1, June 1, September 1, and December 1. In this example, we do not use the March 1 date as the first withdrawal took place after March 1. The Annuity Anniversary Date of December 1 is considered the fourth and final quarterly valuation date for the year.
 ** In this example, the first quarterly value after the first withdrawal is $118,000 on June 1, yielding an adjusted Annual Income Amount of $5,900.00. This amount is adjusted on August 6 to reflect the $5,000 withdrawal. The calculations for the adjustments are:
   . The Account Value of $118,000 on June 1 is first reduced dollar-for-dollar by $3,500 ($3,500 is the remaining Annual Income Amount for the Annuity Year), resulting in an adjusted Account Value of $114,500 before the excess withdrawal.
   . This amount ($114,500) is further reduced by 1.41% (this is the ratio in the above example which is the excess withdrawal divided by the Account Value immediately preceding the excess withdrawal) resulting in a Highest Quarterly Value of $112,885.55.
   . The adjusted Annual Income Amount is carried forward to the next quarterly anniversary date of September 1. At this time, we compare this amount to 5% of the Account Value on September 1. Since the June 1 adjusted Annual Income Amount of $5,644.28 is higher than $5,600.00 (5% of $112,000), we continue to carry $5,644.28 forward to the next and final quarterly anniversary date of December 1. The Account Value on December 1 is $119,000 and 5% of this amount is $5,950. Since this is higher than $5,644.28, the adjusted Annual Income Amount is reset to $5,950.00.

 In this example, 5% of the December 1 value yields the highest amount of $5,950.00. Since this amount is higher than the current year's Annual Income Amount of $5,915.49 adjusted for excess withdrawals, the Annual Income Amount for the next Annuity Year, starting on December 2, 2008 and continuing through December 1, 2009, will be stepped-up to $5,950.00.

 Benefits Under the Highest Daily Lifetime Seven Benefit
..   To the extent that your Account Value was reduced to zero as a result of cumulative withdrawals that are equal to or less than the Annual Income Amount or as a result of the fee that we assess for Highest Daily Lifetime Seven, and amounts are still payable under Highest Daily Lifetime Seven, we will make an additional payment, if any, for that Annuity Year equal to the remaining Annual Income Amount for the Annuity Year. Thus, in that scenario, the remaining Annual Income Amount would be payable even though your Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the Annual Income Amount as described in this section. We will make payments until the death of the single designated life. To the extent that cumulative withdrawals in the current Annuity Year that reduced your Account Value to zero are more than the Annual Income Amount, the Highest Daily Lifetime Seven benefit terminates, and no additional payments are made. However, if a withdrawal in the latter scenario was taken to meet required minimum distribution requirements under the Annuity, then the benefit will not terminate, and we will continue to pay the Annual Income Amount in the form of a fixed annuity.

..   If Annuity payments are to begin under the terms of your Annuity, or if you decide to begin receiving Annuity payments and there is a Annual Income Amount due in subsequent Annuity Years, you can elect one of the following two options:

       (1)apply your Account Value to any Annuity option available; or
       (2)request that, as of the date Annuity payments are to begin, we make Annuity payments each year equal to the Annual Income Amount. We will make payments until the death of the single designated life.

 We must receive your request in a form acceptable to us at our office.

..   In the absence of an election when mandatory annuity payments are to begin, we will make annual annuity payments in the form of a single life fixed annuity with ten payments certain, by applying the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. The amount that will be applied to provide such Annuity payments will be the greater of:

       (1)the present value of the future Annual Income Amount payments. Such present value will be calculated using the greater of the single life fixed annuity rates then currently available or the single life fixed annuity rates guaranteed in your Annuity; and
       (2)the Account Value.

..   If no withdrawal was ever taken, we will calculate the Annual Income Amount as if you made your first withdrawal on the date the annuity payments are to begin.
..   Please note that payments that we make under this benefit after the Annuity
    Anniversary coinciding with or next following the annuitant's 95/th/ birthday will be treated as annuity payments.

 Other Important Considerations
..   Withdrawals under the Highest Daily Lifetime Seven benefit are subject to all of the terms and conditions of the Annuity, including any CDSC that may apply. Note that if your withdrawal of the Annual Income Amount in a given Annuity Year exceeds the applicable free withdrawal amount under the
    Annuity (but is not considered Excess Income), we will not impose any CDSC on the amount of that withdrawal. However, we may impose a CDSC on the portion of a withdrawal that is deemed Excess Income.
..   Withdrawals made while the Highest Daily Lifetime Seven Benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. The Highest Daily Lifetime Seven Benefit does not directly affect the Account Value or surrender value, but any withdrawal will decrease the Account Value by the amount of the withdrawal (plus any applicable CDSC). If you surrender your Annuity you will receive the current surrender value.
..   You can make withdrawals from your Annuity while your Account Value is greater than zero without purchasing the Highest Daily Lifetime Seven benefit. The Highest Daily Lifetime Seven benefit provides a guarantee that if your Account Value declines due to market performance, you will be able to receive your Annual Income Amount in the form of periodic benefit payments.
..   Upon inception of the benefit, 100% of your Account Value must be allocated to the permitted Sub-accounts.
..   You cannot allocate Purchase Payments or transfer Account Value to or from the AST Investment Grade Bond Portfolio Sub-account (see description below) if you elect this benefit. A summary description of the AST Investment
    Grade Bond Portfolio appears within the Prospectus section entitled "What Are The Investment Objectives and Policies of The Portfolios?". Upon the initial transfer of your Account Value into the AST Investment Grade Bond Portfolio, we will send a prospectus for that Portfolio to you, along with your confirmation. In addition, you can find a copy of the AST Investment Grade Bond Portfolio prospectus by going to www.prudentialannuities.com.
..   Transfers to and from the elected Sub-accounts and an AST Investment Grade
    Bond Portfolio Sub-account triggered by the mathematical formula component of the benefit will not count toward the maximum number of free transfers allowable under an Annuity.
..   You must allocate your Account Value in accordance with the then available investment option(s) that we may prescribe in order to elect and maintain the Highest Daily Lifetime Seven benefit. If, subsequent to your election of the benefit, we change our requirements for how Account Value must be allocated under the benefit, the new requirement will apply only to new elections of the benefit, and we will not compel you to re-allocate your Account Value in accordance with our newly adopted requirements. Subject to any change in requirements, transfer of Account Value and allocation of additional Purchase Payments may be subject to new investment limitations.

..   If you elect this benefit, and in connection with that election you are required to reallocate to different investment options permitted under this benefit, then on the Valuation Day on which we receive your request in Good Order, we will (i) sell units of the non-permitted investment options and
    (ii) invest the proceeds of those sales in permitted investment options that you have designated. During this reallocation process, your Account Value allocated to the Sub-accounts will remain exposed to investment risk, as is the case generally. The newly-elected benefit will commence at the close of business on the following Valuation Day. Thus, the protection afforded by the newly-elected benefit will not arise until the close of business on the following Valuation Day.

..   The fee for Highest Daily Lifetime Seven is 0.60% annually of the Protected
    Withdrawal Value. We deduct this fee at the end of each quarter, where each such quarter is part of a year that begins on the effective date of the benefit or an anniversary thereafter. Thus, on each such quarter-end (or the next Valuation Day, if the quarter-end is not a Valuation Day), we deduct 0.15% of the Protected Withdrawal Value at the end of the quarter. We deduct the fee pro rata from each of your Sub-accounts including the AST Investment Grade Bond Portfolio Sub-account. Since this fee is based on the Protected Withdrawal Value the fee for Highest Daily Lifetime Seven may be greater than it would have been, had it been based on the Account Value alone. If the fee to be deducted exceeds the current Account Value, we will reduce the Account
    Value to zero, and continue the benefit as described above.

 Election of and Designations under the Benefit
 For Highest Daily Lifetime Seven, there must be either a single Owner who is the same as the Annuitant, or if the Annuity is entity owned, there must be a single natural person Annuitant. In either case, the Annuitant must be at least 55 years old.

 Any change of the Annuitant under the Annuity will result in cancellation of Highest Daily Lifetime Seven. Similarly, any change of Owner will result in cancellation of Highest Daily Lifetime Seven, except if (a) the new Owner has the same taxpayer identification number as the previous owner (b) ownership is transferred from a custodian to the Annuitant, or vice versa or (c) ownership is transferred from one entity to another entity.

 Highest Daily Lifetime Seven can be elected at the time that you purchase your Annuity or after the Issue Date.


 If you wish, you may cancel the Highest Daily Lifetime Seven benefit. You may then elect Highest Daily Lifetime 7 Plus, Highest Daily Lifetime 7 Plus with Beneficiary Income Option, Highest Daily Lifetime 7 Plus with Lifetime Income Accelerator, Spousal Highest Daily Lifetime 7 Plus, or Spousal Highest Daily Lifetime 7 Plus with Beneficiary Income Option (or any other currently available living benefit) on the Valuation Day after you have cancelled the Highest Daily Lifetime Seven benefit, provided the request is received in good order (subject to state availability and any applicable age requirements). Upon cancellation of any Highest Daily Lifetime Seven benefit, any Account Value allocated to the AST Investment Grade Bond Portfolio Sub-account used with the formula will be reallocated to the Permitted Sub-Accounts according to your most recent allocation instructions or, in absence of such instructions, pro rata. You should be aware that upon termination of Highest Daily Lifetime Seven, you will lose the Protected Withdrawal Value (including the Tenth Anniversary Date Guarantee), Annual Income Amount, and the Return of Principal Guarantee that you had accumulated under the benefit. Thus, the initial guarantees under any newly-elected benefit will be based on your current Account Value at the time you elect a new benefit. Once the Highest Daily Lifetime Seven benefit is canceled you are not required to re-elect another optional living benefit and any subsequent benefit election may be made on or after the first Valuation Day following the cancellation of the Highest Daily Lifetime Seven benefit provided that the benefit you are looking to elect is available on a post-issue basis. Any such new benefit may be more expensive.


 Return of Principal Guarantee
 If you have not made a withdrawal before the Tenth Anniversary, we will increase your Account Value on that Tenth Anniversary (or the next Valuation Day, if that anniversary is not a Valuation Day), if the requirements set forth in this paragraph are met. On the Tenth Anniversary, we add:

 a) your Account Value on the day that you elected Highest Daily Lifetime Seven; and
 b) the sum of each Purchase Payment you made during the one-year period after you elected the benefit.

 If the sum of (a) and (b) is greater than your Account Value on the Tenth Anniversary, we increase your Account Value to equal the sum of (a) and (b), by contributing funds from our general account. If the sum of (a) and (b) is less than or equal to your Account Value on the Tenth Anniversary, we make no such adjustment. The amount that we add to your Account Value under this provision will be allocated to each of your variable investment options (including the bond Sub-account used with this benefit), in the same proportion that each such Sub-account bears to your total Account Value, immediately before the application of the amount. Any such amount will not be considered a Purchase Payment when calculating your Protected Withdrawal Value, your death benefit, or the amount of any optional benefit that you may have selected, and therefore will have no direct impact on any such values at the time we add this amount. This potential addition to Account Value is available only if you have elected Highest Daily Lifetime Seven and if you meet the conditions set forth in this paragraph. Thus, if you take a withdrawal prior to the Tenth Anniversary, you are not eligible to receive the Return of Principal Guarantee.

 Termination of the Benefit
 You may terminate the benefit at any time by notifying us. If you terminate the benefit, any guarantee provided by the benefit will terminate as of the date the termination is effective, and certain restrictions on re-election will apply as described above. The benefit terminates: (i) upon your termination of the benefit (ii) upon your surrender of the Annuity (iii) upon your election to begin receiving annuity payments (although if you have elected to the Annual Income Amount in the form of Annuity payments, we will continue to pay the Annual Income Amount) (iv) upon the death of the Annuitant
 (v) if both the Account Value and Annual Income Amount equal zero or (vi) if you cease to meet our requirements for issuing the benefit (see Elections and Designations under the Benefit).

 Upon termination of Highest Daily Lifetime Seven other than upon the death of the Annuitant, we impose any accrued fee for the benefit (i.e., the fee for the pro-rated portion of the year since the fee was last assessed), and thereafter we cease deducting the charge for the benefit. With regard to your investment allocations, upon termination we will: (i) leave intact amounts that are held in the variable investment options, and (ii) transfer all amounts held in the AST Investment Grade Bond Portfolio Sub-account to your variable investment options, based on your existing allocation instructions or (in the absence of such existing instructions) pro rata (i.e. in the same proportion as the current balances in your variable investment options).

 Mathematical Formula Component of Highest Daily Lifetime Seven
 As indicated above, we limit the Sub-accounts to which you may allocate Account Value if you elect Highest Daily Lifetime Seven. For purposes of the benefit, we refer to those permitted Sub-accounts as the "Permitted Sub-accounts". As a requirement of participating in Highest Daily Lifetime Seven, we require that you participate in our specialized asset transfer program, under which we may transfer Account Value between the Permitted Sub-accounts and a specified bond fund within the Advanced Series Trust (the "AST Investment Grade Bond Sub-account"). We determine whether to make a transfer, and the amount of any transfer, under a non-discretionary formula, discussed below. The AST Investment Grade Bond Sub-account is available only with this benefit, and thus you may not allocate Purchase Payments to the AST Investment Grade Bond Sub-account. Under the formula component of Highest Daily Lifetime Seven, we monitor your Account Value daily and, if dictated by the formula, systematically transfer amounts between the Permitted Sub-accounts you have chosen and the AST Investment Grade Bond Sub-account. Any transfer would be made in accordance with a formula, which is set forth in the Appendices to this prospectus.

 Speaking generally, the formula, which we apply each Valuation Day, operates as follows. The formula starts by identifying an income basis for that day and then multiplies that figure by 5%, to produce a projected (i.e., hypothetical) income amount. Note that we use 5% in the formula, irrespective of the Annuitant's attained age. Then we produce an estimate of the total amount we would target in our allocation model, based on the projected income amount and factors set forth in the formula. In the formula, we refer to that value as the "Target Value" or "L". If you have already made a withdrawal, your projected income amount (and thus your Target Value) would take into account any automatic step-up, any subsequent purchase payments, and any excess withdrawals. Next, the formula subtracts from the Target Value the amount held within the AST Investment Grade Bond Sub-account on that day, and divides that difference by the amount held within the Permitted Sub-accounts. That ratio, which essentially isolates the amount of your Target Value that is not offset by amounts held within the AST Investment Grade Bond Sub-account, is called the "Target Ratio" or "r". If the Target Ratio exceeds a certain percentage (currently 83%), it means essentially that too much Target Value is not offset by assets within the AST Investment Grade Bond Sub-account, and therefore we will transfer an amount from your Permitted Sub-accounts to the AST Investment Grade Bond Sub-account. Conversely, if the Target Ratio falls below a certain percentage (currently 77%), then a transfer from the AST Investment Grade Bond Sub-account to the Permitted Sub-accounts would occur.

 If you elect the new formula (90% Cap Rule), see discussion below.

 As you can glean from the formula, poor investment performance of your Account Value may result in a transfer of a portion of your variable Account Value to the AST Investment Grade Bond Sub-account because such poor investment performance will tend to increase the Target Ratio. Moreover, "flat" investment returns of your Account Value over a period of time also could result in the transfer of your Account Value from the Permitted Sub-accounts to the AST Investment Grade Bond Sub-account. Because the amount allocated to the AST Investment Grade Bond Sub-account and the amount allocated to the Permitted Sub-accounts each is a variable in the formula, the investment performance of each affects whether a transfer occurs for your Annuity. In deciding how much to transfer, we use another formula, which essentially seeks to re-balance amounts held in the Permitted Sub-accounts and the AST Investment Grade Bond Sub-account so that the Target Ratio meets a target, which currently is equal to 80%. Once you elect Highest Daily Lifetime Seven, the ratios we use will be fixed. For newly-issued Annuities that elect Highest Daily Lifetime Seven and existing Annuities that elect Highest Daily Lifetime Seven, however, we reserve the right, subject to any required regulatory approval, to change the ratios.

 While you are not notified when your Annuity reaches a reallocation trigger, you will receive a confirmation statement indicating the transfer of a portion of your Account Value either to or from the AST Investment Grade Bond Sub-account. The formula by which the reallocation triggers operate is designed primarily to mitigate the financial risks that we incur in providing the guarantee under Highest Daily Lifetime Seven.

 Depending on the results of the calculation relative to the reallocation triggers, we may, on any day:
   . Not make any transfer between the Permitted Sub-accounts and the AST Investment Grade Bond Sub-account; or
   . If a portion of your Account Value was previously allocated to the AST Investment Grade Bond Sub-account, transfer all or a portion of those amounts to the Permitted Sub-accounts, based on your existing allocation instructions or (in the absence of such existing instructions) pro rata (i.e., in the same proportion as the current balances in your variable investment options); or
   . Transfer all or a portion of your Account Value in the Permitted Sub-accounts pro rata to the AST Investment Grade Bond Sub-account.

 Therefore, at any given time, some, none, or all of your Account Value may be allocated to the AST Investment Grade Bond Sub-account. If your entire Account Value is transferred to the AST Investment Grade Bond Sub-account, then based on the way the formula operates, the formula will not transfer amounts out of the AST Investment Grade Bond Sub-account to the Permitted Sub-accounts and the entire Account Value would remain in the AST Investment Grade Bond Sub-account. If you make additional Purchase Payments to your Annuity, they will be allocated to the Sub-accounts according to your allocation instructions. Such additional Purchase Payments may or may not cause the formula to transfer money in or out of the AST Investment Grade Bond Sub-account. Once the Purchase Payments are allocated to your Annuity, they will also be subject to the formula, which may result in immediate transfers to or from the AST Investment Grade Bond Sub-accounts, if dictated by the formula. The amounts of any such transfers will vary (and in some instances, could be large), as dictated by the formula, and will depend on the factors listed below.

 The amount that is transferred to and from the AST Investment Grade Bond Sub-account pursuant to the formula depends upon a number of factors unique to your Annuity (and is not necessarily directly correlated with the securities markets, bond markets, or interest rates, in general) including:
   .   How long you have owned Highest Daily Lifetime Seven;
   .   The performance of the Permitted Sub-accounts you have chosen;
   .   The performance of the AST Investment Grade Bond Sub-account;
   .   The amount allocated to each of the Permitted Sub-accounts you have chosen;
   .   The amount allocated to the AST Investment Grade Bond Sub-account;
   .   Additional Purchase Payments, if any, you make to your Annuity;
   . Withdrawals, if any, you take from your Annuity (withdrawals are taken pro rata from your Account Value).

 Any Account Value in the AST Investment Grade Bond Sub-account will not be available to participate in the investment experience of the Permitted Sub-accounts if there is a recovery until it is moved out of the AST Investment Grade Bond Sub-account.

 The more of your Account Value allocated to the AST Investment Grade Bond Sub-account under the formula, the greater the impact of the performance of that Sub-account in determining whether (and how much) of your Account Value is transferred back to the Permitted Sub-accounts. Further, it is possible under the formula, that if a significant portion your Account Value is allocated to the AST Investment Grade Bond Sub-account and that Sub-account has good performance but the performance of your Permitted Sub-accounts is negative, that the formula might transfer your Account Value to the Permitted Sub-accounts. Thus, the converse is true too (the more you have allocated to the Permitted Sub-accounts, the greater the impact of the performance of those Sub-accounts will have on any transfer to the AST Investment Grade Bond Sub-account).

 Additional Tax Considerations

 If you purchase an annuity as an investment vehicle for "qualified" investments, including an IRA, SEP-IRA, Tax Sheltered Annuity (or 403(b)) or employer plan under Code Section 401(a), the Required Minimum Distribution rules under the Code provide that you begin receiving periodic amounts from your annuity beginning after age 70 1/2. For a Tax Sheltered Annuity or a 401(a) plan for which the participant is not a greater than five (5) percent owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the owner's lifetime. The amount required under the Code may exceed the Annual Income Amount, which will cause us to increase the Annual Income Amount in any Annuity Year that Required Minimum Distributions due from your Annuity are greater than such amounts. In addition, the amount and duration of payments under the annuity payment and death benefit provisions may be adjusted so that the payments do not trigger any penalty or excise taxes due to tax considerations such as Required Minimum Distribution provisions under the tax law. Please note, however, that any withdrawal you take prior to the Tenth Anniversary, even if withdrawn to satisfy required minimum distribution rules, will cause you to lose the ability to receive the Return of Principal Guarantee and the guaranteed amount described above under "Key Feature - Protected Withdrawal Value".


 Note that under the Worker, Retiree and Employer Recovery Act of 2008, Required Minimum Distributions are suspended for 2009 and are scheduled to resume in 2010. We will continue to treat the calculated amount that would have been a required minimum distribution if not for the suspension as the amount available for withdrawal if you so choose.

 As indicated, withdrawals made while this Benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Please see the Tax Considerations section of the prospectus for a detailed discussion of the tax treatment of withdrawals. We do not address each potential tax scenario that could arise with respect to this Benefit here. However, we do note that if you participate in Highest Daily Lifetime Seven through a non-qualified annuity, as with all withdrawals, once all Purchase Payments are returned under the Annuity, all subsequent withdrawal amounts will be taxed as ordinary income.

 Highest Daily Lifetime Seven/SM/ with Beneficiary Income Option
 There is an optional death benefit feature under this benefit, the amount of which is linked to your Annual Income Amount. We refer to this optional death benefit as the Beneficiary Income Option or ("BIO"). You may choose Highest Daily Lifetime Seven without also selecting the Beneficiary Income Option death benefit. You must elect the Beneficiary Income Option death benefit at the time you elect Highest Daily Lifetime Seven. Highest Daily Lifetime Seven with Beneficiary Income Option is only available

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 in states that have not yet approved Highest Daily Lifetime 7 Plus with
 Beneficiary Income Option. If you terminate your Highest Daily Lifetime Seven benefit to elect the Highest Daily Lifetime Seven with Beneficiary Income Option benefit, you will lose the guarantees that you had accumulated under your Highest Daily Lifetime Seven benefit and will begin new guarantees under the Highest Daily Lifetime Seven with BIO benefit based on the Account Value as of the date the new benefit becomes active.

 If you elect this death benefit, you may not elect any other optional benefit. You may elect the Beneficiary Income Option death benefit so long as the Annuitant is no older than age 75 at the time of election. For purposes of this optional death benefit, we calculate the Annual Income Amount and Protected Withdrawal Value in the same manner that we do under Highest Daily Lifetime Seven itself . Because the fee for this benefit is based on the Protected Withdrawal Value, the fee for Highest Daily Lifetime Seven with the Beneficiary Income Option may be greater than it would have been based on the Account Value alone.

 Upon a death that triggers payment of a death benefit under the Annuity, we identify the following amounts: (a) the amount of the basic death benefit under the Annuity (b) the Protected Withdrawal Value and (c) the Annual Income Amount. If there were no withdrawals prior to the date of death, then we calculate the Protected Withdrawal Value for purposes of this death benefit as of the date of death, and we calculate the Annual Income Amount as if there were a withdrawal on the date of death. If there were withdrawals prior to the date of death, then we set the Protected Withdrawal Value and Annual Income Amount for purposes of this death benefit as of the date that we receive due proof of death.

 If there is one beneficiary, he/she must choose to receive either the basic death benefit (in a lump sum or other permitted form of distribution) or the Beneficiary Income Option death benefit (in the form of periodic payments of the Annual Income Amount - such payments may be annual or at other intervals that we permit). If there are multiple beneficiaries, each beneficiary is presented with the same choice. Thus, each beneficiary can choose to take his/her portion of either (a) the basic death benefit or (b) the Beneficiary Income Option death benefit. In order to receive the Beneficiary Income Option death benefit, each beneficiary's share of the death benefit proceeds must be allocated as a percentage of the total death benefit to be paid. We allow a beneficiary who has opted to receive the Annual Income Amount to designate another beneficiary, who would receive any remaining payments upon the former beneficiary's death. Note also that the final payment, exhausting the Protected Withdrawal Value, may be less than the Annual Income Amount.

 Here is an example to illustrate how the death benefit may be paid:
..   Assume that (i) the basic death benefit is $50,000, the Protected
    Withdrawal Value is $100,000, and the Annual Income Amount is $5,000;
    (ii) there are two beneficiaries (the first designated to receive 75% of the death benefit and the second designated to receive 25% of the death benefit); (iii) the first beneficiary chooses to receive his/her portion of the death benefit in the form of the Annual Income Amount, and the second beneficiary chooses to receive his/her portion of the death benefit with reference to the basic death benefit.
..   Under those assumptions, the first beneficiary will be paid a pro-rated portion of the Annual Income Amount for 20 years (the 20 year pay out period is derived from the $5,000 Annual Income Amount, paid each year until it exhausts the entire $100,000 Protected Withdrawal Value).

 The pro-rated portion of the Annual Income Amount, equal to $3,750 annually (i.e., the first beneficiary's 75% share multiplied by $5000), is then paid each year for the 20 year period. Payment of $3,750 for 20 years results in total payments of $75,000 (i.e., the first beneficiary's 75% share of the $100,000 Protected Withdrawal Value).

 The second beneficiary would receive 25% of the basic death benefit amount (or $12,500).

 If you elect to terminate Highest Daily Lifetime Seven with Beneficiary Income Option, both Highest Daily Lifetime Seven and that death benefit option will be terminated. You may not terminate the death benefit option without terminating the entire benefit. If you terminate Highest Daily Lifetime Seven with Beneficiary Income Option, your ability to elect other optional living benefits will be affected as indicated in the "Election and Designations under the Benefit" section, above.

 Highest Daily Lifetime Seven/SM/ with Lifetime Income Accelerator
 There is another version of Highest Daily Lifetime Seven that we call Highest Daily Lifetime Seven with Lifetime Income Accelerator ("Highest Daily Lifetime Seven with LIA"). Highest Daily Lifetime Seven with Lifetime Income Accelerator is only available in states where Highest Daily Lifetime 7 Plus with Lifetime Income Accelerator is not yet approved. Highest Daily Lifetime Seven with LIA is offered as an alternative to other lifetime withdrawal options. If you elect this benefit, you may not elect any other optional benefit. The income benefit under Highest Daily Lifetime Seven with LIA currently is based on a single "designated life" who is between the ages of 55 and 75 on the date that the benefit is elected. If you terminate your Highest Daily Lifetime Seven Benefit to elect the Highest Daily Lifetime Seven with LIA benefit, you will lose the guarantees that you had accumulated under your Highest Daily Lifetime Seven benefit and will begin the new guarantees under the Highest Daily Lifetime Seven benefit with LIA based on the account value as of the date the new benefit becomes active.

 Highest Daily Lifetime Seven with LIA is not long-term care insurance and should not be purchased as a substitute for long-term care insurance. The income you receive through the Lifetime Income Accelerator may be used for any purpose, and it may or may not be sufficient to address expenses you may incur for long-term care. You should seek professional advice to determine your financial needs for long-term care.

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 Highest Daily Lifetime Seven with LIA guarantees, until the death of the single designated life, the ability to withdraw an amount equal to double the Annual Income Amount (which we refer to as the "LIA Amount") if you meet the conditions set forth below. If you choose the Highest Daily Lifetime Seven with LIA, the maximum charge is 2.00% of Protected Withdrawal Value ("PWV") annually. We deduct the current charge (0.95% of PWV) at the end of each quarter, where each such quarter is part of a year that begins on the effective date of the benefit or an anniversary thereafter. Thus, on each such quarter-end (or the next Valuation Day, if the quarter-end is not a Valuation
 Day), we deduct 0.2375% of the Protected Withdrawal Value at the end of the quarter. We deduct the fee pro rata from each of your Sub-accounts including the AST Investment Grade Bond Portfolio Sub-account. Since this fee is based on the protected withdrawal value, the fee for Highest Daily Lifetime Seven with LIA may be greater than it would have been, had it been based on the Account Value alone. If the fee to be deducted exceeds the current Account Value, we will reduce the Account Value to zero, and continue the benefit as described below.

 If this benefit is being elected on an Annuity held as a 403 (b) plan, then in addition to meeting the eligibility requirements listed below for the LIA Amount you must separately qualify for distributions from the 403 (b) plan itself.

 You may choose Highest Daily Lifetime Seven without also electing LIA, however you may not elect LIA without Highest Daily Lifetime Seven. All terms and conditions of Highest Daily Lifetime Seven apply to this version of the benefit, except as described herein. Currently, if you elect Highest Daily Lifetime Seven with LIA and subsequently terminate the benefit, you will be able to re-elect Highest Daily Lifetime Seven with LIA but all conditions of the benefit described below must be met, and you may be subject to a waiting period until you can elect this or another lifetime withdrawal benefit.

 Eligibility Requirements for LIA Amount. Both a waiting period of 36 months, from the benefit effective date, and an elimination period of 120 days, from the date of notification that one or both of the requirements described immediately below have been met, apply before you can become eligible for the LIA Amount. Assuming the 36 month waiting period has been met and we have received the notification referenced in the immediately preceding sentence, the LIA amount would be available for withdrawal on the Valuation Day immediately after the 120/th/ day. The waiting period and the elimination period may run concurrently. In addition to satisfying the waiting and elimination period, either or both of the following requirements ("LIA conditions") must be met. It is not necessary to meet both conditions:

 (1)The designated life is confined to a qualified nursing facility. A qualified nursing facility is a facility operated pursuant to law or any state licensed facility providing medically necessary in-patient care which is prescribed by a licensed physician in writing and based on physical limitations which prohibit daily living in a non-institutional setting.
 (2)The designated life is unable to perform two or more basic abilities of caring for oneself or "activities of daily living." We define these basic abilities as:

    i. Eating: Feeding oneself by getting food into the body from a receptacle (such as a plate, cup or table) or by a feeding tube or intravenously.
    ii.Dressing: Putting on and taking off all items of clothing and any necessary braces, fasteners or artificial limbs.
   iii.Bathing: Washing oneself by sponge bath; or in either a tub or shower, including the task of getting into or out of the tub or shower. iv.Toileting: Getting to and from the toilet, getting on and off the toilet, and performing associated personal hygiene.
    v. Transferring: Moving into or out of a bed, chair or wheelchair. vi.Continence: Maintaining control of bowel or bladder function; or when unable to maintain control of bowel or bladder function, the ability to perform personal hygiene (including caring for catheter or colostomy bag).

 You must notify us when the LIA conditions have been met. If, when we receive such notification, there are more than 120 days remaining until the end of the waiting period described above, you will not be eligible for the LIA Amount. If there are 120 days or less remaining until the end of the waiting period when we receive notification that the LIA conditions are met, we will determine eligibility for the LIA Amount through our then current administrative process, which may include, but is not limited to, documentation verifying the LIA conditions and/or an assessment by a third party of our choice. Such assessment may be in person and we will assume any costs associated with the aforementioned assessment. Once eligibility is determined, the LIA Amount is equal to double the Annual Income Amount as described in this prospectus under the Highest Daily Lifetime Seven Benefit.

 Additionally, we will reassess your eligibility on an annual basis although your LIA benefit for the year that immediately precedes our reassessment will not be affected if it is determined that you are no longer eligible. Your first reassessment may occur in the same year as your initial assessment. If we determine you are no longer eligible to receive the LIA Amount, upon the next Annuity Anniversary the Annual Income Amount would replace the LIA Amount. There is no limit on the number of times you can become eligible for the LIA Amount, however, each time would require the completion of the 120-day elimination period, notification that the designated life meets the LIA conditions, and determination, through our then current administrative process, that you are eligible for the LIA Amount, each as described above.

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 You should also keep in mind that, at the time you are experiencing the LIA conditions that would qualify you for the LIA Amount, you may also be experiencing other disabilities that could impede your ability to conduct your affairs. You may wish to consult with a legal advisor to determine whether you should authorize a fiduciary who could notify us if you meet the LIA conditions and apply for the benefit.



 LIA amount at the first Withdrawal. If your first withdrawal subsequent to election of Highest Daily Lifetime Seven with LIA occurs while you are eligible for the LIA Amount, the available LIA Amount is equal to double the Annual Income Amount.

 LIA amount after the first Withdrawal. If you become eligible for the LIA Amount after you have taken your first withdrawal, the available LIA amount for the current and subsequent Annuity Years is equal to double the then current Annual Income Amount, however the available LIA amount in the current Annuity Year is reduced by any withdrawals that have been taken in the current Annuity Year. Cumulative withdrawals in an Annuity Year which are less than or equal to the LIA Amount (when eligible for the LIA amount) will not reduce your LIA Amount in subsequent Annuity Years, but any such withdrawals will reduce the LIA Amount on a dollar-for-dollar basis in that Annuity Year.

 Withdrawals In Excess of the LIA amount. If your cumulative withdrawals in an Annuity Year are in excess of the LIA Amount when you are eligible ("Excess Withdrawal"), your LIA Amount in subsequent years will be reduced (except with regard to required minimum distributions) by the result of the ratio of the excess portion of the withdrawal to the Account Value immediately prior to the Excess Withdrawal. Reductions include the actual amount of the withdrawal, including any CDSC that may apply. Withdrawals of any amount up to and including the LIA Amount will reduce the Protected Withdrawal Value by the amount of the withdrawal. Excess Withdrawals will reduce the Protected Withdrawal Value by the same ratio as the reduction to the LIA Amount. Any withdrawals that are less than or equal to the LIA amount (when eligible) but in excess of the free withdrawal amount available under this Annuity will not incur a CDSC.

 Withdrawals are not required. However, subsequent to the first withdrawal, the LIA Amount is not increased in subsequent Annuity Years if you decide not to take a withdrawal in an Annuity Year or take withdrawals in an Annuity Year that in total are less than the LIA Amount.

 Purchase Payments. If you are eligible for the LIA Amount as described under "Eligibility Requirements for LIA Amount" and you make an additional Purchase Payment, we will increase your LIA Amount by double the amount we add to your Annual Income Amount.

 Step Ups. If your Annual Income Amount is stepped up, your LIA Amount will be stepped up to equal double the stepped up Annual Income Amount.

 Guarantee Payments. If your Account Value is reduced to zero as a result of cumulative withdrawals that are equal to or less than the LIA Amount, or as a result of the fee that we assess for Highest Daily Lifetime Seven with LIA, and there is still a LIA Amount available, we will make an additional payment for that Annuity Year equal to the remaining LIA Amount. Thus, in that scenario, the remaining LIA Amount would be payable even though your Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the LIA Amount as described in this section. We will make payments until the death of the single designated life. Should the designated life no longer qualify for the LIA amount (as described under "Eligibility Requirements for LIA Amount" above), the Annual Income Amount would continue to be available. Subsequent eligibility for the LIA Amount would require the completion of the 120 day elimination period as well as meeting the LIA conditions listed above under "Eligibility Requirements for LIA Amount". To the extent that cumulative withdrawals in the current Annuity Year that reduce your Account Value to zero are more than the LIA Amount (except in the case of required minimum distributions), Highest Daily Lifetime Seven with LIA terminates, and no additional payments are made.

 Annuity Options. In addition to the Highest Daily Lifetime Seven Annuity Options described above, after the 10/th/ benefit anniversary you may also request that we make annuity payments each year equal to the Annual Income Amount. In any year that you are eligible for the LIA Amount, we make annuity payments equal to the LIA Amount. If you would receive a greater payment by applying your Account Value to receive payments for life under your Annuity, we will pay the greater amount. Prior to the 10/th/ benefit anniversary this option is not available.

 We will continue to make payments until the death of the Designated Life. If this option is elected, the Annual Income Amount and LIA Amount will not increase after annuity payments have begun.

 If you elect Highest Daily Lifetime Seven with LIA, and never meet the eligibility requirements you will not receive any additional payments based on the LIA Amount.

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 Optional 90% Cap Rule Feature for Formula for Highest Daily Lifetime Seven

 If you currently own an Annuity and have elected the Highest Daily Lifetime Seven Income Benefit (including Highest Daily Lifetime Seven with Beneficiary Income Option and Highest Daily Lifetime Seven with Lifetime Income Accelerator) or Spousal Highest Daily Lifetime Seven Income Benefit (including Spousal Highest Daily Lifetime Seven with Beneficiary Income Option), you can elect this feature (subject to state approval) which utilizes a new mathematical formula. The new formula is described below and will replace the "Transfer Calculation" portion of the mathematical formula currently used in connection with your benefit on a prospective basis. This election may only be made once and may not be revoked once elected. The new mathematical formula is added to Appendix E.


 Under the new formula, the formula will not execute a transfer to the AST Investment Grade Bond Sub-account that results in more than 90% of your Account Value being allocated to the AST Investment Grade Bond Sub-account ("90% cap" or "90% Cap Rule"). Thus, on any Valuation Day, if the formula would require a transfer to the AST Investment Grade Bond Sub-account that would result in more than 90% of the Account Value being allocated to the AST Investment Grade Bond Sub-account, only the amount that results in exactly 90% of the Account Value being allocated to the AST Investment Grade Bond Sub-account will be transferred. Additionally, future transfers into the AST Investment Grade Bond Sub-account will not be made (regardless of the performance of the AST Investment Grade Bond Sub-account and the Permitted Sub-accounts) at least until there is first a transfer out of the AST Investment Grade Bond Sub-account. Once this transfer occurs out of the AST Investment Grade Bond Sub-account, future amounts may be transferred to or from the AST Investment Grade Bond Sub-account if dictated by the formula (subject to the 90% cap). At no time will the formula make a transfer to the AST Investment Grade Bond Sub-account that results in greater than 90% of your Account Value being allocated to the AST Investment Grade Bond Sub-account. However, it is possible that, due to the investment performance of your allocations in the AST Investment Grade Bond Sub-account and your allocations in the Permitted Sub-accounts you have selected, your Account Value could be more than 90% invested in the AST Investment Grade Bond Sub-account.

 If you make additional purchase payments to your Annuity while the 90% cap is in effect, the formula will not transfer any of such additional purchase payments to the AST Investment Grade Bond Sub-account at least until there is first a transfer out of the AST Investment Grade Bond Sub-account, regardless of how much of your Account Value is in the Permitted Sub-accounts. This means that there could be scenarios under which, because of the additional purchase payments you make, less than 90% of your entire Account Value is allocated to the AST Investment Grade Bond Sub-account, and the formula will still not transfer any of your Account Value to the AST Investment Grade Bond
 Sub-account (at least until there is first a transfer out of the AST
 Investment Grade Bond Sub-account). For example,
..   March 19, 2009 - a transfer is made that results in the 90% cap being met and now $90,000 is allocated to the AST Investment Grade Bond Sub-account and $10,000 is allocated to the Permitted Sub-accounts.
..   March 20, 2009 - you make an additional purchase payment of $10,000. No transfers have been made from the AST Investment Grade Bond Sub-account to the Permitted Sub-accounts since the cap went into effect on March 19, 2009.
..   As of March 20, 2009 (and at least until first a transfer is made out of the AST Investment Grade Bond Sub-account under the formula) - the $10,000 payment is allocated to the Permitted Sub-accounts and now you have 82% in the AST Investment Grade Bond Sub-account and 18% in the Permitted Sub-accounts (such that $20,000 is allocated to the Permitted Sub-accounts and $90,000 is allocated to the AST Investment Grade Bond Sub-account).
..   Once there is a transfer out of the AST Investment Grade Bond Sub-account
    (of any amount), the formula will operate as described above, meaning that the formula could transfer amounts to or from the AST Investment Grade Bond Sub-account if dictated by the formula (subject to the 90% cap).

 Under the operation of the formula, the 90% cap may come into existence and may be removed multiple times while you participate in the benefit. We will continue to monitor your Account Value daily and, if dictated by the formula, systematically transfer amounts between the Permitted Sub-accounts you have chosen and the AST Investment Grade Bond Sub-account as dictated by the formula. Once you elect this feature, the new transfer formula described above and set forth below will be the formula for your Annuity.

 In the event that more than ninety percent (90%) of your Account Value is allocated to the AST Investment Grade Bond Sub-account and you have elected this feature, up to ten percent (10%) of your Account Value currently allocated to the AST Investment Grade Bond Sub-account will be transferred to your Permitted Sub-accounts, such that after the transfer, 90% of your Account Value on the date of the transfer is in the AST Investment Grade Bond Sub-account. The transfer to the Permitted Sub-accounts will be based on your existing allocation instructions or (in the absence of such existing instructions) pro rata (i.e., in the same proportion as the current balances in your variable investment options). It is possible that additional transfers might occur after this initial transfer if dictated by the formula. The amounts of such additional transfer(s) will vary. If on the date this feature is elected 100% of your Account Value is allocated to the AST Investment Grade Bond Sub-account, a transfer of an amount equal to 10% of your Account Value will be made to your Permitted Sub-accounts. It is possible that an additional transfer to the permitted Sub-accounts could occur following the Valuation Day, and in some instances (based on the formula) this additional transfer could be large.

 Once the 90% cap rule is met, future transfers into the AST Investment Grade Bond Sub-account will not be made (regardless of the performance of the AST Investment Grade Bond Sub-account and the Permitted Sub-accounts) at least until there is first a

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 transfer out of the AST Investment Grade Bond Sub-account. Once this transfer occurs out of the AST Investment Grade Bond Sub-account, future amounts may be transferred to or from the AST Investment Grade Bond Sub-account if dictated by the formula (subject to the 90% cap).

 Important Consideration When Electing the New Formula:
..   At any given time, some, most or none of your Account Value may be allocated to the AST Investment Grade Bond Sub-account.
..   Please be aware that because of the way the 90% cap formula operates, it is possible that more than or less than 90% of your Account Value may be allocated to the AST Investment Grade Bond Sub-account.
..   If this feature is elected, any Account Value transferred to the Permitted
    Sub-accounts is subject to the investment performance of those Sub-accounts. Your Account Value can go up or down depending of the performance of the Permitted Sub-accounts you select.

 SPOUSAL HIGHEST DAILY LIFETIME SEVEN/SM/ INCOME BENEFIT (SHD7)/SM/

 Spousal Highest Daily Lifetime Seven is the spousal version of Highest Daily Lifetime Seven. Spousal Highest Daily Lifetime Seven is only available in those states that have not yet approved Spousal Highest Daily Lifetime 7 Plus. Spousal Highest Daily Lifetime Seven must be elected based on two Designated Lives, as described below. Each Designated Life must be at least 59 1/2 years old when the benefit is elected. Spousal Highest Daily Lifetime Seven is not available if you elect any other optional living benefit or optional death benefit. As long as your Spousal Highest Daily Lifetime Seven Benefit is in effect, you must allocate your Account Value in accordance with the then permitted and available investment option(s) with this benefit. For a more detailed description of permitted investment options, see the Investment options section of this prospectus.


 The benefit that guarantees until the later death of two natural persons who are each other's spouses at the time of election of the benefit and at the first death of one of them (the "Designated Lives", and each, a "Designated Life") the ability to withdraw an annual amount (the "Annual Income Amount") equal to a percentage of an initial principal value (the "Protected Withdrawal Value") regardless of the impact of market performance on the Account Value, subject to our benefit rules regarding the timing and amount of withdrawals. The benefit may be appropriate if you intend to make periodic withdrawals from your Annuity, wish to ensure that market performance will not affect your ability to receive annual payments, and wish either spouse to be able to continue the Spousal Highest Daily Lifetime Seven benefit after the death of the first spouse. You are not required to make withdrawals as part of the benefit - the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the benefit. As discussed below, we require that you participate in our asset transfer benefit in order to participate in Spousal Highest Daily Lifetime Seven, and in Appendix E to this prospectus, we set forth the formula under which we make those asset transfers.

 As discussed below, a key component of Spousal Highest Daily Lifetime Seven is the Protected Withdrawal Value. Because each of the Protected Withdrawal Value and Annual Income Amount is determined in a way that is not solely related to Account Value, it is possible for the Account Value to fall to zero, even though the Annual Income Amount remains. You are guaranteed to be able to withdraw the Annual Income Amount until the death of the second Designated Life, provided that there have not been "excess withdrawals." Excess withdrawals, as discussed below, will reduce your Annual Income Amount. Thus, you could experience a scenario in which your Account Value was zero, and, due to your excess withdrawals, your Annual Income Amount also was reduced to zero. In that scenario, no further amount would be payable under Spousal Highest Daily Lifetime Seven.

 Key Feature - Protected Withdrawal Value
 The Protected Withdrawal Value is used to calculate the initial Annual Income Amount. On the effective date of the benefit, the Protected Withdrawal Value is equal to your Account Value. On each Valuation Day thereafter, until the earlier of the tenth anniversary of benefit election (the "Tenth Anniversary Date") or the date of the first withdrawal, the Protected Withdrawal Value is equal to the "Periodic Value" described in the next paragraph.

 The "Periodic Value" initially is equal to the Account Value on the effective date of the benefit. On each Valuation Day thereafter, until the earlier of the first withdrawal or the Tenth Anniversary Date, we recalculate the Periodic Value. We stop determining the Periodic Value upon the earlier of your first withdrawal after the effective date of the benefit or the Tenth Anniversary Date. On each Valuation Day (the "Current Valuation Day"), the Periodic Value is equal to the greater of:

 (1)the Periodic Value for the immediately preceding business day (the "Prior Valuation Day") appreciated at the daily equivalent of 7% annually during the calendar day(s) between the Prior Valuation Day and the Current Valuation Day (i.e., one day for successive Valuation Days, but more than one calendar day for Valuation Days that are separated by weekends and/or holidays), plus the amount of any adjusted Purchase Payment made on the Current Valuation Day; and
 (2)the Account Value.

 If you make a withdrawal prior to the Tenth Anniversary Date, the Protected Withdrawal Value on the date of the withdrawal is equal to the greatest of:

 (1)the Account Value; or
 (2)the Periodic Value on the date of the withdrawal.

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 If you have not made a withdrawal on or before the Tenth Anniversary Date, your Protected Withdrawal Value subsequent to the Tenth Anniversary Date is equal to the greatest of:

 (1)the Account Value; or
 (2)the Periodic Value on the Tenth Anniversary Date, increased for subsequent adjusted Purchase Payments; or
 (3)the sum of:

    (a)200% of the Account Value on the effective date of the benefit;
    (b)200% of all adjusted Purchase Payments made within one year after the effective date of the benefit; and
    (c)all adjusted Purchase Payments made after one year following the effective date of the benefit up to the date of the first withdrawal.

 On and after the date of your first withdrawal, your Protected Withdrawal Value is increased by the amount of any subsequent Purchase Payments, is reduced by withdrawals, including your first withdrawal (as described below), and is increased if you qualify for a step-up (as described below). Irrespective of these calculations, your Protected Withdrawal Value will always be at least equal to your Account Value.

 Key Feature - Annual Income Amount under the Spousal Highest Daily Lifetime Seven Benefit
 The Annual Income Amount is equal to a specified percentage of the Protected Withdrawal Value. The percentage depends on the age of the youngest Designated Life on the date of the first withdrawal after election of the benefit. The percentages are: 5% for ages 79 and younger, 6% for ages 80 to 84, 7% for ages 85 to 89, and 8% for ages 90 and older. We use the age of the youngest Designated Life even if that Designated Life is no longer a participant under the Annuity due to death or divorce. Under the Spousal Highest Daily Lifetime Seven benefit, if your cumulative withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If your cumulative withdrawals are in excess of the Annual Income Amount ("Excess Income"), your Annual Income Amount in subsequent years will be reduced (except with regard to required minimum distributions) by the result of the ratio of the Excess Income to the Account Value immediately prior to such withdrawal (see examples of this calculation below). Withdrawals of any amount up to and including the Annual Income Amount will reduce the Protected Withdrawal Value by the amount of the withdrawal. Withdrawals of Excess Income will reduce the Protected Withdrawal Value by the same ratio as the reduction to the Annual Income Amount. A Purchase Payment that you make will
 (i) increase the then-existing Annual Income Amount by an amount equal to a percentage of the Purchase Payment based on the age of the Annuitant at the time of the first withdrawal (the percentages are: 5% for ages 79 and younger, 6% for ages 80-84, 7% for ages 85-89, and 8% for ages 90 and older) and
 (ii) increase the Protected Withdrawal Value by the amount of the Purchase Payment.

 An automatic step-up feature ("Highest Quarterly Auto Step-Up") is included as part of this benefit. As detailed in this paragraph, the Highest Quarterly Auto Step-Up feature can result in a larger Annual Income Amount if your Account Value increases subsequent to your first withdrawal. We begin examining the Account Value for purposes of the Highest Quarterly Step-Up starting with the anniversary of the Issue Date of the Annuity (the "Annuity Anniversary") immediately after your first withdrawal under the benefit. Specifically, upon the first such Annuity Anniversary, we identify the Account Value on the Valuation Days corresponding to the end of each quarter that
 (i) is based on your Annuity Year, rather than a calendar year; (ii) is subsequent to the first withdrawal; and (iii) falls within the immediately preceding Annuity Year. If the end of any such quarter falls on a holiday or a weekend, we use the next Valuation Day. Having identified each of those quarter-end Account Values, we then multiply each such value by a percentage that varies based on the age of the youngest Designated Life on the Annuity Anniversary as of which the step-up would occur. The percentages are 5% for ages 79 and younger, 6% for ages 80-84, 7% for ages 85-89, and 8% for ages 90 and older. Thus, we multiply each quarterly value by the applicable percentage, adjust each such quarterly value for subsequent withdrawals and Purchase Payments, and then select the highest of those values. If the highest of those values exceeds the existing Annual Income Amount, we replace the existing amount with the new, higher amount. Otherwise, we leave the existing Annual Income Amount intact. In later years, (i.e., after the first Annuity Anniversary after the first withdrawal) we determine whether an automatic step-up should occur on each Annuity Anniversary, by performing a similar examination of the Account Values on the end of the four immediately preceding quarters. At the time that we increase your Annual Income Amount, we also increase your Protected Withdrawal Value to equal the highest quarterly value upon which your step-up was based. If, on the date that we implement a Highest Quarterly Auto Step-Up to your Annual Income Amount, the charge for Spousal Highest Daily Lifetime Seven has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Prior to increasing your charge for Spousal Highest Daily Lifetime Seven upon a step-up, we would notify you, and give you the opportunity to cancel the automatic step-up feature. If you receive notice of a proposed step-up and accompanying fee increase, you should carefully evaluate whether the amount of the step-up justifies the increased fee to which you will be subject.

 The Spousal Highest Daily Lifetime Seven benefit does not affect your ability to make withdrawals under your annuity, or limit your ability to request withdrawals that exceed the Annual Income Amount. Under Spousal Highest Daily Lifetime Seven, if your cumulative withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year.

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

 If, cumulatively, you withdraw an amount less than the Annual Income Amount in any Annuity Year, you cannot carry-over the unused portion of the Annual Income Amount to subsequent Annuity Years.

 Examples of dollar-for-dollar and proportional reductions, and the Highest Quarterly Auto Step-Up are set forth below. The values depicted here are purely hypothetical, and do not reflect the charges for the Spousal Highest Daily Lifetime Seven benefit or any other fees and charges. Assume the following for all three examples:
..   The Issue Date is December 1, 2007
..   The Spousal Highest Daily Lifetime Seven benefit is elected on March 5,
    2008.
..   The youngest Designated Life was 70 years old when he/she elected the
    Spousal Highest Daily Lifetime Seven benefit.

 Dollar-for-dollar reductions
 On May 2, 2008, the Protected Withdrawal Value is $120,000, resulting in an Annual Income Amount of $6,000 (since the youngest Designated Life is younger than 80 at the time of the 1/st/ withdrawal, the Annual Income Amount is 5% of the Protected Withdrawal Value, in this case 5% of $120,000). Assuming $2,500 is withdrawn from the Annuity on this date, the remaining Annual Income Amount for that Annuity Year (up to and including December 1, 2008) is $3,500. This is the result of a dollar-for-dollar reduction of the Annual Income Amount - $6,000 less $2,500 = $3,500.

 Proportional reductions
 Continuing the previous example, assume an additional withdrawal of $5,000 occurs on August 6, 2008 and the Account Value at the time of this withdrawal is $110,000. The first $3,500 of this withdrawal reduces the Annual Income Amount for that Annuity Year to $0. The remaining withdrawal amount - $1,500 - reduces the Annual Income Amount in future Annuity Years on a proportional basis based on the ratio of the excess withdrawal to the Account Value immediately prior to the excess withdrawal. (Note that if there were other withdrawals in that Annuity Year, each would result in another proportional reduction to the Annual Income Amount).

 Here is the calculation:

  Account Value before withdrawal                                $110,000.00
  Less amount of "non" excess withdrawal                         $  3,500.00
  Account Value immediately before excess withdrawal of $1,500   $106,500.00
  Excess withdrawal amount                                       $  1,500.00
  Divided by Account Value immediately before excess withdrawal  $106,500.00
  Ratio                                                                 1.41%
  Annual Income Amount                                           $  6,000.00
  Less ratio of 1.41%                                            $     84.51
  Annual Income Amount for future Annuity Years                  $  5,915.49

 Highest Quarterly Auto Step-Up
 On each Annuity Anniversary date, the Annual Income Amount is stepped-up if the appropriate percentage (based on the youngest Designated Life's age on the Annuity Anniversary) of the highest quarterly value since your first withdrawal (or last Annuity Anniversary in subsequent years), adjusted for withdrawals and additional Purchase Payments, is higher than the Annual Income Amount, adjusted for excess withdrawals and additional Purchase Payments.

 Continuing the same example as above, the Annual Income Amount for this Annuity Year is $6,000. However, the excess withdrawal on August 6 reduces this amount to $5,915.49 for future years (see above). For the next Annuity Year, the Annual Income Amount will be stepped-up if 5% (since the youngest Designated Life is younger than 80 on the date of the potential step-up) of the highest quarterly Account Value adjusted for withdrawals, is higher than $5,915.49. Here are the calculations for determining the quarterly values. Only the June 1 value is being adjusted for excess withdrawals as the September 1 and December 1 Valuation Days occur after the excess withdrawal on August 6.

                                 Highest Quarterly Value
                                     (adjusted with          Adjusted Annual
                                 withdrawal and Purchase Income Amount (5% of the
Date*              Account value       Payments)**       Highest Quarterly Value)
-----              ------------- ----------------------- ------------------------
June 1, 2008        $118,000.00        $118,000.00              $5,900.00
August 6, 2008      $110,000.00        $112,885.55              $5,644.28
September 1, 2008   $112,000.00        $112,885.55              $5,644.28
December 1, 2008    $119,000.00        $119,000.00              $5,950.00

 * In this example, the Annuity Anniversary date is December 1. The quarterly valuation dates are every three months thereafter - March 1, June 1, September 1, and December 1. In this example, we do not use the March 1 date as the first withdrawal took place after March 1. The Annuity Anniversary Date of December 1 is considered the fourth and final quarterly valuation date for the year.

 ** In this example, the first quarterly value after the first withdrawal is $118,000 on June 1, yielding an adjusted Annual Income Amount of $5,900.00. This amount is adjusted on August 6 to reflect the $5,000 withdrawal. The calculations for the adjustments are:
   . The Account Value of $118,000 on June 1 is first reduced dollar-for-dollar by $3,500 ($3,500 is the remaining Total Annual Income Amount for the Annuity Year), resulting in an adjusted Account Value of $114,500 before the excess withdrawal.
   . This amount ($114,500) is further reduced by 1.41% (this is the ratio in the above example which is the excess withdrawal divided by the Account Value immediately preceding the excess withdrawal) resulting in a Highest Quarterly Value of $112,885.55.

 The adjusted Annual Income Amount is carried forward to the next quarterly anniversary date of September 1. At this time, we compare this amount to 5% of the Account Value on September 1. Since the June 1 adjusted Annual Income Amount of $5,644.28 is higher than $5,600.00 (5% of $112,000), we continue to carry $5,644.28 forward to the next and final quarterly anniversary date of December 1. The Account Value on December 1 is $119,000 and 5% of this amount is $5,950. Since this is higher than $5,644.28, the adjusted Annual Income Amount is reset to $5,950.00.

 In this example, 5% of the December 1 value yields the highest amount of $5,950.00. Since this amount is higher than the current year's Annual Income Amount of $5,915.49 adjusted for excess withdrawals, the Annual Income Amount for the next Annuity Year, starting on December 2, 2008 and continuing through December 1, 2009, will be stepped-up to $5,950.00.

 Benefits Under the Spousal Highest Daily Lifetime Seven Benefit
..   To the extent that your Account Value was reduced to zero as a result of cumulative withdrawals that are equal to or less than the Annual Income Amount or as a result of the fee that we assess for Spousal Highest Daily Lifetime Seven, and amounts are still payable under Spousal Highest Daily Lifetime Seven, we will make an additional payment, if any, for that
    Annuity Year equal to the remaining Annual Income Amount for the Annuity Year. Thus, in that scenario, the remaining Annual Income Amount would be payable even though your Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the Annual Income Amount as described in this section. We will make payments until the death of the first of the Designated Lives to die, and will continue to make payments until the death of the second Designated Life as long as the Designated Lives were spouses at the time of the first death. To the extent that cumulative withdrawals in the current Annuity Year that reduced your
    Account Value to zero are more than the Annual Income Amount, the Spousal Highest Daily Lifetime Seven benefit terminates, and no additional payments will be made. However, if a withdrawal in the latter scenario was taken to meet required minimum distribution requirements under the Annuity, then the benefit will not terminate, and we will continue to pay the Annual Income Amount in the form of a fixed annuity.
..   If Annuity payments are to begin under the terms of your Annuity, or if you decide to begin receiving Annuity payments and there is a Annual Income Amount due in subsequent Annuity Years, you can elect one of the following two options:

       (1)apply your Account Value to any Annuity option available; or
       (2)request that, as of the date Annuity payments are to begin, we make Annuity payments each year equal to the Annual Income Amount. We will make payments until the first of the Designated Lives to die, and will continue to make payments until the death of the second Designated Life as long as the Designated Lives were spouses at the time of the first death. If, due to death of a Designated Life or divorce prior to annuitization, only a single Designated Life remains, then Annuity payments will be made as a life annuity for the lifetime of the Designated Life.

 We must receive your request in a form acceptable to us at our office.

..   In the absence of an election when mandatory annuity payments are to begin, we will make annual annuity payments as a joint and survivor or single (as applicable) life fixed annuity with ten payments certain, by applying the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. The amount that will be applied to provide such Annuity payments will be the greater of:

       (1)the present value of the future Annual Income Amount payments. Such present value will be calculated using the greater of the joint and survivor or single (as applicable) life fixed annuity rates then currently available or the joint and survivor or single (as applicable) life fixed annuity rates guaranteed in your Annuity; and
       (2)the Account Value.

..   If no withdrawal was ever taken, we will calculate the Annual Income Amount as if you made your first withdrawal on the date the annuity payments are to begin.
..   Please note that payments that we make under this benefit after the Annuity
    Anniversary coinciding with or next following the older of the owner or Annuitant's 95/th/ birthday will be treated as annuity payments.

 Other Important Considerations
..   Withdrawals under the Spousal Highest Daily Lifetime Seven benefit are subject to all of the terms and conditions of the Annuity, including any CDSC that may apply. Note that if your withdrawal of the Annual Income Amount in a given Annuity Year exceeds the applicable free withdrawal amount under the Annuity (but is not considered Excess Income), we will not impose any CDSC on the amount of that withdrawal. However, we may impose a CDSC on the portion of a withdrawal that is deemed Excess Income.

..   Withdrawals made while the Spousal Highest Daily Lifetime Seven Benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. The Spousal Highest Daily Lifetime Seven Benefit does not directly affect the Account Value or surrender value, but any withdrawal will decrease the Account Value by the amount of the withdrawal (plus any applicable CDSC). If you surrender your Annuity you will receive the current surrender value.

..   You can make withdrawals from your Annuity while your Account Value is greater than zero without purchasing the Spousal Highest Daily Lifetime Seven benefit. The Spousal Highest Daily Lifetime Seven benefit provides a guarantee that if your Account Value declines due to Sub-account performance, you will be able to receive your Annual Income Amount in the form of periodic benefit payments.

..   Upon inception of the benefit, 100% of your Account Value must be allocated to the permitted Sub-accounts.
..   You cannot allocate Purchase Payments or transfer Account Value to or from the AST Investment Grade Bond Portfolio Sub-account (as described below) if you elect this benefit. A summary description of the AST Investment Grade Bond Portfolio appears in the prospectus section entitled "What Are The Investment Objectives and Policies of The Portfolios?". Upon the initial transfer of your Account Value into the AST Investment Grade Bond
    Portfolio, we will send a prospectus for that Portfolio to you, along with your confirmation. In addition, you can find a copy of the AST Investment Grade Bond Portfolio prospectus by going to www.prudentialannuities.com.
..   You can make withdrawals from your Annuity without purchasing the Spousal
    Highest Daily Lifetime Seven benefit. The Spousal Highest Daily Lifetime Seven benefit provides a guarantee that if your Account Value declines due to market performance, you will be able to receive your Annual Income
    Amount in the form of periodic benefit payments.

..   Transfers to and from the elected Sub-accounts and the AST Investment Grade
    Bond Portfolio Sub-account triggered by the mathematical formula component of the benefit will not count toward the maximum number of free transfers allowable under an Annuity.

..   You must allocate your Account Value in accordance with the then available investment option(s) that we may prescribe in order to elect and maintain the Spousal Highest Daily Lifetime Seven benefit. If, subsequent to your election of the benefit, we change our requirements for how Account Value must be allocated under the benefit, the new requirement will apply only to new elections of the benefit, and we will not compel you to re-allocate your Account Value in accordance with our newly adopted requirements. Subject to any change in requirements, transfers of Account Value and allocation of Additional Purchase Payments may be subject to new investment limitations.

..   If you elect this benefit, and in connection with that election you are required to reallocate to different investment options permitted under this benefit, then on the Valuation Day on which we receive your request in Good Order, we will (i) sell units of the non-permitted investment options and
    (ii) invest the proceeds of those sales in permitted investment options that you have designated. During this reallocation process, your Account Value allocated to the Sub-accounts will remain exposed to investment risk, as is the case generally. The newly-elected benefit will commence at the close of business on the following Valuation Day. Thus, the protection afforded by the newly-elected benefit will not arise until the close of business on the following Valuation Day.

..   The fee for Spousal Highest Daily Lifetime Seven is 0.75% annually of the
    Protected Withdrawal Value. We deduct this fee at the end of each quarter, where each such quarter is part of a year that begins on the effective date of the benefit or an anniversary thereafter. Thus, on each such quarter-end (or the next Valuation Day, if the quarter-end is not a Valuation Day), we deduct 0.1875% of the Protected Withdrawal Value at the end of the quarter. We deduct the fee pro rata from each of your Sub-accounts including the AST Investment Grade Bond Sub-account. Since this fee is based on the Protected Withdrawal Value, the fee for Spousal Highest Daily Lifetime Seven may be greater than it would have been, had it been based on the Account Value alone. If the fee to be deducted exceeds the current Account Value, we will reduce the Account Value to zero, and continue the benefit as described above.

 Election of and Designations under the Benefit.
 Spousal Highest Daily Lifetime Seven can only be elected based on two Designated Lives. Designated Lives must be natural persons who are each other's spouses at the time of election of the benefit and at the death of the first of the Designated Lives to die. Currently, Spousal Highest Daily Lifetime Seven only may be elected where the Owner, Annuitant, and Beneficiary designations are as follows:
..   One Annuity Owner, where the Annuitant and the Owner are the same person and the beneficiary is the Owner's spouse. The Owner/Annuitant and the beneficiary each must be at least 59 1/2 years old at the time of election; or
..   Co-Annuity Owners, where the Owners are each other's spouses. The beneficiary designation must be the surviving spouse, or the spouses named equally. One of the owners must be the Annuitant. Each Owner must each be at least 59 1/2 years old at the time of election; or
..   One Annuity Owner, where the Owner is a custodial account established to hold retirement assets for the benefit of the Annuitant pursuant to the provisions of Section 408(a) of the Internal Revenue Code (or any successor Code section thereto) ("Custodial Account"), the beneficiary is the Custodial Account, and the spouse of the Annuitant is the Contingent Annuitant. Both the Annuitant and the Contingent Annuitant each must be at least 59 1/2 years old at the time of election.

 We do not permit a change of Owner under this benefit, except as follows:
 (a)if one Owner dies and the surviving spousal Owner assumes the Annuity or
 (b)if the Annuity initially is co-owned, but thereafter the Owner who is not the Annuitant is removed as Owner. We permit changes of beneficiary under this benefit. If the Designated Lives divorce, the Spousal Highest Daily Lifetime Seven benefit may not be divided as part of the divorce settlement or judgment. Nor may the divorcing spouse who retains ownership of the Annuity appoint a new Designated Life upon re-marriage.

 Spousal Highest Daily Lifetime Seven can be elected at the time that you purchase your Annuity or after the Issue Date.


 If you wish, you may cancel the Spousal Highest Daily Lifetime Seven benefit. You may then elect Spousal Highest Daily Lifetime 7 Plus, Spousal Highest Daily Lifetime 7 Plus with Beneficiary Income Option, Highest Daily Lifetime 7 Plus, Highest Daily Lifetime 7 Plus with Beneficiary Income Option, or Highest Daily Lifetime 7 Plus with Lifetime Income Accelerator (or any other currently available living benefit) on any Valuation Day after you have cancelled the Spousal Highest Daily Lifetime Seven benefit, provided the request is received in good order (subject to state availability and any applicable age requirements). Upon cancellation of any Spousal Highest Daily Lifetime Seven benefit, any Account Value allocated to the AST Investment Grade Bond Portfolio Sub-account used with the asset transfer formula will be reallocated to the Permitted Sub-Accounts according to your most recent allocation instruction or in absence of such instruction, pro-rata. You should be aware that upon termination of Spousal Highest Daily Lifetime Seven, you will lose the Protected Withdrawal Value (including the Tenth Anniversary Date Guarantee), Annual Income Amount, and the Return of Principal Guarantee that you had accumulated under the benefit. Thus, the initial guarantees under any newly-elected benefit will be based on your current Account Value. Once the Spousal Highest Daily Lifetime Seven benefit is cancelled you are not required to re-elect another optional living benefit and any subsequent benefit election may be made on or after the first Valuation Day following the cancellation of the Spousal Highest Daily Lifetime Seven benefit provided that the benefit you are looking to elect is available on a post-issue basis. Any such new benefit may be more expensive.


 Return of Principal Guarantee
 If you have not made a withdrawal before the Tenth Anniversary, we will increase your Account Value on that Tenth Anniversary (or the next Valuation Day, if that anniversary is not a Valuation Day), if the requirements set forth in this paragraph are met. On the Tenth Anniversary, we add:

 a) your Account Value on the day that you elected Spousal Highest Daily Lifetime Seven; and
 b) the sum of each Purchase Payment you made during the one-year period after you elected the benefit.

 If the sum of (a) and (b) is greater than your Account Value on the Tenth Anniversary, we increase your Account Value to equal the sum of (a) and (b), by contributing funds from our general account. If the sum of (a) and (b) is less than or equal to your Account Value on the Tenth Anniversary, we make no such adjustment. The amount that we add to your Account Value under this provision will be allocated to each of your variable investment options (including the bond Sub-account used with this benefit), in the same proportion that each such Sub-account bears to your total Account Value, immediately before the application of the amount. Any such amount will not be considered a Purchase Payment when calculating your Protected Withdrawal Value, your death benefit, or the amount of any optional benefit that you may have selected, and therefore will have no direct impact on any such values at the time we add this amount. This potential addition to Account Value is available only if you have elected Spousal Highest Daily Lifetime Seven and if you meet the conditions set forth in this paragraph. Thus, if you take a withdrawal prior to the Tenth Anniversary, you are not eligible to receive the Return of Principal Guarantee.

 Termination of the Benefit
 You may terminate the benefit at any time by notifying us. If you terminate the benefit, any guarantee provided by the benefit will terminate as of the date the termination is effective, and certain restrictions on re-election will apply as described above. The benefit terminates: (i) if upon the death of the first Designated Life, the surviving Designated Life opts to take the death benefit under the Annuity (thus, the benefit does not terminate solely because of the death of the first Designated Life) (ii) upon the death of the second Designated Life, (iii) upon your termination of the benefit (although if you have elected to take annuity payments in the form of the Annual Income Amount, we will continue to pay the Annual Income Amount) (iv) upon your surrender of the Annuity (v) upon your election to begin receiving annuity payments (vi) if both the Account Value and Annual Income Amount equal zero or
 (vii) if you cease to meet our requirements for issuing the benefit (see Election of and Designations under the Benefit).

 Upon termination of Spousal Highest Daily Lifetime Seven other than upon death of a Designated Life, we impose any accrued fee for the benefit (i.e., the fee for the pro-rated portion of the year since the fee was last assessed), and thereafter we cease deducting the charge for the benefit. With regard to your investment allocations, upon termination we will: (i) leave intact amounts that are held in the variable investment options, and (ii) transfer all amounts held in the AST Investment Grade Bond Portfolio Sub-account (as defined below) to your variable investment options, based on your existing allocation instructions or (in the absence of such existing instructions) pro rata (i.e. in the same proportion as the current balances in your variable investment options).

 Mathematical Formula Component of Spousal Highest Daily Lifetime Seven
 As indicated above, we limit the Sub-accounts to which you may allocate Account Value if you elect Spousal Highest Daily Lifetime Seven. For purposes of the benefit, we refer to those permitted Sub-accounts as the "Permitted Sub-accounts". As a requirement of participating in Spousal Highest Daily Lifetime Seven, we require that you participate in our specialized formula under which we may transfer Account Value between the Permitted Sub-accounts and a specified bond fund within the Advanced Series Trust (the "AST Investment Grade Bond Sub-account"). We determine whether to make a transfer, and the amount of any transfer, under a non-discretionary formula, discussed below. The AST Investment Grade Bond Sub-account is available only with this benefit, and thus you may not allocate Purchase Payments to the AST Investment Grade Bond Sub-account. Under the formula component of Spousal Highest Daily Lifetime Seven, we monitor your Account Value daily and, if dictated by the formula, systematically transfer amounts between the Permitted Sub-accounts you have chosen and the AST Investment Grade Bond Sub-account. Any transfer would be made in accordance with a formula, which is set forth in the Appendix E to this prospectus.


 Speaking generally, the formula, which we apply each Valuation Day, operates as follows. The formula starts by identifying an income basis for that day and then multiplies that figure by 5%, to produce a projected (i.e., hypothetical) income amount. Note that we use 5% in the formula, irrespective of the Annuitant's attained age. Then we produce an estimate of the total amount we would target in our allocation model, based on the projected income amount and factors set forth in the formula. In the formula, we refer to that value as the "Target Value" or "L". If you have already made a withdrawal, your projected income amount (and thus your Target Value) would take into account any automatic step-up, any subsequent purchase payments, and any excess withdrawals. Next, the formula subtracts from the Target Value the amount held within the AST Investment Grade Bond Sub-account on that day, and divides that difference by the amount held within the Permitted Sub-accounts. That ratio, which essentially isolates the amount of your Target Value that is not offset by amounts held within the AST Investment Grade Bond Sub-account, is called the "Target Ratio" or "r". If the Target Ratio exceeds a certain percentage (currently 83%), it means essentially that too much Target Value is not offset by assets within the AST Investment Grade Bond Sub-account, and therefore we will transfer an amount from your Permitted Sub-accounts to the AST Investment Grade Bond Sub-account. Conversely, if the Target Ratio falls below a certain percentage (currently 77%), then a transfer from the AST Investment Grade Bond Sub-account to the Permitted Sub-accounts would occur. If you elect the new formula (90% Cap Rule), see the discussion below.

 As you can glean from the formula, poor investment performance of your Account Value may result in a transfer of a portion of your variable Account Value to the AST Investment Grade Bond Sub-account because such poor investment performance will tend to increase the Target Ratio. Moreover, "flat" investment returns of your Account Value over a period of time also could result in the transfer of your Account Value from the Permitted Sub-accounts to the AST Investment Grade Bond Sub-account. Because the amount allocated to the AST Investment Grade Bond Sub-account and the amount allocated to the Permitted Sub-accounts each is a variable in the formula, the investment performance of each affects whether a transfer occurs for your Annuity. In deciding how much to transfer, we use another formula, which essentially seeks to re-balance amounts held in the Permitted Sub-accounts and the AST Investment Grade Bond Sub-account so that the Target Ratio meets a target, which currently is equal to 80%. Once you elect Spousal Highest Daily Lifetime Seven, the ratios we use will be fixed. For newly-issued Annuities that elect Spousal Highest Daily Lifetime Seven and existing Annuities that elect Spousal Highest Daily Lifetime Seven, however, we reserve the right, subject to regulatory approval, to change the ratios.


 While you are not notified when your Annuity reaches a reallocation trigger, you will receive a confirmation statement indicating the transfer of a portion of your Account Value either to or from the AST Investment Grade Bond Sub-account. The formula by which the reallocation trigger operates is designed primarily to mitigate the financial risks that we incur in providing the guarantee under Spousal Highest Daily Lifetime Seven.


 Depending on the results of the calculation relative to the reallocation triggers, we may, on any day:
   . Not make any transfer between the Permitted Sub-accounts and the AST Investment Grade Bond Sub-account; or
   . If a portion of your Account Value was previously allocated to the AST Investment Grade Bond Sub-account, transfer all or a portion of those amounts to the Permitted Sub-accounts, based on your existing allocation instructions or (in the absence of such existing instructions) pro rata (i.e., in the same proportion as the current balances in your variable investment options); or
   . Transfer all or a portion of your Account Value in the Permitted Sub-accounts pro-rata to the AST Investment Grade Bond Sub-account.

 Therefore, at any given time, some, none, or all of your Account Value may be allocated to the AST Investment Grade Bond Sub-account. If your entire Account Value is transferred to the AST Investment Grade Bond Sub-account, then based on the way the formula operates, the formula will not transfer amounts out of the AST Investment Grade Bond Sub-account to the Permitted Sub-accounts and the entire Account Value would remain in the AST Investment Grade Bond Sub-account. If you make additional Purchase Payments to your Annuity, they will be allocated to the Sub-accounts according to your allocation instructions. Such additional Purchase Payments may or may not cause the formula to transfer money in or out of the AST Investment Grade Bond Sub-account. Once the Purchase Payments are allocated to your Annuity, they will also be subject to the formula, which may result in immediate transfers to or from the AST Investment Grade Bond Sub-accounts, if dictated by the formula. The amount of any such transfers will vary (and in some instances could be large) as dictated by the formula, and will depend on the factors listed below.

 The amount that is transferred to and from the AST Investment Grade Bond Sub-account pursuant to the formula depends upon a number of factors unique to your Annuity (and is not necessarily directly correlated with the securities markets, bond markets, or interest rates, in general) including:
   .   How long you have owned Spousal Highest Daily Lifetime Seven;

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   .   The performance of the Permitted Sub-accounts you have chosen;
   .   The performance of the AST Investment Grade Bond Sub-account;
   . The amount you have allocated to each of the Permitted Sub-accounts you have chosen;
   .   The amount you have allocated to the AST Investment Grade Bond
       Sub-account;
   .   Additional Purchase Payments, if any, you make to your Annuity;
   . Withdrawals, if any, you take from your Annuity (withdrawals are taken pro rata from your Account Value).

 Any Account Value in the AST Investment Grade Bond Sub-account will not be available to participate in the investment experience of the Permitted Sub-accounts if there is a recovery until it is moved out of the AST Investment Grade Bond Sub-account.

 The more of your Account Value allocated to the AST Investment Grade Bond Sub-account under the formula, the greater the impact of the performance of that Sub-account in determining whether (and how much) of your Account Value is transferred back to the Permitted Sub-accounts. Further, it is possible under the formula, that if a significant portion your Account Value is allocated to the AST Investment Grade Bond Sub-account and that Sub-account has good performance but the performance of your Permitted Sub-accounts is negative, that the formula might transfer your Account Value to the Permitted Sub-accounts. Thus, the converse is true too (the more you have allocated to the Permitted Sub-accounts, the greater the impact of the performance of those Sub-accounts will have on any transfer to the AST Investment Grade Bond Sub-account).

 Additional Tax Considerations
 If you purchase an annuity as an investment vehicle for "qualified" investments, including an IRA, SEP-IRA, Tax Sheltered Annuity (or 403(b)) or employer plan under Code Section 401(a), the Required Minimum Distribution rules under the Code provide that you begin receiving periodic amounts from your annuity beginning after age 70 1/2. For a Tax Sheltered Annuity or a 401(a) plan for which the participant is not a greater than five (5) percent owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the owner's lifetime. The amount required under the Code may exceed the Annual Income Amount, which will cause us to increase the Annual Income Amount in any Annuity Year that Required Minimum Distributions due from your Annuity are greater than such amounts. In addition, the amount and duration of payments under the annuity payment and death benefit provisions may be adjusted so that the payments do not trigger any penalty or excise taxes due to tax considerations such as Required Minimum Distribution provisions under the tax law. Please note, however, that any withdrawal you take prior to the Tenth Anniversary, even if withdrawn to satisfy required minimum distribution rules, will cause you to lose the ability to receive the Return of Principal Guarantee and the guaranteed amount described above under "Key Feature - Protected Withdrawal Value".

 Note that under the Worker, Retiree and Employer Recovery Act of 2008, Required Minimum Distributions are suspended for 2009 and are scheduled to resume in 2010. We will continue to treat the calculated amount that would have been a required minimum distribution if not for the suspension as the amount available for withdrawal if you so choose.

 As indicated, withdrawals made while this benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Please see the Tax Considerations section of the prospectus for a detailed discussion of the tax treatment of withdrawals. We do not address each potential tax scenario that could arise with respect to this benefit here. However, we do note that if you participate in Spousal Highest Daily Lifetime Seven through a non-qualified annuity, as with all withdrawals, once all Purchase Payments are returned under the Annuity, all subsequent withdrawal amounts will be taxed as ordinary income.

 Spousal Highest Daily Lifetime Seven/SM/ with Beneficiary Income Option
 There is an optional death benefit feature under this benefit, the amount of which is linked to your Annual Income Amount. You may choose Spousal Highest Daily Lifetime Seven without also selecting the Beneficiary Income Option death benefit ("BIO"). If you elect Spousal Highest Daily Lifetime Seven without the Beneficiary Income Option and would like to add this feature later, you must terminate the Spousal Highest Daily Lifetime Seven benefit and elect the Spousal Highest Daily Lifetime Seven with Beneficiary Income Option. Spousal Highest Daily Lifetime Seven with Beneficiary Income Option is only available in those states where Spousal Highest Daily Lifetime 7 Plus with Beneficiary Income Option is not yet approved. If you terminate your Spousal Highest Daily Lifetime Seven benefit to elect the Spousal Highest Daily Lifetime Seven with Beneficiary Income Option benefit, you will lose all guarantees under the Spousal Highest Daily Lifetime Seven benefit, and will begin new guarantees under the Spousal Highest Daily Lifetime Seven with BIO based on the Account Value as of the date the new benefit becomes active.

 If you elect the Beneficiary Income Option death benefit, you may not elect any other optional benefit. You may elect the Beneficiary Income Option death benefit so long as each Designated Life is no older than age 75 at the time of election. This death benefit is not transferable in the event of a divorce, nor may the benefit be split in accordance with any divorce proceedings or similar instrument of separation. Since this fee is based on the Protected Withdrawal Value, the fee for Spousal Highest Daily Lifetime Seven with BIO may be greater than it would have been, had it been based on the Account Value alone.

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 For purposes of the Beneficiary Income Option death benefit, we calculate the
 Annual Income Amount and Protected Withdrawal Value in the same manner that we do under Spousal Highest Daily Lifetime Seven itself. Upon the first death of a Designated Life, no amount is payable under the Beneficiary Income Option death benefit. Upon the second death of a Designated Life, we identify the following amounts: (a) the amount of the base death benefit under the Annuity
 (b) the Protected Withdrawal Value and (c) the Annual Income Amount. If there were no withdrawals prior to the date of death, then we calculate the Protected Withdrawal Value for purposes of this death benefit as of the date of death, and we calculate the Annual Income Amount as if there were a withdrawal on the date of death. If there were withdrawals prior to the date of death, then we set the Protected Withdrawal Value and Annual Income Amount for purposes of this death benefit as of the date that we receive due proof of death.

 If there is one beneficiary, he/she must choose to receive either the base death benefit (in a lump sum or other permitted form of distribution) or the Beneficiary Income Option death benefit (in the form of annual payment of the Annual Income Amount - such payments may be annual or at other intervals that we permit). If there are multiple beneficiaries, each beneficiary is presented with the same choice. Thus, each beneficiary can choose to take his/her portion of either (a) the basic death benefit or (b) the Beneficiary Income Option death benefit. In order to receive the Beneficiary Income Option death benefit, each beneficiary's share of the death benefit proceeds must be allocated as a percentage of the total death benefit to be paid. We allow a beneficiary who has opted to receive the Annual Income Amount to designate another beneficiary, who would receive any remaining payments upon the former beneficiary's death. Note also that the final payment, exhausting the Protected Withdrawal Value, may be less than the Annual Income Amount.

 Here is an example to illustrate how the death benefit may be paid:
..   Assume that (i) the basic death benefit is $50,000, the Protected
    Withdrawal Value is $100,000, and the Annual Income Amount is $5,000;
    (ii) there are two beneficiaries (the first designated to receive 75% of the death benefit and the second designated to receive 25% of the death benefit); (iii) the first beneficiary chooses to receive his/her portion of the death benefit in the form of the Annual Income Amount, and the second beneficiary chooses to receive his/her portion of the death benefit with reference to the basic death benefit.
..   Under those assumptions, the first beneficiary will be paid a pro-rated portion of the Annual Income Amount for 20 years (the 20 year pay out period is derived from the $5,000 Annual Income Amount, paid each year until it exhausts the entire $100,000 Protected Withdrawal Value).

 The pro-rated portion of the Annual Income Amount equal to $3,750 (i.e., the first beneficiary's 75% share multiplied by $5,000) is then paid each year for the 20 year period. Payment of $3,750 for 20 years results in total payments of $75,000 (i.e., the first beneficiary's 75% share of the $100,000 Protected Withdrawal Value).

 The second beneficiary would receive 25% of the basic death benefit amount (or $12,500).

 If you elect to terminate Spousal Highest Daily Lifetime Seven with Beneficiary Income Option, both Spousal Highest Daily Lifetime Seven and that death benefit option will be terminated. You may not terminate the death benefit option without terminating the entire benefit. If you terminate Spousal Highest Daily Lifetime Seven with Beneficiary Income Option, your ability to elect other optional living benefits will be affected as indicated in the "Election of and Designations under the Benefit" section, above.

 Optional 90% Cap Rule Feature for the Formula for Highest Daily Lifetime Seven and Spousal Highest Daily Lifetime Seven
 If you currently own an Annuity and have elected the Highest Daily Lifetime Seven Income Benefit (including Highest Daily Lifetime Seven with Beneficiary Income Option and Highest Daily Lifetime Seven with Lifetime Income Accelerator) or Spousal Highest Daily Lifetime Seven Income Benefit (including Spousal Highest Daily Lifetime Seven with Beneficiary Income Option), you can elect this feature which utilizes a new formula. The new formula is described below and will replace the "Transfer Calculation" portion of the formula currently used in connection with your benefit on a prospective basis. This election may only be made once and may not be revoked once elected. The new formula is found in Appendix E.


 We allow those who currently participate in Spousal Highest Daily Lifetime Seven to choose, as part of the benefit, a formula that differs from the formula introduced originally with this benefit, subject to regulatory approval. Under the new formula, the formula will not execute a transfer to the AST Investment Grade Bond Sub-account that results in more than 90% of your Account Value being allocated to the AST Investment Grade Bond Sub-account ("90% cap" or "90% cap rule"). Thus, on any Valuation Day, if the formula would require a transfer to the AST Investment Grade Bond Sub-account that would result in more than 90% of the Account Value being allocated to the AST Investment Grade Bond Sub-account, only the amount that results in exactly 90% of the Account Value being allocated to the AST Investment Grade Bond Sub-account will be transferred. Additionally, future transfers into the AST Investment Grade Bond Sub-account will not be made (regardless of the performance of the AST Investment Grade Bond Sub-account and the Permitted Sub-accounts) at least until there is first a transfer out of the AST Investment Grade Bond Sub-account. Once this transfer occurs out of the AST Investment Grade Bond Sub-account, future amounts may be transferred to or from the AST Investment Grade Bond Sub-account if dictated by the formula (subject to the 90% cap). At no time will the


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 formula make a transfer to the AST Investment Grade Bond Sub-account that results in greater than 90% of your Account Value being allocated to the AST Investment Grade Bond Sub-account. However, it is possible that, due to the investment performance of your allocations in the AST Investment Grade Bond Sub-account and your allocations in the Permitted Sub-accounts you have selected, your Account Value could be more than 90% invested in the AST Investment Grade Bond Sub-account.

 If you make additional purchase payments to your Annuity while the 90% cap is in effect, the formula will not transfer any of such additional purchase payments to the AST Investment Grade Bond Sub-account at least until there is first a transfer out of the AST Investment Grade Bond Sub-account, regardless of how much of your Account Value is in the Permitted Sub-accounts. This means that there could be scenarios under which, because of the additional purchase payments you make, less than 90% of your entire Account Value is allocated to the AST Investment Grade Bond Sub-account, and the formula will still not transfer any of your Account Value to the AST Investment Grade Bond
 Sub-account (at least until there is first a transfer out of the AST
 Investment Grade Bond Sub-account). For example,
..   March 19, 2009 - a transfer is made that results in the 90% cap being met and now $90,000 is allocated to the AST Investment Grade Bond Sub-account and $10,000 is allocated to the Permitted Sub-accounts.
..   March 20, 2009 - you make an additional purchase payment of $10,000. No transfers have been made from the AST Investment Grade Bond Sub-account to the Permitted Sub-accounts since the cap went into effect on March 19, 2009.
..   As of March 20, 2009 (and at least until first a transfer is made out of the AST Investment Grade Bond Sub-account under the formula) - the $10,000 payment is allocated to the Permitted Sub-accounts and now you have 82% in the AST Investment Grade Bond Sub-account and 18% in the Permitted Sub-accounts (such that $20,000 is allocated to the Permitted Sub-accounts and $90,000 is allocated to the AST Investment Grade Bond Sub-account).
..   Once there is a transfer out of the AST Investment Grade Bond Sub-account
    (of any amount), the formula will operate as described above, meaning that the formula could transfer amounts to or from the AST Investment Grade Bond Sub-account if dictated by the formula (subject to the 90% cap).

 Under the operation of the formula, the 90% cap may come into existence and may be removed multiple times while you participate in the benefit. We will continue to monitor your Account Value daily and, if dictated by the formula, systematically transfer amounts between the Permitted Sub-accounts you have chosen and the AST Investment Grade Bond Sub-account as dictated by the formula. Once you elect this feature, the new transfer formula described above and set forth below will be the formula for your Annuity.

 In the event that more than ninety percent (90%) of your Account Value is allocated to the AST Investment Grade Bond Sub-account on the effective date of this feature, up to ten percent (10%) of your Account Value currently allocated to the AST Investment Grade Bond Sub-account will be transferred to your Permitted Sub-accounts, such that after the transfer, 90% of your Account Value on the date of the transfer is in the AST Investment Grade Bond Sub-account. After this initial transfer to the Permitted Sub-accounts under the 90% Cap Rule, it is possible that additional amounts will be transferred to the AST Investment Grade Bond Sub-account if dictated by the formula. We cannot predict the amount(s) of the additional transfers. You bear the investment risk for any Account Value allocated to the Permitted Sub-accounts. The transfer to the Permitted Sub-accounts will be based on your existing allocation instructions or (in the absence of such existing instructions) pro rata (i.e., in the same proportion as the current balances in your variable investment options). Additionally, future transfers into the AST Investment Grade Bond Sub-account will not be made (regardless of the performance of the AST Investment Grade Bond Sub-account and the Permitted Sub-accounts) at least until there is first a transfer out of the AST Investment Grade Bond Sub-account. Once this transfer occurs out of the AST Investment Grade Bond Sub-account, future amounts may be transferred to or from the AST Investment Grade Bond Sub-account if dictated by the formula (subject to the 90% cap).

 Important Consideration When Electing The New Formula:
..   At any given time, some, most or none of your Account Value may be allocated to the AST Investment Grade Bond Sub-account.
..   If this feature is elected, any Account Value transferred to the Permitted
    Sub-accounts is subject to the investment performance of those Sub-accounts. Your Account Value can go up or down depending of the performance of the Permitted Sub-accounts you select.

 HIGHEST DAILY LIFETIME 7 PLUS/SM/ INCOME BENEFIT (HD 7 Plus)/SM/
 Highest Daily Lifetime 7 Plus is offered as a replacement to Highest Daily Lifetime Seven in those jurisdictions where we have received regulatory approval. Currently, if you elect Highest Daily Lifetime 7 Plus and subsequently terminate the benefit, you may elect another lifetime withdrawal benefit, subject to our current rules. See "Election of and Designations under the Benefit" and "Termination of Existing Benefits and Election of New Benefits" below for details. Please note that if you terminate Highest Daily Lifetime 7 Plus and elect another lifetime benefit, you lose the guarantees that you had accumulated under your existing benefit and will begin the new guarantees under the new benefit you elect based on your Account Value as of the date the new benefit becomes active. The income benefit under Highest Daily Lifetime 7 Plus currently is based on a single "designated life" who is at least 45 years old on the date that the benefit is acquired. The Highest Daily Lifetime 7 Plus Benefit is not available if you elect any other optional living benefit, although you may elect any optional death benefit other than the Highest Daily Value

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 death benefit. As long as your Highest Daily Lifetime 7 Plus Benefit is in effect, you must allocate your Account Value in accordance with the then permitted and available investment option(s) with this benefit. For a more detailed description of the permitted investment options, see the "Investment Options" section of this prospectus.

 We offer a benefit that guarantees until the death of the single designated life (the Annuitant) the ability to withdraw an annual amount (the "Annual Income Amount") equal to a percentage of an initial principal value (the "Protected Withdrawal Value") regardless of the impact of Sub-account performance on the Account Value, subject to our rules regarding the timing and amount of withdrawals. You are guaranteed to be able to withdraw the Annual Income Amount for the rest of your life ("Lifetime Withdrawals"), provided that you have not made "excess withdrawals" that have resulted in your Account Value being reduced to zero. We also permit you to make a one-time Non-Lifetime Withdrawal from your Annuity prior to taking Lifetime Withdrawals under the benefit. Highest Daily Lifetime 7 Plus may be appropriate if you intend to make periodic withdrawals from your Annuity, and wish to ensure that Sub-account performance will not affect your ability to receive annual payments. You are not required to make withdrawals as part of the benefit - the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the benefit. As discussed below, we require that you participate in our asset transfer program in order to participate in Highest Daily Lifetime 7 Plus.

 Although you are guaranteed the ability to withdraw your Annual Income Amount for life even if your Account Value falls to zero, if you take an excess withdrawal that brings your Account Value to zero, it is possible that your Annual Income Amount could also fall to zero. In that scenario, no further amount would be payable under the Highest Daily Lifetime 7 Plus benefit.

 Key Feature - Protected Withdrawal Value
 The Protected Withdrawal Value is used to calculate the initial Annual Income Amount. The Protected Withdrawal Value is separate from your Account Value and not available as cash or a lump sum. On the effective date of the benefit, the Protected Withdrawal Value is equal to your Account Value. On each Valuation Day thereafter until the date of your first Lifetime Withdrawal (excluding any Non-Lifetime Withdrawal discussed below), the Protected Withdrawal Value is equal to the "Periodic Value" described in the next paragraphs.

 The "Periodic Value" initially is equal to the Account Value on the effective date of the benefit. On each Valuation Day thereafter until the first Lifetime Withdrawal, we recalculate the Periodic Value. We stop determining the Periodic Value upon your first Lifetime Withdrawal after the effective date of the benefit. On each Valuation Day (the "Current Valuation Day"), the Periodic Value is equal to the greater of:

 (1)the Periodic Value for the immediately preceding business day (the "Prior Valuation Day") appreciated at the daily equivalent of 7% annually during the calendar day(s) between the Prior Valuation Day and the Current Valuation Day (i.e., one day for successive Valuation Days, but more than one calendar day for Valuation Days that are separated by weekends and/or holidays), plus the amount of any adjusted Purchase Payment made on the Current Valuation Day (the Periodic Value is proportionally reduced for any Non-Lifetime Withdrawal); and
 (2)the Account Value.

 If you have not made a Lifetime Withdrawal on or before the 10/th/, 20/th/, or 25/th/ Anniversary of the effective date of the benefit, your Periodic Value on the 10/th/, 20/th/, or 25/th/ Anniversary of the benefit effective date is equal to the greater of:

 (1)the Periodic Value described above or,
 (2)the sum of (a), (b) and (c) below (proportionally reduced for any Non-Lifetime Withdrawals):
    (a)200% (on the 10/th/ anniversary), 400% (on the 20/th/ anniversary) or 600% (on the 25/th/ anniversary) of the Account Value on the effective date of the benefit;
    (b)200% (on the 10/th/ anniversary), 400% (on the 20/th/ anniversary) or 600% (on the 25/th/ anniversary) of all adjusted Purchase Payments made within one year following the effective date of the benefit; and
    (c)all adjusted Purchase Payments made after one year following the effective date of the benefit.

 If you elect Highest Daily Lifetime 7 Plus with Beneficiary Income Option ("BIO") (see below), we will stop determining the Periodic Value (as described above) on the earlier of your first Lifetime Withdrawal after the effective date of the benefit or the Tenth Anniversary of the effective date of the benefit ("Tenth Anniversary"). This means that under the Highest Daily Lifetime 7 Plus with BIO benefit you will not be eligible for the guaranteed minimum Periodic Values described above on the 20/th/ and 25/th/ Anniversary of the Benefit Effective Date.

 On and after the date of your first Lifetime Withdrawal, your Protected Withdrawal Value is increased by the amount of any subsequent Purchase Payments, is reduced by withdrawals, including your first Lifetime Withdrawal (as described below), and may be increased if you qualify for a step-up (as described below).

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 Return of Principal Guarantee
 If you have not made a Lifetime Withdrawal before the Tenth Anniversary, we will increase your Account Value on that Tenth Anniversary (or the next Valuation Day, if that anniversary is not a Valuation Day), if the requirements set forth in this paragraph are met. On the Tenth Anniversary, we add:

 a) your Account Value on the day that you elected Highest Daily Lifetime 7 Plus proportionally reduced for any Non-Lifetime Withdrawal; and
 b) the sum of each Purchase Payment proportionally reduced for any subsequent Non-Lifetime Withdrawal you made during the one-year period after you elected the benefit.

 If the sum of (a) and (b) is greater than your Account Value on the Tenth Anniversary, we increase your Account Value to equal the sum of (a) and (b), by contributing funds from our general account. If the sum of (a) and (b) is less than or equal to your Account Value on the Tenth Anniversary, we make no such adjustment. The amount that we add to your Account Value under this provision will be allocated to each of your variable investment options (including the AST Investment Grade Bond Sub-account), in the same proportion that each such Sub-account bears to your total Account Value, immediately before the application of the amount. Any such amount will not be considered a Purchase Payment when calculating your Protected Withdrawal Value, your death benefit, or the amount of any optional benefit that you may have selected, and therefore will have no direct impact on any such values at the time we add this amount. Because the amount is added to Account Value, it will also be subject to each charge under your Annuity based on Account Value. This potential addition to Account Value is available only if you have elected Highest Daily Lifetime 7 Plus and if you meet the conditions set forth in this paragraph. Thus, if you take a withdrawal (other than a Non-Lifetime Withdrawal) prior to the Tenth Anniversary, you are not eligible to receive the Return of Principal Guarantee. The Return of Principal Guarantee is referred to as the Guaranteed Minimum Account Value Credit in the benefit rider.

 Key Feature - Annual Income Amount under the Highest Daily Lifetime 7 Plus Benefit
 The Annual Income Amount is equal to a specified percentage of the Protected Withdrawal Value. The percentage initially depends on the age of the Annuitant on the date of the first Lifetime Withdrawal after election of the benefit. The percentages are: 4% for ages 45 - less than 59 1/2, 5% for ages 59 1/2 - 74, 6% for ages 75-79, 7% for ages 80-84, and 8% for ages 85 and older. Under the Highest Daily Lifetime 7 Plus benefit, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If your cumulative Lifetime Withdrawals in an Annuity Year are in excess of the Annual Income Amount ("Excess Income"), your Annual Income Amount in subsequent years will be reduced (except with regard to required minimum distributions for this Annuity that comply with our rules) by the result of the ratio of the Excess Income to the Account Value immediately prior to such withdrawal (see examples of this calculation below). Reductions are based on the actual amount of the withdrawal, including any CDSC that may apply. Lifetime Withdrawals of any amount up to and including the Annual Income Amount will reduce the Protected Withdrawal Value by the amount of the withdrawal. Withdrawals of Excess Income will reduce the Protected Withdrawal Value by the same ratio as the reduction to the Annual Income Amount.

 Note that if your withdrawal of the Annual Income Amount in a given Annuity Year exceeds the applicable free withdrawal amount under the Annuity (but is not considered Excess Income), we will not impose any CDSC on the amount of that withdrawal.

 You may use the Systematic Withdrawal program to make withdrawals of the Annual Income Amount. Any systematic withdrawal will be deemed a Lifetime Withdrawal under this benefit.

 Any Purchase Payment that you make subsequent to the election of Highest Daily Lifetime 7 Plus will (i) increase the then-existing Annual Income Amount by an amount equal to a percentage of the Purchase Payment based on the age of the Annuitant at the time of the first Lifetime Withdrawal (the percentages are:
 4% for ages 45 - less than 59 1/2, 5% for ages 59 1/2 - 74, 6% for ages 75-79,
 7% for ages 80-84, and 8% for ages 85 and older) and (ii) increase the Protected Withdrawal Value by the amount of the Purchase Payment.

 Highest Daily Auto Step-Up
 An automatic step-up feature ("Highest Daily Auto Step-Up") is part of Highest Daily Lifetime 7 Plus. As detailed in this paragraph, the Highest Daily Auto Step-Up feature can result in a larger Annual Income Amount subsequent to your first Lifetime Withdrawal. The Highest Daily Auto Step-Up starts with the anniversary of the Issue Date of the Annuity (the "Annuity Anniversary") immediately after your first Lifetime Withdrawal under the benefit. Specifically, upon the first such Annuity Anniversary, we identify the Account Value on each Valuation Day within the immediately preceding Annuity Year after your first Lifetime Withdrawal. Having identified the highest daily value (after all daily values have been adjusted for subsequent purchase payments and withdrawals), we then multiply that value by a percentage that varies based on the age of the Annuitant on the Annuity Anniversary as of which the step-up would occur. The percentages are: 4% for ages 45 - less than 59 1/2, 5% for ages 59 1/2-74, 6% for ages 75-79, 7% for ages 80-84, and 8%
 for ages 85 and older. If that value exceeds the existing Annual Income

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 Amount, we replace the existing amount with the new, higher amount. Otherwise, we leave the existing Annual Income Amount intact. The Account Value on the Annuity Anniversary is considered the last daily step-up value of the Annuity Year. All daily valuations and annual step-ups will only occur on a Valuation Day. In later years (i.e., after the first Annuity Anniversary after the first Lifetime Withdrawal), we determine whether an automatic step-up should occur on each Annuity Anniversary, by performing a similar examination of the Account Values that occurred on Valuation Days during the year. At the time that we increase your Annual Income Amount, we also increase your Protected Withdrawal Value to equal the highest daily value upon which your step-up was based only if that results in an increase to the Protected Withdrawal Value. Your Protected Withdrawal Value will never be decreased as a result of an income step-up. If, on the date that we implement a Highest Daily Auto Step-Up to your Annual Income Amount, the charge for Highest Daily Lifetime 7 Plus has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Prior to increasing your charge for Highest Daily Lifetime 7 Plus upon a step-up, we would notify you, and give you the opportunity to cancel the automatic step-up feature. If you receive notice of a proposed step-up and accompanying fee increase, you should carefully evaluate whether the amount of the step-up justifies the increased fee to which you will be subject.

 If you establish a Systematic Withdrawal program, we will not automatically increase the withdrawal amount when there is an increase to the Annual Income Amount.

 The Highest Daily Lifetime 7 Plus benefit does not affect your ability to make withdrawals under your Annuity, or limit your ability to request withdrawals that exceed the Annual Income Amount. Under Highest Daily Lifetime 7 Plus, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year.

 If, cumulatively, you withdraw an amount less than the Annual Income Amount in any Annuity Year, you cannot carry over the unused portion of the Annual Income Amount to subsequent Annuity Years.

 Because each of the Protected Withdrawal Value and Annual Income Amount is determined in a way that is not solely related to Account Value, it is possible for the Account Value to fall to zero, even though the Annual Income Amount remains.

 Examples of dollar-for-dollar and proportional reductions, and the Highest Daily Auto Step-Up are set forth below. The values shown here are purely hypothetical, and do not reflect the charges for the Highest Daily Lifetime 7 Plus benefit or any other fees and charges. Assume the following for all three examples:

..   The Issue Date is December 1, 2008
..   The Highest Daily Lifetime 7 Plus benefit is elected on March 5, 2009
..   The Annuitant was 70 years old when he/she elected the Highest Daily
    Lifetime 7 Plus benefit.

 Example of dollar-for-dollar reductions
 On November 24, 2009, the Protected Withdrawal Value is $120,000, resulting in an Annual Income Amount of $6,000 (since the Annuitant is between the ages of 59 1/2 and 74 at the time of the first Lifetime Withdrawal, the Annual Income Amount is 5% of the Protected Withdrawal Value, in this case 5% of $120,000). Assuming $2,500 is withdrawn from the Annuity on this date, the remaining Annual Income Amount for that Annuity Year (up to and including December 1,
 2009) is $3,500. This is the result of a dollar-for-dollar reduction of the Annual Income Amount ($6,000 less $2,500 = $3,500).

 Example of proportional reductions
 Continuing the previous example, assume an additional withdrawal of $5,000 occurs on November 27, 2009 and the Account Value at the time and immediately prior to this withdrawal is $118,000. The first $3,500 of this withdrawal reduces the Annual Income Amount for that Annuity Year to $0. The remaining withdrawal amount of $1,500 - reduces the Annual Income Amount in future Annuity Years on a proportional basis based on the ratio of the excess withdrawal to the Account Value immediately prior to the excess withdrawal. (Note that if there are other future withdrawals in that Annuity Year, each would result in another proportional reduction to the Annual Income Amount).

 Here is the calculation:

  Account Value before Lifetime Withdrawal                       $118,000.00
  Less amount of "non" excess withdrawal                         $  3,500.00
  Account Value immediately before excess withdrawal of $1,500   $114,500.00
  Excess withdrawal amount                                       $  1,500.00
  Divided by Account Value immediately before excess withdrawal  $114,500.00
  Ratio                                                                 1.31%
  Annual Income Amount                                           $  6,000.00
  Less ratio of 1.31%                                            $     78.60
  Annual Income Amount for future Annuity Years                  $  5,921.40

 Example of highest daily auto step-up
 On each Annuity Anniversary date, the Annual Income Amount is stepped-up if the appropriate percentage (based on the Annuitant's age on the Annuity Anniversary) of the highest daily value since your first Lifetime Withdrawal (or last Annuity Anniversary in subsequent years), adjusted for withdrawals and additional Purchase Payments, is higher than the Annual Income Amount, adjusted for excess withdrawals and additional Purchase Payments.

 Continuing the same example as above, the Annual Income Amount for this Annuity Year is $6,000. However, the excess withdrawal on November 27 reduces the amount to $5,921.40 for future years (see above). For the next Annuity Year, the Annual Income Amount will be stepped up if 5% (since the designated life is between 59 1/2 and 74 on the date of the potential step-up) of the highest daily Account Value adjusted for withdrawals and Purchase Payments, is higher than $5,921.40. Here are the calculations for determining the daily values. Only the November 25 value is being adjusted for excess withdrawals as the November 30 and December 1 Valuation Days occur after the excess withdrawal on November 27.

                                   Highest Daily Value
                                     (adjusted with          Adjusted Annual
                                 withdrawal and Purchase Income Amount (5% of the
Date*              Account value       Payments)**         Highest Daily Value)
-----              ------------- ----------------------- ------------------------
November 25, 2009   $119,000.00     $      119,000.00           $5,950.00
November 26, 2009                    Thanksgiving Day
November 27, 2009   $113,000.00     $      113,986.95           $5,699.35
November 30, 2009   $113,000.00     $      113,986.95           $5,699.35
December 01, 2009   $119,000.00     $      119,000.00           $5,950.00

 * In this example, the Annuity Anniversary date is December 1. The Valuation Dates are every day following the first Lifetime Withdrawal. In subsequent Annuity Years Valuation Dates will be every day following the Annuity Anniversary. The Annuity Anniversary Date of December 1 is considered the final Valuation Date for the Annuity Year.
 ** In this example, the first daily value after the first Lifetime Withdrawal is $119,000 on November 25, resulting in an adjusted Annual Income Amount of $5,950.00. This amount is adjusted on November 27 to reflect the $5,000 withdrawal. The calculations for the adjustments are:
   . The Account Value of $119,000 on November 25 is first reduced dollar-for-dollar by $3,500 ($3,500 is the remaining Annual Income Amount for the Annuity Year), resulting in an adjusted Account Value of $115,500 before the excess withdrawal.
   . This amount ($115,500) is further reduced by 1.31% (this is the ratio in the above example which is the excess withdrawal divided by the Account Value immediately preceding the excess withdrawal) resulting in a Highest Daily Value of $113,986.95.
   . The adjusted Annual Income Amount is carried forward to the next Valuation Date of November 30. At this time, we compare this amount to 5% of the Account Value on November 30. Since the November 27 adjusted Annual Income Amount of $5,699.35 is higher than $5,650.00 (5% of $113,000), we continue to carry $5,699.35 forward to the next and final Valuation Date of December 1. The Account Value on December 1 is $119,000 and 5% of this amount is $5,950. Since this is higher than $5,699.35, the adjusted Annual Income Amount is reset to $5,950.00.

 In this example, 5% of the December 1 value results in the highest amount of $5,950.00. Since this amount is higher than the current year's Annual Income Amount of $5,921.40 adjusted for excess withdrawals, the Annual Income Amount for the next Annuity Year, starting on December 2, 2009 and continuing through December 1, 2010, will be stepped-up to $5,950.00.

 Non-Lifetime Withdrawal Feature
 You may take a one-time non-lifetime withdrawal ("Non-Lifetime Withdrawal") under Highest Daily Lifetime 7 Plus. It is an optional feature of the benefit that you can only elect at the time of your first withdrawal. The amount of the Non-Lifetime Withdrawal cannot be more than the amount that would cause the Annuity to be taken below the minimum Surrender Value after a withdrawal for your Annuity. This Non-Lifetime Withdrawal will not establish your initial Annual Income Amount and the Periodic Value described above will continue to be calculated. However, the total amount of the withdrawal will proportionally reduce all guarantees associated with the Highest Daily Lifetime 7 Plus benefit. You must tell us if your withdrawal is intended to be the Non-Lifetime Withdrawal and not the first Lifetime Withdrawal under the Highest Daily Lifetime 7 Plus benefit. If you don't elect the Non-Lifetime Withdrawal, the first withdrawal you make will be the first Lifetime Withdrawal that establishes your Protected Withdrawal Value and Annual Income Amount. Once you elect to take the Non-Lifetime Withdrawal or Lifetime Withdrawals, no additional Non-Lifetime Withdrawals may be taken.

 The Non-Lifetime Withdrawal will proportionally reduce the Protected Withdrawal Value, the Return of Principal guarantee, and the Periodic Value guarantees on the tenth, twentieth and twenty-fifth anniversaries of the benefit effective date, described above, by the percentage the total withdrawal amount (including any applicable CDSC) represents of the then current Account Value immediately prior to the withdrawal.

 If you are participating in a Systematic Withdrawal program, the first withdrawal under the program cannot be classified as the Non-Lifetime Withdrawal. The first partial withdrawal in payment of any third party investment advisory service from your Annuity also cannot be classified as the Non-Lifetime Withdrawal.

 Example - Non-Lifetime Withdrawal (proportional reduction)
 This example is purely hypothetical and does not reflect the charges for the benefit or any other fees and charges. It is intended to illustrate the proportional reduction of the Non-Lifetime Withdrawal under this benefit.

 Assume the following:
..   The Issue Date is December 1, 2008
..   The Highest Daily Lifetime 7 Plus benefit is elected on March 5, 2009
..   The Account Value at benefit election was $105,000
..   The Annuitant was 70 years old when he/she elected the Highest Daily
    Lifetime 7 Plus benefit.
..   No previous withdrawals have been taken under the Highest Daily Lifetime 7
    Plus benefit.

 On May 2, 2009, the Protected Withdrawal Value is $125,000, the 10/th/ benefit year minimum Periodic Value guarantee is $210,000, the 10/th/ benefit year Return of Principal guarantee is $105,000, the 20/th/ benefit year minimum Periodic Value guarantee is $420,000, the 25/th/ benefit year minimum Periodic Value guarantee is $630,000 and the Account Value is $120,000. Assuming $15,000 is withdrawn from the Annuity on May 2, 2009 and is designated as a Non-Lifetime Withdrawal, all guarantees associated with the Highest Daily Lifetime 7 Plus benefit will be reduced by the ratio the total withdrawal amount represents of the Account Value just prior to the withdrawal being taken.

 Here is the calculation:

      Withdrawal Amount divided by                               $ 15,000
      Account Value before withdrawal                            $120,000
      Equals ratio                                                   12.5%
      All guarantees will be reduced by the above ratio (12.5%)
      Protected Withdrawal Value                                 $109,375
      10/th/ benefit year Return of Principal                    $ 91,875
      10/th/ benefit year Minimum Periodic Value                 $183,750
      20/th/ benefit year Minimum Periodic Value                 $367,500
      25/th/ benefit year Minimum Periodic Value                 $551,250

 Required Minimum Distributions
 Withdrawals that exceed the Annual Income Amount, but which you are required to take as a required minimum distribution for this Annuity, will not reduce the Annual Income Amount for future years. No additional Annual Income Amounts will be available in an Annuity Year due to required minimum distributions unless the required minimum distribution amount is greater than the Annual Income Amount. Any withdrawal you take that exceeds the Annual Income Amount in Annuity Years that your required minimum distribution amount is not greater than the Annual Income Amount will be treated as an Excess Withdrawal under the benefit. If the required minimum distribution (as calculated by us for your Annuity and not previously withdrawn in the current calendar year) is greater than the Annual Income Amount, an amount equal to the remaining Annual Income Amount plus the difference between the required minimum distribution amount not previously withdrawn in the current calendar year and the Annual Income Amount will be available in the current Annuity Year without it being considered an excess withdrawal. In the event that a required minimum distribution is calculated in a calendar year that crosses more than one Annuity Year and you choose to satisfy the entire required minimum distribution for that calendar year in the next Annuity Year, the distribution taken in the next Annuity Year will reduce your Annual Income Amount in that Annuity Year on a dollar by dollar basis. If the required minimum distribution not taken in the prior Annuity Year is greater than the Annual Income Amount as guaranteed by the benefit in the current Annuity Year, the total required minimum distribution amount may be taken without being treated as an excess withdrawal.

 Example - required minimum distributions
 The following example is purely hypothetical and is intended to illustrate a scenario in which the required minimum distribution amount in a given Annuity Year is greater than the Annual Income Amount.

 Annual Income Amount = $5,000

 Remaining Annual Income Amount = $3,000

 Required Minimum Distribution = $6,000

 The amount you may withdraw in the current Annuity Year without it being treated as an Excess Withdrawal is $4,000. ($3,000 + ($6,000 - $5,000) =
 $4,000).

 If the $4,000 withdrawal is taken, the remaining Annual Income Amount will be zero and the remaining required minimum distribution amount of $2,000 may be taken in the subsequent Annuity Year (when your Annual Income Amount is reset to $5,000) without proportionally reducing all of the guarantees associated with the Highest Daily Lifetime 7 Plus benefit as described above. The amount you may withdraw in the subsequent Annuity Year if you choose not to satisfy the required minimum distribution in the current Annuity Year (assuming the Annual Income Amount in the subsequent Annuity Year is $5,000), without being treated as an Excess Withdrawal is $6,000. This withdrawal must comply with all IRS guidelines in order to satisfy the required minimum distribution for the current calendar year.

 Benefits Under Highest Daily Lifetime 7 Plus
..   To the extent that your Account Value was reduced to zero as a result of cumulative Lifetime Withdrawals in an Annuity Year that are less than or equal to the Annual Income Amount or as a result of the fee that we assess for Highest Daily Lifetime 7 Plus, and amounts are still payable under Highest Daily Lifetime 7 Plus, we will make an additional payment, if any, for that Annuity Year equal to the remaining Annual Income Amount for the Annuity Year. If you have not begun taking Lifetime Withdrawals and your Account Value is reduced to zero as a result of the fee we assess for Highest Daily Lifetime 7 Plus, we will calculate the Annual Income Amount as if you made your first Lifetime Withdrawal on the date the Account Value was reduced to zero and Lifetime Withdrawals will begin on the next Annuity anniversary. If this were to occur, you are not permitted to make additional purchase payments to your Annuity. Thus, in these scenarios, the remaining Annual Income Amount would be payable even though your Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the Annual Income Amount as described in this section. We will make payments until the death of the single designated life. To the extent that cumulative withdrawals in the Annuity Year that reduced your Account Value to zero are more than the Annual Income Amount, the Highest Daily Lifetime 7 Plus benefit terminates, and no additional payments are made. However, if a withdrawal in the latter scenario was taken to satisfy a required minimum distribution under the Annuity, then the benefit will not terminate, and we will continue to pay the Annual Income Amount in subsequent Annuity Years until the death of the Designated Life.
..   If Annuity payments are to begin under the terms of your Annuity, or if you decide to begin receiving Annuity payments and there is an Annual Income Amount due in subsequent Annuity Years, you can elect one of the following two options:

       (1)apply your Account Value to any Annuity option available; or
       (2)request that, as of the date Annuity payments are to begin, we make Annuity payments each year equal to the Annual Income Amount. If this option is elected, the Annual Income Amount will not increase after annuity payments have begun. We will make payments until the death of the single Designated Life. We must receive your request in a form acceptable to us at our office.

..   In the absence of an election when mandatory annuity payments are to begin, we will make annual annuity payments in the form of a single life fixed annuity with ten payments certain, by applying the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. The amount that will be applied to provide such Annuity payments will be the greater of:

       (1)the present value of the future Annual Income Amount payments. Such present value will be calculated using the greater of the single life fixed annuity rates then currently available or the single life fixed annuity rates guaranteed in your Annuity; and
       (2)the Account Value.

..   If no Lifetime Withdrawal was ever taken, we will calculate the Annual
    Income Amount as if you made your first Lifetime Withdrawal on the date the annuity payments are to begin.
..   Please note that payments that we make under this benefit after the Annuity
    Anniversary coinciding with or next following the annuitant's 95/th/ birthday will be treated as annuity payments.

 Other Important Considerations
..   Withdrawals under the Highest Daily Lifetime 7 Plus benefit are subject to all of the terms and conditions of the Annuity, including any applicable CDSC for the Non-Lifetime Withdrawal as well as withdrawals that exceed the Annual Income Amount.

..   Withdrawals made while the Highest Daily Lifetime 7 Plus Benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Any withdrawals made under the benefit will be taken pro-rata from the Sub-accounts (including the AST Investment Grade Bond Sub-account) and the DCA Fixed Rate Options (if you are participating in the 6 or 12 Month DCA Program). Withdrawals from the DCA Fixed Rate Options will be taken on a last-in, first-out basis.

..   You can make withdrawals from your Annuity while your Account Value is greater than zero without purchasing the Highest Daily Lifetime 7 Plus benefit. The Highest Daily Lifetime 7 Plus benefit provides a guarantee that if your Account Value is reduced to zero (subject to our rules regarding time and amount of withdrawals), you will be able to receive your Annual Income Amount in the form of periodic benefit payments.

..   Upon inception of the benefit, 100% of your Account Value must be allocated to the Permitted Sub-accounts.
..   You cannot allocate Purchase Payments or transfer Account Value to or from the AST Investment Grade Bond Portfolio Sub-account (see description below) if you elect this benefit. A summary description of the AST Investment
    Grade Bond Portfolio appears within the prospectus section entitled "What Are The Investment Objectives and Policies of The Portfolios?". Upon the initial transfer of your Account Value into the AST Investment Grade Bond Portfolio, we will send a prospectus for that Portfolio to you, along with your confirmation statement. In addition, you can find a copy of the AST Investment Grade Bond Portfolio prospectus by going to www.prudentialannuities.com.
..   Transfers to and from the elected Sub-accounts and the AST Investment Grade
    Bond Portfolio Sub-account triggered by the Highest Daily Lifetime 7 Plus asset transfer program will not count toward the maximum number of free transfers allowable under an Annuity.

..   You must allocate your Account Value in accordance with the then available investment option(s) that we may prescribe in order to elect and maintain the Highest Daily Lifetime 7 Plus benefit. If, subsequent to your election of the benefit, we change our requirements for how Account Value must be allocated under the benefit, the new requirement will apply only to new elections of the benefit, and we will not compel you to re-allocate your Account Value in accordance with our newly adopted requirements. Subject to any change in requirements, transfer of Account Value and allocation of additional purchase payments may be subject to new investment limitations.
..   If you elect this benefit and in connection with that election, you are required to reallocate to permitted investment options, then on the Valuation Day we receive your request in Good Order, we will (i) sell units of the non-permitted investment options and (ii) invest the proceeds of those sales in the permitted investment options that you have designated. During this reallocation process, your Account Value allocated to the Sub-accounts will remain exposed to investment risk, as is the case generally. The newly-elected benefit will commence at the close of business on the following Valuation Day. Thus, the protection afforded by the newly-elected benefit will not arise until the close of business on the following Valuation Day.
..   The maximum charge for Highest Daily Lifetime 7 Plus is 1.50% annually of the greater of Account Value and the Protected Withdrawal Value (PWV). The current charge is 0.75% annually of the greater of Account Value and the Protected Withdrawal Value. We deduct this fee at the end of each benefit quarter, where each such quarter is part of a year that begins on the effective date of the benefit or an anniversary thereafter. Thus, on each such quarter-end (or the next Valuation Day, if the quarter-end is not a Valuation Day), we deduct 0.1875% of the greater of the prior day's Account Value or the prior day's Protected Withdrawal Value at the end of the quarter. We deduct the fee pro rata from each of your Sub-accounts including the AST Investment Grade Bond Portfolio Sub-account and the DCA Fixed Rate Option (if applicable). Since this fee is based on the greater of the Account Value or the Protected Withdrawal Value, the fee for Highest Daily Lifetime 7 Plus may be greater than it would have been, had it been based on the Account Value alone. If the fee to be deducted exceeds the Account Value at the benefit quarter, we will charge the remainder of the Account Value for the benefit and continue the benefit as described above.


 Election of and Designations under the Benefit
 For Highest Daily Lifetime 7 Plus, there must be either a single Owner who is the same as the Annuitant, or if the Annuity is entity owned, there must be a single natural person Annuitant. In either case, the Annuitant must be at least 45 years old.

 Any change of the Annuitant under the Annuity will result in cancellation of Highest Daily Lifetime 7 Plus. Similarly, any change of Owner will result in cancellation of Highest Daily Lifetime 7 Plus, except if (a) the new Owner has the same taxpayer identification number as the previous owner, (b) ownership is transferred from a custodian to the Annuitant, or vice versa or
 (c) ownership is transferred from one entity to another entity that is satisfactory to us.

 Highest Daily Lifetime 7 Plus can be elected at the time that you purchase your Annuity or after the Issue Date, subject to our eligibility rules and restrictions. If you elect Highest Daily Lifetime 7 Plus and terminate it, you can re-elect it, subject to our current rules. Additionally, if you currently own an Annuity with a living benefit, you may terminate your existing benefit rider and elect any available benefit, subject to our current rules. Please note that if you terminate a living benefit and elect a new living benefit, you lose the guarantees that you had accumulated under your existing benefit and will begin the new guarantees under the new benefit you elect based on your Account Value as of the date the new benefit becomes active. We reserve the right to waive, change and/or further limit the election frequency in the future. These restrictions are waived if the Lifetime Five, Highest Daily Lifetime Five, Highest Daily Lifetime Seven, Highest Daily Lifetime 7 Plus, Spousal Lifetime Five, Spousal Highest Daily Lifetime Seven and Spousal Highest Daily Lifetime 7 Plus benefits were terminated as a result of the death of the Annuitant and the beneficiary elected to continue the Annuity under the Spousal Assumption provision.

 Termination of the Benefit
 You may terminate Highest Daily Lifetime 7 Plus at any time by notifying us. If you terminate the benefit, any guarantee provided by the benefit will terminate as of the date the termination is effective, and certain restrictions on re-election may apply. The benefit automatically terminates:
 (i) upon your termination of the benefit, (ii) upon your surrender of the Annuity, (iii) upon your election to begin receiving annuity payments (although if you have elected to receive the Annual Income Amount in the form of Annuity payments, we will continue to pay the Annual Income Amount),
 (iv) upon our receipt of due proof of the death of the Annuitant, (v) if both the Account Value and Annual Income Amount equal zero, or (vi) if you cease to meet our requirements as described in Elections of and Designations under the Benefit".

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

 Upon termination of Highest Daily Lifetime 7 Plus other than upon the death of the Annuitant, we impose any accrued fee for the benefit (i.e., the fee for the pro-rated portion of the year since the fee was last assessed), and thereafter we cease deducting the charge for the benefit. With regard to your investment allocations, upon termination we will: (i) leave intact amounts that are held in the variable investment options, and (ii) transfer all amounts held in the AST Investment Grade Bond Portfolio Sub-account to your variable investment options, based on your existing allocation instructions or (in the absence of such existing instructions) pro rata (i.e. in the same proportion as the current balances in your variable investment options).

 If a surviving spouse elects to continue the Annuity, the Highest Daily Lifetime 7 Plus benefit terminates. The spouse may elect the benefit subject to the restrictions discussed above.

 How Highest Daily Lifetime 7 Plus Transfers Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-Account

 As indicated above, we limit the Sub-accounts to which you may allocate Account Value if you elect Highest Daily Lifetime 7 Plus. For purposes of this benefit, we refer to those permitted investment options as the "Permitted Sub-accounts". If your annuity was Issued on or after May 1, 2009 (subject to regulatory approval), you may also choose to allocate purchase payments while this program is in effect to DCA Fixed Rate Options utilized with our 6 or 12 Month Dollar Cost Averaging Program ("6 or 12 Month DCA Program"). If you are participating in Highest Daily Lifetime 7 Plus and also are participating in the 6 or 12 Month DCA Program, and the formula under the benefit dictates a transfer from the Permitted Sub-accounts to the AST Investment Grade Bond Sub-account, then the amount to be transferred will be taken entirely from the Sub-accounts, provided there is sufficient Account Value in those Sub-accounts to meet the required transfer amount. Only if there is insufficient Account Value in those Sub-accounts will an amount be withdrawn from the DCA Fixed Rate Options. Amounts withdrawn from the DCA Fixed Rate Options under the formula will be taken on a last-in, first-out basis. For purposes of the discussion below concerning transfers from the Permitted Sub-accounts to the AST Investment Grade Bond Sub-account, amounts held within the DCA Fixed Rate Options are included within the term "Permitted Sub-Accounts". Thus, amounts may be transferred from the DCA Fixed Rate Options in the circumstances described above and in the section of this prospectus entitled 6 or 12 Month Dollar Cost Averaging Program. Any transfer dictated by the formula out of the AST Investment Grade Bond Sub-account will be transferred to the Permitted Sub-accounts, not including the DCA Fixed Rate Options.

 An integral part of Highest Daily Lifetime 7 Plus is the pre-determined mathematical formula used to transfer Account Value between the Permitted Sub-Accounts and a specified bond fund within the Advanced Series Trust (the "AST Investment Grade Bond Sub-Account"). The AST Investment Grade Bond Sub-account is available only with this benefit, and thus you may not allocate Purchase Payments to or make transfers to or from the AST Investment Grade Bond Sub-account. The formula monitors your Account Value daily and, if dictated by the formula, systematically transfers amounts between the Permitted Sub-accounts you have chosen and the AST Investment Grade Bond Sub-account. The formula is set forth in Appendix F.

 Speaking generally, the formula, which is applied each Valuation Day, operates as follows. The formula starts by identifying an income basis for that day and then multiplies that figure by 5%, to produce a projected (i.e., hypothetical) income amount. Note that 5% is used in the formula, irrespective of the Annuitant's attained age. Then it produces an estimate of the total amount targeted in our allocation model, based on the projected income amount and factors set forth in the formula. In the formula, we refer to that value as the "Target Value" or "L". If you have already made a withdrawal, your projected income amount (and thus your Target Value) would take into account any automatic step-up, any subsequent Purchase Payments, and any excess withdrawals. Next, the formula subtracts from the Target Value the amount held within the AST Investment Grade Bond Sub-account on that day, and divides that difference by the amount held within the Permitted Sub-accounts including any amounts allocated to DCA Fixed Rate Options. That ratio, which essentially isolates the amount of your Target Value that is not offset by amounts held within the AST Investment Grade Bond Sub-account, is called the "Target Ratio" or "r". If, on each of three consecutive Valuation Days, the Target Ratio is greater than 83% but less than or equal to 84.5%, the formula will, on such third Valuation Day, make a transfer from the Permitted Sub-accounts in which you are invested (subject to the 90% cap discussed below) to the AST Investment Grade Bond Sub-account. As discussed above, if all or a portion of your Account Value is allocated to one or more DCA Fixed Rate Options at the time a transfer to the AST Investment Grade Bond Sub-account is required under the formula, we will first look to process the transfer from the Permitted Sub-accounts. If the amount allocated to the Permitted Sub-accounts is insufficient to satisfy the transfer, then any remaining amounts will be transferred from the DCA Fixed Rate Options on a "last-in, first-out" basis. Once a transfer is made, the three consecutive Valuation Days begin again. If, however, on any Valuation Day, the Target Ratio is above 84.5%, it will make a transfer from the Permitted Sub-accounts (subject to the 90% cap) to the AST Investment Grade Bond Sub-account (as described above). If the Target Ratio falls below 78% on any Valuation Day, then a transfer from the AST Investment Grade Bond Sub-account to the Permitted Sub-accounts will occur.


 The formula will not execute a transfer to the AST Investment Grade Bond Sub-account that results in more than 90% of your Account Value being allocated to the AST Investment Grade Bond Sub-account ("90% cap"). Thus, on any Valuation Day, if the formula would require a transfer to the AST Investment Grade Bond Sub-account that would result in more than 90% of the Account Value being allocated to the AST Investment Grade Bond Sub-account, only the amount that results in exactly 90% of the Account Value being allocated to the AST Investment Grade Bond Sub-account will be transferred. Additionally, future transfers

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 into the AST Investment Grade Bond Sub-account will not be made (regardless of the performance of the AST Investment Grade Bond Sub-account and the Permitted Sub-accounts) at least until there is first a transfer out of the AST Investment Grade Bond Sub-account. Once this transfer occurs out of the AST Investment Grade Bond Sub-account, future amounts may be transferred to or from the AST Investment Grade Bond Sub-account if dictated by the formula (subject to the 90% cap). At no time will the formula make a transfer to the AST Investment Grade Bond Sub-account that results in greater than 90% of your Account Value being allocated to the AST Investment Grade Bond Sub-account. However, it is possible that, due to the investment performance of your allocations in the AST Investment Grade Bond Sub-account and your allocations in the Permitted Sub-accounts you have selected, your Account Value could be more than 90% invested in the AST Investment Grade Bond Sub-account.

 If you make additional purchase payments to your Annuity while the 90% cap is in effect, the formula will not transfer any of such additional purchase payments to the AST Investment Grade Bond Sub-account at least until there is first a transfer out of the AST Investment Grade Bond Sub-account, regardless of how much of your Account Value is in the Permitted Sub-accounts. This means that there could be scenarios under which, because of the additional purchase payments you make, less than 90% of your entire Account Value is allocated to the AST Investment Grade Bond Sub-account, and the formula will still not transfer any of your Account Value to the AST Investment Grade Bond Sub-account (at least until there is first a transfer out of the AST Investment Grade Bond Sub-account). For example,

..   March 19, 2009 - transfer is made to the AST Investment Grade Bond
    Sub-account that results in the 90% cap being met and now $90,000 is allocated to the AST Investment Grade Bond Sub-account and $10,000 is allocated to the Permitted Sub-accounts.

..   March 20, 2009 - you make an additional purchase payment of $10,000. No transfers have been made from the AST Investment Grade Bond Sub-account to the Permitted Sub-accounts since the cap went into effect on March 19, 2009.
..   On March 20, 2009 (and at least until first a transfer is made out of the
    AST Investment Grade Bond Sub-account under the formula) - the $10,000 payment is allocated to the Permitted Sub-accounts and on this date you have 82% in the AST Investment Grade Bond Sub-account and 18% in the Permitted Sub-accounts (such that $20,000 is allocated to the Permitted Sub-accounts and $90,000 to the AST Investment Grade Bond Sub-account).
..   Once there is a transfer out of the AST Investment Grade Bond Sub-account
    (of any amount), the formula will operate as described above, meaning that the formula could transfer amounts to or from the AST Investment Grade Bond Sub-account if dictated by the formula (subject to the 90% cap).

 Under the operation of the formula, the 90% cap may come into existence and be removed multiple times while you participate in the benefit. We will continue to monitor your Account Value daily and, if dictated by the formula, systematically transfer amounts between the Permitted Sub-accounts you have chosen and the AST Investment Grade Bond Sub-account as dictated by the formula.

 As you can glean from the formula, poor or flat investment performance of your Account Value may result in a transfer of a portion of your Account Value in the Permitted Sub-accounts to the AST Investment Grade Bond Sub-account because such poor investment performance will tend to increase the Target Ratio. Because the amount allocated to the AST Investment Grade Bond Sub-account and the amount allocated to the Permitted Sub-accounts each is a variable in the formula, the investment performance of each affects whether a transfer occurs for your Annuity. In deciding how much to transfer, we use another formula, which essentially seeks to re-balance amounts held in the Permitted Sub-accounts and the AST Investment Grade Bond Sub-account so that the Target Ratio meets a target, which currently is equal to 80%. Once you elect Highest Daily Lifetime 7 Plus, the values we use to compare to the Target Ratio will be fixed. For newly-issued Annuities that elect Highest Daily Lifetime 7 Plus and existing Annuities that elect Highest Daily Lifetime 7 Plus in the future, however, we reserve the right to change such values.

 Additionally, on each monthly Annuity Anniversary (if the monthly Annuity Anniversary does not fall on a Valuation Day, the next Valuation Day will be used), following all of the above described daily calculations, a transfer may be made from the AST Investment Grade Bond Sub-account to the Permitted Sub-accounts. Any such transfer will be based on your existing allocation instructions or (in the absence of such existing instructions) pro rata (i.e. in the same proportion as the current balances in your variable investment options). This transfer will automatically occur provided that the Target Ratio, as described above, would be less than 83% after the transfer. The formula will not execute a transfer if the Target Ratio after this transfer would occur would be greater than or equal to 83%.

 The amount of the transfer will be equal to the lesser of:

 a) The total value of all your Account Value in the AST Investment Grade Bond Sub-account, or
 b) An amount equal to 5% of your total Account Value.

 While you are not notified when your Annuity reaches a transfer trigger under the formula, you will receive a confirmation statement indicating the transfer of a portion of your Account Value either to or from the AST Investment Grade Bond Sub-account. The formula by which the transfer operates is designed primarily to mitigate some of the financial risks that we incur in providing the guarantee under Highest Daily Lifetime 7 Plus. Depending on the results of the calculations of the formula, we may, on any Valuation Day:
..   Not make any transfer between the Permitted Sub-accounts and the AST
    Investment Grade Bond Sub-account; or

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..   If a portion of your Account Value was previously allocated to the AST
    Investment Grade Bond Sub-account, transfer all or a portion of those amounts to the Permitted Sub-accounts, based on your existing allocation instructions or (in the absence of such existing instructions) pro rata (i.e., in the same proportion as the current balances in your variable investment options). ; or
..   Transfer a portion of your Account Value in the Permitted Sub-accounts pro rata to the AST Investment Grade Bond Sub-account.

 The amount and timing of transfers to and from the AST Investment Grade Bond Sub-account pursuant to the formula depends upon a number of factors unique to your Annuity (and is not necessarily directly correlated with the securities markets, bond markets, or interest rates, in general) including:
..   The difference between your Account Value and your Protected Withdrawal
    Value;
..   How long you have owned Highest Daily Lifetime 7 Plus or Spousal Highest
    Daily Lifetime 7 Plus;
..   The performance of the Permitted Sub-accounts you have chosen;
..   The performance of the AST Investment Grade Bond Sub-account;


..   The amount allocated to each of the Permitted Sub-accounts you have chosen;
..   The amount allocated to the AST Investment Grade Bond Sub-account;
..   Additional Purchase Payments, if any, you make to your Annuity; and
..   Withdrawals, if any, you take from your Annuity (withdrawals are taken pro rata from your Account Value).

 At any given time, some, most or none of your Account Value will be allocated to the AST Investment Grade Bond Sub-account, as dictated by the formula.

 The more of your Account Value allocated to the AST Investment Grade Bond Sub-account under the formula, the greater the impact of the performance of that Sub-account in determining whether (and how much) your Account Value is transferred back to the Permitted Sub-accounts. Further, it is possible under the formula that, if a significant portion of your Account Value is allocated to the AST Investment Grade Bond Sub-account and that Sub-account has good performance but the performance of your Permitted Sub-accounts is negative, that the formula might transfer your Account Value to the Permitted Sub-accounts. Similarly, the more you have allocated to the Permitted Sub-accounts, the greater the impact of the performance of those Permitted Sub-accounts will have on any transfer to the AST Investment Grade Bond Sub-account.

 If you make additional Purchase Payments to your Annuity, they will be allocated according to your allocation instructions. Once they are allocated to your Annuity, they will also be subject to the formula described above and therefore may be transferred to the AST Investment Grade Bond Portfolio, if dictated by the formula.

 Any Account Value in the AST Investment Grade Bond Sub-account will not be available to participate in the investment experience of the Permitted Sub-accounts regardless of whether there is a subsequent Sub-account decline or recovery until it is transferred out of the AST Investment Grade Bond Sub-account.

 Additional Tax Considerations
 If you purchase an annuity as an investment vehicle for "qualified" investments, including an IRA, SEP-IRA, Tax Sheltered Annuity (or 403(b)) or employer plan under Code Section 401(a), the required minimum distribution rules under the Code provide that you begin receiving periodic amounts from your annuity beginning after age 70 1/2. For a Tax Sheltered Annuity or a 401(a) plan for which the participant is not a greater than five (5) percent owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the owner's lifetime. The amount required under the Code may exceed the Annual Income Amount, which will cause us to increase the Annual Income Amount in any Annuity Year that required minimum distributions due from your Annuity are greater than such amounts. In addition, the amount and duration of payments under the annuity payment and death benefit provisions may be adjusted so that the payments do not trigger any penalty or excise taxes due to tax considerations such as required minimum distribution provisions under the tax law. Please note, however, that any withdrawal (except the Non-Lifetime Withdrawal) you take prior to the Tenth Anniversary, even if withdrawn to satisfy required minimum distribution rules, will cause you to lose the ability to receive the Return of Principal Guarantee and the guaranteed amount described above under "Key Feature - Protected Withdrawal Value".

 Note that under the Worker, Retiree and Employer Recovery Act of 2008, Required Minimum Distributions are suspended for 2009 and are scheduled to resume in 2010. We will continue to treat the calculated amount that would have been a required minimum distribution if not for the suspension as the amount available for withdrawal if you so choose.

 As indicated, withdrawals made while this benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Please see the Tax Considerations section of the prospectus for a detailed discussion of the tax treatment of withdrawals. We do not address each potential tax scenario that could arise with respect to this benefit here. However, we do note that if you participate in Highest Daily Lifetime 7 Plus through a non-qualified annuity, as with all withdrawals, once all Purchase Payments are returned under the Annuity, all subsequent withdrawal amounts will be taxed as ordinary income.

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 Highest Daily Lifetime 7 Plus/SM/ with Beneficiary Income Option
 We offer an optional death benefit feature under Highest Daily Lifetime 7 Plus, the amount of which is linked to your Annual Income Amount. We refer to this optional death benefit as the Beneficiary Income Option or BIO. This version is only being made available in those jurisdictions where we have received regulatory approval and will be offered subsequently in other jurisdictions when we receive regulatory approval in those jurisdictions. You may choose Highest Daily Lifetime 7 Plus with or without also selecting the Beneficiary Income Option death benefit. However, you may not elect the Beneficiary Income Option without Highest Daily Lifetime 7 Plus and you must elect the Beneficiary Income Option death benefit at the time you elect Highest Daily Lifetime 7 Plus. If you elect Highest Daily Lifetime 7 Plus without the Beneficiary Income Option and would like to add the feature later, you must terminate the Highest Daily Lifetime 7 Plus benefit and elect the Highest Daily Lifetime 7 Plus with Beneficiary Income Option (subject to availability and benefit re-election provisions). Please note that if you terminate Highest Daily Lifetime 7 Plus and elect the Highest Daily Lifetime 7 Plus with BIO you lose the guarantees that you had accumulated under your existing benefit and will begin the new guarantees under the new benefit you elect based on your Account Value as of the date the new benefit becomes active. As long as your Highest Daily Lifetime 7 Plus with Beneficiary Income Option is in effect, you must allocate your Account Value in accordance with the then permitted and available investment option(s) with this benefit.

 If you elect this death benefit, you may not elect any other optional benefit. You may elect the Beneficiary Income Option death benefit so long as the Annuitant is no older than age 75 at the time of election and meet the Highest Daily Lifetime 7 Plus age requirements. For purposes of this optional death benefit, we calculate the Annual Income Amount and Protected Withdrawal Value in the same manner that we do under Highest Daily Lifetime 7 Plus itself. However, we will stop determining the Periodic Value (as described above) on the earlier of your first Lifetime Withdrawal after the effective date of the benefit or the Tenth Anniversary Date. This means that under the Highest Daily Lifetime 7 Plus with BIO benefit you will not be eligible for the guaranteed minimum Periodic Values described above on the 20/th/ and 25/th/ Anniversary of the Benefit Effective Date. If you choose the Highest Daily Lifetime 7 Plus with BIO, the maximum charge is 2.00% of the greater of Account Value and the Protected Withdrawal Value ("PWV") annually. The current charge is 1.10% annually of the greater of the Account Value and the PWV. We deduct this charge at the end of each benefit quarter, where each such quarter is part of a year that begins on the effective date of the benefit or an anniversary thereafter. Thus, on each such quarter-end (or the next Valuation Day, if the quarter-end is not a Valuation Day), we deduct 0.275% of the greater of the prior day's Account Value or the prior day's Protected Withdrawal Value at the end of the quarter. We deduct the fee pro rata from each of your Sub-accounts including the AST Investment Grade Bond Sub-account. Because the fee for this benefit is based on the greater of the Account Value or the Protected Withdrawal Value, the fee for Highest Daily Lifetime 7 Plus with the Beneficiary Income Option may be greater than it would have been based on the Account Value alone. If the fee to be deducted exceeds the current Account Value, we will reduce the Account Value to zero and, continue the benefit as described below.

 Upon a death that triggers payment of a death benefit under the Annuity, we identify the following amounts: (a) the amount of the basic death benefit under the Annuity, (b) the Protected Withdrawal Value, and (c) the Annual Income Amount. If there were no Lifetime Withdrawals prior to the date of death, then we calculate the Protected Withdrawal Value for purposes of this death benefit as of the date of death, and we calculate the Annual Income Amount as if there were a withdrawal on the date of death. If there were Lifetime Withdrawals prior to the date of death, then we set the Protected Withdrawal Value and Annual Income Amount for purposes of this death benefit as of the date that we receive due proof of death.

 If there is one beneficiary, he/she must choose to receive either the basic death benefit (in a lump sum or other permitted form of distribution) or the Beneficiary Income Option death benefit (in the form of periodic payments of the Annual Income Amount - such payments may be annual or at other intervals that we permit). If there are multiple beneficiaries, each beneficiary is presented with the same choice. Each beneficiary can choose to take his/her portion of either (a) the basic death benefit, or (b) the Beneficiary Income Option death benefit. In order to receive the Beneficiary Income Option death benefit, each beneficiary's share of the death benefit proceeds must be allocated as a percentage of the total death benefit to be paid. We allow a beneficiary who has opted to receive the Annual Income Amount to designate another beneficiary, who would receive any remaining payments upon the former beneficiary's death. Note also that the final payment, exhausting the Protected Withdrawal Value, may be less than the Annual Income Amount.

 Here is an example to illustrate how the death benefit may be paid:
..   Assume that (i) the basic death benefit is $50,000, the Protected
    Withdrawal Value is $100,000, and the Annual Income Amount is $5,000; (ii) there are two beneficiaries (the first designated to receive 75% of the death benefit and the second designated to receive 25% of the death benefit); (iii) the first beneficiary chooses to receive his/her portion of the death benefit in the form of the Annual Income Amount, and the second beneficiary chooses to receive his/her portion of the death benefit with reference to the basic death benefit.
..   Under those assumptions, the first beneficiary will be paid a pro-rated portion of the Annual Income Amount for 20 years (the 20 year pay out period is derived from the $5,000 Annual Income Amount, paid each year until it exhausts the entire $100,000 Protected Withdrawal Value). The pro-rated portion of the Annual Income Amount, equal to $3,750 annually (i.e., the first beneficiary's 75% share multiplied by $5,000), is then paid each year for the 20 year period. Payment of $3,750 for 20 years results in total payments of $75,000 (i.e., the first beneficiary's 75% share of the $100,000 Protected Withdrawal Value). The second beneficiary would receive 25% of the basic death benefit amount (or $12,500).

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 If you elect to terminate Highest Daily Lifetime 7 Plus with Beneficiary
 Income Option, both Highest Daily Lifetime 7 Plus and that death benefit option will be terminated. You may not terminate the death benefit option without terminating the entire benefit. If you terminate Highest Daily Lifetime 7 Plus with Beneficiary Income Option, your ability to elect other optional living benefits will be affected as indicated in the "Election of and Designations under the Benefit" section above.

 Highest Daily Lifetime 7 Plus/SM/ with Lifetime Income Accelerator
 We offer another version of Highest Daily Lifetime 7 Plus that we call Highest Daily Lifetime 7 Plus with Lifetime Income Accelerator ("Highest Daily Lifetime 7 Plus with LIA"). This version is only being offered in those jurisdictions where we have received regulatory approval and will be offered subsequently in other jurisdictions when we receive regulatory approval in those jurisdictions. You may choose Highest Daily Lifetime 7 Plus with or without also electing LIA, however you may not elect LIA without Highest Daily Lifetime 7 Plus and you must elect the LIA benefit at the time you elect Highest Daily Lifetime 7 Plus. If you elect Highest Daily Lifetime 7 Plus without LIA and would like to add the feature later, you must terminate the Highest Daily Lifetime 7 Plus benefit and elect the Highest Daily Lifetime 7 Plus with LIA (subject to availability and benefit re-election provisions). Please note that if you terminate Highest Daily Lifetime 7 Plus and elect the Highest Daily Lifetime 7 Plus with LIA you lose the guarantees that you had accumulated under your existing benefit and will begin the new guarantees under the new benefit you elect based on your Account Value as of the date the new benefit becomes active. Highest Daily Lifetime 7 Plus with LIA is offered as an alternative to other lifetime withdrawal options. If you elect this benefit, you may not elect any other optional benefit. As long as your Highest Daily Lifetime 7 Plus with LIA benefit is in effect, you must allocate your Account Value in accordance with the then permitted and available investment option(s) with this benefit. The income benefit under Highest Daily Lifetime 7 Plus with LIA currently is based on a single "designated life" who is between the ages of 45 and 75 on the date that the benefit is elected. All terms and conditions of Highest Daily Lifetime 7 Plus apply to this version of the benefit, except as described herein.

 Highest Daily Lifetime 7 Plus with LIA is not long-term care insurance and should not be purchased as a substitute for long-term care insurance. The income you receive through the Lifetime Income Accelerator may be used for any purpose, and it may or may not be sufficient to address expenses you may incur for long-term care. You should seek professional advice to determine your financial needs for long-term care.


 Highest Daily Lifetime 7 Plus with LIA guarantees, until the death of the single designated life, the ability to withdraw an amount equal to double the Annual Income Amount (which we refer to as the "LIA Amount") if you meet the conditions set forth below. If you choose the Highest Daily Lifetime 7 Plus with LIA, the maximum charge is 2.00% of the greater of Account Value and the Protected Withdrawal Value ("PWV") annually. The current charge is 1.10% annually of the greater of Account Value and the PWV. We deduct this charge at the end of each benefit quarter, where each such quarter is part of a year that begins on the effective date of the benefit or an anniversary thereafter. Thus, on each such quarter-end (or the next Valuation Day, if the quarter-end is not a Valuation Day), we deduct 0.275% of the greater of the prior day's Account Value, or the prior day's Protected Withdrawal Value at the end of the quarter. We deduct the fee pro rata from each of your Sub-accounts including the AST Investment Grade Bond Sub-account. Since this fee is based on the greater of Account Value and the Protected Withdrawal Value, the fee for Highest Daily Lifetime 7 Plus with LIA may be greater than it would have been, had it been based on the Account Value alone. If the fee to be deducted exceeds the current Account Value, we will reduce the Account Value to zero, and continue the benefit as described below.


 If this benefit is being elected on an Annuity held as a 403(b) plan, then in addition to meeting the eligibility requirements listed below for the LIA Amount you must separately qualify for distributions from the 403(b) plan itself.

 Eligibility Requirements for LIA Amount. Both a waiting period of 36 months from the benefit effective date, and an elimination period of 120 days from the date of notification that one or both of the requirements described immediately below have been met, apply before you can become eligible for the LIA Amount. Assuming the 36 month waiting period has been met and we have received the notification referenced in the immediately preceding sentence, the LIA amount would be available for withdrawal on the Valuation Day immediately after the 120/th/ day. The waiting period and the elimination period may run concurrently. In addition to satisfying the waiting and elimination period, at least one of the following requirements ("LIA conditions") must be met.

 (1)The designated life is confined to a qualified nursing facility. A qualified nursing facility is a facility operated pursuant to law or any state licensed facility providing medically necessary in-patient care which is prescribed by a licensed physician in writing and based on physical limitations which prohibit daily living in a non-institutional setting.
 (2)The designated life is unable to perform two or more basic abilities of caring for oneself or "activities of daily living." We define these basic abilities as:

    i. Eating: Feeding oneself by getting food into the body from a receptacle (such as a plate, cup or table) or by a feeding tube or intravenously.
    ii.Dressing: Putting on and taking off all items of clothing and any necessary braces, fasteners or artificial limbs.

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   iii.Bathing: Washing oneself by sponge bath; or in either a tub or shower, including the task of getting into or out of the tub or shower. iv.Toileting: Getting to and from the toilet, getting on and off the toilet, and performing associated personal hygiene.
    v. Transferring: Moving into or out of a bed, chair or wheelchair. vi.Continence: Maintaining control of bowel or bladder function; or when unable to maintain control of bowel or bladder function, the ability to perform personal hygiene (including caring for catheter or colostomy bag).

 You must notify us when the LIA conditions have been met. If, when we receive such notification, there are more than 120 days remaining until the end of the waiting period described above, you will not be eligible for the LIA Amount. If there are 120 days or less remaining until the end of the waiting period when we receive notification that the LIA conditions are met, we will determine eligibility for the LIA Amount through our then current administrative process, which may include, but is not limited to, documentation verifying the LIA conditions and/or an assessment by a third party of our choice. Such assessment may be in person and we will assume any costs associated with the aforementioned assessment. Once eligibility is determined, the LIA Amount is equal to double the Annual Income Amount as described above under the Highest Daily Lifetime 7 Plus benefit.

 Additionally, once eligibility is determined, we will reassess your eligibility on an annual basis although your LIA benefit for the year that immediately precedes our reassessment will not be affected if it is determined that you are no longer eligible. Your first reassessment may occur in the same year as your initial assessment. If we determine that you are no longer eligible to receive the LIA Amount, upon the next Annuity Anniversary the Annual Income Amount would replace the LIA Amount. There is no limit on the number of times you can become eligible for the LIA Amount, however, each time would require the completion of the 120-day elimination period, notification that the designated life meets the LIA conditions, and determination, through our then current administrative process, that you are eligible for the LIA Amount, each as described above.

 LIA amount at the first Lifetime Withdrawal. If your first Lifetime Withdrawal subsequent to election of Highest Daily Lifetime 7 Plus with LIA occurs while you are eligible for the LIA Amount, the available LIA Amount is equal to double the Annual Income Amount.

 LIA amount after the first Lifetime Withdrawal. If you become eligible for the LIA Amount after you have taken your first Lifetime Withdrawal, the available LIA amount for the current and subsequent Annuity Years is equal to double the then current Annual Income Amount, however the available LIA amount in the current Annuity Year is reduced by any Lifetime Withdrawals that have been taken in the current Annuity Year. Cumulative Lifetime Withdrawals in an Annuity Year which are less than or equal to the LIA Amount (when eligible for the LIA amount) will not reduce your LIA Amount in subsequent Annuity Years, but any such withdrawals will reduce the LIA Amount on a dollar-for-dollar basis in that Annuity Year.

 Withdrawals In Excess of the LIA amount. If your cumulative Lifetime Withdrawals in an Annuity Year are in excess of the LIA Amount when you are eligible ("Excess Withdrawal"), your LIA Amount in subsequent years will be reduced (except with regard to required minimum distributions) by the result of the ratio of the excess portion of the withdrawal to the Account Value immediately prior to the Excess Withdrawal. Reductions include the actual amount of the withdrawal, including any CDSC that may apply. Withdrawals of any amount (excluding the Non-Lifetime Withdrawal) up to and including the LIA Amount will reduce the Protected Withdrawal Value by the amount of the withdrawal. Excess Withdrawals will reduce the Protected Withdrawal Value by the same ratio as the reduction to the LIA Amount. Any withdrawals that are less than or equal to the LIA amount (when eligible) but in excess of the free withdrawal amount available under this Annuity will not incur a CDSC.

 Withdrawals are not required. However, subsequent to the first Lifetime Withdrawal, the LIA Amount is not increased in subsequent Annuity Years if you decide not to take a withdrawal in an Annuity Year or take withdrawals in an Annuity Year that in total are less than the LIA Amount.

 Purchase Payments. If you are eligible for the LIA Amount as described under "Eligibility Requirements for LIA Amount" and you make an additional Purchase Payment, we will increase your LIA Amount by double the amount we add to your Annual Income Amount.

 Step Ups. If your Annual Income Amount is stepped up, your LIA Amount will be stepped up to equal double the stepped up Annual Income Amount.

 Guarantee Payments. If your Account Value is reduced to zero as a result of cumulative withdrawals that are equal to or less than the LIA Amount when you are eligible, or as a result of the fee that we assess for Highest Daily Lifetime 7 Plus with LIA, and there is still a LIA Amount available, we will make an additional payment for that Annuity Year equal to the remaining LIA Amount. If you have not begun taking Lifetime Withdrawals and your Account Value is reduced to zero as a result of the fee we assess for Highest Daily Lifetime 7 Plus with LIA, we will calculate the Annual Income Amount and any LIA amount if you are eligible, as if you made your first Lifetime Withdrawal on the date the Account Value was reduced to zero and Lifetime Withdrawals will begin on the next Annuity Anniversary. If this were to occur, you are not permitted to make additional purchase

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 payments to your Annuity. Thus, in these scenarios, the remaining LIA Amount would be payable even though your Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the LIA Amount as described in this section. We will make payments until the death of the single designated life. Should the designated life no longer qualify for the LIA amount (as described under "Eligibility Requirements for LIA Amount" above), the Annual Income Amount would continue to be available. Subsequent eligibility for the LIA Amount would require the completion of the 120 day elimination period as well as meeting the LIA conditions listed above under "Eligibility Requirements for LIA Amount". To the extent that cumulative withdrawals in the current Annuity Year that reduce your Account Value to zero are more than the LIA Amount (except in the case of required minimum distributions), Highest Daily Lifetime 7 Plus with LIA terminates, and no additional payments are made.

 Annuity Options. In addition to the Highest Daily Lifetime 7 Plus Annuity Options described above, after the Tenth Anniversary you may also request that we make annuity payments each year equal to the Annual Income Amount. In any year that you are eligible for the LIA Amount, we make annuity payments equal to the LIA Amount. If you would receive a greater payment by applying your Account Value to receive payments for life under your Annuity, we will pay the greater amount. Annuitization prior to the Tenth Anniversary will forfeit any present or future LIA amounts. We will continue to make payments until the death of the Designated Life. If this option is elected, the Annual Income Amount and LIA Amount will not increase after annuity payments have begun.

 If you elect Highest Daily Lifetime 7 Plus with LIA, and never meet the eligibility requirements you will not receive any additional payments based on the LIA Amount.

 SPOUSAL HIGHEST DAILY LIFETIME 7 PLUS/SM/ INCOME BENEFIT (SHD7 Plus)/SM/

 Spousal Highest Daily Lifetime 7 Plus is the spousal version of Highest Daily Lifetime 7 Plus. This version is only being offered in those jurisdictions where we have received regulatory approval and will be offered subsequently in other jurisdictions when we receive regulatory approval in those jurisdictions. Currently, if you elect Spousal Highest Daily Lifetime 7 Plus and subsequently terminate the benefit, you may elect another lifetime withdrawal benefit, subject to our current rules. See "Termination of Existing Benefits and Election New Benefits". Please note that if you terminate Spousal Highest Daily Lifetime 7 Plus and elect another benefit, you lose the guarantees that you had accumulated under your existing benefit and will begin the new guarantees under the new benefit you elect based on your Account Value as of the date the new benefit becomes active. Spousal Highest Daily Lifetime 7 Plus must be elected based on two Designated Lives, as described below. The youngest Designated Life must be at least 50 years old and the oldest Designated Life must be at least 55 years old when the benefit is elected. Spousal Highest Daily Lifetime 7 Plus is not available if you elect any other optional benefit. As long as your Spousal Highest Daily Lifetime 7 Plus Benefit is in effect, you must allocate your Account Value in accordance with the then permitted and available investment option(s) with this benefit. For a more detailed description of permitted investment options, see the "Investment Options" section in this Prospectus.


 We offer a benefit that guarantees until the later death of two natural persons who are each other's spouses at the time of election of the benefit and at the first death of one of them (the "Designated Lives", and each, a "Designated Life") the ability to withdraw an annual amount (the "Annual Income Amount") equal to a percentage of an initial principal value (the "Protected Withdrawal Value") regardless of the impact of Sub-account performance on the Account Value, subject to our rules regarding the timing and amount of withdrawals. You are guaranteed to be able to withdraw the Annual Income Amount for the lives of the Designated Lives ("Lifetime Withdrawals") provided you have not made "excess withdrawals" that have resulted in your Account Value being reduced to zero. We also permit a one-time Non-Lifetime Withdrawal from your Annuity prior to taking Lifetime Withdrawals under the benefit. The benefit may be appropriate if you intend to make periodic withdrawals from your Annuity, wish to ensure that Sub-account performance will not affect your ability to receive annual payments, and wish either spouse to be able to continue the Spousal Highest Daily Lifetime 7 Plus benefit after the death of the first spouse. You are not required to make withdrawals as part of the benefit - the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the benefit. As discussed below, we require that you participate in our asset transfer program in order to participate in Spousal Highest Daily Lifetime 7 Plus.

 Although you are guaranteed the ability to withdraw your Annual Income Amount for life even if your Account Value falls to zero, if you take an excess withdrawal that brings your Account Value to zero, it is possible that your Annual Income Amount could also fall to zero. In that scenario, no further amount would be payable under Spousal Highest Daily Lifetime 7 Plus.

 Key Feature - Protected Withdrawal Value
 The Protected Withdrawal Value is used to calculate the initial Annual Income Amount. The Protected Withdrawal Value is separate from your Account Value and not available as cash or a lump sum. On the effective date of the benefit, the Protected Withdrawal Value is equal to your Account Value. On each Valuation Day thereafter until the date of your first Lifetime Withdrawal (excluding any Non-Lifetime Withdrawal discussed below), the Protected Withdrawal Value is equal to the "Periodic Value" described in the next paragraph.

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

 The "Periodic Value" initially is equal to the Account Value on the effective date of the benefit. On each Valuation Day thereafter until the first Lifetime Withdrawal, we recalculate the Periodic Value. We stop determining the Periodic Value upon your first Lifetime Withdrawal after the effective date of the benefit. On each Valuation Day (the "Current Valuation Day"), the Periodic Value is equal to the greater of:

 (1)the Periodic Value for the immediately preceding business day (the "Prior Valuation Day") appreciated at the daily equivalent of 7% annually during the calendar day(s) between the Prior Valuation Day and the Current Valuation Day (i.e., one day for successive Valuation Days, but more than one calendar day for Valuation Days that are separated by weekends and/or holidays), plus the amount of any adjusted Purchase Payment made on the Current Valuation Day (the Periodic Value is proportionally reduced for any Non-Lifetime Withdrawal); and
 (2)the Account Value.

 If you have not made a Lifetime Withdrawal on or before the 10/th/, 20/th/, or 25/th/ Anniversary of the effective date of the benefit, your Periodic Value on the 10/th/, 20/th/, or 25/th/ Anniversary of the benefit effective date is equal to the greater of:

 (1)the Periodic Value described above or,
 (2)the sum of (a), (b) and (c) (proportionally reduced for any Non-Lifetime Withdrawal):

    (a)200% (on the 10/th/ anniversary), 400% (on the 20/th/ anniversary) or 600% (on the 25/th/ anniversary) of the Account Value on the effective date of the benefit;
    (b)200% (on the 10/th/ anniversary), 400% (on the 20/th/ anniversary) or 600% (on the 25/th/ anniversary) of all adjusted Purchase Payments made within one year following the effective date of the benefit; and
    (c)All adjusted Purchase Payments made after one year following the effective date of the benefit.

 If you elect Spousal Highest Daily Lifetime 7 Plus with Beneficiary Income Option ("BIO") (see below), we will stop determining the Periodic Value (as described above) on the earlier of your first Lifetime Withdrawal after the effective date of the benefit or the Tenth Anniversary of the effective date of the benefit ("Tenth Anniversary"). This means that under the Spousal Highest Daily Lifetime 7 Plus with BIO benefit you will not be eligible for the guaranteed minimum Periodic Values described above on the 20/th/ and 25/th/ Anniversary of the Benefit Effective Date.

 On and after the date of your first Lifetime Withdrawal, your Protected Withdrawal Value is increased by the amount of any subsequent Purchase Payments, is reduced by withdrawals, including your first Lifetime Withdrawal (as described below), and may be increased if you qualify for a step-up (as described below).

 Return of Principal Guarantee
 If you have not made a Lifetime Withdrawal before the Tenth Anniversary, we will increase your Account Value on that Tenth Anniversary (or the next Valuation Day, if that anniversary is not a Valuation Day), if the requirements set forth in this paragraph are met. On the Tenth Anniversary, we add:

 a) your Account Value on the day that you elected Spousal Highest Daily Lifetime 7 Plus proportionally reduced for any Non-Lifetime Withdrawal; and
 b) the sum of each Purchase Payment proportionally reduced for any subsequent Non-Lifetime Withdrawal you made during the one-year period after you elected the benefit.

 If the sum of (a) and (b) is greater than your Account Value on the Tenth Anniversary, we increase your Account Value to equal the sum of (a) and (b), by contributing funds from our general account. If the sum of (a) and (b) is less than or equal to your Account Value on the Tenth Anniversary, we make no such adjustment. The amount that we add to your Account Value under this provision will be allocated to each of your variable investment options (including the AST Investment Grade Bond Sub-account used with this benefit), in the same proportion that each such Sub-account bears to your total Account Value, immediately before the application of the amount. Any such amount will not be considered a Purchase Payment when calculating your Protected Withdrawal Value, your death benefit, or the amount of any optional benefit that you may have selected, and therefore will have no direct impact on any such values at the time we add this amount. Because the amount is added to your Account Value, it will also be subject to each charge under your Annuity based on Account Value. This potential addition to Account Value is available only if you have elected Spousal Highest Daily Lifetime 7 Plus and if you meet the conditions set forth in this paragraph. Thus, if you take a withdrawal, including a required minimum distribution, (other than a Non-Lifetime Withdrawal) prior to the Tenth Anniversary, you are not eligible to receive the Return of Principal Guarantee. The Return of Principal Guarantee is referred to as the Guaranteed Minimum Account Value Credit in the benefit rider.

 Key Feature - Annual Income Amount under the Spousal Highest Daily Lifetime 7 Plus Benefit
 The Annual Income Amount is equal to a specified percentage of the Protected Withdrawal Value. The percentage initially depends on the age of the youngest Designated Life on the date of the first Lifetime Withdrawal after election of the benefit. The

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

 percentages are: 4% for ages 50 - less than 59 1/2, 5% for ages 59 1/2 - 79, 6% for ages 80 to 84, 7% for ages 85 to 89, and 8% for ages 90 and older. We use the age of the youngest Designated Life even if that Designated Life is no longer a participant under the Annuity due to death or divorce. Under the Spousal Highest Daily Lifetime 7 Plus benefit, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If your cumulative Lifetime Withdrawals in an Annuity Year are in excess of the Annual Income Amount for any Annuity Year ("Excess Income"), your Annual Income Amount in subsequent years will be reduced (except with regard to required minimum distributions for this Annuity that comply with our rules) by the result of the ratio of the Excess Income to the Account Value immediately prior to such withdrawal (see examples of this calculation below). Reductions are based on the actual amount of the withdrawal, including any CDSC that may apply. Lifetime Withdrawals of any amount up to and including the Annual Income Amount will reduce the Protected Withdrawal Value by the amount of the withdrawal. Withdrawals of Excess Income will reduce the Protected Withdrawal Value by the same ratio as the reduction to the Annual Income Amount.

 Note that if your withdrawal of the Annual Income Amount in a given Annuity Year exceeds the applicable free withdrawal amount under the Annuity (but is not considered Excess Income), we will not impose any CDSC on the amount of that withdrawal.

 You may use the Systematic Withdrawal program to make withdrawals of the Annual Income Amount. Any systematic withdrawal will be deemed a Lifetime Withdrawal under this benefit.

 Any Purchase Payment that you make subsequent to the election of Spousal Highest Daily Lifetime 7 Plus will (i) increase the then-existing Annual Income Amount by an amount equal to a percentage of the Purchase Payment (including the amount of any associated Credit) based on the age of the younger Annuitant at the time of the first Lifetime Withdrawal (the percentages are: 4% for ages 50 - less than 59 1/2, 5% for ages 59 1/2 - 79, 6% for ages 80-84, 7% for ages 85-89, and 8% for ages 90 and older), and
 (ii) increase the Protected Withdrawal Value by the amount of the Purchase Payment (including the amount of any associated Credit).

 Highest Daily Auto Step-Up
 An automatic step-up feature ("Highest Daily Auto Step-Up") is part of this benefit. As detailed in this paragraph, the Highest Daily Auto Step-Up feature can result in a larger Annual Income Amount subsequent to your first Lifetime Withdrawal. The Highest Daily Step-Up starts with the anniversary of the Issue Date of the Annuity (the "Annuity Anniversary") immediately after your first Lifetime Withdrawal under the benefit. Specifically, upon the first such Annuity Anniversary, we identify the Account Value on each Valuation Day within the immediately preceding Annuity Year after your first Lifetime Withdrawal. Having identified the highest daily value (after all daily values have been adjusted for subsequent purchase payments and withdrawals), we then multiply that value by a percentage that varies based on the age of the youngest Designated Life on the Annuity Anniversary as of which the step-up would occur. The percentages are 4% for ages 50 - less than 59 1/2, 5% for ages 59 1/2 - 79, 6% for ages 80-84, 7% for ages 85-89, and 8% for ages 90 and older. If that value exceeds the existing Annual Income Amount, we replace the existing amount with the new, higher amount. Otherwise, we leave the existing Annual Income Amount intact. The Account Value on the Annuity Anniversary is considered the last daily step-up value of the Annuity Year. In later years (i.e., after the first Annuity Anniversary after the first Lifetime Withdrawal), we determine whether an automatic step-up should occur on each Annuity Anniversary by performing a similar examination of the Account Values that occurred on Valuation Days during the year. At the time that we increase your Annual Income Amount, we also increase your Protected Withdrawal Value to equal the highest daily value upon which your step-up was based only if that results in an increase to the Protected Withdrawal Value. Your Protected Withdrawal Value will never be decreased as a result of an income step-up. If, on the date that we implement a Highest Daily Auto Step-Up to your Annual Income Amount, the charge for Spousal Highest Daily Lifetime 7 Plus has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Prior to increasing your charge for Spousal Highest Daily Lifetime 7 Plus upon a step-up, we would notify you, and give you the opportunity to cancel the automatic step-up feature. If you receive notice of a proposed step-up and accompanying fee increase, you should carefully evaluate whether the amount of the step-up justifies the increased fee to which you will be subject.

 If you establish a Systematic Withdrawal program, we will not automatically increase the withdrawal amount when there is an increase to the Annual Income Amount.

 The Spousal Highest Daily Lifetime 7 Plus benefit does not affect your ability to make withdrawals under your Annuity, or limit your ability to request withdrawals that exceed the Annual Income Amount. Under Spousal Highest Daily Lifetime 7 Plus, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year.

 If, cumulatively, you withdraw an amount less than the Annual Income Amount in any Annuity Year, you cannot carry-over the unused portion of the Annual Income Amount to subsequent Annuity Years.

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

 Because each of the Protected Withdrawal Value and Annual Income Amount is determined in a way that is not solely related to Account Value, it is possible for the Account Value to fall to zero, even though the Annual Income Amount remains.

 Examples of dollar-for-dollar and proportional reductions, and the Highest Daily Auto Step-Up are set forth below. The values shown here are purely hypothetical, and do not reflect the charges for the Spousal Highest Daily Lifetime 7 Plus benefit or any other fees and charges. Assume the following for all three examples:
..   The Issue Date is December 1, 2008
..   The Spousal Highest Daily Lifetime 7 Plus benefit is elected on March 5,
    2009
..   The younger Designated Life was 70 years old when he/she elected the
    Spousal Highest Daily Lifetime 7 Plus benefit.

 Example of dollar-for-dollar reductions
 On November 24, 2009, the Protected Withdrawal Value is $120,000, resulting in an Annual Income Amount of $6,000 (since the youngest designated life is between the ages of 59 1/2 and 79 at the time of the first Lifetime Withdrawal, the Annual Income Amount is 5% of the Protected Withdrawal Value, in this case 5% of $120,000). Assuming $2,500 is withdrawn from the Annuity on this date, the remaining Annual Income Amount for that Annuity Year (up to and including December 1, 2009) is $3,500. This is the result of a dollar-for-dollar reduction of the Annual Income Amount ($6,000 less $2,500 = $3,500).

 Example of proportional reductions
 Continuing the previous example, assume an additional withdrawal of $5,000 occurs on November 27, 2009 and the Account Value at the time and immediately prior to this withdrawal is $118,000. The first $3,500 of this withdrawal reduces the Annual Income Amount for that Annuity Year to $0. The remaining withdrawal amount of $1,500 - reduces the Annual Income Amount in future Annuity Years on a proportional basis based on the ratio of the excess withdrawal to the Account Value immediately prior to the excess withdrawal. (Note that if there were other withdrawals in that Annuity Year, each would result in another proportional reduction to the Annual Income Amount).

 Here is the calculation:

  Account Value before Lifetime Withdrawal                       $118,000.00
  Less amount of "non" excess withdrawal                         $  3,500.00
  Account Value immediately before excess withdrawal of $1,500   $114,500.00
  Excess withdrawal amount                                       $  1,500.00
  Divided by Account Value immediately before excess withdrawal  $114,500.00
  Ratio                                                                 1.31%
  Annual Income Amount                                           $  6,000.00
  Less ratio of 1.31%                                            $     78.60
  Annual Income Amount for future Annuity Years                  $  5,921.40

 Example of highest daily auto step-up
 On each Annuity Anniversary date, the Annual Income Amount is stepped-up if the appropriate percentage (based on the youngest Designated Life's age on the Annuity Anniversary) of the highest daily value since your first Lifetime Withdrawal (or last Annuity Anniversary in subsequent years), adjusted for withdrawals and additional Purchase Payments, is higher than the Annual Income Amount, adjusted for excess withdrawals and additional Purchase Payments.

 Continuing the same example as above, the Annual Income Amount for this Annuity Year is $6,000. However, the excess withdrawal on November 27 reduces the amount to $5,921.40 for future years (see above). For the next Annuity Year, the Annual Income Amount will be stepped up if 5% (since the youngest Designated Life is between 59 1/2 and 79 on the date of the potential step-up) of the highest daily Account Value adjusted for withdrawals and Purchase Payments, is higher than $5921.40. Here are the calculations for determining the daily values. Only the November 25 value is being adjusted for excess withdrawals as the November 30 and December 1 Valuation Days occur after the excess withdrawal on November 27.

                                   Highest Daily Value
                                     (adjusted with      Adjusted Annual Income
                                 withdrawal and Purchase   Amount (5% of the
Date*              Account value       Payments)**        Highest Daily Value)
-----              ------------- ----------------------- ----------------------
November 25, 2009   $119,000.00     $      119,000.00          $5,950.00
November 26, 2009                    Thanksgiving Day
November 27, 2009   $113,000.00     $      113,986.95          $5,699.35
November 30, 2009   $113,000.00     $      113,986.95          $5,699.35
December 01, 2009   $119,000.00     $      119,000.00          $5,950.00

 * In this example, the Annuity Anniversary date is December 1. The Valuation Dates are every day following the first Lifetime Withdrawal. In subsequent Annuity Years Valuation Dates will be every day following the Annuity Anniversary. The Annuity Anniversary Date of December 1 is considered the final Valuation Date for the Annuity Year.

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

 ** In this example, the first daily value after the first Lifetime Withdrawal is $119,000 on November 25, resulting in an adjusted Annual Income Amount of $5,950.00. This amount is adjusted on November 27 to reflect the $5,000 withdrawal. The calculations for the adjustments are:
   . The Account Value of $119,000 on November 25 is first reduced dollar-for-dollar by $3,500 ($3,500 is the remaining Annual Income Amount for the Annuity Year), resulting in an adjusted Account Value of $115,500 before the excess withdrawal.
   . This amount ($115,500) is further reduced by 1.31% (this is the ratio in the above example which is the excess withdrawal divided by the Account Value immediately preceding the excess withdrawal) resulting in a Highest Daily Value of $113,986.95.
   . The adjusted Annual Income Amount is carried forward to the next Valuation Date of November 30. At this time, we compare this amount to 5% of the Account Value on November 30. Since the November 27 adjusted Annual Income Amount of $5,699.35 is higher than $5,650.00 (5% of $113,000), we continue to carry $5,699.35 forward to the next and final Valuation Date of December 1. The Account Value on December 1 is $119,000 and 5% of this amount is $5,950. Since this is higher than $5,699.35, the adjusted Annual Income Amount is reset to $5,950.00.

 In this example, 5% of the December 1 value results in the highest amount of $5,950.00. Since this amount is higher than the current year's Annual Income Amount of $5,921.40 adjusted for excess withdrawals, the Annual Income Amount for the next Annuity Year, starting on December 2, 2009 and continuing through December 1, 2010, will be stepped-up to $5,950.00.

 Non-Lifetime Withdrawal Feature
 You may take a one-time non-lifetime withdrawal ("Non-Lifetime Withdrawal") under Spousal Highest Daily Lifetime 7 Plus. It is an optional feature of the benefit that you can only elect at the time of your first withdrawal. The amount of the Non-Lifetime Withdrawal cannot be more than the amount that would cause the Annuity to be taken below the minimum Surrender Value after a withdrawal for your Annuity. This Non-Lifetime Withdrawal will not establish our initial Annual Income Amount and the Periodic Value above will continue to be calculated. However, the total amount of the withdrawal will proportionally reduce all guarantees associated with the Spousal Highest Daily Lifetime 7 Plus benefit. You must tell us if your withdrawal is intended to be the Non-Lifetime Withdrawal and not the first Lifetime Withdrawal under the Spousal Highest Daily Lifetime 7 Plus benefit. If you don't elect the Non-Lifetime Withdrawal, the first withdrawal you make will be the first Lifetime Withdrawal that establishes your Protected Withdrawal Value and Annual Income Amount. Once you elect the Non-Lifetime Withdrawal or Lifetime Withdrawals, no additional Non-Lifetime withdrawals may be taken.

 The Non-Lifetime Withdrawal will proportionally reduce the Protected Withdrawal Value, the Return of Principal guarantee and the Periodic Value guarantees on the tenth, twentieth and twenty-fifth anniversaries of the benefit effective date, described above, by the percentage the total withdrawal amount (including any applicable CDSC) represents of the then current Account Value immediately prior to the time of the withdrawal.

 If you are participating in a Systematic Withdrawal program, the first withdrawal under the program cannot be classified as the Non-Lifetime Withdrawal. The first partial withdrawal in payment of any third party investment advisory service from your Annuity also cannot be classified as the Non-Lifetime Withdrawal.

 Example - Non-Lifetime Withdrawal (proportional reduction)
 This example is purely hypothetical and does not reflect the charges for the benefit or any other fees and charges. It is intended to illustrate the proportional reduction of the Non-Lifetime Withdrawal under this benefit.

 Assume the following:
..   The Issue Date is December 1, 2008
..   The Spousal Highest Daily Lifetime 7 Plus benefit is elected on March 5,
    2009
..   The Account Value at benefit election was $105,000
..   The younger Designated Life was 70 years old when he/she elected the
    Spousal Highest Daily Lifetime 7 Plus benefit.
..   No previous withdrawals have been taken under the Spousal Highest Daily
    Lifetime 7 Plus benefit.

 On May 2, 2009, the Protected Withdrawal Value is $125,000, the 10/th/ benefit year minimum Periodic Value guarantee is $210,000, the 10/th/ benefit year Return of Principal guarantee is $105,000, the 20/th/ benefit year minimum Periodic Value guarantee is $420,000, the 25/th/ benefit year minimum Periodic Value guarantee is $630,000 and the Account Value is $120,000. Assuming $15,000 is withdrawn from the Annuity on May 2, 2009 and is designated as a Non-Lifetime Withdrawal, all guarantees associated with the Spousal Highest Daily Lifetime 7 Plus benefit will be reduced by the ratio the total withdrawal amount represents of the Account Value just prior to the withdrawal being taken.

 Here is the calculation:

      Withdrawal Amount divided by                               $ 15,000
      Account Value before withdrawal                            $120,000
      Equals ratio                                                   12.5%
      All guarantees will be reduced by the above ratio (12.5%)
      Protected Withdrawal Value                                 $109,375
      10/th/ benefit year Return of Principal                    $ 91,875
      10/th/ benefit year Minimum Periodic Value                 $183,750
      20/th/ benefit year Minimum Periodic Value                 $367,500
      25/th/ benefit year Minimum Periodic Value                 $551,250

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

 Required Minimum Distributions
 Withdrawals that exceed the Annual Income Amount, but which you are required to take as a required minimum distribution for this Annuity, will not reduce the Annual Income Amount for future years. No additional Annual Income Amounts will be available in an Annuity Year due to required minimum distributions unless the required minimum distribution amount is greater than the Annual Income Amount. Any withdrawal you take that exceeds the Annual Income Amount in Annuity Years that your required minimum distribution amount is not greater than the Annual Income Amount will be treated as an Excess Withdrawal under the benefit. If the required minimum distribution (as calculated by us for your Annuity and not previously withdrawn in the current calendar year) is greater than the Annual Income Amount, an amount equal to the remaining Annual Income Amount plus the difference between the required minimum distribution amount not previously withdrawn in the current calendar year and the Annual Income Amount will be available in the current Annuity Year without it being considered an excess withdrawal. In the event that a required minimum distribution is calculated in a calendar year that crosses more than one Annuity Year and you choose to satisfy the entire required minimum distribution for that calendar year in the next Annuity Year, the distribution taken in the next Annuity Year will reduce your Annual Income Amount in that Annuity Year on a dollar for dollar basis. If the required minimum distribution not taken in the prior Annuity Year is greater than the Annual Income Amount as guaranteed by the benefit in the current Annuity Year, the total required minimum distribution amount may be taken without being treated as an excess withdrawal.

 Example - required minimum distributions
 The following example is purely hypothetical and is intended to illustrate a scenario in which the required minimum distribution amount in a given Annuity Year is greater than the Annual Income Amount.

 Annual Income Amount = $5,000

 Remaining Annual Income Amount = $3,000

 Required Minimum Distribution = $6,000

 The amount you may withdraw in the current Annuity Year without it being treated as an Excess Withdrawal is $4,000. ($3,000 + ($6,000 - $5,000) =
 $4,000).

 If the $4,000 withdrawal is taken, the remaining Annual Income Amount will be zero and the remaining required minimum distribution amount of $2,000 may be taken in the subsequent Annuity Year (when your Annual Income Amount is reset to $5,000) without proportionally reducing all guarantees associated with the Spousal Highest Daily Lifetime 7 Plus benefit as described above. The amount you may withdraw in the subsequent Annuity Year if you choose not to satisfy the required minimum distribution in the current Annuity Year (assuming the Annual Income Amount in the subsequent Annuity Year is $5,000) without being treated as an Excess Withdrawal is $6,000. This withdrawal must comply with all IRS guidelines in order to satisfy the required minimum distribution for the current calendar year.

 Benefits Under Spousal Highest Daily Lifetime 7 Plus
..   To the extent that your Account Value was reduced to zero as a result of cumulative Lifetime Withdrawals in an Annuity Year that are equal to or less than the Annual Income Amount or as a result of the fee that we assess for Spousal Highest Daily Lifetime 7 Plus, and amounts are still payable under Spousal Highest Daily Lifetime 7 Plus, we will make an additional payment, if any, for that Annuity Year equal to the remaining Annual Income Amount for the Annuity Year. If you have not begun taking Lifetime Withdrawals and your Account Value is reduced to zero as a result of the fee we assess for Spousal Highest Daily Lifetime 7 Plus, we will calculate the Annual Income Amount as if you made your first Lifetime Withdrawal on the date the Account Value was reduced to zero and Lifetime Withdrawals will begin on the next Annuity Anniversary. If this were to occur, you are not permitted to make additional purchase payments to your Annuity. Thus, in these scenarios, the remaining Annual Income Amount would be payable even though your Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the Annual Income Amount as described in this section. We will make payments until the death of the first of the Designated Lives to die, and will continue to make payments until the death of the second Designated Life as long as the Designated Lives were spouses at the time of the first death. To the extent that cumulative withdrawals in the Annuity Year that reduced your Account Value to zero are more than the Annual Income Amount, the Spousal Highest Daily Lifetime 7 Plus benefit terminates, and no additional payments will be made. However, if a withdrawal in the latter scenario was taken to satisfy a required minimum distribution under the Annuity the benefit will not terminate, and we will continue to pay the Annual Income Amount in subsequent Annuity Years until the death of the second Designated Life provided the Designated lives were spouses at the death of the first Designated Life.
..   If Annuity payments are to begin under the terms of your Annuity, or if you decide to begin receiving Annuity payments and there is an Annual Income Amount due in subsequent Annuity Years, you can elect one of the following two options:

       (1)apply your Account Value to any Annuity option available; or
       (2)request that, as of the date Annuity payments are to begin, we make Annuity payments each year equal to the Annual Income Amount. We will make payments until the first of the Designated Lives to die, and will continue to make

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

          payments until the death of the second Designated Life as long as the Designated Lives were spouses at the time of the first death. If, due to death of a Designated Life or divorce prior to annuitization, only a single Designated Life remains, then Annuity payments will be made as a life annuity for the lifetime of the Designated Life. We must receive your request in a form acceptable to us at our office.

 In the absence of an election when mandatory annuity payments are to begin, we will make annual annuity payments as a joint and survivor or single (as applicable) life fixed annuity with ten payments certain, by applying the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. The amount that will be applied to provide such Annuity payments will be the greater of:

       (1)the present value of the future Annual Income Amount payments. Such present value will be calculated using the greater of the joint and survivor or single (as applicable) life fixed annuity rates then currently available or the joint and survivor or single (as applicable) life fixed annuity rates guaranteed in your Annuity; and
       (2)the Account Value.

..   If no Lifetime Withdrawal was ever taken, we will calculate the Annual
    Income Amount as if you made your first Lifetime Withdrawal on the date the annuity payments are to begin.
..   Please note that payments that we make under this benefit after the Annuity
    Anniversary coinciding with or next following the older of the owner or Annuitant's 95/th/ birthday, will be treated as annuity payments.

 Other Important Considerations
..   Withdrawals under the Spousal Highest Daily Lifetime 7 Plus benefit are subject to all of the terms and conditions of the Annuity, including any applicable CDSC for the Non-Lifetime Withdrawal as well as withdrawals that exceed the Annual Income Amount.

..   Withdrawals made while the Spousal Highest Daily Lifetime 7 Plus benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Any withdrawals made under the benefit will be taken pro-rata from the Sub-accounts (including the AST Investment Grade Bond Sub-account) and the DCA Fixed Rate Options (if you are participating in the 6 or 12 Month DCA Program). Withdrawals from the DCA Fixed Rate Options will be taken on a last-in, first-out basis.

..   You can make withdrawals from your Annuity while your Account Value is greater than zero without purchasing the Spousal Highest Daily Lifetime 7 Plus benefit. The Spousal Highest Daily Lifetime 7 Plus benefit provides a guarantee that if your Account Value is reduced to zero (subject to program rules regarding the timing and amount of withdrawals), you will be able to receive your Annual Income Amount in the form of periodic benefit payments.
..   Upon inception of the benefit, 100% of your Account Value must be allocated to the Permitted Sub-accounts.

..   You cannot allocate Purchase Payments or transfer Account Value to or from the AST Investment Grade Bond Portfolio Sub-account (as described below) if you elect this benefit. A summary description of the AST Investment Grade Bond Portfolio appears in the prospectus section entitled "What Are The Investment Objectives and Policies of The Portfolios?". Upon the initial transfer of your Account Value into the AST Investment Grade Bond Portfolio, we will send a prospectus for that Portfolio to you, along with your confirmation statement. In addition, you can find a copy of the AST Investment Grade Bond Portfolio prospectus by going to www.prudentialannuities.com.

..   You can make withdrawals from your Annuity without purchasing the Spousal
    Highest Daily Lifetime 7 Plus benefit. The Spousal Highest Daily Lifetime 7 Plus benefit provides a guarantee that if your Account Value declines due to Sub-account performance, you will be able to receive your Annual Income Amount in the form of periodic benefit payments.
..   Transfers to and from the elected Sub-accounts and the AST Investment Grade
    Bond Portfolio Sub-account triggered by the Spousal Highest Daily Lifetime
    7 Plus asset transfer program will not count toward the maximum number of free transfers allowable under an Annuity.

..   You must allocate your Account Value in accordance with the then available investment option(s) that we may prescribe in order to elect and maintain the Spousal Highest Daily Lifetime 7 Plus benefit. If, subsequent to your election of the benefit, we change our requirements for how Account Value must be allocated under the benefit, the new requirement will apply only to new elections of the benefit, and we will not compel you to re-allocate your Account Value in accordance with our newly adopted requirements. Subject to any change in requirements, transfers of Account Value and allocation of Additional purchase payments may be subject to new investment limitations.
..   If you elect this benefit and in connection with that election, you are required to reallocate to permitted investment options, then on the Valuation Day we receive your request in Good Order, we will (i) sell units of the non-permitted investment options and (ii) invest the proceeds of those sales in the permitted investment options that you have designated. During this reallocation process, your Account Value allocated to the Sub-accounts will remain exposed to investment risk, as is the case generally. The newly-elected benefit will commence at the close of business on the following Valuation Day. Thus, the protection afforded by the newly-elected benefit will not arise until the close of business on the following Valuation Day.

..   The maximum fee for Spousal Highest Daily Lifetime 7 Plus is 1.50% annually of the greater of Account Value and the Protected Withdrawal Value. The current fee for Spousal Highest Daily Lifetime 7 Plus is 0.90% annually of the greater of Account Value and the Protected Withdrawal Value. We deduct this fee at the end of each benefit quarter, where each such quarter is part of a year that begins on the effective date of the benefit or an anniversary thereafter. Thus, on each such

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   quarter-end (or the next Valuation Day, if the quarter-end is not a
    Valuation Day), we deduct 0.225% of the greater of the prior day's Account Value, or the prior day's Protected Withdrawal Value at the end of the quarter. We deduct the fee pro rata from each of your Sub-accounts including the AST Investment Grade Bond Sub-account. Since this fee is based on the greater of the Account Value and the Protected Withdrawal Value, the fee for Spousal Highest Daily Lifetime 7 Plus may be greater than it would have been, had it been based on the Account Value alone. If the fee to be deducted exceeds the Account Value, we will reduce the Account Value to zero, and continue the benefit as described above.

 Election of and Designations under the Benefit
 Spousal Highest Daily Lifetime 7 Plus can only be elected based on two Designated Lives. Designated Lives must be natural persons who are each other's spouses at the time of election of the benefit and at the death of the first of the Designated Lives to die. Currently, Spousal Highest Daily Lifetime 7 Plus only may be elected where the Owner, Annuitant, and Beneficiary designations are as follows:
..   One Annuity Owner, where the Annuitant and the Owner are the same person and the beneficiary is the Owner's spouse. The youngest Owner/Annuitant and the beneficiary must be at least 50 years old and the oldest must be at least 55 years old at the time of election; or
..   Co-Annuity Owners, where the Owners are each other's spouses. The beneficiary designation must be the surviving spouse, or the spouses named equally. One of the owners must be the Annuitant. The youngest Owner must be at least 50 years old and the oldest owner must be at least 55 years old at the time of election; or
..   One Annuity Owner, where the Owner is a custodial account established to hold retirement assets for the benefit of the Annuitant pursuant to the provisions of Section 408(a) of the Internal Revenue Code (or any successor Code section thereto) ("Custodial Account"), the beneficiary is the Custodial Account, and the spouse of the Annuitant is the Contingent Annuitant. The youngest of the Annuitant and the Contingent Annuitant must be at least 50 years old and the oldest must be at least 55 years old at the time of election.

 We do not permit a change of Owner under this benefit, except as follows: (a) if one Owner dies and the surviving spousal Owner assumes the Annuity, or (b) if the Annuity initially is co-owned, but thereafter the Owner who is not the Annuitant is removed as Owner. We permit changes of beneficiary under this benefit. If the Designated Lives divorce, the Spousal Highest Daily Lifetime 7 Plus benefit may not be divided as part of the divorce settlement or judgment. Nor may the divorcing spouse who retains ownership of the Annuity appoint a new Designated Life upon re-marriage.

 Spousal Highest Daily Lifetime 7 Plus can be elected at the time that you purchase your Annuity or after the Issue Date, subject to our eligibility rules and restrictions. See "Termination of Existing Benefits and Election of New Benefits" below for information pertaining to elections, termination and re-election of benefits. Please note that if you terminate a living benefit and elect a new living benefit, you lose the guarantees that you had accumulated under your existing benefit and will begin the new guarantees under the new benefit you elected based on your Account Value as of the date the new benefit becomes active. We reserve the right to waive, change and/or further limit the election frequency in the future.

 Termination of the Benefit
 You may terminate the benefit at any time by notifying us. If you terminate the benefit, any guarantee provided by the benefit will terminate as of the date the termination is effective, and certain restrictions on re-election may apply. The benefit automatically terminates: (i) if upon the death of the first Designated Life, the surviving Designated Life opts to take the death benefit under the Annuity (thus, the benefit does not terminate solely because of the death of the first Designated Life), (ii) upon the death of the second Designated Life, (iii) upon your termination of the benefit, (iv) upon your surrender of the Annuity, (v) upon your election to begin receiving annuity payments (although if you have elected to take annuity payments in the form of the Annual Income Amount, we will continue to pay the Annual Income Amount),
 (vi) if both the Account Value and Annual Income Amount equal zero, or
 (vii) if you cease to meet our requirements as described in "Election of and Designations under the Benefit".

 Upon termination of Spousal Highest Daily Lifetime 7 Plus other than upon death of a Designated Life, we impose any accrued fee for the benefit (i.e., the fee for the pro-rated portion of the year since the fee was last assessed), and thereafter we cease deducting the charge for the benefit. With regard to your investment allocations, upon termination we will: (i) leave intact amounts that are held in the variable investment options, and
 (ii) transfer all amounts held in the AST Investment Grade Bond Portfolio Sub-account (as defined below) to your variable investment options based on your existing allocation instructions or (in the absence of such instruction) pro rata (i.e. in the same proportion as the current balances in your variable investment options).

 How Spousal Highest Daily Lifetime 7 Plus Transfers Account Value between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account

 See "How Highest Daily Lifetime 7 Plus Transfers Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account" in this Prospectus for information regarding this component of the benefit.


 Additional Tax Considerations
 If you purchase an annuity as an investment vehicle for "qualified" investments, including an IRA, SEP-IRA, Tax Sheltered Annuity (or 403(b)) or employer plan under Code Section 401(a), the required minimum distribution rules under the Code provide

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 that you begin receiving periodic amounts from your annuity beginning after age 70 1/2. For a Tax Sheltered Annuity or a 401(a) plan for which the participant is not a greater than five (5) percent owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the owner's lifetime. The amount required under the Code may exceed the Annual Income Amount, which will cause us to increase the Annual Income Amount in any Annuity Year that required minimum distributions due from your Annuity are greater than such amounts. In addition, the amount and duration of payments under the annuity payment and death benefit provisions may be adjusted so that the payments do not trigger any penalty or excise taxes due to tax considerations such as required minimum distribution provisions under the tax law. Please note, however, that any withdrawal (except the Non-Lifetime Withdrawal) you take prior to the Tenth Anniversary, even if withdrawn to satisfy required minimum distribution rules, will cause you to lose the ability to receive the Return of Principal Guarantee and the guaranteed amount described above under "Key Feature - Protected Withdrawal Value".

 Note that under the Worker, Retiree and Employer Recovery Act of 2008, Required Minimum Distributions are suspended for 2009 and are scheduled to resume in 2010. We will continue to treat the calculated amount that would have been a required minimum distribution if not for the suspension as the amount available for withdrawal if you so choose.

 As indicated, withdrawals made while this benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Please see the Tax Considerations section of the prospectus for a detailed discussion of the tax treatment of withdrawals. We do not address each potential tax scenario that could arise with respect to this benefit here. However, we do note that if you participate in Spousal Highest Daily Lifetime 7 Plus through a non-qualified annuity, as with all withdrawals, once all Purchase Payments are returned under the Annuity, all subsequent withdrawal amounts will be taxed as ordinary income.

 Spousal Highest Daily Lifetime 7 Plus/SM/ with Beneficiary Income Option
 We offer an optional death benefit feature under Spousal Highest Daily Lifetime 7 Plus, the amount of which is linked to your Annual Income Amount . We refer to this optional death benefit as the Beneficiary Income Option or BIO. This version is only being made available in those jurisdictions where we have received regulatory approval and will be offered subsequently in other jurisdictions when we receive regulatory approval in those jurisdictions. You may choose Spousal Highest Daily Lifetime 7 Plus with or without also selecting the Beneficiary Income Option death benefit. However, you may not elect the Beneficiary Income Option without Spousal Highest Daily Lifetime 7 Plus and you must elect the Beneficiary Income Option death benefit at the time you elect Spousal Highest Daily Lifetime 7 Plus. If you elect Spousal Highest Daily Lifetime 7 Plus without the Beneficiary Income Option and would like to add the feature later, you must terminate the Spousal Highest Daily Lifetime 7 Plus benefit and elect the Spousal Highest Daily Lifetime 7 Plus with Beneficiary Income Option (subject to availability and benefit re-election provisions). Please note that if you terminate Spousal Highest Daily Lifetime 7 Plus and elect the Spousal Highest Daily Lifetime 7 Plus with BIO you lose the guarantees that you had accumulated under your existing benefit and will begin the new guarantees under the new benefit you elect based on your Account Value as of the date the new benefit becomes active. As long as your Spousal Highest Daily Lifetime 7 Plus with Beneficiary Income Option is in effect, you must allocate your Account Value in accordance with the then permitted and available investment option(s) with this benefit.

 If you elect the Beneficiary Income Option death benefit, you may not elect any other optional benefit. You may elect the Beneficiary Income Option death benefit so long as each Designated Life is no older than age 75 at the time of election and the Spousal Highest Daily Lifetime 7 Plus age requirements are met. This death benefit is not transferable in the event of a divorce, nor may the benefit be split in accordance with any divorce proceedings or similar instrument of separation. If you choose the Spousal Highest Daily Lifetime 7 Plus with BIO, the maximum charge is 2.00% of the greater of Account Value and the Protected Withdrawal Value ("PWV") annually. The current charge is 1.10% annually of the greater of Account Value and the PWV. We deduct this charge at the end of each benefit quarter, where each such quarter is part of a year that begins on the effective date of the benefit or an anniversary thereafter. Thus, on each such quarter-end (or the next Valuation Day, if the quarter-end is not a Valuation Day), we deduct 0.275% of the greater of the prior day's Account Value or the prior day's Protected Withdrawal Value at the end of the quarter. We deduct the fee pro rata from each of your Sub-accounts, including the AST Investment Grade Bond Sub-account. Because the fee for this benefit is based on the greater of the Account Value or the Protected Withdrawal Value, the fee for Spousal Highest Daily Lifetime 7 Plus with the Beneficiary Income Option may be greater than it would have been based on the Account Value alone. If the fee to be deducted exceeds the current Account Value, we will reduce the Account Value to zero, and continue the benefit as described below.

 For purposes of this optional death benefit, we calculate the Annual Income Amount and Protected Withdrawal Value in the same manner that we do under Spousal Highest Daily Lifetime 7 Plus itself. However, we will stop determining the Periodic Value (as described above) on the earlier of your first Lifetime Withdrawal after the effective date of the benefit or the Tenth Anniversary Date. This means that under the Spousal Highest Daily Lifetime 7 Plus with BIO benefit you will not be eligible for the guaranteed minimum Periodic Values described above on the 20/th/ and 25/th/ Anniversary of the Benefit Effective Date. Upon the first death of a Designated Life, no amount is payable under the Beneficiary Income Option death benefit. Upon the second death of a Designated Life, we identify the following amounts: (a) the amount of the basic death benefit under the Annuity, (b) the Protected Withdrawal Value, and (c) the Annual Income Amount. If there were no Lifetime Withdrawals prior to the date of death of the second

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 Designated Life, then we calculate the Protected Withdrawal Value for purposes of this death benefit as of the date of death of the second Designated Life, and we calculate the Annual Income Amount as if there were a Lifetime Withdrawal on the date of death of the second Designated Life. If there were Lifetime Withdrawals prior to the date of death of the second Designated Life, then we set the Protected Withdrawal Value and Annual Income Amount for purposes of this death benefit as of the date that we receive due proof of death.

 If there is one beneficiary, he/she must choose to receive either the basic death benefit (in a lump sum or other permitted form of distribution) or the Beneficiary Income Option death benefit (in the form of annual payments of the Annual Income Amount - such payments may be annual or at other intervals that we permit). If there are multiple beneficiaries, each beneficiary is presented with the same choice. Thus, each beneficiary can choose to take his/her portion of either (a) the basic Death Benefit, or (b) the Beneficiary Income Option death benefit. In order to receive the Beneficiary Income Option Death Benefit, each beneficiary's share of the death benefit proceeds must be allocated as a percentage of the total death benefit to be paid. We allow a beneficiary who has opted to receive the Annual Income Amount to designate another beneficiary, who would receive any remaining payments upon the former beneficiary's death. Note also that the final payment, exhausting the Protected Withdrawal Value, may be less than the Annual Income Amount.

 Here is an example to illustrate how the death benefit may be paid:
..   Assume that (i) the basic death benefit is $50,000, the Protected
    Withdrawal Value is $100,000, and the Annual Income Amount is $5,000;
    (ii) there are two beneficiaries (the first designated to receive 75% of the death benefit and the second designated to receive 25% of the death benefit); (iii) the first beneficiary chooses to receive his/her portion of the death benefit in the form of the Annual Income Amount, and the second beneficiary chooses to receive his/her portion of the death benefit with reference to the basic death benefit.
..   Under those assumptions, the first beneficiary will be paid a pro-rated portion of the Annual Income Amount for 20 years (the 20 year pay out period is derived from the $5,000 Annual Income Amount, paid each year until it exhausts the entire $100,000 Protected Withdrawal Value). The pro-rated portion of the Annual Income Amount equal to $3,750 (i.e., the first beneficiary's 75% share multiplied by $5,000) is then paid each year for the 20 year period. Payment of $3,750 for 20 years results in total payments of $75,000 (i.e., the first beneficiary's 75% share of the $100,000 Protected Withdrawal Value). The second beneficiary would receive 25% of the basic death benefit amount (or $12,500).

 If you elect to terminate Spousal Highest Daily Lifetime 7 Plus with Beneficiary Income Option, both Spousal Highest Daily Lifetime 7 Plus and that death benefit option will be terminated. You may not terminate the death benefit option without terminating the entire benefit. If you terminate Spousal Highest Daily Lifetime 7 Plus with Beneficiary Income Option, your ability to elect other optional living benefits will be affected as indicated in the "Election of and Designations under the Benefit" section.

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                                 DEATH BENEFIT

 WHAT TRIGGERS THE PAYMENT OF A DEATH BENEFIT?
 The Annuity provides a Death Benefit during its accumulation period. If the Annuity is owned by one or more natural persons, the Death Benefit is payable upon the first death of an Owner. If the Annuity is owned by an entity, the Death Benefit is payable upon the Annuitant's death, if there is no Contingent Annuitant. Please note that if your Annuity is held as a Beneficiary Annuity and owned by one of the permissible entities, no death benefit will be payable since the Annuity will continue distributing the required distributions over the life expectancy of the Key Life until either the Account Value is depleted or the Annuity is fully surrendered. Generally if a Contingent Annuitant was designated before the Annuitant's death and the Annuitant dies, then the Contingent Annuitant becomes the Annuitant and a Death Benefit will not be paid at that time. The person upon whose death the Death Benefit is paid is referred to below as the "decedent."

 BASIC DEATH BENEFIT
 The Annuity provides a basic Death Benefit at no additional charge. The Insurance Charge we deduct daily from your Account Value allocated to the Sub-accounts is used, in part, to pay us for the risk we assume in providing the basic Death Benefit guarantee under the Annuity. The Annuity also offers two different optional Death Benefits that can be purchased for an additional charge. The additional charge is deducted to compensate Pruco Life for providing increased insurance protection under the optional Death Benefits. Notwithstanding the additional protection provided under the optional Death Benefits, the additional cost has the impact of reducing the net performance of the investment options.

 Considerations for Contingent Annuitants: We may allow the naming of a contingent annuitant when a Nonqualified Annuity contract is held by a pension plan or a tax favored retirement plan. In such a situation, the Annuity may no longer qualify for tax deferral where the Annuity continues after the death of the Annuitant. In some of our Annuities we allow for the naming of a co-annuitant, which also is used to mean the successor annuitant (and not another life used for measuring the duration of an annuity payment option). Like in the case of a contingent annuitant, the Annuity may no longer qualify for tax deferral where the Annuity continues after the death of the Annuitant.


 The basic Death Benefit is equal to the greater of:
..   The sum of all Purchase Payments less the sum of all proportional withdrawals.
..   The sum of your Account Value in the Sub-accounts, the Fixed Rate Options, the DCA Fixed Rate Options, and the Benefit Fixed Rate Account.

 "Proportional withdrawals" are determined by calculating the percentage of your Account Value that each prior withdrawal represented when withdrawn. For example, a withdrawal of 50% of Account Value would be considered as a 50% reduction in Purchase Payments for purposes of calculating the basic Death Benefit.


 OPTIONAL DEATH BENEFITS

 One optional Death Benefit is offered for purchase with your Annuity to provide an enhanced level of protection for your beneficiaries. No optional death benefit is available if your Annuity is held as a Beneficiary Annuity.

 Currently, these benefits are only offered in those jurisdictions where we have received regulatory approval and must be elected at the time that you purchase your Annuity. We may, at a later date, allow existing Annuity Owners to purchase an optional Death Benefit subject to our rules and any changes or restrictions in the benefits. You may elect one optional Death Benefit. If you elect Spousal Lifetime Five, Spousal Highest Daily Lifetime Seven, Spousal Highest Daily Lifetime 7 Plus, or the BIO feature of the Highest Daily Lifetime Seven or the Highest Daily Lifetime 7 Plus suite of benefits, you are not permitted to elect an optional Death Benefit.


 Investment Restrictions may apply if you elect certain optional death benefits. See the chart in the "Investment Options" section of the Prospectus for a list of investment options available and permitted with each benefit.

 COMBINATION 5% ROLL-UP AND HIGHEST ANNIVERSARY VALUE ("HAV") DEATH BENEFIT

 If the Annuity has one Owner, the Owner must be age 79 or less at the time the Combination 5% Roll-up and HAV Optional Death Benefit is purchased. If the Annuity has joint Owners, the oldest Owner must be age 79 or less. If the Annuity is owned by an entity, the Annuitant must be age 79 or less.

 Certain of the Portfolios offered as Sub-accounts under the Annuity may not be available if you elect the Combination 5% Roll-up and HAV Death Benefit. If you elect this benefit, you must allocate your Account Value in accordance with the then permitted and available option(s). In addition, we reserve the right to require you to use certain asset allocation model(s) if you elect this Death Benefit.

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 Calculation of the Combination 5% Roll-up and Highest Anniversary Value Death
 Benefit
 The Combination 5% Roll-up and HAV Death Benefit equals the greatest of:

       1. the basic Death Benefit described above; and
       2. the Highest Anniversary Value Death Benefit described below, and
       3. 5% Roll-up described below.

       The calculation of the 5% Roll-up depends on whether death occurs before or after the Death Benefit Target Date.

       If the Owner dies before the Death Benefit Target Date the 5% Roll up is equal to:

       . all Purchase Payments increasing at an annual effective interest rate of 5% starting on the date that each Purchase Payment is made and ending on the Owner's date of death;

     MINUS

       . the sum of all withdrawals, dollar for dollar up to 5% of the Death Benefit's value as of the prior Annuity Anniversary (or Issue Date if the withdrawal is in the first contract year). Any withdrawals in excess of the 5% dollar for dollar limit are proportional.

       If the Owner dies on or after the Death Benefit Target Date the 5% Roll-up is equal to:

       . the 5% Roll-up value as of the Death Benefit Target Date increased by total Purchase Payments made after the Death Benefit Target Date;

     MINUS

       . the sum of all withdrawals which reduce the 5% Roll-up proportionally.


 The "Combination 5% Roll-up and Highest Anniversary Value" Death Benefit described above is currently being offered in those jurisdictions where we have received regulatory approval. The "Combination 5% Roll-up and Highest Anniversary Value" Death Benefit is not available if you elect any other optional Death Benefit or elect Spousal Lifetime Five, or Spousal Highest Daily Lifetime Seven or the BIO feature of Highest Daily Lifetime Seven or the Highest Daily Lifetime 7 Plus suite of benefits.


 See Appendix B for examples of how the "Combination 5% Roll-up and Highest Anniversary Value Death Benefit" is calculated.

 Key Terms Used with the Highest Anniversary Value Death Benefit and the Combination 5% Roll-up and Highest Anniversary Value Death Benefit:

   . The Death Benefit Target Date for the Highest Anniversary Value Death Benefit is the Annuity Anniversary on or after the 80/th/ birthday of the current Owner, the oldest of either joint Owner or the Annuitant, if entity owned.
   . The Death Benefit Target Date for the Combination 5% Roll-up and HAV Death Benefit is the later of the Annuity Anniversary on or after the 80/th/ birthday of the current Owner, the oldest of either joint Owner or the Annuitant, if entity owned, or five years after the Issue Date of an Annuity.
   . The Highest Anniversary Value equals the highest of all previous "Anniversary Values" less proportional withdrawals since such anniversary and plus any Purchase Payments since such anniversary.
   . The Anniversary Value is the Account Value in the Sub-accounts as of each anniversary of the Issue Date of an Annuity. The Anniversary Value on the Issue Date is equal to your Purchase Payment.
   . Proportional withdrawals are determined by calculating the percentage of your Account Value that each prior withdrawal represented when withdrawn. Proportional withdrawals result in a reduction to the Highest Anniversary Value or 5% Roll-up value by reducing such value in the same proportion as the Account Value was reduced by the withdrawal as of the date the withdrawal occurred. For example, if your Highest Anniversary Value or 5% Roll-up value is $125,000 and you subsequently withdraw $10,000 at a time when your Account Value is equal to $100,000 (a 10% reduction), when calculating the optional Death Benefit we will reduce your Highest Anniversary Value ($125,000) by 10% or $12,500.

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 HIGHEST DAILY VALUE DEATH BENEFIT ("HDV")

 The Highest Daily Value Death Benefit is no longer available for new elections. If the Annuity has one Owner, the Owner must have been age 79 or less at the time the Highest Daily Value Death Benefit was elected. If the Annuity has joint Owners, the older Owner must have been age 79 or less. If there are joint Owners, death of the Owner refers to the first to die of the joint Owners. If the Annuity is owned by an entity, the Annuitant must have been age 79 or less at the time of election and death of the Owner refers to the death of the Annuitant.


 If you elected this benefit, you must allocate your Account Value in accordance with the then permitted and available option(s) with this benefit.

      The HDV Death Benefit depends on whether death occurs before or after the Death Benefit Target Date (see the definitions below).


       If the Owner dies before the Death Benefit Target Date, the Death Benefit equals the greater of:

       1. the basic Death Benefit described above; and
       2. the HDV as of the Owner's date of death.

       If the Owner dies on or after the Death Benefit Target Date, the Death Benefit equals the greater of:

       1. the basic Death Benefit described above; and
       2. the HDV on the Death Benefit Target Date plus the sum of all Purchase Payments less the sum of all proportional withdrawals since the Death Benefit Target Date.

       The amount determined by this calculation is increased by any Purchase Payments received after the Owner's date of death and decreased by any proportional withdrawals since such date.


       The Highest Daily Value Death Benefit was not available if you elected Highest Daily GRO, Spousal Lifetime Five, Highest Daily Lifetime Five, Highest Daily Lifetime Seven, Spousal Highest Daily Lifetime Seven, Highest Daily Lifetime 7 Plus (including BIO or LIA), Spousal Highest Daily Lifetime 7 Plus (including BIO), or the "Combination 5% Roll-up and Highest Anniversary Value" Death Benefit.


 Key Terms Used with the Highest Daily Value Death Benefit:

   . The Death Benefit Target Date for the Highest Daily Value Death Benefit is the later of an Annuity anniversary on or after the 80/th/ birthday of the current Owner, or the older of either the joint Owner or the Annuitant, if entity owned, or five years after the Issue Date of an Annuity.
   .   The Highest Daily Value equals the highest of all previous "Daily
       Values" less proportional withdrawals since such date and plus any Purchase Payments since such date.
   .   The Daily Value is the Account Value as of the end of each Valuation
       Day. The Daily Value on the Issue Date is equal to your Purchase Payment.
   . Proportional Withdrawals are determined by calculating the percentage of your Account Value that each prior withdrawal represented when withdrawn. Proportional withdrawals result in a reduction to the Highest Daily Value by reducing such value in the same proportion as the Account Value was reduced by the withdrawal as of the date the withdrawal occurred. For example, if your Highest Daily Value is $125,000 and you subsequently withdraw $10,000 at a time when your Account Value is equal to $100,000 (a 10% reduction), when calculating the optional Death Benefit we will reduce your Highest Daily Value ($125,000) by 10% or $12,500.

 Please see Appendix B for examples of how the Highest Daily Value Death Benefit is calculated.

 Annuities with Joint Owners
 For Annuities with joint Owners, the Death Benefits are calculated as shown above except that the age of the oldest of the joint Owners is used to determine the Death Benefit Target Date. NOTE: If you and your spouse own your Annuity jointly, we will pay the Death Benefit to the Beneficiary. If the sole primary Beneficiary is the surviving spouse, then the surviving spouse can elect to assume ownership of your Annuity and continue the Annuity instead of receiving the Death Benefit (unless the Annuity is held as a Beneficiary Annuity).

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 Annuities Owned by Entities
 For Annuities owned by an entity, the Death Benefits are calculated as shown above except that the age of the Annuitant is used to determine the Death Benefit Target Date. Payment of the Death Benefit is based on the death of the Annuitant (or Contingent Annuitant, if applicable).

 Can I Terminate the Optional Death Benefits? Do the Optional Death Benefits terminate under other circumstances?

 The Combination 5% Roll-up and HAV Death Benefit and the HDV Death Benefit may not be terminated once elected. The optional Death Benefits will terminate automatically on the Annuity Date. We may also terminate any optional Death Benefit if necessary to comply with our interpretation of the Code and applicable regulations. For jointly owned Annuities, the optional death benefits are payable upon the first death of either Owner and therefore terminate and do not continue if a surviving spouse continues the Annuity. Where a Annuity is structured so that it is owned by a grantor trust but the annuitant is not the grantor, then the Annuity is required to terminate upon the death of the grantor if the grantor pre-deceases the annuitant under
 Section 72(s) of the Code. Under this circumstance, the Account Value will be paid out to the beneficiary and it is not eligible for the death benefit provided under the Annuity.


 What are the charges for the Optional Death Benefits?
 For elections of the Combination 5% Roll-Up and HAV Death Benefit made on or after May 1, 2009, we impose a charge equal to 0.80% per year of the average daily net assets of the Sub-accounts. For elections of the Combination 5% Roll-Up and HAV Death Benefit that were made prior to May 1, 2009, we impose a charge equal to 0.50% per year of the average daily net assets of the Sub-accounts. We deduct a charge equal to 0.50% per year of the average daily net assets of the Sub-accounts for the HDV Death Benefit. We deduct the charge for each of these benefits to compensate Pruco Life for providing increased insurance protection under the optional Death Benefits. The additional annual charge is deducted daily against your Account Value allocated to the Sub-accounts.

 Please refer to the section entitled "Tax Considerations" for additional considerations in relation to the optional Death Benefit.

 PAYMENT OF DEATH BENEFITS

 Alternative Death Benefit Payment Options - Annuities owned by Individuals (not associated with Tax-Favored Plans)

 Except in the case of a spousal assumption as described below, upon your death, certain distributions must be made under the Annuity. The required distributions depend on whether you die before you start taking annuity payments under the Annuity or after you start taking annuity payments under the Annuity.

 If you die on or after the Annuity Date, the remaining portion of the interest in the Annuity must be distributed at least as rapidly as under the method of distribution being used as of the date of death.


 In the event of your death before the Annuity Date, the Death Benefit must be distributed:
   .   within five (5) years of the date of death; or
   . as a series of payments not extending beyond the life expectancy of the beneficiary or over the life of the Beneficiary. Payments under this option must begin within one year of the date of death.

 Unless you have made an election prior to Death Benefit proceeds becoming due, a beneficiary can elect to receive the Death Benefit proceeds under the Beneficiary Continuation Option as described below in the section entitled "Beneficiary Continuation Option," as a series of required distributions.

 If the Annuity is held as a Beneficiary Annuity, the payment of the Death Benefit must be distributed:
   .   as a lump sum payment; or

   . Unless you have made an election prior to Death Benefit proceeds becoming due, a beneficiary can elect to receive the Death Benefit proceeds under the Beneficiary Continuation Option as described below in the section entitled "Beneficiary Continuation Option," as a series of required distributions.


 Upon our receipt of proof of death, we will send to the beneficiary materials that list these payment options.

 Alternative Death Benefit Payment Options - Annuities Held by Tax-Favored Plans The Code provides for alternative death benefit payment options when an Annuity is used as an IRA, 403(b) or other "qualified investment" that requires minimum distributions. Upon your death under an IRA, 403(b) or other "qualified investment", the designated Beneficiary may generally elect to continue the Annuity and receive Required Minimum Distributions under the Annuity instead of receiving the death benefit in a single payment. The available payment options will depend on whether you die before the date Required Minimum Distributions under the Code were to begin, whether you have named a designated beneficiary and whether the Beneficiary is your surviving spouse.

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   .   If you die after a designated beneficiary has been named, the death benefit must be distributed by December 31/st/ of the year including the five year anniversary of the date of death, or as periodic payments not extending beyond the life expectancy of the designated beneficiary (provided such payments begin by December 31st of the year following the year of death). However, if your surviving spouse is the beneficiary, the death benefit can be paid out over the life expectancy of your spouse with such payments beginning no later than December 31/st/ of the year following the year of death or December 31/st/ of the year in which you would have reached age 70 1/2, which ever is later. Additionally, if the contract is payable to (or for the benefit of) your surviving spouse, that portion of the Annuity may be continued with your spouse as the owner. Note that the Worker, Retiree and Employer Recovery Act of 2008 suspended Required Minimum Distributions for 2009. This means that if your beneficiary receives payment as periodic payments, no payment is required in 2009. If your beneficiary elects to receive full distribution by December 31/st/ of the year including the five year anniversary of the date of death, 2009 shall not be included in the five year requirement period. This effectively extends this period to December 31/st/ of the year including the six year anniversary date of death.

   . If you die before a designated beneficiary is named and before the date required minimum distributions must begin under the Code, the death benefit must be paid out by December 31/st/ of the year including the five year anniversary of the date of death. For contracts where multiple beneficiaries have been named and at least one of the beneficiaries does not qualify as a designated beneficiary and the account has not been divided into separate accounts by December 31/st/ of the year following the year of death, such contract is deemed to have no designated beneficiary. For this distribution requirement also, 2009 shall not be included in the five year requirement period.
   . If you die before a designated beneficiary is named and after the date required minimum distributions must begin under the Code, the death benefit must be paid out at least as rapidly as under the method then in effect. For contracts where multiple beneficiaries have been named and at least one of the beneficiaries does not qualify as a designated beneficiary and the account has not been divided into separate accounts by December 31/st/ of the year following the year of death, such contract is deemed to have no designated beneficiary.

 A beneficiary has the flexibility to take out more each year than mandated under the required minimum distribution rules.

 Until withdrawn, amounts in an IRA, 403(b) or other "qualified investment" continue to be tax deferred. Amounts withdrawn each year, including amounts that are required to be withdrawn under the Required Minimum Distribution rules, are subject to tax. You may wish to consult a professional tax advisor for tax advice as to your particular situation.

 For a Roth IRA, if death occurs before the entire interest is distributed, the death benefit must be distributed under the same rules applied to IRAs where death occurs before the date Required Minimum Distributions must begin under the Code.

 The tax consequences to the beneficiary may vary among the different death benefit payment options. See the Tax Considerations section of this prospectus, and consult your tax advisor.

 Beneficiary Continuation Option
 Instead of receiving the death benefit in a single payment, or under an Annuity Option, a beneficiary may take the death benefit under an alternative death benefit payment option, as provided by the Code and described under the sections entitled "Payment of Death Benefits" and "Alternative Death Benefit Payment Options - Annuities Held by Tax-Favored Plans." This "Beneficiary Continuation Option" is described below and is available for both qualified Annuities (i.e. annuities sold to an IRA, Roth IRA, SEP IRA, or 403(b)), Beneficiary Annuities and non-qualified Annuities.

 Under the Beneficiary Continuation Option:

   . The beneficiary must apply at least $15,000 to the Beneficiary Continuation Option.

   . The Owner's Annuity contract will be continued in the Owner's name, for the benefit of the beneficiary.
   . Beginning on the date we receive an election by the beneficiary to take the death benefit in a form other than a lump sum, the beneficiary will incur a Settlement Service Charge which is an annual charge assessed on a daily basis against the average assets allocated to the Sub-accounts. The charge is 1.00% per year.

   . Beginning on the date we receive an election by the beneficiary to take the death benefit in a form other than a lump sum, the beneficiary will incur an annual maintenance fee equal to the lesser of $30 or 2% of Account Value. The fee will only be applied if the Account Value is less than $25,000 at the time the fee is assessed. The fee will not apply if it is assessed 30 days prior to a surrender request.

   . The initial Account Value will be equal to any death benefit (including any optional death benefit) that would have been payable to the beneficiary if the beneficiary had taken a lump sum distribution.
   . The available Sub-accounts will be among those available to the Owner at the time of death, however certain Sub-Accounts may not be available.
   . The beneficiary may request transfers among Sub-accounts, subject to the same limitations and restrictions that applied to the Owner. Transfers in excess of 20 per year will incur a $10 transfer fee.
   .   No Fixed Rate Options will be offered.
   .   No additional Purchase Payments can be applied to the Annuity.

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   .   The basic death benefit and any optional benefits elected by the Owner will no longer apply to the beneficiary.
   . The beneficiary can request a withdrawal of all or a portion of the Account Value at any time, unless the beneficiary Continuation Option was the payout predetermined by the Owner and the Owner restricted the beneficiary's withdrawal rights.
   .   Withdrawals are not subject to CDSC.
   . Upon the death of the beneficiary, any remaining Account Value will be paid in a lump sum to the person(s) named by the beneficiary
       (successor), unless the successor chooses to continue receiving payments.

 In addition to the materials referenced above, the beneficiary will be provided with a prospectus and a settlement agreement describing the Beneficiary Continuation Option. We may pay compensation to the broker-dealer of record on the Annuity based on amounts held in the Beneficiary Continuation Option. Please contact us for additional information on the availability, restrictions and limitations that will apply to a beneficiary under the Beneficiary Continuation Option.

 Spousal Assumption of Annuity

 You may name your spouse as your beneficiary. If you and your spouse own your Annuity jointly, we assume that the sole primary beneficiary will be the surviving spouse unless you elect an alternative beneficiary designation. Unless you elect an alternative Beneficiary Designation or the Annuity is held as a Beneficiary Annuity (if available under your Annuity), the spouse beneficiary may elect to assume ownership of the Annuity instead of taking the Death Benefit payment. Any Death Benefit (including any optional Death Benefits) that would have been payable to the beneficiary will become the new Account Value as of the date we receive due proof of death and any required proof of a spousal relationship. As of the date the assumption is effective, the surviving spouse will have all the rights and benefits that would be available under the Annuity to a new purchaser of the same attained age. For purposes of determining any future Death Benefit for the surviving spouse, the new Account Value will be considered as the initial purchase payment. No CDSC will apply to the new Account Value. However, any additional purchase payments applied after the date the assumption is effective will be subject to all provisions of the Annuity, including any CDSC that may apply to the additional purchase payments.

 See the section entitled "Managing Your Annuity" - "Spousal Designations" and "Contingent Annuitant" for a discussion of the treatment of a spousal Contingent Annuitant in the case of the death of the Annuitant in an Annuity owned by a Custodial Account.


 ARE THERE ANY EXCEPTIONS TO THESE RULES FOR PAYING THE DEATH BENEFIT?
 Yes, there are exceptions that apply no matter how your Death Benefit is calculated. There are exceptions to the Death Benefit if the decedent was not the Owner or Annuitant as of the Issue Date (or within 60 days thereafter) and did not become the Owner or Annuitant due to the prior Owner's or Annuitant's death. Any Death Benefit (including any optional Death Benefit) that applies will be suspended for a two-year period from the date he or she first became Owner or Annuitant. After the two-year suspension period is completed, the Death Benefit is the same as if this person had been an Owner or Annuitant on the Issue Date.

 WHEN DO YOU DETERMINE THE DEATH BENEFIT?

 We determine the amount of the Death Benefit as of the date we receive "due proof of death" (and in certain limited circumstances as of the date of death) any instructions we require to determine the method of payment and any other written representations we require to determine the proper payment of the Death Benefit. "Due proof of death" may include a certified copy of a death certificate, a certified copy of a decree of a court of competent jurisdiction as to the finding of death or other satisfactory proof of death. Upon our receipt of "due proof of death" we automatically transfer the Death Benefit to the AST Money Market Sub-account until we further determine the universe of eligible Beneficiaries. Once the universe of eligible Beneficiaries has been determined each eligible Beneficiary may allocate his or her eligible share of the Death Benefit to an eligible annuity payment option. Each Beneficiary must make an election as to the method they wish to receive their portion of the Death Benefit. Absent an election of a Death Benefit payment method, no Death Benefit can be paid to the Beneficiary. We may require written acknowledgment of all named Beneficiaries before we can pay the Death Benefit. During the period from the date of death until we receive all required paper work, the amount of the Death Benefit may be subject to market fluctuations.


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                            VALUING YOUR INVESTMENT

 HOW IS MY ACCOUNT VALUE DETERMINED?
 During the accumulation period, your Annuity has an Account Value. The Account Value is determined separately for each Sub-account allocation and for each Fixed Rate Option. The Account Value is the sum of the values of each Sub-account allocation and the value of each Fixed Rate Option. For Annuities with a Highest Daily Lifetime Five election, Account Value also includes the value of any allocation to the Benefit Fixed Rate Account. See the "Living Benefits - Highest Daily Lifetime Five" section of the Prospectus for a description of the Benefit Fixed Rate Account. The Account Value does not reflect any CDSC that may apply to a withdrawal or surrender.

 WHAT IS THE SURRENDER VALUE OF MY ANNUITY?
 The Surrender Value of your Annuity is the value available to you on any day during the accumulation period. The Surrender Value is defined under "Glossary of Terms" above.

 HOW AND WHEN DO YOU VALUE THE SUB-ACCOUNTS?
 When you allocate Account Value to a Sub-account, you are purchasing units of the Sub-account. Each Sub-account invests exclusively in shares of an underlying Portfolio. The value of the Units fluctuates with the market fluctuations of the Portfolios. The value of the Units also reflects the daily accrual for the Insurance Charge, and if you elected one or more optional benefits whose annual charge is deducted daily, the additional charge made for such benefits. There may be several different Unit Prices for each Sub-account to reflect the Insurance Charge and the charges for any optional benefits. The Unit Price for the Units you purchase will be based on the total charges for the benefits that apply to your Annuity. See the section below entitled "Termination of Optional Benefits" for a detailed discussion of how Units are purchased and redeemed to reflect changes in the daily charges that apply to your Annuity.

 Each Valuation Day, we determine the price for a Unit of each Sub-account, called the "Unit Price." The Unit Price is used for determining the value of transactions involving Units of the Sub-accounts. We determine the number of Units involved in any transaction by dividing the dollar value of the transaction by the Unit Price of the Sub-account as of the Valuation Day.

 Example
 Assume you allocate $5,000 to a Sub-account. On the Valuation Day you make the allocation, the Unit Price is $14.83. Your $5,000 buys 337.154 Units of the Sub-account. Assume that later, you wish to transfer $3,000 of your Account Value out of that Sub-account and into another Sub-account. On the Valuation Day you request the transfer, the Unit Price of the original Sub-account has increased to $16.79 and the Unit Price of the new Sub-account is $17.83. To transfer $3,000, we sell 178.677 Units at the current Unit Price, leaving you
 158.477 Units. We then buy $3,000 of Units of the new Sub-account at the Unit Price of $17.83. You would then have 168.255 Units of the new Sub-account.

 WHEN DO YOU PROCESS AND VALUE TRANSACTIONS?
 Pruco Life is generally open to process financial transactions on those days that the New York Stock Exchange (NYSE) is open for trading. There may be circumstances where the NYSE does not open on a regularly scheduled date or time or closes at an earlier time than scheduled (normally 4:00 p.m. EST). Generally, financial transactions requested before the close of the NYSE which meet our requirements will be processed according to the value next determined following the close of business. Financial transactions requested on a non-business day or after the close of the NYSE will be processed based on the value next computed on the next Valuation Day. There may be circumstances when the opening or closing time of the NYSE is different than other major stock exchanges, such as NASDAQ or the American Stock Exchange. Under such circumstances, the closing time of the NYSE will be used when valuing and processing transactions.

 There may be circumstances where the NYSE is open, however, due to inclement weather, natural disaster or other circumstances beyond our control, our offices may be closed or our business processing capabilities may be restricted. Under those circumstances, your Account Value may fluctuate based on changes in the Unit Values, but you may not be able to transfer Account Value, or make a purchase or redemption request.



 The NYSE is closed on the following nationally recognized holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving, and Christmas. On those dates, we will not process any financial transactions involving purchase or redemption orders. Pruco Life will also not process financial transactions involving purchase or redemption orders or transfers on any day that:
..   trading on the NYSE is restricted;
..   an emergency, as determined by the SEC, exists making redemption or valuation of securities held in the separate account impractical; or
..   the SEC, by order, permits the suspension or postponement for the protection of security holders.

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 Initial Purchase Payments: We are required to allocate your initial Purchase
 Payment to the Sub-accounts within two (2) Valuation Days after we receive all of our requirements at our office to issue an Annuity. If we do not have all the required information to allow us to issue your Annuity, we may retain the Purchase Payment while we try to reach you or your representative to obtain all of our requirements. If we are unable to obtain all of our required information within five (5) Valuation Days, we are required to return the Purchase Payment to you at that time, unless you specifically consent to our retaining the Purchase Payment while we gather the required information. Once we obtain the required information, we will invest the Purchase Payment and issue an Annuity within two (2) Valuation Days. With respect to both your initial Purchase Payment and any subsequent Purchase Payment that is pending investment in our separate account, we may hold the amount temporarily in our general account and may earn interest on such amount. You will not be credited with interest during that period.

 Additional Purchase Payments: We will apply any additional Purchase Payments on the Valuation Day that we receive the Purchase Payment at our office with satisfactory allocation instructions.

 Scheduled Transactions: Scheduled transactions include transfers under dollar cost averaging, the asset allocation program, auto-rebalancing, systematic withdrawals, systematic investments, required minimum distributions, substantially equal periodic payments under section 72(t) of the Code, and annuity payments. Scheduled transactions are processed and valued as of the date they are scheduled, unless the scheduled day is not a Valuation Day. In that case, the transaction will be processed and valued on the next Valuation Day, unless (with respect to required Minimum Distributions, substantially equal periodic payments under Section 72(t) of the Code, and annuity payments only), the next Valuation Day falls in the subsequent calendar year, in which case the transaction will be processed and valued on the prior Valuation Day.


 Unscheduled Transactions: "Unscheduled" transactions include any other non-scheduled transfers and requests for Partial Withdrawals or Free Withdrawals or Surrenders. Unscheduled transactions are processed and valued as of the Valuation Day we receive the request at our Office and have all of the required information. We may postpone paying any amount for a full or partial surrender to authenticate the signature on a request. In the event that we postpone payment, the request will not be effective until we have validated the signature on the request to our satisfaction. Once accepted, the request for a full or partial surrender will be paid within seven days.


 Medically-related Surrenders & Death Benefits: Medically-related surrender requests and Death Benefit claims require our review and evaluation before processing. We price such transactions as of the date we receive at our Office all supporting documentation we require for such transactions and that are satisfactory to us.

 We are generally required by law to pay any surrender request or death benefit claims from the Separate Account within 7 days of our receipt of your request in good order.

 Termination of Optional Benefits: Except for the Guaranteed Minimum Income Benefit, the Combination 5% Roll-up and Highest Anniversary Value Death Benefit and the Highest Daily Value Death Benefit, which generally cannot be terminated by the owner once elected, if any optional benefit terminates, we will no longer deduct the charge we apply to purchase the optional benefit. Certain optional benefits may be added after you have purchased your Annuity. On the date a charge no longer applies or a charge for an optional benefit begins to be deducted, your Annuity will become subject to a different daily asset-based charge. This change may result in the number of Units attributed to your Annuity and the value of those Units being different than it was before the change; however, the adjustment in the number of Units and Unit Price will not affect your Account Value (although the change in charges that are deducted will affect your Account Value).

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                              TAX CONSIDERATIONS

 The tax considerations associated with an Annuity vary depending on whether the contract is (i) owned by an individual or non-natural person, and not associated with a tax-favored retirement plan, or (ii) held under a tax-favored retirement plan. We discuss the tax considerations for these categories of contracts below. The discussion is general in nature and describes only federal income tax law (not state or other tax laws). It is based on current law and interpretations, which may change. The discussion includes a description of certain spousal rights under the contract, and our administration of such spousal rights and related tax reporting accords with our understanding of the Defense of Marriage Act (which defines a "marriage" as a legal union between a man and a woman and a "spouse" as a person of the opposite sex). The information provided is not intended as tax advice. You should consult with a qualified tax advisor for complete information and advice. References to purchase payments below relate to your cost basis in your contract. Generally, your cost basis in a contract not associated with a tax-favored retirement plan is the amount you pay into your contract, or into annuities exchanged for your contract, on an after-tax basis less any withdrawals of such payments. Cost basis for a tax-favored retirement plan is provided only in limited circumstances, such as for contributions to a Roth IRA or nondeductible IRA contributions. The discussion includes a description of certain spousal rights under the contract, and our administration of such spousal rights and related tax reporting accords with our understanding of the Defense of Marriage Act (which defines a "marriage" as a legal union between a man and a woman and a "spouse" as a person of the opposite sex). Depending on the state in which your annuity is issued, we may offer certain spousal benefits to civil union couples or same-sex marriages. You should be aware, however, that federal tax law does not recognize civil unions or same-sex marriages. Therefore, we cannot permit a civil union partner or same-sex spouse to continue the annuity upon the death of the first partner under the annuity's "spousal continuance" provision. Civil union couples or same-sex marriages should consider that limitation before selecting a spousal benefit under the annuity.

 The discussion below generally assumes that the Annuity Contract is issued to the Contract Owner. For Annuity Contracts issued under the Beneficiary Continuation Option or as a Beneficiary Annuity, refer to the Taxes Payable by Beneficiaries for Nonqualified Annuity Contracts and Required Distributions Upon Your Death for Qualified Annuity Contracts in this Tax Considerations section.

 NONQUALIFIED ANNUITY CONTRACTS
 In general, as used in this prospectus, a Nonqualified Annuity is owned by an individual or non-natural person and is not associated with a tax-favored retirement plan.

 Taxes Payable by You
 We believe the Annuity is an annuity contract for tax purposes. Accordingly, as a general rule, you should not pay any tax until you receive money under the contract. Generally, annuity contracts issued by the same company (and affiliates) to you during the same calendar year must be treated as one annuity contract for purposes of determining the amount subject to tax under the rules described below. Charges for investment advisory fees that are taken from the contract are treated as a partial withdrawal from the contract and will be reported as such to the contract owner.

 It is possible that the Internal Revenue Service (IRS) would assert that some or all of the charges for the optional benefits under the contract should be treated for federal income tax purposes as a partial withdrawal from the contract. If this were the case, the charge for this benefit could be deemed a withdrawal and treated as taxable to the extent there are earnings in the contract. Additionally, for owners under age 59 1/2, the taxable income attributable to the charge for the benefit could be subject to a tax penalty. If the IRS determines that the charges for one or more benefits under the contract are taxable withdrawals, then the sole or surviving owner will be provided with a notice from us describing available alternatives regarding these benefits.

 You must commence annuity payments no later than the first day of the calendar month next following the maximum Annuity date for your Contract. For some of our contracts, you are able to choose to defer the Annuity Date beyond the default Annuity date described in your Contract. However, the IRS may not then consider your contract to be an annuity under the tax law.

 Taxes on Withdrawals and Surrender
 If you make a withdrawal from your contract or surrender it before annuity payments begin, the amount you receive will be taxed as ordinary income, rather than as return of purchase payments, until all gain has been withdrawn. Once all gain has been withdrawn, payments will be treated as a nontaxable return of purchase payments until all purchase payments have been returned. After all purchase payments are returned, all subsequent amounts will be taxed as ordinary income. You will generally be taxed on any withdrawals from the contract while you are alive even if the withdrawal is paid to someone else. Withdrawals under any of the optional living benefits or as a systematic payment are taxed under these rules. If you assign or pledge all or part of your contract as collateral for a loan, the part assigned generally will be treated as a withdrawal. If you transfer your contract for less than full consideration, such as by gift, you will also trigger tax on any gain in the contract. This rule does not apply if you transfer the contract to your spouse or under most circumstances if you transfer the contract incident to divorce.

 If you choose to receive payments under an interest payment option, or a beneficiary chooses to receive a death benefit under an interest payment option, that election will be treated, for tax purposes, as surrendering your Annuity and will immediately subject any gain in the contract to income tax.

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 Taxes on Annuity Payments
 A portion of each annuity payment you receive will be treated as a partial return of your purchase payments and will not be taxed. The remaining portion will be taxed as ordinary income. Generally, the nontaxable portion is determined by multiplying the annuity payment you receive by a fraction, the numerator of which is your purchase payments (less any amounts previously received tax-free) and the denominator of which is the total expected payments under the contract. After the full amount of your purchase payments have been recovered tax-free, the full amount of the annuity payments will be taxable. If annuity payments stop due to the death of the annuitant before the full amount of your purchase payments have been recovered, a tax deduction may be allowed for the unrecovered amount.


 Please refer to your Annuity for the maximum Annuity Date.


 Tax Penalty for Early Withdrawal From a Nonqualified Annuity Contract
 You may owe a 10% tax penalty on the taxable part of distributions received from your Nonqualified Annuity contract before you attain age 59 1/2. Amounts are not subject to this tax penalty if:
..   the amount is paid on or after you reach age 59 1/2 or die;
..   the amount received is attributable to your becoming disabled;
..   generally the amount paid or received is in the form of substantially equal payments not less frequently than annually (please note that substantially equal payments must continue until the later of reaching age 59 1/2 or 5 years and modification of payments during that time period will result in retroactive application of the 10% tax penalty); or
..   the amount received is paid under an immediate annuity contract (in which annuity payments begin within one year of purchase).

 Other exceptions to this tax may apply. You should consult your tax advisor for further details.

 Special Rules in Relation to Tax-Free Exchanges Under Section 1035
 Section 1035 of the Internal Revenue Code of 1986, as amended (Code), permits certain tax-free exchanges of a life insurance, annuity or endowment contract for an annuity, including tax-free exchanges of annuity death benefits for a Beneficiary Annuity. Partial surrenders may be treated in the same way as tax-free 1035 exchanges of entire contracts, therefore avoiding current taxation of any gains in the contract as well as the 10% tax penalty on pre-age 59 1/2 withdrawals. The IRS has reserved the right to treat transactions it considers abusive as ineligible for this favorable partial 1035 exchange treatment. In Revenue Procedure 2008-24, the IRS has indicated that where there is a surrender or distribution from either the initial annuity contract or receiving annuity contract within 12 months of the date on which the partial exchange was completed, the transfer will retroactively be treated as a taxable distribution from the initial annuity contract and a contribution to the receiving annuity contract. Tax free exchange treatment will be retained if the subsequent surrender or distribution would be eligible for an exception to the 10% federal income tax penalty, other than the exceptions for substantially equal periodic payments or distributions under an immediate annuity. It is unclear how the IRS will treat a partial exchange from a life insurance, endowment, or annuity contract into an immediate annuity. As of the date of this prospectus, we will accept a partial 1035 exchange from a non-qualified annuity into an immediate annuity as a "tax-free" exchange for future tax reporting purposes, except to the extent that we, as a reporting and withholding agent, believe that we would be expected to deem the transaction to be abusive. However, some insurance companies may not recognize these partial surrenders as tax-free exchanges and may report them as taxable distributions to the extent of any gain distributed as well as subjecting the taxable portion of the distribution to the 10% tax penalty. We strongly urge you to discuss any transaction of this type with your tax advisor before proceeding with the transaction.

 If an Annuity is purchased through a tax-free exchange of a life insurance, annuity or endowment contract that was purchased prior to August 14, 1982, then any purchase payments made to the original contract prior to August 14, 1982 will be treated as made to the new contract prior to that date. Generally, such pre-August 14, 1982 withdrawals are treated as a recovery of your investment in the contract first until purchase payments made before August 14, 1982 are withdrawn. Moreover, any income allocable to purchase payments made before August 14, 1982, is not subject to the 10% tax penalty.

 Taxes Payable by Beneficiaries
 The Death Benefit options are subject to income tax to the extent the distribution exceeds the cost basis in the contract. The value of the Death Benefit, as determined under federal law, is also included in the owner's estate. Generally, the same tax rules described above would also apply to amounts received by your beneficiary. Choosing any option other than a lump sum Death Benefit may defer taxes. Certain minimum distribution requirements apply upon your death, as discussed further below in the Annuity Qualification section. Tax consequences to the beneficiary vary depending upon the Death Benefit payment option selected. Generally, for payment of the Death Benefit
..   As a lump sum payment: the beneficiary is taxed on gain in the contract.
..   Within 5 years of death of owner: the beneficiary is taxed as amounts are withdrawn (in this case gain is treated as being distributed first).
..   Under an annuity or annuity settlement option with distribution beginning within one year of the date of death of the owner: the beneficiary is taxed on each payment (part will be treated as gain and part as return of purchase payments).

 Considerations for Contingent Annuitants: We may allow the naming of a contingent annuitant when a Nonqualified Annuity contract is held by a pension plan or a tax favored retirement plan. In such a situation, the Annuity may no longer qualify for tax

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 deferral where the Annuity contract continues after the death of the
 Annuitant. Note that in certain annuity contracts issued by Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey, we allow for the naming of a co-annuitant, which also is used to mean the successor annuitant (and not another life used for measuring the duration of an annuity payment option). Like in the case of a contingent annuitant, the annuity may no longer qualify for tax deferral where the contract continues after the death of the annuitant.

 Reporting and Withholding on Distributions
 Taxable amounts distributed from an Annuity are subject to federal and state income tax reporting and withholding. In general, we will withhold federal income tax from the taxable portion of such distribution based on the type of distribution. In the case of an annuity or similar periodic payment, we will withhold as if you are a married individual with three (3) exemptions unless you designate a different withholding status. If no U.S. taxpayer identification number is provided, we will automatically withhold using single with zero exemptions as the default. In the case of all other distributions, we will withhold at a 10% rate. You may generally elect not to have tax withheld from your payments. An election out of withholding must be made on forms that we provide.

 State income tax withholding rules vary and we will withhold based on the rules of your State of residence. Special tax rules apply to withholding for nonresident aliens, and we generally withhold income tax for nonresident aliens at a 30% rate. A different withholding rate may be applicable to a nonresident alien based on the terms of an existing income tax treaty between the United States and the nonresident alien's country. Please refer to the discussion below regarding withholding rules for a Qualified Annuity.

 Regardless of the amount withheld by us, you are liable for payment of federal and state income tax on the taxable portion of annuity distributions. You should consult with your tax advisor regarding the payment of the correct amount of these income taxes and potential liability if you fail to pay such taxes.

 Entity Owners
 Where a contract is held by a non-natural person (e.g. a corporation), other than as an agent or nominee for a natural person (or in other limited circumstances), the contract will not be taxed as an annuity and increases in the value of the contract over its cost basis will be subject to tax annually.

 Where a contract is structured so that it is owned by a grantor trust but the annuitant is not the grantor, then the contract is required to terminate upon the death of the grantor if the grantor pre-deceases the annuitant under
 Section 72(s) of the Code. Under this circumstance, the contract value will be paid out to the beneficiary and it is not eligible for the death benefit provided under the contract.

 Annuity Qualification
 Diversification And Investor Control. In order to qualify for the tax rules applicable to annuity contracts described above, the assets underlying the Sub-accounts of an Annuity must be diversified, according to certain rules under the Internal Revenue Code. Each portfolio is required to diversify its investments each quarter so that no more than 55% of the value of its assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. Generally, securities of a single issuer are treated as one investment and obligations of each U.S. Government agency and instrumentality (such as the Government National Mortgage Association) are treated as issued by separate issuers. In addition, any security issued, guaranteed or insured (to the extent so guaranteed or insured) by the United States or an instrumentality of the U.S. will be treated as a security issued by the U.S. Government or its instrumentality, where applicable. We believe the portfolios underlying the variable investment options of the Annuity meet these diversification requirements.

 An additional requirement for qualification for the tax treatment described above is that we, and not you as the contract owner, must have sufficient control over the underlying assets to be treated as the owner of the underlying assets for tax purposes. While we also believe these investor control rules will be met, the Treasury Department may promulgate guidelines under which a variable annuity will not be treated as an annuity for tax purposes if persons with ownership rights have excessive control over the investments underlying such variable annuity. It is unclear whether such guidelines, if in fact promulgated, would have retroactive effect. It is also unclear what effect, if any, such guidelines might have on transfers between the investment options offered pursuant to this Prospectus. We reserve the right to take any action, including modifications to your Annuity or the investment options, required to comply with such guidelines if promulgated. Any such changes will apply uniformly to affected owners and will be made with such notice to affected owners as is feasible under the circumstances.

 Required Distributions Upon Your Death for Nonqualified Annuity Contracts. Upon your death, certain distributions must be made under the contract. The required distributions depend on whether you die before you start taking annuity payments under the contract or after you start taking annuity payments under the contract. If you die on or after the Annuity Date, the remaining portion of the interest in the contract must be distributed at least as rapidly as under the method of distribution being used as of the

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 date of death. If you die before the Annuity Date, the entire interest in the contract must be distributed within 5 years after the date of death, or as periodic payments over a period not extending beyond the life or life expectancy of such designated beneficiary (provided such payments begin within one year of your death). Your designated beneficiary is the person to whom benefit rights under the contract pass by reason of death, and must be a natural person in order to elect a periodic payment option based on life expectancy or a period exceeding five years. Additionally, if the Annuity is payable to (or for the benefit of) your surviving spouse, that portion of the contract may be continued with your spouse as the owner. For Nonqualified annuity contracts owned by a non-natural person, the required distribution rules apply upon the death of the annuitant. This means that for a contract held by a non-natural person (such as a trust) for which there is named a co-annuitant, then such required distributions will be triggered by the death of the first co-annuitants to die.

 Changes In Your Annuity. We reserve the right to make any changes we deem necessary to assure that your Annuity qualifies as an annuity contract for tax purposes. Any such changes will apply to all contract owners and you will be given notice to the extent feasible under the circumstances.

 QUALIFIED ANNUITY CONTRACTS
 In general, as used in this prospectus, a Qualified Annuity is an Annuity contract with applicable endorsements for a tax-favored plan or a Nonqualified Annuity contract held by a tax-favored retirement plan.

 The following is a general discussion of the tax considerations for Qualified Annuity contracts. This Annuity may or may not be available for all types of the tax-favored retirement plans discussed below. This discussion assumes that you have satisfied the eligibility requirements for any tax-favored retirement plan. Please consult your Financial Professional prior to purchase to confirm if this contract is available for a particular type of tax-favored retirement plan or whether we will accept the type of contribution you intend for this contract.

 A Qualified annuity may typically be purchased for use in connection with:

..   Individual retirement accounts and annuities (IRAs), including inherited
    IRAs (which we refer to as a Beneficiary IRA) which are subject to Sections 408(a) and 408(b) of the Code;

..   Roth IRAs, including inherited Roth IRAs (which we refer to as a
    Beneficiary Roth IRA) under Section 408A of the Code;
..   A corporate Pension or Profit-sharing plan (subject to 401(a) of the Code);
..   H.R. 10 plans (also known as Keogh Plans, subject to 401(a) of the Code);
..   Tax Sheltered Annuities (subject to 403(b) of the Code, also known as Tax
    Deferred Annuities or TDAs);
..   Section 457 plans (subject to 457 of the Code).

 A Nonqualified annuity may also be purchased by a 401(a) trust or custodial IRA or Roth IRA account or a Section 457 plan, which can hold other permissible assets. The terms and administration of the trust or custodial account or plan in accordance with the laws and regulations for 401(a) plans, IRAs or Roth IRAs or a Section 457 plan, as applicable, are the responsibility of the applicable trustee or custodian.

 You should be aware that tax favored plans such as IRAs generally provide income tax deferral regardless of whether they invest in annuity contracts. This means that when a tax favored plan invests in an annuity contract, it generally does not result in any additional tax benefits (such as income tax deferral and income tax free transfers).

 Types of Tax-Favored Plans
 IRAs. If you buy an Annuity for use as an IRA, we will provide you a copy of the prospectus and contract. The "IRA Disclosure Statement" and "Roth IRA Disclosure Statement" which accompany the prospectus contain information about eligibility, contribution limits, tax particulars, and other IRA information. In addition to this information (some of which is summarized below), the IRS requires that you have a "free look" after making an initial contribution to the contract. During this time, you can cancel the Annuity by notifying us in writing, and we will refund all of the purchase payments under the Annuity (or, if provided by applicable state law, the amount credited under the Annuity, if greater), less any applicable federal and state income tax withholding.

 Contributions Limits/Rollovers. Subject to the minimum purchase payment requirements of an Annuity, you may purchase an Annuity for an IRA in connection with a "rollover" of amounts from a qualified retirement plan, as a transfer from another IRA, by making a single contribution consisting of your IRA contributions and catch-up contributions, if applicable, attributable to the prior year and the current year during the period from January 1 to April 15, or as a current year contribution. In 2009 the contribution limit is $5,000. The contribution amount is indexed for inflation. The tax law also provides for a catch-up provision for individuals who are age 50 and above, allowing these individuals an additional $1,000 contribution each year. The catch-up amount is not indexed for inflation.

 The "rollover" rules under the Code are fairly technical; however, an individual (or his or her surviving spouse) may generally "roll over" certain distributions from tax favored retirement plans (either directly or within 60 days from the date of these distributions)

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 if he or she meets the requirements for distribution. Once you buy an Annuity, you can make regular IRA contributions under the Annuity (to the extent permitted by law). However, if you make such regular IRA contributions, you should note that you will not be able to treat the contract as a "conduit
 IRA," which means that you will not retain possible favorable tax treatment if you subsequently "roll over" the contract funds originally derived from a qualified retirement plan or TDA into another Section 401(a) plan or TDA. In some circumstances, non-spouse beneficiaries may directly roll over to an IRA amounts due from qualified plans, 403(b) plans, and governmental 457(b) plans.


 The rollover rules applicable to non-spouse beneficiaries under the Code are more restrictive than the rollover rules applicable to owner/participants and spouse beneficiaries. Generally, non-spouse beneficiaries may roll over distributions from tax favored retirement plans only as a direct rollover, and if permitted by the plan. Under the Worker, Retiree and Employer Recovery Act of 2008, employer retirement plans are required to permit non-spouse beneficiaries to roll over funds to an inherited IRA for plan years beginning after December 31, 2009. An inherited IRA must be directly rolled over from the employer plan or IRA and must be titled in the name of the deceased (i.e., John Doe deceased for the benefit of Jane Doe). No additional contributions can be made to a Beneficiary IRA.


 Required Provisions. Contracts that are IRAs (or endorsements that are part of the contract) must contain certain provisions:
..   You, as owner of the contract, must be the "annuitant" under the contract
    (except in certain cases involving the division of property under a decree of divorce);
..   Your rights as owner are non-forfeitable;
..   You cannot sell, assign or pledge the contract;
..   The annual contribution you pay cannot be greater than the maximum amount allowed by law, including catch-up contributions if applicable (which does not include any rollover amounts);
..   The date on which required minimum distributions must begin cannot be later than April 1st of the calendar year after the calendar year you turn age
    70 1/2; and
..   Death and annuity payments must meet "required minimum distribution" rules described below.

 Usually, the full amount of any distribution from an IRA (including a distribution from this contract) which is not a rollover is taxable. As taxable income, these distributions are subject to the general tax withholding rules described earlier regarding a Nonqualified Annuity. In addition to this normal tax liability, you may also be liable for the following, depending on your actions:
..   A 10% early withdrawal penalty described below;
..   Liability for "prohibited transactions" if you, for example, borrow against the value of an IRA; or
..   Failure to take a required minimum distribution, also described below.

 SEPs. SEPs are a variation on a standard IRA, and contracts issued to a SEP must satisfy the same general requirements described under IRAs (above). There are, however, some differences:
..   If you participate in a SEP, you generally do not include in income any employer contributions made to the SEP on your behalf up to the lesser of
    (a) $49,000 in 2009 ($46,000 in 2008) or (b) 25% of your taxable compensation paid by the contributing employer (not including the employer's SEP contribution as compensation for these purposes). However, for these purposes, compensation in excess of certain limits established by the IRS will not be considered. In 2009, this limit is $245,000 ($230,000 for 2008);
..   SEPs must satisfy certain participation and nondiscrimination requirements not generally applicable to IRAs; and
..   SEPs that contain a salary reduction or "SARSEP" provision prior to 1997 may permit salary deferrals up to $16,500 in 2009 with the employer making these contributions to the SEP. However, no new "salary reduction" or "SARSEPs" can be established after 1996. Individuals participating in a SARSEP who are age 50 or above by the end of the year will be permitted to contribute an additional $5,500 in 2009. These amounts are indexed for inflation. These Annuities are not available for SARSEPs. You will also be provided the same information, and have the same "free look" period, as you would have if you purchased the contract for a standard IRA.

 ROTH IRAs. The "Roth IRA Disclosure Statement" contains information about eligibility, contribution limits, tax particulars and other Roth IRA information. Like standard IRAs, income within a Roth IRA accumulates tax-free, and contributions are subject to specific limits. Roth IRAs have, however, the following differences:
..   Contributions to a Roth IRA cannot be deducted from your gross income;
..   "Qualified distributions" from a Roth IRA are excludable from gross income.
    A "qualified distribution" is a distribution that satisfies two requirements: (1) the distribution must be made (a) after the owner of the IRA attains age 59 1/2; (b) after the owner's death; (c) due to the owner's disability; or (d) for a qualified first time homebuyer distribution within the meaning of Section 72(t)(2)(F) of the Code; and (2) the distribution must be made in the year that is at least five tax years after the first year for which a contribution was made to any Roth IRA established for the owner or five years after a rollover, transfer, or conversion was made from a traditional IRA to a Roth IRA. Distributions from a Roth IRA that are not qualified distributions will be treated as made first from contributions and then from earnings and earnings will be taxed generally in the same manner as distributions from a traditional IRA.
..   If eligible (including meeting income limitations and earnings requirements), you may make contributions to a Roth IRA after attaining age 70 1/2, and distributions are not required to begin upon attaining such age or at any time thereafter.

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 Subject to the minimum purchase payment requirements of an Annuity, if you meet certain income limitations you may purchase an Annuity for a Roth IRA in connection with a "rollover" of amounts of another traditional IRA, conduit IRA, SEP, SIMPLE-IRA or Roth IRA by making a single contribution consisting of your Roth IRA contributions and catch-up contributions, if applicable, attributable to the prior year and the current year during the period from January 1 to April 15 of the current year, or with a current contribution. The Code permits persons who meet certain income limitations (generally, adjusted gross income under $100,000) who are not married filing a separate return and who receive certain qualifying distributions from such non-Roth IRAs, to directly rollover or make, within 60 days, a "rollover" of all or any part of the amount of such distribution to a Roth IRA which they establish. Beginning January 2008, an individual receiving an eligible rollover distribution from an employer sponsored retirement plan under sections 401(a) or 403(b) of the Code can directly roll over contributions to a Roth IRA, subject to the same income limits. This conversion triggers current taxation (but is not subject to a 10% early distribution penalty). Once an Annuity has been purchased, regular Roth IRA contributions will be accepted to the extent permitted by law. In addition, an individual receiving an eligible rollover distribution from a designated Roth account under an employer plan may roll over the distribution to a Roth IRA even if the individual is not eligible to make regular contributions to a Roth IRA. Until 2010, participants with an adjusted gross income greater than $100,000 are not permitted to roll over funds from an employer plan, other than a Roth 401(k) or Roth 403(b) distribution, to a Roth IRA.

 Non-spouse beneficiaries receiving a distribution from an employer sponsored retirement plan under sections 401(a) or 403(b) of the Code can also directly roll over contributions to a Roth IRA, subject to the same income limits. However, it is our understanding of the Code that non-spouse beneficiaries cannot "rollover" benefits from a traditional IRA to a Roth IRA.

 TDAs. You may own a Tax Deferred Annuity (also known as a TDA, Tax Sheltered Annuity (TSA), 403(b) plan or 403(b) annuity) generally if you are an employee of a tax-exempt organization (as defined under Code Section 501(c)(3)) or a public educational organization, and you may make contributions to a TDA so long as your employer maintains such a plan and your rights to the annuity are nonforfeitable. Contributions to a TDA, and any earnings, are not taxable until distribution. You may also make contributions to a TDA under a salary reduction agreement, generally up to a maximum of $16,500 in 2009. Individuals participating in a TDA who are age 50 or above by the end of the year will be permitted to contribute an additional $5,500 in 2009. This amount is indexed for inflation. Further, you may roll over TDA amounts to another TDA or an IRA. You may also roll over TDA amounts to a qualified retirement plan, a SEP and a 457 government plan. A contract may generally only qualify as a TDA if distributions of salary deferrals (other than "grandfathered" amounts held as of December 31, 1988) may be made only on account of:
..   Your attainment of age 59 1/2;
..   Your severance of employment;
..   Your death;
..   Your total and permanent disability; or
..   Hardship (under limited circumstances, and only related to salary deferrals, not including earnings attributable to these amounts).

 In any event, you must begin receiving distributions from your TDA by April 1/st/ of the calendar year after the calendar year you turn age 70 1/2 or retire, whichever is later. These distribution limits do not apply either to transfers or exchanges of investments under the contract, or to any "direct transfer" of your interest in the contract to another employer's TDA plan or mutual fund "custodial account" described under Code Section 403(b)(7). Employer contributions to TDAs are subject to the same general contribution, nondiscrimination, and minimum participation rules applicable to "qualified" retirement plans.

 Caution: Under recent IRS regulations we can accept contributions, transfers and rollovers only if we have entered into an information-sharing agreement, or its functional equivalent, with the applicable employer or its agent. In addition, in order to comply with the regulations, we will only process certain transactions (e.g, transfers, withdrawals, hardship distributions and, if applicable, loans) with employer approval. This means that if you request one of these transactions we will not consider your request to be in good order, and will not therefore process the transaction, until we receive the employer's approval in written or electronic form.

 Required Minimum Distributions and Payment Options
 If you hold the contract under an IRA (or other tax-favored plan), required minimum distribution rules must be satisfied. This means that generally payments must start by April 1 of the year after the year you reach age 70 1/2 and must be made for each year thereafter. For a TDA or a 401(a) plan for which the participant is not a greater than 5% owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the Owner's lifetime. The amount of the payment must at least equal the minimum required under the IRS rules. Several choices are available for calculating the minimum amount. More information on the mechanics of this calculation is available on request. Please contact us at a reasonable time before the IRS deadline so that a timely distribution is made. Please note that there is a 50% tax penalty on the amount of any required minimum distribution not made in a timely manner. Note that under the Worker, Retiree and Employer Recovery Act of 2008, Required Minimum Distributions are suspended for 2009 and are scheduled to resume in 2010.

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 Required minimum distributions are calculated based on the sum of the Account
 Value and the actuarial value of any additional death benefits and benefits from optional riders that you have purchased under the contract. As a result, the required minimum distributions may be larger than if the calculation were based on the Account Value only, which may in turn result in an earlier (but not before the required beginning date) distribution of amounts under the Annuity and an increased amount of taxable income distributed to the Annuity owner, and a reduction of death benefits and the benefits of any optional riders.

 You can use the Minimum Distribution option to satisfy the required minimum distribution rules for an Annuity without either beginning annuity payments or surrendering the Annuity. We will distribute to you the required minimum distribution amount, less any other partial withdrawals that you made during the year. Such amount will be based on the value of the contract as of December 31 of the prior year, but is determined without regard to other contracts you may own. If you have previously elected the Minimum Distribution Option to satisfy your required minimum distributions, we will continue to make such distributions to you in 2009 based on this methodology, unless you tell us not to make a 2009 distribution.

 Although the IRS rules determine the required amount to be distributed from your IRA each year, certain payment alternatives are still available to you. If you own more than one IRA, you can choose to satisfy your minimum distribution requirement for each of your IRAs by withdrawing that amount from any of your IRAs. If you inherit more than one Roth IRA from the same owner, similar rules apply.

 Required Distributions Upon Your Death for Qualified Annuity Contracts
 Upon your death under an IRA, Roth IRA, 403(b) or other employer sponsored plan, the designated beneficiary may generally elect to continue the contract and receive required minimum distributions under the contract instead of receiving the death benefit in a single payment. The available payment options will depend on whether you die before the date required minimum distributions under the Code were to begin, whether you have named a designated beneficiary and whether that beneficiary is your surviving spouse.
..   If you die after a designated beneficiary has been named, the death benefit must be distributed by December 31/st/ of the year including the five year anniversary of the date of death, or as periodic payments not extending beyond the life or life expectancy of the designated beneficiary (as long as payments begin by December 31/st/ of the year following the year of death). However, if your surviving spouse is the beneficiary, the death benefit can be paid out over the life or life expectancy of your spouse with such payments beginning no later than December 31/st/ of the year following the year of death or December 31/st/ of the year in which you would have reached age 70 1/2, which ever is later. Additionally, if the contract is payable to (or for the benefit of) your surviving spouse, that portion of the contract may be continued with your spouse as the owner.
    Note that Worker, Retiree and Employer Recovery Act of 2008 suspended Required Minimum Distributions for 2009. This means that if your beneficiary receives payment as periodic payments, no payment is required in 2009. If your beneficiary elects to receive full distribution by
    December 31/st/ of the year including the five year anniversary of the date of death, 2009 shall not be included in the five year requirement period. This effectively extends this period to December 31/st/ of the year including the six year anniversary date of death.
..   If you die before a designated beneficiary is named and before the date required minimum distributions must begin under the Code, the death benefit must be paid out by December 31/st/ of the year including the five year anniversary of the date of death. For contracts where multiple beneficiaries have been named and at least one of the beneficiaries does not qualify as a designated beneficiary and the account has not been divided into separate accounts by December 31/st/ of the year following the year of death, such contract is deemed to have no designated beneficiary. For this distribution requirement also, 2009 shall not be included in the five year requirement period.
..   If you die before a designated beneficiary is named and after the date required minimum distributions must begin under the Code, the death benefit must be paid out at least as rapidly as under the method then in effect.
    For contracts where multiple beneficiaries have been named and at least one of the beneficiaries does not qualify as a designated beneficiary and the account has not been divided into separate accounts by December 31/st/ of the year following the year of death, such contract is deemed to have no designated beneficiary. For this distribution requirement also, 2009 shall not be included in the five year requirement period.

 A beneficiary has the flexibility to take out more each year than mandated under the required minimum distribution rules.

 Until withdrawn, amounts in a Qualified Annuity contract continue to be tax deferred. Amounts withdrawn each year, including amounts that are required to be withdrawn under the required minimum distribution rules, are subject to tax. You may wish to consult a professional tax advisor for tax advice as to your particular situation.

 For a Roth IRA, if death occurs before the entire interest is distributed, the death benefit must be distributed under the same rules applied to IRAs where death occurs before the date required minimum distributions must begin under the Code.

 Tax Penalty for Early Withdrawals From Qualified Annuity Contracts
 You may owe a 10% tax penalty on the taxable part of distributions received from an IRA, SEP, Roth IRA, TDA or qualified retirement plan before you attain age 59 1/2. Amounts are not subject to this tax penalty if:
..   the amount is paid on or after you reach age 59 1/2 or die;

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..   the amount received is attributable to your becoming disabled; or
..   generally the amount paid or received is in the form of substantially equal payments not less frequently than annually. (Please note that substantially equal payments must continue until the later of reaching age 59 1/2 or 5 years. Modification of payments during that time period will result in retroactive application of the 10% tax penalty.)

 Other exceptions to this tax may apply. You should consult your tax advisor for further details.

 Withholding
 We will withhold federal income tax at the rate of 20% for any eligible rollover distribution paid by us to or for a plan participant, unless such distribution is "directly" rolled over into another qualified plan, IRA (including the IRA variations described above), SEP, 457 government plan or TDA. An eligible rollover distribution is defined under the tax law as a distribution from an employer plan under 401(a), a TDA or a 457 governmental plan, excluding any distribution that is part of a series of substantially equal payments (at least annually) made over the life expectancy of the employee or the joint life expectancies of the employee and his designated beneficiary, any distribution made for a specified period of 10 years or more, any distribution that is a required minimum distribution and any hardship distribution. Regulations also specify certain other items which are not considered eligible rollover distributions. For all other distributions, unless you elect otherwise, we will withhold federal income tax from the taxable portion of such distribution at an appropriate percentage. The rate of withholding on annuity payments where no mandatory withholding is required is determined on the basis of the withholding certificate that you file with us. If you do not file a certificate, we will automatically withhold federal taxes on the following basis:
..   For any annuity payments not subject to mandatory withholding, you will have taxes withheld by us as if you are a married individual, with 3 exemptions
..   If no U.S. taxpayer identification number is provided, we will automatically withhold using single with zero exemptions as the default; and
..   For all other distributions, we will withhold at a 10% rate.

 We will provide you with forms and instructions concerning the right to elect that no amount be withheld from payments in the ordinary course. However, you should know that, in any event, you are liable for payment of federal income taxes on the taxable portion of the distributions, and you should consult with your tax advisor to find out more information on your potential liability if you fail to pay such taxes. There may be additional state income tax withholding requirements.

 ERISA Requirements
 ERISA (the "Employee Retirement Income Security Act of 1974") and the Code prevent a fiduciary and other "parties in interest" with respect to a plan (and, for these purposes, an IRA would also constitute a "plan") from receiving any benefit from any party dealing with the plan, as a result of the sale of the contract. Administrative exemptions under ERISA generally permit the sale of insurance/annuity products to plans, provided that certain information is disclosed to the person purchasing the contract. This information has to do primarily with the fees, charges, discounts and other costs related to the contract, as well as any commissions paid to any agent selling the contract. Information about any applicable fees, charges, discounts, penalties or adjustments may be found in the applicable sections of this Prospectus. Information about sales representatives and commissions may be found in the sections of this Prospectus addressing distribution of the Annuities.

 Other relevant information required by the exemptions is contained in the contract and accompanying documentation.

 Please consult with your tax advisor if you have any questions about ERISA and these disclosure requirements.

 Spousal Consent Rules for Retirement Plans - Qualified Contracts
 If you are married at the time your payments commence, you may be required by federal law to choose an income option that provides survivor annuity income to your spouse, unless your spouse waives that right. Similarly, if you are married at the time of your death, federal law may require all or a portion of the Death Benefit to be paid to your spouse, even if you designated someone else as your beneficiary. A brief explanation of the applicable rules follows. For more information, consult the terms of your retirement arrangement.

 Defined Benefit Plans and Money Purchase Pension Plans. If you are married at the time your payments commence, federal law requires that benefits be paid to you in the form of a "qualified joint and survivor annuity" (QJSA), unless you and your spouse waive that right, in writing. Generally, this means that you will receive a reduced payment during your life and, upon your death, your spouse will receive at least one-half of what you were receiving for life. You may elect to receive another income option if your spouse consents to the election and waives his or her right to receive the QJSA. If your spouse consents to the alternative form of payment, your spouse may not receive any benefits from the plan upon your death. Federal law also requires that the plan pay a Death Benefit to your spouse if you are married and die before you begin receiving your benefit. This benefit must be available in the form of an annuity for your spouse's lifetime and is called a "qualified pre-retirement survivor annuity" (QPSA). If the plan pays Death Benefits to other beneficiaries, you may elect to have a beneficiary other than your spouse receive the Death Benefit, but only if your spouse consents to the election and waives his or her right to receive the QPSA. If your spouse consents to the

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 alternate beneficiary, your spouse will receive no benefits from the plan upon your death. Any QPSA waiver prior to your attaining age 35 will become null and void on the first day of the calendar year in which you attain age 35, if still employed.

 Defined Contribution Plans (including 401(k) Plans and ERISA 403(b) Annuities). Spousal consent to a distribution is generally not required. Upon your death, your spouse will receive the entire Death Benefit, even if you designated someone else as your beneficiary, unless your spouse consents in writing to waive this right. Also, if you are married and elect an annuity as a periodic income option, federal law requires that you receive a QJSA (as described above), unless you and your spouse consent to waive this right.

 IRAs, non-ERISA 403(b) Annuities, and 457 Plans. Spousal consent to a distribution usually is not required. Upon your death, any Death Benefit will be paid to your designated beneficiary.

 Additional Information
 For additional information about federal tax law requirements applicable to IRAs and Roth IRAs, see the IRA Disclosure Statement or Roth IRA Disclosure Statement, as applicable.

 Generation - Skipping Transfers
 If you transfer your contract to a person two or more generations younger than you (such as a grandchild or grandniece) or to a person that is more than 37 1/2 years younger than you, there may be generation-skipping transfer tax consequences.

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                              GENERAL INFORMATION

 HOW WILL I RECEIVE STATEMENTS AND REPORTS?

 We send any statements and reports required by applicable law or regulation to you at your last known address of record. You should therefore give us prompt notice of any address change. We reserve the right, to the extent permitted by law and subject to your prior consent, to provide any prospectus, prospectus supplements, confirmations, statements and reports required by applicable law or regulation to you through our Internet Website at www.prudentialannuities.com or any other electronic means, including diskettes or CD ROMs. We send a confirmation statement to you each time a transaction is made affecting Account Value, such as making additional Purchase Payments, transfers, exchanges or withdrawals. We also send quarterly statements detailing the activity affecting your Annuity during the calendar quarter, if there have been transactions during the quarter. We may confirm regularly scheduled transactions, including, but not limited to the Annual Maintenance Fee, Systematic Withdrawals (including 72(t) payments and required minimum distributions), electronic funds transfer, Dollar Cost Averaging, and static rebalancing, in quarterly statements instead of confirming them immediately. You should review the information in these statements carefully. You may request additional reports. We reserve the right to charge up to $50 for each such additional report. We will also send an annual report and a semi-annual report containing applicable financial statements for the Portfolios to Owners or, with your prior consent, make such documents available electronically through our Internet Website or other electronic means.


 WHAT IS PRUCO LIFE?
 Pruco Life Insurance Company (Pruco Life) is a stock life insurance company organized in 1971 under the laws of the State of Arizona. It is licensed to sell life insurance and annuities in the District of Columbia, Guam and in all states except New York. Pruco Life is a wholly-owned subsidiary of The Prudential Insurance Company of America (Prudential), a New Jersey stock life insurance company that has been doing business since 1875. Prudential is an indirect wholly-owned subsidiary of Prudential Financial, Inc. (Prudential Financial), a New Jersey insurance holding company. As Pruco Life's ultimate parent, Prudential Financial exercises significant influence over the operations and capital structure of Pruco Life and Prudential. However, neither Prudential Financial, Prudential, nor any other related company has any legal responsibility to pay amounts that Pruco Life may owe under the contract.

 Pruco Life publishes annual and quarterly reports that are filed with the SEC. These reports contain financial information about Pruco Life that is annually audited by independent accountants. Pruco Life's annual report for the year ended December 31, 2008, together with subsequent periodic reports that Pruco Life files with the SEC, are incorporated by reference into this prospectus. You can obtain copies, at no cost, of any and all of this information, including the Pruco Life annual report that is not ordinarily mailed to contract owners, the more current reports and any subsequently filed documents at no cost by contacting us at the address or telephone number listed on the cover. The SEC file number for Pruco Life separate account is 811-07325. You may read and copy any filings made by Pruco Life with the SEC at the SEC's Public Reference Room at 100 F Street, N.E. Washington, D.C. 20549. You can obtain information on the operation of the Public Reference Room by calling
 (202) 551-8090. The SEC maintains an Internet site that contains reports, proxy and information statements, and other information regarding issuers that file electronically with the SEC at www.sec.gov.


 Pruco Life conducts the bulk of its operations through staff employed by it or by affiliated companies within the Prudential Financial family. Certain discrete functions have been delegated to non-affiliates that could be deemed "service providers" under the Investment Company Act of 1940. The entities engaged by Pruco Life may change over time. As of December 31, 2008, non-affiliated entities that could be deemed service providers to Pruco Life and/or another insurer within the Prudential Annuities business unit consisted of the following: Alliance-One Services Inc. (administration of variable life policies) located at 55 Hartland Street East Hartford CT 06108, Ascensus (qualified plan administrator) located at 200 Dryden Road, Dresher, PA 19025, Blue Frog Solutions, Inc. (order entry systems provider) located at 555 SW 12/th/ Ave, Suite 202 Pompano Beach, FL 33069, Broadridge Investor Communication Solutions, Inc. (proxy tabulation services), 51 Mercedes Way, Edgewood, NY 11717, EBIX Inc. (order-entry system) located at 5 Concourse Parkway Suite 3200 Atlanta, GA 30328, Diversified Information Technologies Inc. (records management) located at 123 Wyoming Ave Scranton, PA 18503, Fosdick Fulfillment Corp. (fulfillment of prospectuses and marketing materials) located at 26 Barnes Industrial Park Road North Wallingford, CT 06492, Insurance Technologies (annuity illustrations) located at 38120 Amrhein Ave., Livonia, MI 48150, Lason Systems Inc. (contract printing and mailing) located at 1305 Stephenson Highway Troy, MI 48083, Morningstar Associates LLC (asset allocation recommendations) located at 225 West Wacker Drive Chicago, IL 60606, Pershing LLC (order-entry systems provider) located at One Pershing Plaza Jersey City, NJ 07399, Personix (printing and fulfillment of confirmations and client statements) located at 13100 North Promenade Boulevard Stafford, TX 77477, RR Donnelley Receivables Inc. (printing annual reports and prospectuses) located at 111 South Wacker Drive Chicago, IL 60606-4301, Stanton Group (qualified plan administrator) located at Two Pine Tree Drive Suite 400 Arden Hills, MN 55112 Attention: Alerus Retirement Solutions, State Street (accumulation unit value calculations) located at State Street Financial Center One Lincoln Street Boston, Massachusetts 02111, The Harty Press, Inc. (printing and fulfillment of marketing materials) located at 25 James Street New Haven, CT 06513, VG Reed & Sons Inc. (printing and fulfillment of annual reports) located at 1002 South 12/th/ Street Louisville, KY 40210, William B. Meyer (printing and fulfillment of prospectuses and marketing materials) located at 255 Long Beach Boulevard Stratford, CT 06615.


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 WHAT IS THE SEPARATE ACCOUNT?
 We have established a separate account, the Pruco Life Flexible Premium Variable Annuity Account (separate account), to hold the assets that are associated with the variable annuity contracts. The separate account was established under Arizona law on June 16, 1995, and is registered with the SEC under the Investment Company Act of 1940 as a unit investment trust, which is a type of investment company. The assets of the separate account are held in the name of Pruco Life and legally belong to us. These assets are kept separate from all of our other assets and may not be charged with liabilities arising out of any other business we may conduct. More detailed information about Pruco Life, including its audited consolidated financial statements, is provided in the Statement of Additional Information.

 We may offer new Sub-accounts, eliminate Sub-accounts, or combine Sub-accounts at our sole discretion. We may also close Sub-accounts to additional purchase payments on existing Annuities or close Sub-accounts for Annuities purchased on or after specified dates. We will first notify you and receive any necessary SEC and/or state approval before making such a change. If an underlying mutual fund is liquidated, we will ask you to reallocate any amount in the liquidated fund. If you do not reallocate these amounts, we will reallocate such amounts only in accordance with SEC pronouncements and only after obtaining an order from the SEC, if required. If we make a fund substitution or change, we may change the Annuity contract to reflect the substitution or change. We do not control the underlying mutual funds, so we cannot guarantee that any of those funds will always be available.

 If you are enrolled in a Dollar Cost Averaging, Asset Rebalancing, or comparable programs while an underlying fund merger, substitution or liquidation takes place, unless otherwise noted in any communication from us, your Account Value invested in such underlying fund will be transferred automatically to the designated surviving fund in the case of mergers, the replacement fund in the case of substitutions, and an available Money Market Fund in the case of fund liquidations. Your enrollment instructions will be automatically updated to reflect the surviving fund, the replacement fund or a Money Market Fund for any continued and future investments.

 WHAT IS THE LEGAL STRUCTURE OF THE UNDERLYING FUNDS?
 Each underlying mutual fund is registered as an open-end management investment company under the Investment Company Act. Shares of the underlying mutual fund portfolios are sold to separate accounts of life insurance companies offering variable annuity and variable life insurance products. The shares may also be sold directly to qualified pension and retirement plans.

 Voting Rights
 We are the legal owner of the shares of the underlying mutual funds in which the Sub-accounts invest. However, under SEC rules, you have voting rights in relation to Account Value maintained in the Sub-accounts. If an underlying mutual fund portfolio requests a vote of shareholders, we will vote our shares based on instructions received from Owners with Account Value allocated to that Sub-account. Owners have the right to vote an amount equal to the number of shares attributable to their contracts. If we do not receive voting instructions in relation to certain shares, we will vote those shares in the same manner and proportion as the shares for which we have received instructions. This voting procedure is sometimes referred to as "mirror voting" because, as indicated in the immediately preceding sentence, we mirror the votes that are actually cast, rather than decide on our own how to vote. In addition, because all the shares of a given mutual fund held within our separate account are legally owned by us, we intend to vote all of such shares when that underlying fund seeks a vote of its shareholders. As such, all such shares will be counted towards whether there is a quorum at the underlying fund's shareholder meeting and towards the ultimate outcome of the vote. Thus, under "mirror voting", it is possible that the votes of a small percentage of contract holders who actually vote will determine the ultimate outcome. We will furnish those Owners who have Account Value allocated to a Sub-account whose underlying mutual fund portfolio has requested a "proxy" vote with proxy materials and the necessary forms to provide us with their voting instructions. Generally, you will be asked to provide instructions for us to vote on matters such as changes in a fundamental investment strategy, adoption of a new investment advisory agreement, or matters relating to the structure of the underlying mutual fund that require a vote of shareholders.


 Advanced Series Trust (the "Trust") has obtained an exemption from the Securities and Exchange Commission that permits its co-investment advisers, AST Investment Services, Inc. and Prudential Investments LLC, subject to approval by the Board of Trustees of the Trust, to change sub-advisors for a Portfolio and to enter into new sub-advisory agreements, without obtaining shareholder approval of the changes. This exemption (which is similar to exemptions granted to other investment companies that are organized in a similar manner as the Trust) is intended to facilitate the efficient supervision and management of the sub-advisors by AST Investment Services, Inc., Prudential Investments LLC and the Trustees. The Trust is required, under the terms of the exemption, to provide certain information to shareholders following these types of changes. We may add new Sub-accounts that invest in a series of underlying funds other than the Trust. Such series of funds may have a similar order from the SEC. You also should review the prospectuses for the other underlying funds in which various Sub-accounts invest as to whether they have obtained similar orders from the SEC.


 Material Conflicts
 It is possible that differences may occur between companies that offer shares of an underlying mutual fund portfolio to their respective separate accounts issuing variable annuities and/or variable life insurance products. Differences may also occur

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 surrounding the offering of an underlying mutual fund portfolio to variable life insurance policies and variable annuity contracts that we offer. Under certain circumstances, these differences could be considered "material conflicts," in which case we would take necessary action to protect persons with voting rights under our variable annuity contracts and variable life insurance policies against persons with voting rights under other insurance companies' variable insurance products. If a "material conflict" were to arise between owners of variable annuity contracts and variable life insurance policies issued by us we would take necessary action to treat such persons equitably in resolving the conflict. "Material conflicts" could arise due to differences in voting instructions between owners of variable life insurance and variable annuity contracts of the same or different companies. We monitor any potential conflicts that may exist.

 Service Fees Payable to Pruco Life

 Pruco Life and/or our affiliates receive substantial and varying administrative service payments, Rule 12b-1 fees, and "revenue sharing" payments from certain underlying Portfolios or related parties. Rule 12b-1 fees compensate our affiliated principal underwriter for distribution, marketing, and/or servicing functions. Administrative services payments compensate us for providing administrative services with respect to Annuity Owners invested indirectly in the Portfolio, which include duties such as recordkeeping shareholder services, and the mailing of periodic reports. We receive administrative services fees with respect to both affiliated underlying Portfolios and unaffiliated underlying Portfolios. The administrative services fees we receive from affiliates originate from the assets of the affiliated Portfolio itself and/or the assets of the Portfolio's investment adviser. In recognition of the administrative services provided by the relevant affiliated insurance companies, the investment advisers to certain affiliated Portfolios also make "revenue sharing" payments to such affiliated insurance companies. In any case, the existence of these fees tends to increase the overall cost of investing in the Portfolio. In addition, because these fees are paid to us, allocations you make to these affiliated underlying Portfolios benefit us financially.

 We collect these payments and fees under agreements between us and a Portfolio's principal underwriter, transfer agent, investment adviser and/or other entities related to the Portfolio.

 The 12b-1 fees and administrative services fees that we receive may vary among the different fund complexes that are part of our investment platform. Thus, the fees we collect may be greater or smaller, based on the Portfolios that you select. In addition, we may consider these payments and fees, among a number of factors, when deciding to add or keep a Portfolio on the "menu" of Portfolios that we offer through the Annuity.

 Please see the table entitled "Underlying Mutual Fund Portfolio Annual Expenses" for a listing of the Portfolios that pay a 12b-1 fee. With respect to administrative services fees, the maximum fee that we receive is equal to 0.55% of the average assets allocated to the Portfolio(s) under the Annuity. We expect to make a profit on these fees.

 In addition, an investment adviser, sub-adviser or distributor of the underlying Portfolios may also compensate us by providing reimbursement, defraying the costs of, or paying directly for, among other things, marketing and/or administrative services and/or other services they provide in connection with the Annuity. These services may include, but are not limited to: sponsoring or co-sponsoring various promotional, educational or marketing meetings and seminars attended by distributors, wholesalers, and/or broker dealer firms' registered representatives, and creating marketing material discussing the contract, available options, and underlying Portfolios. The amounts paid depend on the nature of the meetings, the number of meetings attended by the adviser, sub-adviser, or distributor, the number of participants and attendees at the meetings, the costs expected to be incurred, and the level of the adviser's, sub-adviser's or distributor's participation. These payments or reimbursements may not be offered by all advisers, sub-advisers, or distributors, and the amounts of such payments may vary between and among each adviser, sub-adviser, and distributor depending on their respective participation.

 During 2008, with regard to amounts that were paid under these kinds of arrangements, described immediately above, the amounts ranged from approximately $750 to approximately $1,134,481. These amounts may have been paid to one or more Prudential-affiliated insurers issuing individual variable annuities.


 WHO DISTRIBUTES ANNUITIES OFFERED BY PRUCO LIFE?

 Prudential Annuities Distributors, Inc. (PAD), a wholly-owned subsidiary of Prudential Annuities, Inc., is the distributor and principal underwriter of the annuities offered through this prospectus. PAD acts as the distributor of a number of annuity and life insurance products. PAD's principal business address is One Corporate Drive, Shelton, Connecticut 06484. PAD is registered as a broker-dealer under the Securities Exchange Act of 1934 (Exchange Act), and is a member of the Financial Industry Regulatory Authority (FINRA). The Annuity is offered on a continuous basis. PAD enters into distribution agreements with broker/dealers who are registered under the Exchange Act and with entities that may offer the Annuities but are exempt from registration (firms). Applications for the Annuity are solicited by registered representatives of those firms. Such representatives will also be our appointed insurance agents under state insurance law. In addition, PAD may offer the Annuity directly to potential purchasers.


 Commissions are paid to firms on sales of the Annuity according to one or more schedules. The individual representative will receive a portion of the compensation, depending on the practice of his or her firm. Commissions are generally based on a

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 percentage of Purchase Payments made, up to a maximum of 7.00%. Alternative compensation schedules are available that provide a lower initial commission plus ongoing annual compensation based on all or a portion of Account Value. We may also provide compensation to the distributing firm for providing ongoing service to you in relation to the Annuity. Commissions and other compensation paid in relation to the Annuity do not result in any additional charge to you or to the separate account.


 In addition, in an effort to promote the sale of our products (which may include the placement of Pruco Life and/or the Annuity on a preferred or recommended company or product list and/or access to the firm's registered representatives), we or PAD may enter into compensation arrangements with certain broker/dealers firms with respect to certain or all registered representatives of such firms under which such firms may receive separate compensation or reimbursement for, among other things, training of sales personnel and/or marketing and/or administrative services and/or other services they provide to us or our affiliates. These services may include, but are not limited to: educating customers of the firm on the Annuity's features; conducting due diligence and analysis; providing office access, operations and systems support; holding seminars intended to educate registered representatives and make them more knowledgeable about the Annuities; providing a dedicated marketing coordinator; providing priority sales desk support; and providing expedited marketing compliance approval and preferred programs to PAD. We or PAD also may compensate third-party vendors, for services that such vendors render to broker-dealer firms. To the extent permitted by the FINRA rules and other applicable laws and regulations, PAD may pay or allow other promotional incentives or payments in the forms of cash or non-cash compensation. These arrangements may not be offered to all firms and the terms of such arrangements may differ between firms. In addition, we or our affiliates may provide such compensation, payments and/or incentives to firms arising out of the marketing, sale and/or servicing of variable annuities or life insurance offered by different Prudential business units.


 The list below identifies three general types of payments that PAD pays which are broadly defined as follows:

..   Percentage Payments based upon "Assets under Management" or "AUM": This type of payment is a percentage payment that is based upon the total assets, subject to certain criteria in certain Pruco Life products.

..   Percentage Payments based upon sales: This type of payment is a percentage payment that is based upon the total amount of money received as purchase payments under Pruco Life annuity products sold through the firm (or its affiliated broker-dealers).

..   Fixed Payments: These types of payments are made directly to or in sponsorship of the firm (or its affiliated broker-dealers). Examples of arrangements under which such payments may be made currently include, but are not limited to: sponsorships, conferences (national, regional and top producer), speaker fees, promotional items and reimbursements to firms for marketing activities or services paid by the firms and/or their registered representatives. The amount of these payments varies widely because some payments may encompass only a single event, such as a conference, and others have a much broader scope. In addition, we may make payments periodically during the relationship for systems, operational and other support.

 The list below includes the names of the firms (or their affiliated broker/dealers) that we are aware (as of December 31, 2008) received payment with respect to annuity business during 2008 (or as to which a payment amount was accrued during 2008). The firms listed below include those receiving payments in connection with marketing of products issued by Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey. Your registered representative can provide you with more information about the compensation arrangements that apply upon the sale of the contract. During 2008, the least amount paid, and greatest amount paid, were $1,578 and $1,376,472, respectively.

 Name of Firm:
 A.G. Edwards & Sons, Inc.
 Advantage Capital
 AIG Financial Advisors, Inc.
 American General Securities
 Citigroup Global Markets, Inc.
 Financial Network Investment Corp.
 FSC Securities Corp.
 ING Financial Partners, Inc.
 Merrill Lynch
 Morgan Stanley & Co. Incorporated
 Multi-Financial Securities Corp.
 PrimeVest Financial Services, Inc.
 Pruco Securities LLC
 Raymond James & Associates, Inc.
 Raymond James Financial Services
 Royal Alliance Associates, Inc.
 Stifel Nicolaus & Co., Inc.
 UBS Financial Services, Inc.
 Wachovia Securities, Inc.
 Wachovia Securities, LLC
 Wells Fargo Investments, LLC


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 On July 1, 2003, Prudential Financial combined its retail securities brokerage and clearing operations with those of Wachovia Corporation ("Wachovia") and formed Wachovia Securities Financial Holdings, LLC ("Wachovia Securities"), a joint venture headquartered in Richmond, Virginia. Wachovia is the majority owner and Prudential Financial, indirectly through subsidiaries, is a minority owner of Wachovia Securities. Prudential Financial has announced its intention to divest its interest in Wachovia Securities.

 Wachovia and Wachovia Securities are key distribution partners for certain products of Prudential Financial affiliates, including mutual funds and individual annuities that are distributed through their financial advisors, bank channel and independent channel. In addition, Prudential Financial is a service provider to the managed account platform and certain wrap-fee benefits offered by Wachovia Securities.

 FINANCIAL STATEMENTS

 The financial statements of the Separate Account and Pruco Life are included in the Statement of Additional Information.


 HOW TO CONTACT US
 You can contact us by:

..   calling our Customer Service Team at 1-888-PRU-2888 during our normal business hours.

..   writing to us via regular mail at Prudential Annuity Service Center, P.O.
    Box 7960, Philadelphia, PA 19176. NOTE: Failure to send mail to the proper address may result in a delay in our receiving and processing your request.
..   accessing information about your Annuity through our Internet Website at
    www.prudential.com.

 You can obtain account information by calling our automated response system and at www.prudential.com, our Internet Website. Our Customer Service representatives are also available during business hours to provide you with information about your account. You can request certain transactions through our telephone voice response system, our Internet Website or through a customer service representative. You can provide authorization for a third party, including your attorney-in-fact acting pursuant to a power of attorney, to access your account information and perform certain transactions on your account. You will need to complete a form provided by us which identifies those transactions that you wish to authorize via telephonic and electronic means and whether you wish to authorize a third party to perform any such transactions. Please note that unless you tell us otherwise, we deem that all transactions that are directed by your Financial Professional with respect to your Annuity have been authorized by you. We require that you or your representative provide proper identification before performing transactions over the telephone or through our Internet Website. This may include a Personal Identification Number (PIN) that will be provided to you upon issue of your Annuity or you may establish or change your PIN by calling our automated response system and at www.prudential.com, our Internet Website. Any third party that you authorize to perform financial transactions on your account will be assigned a PIN for your account.

 Transactions requested via telephone are recorded. To the extent permitted by law, we will not be responsible for any claims, loss, liability or expense in connection with a transaction requested by telephone or other electronic means if we acted on such transaction instructions after following reasonable procedures to identify those persons authorized to perform transactions on your Annuity using verification methods which may include a request for your Social Security number, PIN or other form of electronic identification. We may be liable for losses due to unauthorized or fraudulent instructions if we did not follow such procedures.

 Pruco Life does not guarantee access to telephonic, facsimile, Internet or any other electronic information or that we will be able to accept transaction instructions via such means at all times. Regular and/or express mail will be the only means by which we will accept transaction instructions when telephonic, facsimile, Internet or any other electronic means are unavailable or delayed. Pruco Life reserves the right to limit, restrict or terminate telephonic, facsimile, Internet or any other electronic transaction privileges at any time.

 INDEMNIFICATION
 Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Securities Act") may be permitted to directors, officers or persons controlling the registrant pursuant to the foregoing provisions, the registrant has been informed that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.

 LEGAL PROCEEDINGS

 Pruco Life is subject to legal and regulatory actions in the ordinary course of the businesses including class action lawsuits. Legal and regulatory actions may include proceedings relating to aspects of the businesses and operations that are specific to the Pruco Life and that are typical of the businesses in which Pruco Life operates. Class action and individual lawsuits may involve a variety of issues and/or allegations, which include sales practices, underwriting practices, claims payment and procedures, premium charges, policy servicing and breach of fiduciary duties to customers. Pruco Life may also be subject to litigation arising out of its general business activities, such as investments and third party contracts. In certain of these matters, plaintiffs may seek large and/or indeterminate amounts, including punitive or exemplary damages.

 Pruco Life's litigation and regulatory matters are subject to many uncertainties, and given their complexity and scope, their outcomes cannot be predicted. It is possible that results of operations or cash flow of Pruco Life in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of pending litigation and regulatory matters depending, in part, upon the results of operations or cash flow for such period. In light of the unpredictability of Pruco Life's litigation and regulatory matters, it is also possible that in certain cases an ultimate unfavorable resolution of one or more pending litigation or regulatory matters could have a material adverse effect on Pruco Life's financial position. Management believes, however, that, based on information currently known to it, the ultimate outcome of all pending litigation and regulatory matters, after consideration of applicable reserves and rights to indemnification, is not likely to have a material adverse effect on Pruco Life's financial position.

 Our affiliate, Prudential Annuities Life Assurance Corporation ("PALAC") has substantially completed a remediation program to correct errors in the administration of approximately 11,000 annuity contracts issued by PALAC. The owners of these contracts did not receive notification that the contracts were approaching or past their designated annuitization date or default annuitization date (both dates referred to as the "contractual annuity date") and the contracts were not annuitized at their contractual annuity dates. Some of these contracts also were affected by data integrity errors resulting in incorrect contractual annuity dates. The lack of notice and the data integrity errors, as reflected on the annuities administrative system, all occurred before the acquisition of PALAC by Prudential Financial, Inc. (the "Acquisition"). The remediation and administrative costs of the remediation program are subject to the indemnification provisions of the agreement (the "Acquisition Agreement") pursuant to which Prudential Financial, Inc. acquired PALAC from Skandia Insurance Company Ltd. (publ) ("Skandia").

 On April 17, 2009, AST Investment Services, Inc. ("ASISI") one of the Investment Managers of Advanced Series Trust, settled separate administrative proceedings brought by the SEC and the New York Attorney General's Office ("NYAG") regarding market timing activities of ASISI related to certain variable annuities and Advanced Series Trust. The settlements relate to conduct that generally occurred between January 1998 and September 2003. Prudential Financial, Inc. ("Prudential Financial") acquired ASISI, formerly named American Skandia Investment Services, Inc., from Skandia Insurance Company Ltd. (publ) in May 2003. Subsequent to the acquisition, Prudential Financial implemented controls, procedures and measures designed to protect customers from the types of activities involved in these settlements. Under the terms of the settlements, ASISI is paying a total of $34 million in disgorgement and an additional $34 million as a civil money penalty, and ASISI has undertaken that by the end of 2009 it will undergo a compliance review by an independent third party, who shall issue a report of its findings and recommendations to ASISI's Board of Directors, the Audit Committee of Advanced Series Trust and the Staff of the SEC. Prudential Investments LLC, the other Investment Manager of Advanced Series Trust, is not involved in the settlements.

 During the third quarter of 2004, PALAC identified a system-generated calculation error in its annuity contract administration system that existed prior to the Acquisition. This error related to the calculation of amounts due to customers for certain transactions subject to a market value adjustment upon the surrender or transfer of monies out of their annuity contract's fixed allocation options. The error resulted in an underpayment to policyholders, as well as additional anticipated costs to PALAC associated with remediation, breakage and other costs. PALAC's consultants have developed the systems functionality to compute remediation amounts and are in the process of running the computations on affected contracts. PALAC contacted state insurance regulators and commenced Phase I of its outreach to customers on November 12, 2007. Phase II commenced June 6, 2008. Phase III commenced December 5, 2008. A final phase is expected to rollout in April of 2009. PALAC has advised Skandia that a portion of the remediation and related administrative costs are subject to the indemnification provisions of the Acquisition Agreement.

 From January 2006 to February 2008, thirty-one complaints were filed in 17th Judicial Circuit Court, Broward County, Florida alleging misrepresentations in the sale of annuities against PALAC and in certain of the cases the two brokers who sold the annuities. The complaints allege that the brokers represented that any losses in the annuities would be insured or paid by a state guaranty fund and purport to state claims of breach of fiduciary duty, negligence, fraud, fraudulent inducement, negligent misrepresentation and seek damages in unspecified amounts but in excess of $15,000 per case. Thirty of the thirty-one lawsuits settled in December 2008. Skandia has indemnified PALAC for the thirty settled matters, but has reserved the right to seek reimbursement of a portion of the total indemnified settlement amount pursuant to the provisions of the Acquisition Agreement.


 CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION
 The following are the contents of the Statement of Additional Information:
..   Company
..   Experts
..   Principal Underwriter
..   Allocation of Initial Purchase Payment
..   Determination of Accumulation Unit Values
..   State Specific Variations
..   Financial Statements

                     APPENDIX A - ACCUMULATION UNIT VALUES

 As we have indicated throughout this prospectus, the Annuity is a contract that allows you to select or decline any of several features that carries with it a specific asset-based charge. We maintain a unique unit value corresponding to each combination of such contract features. Here we depict the historical unit values corresponding to the contract features bearing the highest and lowest combinations of asset-based charges. The remaining unit values appear in the Statement of Additional Information, which you may obtain free of charge, by calling (888) PRU-2888 or by writing to us at the Prudential Annuity Service Center, P.O. Box 7960, Philadelphia, PA 19176. As discussed in the prospectus, if you select certain optional benefits (e.g., Highest Daily Lifetime 7 Plus), we limit the investment options to which you may allocate your Account Value. In certain of these accumulation unit value tables, we set forth accumulation unit values that assume election of one or more of such optional benefits and allocation of Account Value to portfolios that currently are not permitted as part of such optional benefits. Such unit values are set forth for general reference purposes only, and are not intended to indicate that such portfolios may be acquired along with those optional benefits.

                               PREMIER Bb SERIES
                          Pruco Life Insurance Company
                                   Prospectus

           ACCUMULATION UNIT VALUES: Basic Death Benefit Only (0.95%)



                                                                                                       Number of
                                                                   Accumulation     Accumulation      Accumulation
                                                                   Unit Value at    Unit Value at Units Outstanding at
Sub Accounts                                                    Beginning of Period End of Period    End Of Period
----------------------------------------------------------------------------------------------------------------------
AST International Growth Portfolio
    09/04/2007 to 12/31/2007                                         $10.07670        $10.90566               0
    01/01/2008 to 12/31/2008                                         $10.90566         $5.37648               0
----------------------------------------------------------------------------------------------------------------------
AST Aggressive Asset Allocation Portfolio
    09/04/2007 to 12/31/2007                                         $10.10431        $10.24870               0
    01/01/2008 to 12/31/2008                                         $10.24870         $5.85514          15,271
----------------------------------------------------------------------------------------------------------------------
AST AllianceBernstein Core Value Portfolio
    09/04/2007 to 12/31/2007                                         $10.09071         $9.46370               0
    01/01/2008 to 12/31/2008                                          $9.46370         $5.44810               0
----------------------------------------------------------------------------------------------------------------------
AST AllianceBernstein Growth & Income Portfolio
    09/04/2007 to 12/31/2007                                         $10.09280        $10.03493               0
    01/01/2008 to 12/31/2008                                         $10.03493         $5.89577               0
----------------------------------------------------------------------------------------------------------------------
AST QMA US Equity Alpha
 formerly, AST AllianceBernstein Managed Index 500 Portfolio
    09/04/2007 to 12/31/2007                                         $10.09013         $9.72652               0
    01/01/2008 to 12/31/2008                                          $9.72652         $5.90465           1,351
----------------------------------------------------------------------------------------------------------------------
AST American Century Income & Growth Portfolio
    09/04/2007 to 12/31/2007                                         $10.12234         $9.65067               0
    01/01/2008 to 12/31/2008                                          $9.65067         $6.23830               0
----------------------------------------------------------------------------------------------------------------------
AST Schroders Multi-Asset World Strategies Portfolio
 formerly, AST American Century Strategic Allocation Portfolio
    09/04/2007 to 12/31/2007                                         $10.06858        $10.31471               0
    01/01/2008 to 12/31/2008                                         $10.31471         $7.13279          18,754
----------------------------------------------------------------------------------------------------------------------
AST Academic Strategies Asset Allocation Portfolio
 formerly, AST Balanced Asset Allocation Portfolio
    09/04/2007 to 12/31/2007                                         $10.06659        $10.31586               0
    01/01/2008 to 12/31/2008                                         $10.31586         $6.96618         195,001
----------------------------------------------------------------------------------------------------------------------
AST Capital Growth Asset Allocation Portfolio
    09/04/2007 to 12/31/2007                                         $10.08995        $10.30505               0
    01/01/2008 to 12/31/2008                                         $10.30505         $6.64146          45,673
----------------------------------------------------------------------------------------------------------------------
AST Cohen & Steers Realty Portfolio
    09/04/2007 to 12/31/2007                                         $10.13689         $8.83630               0
    01/01/2008 to 12/31/2008                                          $8.83630         $5.68513               0

                                                                                               Number of
                                                           Accumulation     Accumulation      Accumulation
                                                           Unit Value at    Unit Value at Units Outstanding at
Sub Accounts                                            Beginning of Period End of Period    End Of Period
--------------------------------------------------------------------------------------------------------------
AST Balanced Asset Allocation Portfolio
 formerly, AST Conservative Asset Allocation Portfolio
    09/04/2007 to 12/31/2007                                 $10.06752        $10.34212               0
    01/01/2008 to 12/31/2008                                 $10.34212         $7.30442         198,000
--------------------------------------------------------------------------------------------------------------
AST DeAm Large-Cap Value Portfolio
    09/04/2007 to 12/31/2007                                 $10.11333         $9.77597               0
    01/01/2008 to 12/31/2008                                  $9.77597         $6.07176               0
--------------------------------------------------------------------------------------------------------------
AST Neuberger Berman Small-Cap Growth Portfolio
    09/04/2007 to 12/31/2007                                 $10.15218        $10.91540               0
    01/01/2008 to 12/31/2008                                 $10.91540         $6.21307             320
--------------------------------------------------------------------------------------------------------------
AST DeAm Small-Cap Value Portfolio
    09/04/2007 to 12/31/2007                                 $10.07184         $8.92754               0
    01/01/2008 to 07/18/2008                                  $8.92754         $8.21190               0
--------------------------------------------------------------------------------------------------------------
AST Federated Aggressive Growth Portfolio
    09/04/2007 to 12/31/2007                                 $10.08753        $10.25602               0
    01/01/2008 to 12/31/2008                                 $10.25602         $5.67996               0
--------------------------------------------------------------------------------------------------------------
AST UBS Dynamic Alpha Portfolio
    09/04/2007 to 12/31/2007                                 $10.04798         $9.67817               0
    01/01/2008 to 12/31/2008                                  $9.67817         $7.89813          65,157
--------------------------------------------------------------------------------------------------------------
AST Goldman Sachs Concentrated Growth Portfolio
    09/04/2007 to 12/31/2007                                 $10.14256        $10.22534               0
    01/01/2008 to 12/31/2008                                 $10.22534         $6.05017             686
--------------------------------------------------------------------------------------------------------------
AST High Yield Portfolio
    09/04/2007 to 12/31/2007                                 $10.02275        $10.21584               0
    01/01/2008 to 12/31/2008                                 $10.21584         $7.53483             277
--------------------------------------------------------------------------------------------------------------
AST Goldman Sachs Mid-Cap Growth Portfolio
    09/04/2007 to 12/31/2007                                 $10.15658        $10.23027               0
    01/01/2008 to 12/31/2008                                 $10.23027         $6.00005               0
--------------------------------------------------------------------------------------------------------------
AST JPMorgan International Equity Portfolio
    09/04/2007 to 12/31/2007                                 $10.07264        $10.31305               0
    01/01/2008 to 12/31/2008                                 $10.31305         $5.98845           1,004
--------------------------------------------------------------------------------------------------------------
AST Large-Cap Value Portfolio
    09/04/2007 to 12/31/2007                                 $10.09192         $9.53826               0
    01/01/2008 to 12/31/2008                                  $9.53826         $5.52836             715
--------------------------------------------------------------------------------------------------------------
AST Lord Abbett Bond-Debenture Portfolio
    09/04/2007 to 12/31/2007                                 $10.02378        $10.20793               0
    01/01/2008 to 12/31/2008                                 $10.20793         $7.76055               0
--------------------------------------------------------------------------------------------------------------
AST Marsico Capital Growth Portfolio
    09/04/2007 to 12/31/2007                                 $10.12164        $10.64795               0
    01/01/2008 to 12/31/2008                                 $10.64795         $5.94262               0
--------------------------------------------------------------------------------------------------------------
AST MFS Global Equity Portfolio
    09/04/2007 to 12/31/2007                                 $10.06369        $10.30571               0
    01/01/2008 to 12/31/2008                                 $10.30571         $6.73879               0
--------------------------------------------------------------------------------------------------------------
AST MFS Growth Portfolio
    09/04/2007 to 12/31/2007                                 $10.11719        $10.64938               0
    01/01/2008 to 12/31/2008                                 $10.64938         $6.71953               0
--------------------------------------------------------------------------------------------------------------
AST Mid-Cap Value Portfolio
    09/04/2007 to 12/31/2007                                 $10.10937         $9.77430               0
    01/01/2008 to 12/31/2008                                  $9.77430         $5.99099               0

                                                                                                Number of
                                                            Accumulation     Accumulation      Accumulation
                                                            Unit Value at    Unit Value at Units Outstanding at
Sub Accounts                                             Beginning of Period End of Period    End Of Period
---------------------------------------------------------------------------------------------------------------
AST Neuberger Berman Mid-Cap Growth Portfolio
    09/04/2007 to 12/31/2007                                  $10.15181        $10.39318               0
    01/01/2008 to 12/31/2008                                  $10.39318         $5.84957               0
---------------------------------------------------------------------------------------------------------------
AST Neuberger Berman / LSV Mid-Cap Value Portfolio
 formerly, AST Neuberger Berman Mid-Cap Value Portfolio
    09/04/2007 to 12/31/2007                                  $10.15148        $10.12771               0
    01/01/2008 to 12/31/2008                                  $10.12771         $5.79288             710
---------------------------------------------------------------------------------------------------------------
AST PIMCO Limited Maturity Bond Portfolio
    09/04/2007 to 12/31/2007                                   $9.99896        $10.32312               0
    01/01/2008 to 12/31/2008                                  $10.32312        $10.34015               0
---------------------------------------------------------------------------------------------------------------
AST Preservation Asset Allocation Portfolio
    09/04/2007 to 12/31/2007                                  $10.03430        $10.38771               0
    01/01/2008 to 12/31/2008                                  $10.38771         $8.28489          90,185
---------------------------------------------------------------------------------------------------------------
AST Small-Cap Value Portfolio
    09/04/2007 to 12/31/2007                                  $10.08602         $9.35483               0
    01/01/2008 to 12/31/2008                                   $9.35483         $6.51294               0
---------------------------------------------------------------------------------------------------------------
AST T. Rowe Price Asset Allocation Portfolio
    09/04/2007 to 12/31/2007                                  $10.06400        $10.13341               0
    01/01/2008 to 12/31/2008                                  $10.13341         $7.43372          44,146
---------------------------------------------------------------------------------------------------------------
AST T. Rowe Price Global Bond Portfolio
    09/04/2007 to 12/31/2007                                   $9.98226        $10.56480               0
    01/01/2008 to 12/31/2008                                  $10.56480        $10.21052               0
---------------------------------------------------------------------------------------------------------------
AST T. Rowe Price Natural Resources Portfolio
    09/04/2007 to 12/31/2007                                  $10.21239        $11.55622               0
    01/01/2008 to 12/31/2008                                  $11.55622         $5.72528               0
---------------------------------------------------------------------------------------------------------------
AST Advanced Strategies Portfolio
    09/04/2007 to 12/31/2007                                  $10.05197        $10.41479               0
    01/01/2008 to 12/31/2008                                  $10.41479         $7.24201          11,654
---------------------------------------------------------------------------------------------------------------
AST First Trust Capital Appreciation Target Portfolio
    09/04/2007 to 12/31/2007                                  $10.06865        $10.27465               0
    01/01/2008 to 12/31/2008                                  $10.27465         $6.03458         114,347
---------------------------------------------------------------------------------------------------------------
AST First Trust Balanced Target Portfolio
    09/04/2007 to 12/31/2007                                  $10.05173        $10.20285               0
    01/01/2008 to 12/31/2008                                  $10.20285         $6.62128          64,733
---------------------------------------------------------------------------------------------------------------
AST International Value Portfolio
    09/04/2007 to 12/31/2007                                  $10.07811        $10.29995               0
    01/01/2008 to 12/31/2008                                  $10.29995         $5.71342               0
---------------------------------------------------------------------------------------------------------------
AST PIMCO Total Return Bond Portfolio
    09/04/2007 to 12/31/2007                                   $9.99896        $10.51157               0
    01/01/2008 to 12/31/2008                                  $10.51157        $10.17735          14,478
---------------------------------------------------------------------------------------------------------------
AST Small-Cap Growth Portfolio
    09/04/2007 to 12/31/2007                                  $10.09199         $9.98578               0
    01/01/2008 to 12/31/2008                                   $9.98578         $6.42979             317
---------------------------------------------------------------------------------------------------------------
AST Money Market Portfolio
    09/04/2007 to 12/31/2007                                  $10.00032        $10.12248               0
    01/01/2008 to 12/31/2008                                  $10.12248        $10.27876          45,213
---------------------------------------------------------------------------------------------------------------
AST T. Rowe Price Large-Cap Growth Portfolio
    09/04/2007 to 12/31/2007                                  $10.14451        $10.03189               0
    01/01/2008 to 12/31/2008                                  $10.03189         $5.90610               0

                                                                                              Number of
                                                          Accumulation     Accumulation      Accumulation
                                                          Unit Value at    Unit Value at Units Outstanding at
Sub Accounts                                           Beginning of Period End of Period    End Of Period
-------------------------------------------------------------------------------------------------------------
AST Western Asset Core Plus Bond Portfolio
    11/19/2007* to 12/31/2007                                $9.99922         $9.98834               0
    01/01/2008 to 12/31/2008                                 $9.98834         $9.37876           2,182
-------------------------------------------------------------------------------------------------------------
AST Investment Grade Bond Portfolio
    01/28/2008* to 12/31/2008                                $9.99923        $10.80437         392,700
-------------------------------------------------------------------------------------------------------------
AST Global Real Estate Portfolio
    07/21/2008* to 12/31/2008                               $10.17590         $6.13365               0
-------------------------------------------------------------------------------------------------------------
AST Parametric Emerging Markets Equity Portfolio
    07/21/2008* to 12/31/2008                               $10.10196         $5.59224               0
-------------------------------------------------------------------------------------------------------------
AST Focus Four Plus Portfolio
    07/21/2008* to 12/31/2008                                $9.99923         $7.49765               0
-------------------------------------------------------------------------------------------------------------
Franklin Templeton VIP Founding Funds Allocation Fund
    05/01/2008* to 12/31/2008                               $10.07831         $6.67497          57,159
-------------------------------------------------------------------------------------------------------------
AST CLS Growth Asset Allocation Portfolio
    05/01/2008* to 12/31/2008                               $10.09947         $6.73005           3,845
-------------------------------------------------------------------------------------------------------------
AST CLS Moderate Asset Allocation Portfolio
    05/01/2008* to 12/31/2008                               $10.08129         $7.38211           7,374
-------------------------------------------------------------------------------------------------------------
AST Horizon Growth Asset Allocation Portfolio
    05/01/2008* to 12/31/2008                               $10.11199         $7.17421           1,538
-------------------------------------------------------------------------------------------------------------
AST Horizon Moderate Asset Allocation Portfolio
    05/01/2008* to 12/31/2008                               $10.08947         $7.65257           9,371
-------------------------------------------------------------------------------------------------------------
AST Niemann Capital Growth Asset Allocation Portfolio
    05/01/2008* to 12/31/2008                               $10.10380         $7.54313           4,982
-------------------------------------------------------------------------------------------------------------
AST Goldman Sachs Small-Cap Value Portfolio
    07/21/2008* to 12/31/2008                               $10.03411         $7.66463               0



 *  Denotes the start date of these sub-accounts

                               PREMIER Bb SERIES
                          Pruco Life Insurance Company
                                   Prospectus

    ACCUMULATION UNIT VALUES: Lifetime Five Income Benefit, OR Highest Daily Lifetime Five Income Benefit, and Combination 5% roll-up and HAV Death Benefit (2.05%) OR Lifetime Five Income Benefit and Highest Daily Value Death Benefit
                                    (2.05%)



                                                                                        Number Of
                                                    Accumulation     Accumulation      Accumulation
                                                    Unit Value at    Unit Value at Units Outstanding at
Sub Accounts                                     Beginning of Period End of Period    End of Period
-------------------------------------------------------------------------------------------------------
AST International Growth Portfolio
    09/04/2007 to 12/31/2007                          $11.44416        $12.34222         115,136
    01/01/2008 to 12/31/2008                          $12.34222         $6.01888         132,206
-------------------------------------------------------------------------------------------------------
AST Aggressive Asset Allocation Portfolio
    09/04/2007 to 12/31/2007                          $11.28590        $11.40714         614,520
    01/01/2008 to 12/31/2008                          $11.40714         $6.44647         727,095
-------------------------------------------------------------------------------------------------------
AST AllianceBernstein Core Value Portfolio
    09/04/2007 to 12/31/2007                          $11.16594        $10.43535          59,523
    01/01/2008 to 12/31/2008                          $10.43535         $5.94250          66,453
-------------------------------------------------------------------------------------------------------
AST AllianceBernstein Growth & Income Portfolio
    09/04/2007 to 12/31/2007                          $11.44560        $11.34013          60,992
    01/01/2008 to 12/31/2008                          $11.34013         $6.59044          59,215

                                                                                                       Number Of
                                                                   Accumulation     Accumulation      Accumulation
                                                                   Unit Value at    Unit Value at Units Outstanding at
Sub Accounts                                                    Beginning of Period End of Period    End of Period
----------------------------------------------------------------------------------------------------------------------
AST QMA US Equity Alpha
 formerly, AST AllianceBernstein Managed Index 500 Portfolio
    09/04/2007 to 12/31/2007                                         $11.14673        $10.70742          102,748
    01/01/2008 to 12/31/2008                                         $10.70742         $6.42985          105,318
----------------------------------------------------------------------------------------------------------------------
AST American Century Income & Growth Portfolio
    09/04/2007 to 12/31/2007                                         $11.33105        $10.76521           50,360
    01/01/2008 to 12/31/2008                                         $10.76521         $6.88354           51,088
----------------------------------------------------------------------------------------------------------------------
AST Schroders Multi-Asset World Strategies Portfolio
 formerly, AST American Century Strategic Allocation Portfolio
    09/04/2007 to 12/31/2007                                         $11.02495        $11.25493           52,850
    01/01/2008 to 12/31/2008                                         $11.25493         $7.69891          252,783
----------------------------------------------------------------------------------------------------------------------
AST Academic Strategies Asset Allocation Portfolio
 formerly, AST Balanced Asset Allocation Portfolio
    09/04/2007 to 12/31/2007                                         $11.02518        $11.25870        2,543,454
    01/01/2008 to 12/31/2008                                         $11.25870         $7.52065        4,290,790
----------------------------------------------------------------------------------------------------------------------
AST Capital Growth Asset Allocation Portfolio
    09/04/2007 to 12/31/2007                                         $11.17672        $11.37500        2,558,602
    01/01/2008 to 12/31/2008                                         $11.37500         $7.25187        4,323,643
----------------------------------------------------------------------------------------------------------------------
AST Cohen & Steers Realty Portfolio
    09/04/2007 to 12/31/2007                                         $10.91754         $9.48340           85,556
    01/01/2008 to 12/31/2008                                          $9.48340         $6.03531           98,068
----------------------------------------------------------------------------------------------------------------------
AST Balanced Asset Allocation Portfolio
 formerly, AST Conservative Asset Allocation Portfolio
    09/04/2007 to 12/31/2007                                         $10.93947        $11.19855        1,045,566
    01/01/2008 to 12/31/2008                                         $11.19855         $7.82382        3,006,296
----------------------------------------------------------------------------------------------------------------------
AST DeAm Large-Cap Value Portfolio
    09/04/2007 to 12/31/2007                                         $11.31210        $10.89644          110,209
    01/01/2008 to 12/31/2008                                         $10.89644         $6.69452           69,103
----------------------------------------------------------------------------------------------------------------------
AST Neuberger Berman Small-Cap Growth Portfolio
    09/04/2007 to 12/31/2007                                         $10.23347        $10.96429           51,379
    01/01/2008 to 12/31/2008                                         $10.96429         $6.17342           59,718
----------------------------------------------------------------------------------------------------------------------
AST DeAm Small-Cap Value Portfolio
    09/04/2007 to 12/31/2007                                          $9.51485         $8.40420           40,522
    01/01/2008 to 07/18/2008                                          $8.40420         $7.68481                0
----------------------------------------------------------------------------------------------------------------------
AST Federated Aggressive Growth Portfolio
    09/04/2007 to 12/31/2007                                         $10.67469        $10.81494           51,954
    01/01/2008 to 12/31/2008                                         $10.81494         $5.92475           40,190
----------------------------------------------------------------------------------------------------------------------
AST UBS Dynamic Alpha Portfolio
    09/04/2007 to 12/31/2007                                         $10.94133        $10.50173           92,521
    01/01/2008 to 12/31/2008                                         $10.50173         $8.47786          881,341
----------------------------------------------------------------------------------------------------------------------
AST Goldman Sachs Concentrated Growth Portfolio
    09/04/2007 to 12/31/2007                                         $11.37188        $11.42452          117,879
    01/01/2008 to 12/31/2008                                         $11.42452         $6.68665          134,309
----------------------------------------------------------------------------------------------------------------------
AST High Yield Portfolio
    09/04/2007 to 12/31/2007                                         $10.42138        $10.58506           67,232
    01/01/2008 to 12/31/2008                                         $10.58506         $7.72288           52,614
----------------------------------------------------------------------------------------------------------------------
AST Goldman Sachs Mid-Cap Growth Portfolio
    09/04/2007 to 12/31/2007                                         $11.46925        $11.51201           70,051
    01/01/2008 to 12/31/2008                                         $11.51201         $6.67880           74,451
----------------------------------------------------------------------------------------------------------------------
AST JPMorgan International Equity Portfolio
    09/04/2007 to 12/31/2007                                         $11.09584        $11.32088          105,867
    01/01/2008 to 12/31/2008                                         $11.32088         $6.50272          129,416

                                                                                                Number Of
                                                            Accumulation     Accumulation      Accumulation
                                                            Unit Value at    Unit Value at Units Outstanding at
Sub Accounts                                             Beginning of Period End of Period    End of Period
---------------------------------------------------------------------------------------------------------------
AST Large-Cap Value Portfolio
    09/04/2007 to 12/31/2007                                  $11.08921        $10.44409          128,473
    01/01/2008 to 12/31/2008                                  $10.44409         $5.98792          156,705
---------------------------------------------------------------------------------------------------------------
AST Lord Abbett Bond-Debenture Portfolio
    09/04/2007 to 12/31/2007                                  $10.70998        $10.86861           19,664
    01/01/2008 to 12/31/2008                                  $10.86861         $8.17364           32,923
---------------------------------------------------------------------------------------------------------------
AST Marsico Capital Growth Portfolio
    09/04/2007 to 12/31/2007                                  $10.95322        $11.48245          121,725
    01/01/2008 to 12/31/2008                                  $11.48245         $6.33900          158,966
---------------------------------------------------------------------------------------------------------------
AST MFS Global Equity Portfolio
    09/04/2007 to 12/31/2007                                  $11.63760        $11.87567           27,105
    01/01/2008 to 12/31/2008                                  $11.87567         $7.68143           39,719
---------------------------------------------------------------------------------------------------------------
AST MFS Growth Portfolio
    09/04/2007 to 12/31/2007                                  $11.13911        $11.68399           22,402
    01/01/2008 to 12/31/2008                                  $11.68399         $7.29262           35,994
---------------------------------------------------------------------------------------------------------------
AST Mid-Cap Value Portfolio
    09/04/2007 to 12/31/2007                                  $10.84580        $10.44960           50,093
    01/01/2008 to 12/31/2008                                  $10.44960         $6.33563           46,590
---------------------------------------------------------------------------------------------------------------
AST Neuberger Berman Mid-Cap Growth Portfolio
    09/04/2007 to 12/31/2007                                  $11.94753        $12.18878           86,925
    01/01/2008 to 12/31/2008                                  $12.18878         $6.78592           79,919
---------------------------------------------------------------------------------------------------------------
AST Neuberger Berman / LSV Mid-Cap Value Portfolio
 formerly, AST Neuberger Berman Mid-Cap Value Portfolio
    09/04/2007 to 12/31/2007                                  $10.30703        $10.24685           61,947
    01/01/2008 to 12/31/2008                                  $10.24685         $5.79762           71,201
---------------------------------------------------------------------------------------------------------------
AST PIMCO Limited Maturity Bond Portfolio
    09/04/2007 to 12/31/2007                                  $10.31981        $10.61705           38,117
    01/01/2008 to 12/31/2008                                  $10.61705        $10.51970          171,215
---------------------------------------------------------------------------------------------------------------
AST Preservation Asset Allocation Portfolio
    09/04/2007 to 12/31/2007                                  $10.73032        $11.06941          280,016
    01/01/2008 to 12/31/2008                                  $11.06941         $8.73325        1,646,436
---------------------------------------------------------------------------------------------------------------
AST Small-Cap Value Portfolio
    09/04/2007 to 12/31/2007                                  $10.44420         $9.65301           77,915
    01/01/2008 to 12/31/2008                                   $9.65301         $6.64799          124,833
---------------------------------------------------------------------------------------------------------------
AST T. Rowe Price Asset Allocation Portfolio
    09/04/2007 to 12/31/2007                                  $11.00971        $11.04690          151,827
    01/01/2008 to 12/31/2008                                  $11.04690         $8.01637          729,439
---------------------------------------------------------------------------------------------------------------
AST T. Rowe Price Global Bond Portfolio
    09/04/2007 to 12/31/2007                                  $10.46475        $11.03673           70,825
    01/01/2008 to 12/31/2008                                  $11.03673        $10.55165          155,019
---------------------------------------------------------------------------------------------------------------
AST T. Rowe Price Natural Resources Portfolio
    09/04/2007 to 12/31/2007                                  $11.97036        $13.49811          280,545
    01/01/2008 to 12/31/2008                                  $13.49811         $6.61501          448,501
---------------------------------------------------------------------------------------------------------------
AST Advanced Strategies Portfolio
    09/04/2007 to 12/31/2007                                  $10.87602        $11.22908          451,141
    01/01/2008 to 12/31/2008                                  $11.22908         $7.72388        1,193,763
---------------------------------------------------------------------------------------------------------------
AST First Trust Capital Appreciation Target Portfolio
    09/04/2007 to 12/31/2007                                  $11.03705        $11.22337          428,297
    01/01/2008 to 12/31/2008                                  $11.22337         $6.52045          992,417

                                                                                              Number Of
                                                          Accumulation     Accumulation      Accumulation
                                                          Unit Value at    Unit Value at Units Outstanding at
Sub Accounts                                           Beginning of Period End of Period    End of Period
-------------------------------------------------------------------------------------------------------------
AST First Trust Balanced Target Portfolio
    09/04/2007 to 12/31/2007                                $11.04320        $11.16999          355,077
    01/01/2008 to 12/31/2008                                $11.16999         $7.17065        1,052,064
-------------------------------------------------------------------------------------------------------------
AST International Value Portfolio
    09/04/2007 to 12/31/2007                                $12.28926        $12.51580          161,390
    01/01/2008 to 12/31/2008                                $12.51580         $6.86748          157,577
-------------------------------------------------------------------------------------------------------------
AST PIMCO Total Return Bond Portfolio
    09/04/2007 to 12/31/2007                                $10.41205        $10.90759          232,812
    01/01/2008 to 12/31/2008                                $10.90759        $10.44693          477,777
-------------------------------------------------------------------------------------------------------------
AST Small-Cap Growth Portfolio
    09/04/2007 to 12/31/2007                                $10.52962        $10.38230           43,610
    01/01/2008 to 12/31/2008                                $10.38230         $6.61289           53,553
-------------------------------------------------------------------------------------------------------------
AST Money Market Portfolio
    09/04/2007 to 12/31/2007                                $10.37810        $10.46814          175,527
    01/01/2008 to 12/31/2008                                $10.46814        $10.51516          724,864
-------------------------------------------------------------------------------------------------------------
AST T. Rowe Price Large-Cap Growth Portfolio
    09/04/2007 to 12/31/2007                                $11.23701        $11.07338          105,160
    01/01/2008 to 12/31/2008                                $11.07338         $6.44882          143,903
-------------------------------------------------------------------------------------------------------------
AST Western Asset Core Plus Bond Portfolio
    11/19/2007* to 12/31/2007                                $9.99833         $9.97497                0
    01/01/2008 to 12/31/2008                                 $9.97497         $9.26513           36,160
-------------------------------------------------------------------------------------------------------------
AST Investment Grade Bond Portfolio
    01/28/2008* to 12/31/2008                                $9.99834        $10.69598        9,882,729
-------------------------------------------------------------------------------------------------------------
AST Global Real Estate Portfolio
    07/21/2008* to 12/31/2008                               $10.17501         $6.10332            2,015
-------------------------------------------------------------------------------------------------------------
AST Parametric Emerging Markets Equity Portfolio
    07/21/2008* to 12/31/2008                               $10.10108         $5.56466              868
-------------------------------------------------------------------------------------------------------------
AST Focus Four Plus Portfolio
    07/21/2008* to 12/31/2008                                $9.99834         $7.46062           92,522
-------------------------------------------------------------------------------------------------------------
Franklin Templeton VIP Founding Funds Allocation Fund
    05/01/2008* to 12/31/2008                               $10.07801         $6.62657          292,960
-------------------------------------------------------------------------------------------------------------
AST CLS Growth Asset Allocation Portfolio
    05/01/2008* to 12/31/2008                               $10.09917         $6.68122          138,308
-------------------------------------------------------------------------------------------------------------
AST CLS Moderate Asset Allocation Portfolio
    05/01/2008* to 12/31/2008                               $10.08099         $7.32858          218,544
-------------------------------------------------------------------------------------------------------------
AST Horizon Growth Asset Allocation Portfolio
    05/01/2008* to 12/31/2008                               $10.11169         $7.12219           92,463
-------------------------------------------------------------------------------------------------------------
AST Horizon Moderate Asset Allocation Portfolio
    05/01/2008* to 12/31/2008                               $10.08918         $7.59716          111,892
-------------------------------------------------------------------------------------------------------------
AST Niemann Capital Growth Asset Allocation Portfolio
    05/01/2008* to 12/31/2008                               $10.10350         $7.48844          188,704
-------------------------------------------------------------------------------------------------------------
AST Goldman Sachs Small-Cap Value Portfolio
    07/21/2008* to 12/31/2008                               $10.03322         $7.62678           11,741



 *  Denotes the start date of these sub-accounts

              APPENDIX B - CALCULATION OF OPTIONAL DEATH BENEFITS

 Examples of Combination 5% Roll-Up and Highest Anniversary Value Death Benefit Calculation
 The following are examples of how the Combination 5% Roll-Up and Highest Anniversary Value Death Benefit are calculated. Each example assumes an initial Purchase Payment of $50,000. Each example assumes that there is one Owner who is age 70 on the Issue Date and that all Account Value is maintained in the variable investment options.

 Example with market increase and death before Death Benefit Target Date
 Assume that the Owner's Account Value has generally been increasing due to positive market performance and that no withdrawals have been made. On the 7/th/ anniversary of the Issue Date we receive due proof of death, at which time the Account Value is $75,000; however, the Anniversary Value on the 5/th/ anniversary of the Issue Date was $90,000. Assume as well that the Owner has died before the Death Benefit Target Date. The Roll-Up Value is equal to initial Purchase Payment accumulated at 5% for 6 years, or $67,005. The Death Benefit is equal to the greatest of the Roll-Up Value, Highest Anniversary Value or the basic Death Benefit. The Death Benefit would be the Highest Anniversary Value ($90,000) because it is greater than both the Roll-Up Value ($67,005) and the amount that would have been payable under the basic Death Benefit ($75,000).

 Example with withdrawals
 Assume that the Owner made a withdrawal of $5,000 on the 6/th/ anniversary of the Issue Date when the Account Value was $45,000. The Roll-Up Value on the 6/th/ anniversary of the Issue Date is equal to initial Purchase Payment accumulated at 5% for 6 years, or $67,005. The 5% Dollar-for-Dollar Withdrawal Limit for the 7/th/ annuity year is equal to 5% of the Roll-Up Value as of the 6/th/ anniversary of the Issue Date, or $3,350. Therefore, the remaining $1,650 of the withdrawal results in a proportional reduction to the Roll-Up Value. On the 7/th/ anniversary of the Issue Date we receive due proof of death, at which time the Account Value is $43,000; however, the Anniversary Value on the 2/nd/ anniversary of the Issue Date was $70,000. Assume as well that the Owner has died before the Death Benefit Target Date. The Death Benefit is equal to the greatest of the Roll-Up Value, Highest Anniversary Value or the basic Death Benefit.

 Roll-Up Value                =    {($67,005 - $3,350) - [($67,005 - $3,350) * $1,650/($45,000 - $3,350)]} * 1.05
                              =    ($63,655 - $2,522) * 1.05
                                   $64,190

 Highest Anniversary Value    =    $70,000 - [$70,000 * $5,000/$45,000]
                              =    $70,000 - $7,778
                              =    $62,222

 Basic Death Benefit          =    max [$43,000, $50,000 - ($50,000 * $5,000/$45,000)]
                              =    max [$43,000, $44,444]
                              =    $44,444

        The Death Benefit therefore is $64,190.

 Example with death after Death Benefit Target Date
 Assume that the Owner has not made any withdrawals prior to the Death Benefit Target Date. Further assume that the Owner dies after the Death Benefit Target Date, when the Account Value is $75,000. The Roll-Up Value on the Death Benefit Target Date (the Annuity Anniversary on or following the Owner's 80/th/ birthday) is equal to initial Purchase Payment accumulated at 5% for 10 years, or $81,445. The Highest Anniversary Value on the Death Benefit Target Date was $85,000; however, following the Death Benefit Target Date, the Owner made a Purchase Payment of $15,000 and later had taken a withdrawal of $5,000 when the Account Value was $70,000. The Death Benefit is equal to the greatest of the Roll-Up Value, Highest Anniversary Value or the basic Death Benefit as of the Death Benefit Target Date; each increased by subsequent Purchase Payments and reduced proportionally for subsequent withdrawals.

 Roll-Up Value                =    $81,445 + $15,000 - [($81,445 + 15,000) * $5,000/$70,000]
                              =    $81,445 + $15,000 - $6,889
                              =    $89,556

 Highest Anniversary Value    =    $85,000 + $15,000 - [($85,000 + 15,000) * $5,000/$70,000]
                              =    $85,000 + $15,000 - $7,143
                              =    $92,857

 Basic Death Benefit          =    max [$75,000, $50,000 + $15,000 - {(50,000 + $15,000) *
                                   $5,000/$70,000}]
                              =    max [$75,000, $60,357]
                              =    $75,000

        The Death Benefit therefore is $92,857.

 Examples of Highest Daily Value Death Benefit Calculation
 The following are examples of how the HDV Death Benefit is calculated. Each example assumes an initial Purchase Payment of $50,000. Each example assumes that there is one Owner who is age 70 on the Issue Date.

 Example with market increase and death before Death Benefit Target Date
 Assume that the Owner's Account Value has generally been increasing due to positive market performance and that no withdrawals have been made. On the date we receive due proof of death, the Account Value is $75,000; however, the Highest Daily Value was $90,000. Assume as well that the Owner has died before the Death Benefit Target Date. The Death Benefit is equal to the greater of the Highest Daily Value or the basic Death Benefit. The Death Benefit would be the HDV ($90,000) because it is greater than the amount that would have been payable under the basic Death Benefit ($75,000).

 Example with withdrawals
 Assume that the Account Value has been increasing due to positive market performance and the Owner made a withdrawal of $15,000 in Annuity Year 7 when the Account Value was $75,000. On the date we receive due proof of death, the Account Value is $80,000; however, the Highest Daily Value ($90,000) was attained during the fifth Annuity Year. Assume as well that the Owner has died before the Death Benefit Target Date. The Death Benefit is equal to the greater of the Highest Daily Value (proportionally reduced by the subsequent withdrawal) or the basic Death Benefit.

 Highest Daily Value    =    $90,000 - [$90,000 * $15,000/$75,000]
                        =    $90,000 - $18,000
                        =    $72,000

 Basic Death Benefit    =    max [$80,000, $50,000 - ($50,000 * $15,000/$75,000)]
                        =    max [$80,000, $40,000]
                        =    $80,000

        The Death Benefit therefore is $80,000.

 Example with death after Death Benefit Target Date
 Assume that the Owner's Account Value has generally been increasing due to positive market performance and that no withdrawals had been made prior to the Death Benefit Target Date. Further assume that the Owner dies after the Death Benefit Target Date, when the Account Value is $75,000. The Highest Daily Value on the Death Benefit Target Date was $80,000; however, following the Death Benefit Target Date, the Owner made a Purchase Payment of $15,000 and later had taken a withdrawal of $5,000 when the Account Value was $70,000. The Death Benefit is equal to the greater of the Highest Daily Value on the Death Benefit Target Date plus Purchase Payments minus proportional withdrawals after the Death Benefit Target Date or the basic Death Benefit.

 Highest Daily Value    =    $80,000 + $15,000 - [($80,000 + $15,000) * $5,000/$70,000]
                        =    $80,000 + $15,000 - $6,786
                        =    $88,214

 Basic Death Benefit    =    max [$75,000, ($50,000 + $15,000) - {($50,000 + $15,000) * $5,000/$70,000}]
                        =    max [$75,000, $60,357]
                        =    $75,000

        The Death Benefit therefore is $88,214.

        APPENDIX C - FORMULA UNDER HIGHEST DAILY LIFETIME FIVE BENEFIT

 We set out below the current formula under which we may transfer amounts between the variable investment options and the Benefit Fixed Rate Account. Upon your election of Highest Daily Lifetime Five, we will not alter the formula that applies to your Annuity. However, we reserve the right to modify this formula with respect to those who elect Highest Daily Lifetime Five in the future.

 TERMS AND DEFINITIONS REFERENCED IN THE CALCULATION FORMULA:
   . C\\u\\ - the upper target is established on the effective date of the Highest Daily Lifetime Five benefit (the "Effective Date") and is not changed for the life of the guarantee. Currently, it is 83%.

   . C\\t\\ - the target is established on the Effective Date and is not changed for the life of the guarantee. Currently, it is 80%.

   . C - the lower target is established on the Effective Date and is not changed for the life of the guarantee. Currently, it is 77%.

   .   L - the target value as of the current Valuation Day.

   .   r - the target ratio.

   . a - the factors used in calculating the target value. These factors are established on the Effective Date and are not changed for the life of the guarantee. The factors that we use currently are derived from the a 2000 Individual Annuity Mortality Table with an assumed interest rate of 3%. Each number in the table "a" factors (which appears below) represents a factor, which when multiplied by the Highest Daily Annual Income Amount, projects our total liability for the purpose of asset transfers under the guarantee.

   . Q - age based factors used in calculating the target value. These factors are established on the Effective Date and are not changed for the life of the guarantee. The factor is currently set equal to 1.

   .   V - the total value of all Permitted Sub-accounts in the annuity.

   .   F - the total value of all Benefit Fixed Rate Account allocations.

   . I - the income value prior to the first withdrawal. The income value is equal to what the Highest Daily Annual Income Amount would be if the first withdrawal were taken on the date of calculation. After the first withdrawal the income value equals the greater of the Highest Daily Annual Income Amount, the quarterly step-up amount times the annual income percentage, and the Account Value times the annual income percentage.

   .   T - the amount of a transfer into or out of the Benefit Fixed Rate
       Account.

   . I% - annual income amount percentage. This factor is established on the Effective Date and is not changed for the life of the guarantee. Currently, this percentage is equal to 5%.

 TARGET VALUE CALCULATION:
 On each Valuation Day, a target value (L) is calculated, according to the following formula. If the variable Account Value (V) is equal to zero, no calculation is necessary.

                              L    =    I * Q * a

 TRANSFER CALCULATION:
 The following formula, which is set on the Effective Date and is not changed for the life of the guarantee, determines when a transfer is required:

                      Target Ratio r    =    (L - F) / V.

       . If r ((greater than)) C\\u\\, assets in the Permitted Sub-accounts are transferred to Benefit Fixed Rate Account.

       . If r ((less than)) C\\l\\, and there are currently assets in the Benefit Fixed Rate Account (F ((greater than)) 0), assets in the Benefit Fixed Rate Account are transferred to the Permitted Sub-accounts.

 The following formula, which is set on the Effective Date and is not changed for the life of the guarantee, determines the transfer amount:

 T    =    {Min(V, [L - F - V * C\\t\\] / (1 - C\\t\\))}    T((greater than))0, Money moving from the Permitted
                                                            Sub-accounts to the Benefit Fixed Rate Account

 T    =    {Min(F, [L - F - V * C\\t\\] / (1 - C\\t\\))}    T((less than))0, Money moving from the Benefit Fixed
                                                            Rate Account to the Permitted Sub-accounts.

 Example:
 Male age 65 contributes $100,000 into the Permitted Sub accounts and the value drops to $92,300 during year one, end of day one. A table of values for "a" appears below.

 Target Value Calculation:

                         L    =    I * Q * a
                              =    5000.67 * 1 * 15.34
                              =    76,710.28

 Target Ratio:

                      r    =    (L - F) / V
                           =    (76,710.28 - 0)/92,300.00
                           =    83.11%

 Since r ((greater than)) C\\u\\ ( because 83.11% ((greater than)) 83%) a transfer into the Benefit Fixed rate Account occurs.

 T    =    {Min (V, [L - F - V * C\\t\\] / (1 - C\\t\\))}
      =    {Min (92,300.00, [76,710.28 - 0 - 92,300.00 * 0.80] / (1 - 0.80))}
      =    {Min (92,300.00, 14,351.40)}
      =    14,351.40

 FORMULA FOR CONTRACTS WITH 90% CAP FEATURE

 TARGET VALUE CALCULATION:
 On each Valuation Day, a target value (L) is calculated, according to the following formula. If the variable Account Value (V) is equal to zero, no calculation is necessary.

                              L    =    I * Q * a

 If you elect this feature, the following replaces the "Transfer Calculation"
 section in Appendix G.

 TRANSFER CALCULATION:
 The following formula, which is set on the effective date of this feature and is not changed for the life of the guarantee, determines when a transfer is required: On the effective date of this feature (and only on the effective date of this feature), the following asset transfer calculation is performed to determine the amount of Account Value allocated to the Benefit Fixed Rate
 Account:

         If (F / (V + F) (greater than) .90) then T = F - (V + F) * .90

 If T is greater than $0 as described above, then an amount equal to T is transferred from the Benefit Fixed Rate Account and allocated to the permitted Sub-accounts, and no additional transfer calculations are performed on the effective date.

 On each Valuation Day thereafter (including the effective date of this feature provided F / (V + F) (less than)= .90), the following asset transfer calculation is performed

                      Target Ratio r    =    (L - F) / V.

   . If r (greater than) C\\u\\, assets in the Permitted Sub-accounts are transferred to the Benefit Fixed Rate Account (subject to the 90% cap rule described above).

   . If r (less than) C\\l\\ and there are currently assets in the Benefit Fixed Rate Account (F (greater than) 0), assets in the Benefit Fixed Rate Account are transferred to the Permitted Sub-accounts.

 The following formula, which is set on the Effective Date of this feature and is not changed for the life of the guarantee, determines the transfer amount:

 T    =    Min(MAX (0, (0.90 * (V + F)) - F), [L - F - V *    Money is transferred from the elected Permitted
           C\\t\\] / (1 - C\\t\\))                            Sub-accounts to Benefit Fixed Rate Account

 T    =    Min(F, - [L - F - V * C\\t\\] / (1 - C\\t\\)),     Money is transferred from the Benefit Fixed Rate
                                                              Account to the Permitted Sub-accounts.

                 Age 65 "a" Factors for Liability Calculations
              (in Years and Months since Benefit Effective Date)*

       Months
 Years   1      2     3     4     5     6     7     8     9    10    11    12
 ----- ------ ----- ----- ----- ----- ----- ----- ----- ----- ----- ----- -----
   1   15.34  15.31 15.27 15.23 15.20 15.16 15.13 15.09 15.05 15.02 14.98 14.95
   2   14.91  14.87 14.84 14.80 14.76 14.73 14.69 14.66 14.62 14.58 14.55 14.51
   3   14.47  14.44 14.40 14.36 14.33 14.29 14.26 14.22 14.18 14.15 14.11 14.07
   4   14.04  14.00 13.96 13.93 13.89 13.85 13.82 13.78 13.74 13.71 13.67 13.63
   5   13.60  13.56 13.52 13.48 13.45 13.41 13.37 13.34 13.30 13.26 13.23 13.19
   6   13.15  13.12 13.08 13.04 13.00 12.97 12.93 12.89 12.86 12.82 12.78 12.75
   7   12.71  12.67 12.63 12.60 12.56 12.52 12.49 12.45 12.41 12.38 12.34 12.30
   8   12.26  12.23 12.19 12.15 12.12 12.08 12.04 12.01 11.97 11.93 11.90 11.86
   9   11.82  11.78 11.75 11.71 11.67 11.64 11.60 11.56 11.53 11.49 11.45 11.42
  10   11.38  11.34 11.31 11.27 11.23 11.20 11.16 11.12 11.09 11.05 11.01 10.98
  11   10.94  10.90 10.87 10.83 10.79 10.76 10.72 10.69 10.65 10.61 10.58 10.54
  12   10.50  10.47 10.43 10.40 10.36 10.32 10.29 10.25 10.21 10.18 10.14 10.11
  13   10.07  10.04 10.00  9.96  9.93  9.89  9.86  9.82  9.79  9.75  9.71  9.68
  14    9.64   9.61  9.57  9.54  9.50  9.47  9.43  9.40  9.36  9.33  9.29  9.26
  15    9.22   9.19  9.15  9.12  9.08  9.05  9.02  8.98  8.95  8.91  8.88  8.84
  16    8.81   8.77  8.74  8.71  8.67  8.64  8.60  8.57  8.54  8.50  8.47  8.44
  17    8.40   8.37  8.34  8.30  8.27  8.24  8.20  8.17  8.14  8.10  8.07  8.04
  18    8.00   7.97  7.94  7.91  7.88  7.84  7.81  7.78  7.75  7.71  7.68  7.65
  19    7.62   7.59  7.55  7.52  7.49  7.46  7.43  7.40  7.37  7.33  7.30  7.27
  20    7.24   7.21  7.18  7.15  7.12  7.09  7.06  7.03  7.00  6.97  6.94  6.91
  21    6.88   6.85  6.82  6.79  6.76  6.73  6.70  6.67  6.64  6.61  6.58  6.55
  22    6.52   6.50  6.47  6.44  6.41  6.38  6.36  6.33  6.30  6.27  6.24  6.22
  23    6.19   6.16  6.13  6.11  6.08  6.05  6.03  6.00  5.97  5.94  5.92  5.89
  24    5.86   5.84  5.81  5.79  5.76  5.74  5.71  5.69  5.66  5.63  5.61  5.58
  25    5.56   5.53  5.51  5.48  5.46  5.44  5.41  5.39  5.36  5.34  5.32  5.29
  26    5.27   5.24  5.22  5.20  5.18  5.15  5.13  5.11  5.08  5.06  5.04  5.01
  27    4.99   4.97  4.95  4.93  4.91  4.88  4.86  4.84  4.82  4.80  4.78  4.75
  28    4.73   4.71  4.69  4.67  4.65  4.63  4.61  4.59  4.57  4.55  4.53  4.51
  29    4.49   4.47  4.45  4.43  4.41  4.39  4.37  4.35  4.33  4.32  4.30  4.28
  30    4.26   4.24  4.22  4.20  4.18  4.17  4.15  4.13  4.11  4.09  4.07  4.06
  31    4.04   4.02  4.00  3.98  3.97  3.95  3.93  3.91  3.90  3.88  3.86  3.84
  32    3.83   3.81  3.79  3.78  3.76  3.74  3.72  3.71  3.69  3.67  3.66  3.64
  33    3.62   3.61  3.59  3.57  3.55  3.54  3.52  3.50  3.49  3.47  3.45  3.44
  34    3.42   3.40  3.39  3.37  3.35  3.34  3.32  3.30  3.29  3.27  3.25  3.24
  35    3.22   3.20  3.18  3.17  3.15  3.13  3.12  3.10  3.08  3.07  3.05  3.03
  36    3.02   3.00  2.98  2.96  2.95  2.93  2.91  2.90  2.88  2.86  2.85  2.83
  37    2.81   2.79  2.78  2.76  2.74  2.73  2.71  2.69  2.68  2.66  2.64  2.62
  38    2.61   2.59  2.57  2.56  2.54  2.52  2.51  2.49  2.47  2.45  2.44  2.42
  39    2.40   2.39  2.37  2.35  2.34  2.32  2.30  2.29  2.27  2.25  2.24  2.22
  40    2.20   2.19  2.17  2.15  2.14  2.12  2.11  2.09  2.07  2.06  2.04  2.02
  41    2.01   1.84  1.67  1.51  1.34  1.17  1.00  0.84  0.67  0.50  0.33  0.17

 * The values set forth in this table are applied to all ages, and apply whether or not the 90% cap is elected.

                 APPENDIX D - FORMULA UNDER HIGHEST DAILY GRO

 THE FOLLOWING ARE THE TERMS AND DEFINITIONS REFERENCED IN THE TRANSFER CALCULATION FORMULA:
   .   AV is the current Account Value of the Annuity.

   . V is the current Account Value of the elected Sub-accounts of the Annuity.

   .   B is the total current value of the AST bond portfolio Sub-account.

   .   C\\l\\ is the lower target value. Currently, it is 79%.

   .   C\\t\\ is the middle target value. Currently, it is 82%.

   .   C\\u\\ is the upper target value. Currently, it is 85%.

 For each guarantee provided under the benefit,
   .   G\\i\\ is the guarantee amount.

   .   N\\i\\ is the number of days until the maturity date.

   . d\\i\\ is the discount rate applicable to the number of days until the maturity date. It is determined with reference to a benchmark index, reduced by the Discount Rate Adjustment. Once selected, we will not change the applicable benchmark index. However, if the benchmark index is discontinued, we will substitute a successor benchmark index, if there is one. Otherwise we will substitute a comparable benchmark index. We will obtain any required regulatory approvals prior to substitution of the benchmark index.

 The formula, which is set on the Effective Date and is not changed while the Rider is in effect, determines, on each Valuation Day, when a transfer is required.

 The formula begins by determining the value on that Valuation Day that, if appreciated at the applicable discount rate, would equal the guarantee amount at the end of the Base Guarantee Period or Step-Up Guarantee Period. We call the greatest of these values the "current liability (L)."

      L    =    MAX (L\\i\\), where L\\i\\ = G\\i\\ / (1 + di)/(Ni/365)/.

 Next the formula calculates the following formula ratio:

                            r    =    (L - B) / V.

 If the formula ratio exceeds an upper target value, then all or a portion of the Account Value will be transferred to the bond fund Sub-account associated with the current liability. If at the time we make a transfer to the bond fund Sub-account associated with the current liability there is Account Value allocated to a bond fund Sub-account not associated with the current liability, we will transfer all assets from that bond fund Sub-account to the bond fund Sub-account associated with the current liability.

 The formula will transfer assets into the Transfer Account if r (greater than) C\\u\\.

 The transfer amount is calculated by the following formula:

            T    =    {Min(V, [L - B - V * C\\t\\] / (1 - C\\t\\))}

 If the formula ratio is less than a lower target value and there are assets in the Transfer Account, then the formula will transfer assets out of the Transfer Account into the elected Sub-accounts.

 The transfer amount is calculated by the following formula:

           T    =    {Min(B, - [L - B - V * C\\t\\] / (1 - C\\t\\))}

 If following a transfer to the elected Sub-accounts, there are assets remaining in a bond fund Sub-account not associated with the current liability, we will transfer all assets from that bond fund Sub-account to the bond fund Sub-account associated with the current liability.

  APPENDIX E - FORMULA UNDER HIGHEST DAILY LIFETIME SEVEN INCOME BENEFIT AND
              SPOUSAL HIGHEST DAILY LIFETIME SEVEN INCOME BENEFIT

 (including Highest Daily Lifetime Seven with BIO, Highest Daily Lifetime Seven with LIA and Spousal Highest Daily Lifetime Seven with BIO)

 1. FORMULA FOR CONTRACTS ISSUED ON OR AFTER JULY 21, 2008
 (Without Election of 90% Cap Feature)

 TERMS AND DEFINITIONS REFERENCED IN THE CALCULATION FORMULA:
   . C\\u\\ - the upper target is established on the effective date of the Highest Daily Lifetime Seven benefit (the "Effective Date") and is not changed for the life of the guarantee. Currently, it is 83%.

   . C\\t\\ - the target is established on the Effective Date and is not changed for the life of the guarantee. Currently, it is 80%.

   . C\\l\\ - the lower target is established on the Effective Date and is not changed for the life of the guarantee. Currently, it is 77%.

   .   L - the target value as of the current business day.

   .   r - the target ratio.

   . a - factors used in calculating the target value. These factors are established on the Effective Date and are not changed for the life of the guarantee.

   .   V\\v\\ - the total value of all Permitted Sub-accounts in the Annuity.

   . V\\F\\ - the total value of all elected Fixed Rate Options in the Annuity.

   .   B - the total value of the AST Investment Grade Bond Portfolio
       Sub-account.

   . P - Income Basis. Prior to the first withdrawal, the Income Basis is the Protected Withdrawal Value calculated as if the first withdrawal were taken on the date of calculation. After the first withdrawal, the Income Basis is equal to the greater of (1) the Protected Withdrawal Value at the time of the first withdrawal, adjusted for additional purchase payments, and adjusted proportionally for excess withdrawals*, (2) any highest quarterly value increased for additional purchase payments, and adjusted for withdrawals, and (3) the Account Value.

   . T - the amount of a transfer into or out of the AST Investment Grade Bond Portfolio Sub-account.

 * Note: withdrawals of less than the Annual Income Amount do not reduce the Income Basis.

 TARGET VALUE CALCULATION:
 On each business day, a target value (L) is calculated, according to the following formula. If the Account Value (V\\V\\ + V\\F\\) is equal to zero, no calculation is necessary.

                            L    =    0.05 * P * a

 TRANSFER CALCULATION:
 The following formula, which is set on the Benefit Effective Date and is not changed for the life of the guarantee, determines when a transfer is required:

              Target Ratio r    =    (L - B) / (V\\V\\ + V\\F\\).

       . If r (greater than) C\\u\\, assets in the Permitted Sub-accounts are transferred to the AST Investment Grade Bond Portfolio Sub-account.

       . If r (less than) C\\l\\, and there are currently assets in the AST Investment Grade Bond Portfolio Sub-account (B (greater than) 0), assets in the AST Investment Grade Bond Portfolio Sub-account are transferred to the Permitted Sub-accounts according to most recent allocation instructions.

 The following formula, which is set on the Benefit Effective Date and is not changed for the life of the guarantee, determines the transfer amount:

 T    =    {Min (V\\V\\ + V\\F\\), [L - B - (V\\V\\ + V\\F\\) * C\\t\\] /      Money is transferred from the elected
           (1 - C\\t\\))}                                                      Sub-accounts and Fixed Rate Options to the
                                                                               Transfer Account

 T    =    {Min (B, - [L - B - (V\\V\\ + V\\F\\) * C\\t\\] / (1 - C\\t\\))}    Money is transferred from the Transfer Account
                                                                               to the elected Sub-accounts

 2. FORMULA FOR CONTRACTS ISSUED PRIOR TO 7/21/08
 (Without Election of 90% Cap Feature)

 TERMS AND DEFINITIONS REFERENCED IN THE CALCULATION FORMULA:
   . C\\u\\ - the upper target is established on the effective date of the Highest Daily Lifetime Seven benefit (the "Effective Date") and is not changed for the life of the guarantee. Currently, it is 83%.

   . C\\t\\ - the target is established on the Effective Date and is not changed for the life of the guarantee. Currently, it is 80%.

   . C\\l\\ - the lower target is established on the Effective Date and is not changed for the life of the guarantee. Currently, it is 77%.

   .   L - the target value as of the current business day.

   .   r - the target ratio.

   . a - factors used in calculating the target value. These factors are established on the Effective Date and are not changed for the life of the guarantee.

   .   V - the total value of all Permitted Sub-accounts in the annuity.

   .   B - the total value of the AST Investment Grade Bond Portfolio
       Sub-account.

   . P - Income Basis. Prior to the first withdrawal, the Income Basis is the Protected Withdrawal Value calculated as if the first withdrawal were taken on the date of calculation. After the first withdrawal, the Income Basis is equal to the greater of (1) the Protected Withdrawal Value at the time of the first withdrawal, adjusted for additional purchase payments including the amount of any associated Credits, and adjusted proportionally for excess withdrawals*, (2) any highest quarterly value increased for additional purchase payments including the amount of any associated Credits, and adjusted for withdrawals, and (3) the Account Value.

   . T - the amount of a transfer into or out of the AST Investment Grade Bond Portfolio Sub-account.

 * Note: withdrawals of less than the Annual Income Amount do not reduce the Income Basis.

 TARGET VALUE CALCULATION:
 On each business day, a target value (L) is calculated, according to the following formula. If the variable account value (V) is equal to zero, no calculation is necessary.

                            L    =    0.05 * P * a

 TRANSFER CALCULATION:
 The following formula, which is set on the Benefit Effective Date and is not changed for the life of the guarantee, determines when a transfer is required:

                      Target Ratio r    =    (L - B) / V.

       . If r (greater than) C\\u\\, assets in the Permitted Sub-accounts are transferred to the AST Investment Grade Bond Portfolio Sub-account.

       . If r (less than) C\\l\\, and there are currently assets in the AST Investment Grade Bond Portfolio Sub-account (B (greater than) 0), assets in the AST Investment Grade Bond Portfolio Sub-account are transferred to the Permitted Sub-accounts according to most recent allocation instructions.

 The following formula, which is set on the Benefit Effective Date and is not changed for the life of the guarantee, determines the transfer amount:

 T    =    {Min(V, [L - B - V * C\\t\\] / (1 - C\\t\\))},      Money moving from the Permitted Sub-accounts
                                                               to the AST Investment Grade Bond Portfolio
                                                               Sub-account

 T    =    {Min(B, - [L - B - V * C\\t\\] / (1 - C\\t\\))},    Money moving from the AST Investment Grade
                                                               Bond Portfolio Sub-account to the Permitted
                                                               Sub-accounts]

                     "a" Factors for Liability Calculations
              (in Years and Months since Benefit Effective Date)*

       Months
 Years   1      2     3     4     5     6     7     8     9    10    11    12
 ----- ------ ----- ----- ----- ----- ----- ----- ----- ----- ----- ----- -----
   1   15.34  15.31 15.27 15.23 15.20 15.16 15.13 15.09 15.05 15.02 14.98 14.95
   2   14.91  14.87 14.84 14.80 14.76 14.73 14.69 14.66 14.62 14.58 14.55 14.51
   3   14.47  14.44 14.40 14.36 14.33 14.29 14.26 14.22 14.18 14.15 14.11 14.07
   4   14.04  14.00 13.96 13.93 13.89 13.85 13.82 13.78 13.74 13.71 13.67 13.63
   5   13.60  13.56 13.52 13.48 13.45 13.41 13.37 13.34 13.30 13.26 13.23 13.19
   6   13.15  13.12 13.08 13.04 13.00 12.97 12.93 12.89 12.86 12.82 12.78 12.75
   7   12.71  12.67 12.63 12.60 12.56 12.52 12.49 12.45 12.41 12.38 12.34 12.30
   8   12.26  12.23 12.19 12.15 12.12 12.08 12.04 12.01 11.97 11.93 11.90 11.86
   9   11.82  11.78 11.75 11.71 11.67 11.64 11.60 11.56 11.53 11.49 11.45 11.42
  10   11.38  11.34 11.31 11.27 11.23 11.20 11.16 11.12 11.09 11.05 11.01 10.98
  11   10.94  10.90 10.87 10.83 10.79 10.76 10.72 10.69 10.65 10.61 10.58 10.54
  12   10.50  10.47 10.43 10.40 10.36 10.32 10.29 10.25 10.21 10.18 10.14 10.11
  13   10.07  10.04 10.00  9.96  9.93  9.89  9.86  9.82  9.79  9.75  9.71  9.68
  14    9.64   9.61  9.57  9.54  9.50  9.47  9.43  9.40  9.36  9.33  9.29  9.26
  15    9.22   9.19  9.15  9.12  9.08  9.05  9.02  8.98  8.95  8.91  8.88  8.84
  16    8.81   8.77  8.74  8.71  8.67  8.64  8.60  8.57  8.54  8.50  8.47  8.44
  17    8.40   8.37  8.34  8.30  8.27  8.24  8.20  8.17  8.14  8.10  8.07  8.04
  18    8.00   7.97  7.94  7.91  7.88  7.84  7.81  7.78  7.75  7.71  7.68  7.65
  19    7.62   7.59  7.55  7.52  7.49  7.46  7.43  7.40  7.37  7.33  7.30  7.27
  20    7.24   7.21  7.18  7.15  7.12  7.09  7.06  7.03  7.00  6.97  6.94  6.91
  21    6.88   6.85  6.82  6.79  6.76  6.73  6.70  6.67  6.64  6.61  6.58  6.55
  22    6.52   6.50  6.47  6.44  6.41  6.38  6.36  6.33  6.30  6.27  6.24  6.22
  23    6.19   6.16  6.13  6.11  6.08  6.05  6.03  6.00  5.97  5.94  5.92  5.89
  24    5.86   5.84  5.81  5.79  5.76  5.74  5.71  5.69  5.66  5.63  5.61  5.58
  25    5.56   5.53  5.51  5.48  5.46  5.44  5.41  5.39  5.36  5.34  5.32  5.29
  26    5.27   5.24  5.22  5.20  5.18  5.15  5.13  5.11  5.08  5.06  5.04  5.01
  27    4.99   4.97  4.95  4.93  4.91  4.88  4.86  4.84  4.82  4.80  4.78  4.75
  28    4.73   4.71  4.69  4.67  4.65  4.63  4.61  4.59  4.57  4.55  4.53  4.51
  29    4.49   4.47  4.45  4.43  4.41  4.39  4.37  4.35  4.33  4.32  4.30  4.28
  30    4.26   4.24  4.22  4.20  4.18  4.17  4.15  4.13  4.11  4.09  4.07  4.06
  31    4.04   4.02  4.00  3.98  3.97  3.95  3.93  3.91  3.90  3.88  3.86  3.84
  32    3.83   3.81  3.79  3.78  3.76  3.74  3.72  3.71  3.69  3.67  3.66  3.64
  33    3.62   3.61  3.59  3.57  3.55  3.54  3.52  3.50  3.49  3.47  3.45  3.44
  34    3.42   3.40  3.39  3.37  3.35  3.34  3.32  3.30  3.29  3.27  3.25  3.24
  35    3.22   3.20  3.18  3.17  3.15  3.13  3.12  3.10  3.08  3.07  3.05  3.03
  36    3.02   3.00  2.98  2.96  2.95  2.93  2.91  2.90  2.88  2.86  2.85  2.83
  37    2.81   2.79  2.78  2.76  2.74  2.73  2.71  2.69  2.68  2.66  2.64  2.62
  38    2.61   2.59  2.57  2.56  2.54  2.52  2.51  2.49  2.47  2.45  2.44  2.42
  39    2.40   2.39  2.37  2.35  2.34  2.32  2.30  2.29  2.27  2.25  2.24  2.22
  40    2.20   2.19  2.17  2.15  2.14  2.12  2.11  2.09  2.07  2.06  2.04  2.02
  41    2.01   1.84  1.67  1.51  1.34  1.17  1.00  0.84  0.67  0.50  0.33  0.17

 *  The values set forth in this table are applied to all ages.

 3. FORMULA FOR CONTRACTS WITH 90% CAP FEATURE ON OR AFTER JULY 21, 2008
 See above for the Terms and Definitions Referenced in the Calculation Formula.

 The following formula, which is set on the effective date of this feature and is not changed for the life of the guarantee, determines when a transfer is required:

 On the effective date of this feature (and only on the effective date of this feature), the following asset transfer calculation is performed to determine the amount of Account Value allocated to the AST Investment Grade Bond sub-account:

                  If (B / (V\\v\\ + V\\f\\ + B) (greater than) .90) then
                  T         =         B - [(V\\v\\ + V\\f\\ + B) * .90]

 If T is greater than $0 as described above, then no additional transfer calculations are performed on the effective date and future transfers to the AST Investment Grade Bond Sub-account will not occur at least until there is first a transfer out of the AST Investment Grade Bond Sub-account.

 On each Valuation Day thereafter (including the effective date of this feature provided B / (V\\v\\ + V\\f\\ + B) (less than) = .90), the following asset transfer calculation is performed

              Target Ratio r    =    (L - B) / (V\\V\\ + V\\F\\).

       . If r (greater than) C\\u\\, assets in the Permitted Sub-accounts are transferred to the AST Investment Grade Bond Portfolio Sub-account (subject to the 90% cap rule described above).

       . If r (less than) C\\l\\, and there are currently assets in the AST Investment Grade Bond Portfolio Sub-account (B (greater than) 0), assets in the AST Investment Grade Bond Portfolio Sub-account are transferred to the Permitted Sub-accounts according to most recent allocation instructions.

 The following formula, which is set on the Benefit Effective Date and is not changed for the life of the guarantee, determines the transfer amount:

 T    =    Min (MAX(0, (0.90 * (V\\V\\ + V\\F\\ + B)) - B),                  Money is transferred from the elected
           [L -B - (V\\V\\ + V\\F\\) * C\\t\\] / (1 - C\\t\\))               Sub-accounts to the AST Investment Grade Bond
                                                                             Sub-account

 T    =    Min (B, - [L - B - ( V\\v\\ +V\\f\\ )* C\\t\\] / (1 - C\\t\\))    Money is transferred from the AST Investment
                                                                             Grade Sub-account to the elected Sub-accounts

 4. TRANSFER CALCULATION PRIOR TO JULY 21, 2008 AND YOU HAVE ELECTED THE OPTIONAL 90% CAP FEATURE:
 See above for the Terms and Definitions Referenced in the Calculation Formula.

 The following formula, which is set on the effective date of this feature and is not changed for the life of the guarantee, determines when a transfer is required:

 On the effective date of this feature (and only on the effective date of this feature), the following asset transfer calculation is performed to determine the amount of Account Value allocated to the AST Investment Grade Bond Sub-account:

                         If (B / (V + B) (greater than) .90) then
                         T         =         B - [(V + B) * .90]

 If T is greater than $0 as described above, then no additional transfer calculations are performed on the effective date.

 On each Valuation Day thereafter (including the effective date of this feature provided B/(V+B) (less than)=.90), the following asset transfer calculation is performed

                      Target Ratio r    =    (L - B) / V.

       . If r (greater than) C\\u\\, assets in the Permitted Sub-accounts are transferred to AST Investment Grade Bond Sub-account.

       . If r (less than) C\\l\\ and there are currently assets in the AST Investment Grade Bond Sub-account (F (greater than) 0), assets in the AST Investment Grade Bond Sub-account are transferred to the Permitted Sub-accounts.

 The following formula, which is set on the Effective Date of this feature and is not changed for the life of the guarantee, determines the transfer amount:

 T    =    Min(MAX (0, (0.90 * (V + B)) - B), [L - B - V *     Money is transferred from the elected Permitted
           C\\t\\] / (1 - C\\t\\))                             Sub-accounts to AST Investment Grade Bond
                                                               Sub-Account

 T    =    {Min(B, - [L - B - V * C\\t\\] / (1 - C\\t\\))},    Money is transferred from the AST Investment
                                                               Grade Bond Sub-account to the Permitted
                                                               Sub-accounts.

   APPENDIX F - FORMULA FOR HIGHEST DAILY LIFETIME 7 PLUS INCOME BENEFIT AND
             SPOUSAL HIGHEST DAILY LIFETIME 7 PLUS INCOME BENEFIT


 (including Highest Daily Lifetime 7 Plus with BIO, Highest Daily Lifetime 7 Plus with LIA and Spousal Highest Daily Lifetime 7 Plus with BIO)

   TRANSFERS OF ACCOUNT VALUE BETWEEN YOUR PERMITTED SUB-ACCOUNTS AND THE AST
                       INVESTMENT GRADE BOND SUB-ACCOUNT

 Terms and Definitions referenced in the Calculation Formulas:
   . C\\u\\ - the upper target is established on the effective date of the Highest Daily Lifetime 7 Plus/Spousal Highest Daily Lifetime 7 Plus benefit (the "Effective Date") and is not changed for the life of the guarantee. Currently, it is 83%.

   . Cu\\s\\ - The secondary upper target is established on the effective date of the Highest Daily Lifetime 7 Plus/Spousal Highest Daily Lifetime 7 Plus benefit (the "Effective Date") and is not changed for the life of the guarantee. Currently it is 84.5%

   . C\\t\\ - the target is established on the Effective Date and is not changed for the life of the guarantee. Currently, it is 80%.

   . C\\l\\ - the lower target is established on the Effective Date and is not changed for the life of the guarantee. Currently, it is 78%.

   .   L - the target value as of the current Valuation Day.

   .   r - the target ratio.

   . a - factors used in calculating the target value. These factors are established on the Effective Date and are not changed for the life of the guarantee. (See below for the table of "a" factors)

   .   V\\v\\ - the total value of all Permitted Sub-accounts in the Annuity.

   .   V\\F\\ - the total value of all elected Fixed Rate Options in the Annuity

   .   B - the total value of the AST Investment Grade Bond Portfolio
       Sub-account.

   . P - Income Basis. Prior to the first Lifetime Withdrawal, the Income Basis is equal to the Protected Withdrawal Value calculated as if the first Lifetime Withdrawal were taken on the date of calculation. After the first Lifetime Withdrawal, the Income Basis is equal to the greater of (1) the Protected Withdrawal Value on the date of the first Lifetime Withdrawal, increased for additional Purchase Payments, and adjusted proportionally for excess withdrawals*, and (2) any highest daily Account Value occurring on or after the date of the first Lifetime Withdrawal and prior to or including the date of this calculation increased for additional Purchase Payments and adjusted for Lifetime Withdrawals.

   . T - the amount of a transfer into or out of the AST Investment Grade Bond Portfolio Sub-account

   . T\\M\\ - the amount of a monthly transfer out of the AST Investment Grade Bond Portfolio

 * Note: Lifetime Withdrawals of less than or equal to the Annual Income Amount do not reduce the Income Basis.

                               Daily Calculations

 TARGET VALUE CALCULATION:
 On each Valuation Day, a target value (L) is calculated, according to the following formula. If the variable Account Value (V\\V\\ + V\\F\\) is equal to zero, no calculation is necessary.

                            L    =    0.05 * P * a

 TRANSFER CALCULATION:
 The following formula, which is set on the Benefit Effective Date and is not changed for the life of the guarantee, determines when a transfer is required:

              Target Ratio r    =    (L - B) / (V\\V\\ + V\\F\\).

       . If on the third consecutive Valuation Day r (greater than) C\\u\\ and r (less or =) Cu\\s\\ or if on any day r (greater than) Cu\\s\\, and subject to the 90% cap rule described above (see above), assets in the Permitted Sub-accounts (including DCA Fixed Rate Options used with any applicable 6 or 12 Month DCA Program) are transferred to the AST Investment Grade Bond Portfolio Sub-account.


       . If r (less than) C\\l\\, and there are currently assets in the AST Investment Grade Bond Portfolio Sub-account (B (greater than) 0), assets in the AST Investment Grade Bond Portfolio Sub-account are transferred to the Permitted Sub-accounts according to most recent allocation instructions.

 The following formula, which is set on the Benefit Effective Date and is not changed for the life of the guarantee, determines the transfer amount:

 T    =    Min(MAX(0, (0.90 * (V\\V\\ + V\\F\\ + B)) - B), [L - B -     Money is transferred from the Permitted
           (V\\V\\ + V\\F\\) * C\\t\\] / (1 - C\\t\\))                  Sub-accounts and Fixed Rate Options to the AST
                                                                        Investment Grade Bond Sub-account

 T    =    {Min (B, - [L - B - (V\\V\\ + V\\F\\)* C\\t\\] / (1 -        Money is transferred from the AST Investment
           C\\t\\))}                                                    Grade Bond Sub-account to the Permitted
                                                                        Sub-accounts

 MONTHLY CALCULATION
 On each monthly anniversary of the Annuity Issue Date and following the daily Transfer Calculation above, the following formula determines if a transfer from the AST Investment Grade Bond Sub-account to the Permitted Sub-Accounts will occur:

 If, after the daily Transfer Calculation is performed,

 {Min (B, .05 * (V\\V\\ + V\\F\\ + B))} (less than) (C\\u\\ * (V\\V\\ + V\\F\\)
 - L + B) / (1 - C\\u\\), then

 T\\M\\    =    {Min (B, .05 * (V\\V\\ + V\\F\\ + B))}    Money is transferred from the AST Investment Grade Bond Sub-account to the Permitted Sub-accounts.

                     "a" Factors for Liability Calculations
              (in Years and Months since Benefit Effective Date)*

      Months
Years   1      2     3     4     5     6     7     8     9    10    11     12
----- ------ ----- ----- ----- ----- ----- ----- ----- ----- ----- ----- -----
  1   15.34  15.31 15.27 15.23 15.20 15.16 15.13 15.09 15.05 15.02 14.98 14.95
  2   14.91  14.87 14.84 14.80 14.76 14.73 14.69 14.66 14.62 14.58 14.55 14.51
  3   14.47  14.44 14.40 14.36 14.33 14.29 14.26 14.22 14.18 14.15 14.11 14.07
  4   14.04  14.00 13.96 13.93 13.89 13.85 13.82 13.78 13.74 13.71 13.67 13.63
  5   13.60  13.56 13.52 13.48 13.45 13.41 13.37 13.34 13.30 13.26 13.23 13.19
  6   13.15  13.12 13.08 13.04 13.00 12.97 12.93 12.89 12.86 12.82 12.78 12.75
  7   12.71  12.67 12.63 12.60 12.56 12.52 12.49 12.45 12.41 12.38 12.34 12.30
  8   12.26  12.23 12.19 12.15 12.12 12.08 12.04 12.01 11.97 11.93 11.90 11.86
  9   11.82  11.78 11.75 11.71 11.67 11.64 11.60 11.56 11.53 11.49 11.45 11.42
 10   11.38  11.34 11.31 11.27 11.23 11.20 11.16 11.12 11.09 11.05 11.01 10.98
 11   10.94  10.90 10.87 10.83 10.79 10.76 10.72 10.69 10.65 10.61 10.58 10.54
 12   10.50  10.47 10.43 10.40 10.36 10.32 10.29 10.25 10.21 10.18 10.14 10.11
 13   10.07  10.04 10.00  9.96  9.93  9.89  9.86  9.82  9.79  9.75  9.71  9.68
 14    9.64   9.61  9.57  9.54  9.50  9.47  9.43  9.40  9.36  9.33  9.29  9.26
 15    9.22   9.19  9.15  9.12  9.08  9.05  9.02  8.98  8.95  8.91  8.88  8.84
 16    8.81   8.77  8.74  8.71  8.67  8.64  8.60  8.57  8.54  8.50  8.47  8.44
 17    8.40   8.37  8.34  8.30  8.27  8.24  8.20  8.17  8.14  8.10  8.07  8.04
 18    8.00   7.97  7.94  7.91  7.88  7.84  7.81  7.78  7.75  7.71  7.68  7.65
 19    7.62   7.59  7.55  7.52  7.49  7.46  7.43  7.40  7.37  7.33  7.30  7.27
 20    7.24   7.21  7.18  7.15  7.12  7.09  7.06  7.03  7.00  6.97  6.94  6.91
 21    6.88   6.85  6.82  6.79  6.76  6.73  6.70  6.67  6.64  6.61  6.58  6.55
 22    6.52   6.50  6.47  6.44  6.41  6.38  6.36  6.33  6.30  6.27  6.24  6.22
 23    6.19   6.16  6.13  6.11  6.08  6.05  6.03  6.00  5.97  5.94  5.92  5.89
 24    5.86   5.84  5.81  5.79  5.76  5.74  5.71  5.69  5.66  5.63  5.61  5.58
 25    5.56   5.53  5.51  5.48  5.46  5.44  5.41  5.39  5.36  5.34  5.32  5.29
 26    5.27   5.24  5.22  5.20  5.18  5.15  5.13  5.11  5.08  5.06  5.04  5.01
 27    4.99   4.97  4.95  4.93  4.91  4.88  4.86  4.84  4.82  4.80  4.78  4.75
 28    4.73   4.71  4.69  4.67  4.65  4.63  4.61  4.59  4.57  4.55  4.53  4.51
 29    4.49   4.47  4.45  4.43  4.41  4.39  4.37  4.35  4.33  4.32  4.30  4.28
 30    4.26   4.24  4.22  4.20  4.18  4.17  4.15  4.13  4.11  4.09  4.07  4.06**

 *  The values set forth in this table are applied to all ages.
 ** In all subsequent years and months thereafter, the annuity factor is 4.06

APPENDIX G - SPECIAL CONTRACT PROVISIONS FOR ANNUITIES ISSUED IN CERTAIN STATES

 Certain features of your Annuity may be different than the features described earlier in this prospectus if your Annuity is issued in certain states described below.




Jurisdiction                                      Special Provisions
---------------------------------------------------------------------------------------------------------
Maryland       Fixed Allocations are not available.
---------------------------------------------------------------------------------------------------------
Massachusetts  If your Annuity is issued in Massachusetts after January 1, 2009, the annuity rates we use to calculate annuity payments are available only on a gender-neutral basis under any
               Annuity Option or any lifetime withdrawal optional benefit (except the Guaranteed Minimum
               Withdrawal Benefit).
               Medically Related Surrenders are not available.
---------------------------------------------------------------------------------------------------------
Montana        If your Annuity is issued in Montana, the annuity rates we use to calculate annuity payments are available only on a gender-neutral basis under any Annuity Option or any lifetime withdrawal optional benefit (except the Guaranteed Minimum Withdrawal Benefit).
---------------------------------------------------------------------------------------------------------
Nevada         Fixed Allocations are not available.
---------------------------------------------------------------------------------------------------------
North Dakota   Fixed Allocations are not available.
---------------------------------------------------------------------------------------------------------
Vermont        Fixed Allocations are not available.
---------------------------------------------------------------------------------------------------------
Washington     If you elect Highest Daily Lifetime Five, or any version of Highest Daily Lifetime Seven, the Guaranteed Minimum Account Value Credit otherwise available with these optional benefits is not available.
               Fixed Allocations are not available.
---------------------------------------------------------------------------------------------------------

                 [LOGO] Prudential
                 The Prudential Insurance Company of America
                 751 Broad Street
                 Newark, NJ 07102-3777

                                    PART B
                      STATEMENT OF ADDITIONAL INFORMATION
                                  May 1, 2009

             PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT
                          VARIABLE ANNUITY CONTRACTS

The Prudential Premier Variable Annuity Bb Series/(SM)/ ("Bb Series"), annuity contract (the "Annuities" or the "Annuity") are individual variable annuity contract issued by Pruco Life Insurance Company ("Pruco Life"), a stock life insurance company that is a wholly-owned subsidiary of The Prudential Insurance Company of America ("Prudential") and is funded through the Pruco Life Flexible Premium Variable Annuity Account (the "Account"). The Annuity is purchased by making an initial purchase payment of $1,000 or more. With some restrictions, you can make additional purchase payments by means other than electronic fund transfer of no less than $100 at any time during the accumulation phase. However, we impose a minimum of $50 with respect to additional purchase payments made through electronic fund transfers.

This Statement of Additional Information is not a prospectus and should be read in conjunction with the Bb Series dated May 1, 2009. To obtain a copy of the prospectus, without charge, you can write to the Prudential Annuity Service Center, P.O. Box 7960, Philadelphia, Pennsylvania 19176, or contact us by telephone at (888) PRU-2888.

                               TABLE OF CONTENTS

Company                                                                   2
Experts                                                                   2
Principal Underwriter                                                     2
Payments Made to Promote Sale of Our Products                             2
Allocation of Initial Purchase Payment                                    3
Determination of Accumulation Unit Values                                 4
Separate Account Financial Information                                   A1
Company Financial Information                                            B1

    Pruco Life Insurance Company                Prudential Annuity
        213 Washington Street                     Service Center
        Newark, NJ 07102-2992                      P.O. Box 7960
                                                   Philadelphia,
                                                Pennsylvania 19176
                                             Telephone: (888) PRU-2888

Prudential Premier Variable Annuity Bb Series/(SM)/ is a service mark of The Prudential Insurance Company of America.

                                    COMPANY

Pruco Life Insurance Company ("Pruco Life") is a stock life insurance company organized in 1971 under the laws of the State of Arizona. It is licensed to sell life insurance and annuities in the District of Columbia, Guam, and in all states except New York.

Pruco Life is a wholly-owned subsidiary of The Prudential Insurance Company of America ("Prudential"), a stock life insurance company founded in 1875 under the laws of the State of New Jersey. Prudential is an indirect wholly-owned subsidiary of Prudential Financial, Inc. ("Prudential Financial"), a New Jersey insurance holding company.

                                    EXPERTS


The consolidated financial statements of Pruco Life and its subsidiaries as of December 31, 2008 and 2007 and for each of the three years in the period ended December 31, 2008 and the financial statements of Pruco Life Flexible Premium Variable Annuity Account as of December 31, 2008 and for each of the two years in the period then ended included in this Statement of Additional Information have been so included in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting. PricewaterhouseCoopers LLP's principal business address is 300 Madison Avenue, New York, New York 10017.


                             PRINCIPAL UNDERWRITER

Prudential Annuities Distributors, Inc. ("PAD"), an indirect wholly-owned subsidiary of Prudential Financial, Inc., offers each Annuity on a continuous basis through corporate office and regional home office employees in those states in which annuities may be lawfully sold. It may also offer the Annuities through licensed insurance brokers and agents, or through appropriately registered affiliates of Prudential, provided clearances to do so are obtained in any jurisdiction where such clearances may be necessary.


Because the Prudential Premier Bb Series was first offered beginning July 2007, PAD has received no commissions with respect to this product during the past three calendar years. However, with respect to all individual variable annuities issued through the separate account, PAD received commissions of $154,899,679, $116,185,253, and $129,869,109, in 2008, 2007, and 2006,
respectively. PAD retained none of those commissions.


As discussed in the prospectus, Pruco Life pays commissions to broker/dealers that sell the Annuities according to one or more schedules, and also may pay non-cash compensation. In addition, Pruco Life may pay trail commissions to registered representatives who maintain an ongoing relationship with an annuity owner. Typically, a trail commission is compensation that is paid periodically to a representative, the amount of which is linked to the value of the Annuities and the amount of time that the Annuities have been in effect.

                 PAYMENTS MADE TO PROMOTE SALE OF OUR PRODUCTS

In an effort to promote the sale of our products (which may include the placement of Pruco Life and/or each Annuity on a preferred or recommended company or product list and/or access to the firm's registered representatives), we or PAD may enter into compensation arrangements with certain broker/dealer firms with respect to certain or all registered representatives of such firms under which such firms may receive separate compensation or reimbursement for, among other things, training of sales personnel and/or marketing, administrative services and/or other services they provide. These services may include, but are not limited to: educating customers of the firm on the Annuity's features; conducting due diligence and analysis, providing office access, operations and systems support; holding seminars intended to educate the firm's registered representatives and make them more knowledgeable about the annuity; providing a dedicated marketing coordinator; providing priority sales desk support; and providing expedited marketing compliance approval. We or PAD also may compensate third-party vendors, for services that such vendors render to broker-dealer firms. To the extent permitted by FINRA rules and other applicable laws and regulations, PAD may pay or allow other promotional incentives or payments in the form of cash or non-cash compensation. These arrangements may not be offered to all firms and the terms of such arrangements may differ between firms.

The list below identifies three general types of payments that PAD pays which are broadly defined as follows:

   . Percentage Payments based upon "Assets under Management" or "AUM": This type of payment is a percentage payment that is based upon the total amount held in all Pruco Life products that were sold through the firm (or its affiliated broker/dealers).

   . Percentage Payments based upon sales: This type of payment is a percentage payment that is based upon the total amount of money received as purchase payments under Pruco Life annuity products sold through the firm (or its affiliated broker/dealers).

   . Fixed payments: These types of payments are made directly to or in sponsorship of the firm (or its affiliated broker/dealers). Examples of arrangements under which such payments may be made currently include, but are not limited to: sponsorships, conferences (national, regional and top producer), speaker fees, promotional items, and reimbursements to firms for marketing activities or services paid by the firms and/or their individual representatives. The amount of these payments varies widely because some payments may encompass only a single event, such as a conference, and others have a much broader scope. In addition, we may make payments upon the initiation of a relationship for systems, operational and other support.


The list below includes the names of the firms (or their affiliated broker/dealers) that we are aware (as of December 31, 2008) received payment with respect to annuity business during 2008 (or as to which a payment amount was accrued during 2008). The firms listed below include payments in connection with products issued by Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey. Your registered representative can provide you with more information about the compensation arrangements that apply upon the sale of the contract. During 2008, the least amount paid, and greatest amount paid, were $1,587 and $1,376,472, respectively.

Name of Firm:
A.G. Edwards & Sons, Inc.
Advantage Capital
AIG Financial Advisors, Inc.
American General Securities
Citigroup Global Markets, Inc.
Financial Network Investment Corp.
FSC Securities Corp.
ING Financial Partners, Inc.
Merrill Lynch
Morgan Stanley & Co. Incorporated
Multi-Financial Securities Corp.
PrimeVest Financial Services, Inc.
Pruco Securities LLC
Raymond James & Associates, Inc.
Raymond James Financial Services
Royal Alliance Associates, Inc.
Stifel Nicolaus & Co., Inc.
UBS Financial Services, Inc.
Wachovia Securities, Inc.
Wachovia Securities, LLC
Wells Fargo Investments, LLC


                    ALLOCATION OF INITIAL PURCHASE PAYMENT

As discussed in the prospectus, we generally will credit the initial purchase payment to your Annuity within two business days from the day on which we receive your payment at the Prudential Annuity Service Center. However, we may employ a different procedure than this if your Annuity purchase is in the form of several amounts originating from different sources. Specifically, if the first of such sums that we receive amounts to less than the minimum initial purchase payment, but you have indicated that other sums are forthcoming that, when aggregated, will equal or exceed the minimum, then with your consent we will hold such amount in our general account, without interest, for up to 90 days pending receipt of such additional sums and other required documentation. When we receive the minimum initial purchase payment and any other "good order" information that we need, we will thereafter allocate your purchase payment in the manner that you have specified.

                   DETERMINATION OF ACCUMULATION UNIT VALUES

The value for each accumulation unit is computed as of the end of each business day. On any given business day the value of a Unit in each subaccount will be determined by multiplying the value of a Unit of that subaccount for the preceding business day by the net investment factor for that subaccount for the current business day. The net investment factor for any business day is determined by dividing the value of the assets of the subaccount for that day by the value of the assets of the subaccount for the preceding business day (ignoring, for this purpose, changes resulting from new purchase payments and withdrawals), and subtracting from the result the daily equivalent of the annual charge for all insurance and administrative expenses. The value of the assets of a subaccount is determined by multiplying the number of shares of Advanced Series Trust (the "Trust") or other fund held by that subaccount by the net asset value of each share and adding the value of dividends declared by the Trust or other fund but not yet paid.


As we have indicated in the prospectus, each Annuity allows you to select or decline any of several benefit options that carries with it a specific asset-based charge. We maintain a unique unit value corresponding to each such annuity feature. In the prospectus, we set out historical unit values corresponding to the highest and lowest combination of charges. Here, we set out the remaining historical unit values.

                                PREMIER Bb SERIES
                          Pruco Life Insurance Company
                       Statement of Additional Information

     ACCUMULATION UNIT VALUES: With only HD GRO (1.30%)



                                                                                                     NUMBER OF
                                                                    ACCUMULATION   ACCUMULATION    ACCUMULATION
                                                                     UNIT VALUE     UNIT VALUE         UNITS
                                                                    AT BEGINNING      AT END      OUTSTANDING AT
SUB ACCOUNTS                                                          OF PERIOD     OF PERIOD      END OF PERIOD
------------                                                        ------------   ------------   --------------
AST International Growth Portfolio

   01/28/2008 to 12/31/2008                                            $10.09763      $ 5.53501                0

AST Aggressive Asset Allocation Portfolio

   01/28/2008 to 12/31/2008                                            $10.14022      $ 6.32737                0

AST AllianceBernstein Core Value Portfolio

   01/28/2008 to 12/31/2008                                            $10.24283      $ 6.26636                0

AST AllianceBernstein Growth & Income Portfolio

   01/28/2008 to 12/31/2008                                            $10.16540      $ 6.38454                0

AST QMA US Equity Alpha
   formerly, AST AllianceBernstein Managed Index 500 Portfolio

   01/28/2008 to 12/31/2008                                            $10.17592      $ 6.65612                0

AST American Century Income & Growth Portfolio

   01/28/2008 to 12/31/2008                                            $10.14765      $ 7.01177                0

AST Schroders Multi-Asset World Strategies Portfolio formerly, AST American Century Strategic Allocation Portfolio

   01/28/2008 to 12/31/2008                                            $10.08200      $ 7.31629                0

AST Academic Strategies Asset Allocation Portfolio formerly, AST Balanced Asset Allocation Portfolio

   01/28/2008 to 12/31/2008                                            $10.10395      $ 7.16664                0

AST Capital Growth Asset Allocation Portfolio

   01/28/2008 to 12/31/2008                                            $10.12055      $ 6.93669                0

AST Cohen & Steers Realty Portfolio

   01/28/2008 to 12/31/2008                                            $10.37360      $ 6.59689                0

AST Balanced Asset Allocation Portfolio
   formerly, AST Conservative Asset Allocation Portfolio

   01/28/2008 to 12/31/2008                                            $10.08599      $ 7.38927                0

AST DeAm Large-Cap Value Portfolio

   01/28/2008 to 12/31/2008                                            $10.20683      $ 6.72004                0

AST Neuberger Berman Small-Cap Growth Portfolio

   01/28/2008 to 12/31/2008                                            $10.06329      $ 6.53930                0

AST DeAm Small-Cap Value Portfolio

   01/28/2008 to 07/18/2008                                            $10.26292      $10.02457                0

AST Federated Aggressive Growth Portfolio

   01/28/2008 to 12/31/2008                                            $10.12595      $ 6.22880                0

AST UBS Dynamic Alpha Portfolio

   01/28/2008 to 12/31/2008                                            $10.12771      $ 7.99996            3,983

AST Goldman Sachs Concentrated Growth Portfolio

   01/28/2008 to 12/31/2008                                            $10.08749      $ 6.61764                0

AST High Yield Portfolio

   01/28/2008 to 12/31/2008                                            $ 9.99850      $ 7.38620                0

AST Goldman Sachs Mid-Cap Growth Portfolio

   01/28/2008 to 12/31/2008                                            $10.19081      $ 6.55906                0

AST JPMorgan International Equity Portfolio

   01/28/2008 to 12/31/2008                                            $10.08289      $ 6.38994                0

AST Large-Cap Value Portfolio

   01/28/2008 to 12/31/2008                                            $10.24634      $ 6.22258                0

AST Lord Abbett Bond-Debenture Portfolio

   01/28/2008 to 12/31/2008                                            $10.01615      $ 7.71780                0

AST Marsico Capital Growth Portfolio

   01/28/2008 to 12/31/2008                                            $10.13273      $ 6.23147                0

AST MFS Global Equity Portfolio

   01/28/2008 to 12/31/2008                                            $10.11068      $ 7.18067                0

AST MFS Growth Portfolio

   01/28/2008 to 12/31/2008                                            $10.13129      $ 6.93335                0

AST Mid-Cap Value Portfolio

   01/28/2008 to 12/31/2008                                            $10.23659      $ 6.71760                0

AST Neuberger Berman Mid-Cap Growth Portfolio

   01/28/2008 to 12/31/2008                                            $10.12579      $ 6.40164                0

AST Neuberger Berman / LSV Mid-Cap Value Portfolio formerly, AST Neuberger Berman Mid-Cap Value Portfolio

   01/28/2008 to 12/31/2008                                            $10.18454      $ 6.36646                0

AST PIMCO Limited Maturity Bond Portfolio

   01/28/2008 to 12/31/2008                                            $10.00706      $ 9.66787                0

AST Preservation Asset Allocation Portfolio

   01/28/2008 to 12/31/2008                                            $10.05958      $ 8.12914           12,573

AST Small-Cap Value Portfolio

   01/28/2008 to 12/31/2008                                            $10.23196      $ 7.58670                0

AST T. Rowe Price Asset Allocation Portfolio

   01/28/2008 to 12/31/2008                                            $10.09815      $ 7.70256            4,284

AST T. Rowe Price Global Bond Portfolio

   01/28/2008 to 12/31/2008                                            $10.03812      $ 9.39367                0

AST T. Rowe Price Natural Resources Portfolio

   01/28/2008 to 12/31/2008                                            $10.18465      $ 5.55442                0

AST Advanced Strategies Portfolio

   01/28/2008 to 12/31/2008                                            $10.08802      $ 7.27132            4,344

AST First Trust Capital Appreciation Target Portfolio

   01/28/2008 to 12/31/2008                                            $10.15532      $ 6.34463            2,639

AST First Trust Balanced Target Portfolio

   01/28/2008 to 12/31/2008                                            $10.11733      $ 6.82289           11,134

AST International Value Portfolio

   01/28/2008 to 12/31/2008                                            $10.06506      $ 6.19823                0

AST PIMCO Total Return Bond Portfolio

   01/28/2008 to 12/31/2008                                            $10.01461      $ 9.36846                0

AST Small-Cap Growth Portfolio

   01/28/2008 to 12/31/2008                                            $10.18954      $ 7.25288                0

AST Money Market Portfolio

   01/28/2008 to 12/31/2008                                            $ 9.99955      $10.04509                0

AST T. Rowe Price Large-Cap Growth Portfolio

   01/28/2008 to 12/31/2008                                            $10.10447      $ 6.60803                0

AST Western Asset Core Plus Bond Portfolio

   01/28/2008 to 12/31/2008                                            $10.00824      $ 9.08213                0

AST Bond Portfolio 2018

   01/28/2008* to 12/31/2008                                           $ 9.99850      $12.03290            6,105

AST Bond Portfolio 2019

   01/28/2008* to 12/31/2008                                           $ 9.99850      $12.10174            8,121

AST Global Real Estate Portfolio

   07/21/2008* to 12/31/2008                                           $10.17518      $ 6.10873                0

AST Parametric Emerging Markets Equity Portfolio

   07/21/2008* to 12/31/2008                                           $10.10124      $ 5.56961                0

AST Focus Four Plus Portfolio

   07/21/2008* to 12/31/2008                                           $ 9.99850      $ 7.46733                0

Franklin Templeton VIP Founding Funds Allocation Fund

   05/01/2008* to 12/31/2008                                           $10.07806      $ 6.63531            4,577

AST CLS Growth Asset Allocation Portfolio

   05/01/2008* to 12/31/2008                                           $10.09923      $ 6.69002                0

AST CLS Moderate Asset Allocation Portfolio

   05/01/2008* to 12/31/2008                                           $10.08105      $ 7.33826                0

AST Horizon Growth Asset Allocation Portfolio

   05/01/2008* to 12/31/2008                                           $10.11174      $ 7.13162                0

AST Horizon Moderate Asset Allocation Portfolio

   05/01/2008* to 12/31/2008                                           $10.08923      $ 7.60711                0

AST Niemann Capital Growth Asset Allocation Portfolio

   05/01/2008* to 12/31/2008                                           $10.10356      $ 7.49830                0

AST Goldman Sachs Small-Cap Value Portfolio

   07/21/2008* to 12/31/2008                                           $10.03338      $ 7.63362                0



*Denotes the start date of these sub-accounts

                                PREMIER Bb SERIES
                          Pruco Life Insurance Company
                       Statement of Additional Information

     ACCUMULATION UNIT VALUES: Combination 5% roll-up and HAV Death Benefit Only (1.45%) OR Highest Daily Value Death Benefit Only (1.45%)



                                                                                                     NUMBER OF
                                                                    ACCUMULATION   ACCUMULATION    ACCUMULATION
                                                                     UNIT VALUE     UNIT VALUE         UNITS
                                                                    AT BEGINNING      AT END      OUTSTANDING AT
SUB ACCOUNTS                                                          OF PERIOD      OF PERIOD     END OF PERIOD
------------                                                        ------------   ------------   --------------
AST International Growth Portfolio

   09/04/2007 to 12/31/2007                                            $10.07616      $10.88763                0
   01/01/2008 to 12/31/2008                                            $10.88763      $ 5.34102                0

AST Aggressive Asset Allocation Portfolio

   09/04/2007 to 12/31/2007                                            $10.10377      $10.23177                0
   01/01/2008 to 12/31/2008                                            $10.23177      $ 5.81656                0

AST AllianceBernstein Core Value Portfolio

   09/04/2007 to 12/31/2007                                            $10.09017      $ 9.44804                0
   01/01/2008 to 12/31/2008                                            $ 9.44804      $ 5.41221                0

AST AllianceBernstein Growth & Income Portfolio

   09/04/2007 to 12/31/2007                                            $10.09226      $10.01835                0
   01/01/2008 to 12/31/2008                                            $10.01835      $ 5.85686                0

AST QMA US Equity Alpha
   formerly, AST AllianceBernstein Managed Index 500 Portfolio

   09/04/2007 to 12/31/2007                                            $10.08959      $ 9.71045                0
   01/01/2008 to 12/31/2008                                            $ 9.71045      $ 5.86575                0

AST American Century Income & Growth Portfolio

   09/04/2007 to 12/31/2007                                            $10.12180      $ 9.63472                0
   01/01/2008 to 12/31/2008                                            $ 9.63472      $ 6.19723                0

AST Schroders Multi-Asset World Strategies Portfolio formerly, AST American Century Strategic Allocation Portfolio

   09/04/2007 to 12/31/2007                                            $10.06804      $10.29769                0
   01/01/2008 to 12/31/2008                                            $10.29769      $ 7.08581                0

AST Academic Strategies Asset Allocation Portfolio formerly, AST Balanced Asset Allocation Portfolio

   09/04/2007 to 12/31/2007                                            $10.06605      $10.29884                0
   01/01/2008 to 12/31/2008                                            $10.29884      $ 6.92031            7,345

AST Capital Growth Asset Allocation Portfolio

   09/04/2007 to 12/31/2007                                            $10.08941      $10.28805                0
   01/01/2008 to 12/31/2008                                            $10.28805      $ 6.59783            8,995

AST Cohen & Steers Realty Portfolio

   09/04/2007 to 12/31/2007                                            $10.13635      $ 8.82166                0
   01/01/2008 to 12/31/2008                                            $ 8.82166      $ 5.64758                0

AST Balanced Asset Allocation Portfolio
   formerly, AST Conservative Asset Allocation Portfolio

   09/04/2007 to 12/31/2007                                            $10.06697      $10.32504                0
   01/01/2008 to 12/31/2008                                            $10.32504      $ 7.25636                0

AST DeAm Large-Cap Value Portfolio

   09/04/2007 to 12/31/2007                                            $10.11279      $ 9.75980                0
   01/01/2008 to 12/31/2008                                            $ 9.75980      $ 6.03180                0

AST Neuberger Berman Small-Cap Growth Portfolio

   09/04/2007 to 12/31/2007                                            $10.15164      $10.89740                0
   01/01/2008 to 12/31/2008                                            $10.89740      $ 6.17218                0

AST DeAm Small-Cap Value Portfolio

   09/04/2007 to 12/31/2007                                            $10.07130      $ 8.91274                0
   01/01/2008 to 07/18/2008                                            $ 8.91274      $ 8.17615                0

AST Federated Aggressive Growth Portfolio

   09/04/2007 to 12/31/2007                                            $10.08699      $10.23905                0
   01/01/2008 to 12/31/2008                                            $10.23905      $ 5.64256                0

AST UBS Dynamic Alpha Portfolio

   09/04/2007 to 12/31/2007                                            $10.04744      $ 9.66222                0
   01/01/2008 to 12/31/2008                                            $ 9.66222      $ 7.84633                0

AST Goldman Sachs Concentrated Growth Portfolio

   09/04/2007 to 12/31/2007                                            $10.14202      $10.20844                0
   01/01/2008 to 12/31/2008                                            $10.20844      $ 6.01030                0

AST High Yield Portfolio

   09/04/2007 to 12/31/2007                                            $10.02220      $10.19891                0
   01/01/2008 to 12/31/2008                                            $10.19891      $ 7.48515                0

AST Goldman Sachs Mid-Cap Growth Portfolio

   09/04/2007 to 12/31/2007                                            $10.15604      $10.21339                0
   01/01/2008 to 12/31/2008                                            $10.21339      $ 5.96055                0

AST JPMorgan International Equity Portfolio

   09/04/2007 to 12/31/2007                                            $10.07209      $10.29605                0
   01/01/2008 to 12/31/2008                                            $10.29605      $ 5.94912                0

AST Large-Cap Value Portfolio

   09/04/2007 to 12/31/2007                                            $10.09138      $ 9.52253                0
   01/01/2008 to 12/31/2008                                            $ 9.52253      $ 5.49196                0

AST Lord Abbett Bond-Debenture Portfolio

   09/04/2007 to 12/31/2007                                            $10.02324      $10.19109                0
   01/01/2008 to 12/31/2008                                            $10.19109      $ 7.70952                0

AST Marsico Capital Growth Portfolio

   09/04/2007 to 12/31/2007                                            $10.12109      $10.63036                0
   01/01/2008 to 12/31/2008                                            $10.63036      $ 5.90344                0

AST MFS Global Equity Portfolio

   09/04/2007 to 12/31/2007                                            $10.06315      $10.28869                0
   01/01/2008 to 12/31/2008                                            $10.28869      $ 6.69443                0

AST MFS Growth Portfolio

   09/04/2007 to 12/31/2007                                            $10.11665      $10.63174                0
   01/01/2008 to 12/31/2008                                            $10.63174      $ 6.67526                0

AST Mid-Cap Value Portfolio

   09/04/2007 to 12/31/2007                                            $10.10883      $ 9.75817                0
   01/01/2008 to 12/31/2008                                            $ 9.75817      $ 5.95152                0

AST Neuberger Berman Mid-Cap Growth Portfolio

   09/04/2007 to 12/31/2007                                            $10.15127      $10.37611                0
   01/01/2008 to 12/31/2008                                            $10.37611      $ 5.81109                0

AST Neuberger Berman / LSV Mid-Cap Value Portfolio formerly, AST Neuberger Berman Mid-Cap Value Portfolio

   09/04/2007 to 12/31/2007                                            $10.15094      $10.11092                0
   01/01/2008 to 12/31/2008                                            $10.11092      $ 5.75471                0

AST PIMCO Limited Maturity Bond Portfolio

   09/04/2007 to 12/31/2007                                            $ 9.99842      $10.30605                0
   01/01/2008 to 12/31/2008                                            $10.30605      $10.27203                0

AST Preservation Asset Allocation Portfolio

   09/04/2007 to 12/31/2007                                            $10.03376      $10.37058                0
   01/01/2008 to 12/31/2008                                            $10.37058      $ 8.23042           11,895

AST Small-Cap Value Portfolio

   09/04/2007 to 12/31/2007                                            $10.08548      $ 9.33937                0
   01/01/2008 to 12/31/2008                                            $ 9.33937      $ 6.47012                0

AST T. Rowe Price Asset Allocation Portfolio

   09/04/2007 to 12/31/2007                                            $10.06346      $10.11677                0
   01/01/2008 to 12/31/2008                                            $10.11677      $ 7.38495                0

AST T. Rowe Price Global Bond Portfolio

   09/04/2007 to 12/31/2007                                            $ 9.98171      $10.54736                0
   01/01/2008 to 12/31/2008                                            $10.54736      $10.14348                0

AST T. Rowe Price Natural Resources Portfolio

   09/04/2007 to 12/31/2007                                            $10.21185      $11.53717                0
   01/01/2008 to 12/31/2008                                            $11.53717      $ 5.68760                0

AST Advanced Strategies Portfolio

   09/04/2007 to 12/31/2007                                            $10.05143      $10.39752                0
   01/01/2008 to 12/31/2008                                            $10.39752      $ 7.19429            1,907

AST First Trust Capital Appreciation Target Portfolio

   09/04/2007 to 12/31/2007                                            $10.06811      $10.25767                0
   01/01/2008 to 12/31/2008                                            $10.25767      $ 5.99477            8,216

AST First Trust Balanced Target Portfolio

   09/04/2007 to 12/31/2007                                            $10.05119      $10.18603                0
   01/01/2008 to 12/31/2008                                            $10.18603      $ 6.57782            4,559

AST International Value Portfolio

   09/04/2007 to 12/31/2007                                            $10.07757      $10.28292                0
   01/01/2008 to 12/31/2008                                            $10.28292      $ 5.67570                0

AST PIMCO Total Return Bond Portfolio

   09/04/2007 to 12/31/2007                                            $ 9.99842      $10.49431                0
   01/01/2008 to 12/31/2008                                            $10.49431      $10.11063                0

AST Small-Cap Growth Portfolio

   09/04/2007 to 12/31/2007                                            $10.09145      $ 9.96928                0
   01/01/2008 to 12/31/2008                                            $ 9.96928      $ 6.38753                0

AST Money Market Portfolio

   09/04/2007 to 12/31/2007                                            $ 9.99978      $10.10576                0
   01/01/2008 to 12/31/2008                                            $10.10576      $10.21118                0

AST T. Rowe Price Large-Cap Growth Portfolio

   09/04/2007 to 12/31/2007                                            $10.14397      $10.01532                0
   01/01/2008 to 12/31/2008                                            $10.01532      $ 5.86720                0

AST Western Asset Core Plus Bond Portfolio

   11/19/2007* to 12/31/2007                                           $ 9.99882      $ 9.98230                0
   01/01/2008 to 12/31/2008                                            $ 9.98230      $ 9.32688                0

AST Investment Grade Bond Portfolio

   01/28/2008* to 12/31/2008                                           $ 9.99882      $10.75490           62,309

AST Global Real Estate Portfolio

   07/21/2008* to 12/31/2008                                           $10.17550      $ 6.11981                0

AST Parametric Emerging Markets Equity Portfolio

   07/21/2008* to 12/31/2008                                           $10.10156      $ 5.57966                0

AST Focus Four Plus Portfolio

   07/21/2008* to 12/31/2008                                           $ 9.99882      $ 7.48075                0

Franklin Templeton VIP Founding Funds Allocation Fund

   05/01/2008* to 12/31/2008                                           $10.07817      $ 6.65282           14,584

AST CLS Growth Asset Allocation Portfolio

   05/01/2008* to 12/31/2008                                           $10.09933      $ 6.70773                0

AST CLS Moderate Asset Allocation Portfolio

   05/01/2008* to 12/31/2008                                           $10.08116      $ 7.35764                0

AST Horizon Growth Asset Allocation Portfolio

   05/01/2008* to 12/31/2008                                           $10.11185      $ 7.15044                0

AST Horizon Moderate Asset Allocation Portfolio

   05/01/2008* to 12/31/2008                                           $10.08934      $ 7.62724                0

AST Niemann Capital Growth Asset Allocation Portfolio

   05/01/2008* to 12/31/2008                                           $10.10367      $ 7.51815                0

AST Goldman Sachs Small-Cap Value Portfolio

   07/21/2008* to 12/31/2008                                           $10.03370      $ 7.64731                0



*Denotes the start date of these sub-accounts

                                PREMIER Bb SERIES
                          Pruco Life Insurance Company
                       Statement of Additional Information

     ACCUMULATION UNIT VALUES: Lifetime Five Income Benefit Only (1.55%) OR Highest Daily Lifetime Five Income Benefit Only (1.55%) OR HAV and HD GRO (1.55%)



                                                                                                     NUMBER OF
                                                                    ACCUMULATION   ACCUMULATION    ACCUMULATION
                                                                     UNIT VALUE     UNIT VALUE         UNITS
                                                                    AT BEGINNING      AT END      OUTSTANDING AT
SUB ACCOUNTS                                                          OF PERIOD     OF PERIOD      END OF PERIOD
------------                                                        ------------   ------------   --------------
AST International Growth Portfolio

   09/04/2007 to 12/31/2007                                            $11.52056      $12.44440          160,902
   01/01/2008 to 12/31/2008                                            $12.44440      $ 6.09868          233,765

AST Aggressive Asset Allocation Portfolio

   09/04/2007 to 12/31/2007                                            $11.36107      $11.50135          828,348
   01/01/2008 to 12/31/2008                                            $11.50135      $ 6.53179          909,806

AST AllianceBernstein Core Value Portfolio

   09/04/2007 to 12/31/2007                                            $11.24033      $10.52167           90,758
   01/01/2008 to 12/31/2008                                            $10.52167      $ 6.02125           94,337

AST AllianceBernstein Growth & Income Portfolio

   09/04/2007 to 12/31/2007                                            $11.52186      $11.43381          133,709
   01/01/2008 to 12/31/2008                                            $11.43381      $ 6.67776          175,361

AST QMA US Equity Alpha
   formerly, AST AllianceBernstein Managed Index 500 Portfolio

   09/04/2007 to 12/31/2007                                            $11.22094      $10.79584          109,945
   01/01/2008 to 12/31/2008                                            $10.79584      $ 6.51497          137,469

AST American Century Income & Growth Portfolio

   09/04/2007 to 12/31/2007                                            $11.40677      $10.85441           83,061
   01/01/2008 to 12/31/2008                                            $10.85441      $ 6.97484          118,976

AST Schroders Multi-Asset World Strategies Portfolio formerly, AST American Century Strategic Allocation Portfolio

   09/04/2007 to 12/31/2007                                            $11.09854      $11.34807           50,902
   01/01/2008 to 12/31/2008                                            $11.34807      $ 7.80093          541,511

AST Academic Strategies Asset Allocation Portfolio formerly, AST Balanced Asset Allocation Portfolio

   09/04/2007 to 12/31/2007                                            $11.09867      $11.35167        1,979,283
   01/01/2008 to 12/31/2008                                            $11.35167      $ 7.62021        5,470,612

AST Capital Growth Asset Allocation Portfolio

   09/04/2007 to 12/31/2007                                            $11.25110      $11.46891        2,304,166
   01/01/2008 to 12/31/2008                                            $11.46891      $ 7.34781        5,994,725

AST Cohen & Steers Realty Portfolio

   09/04/2007 to 12/31/2007                                            $10.99032      $ 9.56185          129,875
   01/01/2008 to 12/31/2008                                            $ 9.56185      $ 6.11539          223,594

AST Balanced Asset Allocation Portfolio
   formerly, AST Conservative Asset Allocation Portfolio

   09/04/2007 to 12/31/2007                                            $11.01236      $11.29102          882,633
   01/01/2008 to 12/31/2008                                            $11.29102      $ 7.92738        6,284,486

AST DeAm Large-Cap Value Portfolio

   09/04/2007 to 12/31/2007                                            $11.38749      $10.98653          109,965
   01/01/2008 to 12/31/2008                                            $10.98653      $ 6.78317          128,982

AST Neuberger Berman Small-Cap Growth Portfolio

   09/04/2007 to 12/31/2007                                            $10.30178      $11.05501           48,803
   01/01/2008 to 12/31/2008                                            $11.05501      $ 6.25525           67,244

AST DeAm Small-Cap Value Portfolio

   09/04/2007 to 12/31/2007                                            $ 9.57832      $ 8.47377           54,692
   01/01/2008 to 07/18/2008                                            $ 8.47377      $ 7.76928                0

AST Federated Aggressive Growth Portfolio

   09/04/2007 to 12/31/2007                                            $10.74584      $10.90438           57,968
   01/01/2008 to 12/31/2008                                            $10.90438      $ 6.00326           79,885

AST UBS Dynamic Alpha Portfolio

   09/04/2007 to 12/31/2007                                            $11.01436      $10.58861           57,137
   01/01/2008 to 12/31/2008                                            $10.58861      $ 8.59008        2,495,791

AST Goldman Sachs Concentrated Growth Portfolio

   09/04/2007 to 12/31/2007                                            $11.44789      $11.51919          118,236
   01/01/2008 to 12/31/2008                                            $11.51919      $ 6.77534          202,174

AST High Yield Portfolio

   09/04/2007 to 12/31/2007                                            $10.49103      $10.67274           82,416
   01/01/2008 to 12/31/2008                                            $10.67274      $ 7.82524          107,722

AST Goldman Sachs Mid-Cap Growth Portfolio

   09/04/2007 to 12/31/2007                                            $11.54577      $11.60729           69,386
   01/01/2008 to 12/31/2008                                            $11.60729      $ 6.76729          106,877

AST JPMorgan International Equity Portfolio

   09/04/2007 to 12/31/2007                                            $11.16975      $11.41442          141,891
   01/01/2008 to 12/31/2008                                            $11.41442      $ 6.58885          218,870

AST Large-Cap Value Portfolio

   09/04/2007 to 12/31/2007                                            $11.16313      $10.53044          127,887
   01/01/2008 to 12/31/2008                                            $10.53044      $ 6.06725          214,857

AST Lord Abbett Bond-Debenture Portfolio

   09/04/2007 to 12/31/2007                                            $10.78155      $10.95860           38,378
   01/01/2008 to 12/31/2008                                            $10.95860      $ 8.28202           46,938

AST Marsico Capital Growth Portfolio

   09/04/2007 to 12/31/2007                                            $11.02636      $11.57756          132,600
   01/01/2008 to 12/31/2008                                            $11.57756      $ 6.42308          210,852

AST MFS Global Equity Portfolio

   09/04/2007 to 12/31/2007                                            $11.71519      $11.97391          106,458
   01/01/2008 to 12/31/2008                                            $11.97391      $ 7.78320          172,126

AST MFS Growth Portfolio

   09/04/2007 to 12/31/2007                                            $11.21343      $11.78062           57,864
   01/01/2008 to 12/31/2008                                            $11.78062      $ 7.38927           92,343

AST Mid-Cap Value Portfolio

   09/04/2007 to 12/31/2007                                            $10.91824      $10.53613           68,861
   01/01/2008 to 12/31/2008                                            $10.53613      $ 6.41960           81,548

AST Neuberger Berman Mid-Cap Growth Portfolio

   09/04/2007 to 12/31/2007                                            $12.02718      $12.28959           92,876
   01/01/2008 to 12/31/2008                                            $12.28959      $ 6.87585          136,526

AST Neuberger Berman / LSV Mid-Cap Value Portfolio formerly, AST Neuberger Berman Mid-Cap Value Portfolio

   09/04/2007 to 12/31/2007                                            $10.37574      $10.33156          108,936
   01/01/2008 to 12/31/2008                                            $10.33156      $ 5.87444          133,061

AST PIMCO Limited Maturity Bond Portfolio

   09/04/2007 to 12/31/2007                                            $10.38868      $10.70491           27,226
   01/01/2008 to 12/31/2008                                            $10.70491      $10.65895          273,679

AST Preservation Asset Allocation Portfolio

   09/04/2007 to 12/31/2007                                            $10.80192      $11.16097          213,961
   01/01/2008 to 12/31/2008                                            $11.16097      $ 8.84892        4,320,625

AST Small-Cap Value Portfolio

   09/04/2007 to 12/31/2007                                            $10.51386      $ 9.73292          127,547
   01/01/2008 to 12/31/2008                                            $ 9.73292      $ 6.73606          266,159

AST T. Rowe Price Asset Allocation Portfolio

   09/04/2007 to 12/31/2007                                            $11.08326      $11.13836          209,218
   01/01/2008 to 12/31/2008                                            $11.13836      $ 8.12262        1,854,755

AST T. Rowe Price Global Bond Portfolio

   09/04/2007 to 12/31/2007                                            $10.53457      $11.12805           57,667
   01/01/2008 to 12/31/2008                                            $11.12805      $10.69133          156,631

AST T. Rowe Price Natural Resources Portfolio

   09/04/2007 to 12/31/2007                                            $12.05033      $13.60991          492,266
   01/01/2008 to 12/31/2008                                            $13.60991      $ 6.70277          838,493

AST Advanced Strategies Portfolio

   09/04/2007 to 12/31/2007                                            $10.94853      $11.32196          547,245
   01/01/2008 to 12/31/2008                                            $11.32196      $ 7.82619        2,348,236

AST First Trust Capital Appreciation Target Portfolio

   09/04/2007 to 12/31/2007                                            $11.11078      $11.31636          374,786
   01/01/2008 to 12/31/2008                                            $11.31636      $ 6.60696        1,947,722

AST First Trust Balanced Target Portfolio

   09/04/2007 to 12/31/2007                                            $11.11671      $11.26222          283,687
   01/01/2008 to 12/31/2008                                            $11.26222      $ 7.26552        1,779,824

AST International Value Portfolio

   09/04/2007 to 12/31/2007                                            $12.37110      $12.61913          193,893
   01/01/2008 to 12/31/2008                                            $12.61913      $ 6.95843          217,704

AST PIMCO Total Return Bond Portfolio

   09/04/2007 to 12/31/2007                                            $10.48149      $10.99780          175,563
   01/01/2008 to 12/31/2008                                            $10.99780      $10.58517          737,508

AST Small-Cap Growth Portfolio

   09/04/2007 to 12/31/2007                                            $10.59999      $10.46833           49,715
   01/01/2008 to 12/31/2008                                            $10.46833      $ 6.70061           81,727

AST Money Market Portfolio

   09/04/2007 to 12/31/2007                                            $10.44745      $10.55481          439,666
   01/01/2008 to 12/31/2008                                            $10.55481      $10.65447        2,759,260

AST T. Rowe Price Large-Cap Growth Portfolio

   09/04/2007 to 12/31/2007                                            $11.31184      $11.16482          124,564
   01/01/2008 to 12/31/2008                                            $11.16482      $ 6.53413          187,362

AST Western Asset Core Plus Bond Portfolio

   11/19/2007* to 12/31/2007                                           $ 9.99874      $ 9.98107                0
   01/01/2008 to 12/31/2008                                            $ 9.98107      $ 9.31646          155,946

AST Investment Grade Bond Portfolio

   01/28/2008* to 12/31/2008                                           $ 9.99874      $10.74503       22,292,196

AST Bond Portfolio 2018

   01/28/2008* to 12/31/2008                                           $ 9.99874      $12.06604                0

AST Bond Portfolio 2019

   01/28/2008* to 12/31/2008                                           $ 9.99874      $12.13503                0

AST Global Real Estate Portfolio

   07/21/2008* to 12/31/2008                                           $10.17542      $ 6.11700            5,945

AST Parametric Emerging Markets Equity Portfolio

   07/21/2008* to 12/31/2008                                           $10.10148      $ 5.57715            2,526

AST Focus Four Plus Portfolio

   07/21/2008* to 12/31/2008                                           $ 9.99874      $ 7.47746          150,004

Franklin Templeton VIP Founding Funds Allocation Fund

   05/01/2008* to 12/31/2008                                           $10.07814      $ 6.64843          792,320

AST CLS Growth Asset Allocation Portfolio

   05/01/2008* to 12/31/2008                                           $10.09931      $ 6.70326          384,017

AST CLS Moderate Asset Allocation Portfolio

   05/01/2008* to 12/31/2008                                           $10.08113      $ 7.35283          771,630

AST Horizon Growth Asset Allocation Portfolio

   05/01/2008* to 12/31/2008                                           $10.11182      $ 7.14571          252,249

AST Horizon Moderate Asset Allocation Portfolio

   05/01/2008* to 12/31/2008                                           $10.08931      $ 7.62229          594,087

AST Niemann Capital Growth Asset Allocation Portfolio

   05/01/2008* to 12/31/2008                                           $10.10364      $ 7.51323          188,606

AST Goldman Sachs Small-Cap Value Portfolio

   07/21/2008* to 12/31/2008                                           $10.03362      $ 7.64384           28,596



*Denotes the start date of these sub-accounts

                                PREMIER Bb SERIES
                          Pruco Life Insurance Company
                       Statement of Additional Information

     ACCUMULATION UNIT VALUES: Spousal Lifetime Five Income Benefit Only OR HD GRO with DB (1.70%)



                                                                                                     NUMBER OF
                                                                    ACCUMULATION   ACCUMULATION    ACCUMULATION
                                                                     UNIT VALUE     UNIT VALUE         UNITS
                                                                    AT BEGINNING      AT END      OUTSTANDING AT
SUB ACCOUNTS                                                          OF PERIOD      OF PERIOD     END OF PERIOD
------------                                                        ------------   ------------   --------------
AST International Growth Portfolio

   09/04/2007 to 12/31/2007                                            $10.07589      $10.87865                0
   01/01/2008 to 12/31/2008                                            $10.87865      $ 5.32347                0

AST Aggressive Asset Allocation Portfolio

   09/04/2007 to 12/31/2007                                            $10.10350      $10.22335                0
   01/01/2008 to 12/31/2008                                            $10.22335      $ 5.79748                0

AST AllianceBernstein Core Value Portfolio

   09/04/2007 to 12/31/2007                                            $10.08990      $ 9.44027                0
   01/01/2008 to 12/31/2008                                            $ 9.44027      $ 5.39439                0

AST AllianceBernstein Growth & Income Portfolio

   09/04/2007 to 12/31/2007                                            $10.09199      $10.01010                0
   01/01/2008 to 12/31/2008                                            $10.01010      $ 5.83767                0

AST QMA US Equity Alpha
   formerly, AST AllianceBernstein Managed Index 500 Portfolio

   09/04/2007 to 12/31/2007                                            $10.08932      $ 9.70245                0
   01/01/2008 to 12/31/2008                                            $ 9.70245      $ 5.84646                0

AST American Century Income & Growth Portfolio

   09/04/2007 to 12/31/2007                                            $10.12153      $ 9.62685                0
   01/01/2008 to 12/31/2008                                            $ 9.62685      $ 6.17686                0

AST Schroders Multi-Asset World Strategies Portfolio formerly, AST American Century Strategic Allocation Portfolio

   09/04/2007 to 12/31/2007                                            $10.06777      $10.28928                0
   01/01/2008 to 12/31/2008                                            $10.28928      $ 7.06265                0

AST Academic Strategies Asset Allocation Portfolio formerly, AST Balanced Asset Allocation Portfolio

   09/04/2007 to 12/31/2007                                            $10.06578      $10.29036                0
   01/01/2008 to 12/31/2008                                            $10.29036      $ 6.89756                0

AST Capital Growth Asset Allocation Portfolio

   09/04/2007 to 12/31/2007                                            $10.08914      $10.27957                0
   01/01/2008 to 12/31/2008                                            $10.27957      $ 6.57609                0

AST Cohen & Steers Realty Portfolio

   09/04/2007 to 12/31/2007                                            $10.13608      $ 8.81443                0
   01/01/2008 to 12/31/2008                                            $ 8.81443      $ 5.62898                0

AST Balanced Asset Allocation Portfolio
   formerly, AST Conservative Asset Allocation Portfolio

   09/04/2007 to 12/31/2007                                            $10.06670      $10.31656                0
   01/01/2008 to 12/31/2008                                            $10.31656      $ 7.23252                0

AST DeAm Large-Cap Value Portfolio

   09/04/2007 to 12/31/2007                                            $10.11252      $ 9.75180                0
   01/01/2008 to 12/31/2008                                            $ 9.75180      $ 6.01200                0

AST Neuberger Berman Small-Cap Growth Portfolio

   09/04/2007 to 12/31/2007                                            $10.15137      $10.88844                0
   01/01/2008 to 12/31/2008                                            $10.88844      $ 6.15199                0

AST DeAm Small-Cap Value Portfolio

   09/04/2007 to 12/31/2007                                            $10.07103      $ 8.90547                0
   01/01/2008 to 07/18/2008                                            $ 8.90547      $ 8.15851                0

AST Federated Aggressive Growth Portfolio

   09/04/2007 to 12/31/2007                                            $10.08672      $10.23068                0
   01/01/2008 to 12/31/2008                                            $10.23068      $ 5.62413                0

AST UBS Dynamic Alpha Portfolio

   09/04/2007 to 12/31/2007                                            $10.04717      $ 9.65428                0
   01/01/2008 to 12/31/2008                                            $ 9.65428      $ 7.82060            1,319

AST Goldman Sachs Concentrated Growth Portfolio

   09/04/2007 to 12/31/2007                                            $10.14175      $10.20006                0
   01/01/2008 to 12/31/2008                                            $10.20006      $ 5.99060                0

AST High Yield Portfolio

   09/04/2007 to 12/31/2007                                            $10.02193      $10.19061                0
   01/01/2008 to 12/31/2008                                            $10.19061      $ 7.46065                0

AST Goldman Sachs Mid-Cap Growth Portfolio

   09/04/2007 to 12/31/2007                                            $10.15577      $10.20504                0
   01/01/2008 to 12/31/2008                                            $10.20504      $ 5.94093                0

AST JPMorgan International Equity Portfolio

   09/04/2007 to 12/31/2007                                            $10.07182      $10.28751                0
   01/01/2008 to 12/31/2008                                            $10.28751      $ 5.92957                0

AST Large-Cap Value Portfolio

   09/04/2007 to 12/31/2007                                            $10.09111      $ 9.51468                0
   01/01/2008 to 12/31/2008                                            $ 9.51468      $ 5.47387                0

AST Lord Abbett Bond-Debenture Portfolio

   09/04/2007 to 12/31/2007                                            $10.02297      $10.18268                0
   01/01/2008 to 12/31/2008                                            $10.18268      $ 7.68422                0

AST Marsico Capital Growth Portfolio

   09/04/2007 to 12/31/2007                                            $10.12082      $10.62167                0
   01/01/2008 to 12/31/2008                                            $10.62167      $ 5.88400                0

AST MFS Global Equity Portfolio

   09/04/2007 to 12/31/2007                                            $10.06288      $10.28019                0
   01/01/2008 to 12/31/2008                                            $10.28019      $ 6.67246                0

AST MFS Growth Portfolio

   09/04/2007 to 12/31/2007                                            $10.11638      $10.62305                0
   01/01/2008 to 12/31/2008                                            $10.62305      $ 6.65333                0

AST Mid-Cap Value Portfolio

   09/04/2007 to 12/31/2007                                            $10.10856      $ 9.75005                0
   01/01/2008 to 12/31/2008                                            $ 9.75005      $ 5.93190                0

AST Neuberger Berman Mid-Cap Growth Portfolio

   09/04/2007 to 12/31/2007                                            $10.15100      $10.36749                0
   01/01/2008 to 12/31/2008                                            $10.36749      $ 5.79188                0

AST Neuberger Berman / LSV Mid-Cap Value Portfolio formerly, AST Neuberger Berman Mid-Cap Value Portfolio

   09/04/2007 to 12/31/2007                                            $10.15067      $10.10265                0
   01/01/2008 to 12/31/2008                                            $10.10265      $ 5.73576                0

AST PIMCO Limited Maturity Bond Portfolio

   09/04/2007 to 12/31/2007                                            $ 9.99815      $10.29756                0
   01/01/2008 to 12/31/2008                                            $10.29756      $10.23824                0

AST Preservation Asset Allocation Portfolio

   09/04/2007 to 12/31/2007                                            $10.03349      $10.36204                0
   01/01/2008 to 12/31/2008                                            $10.36204      $ 8.20346                0

AST Small-Cap Value Portfolio

   09/04/2007 to 12/31/2007                                            $10.08521      $ 9.33168                0
   01/01/2008 to 12/31/2008                                            $ 9.33168      $ 6.44885                0

AST T. Rowe Price Asset Allocation Portfolio

   09/04/2007 to 12/31/2007                                            $10.06319      $10.10841                0
   01/01/2008 to 12/31/2008                                            $10.10841      $ 7.36066                0

AST T. Rowe Price Global Bond Portfolio

   09/04/2007 to 12/31/2007                                            $ 9.98144      $10.53870                0
   01/01/2008 to 12/31/2008                                            $10.53870      $10.11020                0

AST T. Rowe Price Natural Resources Portfolio

   09/04/2007 to 12/31/2007                                            $10.21158      $11.52768                0
   01/01/2008 to 12/31/2008                                            $11.52768      $ 5.66891                0

AST Advanced Strategies Portfolio

   09/04/2007 to 12/31/2007                                            $10.05116      $10.38897                0
   01/01/2008 to 12/31/2008                                            $10.38897      $ 7.17072                0

AST First Trust Capital Appreciation Target Portfolio

   09/04/2007 to 12/31/2007                                            $10.06784      $10.24921                0
   01/01/2008 to 12/31/2008                                            $10.24921      $ 5.97509            5,571

AST First Trust Balanced Target Portfolio

   09/04/2007 to 12/31/2007                                            $10.05092      $10.17762                0
   01/01/2008 to 12/31/2008                                            $10.17762      $ 6.55614                0

AST International Value Portfolio

   09/04/2007 to 12/31/2007                                            $10.07730      $10.27451                0
   01/01/2008 to 12/31/2008                                            $10.27451      $ 5.65719                0

AST PIMCO Total Return Bond Portfolio

   09/04/2007 to 12/31/2007                                            $ 9.99815      $10.48561                0
   01/01/2008 to 12/31/2008                                            $10.48561      $10.07735                0

AST Small-Cap Growth Portfolio

   09/04/2007 to 12/31/2007                                            $10.09118      $ 9.96110                0
   01/01/2008 to 12/31/2008                                            $ 9.96110      $ 6.36649                0

AST Money Market Portfolio

   09/04/2007 to 12/31/2007                                            $ 9.99951      $10.09744                0
   01/01/2008 to 12/31/2008                                            $10.09744      $10.17767                0

AST T. Rowe Price Large-Cap Growth Portfolio

   09/04/2007 to 12/31/2007                                            $10.14370      $10.00708                0
   01/01/2008 to 12/31/2008                                            $10.00708      $ 5.84797                0

AST Western Asset Core Plus Bond Portfolio

   11/19/2007* to 12/31/2007                                           $ 9.99861      $ 9.97925                0
   01/01/2008 to 12/31/2008                                            $ 9.97925      $ 9.30103                0

AST Global Real Estate Portfolio

   07/21/2008* to 12/31/2008                                           $10.17530      $ 6.11293                0

AST Parametric Emerging Markets Equity Portfolio

   07/21/2008* to 12/31/2008                                           $10.10136      $ 5.57335                0

AST Focus Four Plus Portfolio

   07/21/2008* to 12/31/2008                                           $ 9.99862      $ 7.47237                0

Franklin Templeton VIP Founding Funds Allocation Fund

   05/01/2008* to 12/31/2008                                           $10.07810      $ 6.64193                0

AST CLS Growth Asset Allocation Portfolio

   05/01/2008* to 12/31/2008                                           $10.09927      $ 6.69672                0

AST CLS Moderate Asset Allocation Portfolio

   05/01/2008* to 12/31/2008                                           $10.08109      $ 7.34558                0

AST Horizon Growth Asset Allocation Portfolio

   05/01/2008* to 12/31/2008                                           $10.11178      $ 7.13867                0

AST Horizon Moderate Asset Allocation Portfolio

   05/01/2008* to 12/31/2008                                           $10.08927      $ 7.61467                0

AST Niemann Capital Growth Asset Allocation Portfolio

   05/01/2008* to 12/31/2008                                           $10.10360      $ 7.50574                0

AST Goldman Sachs Small-Cap Value Portfolio

   07/21/2008* to 12/31/2008                                           $10.03350      $ 7.63876                0



*Denotes the start date of these sub-accounts

                                PREMIER Bb SERIES
                          Pruco Life Insurance Company
                       Statement of Additional Information

     ACCUMULATION UNIT VALUES: With Combo 5%/HAV and HD GRO (1.80%)



                                                                                                     NUMBER OF
                                                                    ACCUMULATION   ACCUMULATION    ACCUMULATION
                                                                     UNIT VALUE     UNIT VALUE         UNITS
                                                                    AT BEGINNING      AT END      OUTSTANDING AT
SUB ACCOUNTS                                                          OF PERIOD      OF PERIOD     END OF PERIOD
------------                                                        ------------   ------------   --------------
AST International Growth Portfolio

   01/28/2008 to 12/31/2008                                            $11.04774      $ 6.05863                0

AST Aggressive Asset Allocation Portfolio

   01/28/2008 to 12/31/2008                                            $10.39432      $ 6.48888                0

AST AllianceBernstein Core Value Portfolio

   01/28/2008 to 12/31/2008                                            $ 9.77313      $ 5.98171                0

AST AllianceBernstein Growth & Income Portfolio

   01/28/2008 to 12/31/2008                                            $10.55757      $ 6.63384                0

AST QMA US Equity Alpha
   formerly, AST AllianceBernstein Managed Index 500 Portfolio

   01/28/2008 to 12/31/2008                                            $ 9.89035      $ 6.47223                0

AST American Century Income & Growth Portfolio

   01/28/2008 to 12/31/2008                                            $10.02331      $ 6.92900                0

AST Schroders Multi-Asset World Strategies Portfolio formerly, AST American Century Strategic Allocation Portfolio

   01/28/2008 to 12/31/2008                                            $10.67439      $ 7.74969                0

AST Academic Strategies Asset Allocation Portfolio formerly, AST Balanced Asset Allocation Portfolio

   01/28/2008 to 12/31/2008                                            $10.66793      $ 7.57016                0

AST Capital Growth Asset Allocation Portfolio

   01/28/2008 to 12/31/2008                                            $10.64512      $ 7.29960                0

AST Cohen & Steers Realty Portfolio

   01/28/2008 to 12/31/2008                                            $ 9.54882      $ 6.07516                0

AST Balanced Asset Allocation Portfolio
   formerly, AST Conservative Asset Allocation Portfolio

   01/28/2008 to 12/31/2008                                            $10.74461      $ 7.87536                0

AST DeAm Large-Cap Value Portfolio

   01/28/2008 to 12/31/2008                                            $10.23053      $ 6.73868                0

AST Neuberger Berman Small-Cap Growth Portfolio

   01/28/2008 to 12/31/2008                                            $ 9.55849      $ 6.21411                0

AST DeAm Small-Cap Value Portfolio

   01/28/2008 to 07/18/2008                                            $ 7.90885      $ 7.72699                0

AST Federated Aggressive Growth Portfolio

   01/28/2008 to 12/31/2008                                            $ 9.69091      $ 5.96393                0

AST UBS Dynamic Alpha Portfolio

   01/28/2008 to 12/31/2008                                            $10.79862      $ 8.53380                0

AST Goldman Sachs Concentrated Growth Portfolio

   01/28/2008 to 12/31/2008                                            $10.25527      $ 6.73082                0

AST High Yield Portfolio

   01/28/2008 to 12/31/2008                                            $10.51829      $ 7.77374                0

AST Goldman Sachs Mid-Cap Growth Portfolio

   01/28/2008 to 12/31/2008                                            $10.44056      $ 6.72291                0

AST JPMorgan International Equity Portfolio

   01/28/2008 to 12/31/2008                                            $10.32384      $ 6.54565                0

AST Large-Cap Value Portfolio

   01/28/2008 to 12/31/2008                                            $ 9.92036      $ 6.02732                0

AST Lord Abbett Bond-Debenture Portfolio

   01/28/2008 to 12/31/2008                                            $10.67274      $ 8.22753                0

AST Marsico Capital Growth Portfolio

   01/28/2008 to 12/31/2008                                            $10.37106      $ 6.38093                0

AST MFS Global Equity Portfolio

   01/28/2008 to 12/31/2008                                            $10.88205      $ 7.73203                0

AST MFS Growth Portfolio

   01/28/2008 to 12/31/2008                                            $10.72178      $ 7.34079                0

AST Mid-Cap Value Portfolio

   01/28/2008 to 12/31/2008                                            $ 9.71384      $ 6.37746                0

AST Neuberger Berman Mid-Cap Growth Portfolio

   01/28/2008 to 12/31/2008                                            $10.79963      $ 6.83068                0

AST Neuberger Berman / LSV Mid-Cap Value Portfolio formerly, AST Neuberger Berman Mid-Cap Value Portfolio

   01/28/2008 to 12/31/2008                                            $ 9.33158      $ 5.83598                0

AST PIMCO Limited Maturity Bond Portfolio

   01/28/2008 to 12/31/2008                                            $10.95548      $10.58896                0

AST Preservation Asset Allocation Portfolio

   01/28/2008 to 12/31/2008                                            $10.87352      $ 8.79094                0

AST Small-Cap Value Portfolio

   01/28/2008 to 12/31/2008                                            $ 9.02102      $ 6.69183                0

AST T. Rowe Price Asset Allocation Portfolio

   01/28/2008 to 12/31/2008                                            $10.57406      $ 8.06926                0

AST T. Rowe Price Global Bond Portfolio

   01/28/2008 to 12/31/2008                                            $11.34463      $10.62110                0

AST T. Rowe Price Natural Resources Portfolio

   01/28/2008 to 12/31/2008                                            $12.20388      $ 6.65868                0

AST Advanced Strategies Portfolio

   01/28/2008 to 12/31/2008                                            $10.78166      $ 7.77480                0

AST First Trust Capital Appreciation Target Portfolio

   01/28/2008 to 12/31/2008                                            $10.50085      $ 6.56357                0

AST First Trust Balanced Target Portfolio

   01/28/2008 to 12/31/2008                                            $10.69808      $ 7.21784                0

AST International Value Portfolio

   01/28/2008 to 12/31/2008                                            $11.22025      $ 6.91270                0

AST PIMCO Total Return Bond Portfolio

   01/28/2008 to 12/31/2008                                            $11.23573      $10.51549                0

AST Small-Cap Growth Portfolio

   01/28/2008 to 12/31/2008                                            $ 9.34751      $ 6.65658                0

AST Money Market Portfolio

   01/28/2008 to 12/31/2008                                            $10.53168      $10.58460                0

AST T. Rowe Price Large-Cap Growth Portfolio

   01/28/2008 to 12/31/2008                                            $ 9.92140      $ 6.49123                0

AST Western Asset Core Plus Bond Portfolio

   01/28/2008 to 12/31/2008                                            $10.23348      $ 9.29077                0

AST Investment Grade Bond Portfolio

   01/28/2008* to 12/31/2008                                           $ 9.99854      $10.72041                0

AST Bond Portfolio 2018

   01/28/2008* to 12/31/2008                                           $ 9.99854      $12.03844                0

AST Bond Portfolio 2019

   01/28/2008* to 12/31/2008                                           $ 9.99854      $12.10728                0

AST Global Real Estate Portfolio

   07/21/2008* to 12/31/2008                                           $10.17522      $ 6.11016                0

AST Parametric Emerging Markets Equity Portfolio

   07/21/2008* to 12/31/2008                                           $10.10128      $ 5.57086                0

AST Focus Four Plus Portfolio

   07/21/2008* to 12/31/2008                                           $ 9.99854      $ 7.46903                0

Franklin Templeton VIP Founding Funds Allocation Fund

   05/01/2008* to 12/31/2008                                           $10.07808      $ 6.63754                0

AST CLS Growth Asset Allocation Portfolio

   05/01/2008* to 12/31/2008                                           $10.09924      $ 6.69228                0

AST CLS Moderate Asset Allocation Portfolio

   05/01/2008* to 12/31/2008                                           $10.08106      $ 7.34068                0

AST Horizon Growth Asset Allocation Portfolio

   05/01/2008* to 12/31/2008                                           $10.11176      $ 7.13394                0

AST Horizon Moderate Asset Allocation Portfolio

   05/01/2008* to 12/31/2008                                           $10.08924      $ 7.60965                0

AST Niemann Capital Growth Asset Allocation Portfolio

   05/01/2008* to 12/31/2008                                           $10.10357      $ 7.50079                0

AST Goldman Sachs Small-Cap Value Portfolio

   07/21/2008* to 12/31/2008                                           $10.03342      $ 7.63533                0



*Denotes the start date of these sub-accounts

                                PREMIER Bb SERIES
                          Pruco Life Insurance Company
                       Statement of Additional Information

     ACCUMULATION UNIT VALUES: Beneficiary Continuation Option - 1.00% Settlement Service Charge



                                                                                                     NUMBER OF
                                                                    ACCUMULATION   ACCUMULATION    ACCUMULATION
                                                                     UNIT VALUE     UNIT VALUE         UNITS
                                                                    AT BEGINNING       AT END     OUTSTANDING AT
SUB ACCOUNTS                                                          OF PERIOD      OF PERIOD     END OF PERIOD
------------                                                        ------------   ------------   --------------
AST International Growth Portfolio

   09/04/2007 to 12/31/2007                                            $11.13767      $12.05201                0
   01/01/2008 to 12/31/2008                                            $12.05201      $ 5.93863                0

AST Aggressive Asset Allocation Portfolio

   09/04/2007 to 12/31/2007                                            $10.89704      $11.05096            1,576
   01/01/2008 to 12/31/2008                                            $11.05096      $ 6.31035            3,962

AST AllianceBernstein Core Value Portfolio

   09/04/2007 to 12/31/2007                                            $10.48097      $ 9.82815            5,487
   01/01/2008 to 12/31/2008                                            $ 9.82815      $ 5.65507            5,921

AST AllianceBernstein Growth & Income Portfolio

   09/04/2007 to 12/31/2007                                            $10.68301      $10.62005                0
   01/01/2008 to 12/31/2008                                            $10.62005      $ 6.23634                0

AST QMA US Equity Alpha
   formerly, AST AllianceBernstein Managed Index 500 Portfolio

   09/04/2007 to 12/31/2007                                            $10.76093      $10.37151                0
   01/01/2008 to 12/31/2008                                            $10.37151      $ 6.29304                0

AST American Century Income & Growth Portfolio

   09/04/2007 to 12/31/2007                                            $10.68238      $10.18301                0
   01/01/2008 to 12/31/2008                                            $10.18301      $ 6.57914                0

AST Schroders Multi-Asset World Strategies Portfolio formerly, AST American Century Strategic Allocation Portfolio

   09/04/2007 to 12/31/2007                                            $10.61370      $10.87140            1,400
   01/01/2008 to 12/31/2008                                            $10.87140      $ 7.51399            1,359

AST Academic Strategies Asset Allocation Portfolio formerly, AST Balanced Asset Allocation Portfolio

   09/04/2007 to 12/31/2007                                            $10.65084      $10.91282          129,445
   01/01/2008 to 12/31/2008                                            $10.91282      $ 7.36563          142,405

AST Capital Growth Asset Allocation Portfolio

   09/04/2007 to 12/31/2007                                            $10.78415      $11.01224           40,327
   01/01/2008 to 12/31/2008                                            $11.01224      $ 7.09376           47,327

AST Cohen & Steers Realty Portfolio

   09/04/2007 to 12/31/2007                                            $ 8.96352      $ 7.81223            2,528
   01/01/2008 to 12/31/2008                                            $ 7.81223      $ 5.02371            2,463

AST Balanced Asset Allocation Portfolio
   formerly, AST Conservative Asset Allocation Portfolio

   09/04/2007 to 12/31/2007                                            $10.57427      $10.86097            3,120
   01/01/2008 to 12/31/2008                                            $10.86097      $ 7.66698          166,425

AST DeAm Large-Cap Value Portfolio

   09/04/2007 to 12/31/2007                                            $10.54973      $10.19617            2,976
   01/01/2008 to 12/31/2008                                            $10.19617      $ 6.32963                0

AST Neuberger Berman Small-Cap Growth Portfolio

   09/04/2007 to 12/31/2007                                            $10.93215      $11.75209                0
   01/01/2008 to 12/31/2008                                            $11.75209      $ 6.68601                0

AST DeAm Small-Cap Value Portfolio

   09/04/2007 to 12/31/2007                                            $ 9.40150      $ 8.33201                0
   01/01/2008 to 07/18/2008                                            $ 8.33201      $ 7.66199                0

AST Federated Aggressive Growth Portfolio

   09/04/2007 to 12/31/2007                                            $10.74191      $10.91958                0
   01/01/2008 to 12/31/2008                                            $10.91958      $ 6.04442                0

AST UBS Dynamic Alpha Portfolio

   09/04/2007 to 12/31/2007                                            $10.56432      $10.17383                0
   01/01/2008 to 12/31/2008                                            $10.17383      $ 8.29858           10,258

AST Goldman Sachs Concentrated Growth Portfolio

   09/04/2007 to 12/31/2007                                            $11.44473      $11.53628            4,723
   01/01/2008 to 12/31/2008                                            $11.53628      $ 6.82244            4,600

AST High Yield Portfolio

   09/04/2007 to 12/31/2007                                            $ 9.77923      $ 9.96607                0
   01/01/2008 to 12/31/2008                                            $ 9.96607      $ 7.34697                0

AST Goldman Sachs Mid-Cap Growth Portfolio

   09/04/2007 to 12/31/2007                                            $11.40892      $11.48986            1,492
   01/01/2008 to 12/31/2008                                            $11.48986      $ 6.73541                0

AST JPMorgan International Equity Portfolio

   09/04/2007 to 12/31/2007                                            $10.72520      $10.97941            2,000
   01/01/2008 to 12/31/2008                                            $10.97941      $ 6.37232            7,415

AST Large-Cap Value Portfolio

   09/04/2007 to 12/31/2007                                            $10.41786      $ 9.84473                0
   01/01/2008 to 12/31/2008                                            $ 9.84473      $ 5.70314                0

AST Lord Abbett Bond-Debenture Portfolio

   09/04/2007 to 12/31/2007                                            $10.13724      $10.32185                0
   01/01/2008 to 12/31/2008                                            $10.32185      $ 7.84324                0

AST Marsico Capital Growth Portfolio

   09/04/2007 to 12/31/2007                                            $10.90804      $11.47337            2,345
   01/01/2008 to 12/31/2008                                            $11.47337      $ 6.40005                0

AST MFS Global Equity Portfolio

   09/04/2007 to 12/31/2007                                            $10.69618      $10.95164                0
   01/01/2008 to 12/31/2008                                            $10.95164      $ 7.15759            1,243

AST MFS Growth Portfolio

   09/04/2007 to 12/31/2007                                            $11.01515      $11.59267                0
   01/01/2008 to 12/31/2008                                            $11.59267      $ 7.31108              440

AST Mid-Cap Value Portfolio

   09/04/2007 to 12/31/2007                                            $10.45914      $10.11084                0
   01/01/2008 to 12/31/2008                                            $10.11084      $ 6.19415                0

AST Neuberger Berman Mid-Cap Growth Portfolio

   09/04/2007 to 12/31/2007                                            $11.54987      $11.82260                0
   01/01/2008 to 12/31/2008                                            $11.82260      $ 6.65075                0

AST Neuberger Berman / LSV Mid-Cap Value Portfolio formerly, AST Neuberger Berman Mid-Cap Value Portfolio

   09/04/2007 to 12/31/2007                                            $10.28279      $10.25701            2,202
   01/01/2008 to 12/31/2008                                            $10.25701      $ 5.86395            1,930

AST PIMCO Limited Maturity Bond Portfolio

   09/04/2007 to 12/31/2007                                            $10.14687      $10.47408            6,233
   01/01/2008 to 12/31/2008                                            $10.47408      $10.48603            6,071

AST Preservation Asset Allocation Portfolio

   09/04/2007 to 12/31/2007                                            $10.39240      $10.75670                0
   01/01/2008 to 12/31/2008                                            $10.75670      $ 8.57497           34,793

AST Small-Cap Value Portfolio

   09/04/2007 to 12/31/2007                                            $10.17574      $ 9.43656            1,552
   01/01/2008 to 12/31/2008                                            $ 9.43656      $ 6.56669                0

AST T. Rowe Price Asset Allocation Portfolio

   09/04/2007 to 12/31/2007                                            $10.50779      $10.57860              492
   01/01/2008 to 12/31/2008                                            $10.57860      $ 7.75653           39,334

AST T. Rowe Price Global Bond Portfolio

   09/04/2007 to 12/31/2007                                            $10.13991      $10.73003                0
   01/01/2008 to 12/31/2008                                            $10.73003      $10.36499            3,077

AST T. Rowe Price Natural Resources Portfolio

   09/04/2007 to 12/31/2007                                            $12.32146      $13.94064                0
   01/01/2008 to 12/31/2008                                            $13.94064      $ 6.90317            6,773

AST Advanced Strategies Portfolio

   09/04/2007 to 12/31/2007                                            $10.45878      $10.83452                0
   01/01/2008 to 12/31/2008                                            $10.83452      $ 7.53017                0

AST First Trust Capital Appreciation Target Portfolio

   09/04/2007 to 12/31/2007                                            $10.96857      $11.19117              469
   01/01/2008 to 12/31/2008                                            $11.19117      $ 6.56949              393

AST First Trust Balanced Target Portfolio

   09/04/2007 to 12/31/2007                                            $10.61251      $10.77036            7,255
   01/01/2008 to 12/31/2008                                            $10.77036      $ 6.98618           42,388

AST International Value Portfolio

   09/04/2007 to 12/31/2007                                            $11.40158      $11.65068                0
   01/01/2008 to 12/31/2008                                            $11.65068      $ 6.45950                0

AST PIMCO Total Return Bond Portfolio

   09/04/2007 to 12/31/2007                                            $10.04735      $10.56075                0
   01/01/2008 to 12/31/2008                                            $10.56075      $10.21988            1,836

AST Small-Cap Growth Portfolio

   09/04/2007 to 12/31/2007                                            $10.58104      $10.46802                0
   01/01/2008 to 12/31/2008                                            $10.46802      $ 6.73693                0

AST Money Market Portfolio

   09/04/2007 to 12/31/2007                                            $10.17709      $10.29973                0
   01/01/2008 to 12/31/2008                                            $10.29973      $10.45357           10,390

AST T. Rowe Price Large-Cap Growth Portfolio

   09/04/2007 to 12/31/2007                                            $11.06436      $10.93976                0
   01/01/2008 to 12/31/2008                                            $10.93976      $ 6.43744            1,333

AST Western Asset Core Plus Bond Portfolio

   11/19/2007* to 12/31/2007                                           $ 9.99918      $ 9.98774                0
   01/01/2008 to 12/31/2008                                            $ 9.98774      $ 9.37351                0

AST Global Real Estate Portfolio

   07/21/2008* to 12/31/2008                                           $10.17586      $ 6.13224                0

AST Parametric Emerging Markets Equity Portfolio

   07/21/2008* to 12/31/2008                                           $10.10192      $ 5.59093                0

AST Focus Four Plus Portfolio

   07/21/2008* to 12/31/2008                                           $ 9.99918      $ 7.49594            5,059

Franklin Templeton VIP Founding Funds Allocation Fund

   05/01/2008* to 12/31/2008                                           $10.07829      $ 6.67267            5,683

AST CLS Growth Asset Allocation Portfolio

   05/01/2008* to 12/31/2008                                           $10.09946      $ 6.72784                0

AST CLS Moderate Asset Allocation Portfolio

   05/01/2008* to 12/31/2008                                           $10.08128      $ 7.37971                0

AST Horizon Growth Asset Allocation Portfolio

   05/01/2008* to 12/31/2008                                           $10.11197      $ 7.17178                0

AST Horizon Moderate Asset Allocation Portfolio

   05/01/2008* to 12/31/2008                                           $10.08946      $ 7.64998              744

AST Niemann Capital Growth Asset Allocation Portfolio

   05/01/2008* to 12/31/2008                                           $10.10379      $ 7.54057                0

AST Goldman Sachs Small-Cap Value Portfolio

   07/21/2008* to 12/31/2008                                           $10.03407      $ 7.66279              431



*Denotes the start date of these sub-accounts

                         PRUCO LIFE INSURANCE COMPANY
                     Consolidated Financial Statements and
            Report of Independent Registered Public Accounting Firm

                          December 31, 2008 and 2007

                         PRUCO LIFE INSURANCE COMPANY

                  INDEX TO CONSOLIDATED FINANCIAL STATEMENTS

Financial Statements                                                                                        Page No.
--------------------                                                                                        --------

   Management's Annual Report on Internal Control Over Financial Reporting.................................  F - 2

   Report of Independent Registered Public Accounting Firm.................................................  F - 3

   Consolidated Financial Statements:......................................................................

   Consolidated Statements of Financial Position - December 31, 2008 and 2007..............................  F - 4

   Consolidated Statements of Operations and Comprehensive Income Years ended December 31, 2008, 2007 and
     2006..................................................................................................  F - 5

   Consolidated Statements of Stockholder's Equity Years ended December 31, 2008, 2007 and 2006............  F - 6

   Consolidated Statements of Cash Flows Years ended December 31, 2008, 2007 and 2006......................  F - 7

   Notes to Consolidated Financial Statements..............................................................  F - 8

    Management's Annual Report on Internal Control Over Financial Reporting

Management of Pruco Life Insurance Company ("the Company") is responsible for establishing and maintaining adequate internal control over financial reporting. Management conducted an assessment of the effectiveness, as of December 31, 2008, of the Company's internal control over financial reporting, based on the framework established in Internal Control - Integrated Framework Issued by the Committee of Sponsoring Organizations of the Treadway Commission
(COSO). Based on our assessment under that framework, management concluded that the Company's internal control over financial reporting was effective as of December 31, 2008.

Our internal control over financial reporting is a process designed by or under the supervision of our principal executive and principal financial officers to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. Our internal control over financial reporting includes policies and procedures that (1) pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect transactions and dispositions of assets; (2) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles, and that receipts and expenditures are being made only in accordance with authorizations of management and the directors of the Company; and (3) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use, or disposition of the Company's assets that could have a material effect on our financial statements.

Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements.

This annual report does not include an attestation report of the company's registered public accounting firm regarding internal control over financial reporting. Management's report was not subject to attestation by the company's registered public accounting firm pursuant to temporary rules of the Securities and Exchange Commission that permit the company to provide only management's report in this annual report.

March 16, 2009

            Report of Independent Registered Public Accounting Firm

To the Board of Directors and Stockholder of Pruco Life Insurance Company

In our opinion, the consolidated financial statements listed in the accompanying index present fairly, in all material respects, the financial position of Pruco Life Insurance Company (a wholly owned subsidiary of The Prudential Insurance Company of America) and its subsidiaries at December 31, 2008 and December 31, 2007, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2008 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 2 of the consolidated financial statements, the Company adopted a framework for measuring fair value on January 1, 2008. Also, the Company changed its method of accounting for uncertainty in income taxes and for deferred acquisition costs in connection with modifications or exchanges of insurance contracts on January 1, 2007.

/s/ PricewaterhouseCoopers LLP
New York, New York
March 16, 2009

Pruco Life Insurance Company

Consolidated Statements of Financial Position
As of December 31, 2008 and 2007 (in thousands, except share amounts)
--------------------------------------------------------------------------------

                                                                                                        2008        2007
                                                                                                    -----------  -----------
ASSETS
Fixed maturities available for sale, at fair value (amortized cost, 2008--$4,865,526;
  2007--$4,470,186)................................................................................ $ 4,544,162  $ 4,509,969
Equity securities available for sale, at fair value (amortized cost, 2008--$28,015; 2007: $28,037).      16,872       30,107
Trading account assets.............................................................................       9,967        1,164
Policy loans.......................................................................................   1,001,518      961,054
Short term investments.............................................................................      76,195      119,606
Commercial loans...................................................................................     881,638      745,223
Other long term investments........................................................................      86,833       53,288
                                                                                                    -----------  -----------
   Total investments...............................................................................   6,617,185    6,420,411
Cash and cash equivalents..........................................................................     595,045       92,964
Deferred policy acquisition costs..................................................................   2,602,085    2,174,315
Accrued investment income..........................................................................      79,161       73,968
Reinsurance recoverables...........................................................................   3,043,662    1,599,910
Receivables from parent and affiliates.............................................................     190,576      155,990
Deferred sales inducements.........................................................................     269,310      215,057
Other assets.......................................................................................      24,005       15,932
Separate account assets............................................................................  17,574,530   24,609,488
                                                                                                    -----------  -----------
TOTAL ASSETS                                                                                        $30,995,559  $35,358,035
                                                                                                    ===========  ===========

LIABILITIES AND STOCKHOLDER'S EQUITY
LIABILITIES
Policyholders' account balances.................................................................... $ 6,322,008  $ 5,076,654
Future policy benefits and other policyholder liabilities..........................................   3,518,081    2,175,326
Cash collateral for loaned securities..............................................................     109,342      142,680
Securities sold under agreement to repurchase......................................................      44,371      272,803
Income taxes payable...............................................................................     477,591      484,107
Short term debt to affiliates......................................................................         100       55,863
Payables to parent and affiliates..................................................................      75,653       60,207
Other liabilities..................................................................................     146,142      207,491
Separate account liabilities.......................................................................  17,574,530   24,609,488
                                                                                                    -----------  -----------
Total liabilities                                                                                   $28,267,818  $33,084,619
                                                                                                    -----------  -----------

COMMITMENTS AND CONTINGENT LIABILITIES (See Note 12)

STOCKHOLDER'S EQUITY
Common stock, ($10 par value; 1,000,000 shares, authorized; 250,000 shares, issued and
  outstanding).....................................................................................       2,500        2,500
Additional paid-in capital.........................................................................     815,664      455,664
Retained earnings..................................................................................   2,046,712    1,797,387
Accumulated other comprehensive income.............................................................    (137,135)      17,865
                                                                                                    -----------  -----------
Total stockholder's equity                                                                            2,727,741    2,273,416
                                                                                                    -----------  -----------
TOTAL LIABILITIES AND STOCKHOLDER'S EQUITY                                                          $30,995,559  $35,358,035
                                                                                                    ===========  ===========

                See Notes to Consolidated Financial Statements

Pruco Life Insurance Company

Consolidated Statements of Operations and Comprehensive Income
Years Ended December 31, 2008, 2007 and 2006 (in thousands)
--------------------------------------------------------------------------------

                                                                                                    2008        2007
                                                                                                 ----------  ----------
REVENUES

Premiums........................................................................................ $   76,794  $   61,469
Policy charges and fee income...................................................................    686,149     688,477
Net investment income...........................................................................    363,751     381,394
Realized investment gains/(losses), net.........................................................    206,206     (20,683)
Asset administration fees.......................................................................     24,903      24,439
Other income....................................................................................     28,783      24,928
                                                                                                 ----------  ----------

Total revenues                                                                                    1,386,586   1,160,024
                                                                                                 ----------  ----------

BENEFITS AND EXPENSES

Policyholders' benefits.........................................................................    339,148     111,034
Interest credited to policyholders' account balances............................................    213,371     208,768
General, administrative and other expenses......................................................    519,738     528,476
                                                                                                 ----------  ----------

Total benefits and expenses                                                                       1,072,257     848,278
                                                                                                 ----------  ----------

Income from operations before income taxes......................................................    314,329     311,746

Income taxes:
   Current......................................................................................   (126,180)      8,570
   Deferred.....................................................................................    191,184      55,842
                                                                                                 ----------  ----------
Total income tax expense........................................................................     65,004      64,412
                                                                                                 ----------  ----------
NET INCOME                                                                                          249,325     247,334
                                                                                                 ----------  ----------

Change in net unrealized investment (losses)/gains and changes in foreign currency translation,
  net of taxes..................................................................................   (155,000)     (7,397)
                                                                                                 ----------  ----------

COMPREHENSIVE INCOME                                                                             $   94,325  $  239,937
                                                                                                 ==========  ==========

                                                                                                   2006
                                                                                                 --------
REVENUES

Premiums........................................................................................ $ 43,516
Policy charges and fee income...................................................................  547,693
Net investment income...........................................................................  401,436
Realized investment gains/(losses), net.........................................................  (62,749)
Asset administration fees.......................................................................   18,338
Other income....................................................................................   18,207
                                                                                                 --------

Total revenues                                                                                    966,441
                                                                                                 --------

BENEFITS AND EXPENSES

Policyholders' benefits.........................................................................  120,049
Interest credited to policyholders' account balances............................................  212,288
General, administrative and other expenses......................................................  308,850
                                                                                                 --------

Total benefits and expenses                                                                       641,187
                                                                                                 --------

Income from operations before income taxes......................................................  325,254

Income taxes:
   Current......................................................................................   89,034
   Deferred.....................................................................................  (26,572)
                                                                                                 --------
Total income tax expense........................................................................   62,462
                                                                                                 --------
NET INCOME                                                                                        262,792
                                                                                                 --------

Change in net unrealized investment (losses)/gains and changes in foreign currency translation,
  net of taxes..................................................................................    6,662
                                                                                                 --------

COMPREHENSIVE INCOME                                                                             $269,454
                                                                                                 ========

                See Notes to Consolidated Financial Statements

Pruco Life Insurance Company

Consolidated Statements of Stockholder's Equity
Years Ended December 31, 2008, 2007 and 2006 (in thousands)
--------------------------------------------------------------------------------

                                                                                                  Total
                                                                        Foreign       Net      Accumulated
                                               Additional              Currency   Unrealized      Other         Total
                                        Common  Paid-in-   Retained   Translation Investment  Comprehensive Stockholder's
                                        Stock   Capital    Earnings   Adjustments Gains(Loss) Income (Loss)    Equity
                                        ------ ---------- ----------  ----------- ----------- ------------- -------------
Balance, January 1, 2006                $2,500  $454,670  $1,590,441     $  --     $  18,600    $  18,600    $2,066,211

Net income.............................     --        --     262,792        --            --           --       262,792
Stock-based compensation programs......     --        (1)         --        --            --           --            (1)
Contributed Capital....................     --      (142)         --        --            --           --          (142)
Change in foreign currency translation
  adjustments, net of taxes............     --        --          --       167            --          167           167
Change in net unrealized investment
  gains, net of taxes..................     --        --          --        --         6,495        6,495         6,495
                                        ------  --------  ----------     -----     ---------    ---------    ----------
Balance, December 31, 2006              $2,500  $454,527  $1,853,233     $ 167     $  25,095    $  25,262    $2,335,522

Net income.............................                      247,334                                            247,334
Contributed Capital....................     --     1,137          --        --            --           --         1,137
Dividend to Parent.....................     --        --    (300,000)       --            --           --      (300,000)
Cumulative effect of changes in
  accounting principles, net of taxes..     --        --      (3,180)       --            --           --        (3,180)
Change in foreign currency translation
  adjustments, net of taxes                 --        --          --       462            --          462           462
Change in net unrealized investment
  (losses), net of taxes...............     --        --          --        --        (7,859)      (7,859)       (7,859)
                                        ------  --------  ----------     -----     ---------    ---------    ----------
Balance, December 31, 2007              $2,500  $455,664  $1,797,387     $ 629     $  17,236    $  17,865    $2,273,416

Net income.............................                      249,325                                            249,325
Contributed Capital....................     --   360,000          --        --            --           --       360,000
Change in foreign currency translation
  adjustments, net of taxes                 --        --          --      (477)           --         (477)         (477)
Change in net unrealized investment
  (losses), net of taxes...............     --        --          --        --      (154,523)    (154,523)     (154,523)
                                        ------  --------  ----------     -----     ---------    ---------    ----------
Balance, December 31, 2008              $2,500  $815,664  $2,046,712     $ 152     $(137,287)   $(137,135)   $2,727,741
                                        ======  ========  ==========     =====     =========    =========    ==========

                See Notes to Consolidated Financial Statements

Pruco Life Insurance Company

Consolidated Statements of Cash Flows
Years Ended December 31, 2008, 2007 and 2006 (in thousands)
--------------------------------------------------------------------------------

                                                                                             2008         2007         2006
                                                                                         -----------  -----------  -----------
CASH FLOWS FROM (USED IN) OPERATING ACTIVITIES:
Net income.............................................................................. $   249,325  $   247,334  $   262,792
Adjustments to reconcile net income to net cash from (used in) operating activities:
   Policy charges and fee income........................................................    (207,498)    (212,764)    (106,310)
   Interest credited to policyholders' account balances.................................     213,371      208,768      212,288
   Realized investment (gains)/losses, net..............................................    (206,206)      20,683       62,749
   Amortization and other non-cash items................................................      (5,505)      (1,786)       8,292
   Change in:...........................................................................
       Future policy benefits and other insurance liabilities...........................   1,331,959      410,521      318,680
       Reinsurance recoverable..........................................................  (1,104,127)    (378,931)    (275,898)
       Accrued investment income........................................................      (5,193)        (379)      21,415
       Receivables from parent and affiliates...........................................     (30,500)     (12,663)       3,427
       Payables to parent and affiliates................................................      15,446       30,780        6,981
       Deferred policy acquisition costs................................................    (163,154)    (204,979)    (306,973)
       Income taxes payable.............................................................      76,532       34,505       16,744
       Deferred sales inducements.......................................................     (54,253)     (33,879)     (43,566)
       Other, net.......................................................................    (121,669)    (131,522)      17,464
                                                                                         -----------  -----------  -----------
CASH FLOWS FROM (USED IN) OPERATING ACTIVITIES                                               (11,472)     (24,312)     198,085
                                                                                         -----------  -----------  -----------

CASH FLOWS FROM (USED IN) INVESTING ACTIVITIES:
   Proceeds from the sale/maturity/prepayment of:.......................................
       Fixed maturities available for sale..............................................   1,485,142    2,051,195    5,267,761
       Policy loans.....................................................................     110,856      105,043       99,553
       Commercial loans.................................................................      20,553       30,954       52,131
       Equity securities................................................................         (47)         541        1,873
   Payments for the purchase of:........................................................
       Fixed maturities available for sale..............................................  (2,019,688)  (1,668,443)  (4,060,433)
       Policy loans.....................................................................    (109,096)    (110,683)     (96,587)
       Commercial loans.................................................................    (126,892)    (269,135)    (292,232)
   Notes receivable from parent and affiliates, net.....................................      (8,687)     (34,801)     (28,465)
   Other long term investments, net.....................................................     (18,146)     (34,930)     (19,230)
   Short term investments, net..........................................................      43,490      (22,550)      16,691
                                                                                         -----------  -----------  -----------
CASH FLOWS FROM (USED IN) INVESTING ACTIVITIES                                              (622,515)      47,191      941,062
                                                                                         -----------  -----------  -----------

CASH FLOWS FROM (USED IN) FINANCING ACTIVITIES:
   Policyholders' account deposits......................................................   3,180,720    3,057,251    2,716,760
   Policyholders' account withdrawals...................................................  (2,084,535)  (3,464,702)  (3,128,127)
   Net change in securities sold under agreement to repurchase and cash collateral for
     loaned securities..................................................................    (261,770)     267,275     (278,026)
   Dividend to parent...................................................................          --     (300,000)          --
   Contributed capital..................................................................     360,000           --           --
   Net change in financing arrangements (maturities 90 days or less)....................     (58,347)      25,062     (122,565)
                                                                                         -----------  -----------  -----------
CASH FLOWS FROM (USED IN) FINANCING ACTIVITIES                                             1,136,068     (415,114)    (811,958)
                                                                                         -----------  -----------  -----------
   Net increase (decrease) in cash and cash equivalents.................................     502,081     (392,235)     327,189
   Cash and cash equivalents, beginning of year.........................................      92,964      485,199      158,010
                                                                                         -----------  -----------  -----------
CASH AND CASH EQUIVALENTS, END OF YEAR                                                   $   595,045  $    92,964  $   485,199
                                                                                         ===========  ===========  ===========
SUPPLEMENTAL CASH FLOW INFORMATION

   Income taxes (refunded) paid......................................................... $   (11,525) $    29,905  $    45,715
                                                                                         -----------  -----------  -----------
   Interest paid........................................................................ $       573  $       590  $     2,788
                                                                                         -----------  -----------  -----------

                See Notes to Consolidated Financial Statements

Pruco Life Insurance Company

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

1. BUSINESS

Pruco Life Insurance Company, or "the Company," is a stock life insurance company, organized in 1971 under the laws of the state of Arizona. The Company is licensed to sell interest sensitive individual life insurance, variable life insurance, term life insurance, variable and fixed annuities, in the District of Columbia, Guam and in all states except New York. Pruco Life Insurance Company also had marketed individual life insurance through its branch office in Taiwan. The branch office was transferred to an affiliated Company on January 31, 2001, as described in Note 13 to the Consolidated Financial Statements.

The Company has three subsidiaries, which include one wholly owned life insurance subsidiary, Pruco Life Insurance Company of New Jersey or, "PLNJ," and two subsidiaries formed in 2003 for the purpose of acquiring and investing in municipal fixed maturities from an affiliated company see Note 13 to the Consolidated Financial Statements. All financial information is shown on a consolidated basis.

PLNJ is a stock life insurance company organized in 1982 under the laws of the state of New Jersey. It is licensed to sell individual life insurance, variable life insurance, term life insurance, fixed and variable annuities only in the states of New Jersey and New York.

The Company is a wholly owned subsidiary of The Prudential Insurance Company of America or "Prudential Insurance", an insurance company founded in 1875 under the laws of the state of New Jersey. On December 18, 2001 or, "the date of demutualization," Prudential Insurance converted from a mutual life insurance company to a stock life insurance company and became an indirect wholly owned subsidiary of Prudential Financial, Inc. or "Prudential Financial."

Prudential Insurance intends to make additional capital contributions to the Company, as needed, to enable it to comply with its reserve requirements and fund expenses in connection with its business. Generally, Prudential Insurance is under no obligation to make such contributions and its assets do not back the benefits payable under the Company's policyholder contracts.

The Company is engaged in a business that is highly competitive because of the large number of stock and mutual life insurance companies and other entities engaged in manufacturing insurance products, and individual and group annuities.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The consolidated financial statements include the accounts of Pruco Life Insurance Company and its subsidiaries. The consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America, "GAAP." The Company has extensive transactions and relationships with Prudential Insurance and other affiliates, (as more fully described in Note 13 to the Consolidated Financial Statements). Due to these relationships, it is possible that the terms of these transactions are not the same as those that would result from transactions among wholly unrelated parties.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

The most significant estimates include those used in determining deferred policy acquisition costs and related amortization; valuation of investments including derivatives (in the absence of quoted market values) and the recognition of other-than-temporary impairments; future policy benefits including guarantees; provision for income taxes and valuation of deferred tax assets; and reserves for contingent liabilities, including reserves for losses in connection with unresolved legal matters.

Investments

Fixed maturities are comprised of bonds, notes and redeemable preferred stock. Fixed maturities classified as "available for sale" are carried at fair value. The amortized cost of fixed maturities is adjusted for amortization of premiums and accretion of discounts to maturity. Interest income, as well as the related amortization of premium and accretion of discount is included in "Net investment income" under the effective yield method. For mortgage-backed and asset-backed securities, the effective yield is based on estimated cash flows, including prepayment assumptions based on data from widely accepted third-party data sources or internal estimates. For high credit quality mortgage-backed and asset-backed securities (those rated AA or above), cash flows are provided quarterly, and the amortized cost and effective yield of the security

Pruco Life Insurance Company

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------


2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

are adjusted as necessary to reflect historical prepayment experience and changes in estimated future prepayments. The adjustments to amortized cost are recorded as a charge or credit to net investment income in accordance with the retrospective method. For asset-backed and mortgage-backed securities rated below AA, the effective yield is adjusted prospectively for any changes in estimated cash flows. The amortized cost of fixed maturities is written down to fair value when a decline in value is considered to be other-than-temporary. See the discussion below on realized investment gains and losses for a description of the accounting for impairments. Unrealized gains and losses on fixed maturities classified as "available for sale," net of tax, and the effect on deferred policy acquisition costs and future policy benefits that would result from the realization of unrealized gains and losses, are included in "Accumulated other comprehensive income (loss)."

Trading account assets, includes invested assets that support certain products, , which are experience rated, meaning that the investment results associated with these products are expected to ultimately accrue to contractholders. Realized and unrealized gains and losses for these investments are reported in "Asset administration fees and other income." Interest and dividend income from these investments is reported in "Net investment income."

Policy loans are carried at unpaid principal balances. Interest income on policy loans is recognized in net investment income at the contract interest rate when earned.

Equity securities are comprised of common stock and non-redeemable preferred stock and are carried at fair value. The associated unrealized gains and losses, net of tax, and the effect on deferred policy acquisition costs and future policy benefits that would result from the realization of unrealized gains and losses, are included in "Accumulated other comprehensive income
(loss)." The cost of equity securities is written down to fair value when a decline in value is considered to be other-than-temporary. See the discussion below on realized investment gains and losses for a description of the accounting for impairments. Dividends from these investments are recognized in "Net investment income" when declared.

Commercial loans are carried at unpaid principal balances, net of unamortized premiums or discounts and an allowance for losses. Interest income, as well as prepayment fees and the amortization of related premiums or discounts, is included in "Net investment income." The allowance for losses includes a loan specific reserve for non-performing loans and a portfolio reserve for probable incurred but not specifically identified losses. Non-performing loans include those loans for which it is probable that amounts due according to the contractual terms of the loan agreement will not all be collected. These loans are measured at the present value of expected future cash flows discounted at the loan's effective interest rate, or at the fair value of the collateral if the loan is collateral dependent. Interest received on non-performing loans, including loans that were previously modified in a troubled debt restructuring, is either applied against the principal or reported as net investment income, according to management's judgment as to the collectibility of principal. Management discontinues accruing interest on non-performing loans after the loans are 90 days delinquent as to principal or interest, or earlier when management has doubts about collectibility. When a loan is recognized as non-performing, any accrued but uncollectible interest is charged to interest income in the period the loan is deemed non-performing. Generally, a loan is restored to accrual status only after all delinquent interest and principal are brought current and, in the case of loans where the payment of interest has been interrupted for a substantial period, a regular payment performance has been established. The portfolio reserve for incurred but not specifically identified losses considers the Company's past loan loss experience, the current credit composition of the portfolio, historical credit migration, property type diversification, default and loss severity statistics and other relevant factors. The changes in the allowance for loan losses, are reported in "Realized investment (losses), net."

Securities repurchase and resale agreements and securities loaned transactions are used to earn spread income, to borrow funds, or to facilitate trading activity. Securities repurchase and resale agreements are generally short term in nature, and therefore, the carrying amounts of these instruments approximate fair value. Securities repurchase and resale agreements are collateralized by cash, U.S. government and government agency securities. Securities loaned are collateralized principally by cash and U.S. government securities. For securities repurchase agreements and securities loaned transactions used to earn spread income, the cash received is typically invested in cash equivalents, short term investments or fixed maturities.

Securities repurchase and resale agreements that satisfy certain criteria are treated as collateralized financing arrangements. These agreements are carried at the amounts at which the securities will be subsequently resold or reacquired, as specified in the respective agreements. For securities purchased under agreements to resell, the Company's policy is to take possession or control of the securities and to value the securities daily. Securities to be resold are the same, or substantially the same, as the securities received. For securities sold under agreements to repurchase, the market value of the securities to be repurchased is monitored, and additional collateral is obtained where appropriate, to protect against credit exposure. Securities to be repurchased are the same, or substantially the same as those sold. Income and expenses related to these transactions executed within the insurance subsidiary used to earn spread income are reported as "Net investment income," however, for transactions used to borrow funds, the associated borrowing cost is reported as interest expense (included in "General and administrative expenses").

Pruco Life Insurance Company

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------


2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)


Securities loaned transactions are treated as financing arrangements and are recorded at the amount of cash received. The Company obtains collateral in an amount equal to 102% and 105% of the fair value of the domestic and foreign securities, respectively. The Company monitors the market value of the securities loaned on a daily basis with additional collateral obtained as necessary. Substantially all of the Company's securities loaned transactions are with large brokerage firms. Income and expenses associated with securities loaned transactions used to earn spread income are generally reported as "Net investment income;" however, for securities loaned transactions used for funding purposes the associated rebate is reported as interest expense (included in "General and administrative expenses").

Short term investments consist of highly liquid debt instruments with a maturity of greater than three months and less than twelve months when purchased. These investments are generally carried at fair value.

Other long term investments consist of the Company's investments in joint ventures and limited partnerships in which the Company does not exercise control, as well as investments in the Company's own separate accounts, which are carried at fair value, and investment real estate. Joint venture and partnership interests are generally accounted for using the equity method of accounting, except in instances in which the Company's interest is so minor that it exercises virtually no influence over operating and financial policies. In such instances, the Company applies the cost method of accounting. The Company's share of net income from investments in joint ventures and partnerships is generally included in "Net investment income."

Realized investment gains (losses) are computed using the specific identification method. Realized investment gains and losses are generated from numerous sources, including the sale of fixed maturity securities, equity securities, investments in joint ventures and limited partnerships and other types of investments, as well as adjustments to the cost basis of investments for other-than-temporary impairments. Realized investment gains and losses are also generated from prepayment premiums received on private fixed maturity securities, recoveries of principal on previously impaired securities, provisions for losses on and other loans, fair value changes on commercial mortgage loans carried at fair value, fair value changes on embedded derivatives and derivatives that do not qualify for hedge accounting treatment.

The Company's available-for-sale securities with unrealized losses are reviewed quarterly to identify other-than-temporary impairments in value. In evaluating whether a decline in value is other-than-temporary, the Company considers several factors including, but not limited to the following: (1) the extent and the duration of the decline; (2) the reasons for the decline in value (credit event, currency or interest-rate related, including general credit spread widening); (3) the Company's ability and intent to hold the investment for a period of time to allow for a recovery of value; and (4) the financial condition of and near-term prospects of the issuer. In addition, for its impairment review of asset-backed fixed maturity securities with a credit rating below AA, the Company forecasts its best estimate of the prospective future cash flows of the security to determine if the present value of those cash flows, discounted using the effective yield of the most recent interest accrual rate, has decreased from the previous reporting period. When a decrease from the prior reporting period has occurred and the security's fair value is less than its carrying value, the carrying value of the security is reduced to its fair value, with a corresponding charge to earnings. The new cost basis of an impaired security is not adjusted for subsequent increases in estimated fair value. In periods subsequent to the recognition of an other-than-temporary impairment, the impaired security is accounted for as if it had been purchased on the measurement date of the impairment. Accordingly, the discount (or reduced premium) based on the new cost basis is accreted into net investment income in future periods based upon the amount and timing of expected future cash flows of the security, if the recoverable value of the investment, based upon reasonably estimable cash flow is greater than the carrying value of the investment after the impairment.

Cash and cash equivalents

Cash and cash equivalents include cash on hand, amounts due from banks, money market instruments, and other debt issues with maturities of three months or less when purchased. The Company also engages in overnight borrowing and lending of funds with Prudential Financial and affiliates which are considered cash and cash equivalents.

Deferred policy acquisition costs

The Company is charged distribution expenses from Prudential Insurance's agency network for both its domestic life and annuity products through a transfer pricing agreement, which is intended to reflect a market based pricing arrangement. These acquisition costs include commissions and variable field office expenses. The Company is also allocated costs of policy issuance and underwriting from Prudential Insurance's general and administrative expense allocation system. The Company also is charged commissions from third parties, which are primarily capitalized as deferred policy acquisition costs ("DAC").

The costs that vary with and that are related primarily to the production of new insurance and annuity business are deferred to the extent such costs are deemed recoverable from future profits. For annuity products, the entire sales-based transfer pricing fee is deemed to be related to the production of new annuity business and is deferred. For life products, there is a look-through into the expenses incurred by Prudential Insurance's agency network and expenses that are considered to be related to the production of new insurance business are deferred. The cost of policy issuance and underwriting are also considered to be related primarily to the production of new insurance and annuity business and are fully deferred.

Pruco Life Insurance Company

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------


2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)


DAC is subject to recoverability testing at the end of each accounting period. DAC, for applicable products, is adjusted for the impact of unrealized gains or losses on investments as if these gains or losses had been realized, with corresponding credits or charges included in "Accumulated other comprehensive income (loss)."

Policy acquisition costs related to interest-sensitive and variable life products and certain investment-type products are deferred and amortized over the expected life of the contracts (the periods range from 25 to 99 years) in proportion to estimated gross profits arising principally from investment results, mortality and expense margins, and surrender charges and the performance of hedging programs based on historical and anticipated future experience, which is updated periodically. We continue to derive our future rate of return assumptions using a reversion to the mean approach, a common industry practice. Under this approach, we consider actual returns over a period of time and initially adjust future projected returns so that the assets grow at the expected rate of return for the entire period. However, beginning in the fourth quarter of 2008, the projected future rate of return calculated using the reversion to the mean approach was greater than 10.9% on variable life products and 10.5% on variable annuity products, our maximum future rate of return assumption. As a result, we utilized the maximum future rate of return, thereby limiting the impact of the reversion to the mean, and further decreasing our estimate of total gross profits. The effect of changes to estimated gross profits on unamortized deferred acquisition costs is reflected in "General administrative and other expenses" in the period such estimated gross profits are revised.

DAC related to term insurance are amortized over the initial level premium period for Term Elite/Essential business issued before April 2005 and 30 years for the business sold since April 2005.

The Company and Prudential Insurance have offered programs under which policyholders, for a selected product or group of products, can exchange an existing policy or contract issued by the Company or Prudential Insurance for another form of policy or contract. These transactions are known as internal replacements. If policyholders surrender traditional life insurance policies in exchange for life insurance policies that do not have fixed and guaranteed terms, the Company immediately charges to expense an estimate of the remaining unamortized DAC on the surrendered policies. For other internal replacement transactions, the unamortized DAC on the surrendered policies is immediately charged to expense if the terms of the new policies are not substantially similar to those of the former policies. If the new policies have terms that are substantially similar to those of the earlier policies, the DAC is retained with respect to the new policies and amortized over the expected life of the new policies. The Company has adopted Statement of Position ("SOP") 05-1 "Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection with Modifications or Exchanges of Insurance Contracts" on
January 1, 2007. See "New Accounting Pronouncements."

Reinsurance recoverables

Reinsurance recoverables include corresponding payables and receivables associated with reinsurance arrangements with affiliates. For additional information about these arrangements see Note 13 to the Consolidated Financial Statements.

Separate account assets and liabilities

Separate account assets are reported at fair value and represent segregated funds, which are invested for certain policyholders and other customers. The assets consist of equity securities, fixed maturities, real estate related investments, real estate mortgage loans and short term investments. The assets of each account are legally segregated and are generally not subject to claims that arise out of any other business of the Company. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. Separate account liabilities represent the contractholder's account balance in separate account assets . See Note 8 to the Consolidated Financial Statements for additional information regarding separate account arrangements with contractual guarantees. The investment income and gains or losses for separate accounts generally accrue to the policyholders and are not included in the Consolidated Statements of Operations. Mortality, policy administration and surrender charges assessed against the accounts are included in "Policy charges and fee income." Asset administration fees charged to the accounts are included in "Asset administration fees."

Pruco Life Insurance Company

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------


2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)


Deferred sales inducements

The Company provides sales inducements to contractholders, which primarily include an up-front bonus added to the contractholder's initial deposit for certain annuity contracts. They are amortized using the same methodology and assumptions used to amortize deferred policy acquisition costs. The amortization expense is included as a component of interest credited to policyholders' account balances.

Other assets, and other liabilities

Other assets consist primarily of premiums due, certain restricted assets, and receivables resulting from sales of securities that had not yet settled at the balance sheet date. Other liabilities consist primarily of accrued expenses, technical overdrafts, and payables resulting from purchases of securities that had not yet been settled at the balance sheet date.

Policyholders' account balances

The Company's liability for policyholders' account balances represents the contract value that has accrued to the benefit of the policyholder as of the balance sheet date. This liability is generally equal to the accumulated account deposits plus interest credited less policyholders' withdrawals and other charges assessed against the account balance. These policyholders' account balances also include provision for benefits under non-life contingent payout annuities and certain unearned revenues.

Future policy benefits

The Company's liability for future policy benefits is primarily comprised of the present value of estimated future payments to or on behalf of policyholders, where the timing and amount of payment depends on policyholder mortality or morbidity, less the present value of future net premiums. For life insurance, and annuity products, expected mortality and morbidity is generally based on the Company's historical experience or standard industry tables including a provision for the risk of adverse deviation. Interest rate assumptions are based on factors such as market conditions and expected investment returns.

Although mortality and morbidity and interest rate assumptions are "locked-in" upon the issuance of new insurance or annuity business with fixed and guaranteed terms, significant changes in experience or assumptions may require the Company to provide for expected future losses on a product by establishing premium deficiency reserves. Premium deficiency reserves, if required, are determined based on assumptions at the time the premium deficiency reserve is established and do not include a provision for the risk of adverse deviation.

The Company's liability for future policy benefits also includes net liabilities for guarantee benefits related to certain nontraditional long-duration life and annuity contracts, which are discussed more fully in
Note 8, and certain unearned revenues.

Contingent Liabilities

Amounts related to contingent liabilities are accrued if it is probable that a liability has been incurred and an amount is reasonably estimable. Management evaluates whether there are incremental legal or other costs directly associated with the ultimate resolution of the matter that are reasonably estimable and, if so, they are included in the accrual.

Insurance Revenue and Expense Recognition

Premiums from individual life products, other than interest-sensitive life contracts, are recognized when due. When premiums are due over a significantly shorter period than the period over which benefits are provided, any gross premium in excess of the net premium (i.e., the portion of the gross premium required to provide for all expected future benefits and expenses) is deferred and recognized into revenue in a constant relationship to insurance in force. Benefits are recorded as an expense when they are incurred. A liability for future policy benefits is recorded when premiums are recognized using the net level premium method.

Certain individual annuity contracts provide the holder a guarantee that the benefit received upon death or annuitization will be no less than a minimum prescribed amount. These benefits are accounted for as insurance contracts and are discussed in further detail in Note 8. The Company also provides contracts with certain living benefits which are considered embedded derivatives. These contracts are discussed in further detail in Note 8.

Amounts received as payment for interest-sensitive individual life contracts, are reported as deposits to "Policyholders' account balances." Revenues from these contracts are reflected in "Policy charges and fee income" consisting primarily of fees assessed during the period against the policyholders' account balances for mortality charges, policy administration charges and surrender charges. In addition to fees, the Company earns investment income from the investment of policyholders' deposits in the Company's general account portfolio. Fees assessed that represent compensation to the Company for services to be provided in future periods and certain other fees are deferred and amortized into revenue over the life of the related contracts in proportion to estimated gross profits. Benefits and expenses for these products include claims in excess of related account balances, expenses of contract administration, interest credited to policyholders' account balances and amortization of DAC.

Pruco Life Insurance Company

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------


2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)


Premiums, benefits and expenses are stated net of reinsurance ceded to other companies. Estimated reinsurance recoverables and the cost of reinsurance are recognized over the life of the reinsured policies using assumptions consistent with those used to account for the underlying policies.

Asset administration fees

The Company receives asset administration fee income from policyholders' account balances invested in The Prudential Series Funds or, "PSF," which are a portfolio of mutual fund investments related to the Company's separate account products. Also the Company receives fee income calculated on contractholder separate account balances invested in the Advanced Series Trust Funds (see Note 13 to the Consolidated Financial Statements). In addition, the Company receives fees from policyholders' account balances invested in funds managed by companies other than Prudential Insurance. Asset administration fees are recognized as income when earned.

Derivative Financial Instruments

Derivatives are financial instruments whose values are derived from interest rates, foreign exchange rates, financial indices, or the value of securities or commodities. Derivative financial instruments used by the Company may be exchange-traded or contracted in the over-the-counter market. Derivative positions are carried at fair value, generally by obtaining quoted market prices or through the use of valuation models. Values can be affected by changes in interest rates, foreign exchange rates, credit spreads, market volatility, expected returns and liquidity. Values can also be affected by changes in estimates and assumptions including those related to counterparty behavior used in valuation models.

Derivatives are used to manage the characteristics of the Company's asset/liability mix, manage the interest rate and currency characteristics of assets or liabilities. Additionally, derivatives may be used to seek to reduce exposure to interest rate and foreign currency risks associated with assets held or expected to be purchased or sold, and liabilities incurred or expected to be incurred.

Derivatives are recorded within "Other long term investments," in the Statement of Financial Position except for embedded derivatives, which are recorded in the Statement of Financial Position with the associated host contract. As discussed in detail below and in Note 11, all realized and unrealized changes in fair value of derivatives, with the exception of the effective portion of cash flow hedges, are recorded in current earnings. Cash flows from these derivatives are reported in the investing activities section in the Statements of Cash Flows.

The Company designates derivatives as either (1) a hedge of the fair value of a recognized asset or liability or unrecognized firm commitment ("fair value" hedge), (2) a hedge of a forecasted transaction or the variability of cash flows to be received or paid related to a recognized asset or liability ("cash flow" hedge), (3) a foreign currency fair value or cash flow hedge ("foreign currency" hedge), or (4) a derivative entered into as an economic hedge that does not qualify for hedge accounting. During the years ended December 31, 2008, 2007 and 2006 derivatives qualifying for hedge accounting were not material.

To qualify for hedge accounting treatment, a derivative must be highly effective in mitigating the designated risk of the hedged item. Effectiveness of the hedge is formally assessed at inception and throughout the life of the hedging relationship. Even if a derivative qualifies for hedge accounting treatment, there may be an element of ineffectiveness of the hedge. Under such circumstances, the ineffective portion is recorded in "Realized investment gains (losses), net."

The Company formally documents at inception all relationships between hedging instruments and hedged items, as well as its risk-management objective and strategy for undertaking various hedge transactions. This process includes linking all derivatives designated as fair value, cash flow, or foreign currency, hedges to specific assets and liabilities on the balance sheet or to specific firm commitments or forecasted transactions. Hedges of a net investment in a foreign operation are linked to the specific foreign operation.

When a derivative is designated as a fair value hedge and is determined to be highly effective, changes in its fair value, along with changes in the fair value of the hedged asset or liability (including losses or gains on firm commitments), are reported on a net basis in the income statement, generally in "Realized investment gains (losses), net." When swaps are used in hedge accounting relationships, periodic settlements are recorded in the same income statement line as the related settlements of the hedged items.

When a derivative is designated as a cash flow hedge and is determined to be highly effective, changes in its fair value are recorded in "Accumulated other comprehensive income (loss)" until earnings are affected by the variability of cash flows being

Pruco Life Insurance Company

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------


2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

hedged (e.g., when periodic settlements on a variable-rate asset or liability are recorded in earnings). At that time, the related portion of deferred gains or losses on the derivative instrument is reclassified and reported in the income statement line item associated with the hedged item.

If it is determined that a derivative no longer qualifies as an effective fair value or cash flow hedge or management removes the hedge designation, the derivative will continue to be carried on the balance sheet at its fair value, with changes in fair value recognized currently in "Realized investment gains (losses), net." The asset or liability under a fair value hedge will no longer be adjusted for changes in fair value and the existing basis adjustment is amortized to the income statement line associated with the asset or liability. The component of "Accumulated other comprehensive income (loss)" related to discontinued cash flow hedges is amortized to the income statement line associated with the hedged cash flows consistent with the earnings impact of the original hedged cash flows.

If a derivative does not qualify for hedge accounting, all changes in its fair value, including net receipts and payments, are included in "Realized investment gains (losses), net" without considering changes in the fair value of the economically associated assets or liabilities.

The Company is a party to financial instruments that may contain derivative instruments that are "embedded" in the financial instruments. At inception, the Company assesses whether the economic characteristics of the embedded derivative are clearly and closely related to the economic characteristics of the remaining component of the financial instrument (i.e., the host contract) and whether a separate instrument with the same terms as the embedded instrument would meet the definition of a derivative instrument. When it is determined that (1) the embedded derivative possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and (2) a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is separated from the host contract, carried at fair value, and changes in its fair value are included in "Realized investment gains (losses), net."

Income Taxes

The Company and its subsidiaries are members of the consolidated federal income tax return of Prudential Financial and file separate company state and local tax returns. Pursuant to the tax allocation arrangement with Prudential Financial, total federal income tax expense is determined on a separate company basis. Members with losses record tax benefits to the extent such losses are recognized in the consolidated federal tax provision.

Deferred income taxes are recognized, based on enacted rates, when assets and liabilities have different values for financial statement and tax reporting purposes. A valuation allowance is recorded to reduce a deferred tax asset to the amount that is more likely than not to to be realized.

New Accounting Pronouncements

In January 2009, the FASB issued FSP EITF 99-20-1, "Amendments to the Impairment Guidance of EITF Issue No. 99-20." This FSP revises other-than-temporary-impairment guidance for beneficial interests in securitized financial assets that are within the scope of Issue 99-20. This FSP is effective for interim and annual reporting periods ending after December 15, 2008. Accordingly, the Company adopted this guidance effective December 31, 2008. The Company's adoption of this guidance did not have a material effect on the Company's consolidated financial position or results of operations.

In October 2008, the FASB issued FSP FAS 157-3, "Determining the Fair Value of a Financial Asset When the Market for That Asset Is Not Active." This FSP clarifies the application of SFAS No. 157 in a market that is not active and applies to financial assets within the scope of accounting pronouncements that require or permit fair value measurements in accordance with SFAS No. 157. The FSP is effective upon issuance, including prior periods for which financial statements have not been issued. Accordingly, the Company adopted this guidance effective September 30, 2008. The Company's adoption of this guidance did not have a material effect on the Company's consolidated financial position or results of operations.

In September 2008, the FASB issued FSP FAS 133-1 and FIN 45-4, "Disclosures about Credit Derivatives and Certain Guarantees" an amendment of FASB Statement No. 133 and FASB Interpretation No. 45. This FSP requires sellers of credit derivatives and certain guarantees to disclose (a) the nature of the credit derivative, the reason(s) for entering into the credit derivative, approximate term, performance triggers, and the current status of the performance risk;
(b) the undiscounted maximum potential amount of future payments the seller could be required to make before considering any recoveries from recourse provisions or collateral; (c) the credit derivative's fair value; (d) the nature of any recourse provisions and any collateral assets held to ensure performance. This FSP also requires the above disclosures for hybrid instruments that contain embedded derivatives and amends paragraph 13 of FIN 45 to require disclosure of the current status of the guarantee's performance risk. This FSP is effective for interim and annual reporting periods ending after December 15, 2008. Accordingly, the Company adopted this guidance effective December 31, 2008. The Company's adoption of this guidance did not have a material effect on the Company's consolidated financial position or results of operations.

Pruco Life Insurance Company

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------


2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)


In March 2008, the FASB issued SFAS No. 161, "Disclosures about Derivative Instruments and Hedging Activities" an amendment of SFAS No. 133. This statement amends and expands the disclosure requirements for derivative instruments and hedging activities by requiring companies to provide enhanced disclosures about (a) how and why an entity uses derivative instruments,
(b) how derivative instruments and related hedged items are accounted for under FASB Statement No. 133 and its related interpretations, and (c) how derivative instruments and related hedged items affect an entity's financial position, financial performance, and cash flows. The Company will adopt this guidance effective January 1, 2009. The Company's adoption of this guidance is not expected to have a material effect on the Company's consolidated financial position or results of operations.

In February 2008, the FASB issued FSP FAS 140-3, "Accounting for Transfers of Financial Assets and Repurchase Financing Transactions." The FSP provides recognition and derecognition guidance for a repurchase financing transaction, which is a repurchase agreement that relates to a previously transferred financial asset between the same counterparties, that is entered into contemporaneously with or in contemplation of, the initial transfer. The FSP is effective for fiscal years beginning after November 15, 2008. The FSP is to be applied prospectively to new transactions entered into after the adoption date. The Company will adopt this guidance effective January 1, 2009. The Company is currently assessing the impact of this FSP on the Company's consolidated financial position and results of operations.

In February 2008, the FASB issued FSP FAS 157-2, "Effective Date of FASB Statement No. 157." This FSP applies to nonfinancial assets and nonfinancial liabilities, except for items that are recognized or disclosed at fair value in the financial statements on a recurring basis (at least annually). FSP FAS 157-2 delays the effective date of SFAS No. 157 for these items to fiscal years beginning after November 15, 2008, and interim periods within those fiscal years. The Company will adopt this guidance effective January 1, 2009. The Company's adoption of this guidance is not expected to have a material effect on the Company's consolidated financial position or results of operations.

In January 2008, the FASB issued Statement No. 133 Implementation Issue No. E23, "Hedging--General: Issues Involving the Application of the Shortcut Method under Paragraph 68." Implementation Issue No. E23 amends Statement No. 133, paragraph 68 with respect to the conditions that must be met in order to apply the shortcut method for assessing hedge effectiveness. This implementation guidance was effective for hedging relationships designated on or after January 1, 2008. The Company's adoption of this guidance effective January 1, 2008 did not have a material effect on the Company's consolidated financial position or results of operations.

In December 2007, the FASB issued SFAS No. 160, "Noncontrolling Interests in Consolidated Financial Statements." SFAS No. 160 will change the accounting for minority interests, which will be recharacterized as noncontrolling interests and classified by the parent company as a component of equity. The Company will adopt this guidance effective January 1, 2009. Upon adoption, SFAS No. 160 requires retroactive adoption of the presentation and disclosure requirements for existing minority interests and prospective adoption for all other requirements. The Company's adoption of this guidance is not expected to have a material effect on the Company's consolidated financial position or results of operations, but will affect financial statement presentation and disclosure.

In February 2007, the Financial Accounting Standards Board ("FASB") issued SFAS No. 159, "The Fair Value Option for Financial Assets and Financial Liabilities." This statement provides companies with an option to report selected financial assets and liabilities at fair value, with the associated changes in fair value reflected in the Consolidated Statements of Operations. The Company has adopted this guidance effective January 1, 2008. The Company's adoption of this guidance did not have a material effect on the Company's consolidated financial position or results of operations.

In September 2006, the Staff of the SEC issued Staff Accounting Bulletin ("SAB") No. 108, "Considering the Effects of Prior Year Misstatements when Quantifying Misstatements in Current Year Financial Statements." The interpretations in this SAB express the Staff's views regarding the process of quantifying financial statement misstatements. Specifically, the SEC staff believes that registrants must quantify the impact on current period financial statements of correcting all misstatements, including both those occurring in the current period and the effect of reversing those that have accumulated from prior periods. This SAB should be applied beginning with the first fiscal year ending after November 15, 2006, with early adoption encouraged. Since the Company's method for quantifying financial statement misstatements already considers those occurring in the current period and the effect of reversing those that have accumulated from prior periods, the adoption of SAB No. 108 had no effect to the financial position and result of operations of the Company.

In September 2006, the FASB issued SFAS No. 157, "Fair Value Measurements." This Statement defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and requires additional disclosures about fair value measurements. This Statement does not require any new fair value measurements, but the application of this Statement

Pruco Life Insurance Company

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------


2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

could change current practices in determining fair value. The Company has adopted this guidance effective January 1, 2008. The Company's adoption of this guidance did not have a material effect on the Company's consolidated financial position or results of operations.

In June 2006, the FASB issued FIN No. 48, "Accounting for Uncertainty in Income Taxes," an Interpretation of FASB Statement No. 109. See Note 7 for details regarding the adoption of this pronouncement.

In February 2006, the FASB issued SFAS No. 155, "Accounting for Certain Hybrid Instruments." This statement also eliminates an exception from the requirement to bifurcate an embedded derivative feature from beneficial interests in securitized financial assets. The Company has relied upon this exception for certain investments that the Company has made in securitized financial assets in the normal course of operations, and thus has not previously had to consider whether such investments contain an embedded derivative. The new requirement to identify embedded derivatives in beneficial interests will be applied on a prospective basis only to beneficial interests acquired, issued, or subject to certain remeasurement conditions after the adoption of the guidance. This statement also provides an election, on an instrument by instrument basis, to measure at fair value an entire hybrid financial instrument that contains an embedded derivative requiring bifurcation, rather than measuring only the embedded derivative on a fair value basis. If the fair value election is chosen, changes in unrealized gains and losses are reflected in the Consolidated Statements of Operations. The Company adopted this guidance effective January 1, 2007. The Company's adoption of this guidance did not have a material effect on the Company's consolidated financial position or results of operations.

In September 2005, the Accounting Standards Executive Committee ("AcSEC") of the American Institute of Certified Public Accountants issued Statement of Position ("SOP") 05-1, "Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection With Modifications or Exchanges of Insurance Contracts." SOP 05-1 provides guidance on accounting by insurance enterprises for deferred acquisition costs, including deferred policy acquisition costs, and deferred sales inducements, on internal replacements of insurance and investment contracts other than those specifically described in SFAS No. 97. SOP 05-1 defines an internal replacement as a modification in product benefits, features, rights, or coverages that occurs by the exchange of a contract for a new contract, or by amendment, endorsement, or rider to a contract, or by the election of a feature or coverage within a contract, and was effective for internal replacements occurring in fiscal years beginning after December 15, 2006. The Company adopted SOP 05-1 on January 1, 2007, which resulted in a net after-tax reduction to retained earnings of $2.5 million.

Reclassifications

Certain amounts in the prior years have been reclassified to conform to the current year presentation.

Pruco Life Insurance Company

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------


3. INVESTMENTS

Fixed Maturities and Equity Securities:

The following tables provide additional information relating to fixed maturities and equity securities as of December 31:

                                                                                                    2008
                                                                                 -------------------------------------------
                                                                                              Gross      Gross
                                                                                 Amortized  Unrealized Unrealized   Fair
                                                                                   Cost       Gains      Losses     Value
                                                                                 ---------- ---------- ---------- ----------
                                                                                               (in thousands)
Fixed maturities, available for sale
   U.S. Treasury securities and obligations of U.S. government authorities and
     agencies................................................................... $  147,879  $ 7,848    $    101  $  155,626
   Obligations of U.S. States, and political subdivisions.......................    114,375    3,449         352     117,472
   Foreign government bonds.....................................................     30,633    3,156         204      33,585
   Asset-backed securities(1)...................................................    696,441   14,357      83,242     627,556
   Commercial mortgage-backed securities........................................    525,257      193      88,187     437,263
   Residential mortgage-backed securities(2)....................................    692,082   29,970       3,868     718,184
   Corporate securities.........................................................  2,658,859   25,771     230,154   2,454,476
                                                                                 ----------  -------    --------  ----------
Total fixed maturities, available for sale...................................... $4,865,526  $84,744    $406,108  $4,544,162
                                                                                 ----------  -------    --------  ----------
Equity securities, available for sale........................................... $   28,015  $    11    $ 11,154  $   16,872
                                                                                 ==========  =======    ========  ==========

--------
(1)Includes credit tranched securities collateralized by sub-prime mortgages, auto loans, credit cards, education loans, and other asset types.
(2)Includes publicly traded agency pass-through securities and collateralized mortgage obligations.

                                                                                                    2007
                                                                                 -------------------------------------------
                                                                                              Gross      Gross
                                                                                 Amortized  Unrealized Unrealized   Fair
                                                                                   Cost       Gains      Losses     Value
                                                                                 ---------- ---------- ---------- ----------
                                                                                               (in thousands)
Fixed maturities, available for sale
   U.S. Treasury securities and obligations of U.S. government authorities and
     agencies................................................................... $  123,058  $ 1,923    $    --   $  124,981
   Obligations of U.S. States, and political subdivisions.......................    121,405    3,445        125      124,725
   Foreign government bonds.....................................................     40,632    5,447         --       46,079
   Asset-backed securities......................................................    665,332    3,291     22,666      645,957
   Commercial mortgage-backed securities........................................    507,596    6,242        699      513,139
   Residential mortgage-backed securities.......................................    550,536   12,669        480      562,725
   Corporate securities.........................................................  2,461,627   52,496     21,760    2,492,363
                                                                                 ----------  -------    -------   ----------
Total fixed maturities, available for sale...................................... $4,470,186  $85,513    $45,730   $4,509,969
                                                                                 ----------  -------    -------   ----------
Equity securities, available for sale........................................... $   28,037  $ 2,072    $     2   $   30,107
                                                                                 ==========  =======    =======   ==========

Pruco Life Insurance Company

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------


3. INVESTMENTS (continued)


The amortized cost and estimated fair value of fixed maturities, by contractual maturities at December 31, 2008 is shown below:

                                                  Available for sale
                                                 ---------------------
                                                 Amortized    Fair
                                                   Cost       Value
                                                 ---------- ----------
                                                    (in thousands)
         Due in one year or less................ $  311,600 $  310,516
         Due after one year through five years..  1,408,878  1,344,350
         Due after five years through ten years.    847,918    754,258
         Due after ten years....................    383,350    352,033
         Residential mortgage-backed securities.    692,082    718,185
         Commercial mortgage-backed securities..    525,257    437,263
         Asset-backed securities................    696,441    627,557
                                                 ---------- ----------
         Total.................................. $4,865,526 $4,544,162
                                                 ========== ==========

Actual maturities may differ from contractual maturities because issuers may have the right to call or prepay obligations. Asset-backed, commercial mortgage-backed, and residential mortgage-backed securities are shown separately in the table above, as they are not due at a single maturity date.

Proceeds from the sale of fixed maturities available for sale during 2008, 2007, and 2006, were $1,070 million, $1,488 million, and $4,378 million, respectively. Proceeds from the maturity of fixed maturities available for sale during 2008, 2007, and 2006, were $416 million, $554 million, and $781 million, respectively. Gross gains of $14 million, $14 million, and $16 million and gross losses of $7 million, $6 million, and $74 million were realized on those sales during 2008, 2007, and 2006, respectively.

Other Long term Investments and Trading Account Assets

The following table provides information relating to other long term investments and trading account assets as of December 31:

                                                      2008     2007
                                                     ------- --------
                                                      (in thousands)
          Company's investment in Separate accounts. $41,982 $ 46,028
          Joint ventures and limited partnerships...  39,671   27,757
          Derivatives...............................   5,180  (20,497)
                                                     ------- --------
          Total other long- term investments........ $86,833 $ 53,288
                                                     ------- --------
          Trading account assets.................... $ 9,967 $  1,164
                                                     ======= ========

The Company's share of net income from the joint ventures was $2.8 million, $2.0 million, and $0.4 million for each of the years ended December 31, 2008, 2007, and 2006, respectively, and is reported in "Net investment income."

Pruco Life Insurance Company

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------


3. INVESTMENTS (continued)


Investment Income and Investment Gains and Losses

Net investment income arose from the following sources for the years ended December 31:

                                                  2008      2007      2006
                                                --------  --------  --------
                                                       (in thousands)
   Fixed maturities, available for sale........ $269,498  $283,526  $322,832
   Policy loans................................   53,073    50,776    48,493
   Commercial loans............................   49,786    37,174    22,662
   Short term investments and cash equivalents.   10,142    25,064    25,564
   Other.......................................   (1,181)    7,213     7,258
                                                --------  --------  --------
   Gross investment income.....................  381,318   403,753   426,809
      Less: investment expenses................  (17,567)  (22,359)  (25,373)
                                                --------  --------  --------
   Net investment income....................... $363,751  $381,394  $401,436
                                                ========  ========  ========

Realized investment gains/ (losses), net including charges for other than temporary impairments, for the years ended December 31, were from the following sources:

                                                2008      2007      2006
                                              --------  --------  --------
                                                     (in thousands)
     Fixed maturities, available for sale.... $(50,358) $  5,159  $(59,482)
     Derivatives.............................  260,027   (24,926)   (2,437)
     Commercial loans........................   (3,656)   (1,077)   (1,168)
     Equity securities, available for sale...      (22)      159       340
     Other...................................      215         2        (2)
                                              --------  --------  --------
     Realized investment (losses)/gains, net. $206,206  $(20,683) $(62,749)
                                              ========  ========  ========

Writedowns for impairments, which were deemed to be other than temporary for fixed maturities during 2008, 2007 and 2006 were $58 million, $3 million, and $1 million, respectively.

Commercial Loans

The Company's commercial loans are comprised as follows as at December 31:

                                                    2008                  2007
                                            --------------------  --------------------
                                                Amount     % of       Amount     % of
                                            (in thousands) Total  (in thousands) Total
                                            -------------- -----  -------------- -----
Commercial mortgage loans by property type
Industrial buildings.......................    $199,366     22.6%    $178,873     23.9%
Retail stores..............................     163,289     18.5%     119,528     15.9%
Apartment complexes........................     147,744     16.8%     129,559     17.3%
Office buildings...........................     159,606     18.1%     131,557     17.5%
Agricultural properties....................      66,518      7.5%      67,049      8.9%
Other......................................     145,198     16.5%     123,174     16.5%
                                               --------    -----     --------    -----
Total collateralized loans.................     881,721    100.0%     749,740    100.0%
                                                           =====                 =====
Valuation allowance........................      (8,173)               (4,517)
                                               --------              --------
Total net collateralized loans.............     873,548               745,223
                                               --------              --------
Total other uncollaterized loans...........       8,090                    --
Total commercial loans and other loans.....    $881,638              $745,223
                                               ========              ========

The commercial loans are geographically dispersed throughout the United States with the largest concentrations in California (22%) and New Jersey (12%) at December 31, 2008.

Pruco Life Insurance Company

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------


3. INVESTMENTS (continued)


Activity in the allowance for losses for all commercial loans, for the years ended December 31, is as follows:

                                                   2008   2007   2006
                                                  ------ ------ ------
                                                     (in thousands)
         Allowance for losses, beginning of year. $4,517 $3,438 $2,270
         Addition of allowance for losses........  3,656  1,079  1,168
                                                  ------ ------ ------
         Allowance for losses, end of year....... $8,173 $4,517 $3,438
                                                  ====== ====== ======

Net Unrealized Investment Gains (Losses)

Net unrealized investment gains (losses) on securities available for sale are included in the Consolidated Statements of Financial Position as a component of "Accumulated other comprehensive income (loss), net of tax." Changes in these amounts include reclassification adjustments to exclude from "Accumulated other comprehensive income (loss), net of tax" those items that are included as part of "Net income" for a period that also had been part of "Accumulated other comprehensive income (loss), net of tax" in earlier periods. The amounts for the years ended December 31, net of taxes, are as follows:





                                                                                 Deferred                   Deferred
                                                                 Net Unrealized   Policy    Policyholders' Income Tax
                                                                 Gains (Losses) Acquisition    Account     (Liability)
                                                                 on Investments    Costs       Balances      Benefit
                                                                 -------------- ----------- -------------- -----------
                                                                                            (in thousands)
Balance, January 1, 2006........................................    $ 47,049     $(27,544)     $10,105      $(11,010)

Net investment gains on investments arising during the
  period........................................................      76,107           --           --       (27,198)
Reclassification adjustment for gains included in net income....     (59,142)          --           --        20,700
Impact of net unrealized investment (losses) on deferred policy
  acquisition costs.............................................          --      (10,546)          --         3,691
Impact of net unrealized investment losses on Policyholders'
  account balances..............................................          --           --        4,435        (1,552)
                                                                    --------     --------      -------      --------
Balance, December 31, 2006......................................    $ 64,014     $(38,090)     $14,540      $(15,369)

Net investment (losses) on investments arising during the
  period........................................................     (25,373)          --           --         8,279
Reclassification adjustment for (losses) included in net
  income........................................................       5,319           --           --        (1,862)
Impact of net unrealized investment gains on deferred policy
  acquisition costs.............................................          --       13,071           --        (4,575)
Impact of net unrealized investment gains on Policyholders'
  account balances..............................................          --           --       (4,182)        1,464
                                                                    --------     --------      -------      --------
Balance, December 31, 2007......................................    $ 43,960     $(25,019)     $10,358      $(12,063)

                                                                  Accumulated
                                                                     Other
                                                                 Comprehensive
                                                                 Income (Loss)
                                                                 Related to Net
                                                                   Unrealized
                                                                   Investment
                                                                 Gains (Losses)
                                                                 --------------

Balance, January 1, 2006........................................    $ 18,600

Net investment gains on investments arising during the
  period........................................................      48,909
Reclassification adjustment for gains included in net income....     (38,442)
Impact of net unrealized investment (losses) on deferred policy
  acquisition costs.............................................      (6,855)
Impact of net unrealized investment losses on Policyholders'
  account balances..............................................       2,883
                                                                    --------
Balance, December 31, 2006......................................    $ 25,095

Net investment (losses) on investments arising during the
  period........................................................     (17,094)
Reclassification adjustment for (losses) included in net
  income........................................................       3,457
Impact of net unrealized investment gains on deferred policy
  acquisition costs.............................................       8,496
Impact of net unrealized investment gains on Policyholders'
  account balances..............................................      (2,718)
                                                                    --------
Balance, December 31, 2007......................................    $ 17,236

Pruco Life Insurance Company

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------


3. INVESTMENTS (continued)


Net investment (losses) on investments arising during the period           (325,480)       --        --   113,648   (211,832)
Reclassification adjustment for (losses) included in net income..........   (50,380)       --        --    17,633    (32,747)
Impact of net unrealized investment gains on deferred policy acquisition
  costs..................................................................        --   264,616        --   (92,616)   172,000
Impact of net unrealized investment gains on policyholders' account
  balances...............................................................        --        --  (126,068)   44,124    (81,944)
                                                                          ---------  -------- ---------  --------  ---------

Balance, December 31, 2008                                                $(331,900) $239,597 $(115,710) $ 70,726  $(137,287)
                                                                          =========  ======== =========  ========  =========

The table below presents net unrealized gains/(losses) on investments by asset class at December 31,

                                                  2008     2007    2006
                                               ---------  ------- -------
                                                     (in thousands)
       Fixed maturities, available for sale... $(321,364) $39,782 $60,760
       Other long term investments............   (10,536)   4,178   3,254
                                               ---------  ------- -------
       Unrealized gains/losses on investments. $(331,900) $43,960 $64,014
                                               =========  ======= =======

Duration of Gross Unrealized Loss Positions for Fixed Maturities and Equity Securities

The following table shows the fair value and gross unrealized losses aggregated by investment category and length of time that individual fixed maturity securities have been in a continuous unrealized loss position, as of December 31, 2008 and 2007 respectively:

                                                          Less than twelve       Twelve months
                                                               months               or more               Total
                                                        --------------------- ------------------- ---------------------
                                                          Fair     Unrealized  Fair    Unrealized   Fair     Unrealized
                                                          Value      Losses    Value     Losses     Value      Losses
                                                        ---------- ---------- -------- ---------- ---------- ----------
                                                                                (in thousands)
Fixed maturities, available for sale: 2008

U.S. Treasury securities and obligations of U.S.
  government authorities and agencies.................. $   22,796  $    101  $     --  $     --  $   22,796  $    101
Obligations of U.S. States, and political subdivisions.     23,989       352                          23,989       352
Foreign government bonds...............................      4,891       204        --        --       4,891       204
Corporate securities...................................  1,467,078   154,683   258,113    75,471   1,725,191   230,154
Residential mortgage-backed securities.................     13,575     1,446     9,732     2,422      23,307     3,868
Commercial mortgage-backed securities..................    321,414    55,557   111,996    32,630     433,410    88,187
Asset-backed securities................................    425,154    54,640   111,181    28,602     536,335    83,242
                                                        ----------  --------  --------  --------  ----------  --------

Total fixed maturities, available for sale............. $2,278,897  $266,983  $491,022  $139,125  $2,769,919  $406,108
                                                        ==========  ========  ========  ========  ==========  ========
Equity Securities, available for sale: 2008............ $   15,842  $ 11,154        --        --  $   15,842  $ 11,154
                                                        ==========  ========  ========  ========  ==========  ========

Fixed maturities, available for sale: 2007

U.S. Treasury securities and obligations of U.S.
  government authorities and agencies.................. $  122,706  $     --  $    350  $     --  $  123,056  $     --
Obligations of U.S. States, and political subdivisions.    118,724        11     2,557       113     121,281       124
Foreign government bonds...............................     40,632        --        --        --      40,632        --
Corporate securities...................................  2,096,194    11,824   343,673     9,937   2,439,867    21,761
Residential mortgage-backed securities.................    529,566        60    20,489       420     550,055       480

Pruco Life Insurance Company

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------


3. INVESTMENTS (continued)


Commercial mortgage-backed securities.......    499,449     696    7,448       4    506,897     700
Asset-backed securities.....................    477,664  18,395  165,002   4,272    642,666  22,667
                                             ---------- ------- -------- ------- ---------- -------

Total fixed maturities, available for sale.. $3,884,935 $30,986 $539,519 $14,746 $4,424,454 $45,732
                                             ---------- ------- -------- ------- ---------- -------
Equity securities, available for sale: 2007. $   28,035 $     2       --      -- $   28,035 $     2
                                             ========== ======= ======== ======= ========== =======

As of December 31, 2008, unrealized gains (losses) on fixed maturities and equity securities was comprised of $417 million of gross unrealized losses and $85 million of gross unrealized gains. Gross unrealized losses includes $139 million of gross losses that have been in such a position for twelve months or greater. Based on a review of the above information in conjunction with other factors as outlined in our policy surrounding other than temporary impairments (see Note 2 to the Consolidated Financial Statements), we have concluded that an adjustment for other than temporary impairments for these securities was not warranted at December 31, 2008. Each security is current on its contractual payments, and a detailed analysis of the underlying credit resulted in the determination that there is no evidence of probable credit deterioration that would indicate they would be unable to meet their contractual obligations. The declines in fair value were primarily due to credit spread widening and increased liquidity discounts. In each case, the Company has the ability and intent to hold the security for a period of time to allow for a recovery of value.

As of December 31, 2007, unrealized gains (losses) on fixed maturities and equity securities was comprised of $46 million of gross unrealized losses and $85 million of gross unrealized gains. Gross unrealized losses includes $15 million of gross losses that have been in such a position for twelve months or greater. Based on a review of the above information in conjunction with other factors as outlined in our policy surrounding other than temporary impairments (see Note 2 to the Consolidated Financial Statements), we have concluded that an adjustment for other than temporary impairments for these securities was not warranted at December 31, 2007. Each security is current on its contractual payments, and a detailed analysis of the underlying credit resulted in the determination that there is no evidence of probable credit deterioration that would indicate they would be unable to meet their contractual obligations. The declines in fair value were primarily due to credit spread widening and increased liquidity discounts. In each case, the Company has the ability and intent to hold the security for a period of time to allow for a recovery of value.

Securities Pledged, Restricted Assets and Special Deposits

The Company pledges investment securities it owns to unaffiliated parties through certain transactions including securities lending, securities sold under agreements to repurchase, and futures contracts. At December 31, 2008 and 2007, the carrying value of fixed maturities available for sale pledged to third parties as reported in the Consolidated Statements of Financial Position were $152 million and $408 million, respectively.

Fixed maturities of $4 million at December 31, 2008 and 2007 were on deposit with governmental authorities or trustees as required by certain insurance laws.

4. DEFERRED POLICY ACQUISITION COSTS

The balances of and changes in deferred policy acquisition costs as of and for the years ended December 31, are as follows:

                                                            2008        2007        2006
                                                         ----------  ----------  ----------
                                                                   (in thousands)
Balance, beginning of year.............................. $2,174,315  $1,959,431  $1,663,003
Capitalization of commissions, sales and issue expenses.    471,771     490,422     383,410
Amortization............................................   (308,617)   (285,443)    (76,436)
Change in unrealized investment gains/(losses)..........    264,616      13,071     (10,546)
Impact of adoption of SOP 05-1..........................         --      (3,166)         --
                                                         ----------  ----------  ----------
Balance, end of year.................................... $2,602,085  $2,174,315  $1,959,431
                                                         ==========  ==========  ==========

Deferred acquisition costs include reductions in capitalization and amortization related to the reinsurance expense allowances resulting from the coinsurance treaty with Prudential Reinsurance Captive Company or "PARCC," discussed in Note 13 to the Consolidated Financial Statements.

Ceded capitalization in the above table amounted to $126 million, $123 million and $85 million in 2008, 2007 and 2006 respectively. Amortization amounted to $22 million, $16 million and $16 million in 2008, 2007 and 2006 respectively.

Pruco Life Insurance Company

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------


5. POLICYHOLDERS' LIABILITIES


Future policy benefits at December 31, are as follows:

                                                       2008       2007
                                                    ---------- ----------
                                                       (in thousands)
      Life insurance--domestic..................... $1,757,415 $1,390,687
      Life insurance--Taiwan.......................    701,160    650,384
      Individual and group annuities...............     51,366     49,625
      Policy claims and other contract liabilities.  1,008,140     84,630
                                                    ---------- ----------
      Total future policy benefits................. $3,518,081 $2,175,326
                                                    ========== ==========

Life insurance liabilities include reserves for death benefits and other policy benefits. Individual and Group annuity liabilities include reserves for annuities with life contingencies that are in payout status.

Future policy benefits for domestic and Taiwan individual non-participating traditional life insurance policies are generally equal to the aggregate of
(1) the present value of future benefit payments and related expenses, less the present value of future net premiums, and (2) any premium deficiency reserves. Assumptions as to mortality and persistency are based on the Company's experience, and in certain instances, industry experience, when the basis of the reserve is established. Interest rates range from 2.50% to 8.25% for setting domestic insurance reserves and 6.18% to 7.43% for setting Taiwan reserves.

Future policy benefits for individual and group annuities and supplementary contracts are generally equal to the aggregate of (1) the present value of expected future payments, and (2) any premium deficiency reserves. Assumptions as to mortality are based on the Company's experience, and in certain instances, industry experience, when the basis of the reserve is established. The interest rates used in the determination of present values range from 1.06% to 14.75%, with approximately 20.02% of the reserves based on an interest rate in excess of 8.00%. The interest rate used in the determination of group annuities reserves is 14.75%.

Future policy benefits for other contract liabilities are generally equal to the present value of expected future payments based on the Company's experience. The interest rates used in the determination of the present values range from 1.17% to 6.08%.

Policyholders' account balances at December 31, are as follows:

                                                    2008       2007
                                                 ---------- ----------
                                                    (in thousands)
          Interest-sensitive life contracts..... $3,689,624 $3,244,881
          Individual annuities..................  2,085,002  1,348,884
          Guaranteed interest accounts..........    272,934    245,156
          Dividend accumulations and other......    274,448    237,733
                                                 ---------- ----------
          Total policyholders' account balances. $6,322,008 $5,076,654
                                                 ========== ==========

Policyholders' account balances represent an accumulation of account deposits plus credited interest less withdrawals, expenses and mortality charges, if applicable. Interest crediting rates range from 4.00% to 6.60% for interest-sensitive life contracts. Interest crediting rates for individual annuities range from 1.06% to 11.00%, with less than 1.00% of policyholders' account balances with interest crediting rates in excess of 8.00%. Interest crediting rates for guaranteed interest accounts range from 3.00% to 6.25%. Interest crediting rates range from 1.00% to 6.23% for dividend accumulations and other.

6. REINSURANCE

The Company participates in reinsurance, with Prudential Insurance, Prudential of Taiwan, Prudential Arizona Reinsurance Captive Company "PARCC", Universal Prudential Arizona Reinsurance Captive "UPARC" and Pruco Reinsurance, Ltd. "Pruco Re", in order to provide risk diversification, additional capacity for future growth and limit the maximum net loss potential arising from large risks. Life reinsurance is accomplished through various plans of reinsurance, primarily yearly renewable term and coinsurance. Reinsurance ceded arrangements do not discharge the Company as the primary insurer. Ceded balances would represent a liability of the Company in the event the reinsurers were unable to meet their obligations to the Company under the terms of the reinsurance agreements. The likelihood of a material reinsurance liability resulting from such inability of reinsurers to meet their obligation is considered to be remote.

Pruco Life Insurance Company

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------


6. REINSURANCE (continued)


During 2008, the Company entered into two new reinsurance agreements with an affiliate as part of its risk management and capital management strategies. Effective January 28, 2008, the Company entered into a coinsurance agreement with Pruco Re providing for the 100% reinsurance of its Highest Daily Lifetime Seven ("HD7") and Spousal Highest Daily Lifetime Seven ("SHD7") benefit features sold on certain of its annuities. Effective January 28, 2008, the Company entered into a coinsurance agreement with Pruco Re providing for the 100% reinsurance of its Highest Daily Guaranteed Return Option ("HD GRO") benefit feature sold on certain of its annuities.

During 2007, the Company amended the reinsurance agreements it entered into in 2005 covering its Lifetime Five benefit ("LT5") feature sold on certain of its annuities. The coinsurance agreement entered into with Prudential Insurance in 2005 provided for the 100% reinsurance of its LT5 feature sold on certain new business with issue dates from March 15, 2005 to May 5, 2005. This agreement was recaptured effective August 1, 2007. Effective July 1, 2005, the Company entered into a coinsurance agreement with Pruco Re providing for the 100% reinsurance of its LT5 feature sold on new business after May 5, 2005 as well as for riders issued on or after March 15, 2005 on business in-force before March 15, 2005. This agreement was amended effective August 1, 2007 to include the reinsurance of business sold from March 15, 2005 to May 5, 2005 that was previously reinsured to Prudential Insurance.

Effective November 20, 2006, the Company entered into a coinsurance agreement with Pruco Re. providing for the 100% reinsurance of its Highest Daily Lifetime Five benefit feature sold on its annuities.

Effective October 1, 2006, the Company entered into an agreement to reinsure its universal life policies having no-lapse guarantees with an affiliated company, UPARC. UPARC reinsures 90% of the net amount of mortality at risk as well as 100% of the risk of uncollectible policy charges and fees associated with the no lapse provision of these policies.

Reinsurance premiums, commissions, expense reimbursements, benefits and reserves related to reinsured long-duration contracts are accounted for over the life of the underlying reinsured contracts using assumptions consistent with those used to account for the underlying contracts. Amounts recoverable from reinsurers, for long duration reinsurance arrangements, are estimated in a manner consistent with the claim liabilities and policy benefits associated with the reinsured policies. The affiliated reinsurance agreements, including the Company's reinsurance of all its Taiwan business as of February 1, 2001, are described further in Note 13 of the Consolidated Financial Statements.

Reinsurance amounts included in the Consolidated Statements of Operations and Comprehensive Income for the year ended December 31, are as follows:

                                                     2008        2007        2006
                                                  ----------  ----------  ----------
                                                            (in thousands)
Gross premiums and policy charges and fee income. $1,717,526  $1,604,200  $1,279,125
Reinsurance ceded................................   (954,583)   (854,254)   (687,916)
                                                  ----------  ----------  ----------
Net premiums and policy charges and fee income...    762,943     749,946     591,209
                                                  ----------  ----------  ----------

Policyholders' benefits ceded.................... $  496,280  $  434,522  $  362,945
                                                  ----------  ----------  ----------
Realized capital gains ceded, net................ $1,059,476  $   35,557  $   16,100
                                                  ----------  ----------  ----------

Reinsurance premiums ceded for interest-sensitive life products are accounted for as a reduction of policy charges and fee income. Reinsurance ceded for term insurance products is accounted for as a reduction of premiums.

In 2008 reinsurance ceded included a $49 million benefit from an adjustment due to an overpayment to an affiliate in prior periods.

Realized capital gains ceded include the reinsurance of the Company's derivatives under SFAS No. 133. Changes in the fair value of the derivatives are recognized through "Realized investment gains". The Company has entered into reinsurance agreements to transfer the risk related to certain living benefit options to Pruco Re. The Company also sells certain universal life products that contain a no lapse guarantee provision. The Company entered into an agreement with an affiliate (See Note 13 to the Consolidated Financial Statements) to reinsure these guarantees. These reinsurance agreements are derivatives and have been accounted for in the same manner as an embedded derivative.

Pruco Life Insurance Company

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------


6. REINSURANCE (continued)


Reinsurance recoverables, included in the Company's Consolidated Statements of Financial Position at December 31, were as follows:

                                                    2008       2007
                                                 ---------- ----------
                                                    (in thousands)
          Domestic life insurance--affiliated... $2,340,962 $  947,616
          Domestic life insurance--unaffiliated.      1,540      1,910
          Taiwan life insurance--affiliated.....    701,160    650,384
                                                 ---------- ----------
                                                 $3,043,662 $1,599,910
                                                 ========== ==========

Substantially all reinsurance contracts are with affiliates as of December 31, 2008 and 2007. These contracts are described further in Note 13 of the Consolidated Financial Statements.

The gross and net amounts of life insurance in-force at December 31, were as follows:

                                      2008           2007           2006
                                 -------------  -------------  -------------
                                                (in thousands)
  Gross life insurance in-force. $ 450,675,048  $ 388,072,515  $ 307,804,610
  Reinsurance Ceded.............  (405,820,776)  (346,204,265)  (271,758,791)
                                 -------------  -------------  -------------
  Net life insurance in-force... $  44,854,272  $  41,868,250  $  36,045,819
                                 =============  =============  =============

7. INCOME TAXES

The components of income tax expense (benefit) for the years ended December 31, are as follows:

                                                         2008      2007     2006
                                                      ---------  -------  --------
                                                             (in thousands)
Current tax (benefit) expense:
   U.S............................................... $(126,180) $ 8,570  $ 89,030
   Foreign...........................................        --       --         4
                                                      ---------  -------  --------
Total................................................  (126,180)   8,570    89,034
                                                      ---------  -------  --------

Deferred tax expense (benefit):
   U.S...............................................   191,184   55,842   (26,572)
                                                      ---------  -------  --------
Total................................................   191,184   55,842   (26,572)
                                                      ---------  -------  --------

Total income tax expense on income from operations... $  65,004  $64,412  $ 62,462
   Other comprehensive (loss) income.................   (83,046)  (3,062)    4,454
   Cumulative effect of changes in accounting policy.        --     (693)       --
                                                      ---------  -------  --------
Total income tax expense on income from operations... $ (18,042) $60,657  $ 66,916
                                                      =========  =======  ========

The Company's income (loss) from continuing operations before income taxes includes income from domestic operations of $314.3 million, $311.7 million and $325.2 million, and no income from foreign operations for the years ended December 31, 2008, 2007 and 2006, respectively.

Pruco Life Insurance Company

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------


7. INCOME TAXES (continued)

The income tax expense for the years ended December 31, differs from the amount computed by applying the expected federal income tax rate of 35% to income from operations before income taxes and cumulative effect of accounting change for the following reasons:

                                                      2008      2007      2006
                                                    --------  --------  --------
                                                           (in thousands)
Expected federal income tax expense................ $110,015  $109,111  $113,839
Non taxable investment income......................  (43,914)  (45,952)  (47,030)
Tax credits........................................   (4,974)   (5,203)   (7,770)
Other..............................................    3,877     6,456     3,423
                                                    --------  --------  --------
Total income tax expense on income from operations. $ 65,004  $ 64,412  $ 62,462
                                                    ========  ========  ========

Deferred tax assets and liabilities at December 31, resulted from the items listed in the following table:

                                                     2008     2007
                                                   -------- --------
                                                    (in thousands)
           Deferred tax assets
              Insurance reserves.................. $202,239 $124,182
              Net unrealized losses on securities.  113,853       --
              Investments.........................       --   15,371
              Other...............................   30,506   10,147
                                                   -------- --------
              Deferred tax assets.................  346,598  149,700
                                                   -------- --------

           Deferred tax liabilities
              Deferred acquisition costs..........  710,583  582,578
              Investments.........................  195,900       --
              Net unrealized gains on securities..       --   17,801
              Other...............................      575    1,643
                                                   -------- --------
              Deferred tax liabilities............  907,058  602,022
                                                   -------- --------

           Net deferred tax liability............. $560,460 $452,322
                                                   ======== ========

As of December 31, 2008, the Company had no ordinary or capital losses or tax credits that are available to reduce taxes in future years.

The application of U.S. GAAP requires the Company to evaluate the recoverability of deferred tax assets and establish a valuation allowance if necessary to reduce the deferred tax asset to an amount that is more likely than not to be realized. Considerable judgment is required in determining whether a valuation allowance is necessary, and if so, the amount of such valuation allowance. In evaluating the need for a valuation allowance the Company considers many factors, including: (1) the nature of the deferred tax assets and liabilities; (2) whether they are ordinary or capital; (3) in which tax jurisdictions they were generated and the timing of their reversal;
(4) taxable income in prior carryback years as well as projected taxable earnings exclusive of reversing temporary differences and carryforwards;
(5) the length of time that carryovers can be utilized in the various taxing jurisdictions; (6) any unique tax rules that would impact the utilization of the deferred tax assets; and (7) any tax planning strategies that the Company would employ to avoid a tax benefit from expiring unused. Although realization is not assured, management believes it is more likely than not that the deferred tax assets, net of valuation allowances, will be realized. The Company had no valuation allowance as of December 31, 2008, 2007 and 2006.

Management believes that based on its historical pattern of taxable income, the Company and its subsidiaries will produce sufficient income in the future to realize its deferred tax assets. Adjustments to the valuation allowance will be made if there is a change in management's assessment of the amount of the deferred tax asset that is realizable.

On January 1, 2007, the Company adopted FIN No. 48, "Accounting for Uncertainty in Income Taxes," an Interpretation of FASB Statement No. 109. This interpretation prescribes a comprehensive model for how a company should recognize, measure, present, and disclose in its financial statements uncertain tax positions that a company has taken or expects to take on a tax return. Adoption of FIN No. 48 resulted in an increase to the Company's income tax liability and a decrease to retained earnings of $0.7 million as of January 1, 2007.

Pruco Life Insurance Company

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------


7. INCOME TAXES (continued)

The Company's unrecognized tax benefits as of the date of adoption of FIN No. 48 and as of December 31, 2008 are as follows:


                                                                                     Unrecognized tax
                                                                                     benefits prior to
                                                                                           2002
                                                                                     -----------------

Amounts as of January 1, 2007.......................................................      $45,118

(Decreases) in unrecognized tax benefits taken in a prior period....................            0
Increases in unrecognized tax benefits taken in a prior period......................            0

Amounts as of December 31, 2007.....................................................      $45,118

Increases in unrecognized tax benefits taken in a prior period......................            0
(Decreases) in unrecognized tax benefits taken in a prior period....................            0

Amount as of December 31, 2008......................................................      $45,118

Unrecognized tax benefits that, if recognized, would favorably impact the effective
  rate as of December 31, 2007......................................................      $45,118

Unrecognized tax benefits that, if recognized, would favorably impact the effective
  rate as of December 31, 2008......................................................      $45,118

                                                                                     Unrecognized
                                                                                     tax benefits Total unrecognized
                                                                                       2002 and    tax benefits all
                                                                                       forward          years
                                                                                     ------------ ------------------
                                                                                     (in thousands)
Amounts as of January 1, 2007.......................................................    $6,608         $51,726

(Decreases) in unrecognized tax benefits taken in a prior period....................     (826 )           (826)
Increases in unrecognized tax benefits taken in a prior period......................         0               0

Amounts as of December 31, 2007.....................................................    $5,782         $50,900

Increases in unrecognized tax benefits taken in a prior period......................       297             297
(Decreases) in unrecognized tax benefits taken in a prior period....................         0               0

Amount as of December 31, 2008......................................................    $6,079         $51,197

Unrecognized tax benefits that, if recognized, would favorably impact the effective
  rate as of December 31, 2007......................................................    $    0         $45,118

Unrecognized tax benefits that, if recognized, would favorably impact the effective
  rate as of December 31, 2008......................................................    $    0         $45,118

The Company classifies all interest and penalties related to tax uncertainties as income tax expense. The Company recognized $1.2 and $0.7 million in the statement of operations during 2008 and 2007, respectively and recognized $6.0 and $4.8 million in liabilities in the statement of financial position in 2008 and 2007 respectively, for tax-related interest and penalties.

The Company's liability for income taxes includes the liability for unrecognized tax benefits, interest and penalties which relate to tax years still subject to review by the Internal Revenue Service, or IRS, or other taxing authorities. Audit periods remain open for review until the statute of limitations has passed. Generally, for tax years which produce net operating losses, capital losses or tax credit carryforwards ("tax attributes"), the statute of limitations does not close, to the extent of these tax attributes, until the expiration of the statute of limitations for the tax year in which they are fully utilized. The completion of review or the expiration of the statute of limitations for a given audit period could result in an adjustment to the liability for income taxes. The statute of limitations for the 2002 and 2003 tax years is set to expire in 2009. The Company does not anticipate any significant changes to its total unrecognized tax benefits within the next 12 months. Taxable years 2004 through 2008 are still open for IRS examination.

On January 26, 2006, the IRS officially closed the audit of the Company's consolidated federal income tax returns for the 1997 to 2001 periods. The statute of limitations has closed for these tax years; however, there were tax attributes which were utilized in subsequent tax years for which the statute of limitations remains open.

In August 2007, the IRS issued Revenue Ruling 2007-54, which included, among other items, guidance on the methodology to be followed in calculating the dividend received deduction, or DRD, related to variable life insurance and annuity contracts. In September 2007, the IRS released Revenue Ruling 2007-61. Revenue Ruling 2007-61 suspends Revenue Ruling 2007-54 and informs taxpayers that the U.S. Treasury Department and the IRS intend to address through new regulations the issues considered in Revenue Ruling 2007-54, including the methodology to be followed in determining the DRD related to variable life insurance and annuity contracts. A change in the DRD, including the possible retroactive or prospective elimination of this deduction through regulations or legislation, could increase actual tax expense and reduce the Company's consolidated net income. These activities had no impact on the Company's 2007 or 2008 results.

Pruco Life Insurance Company

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------


7. INCOME TAXES (continued)

In December 2006, the IRS completed all fieldwork with regards to its examination of the consolidated federal income tax returns for tax years 2002 and 2003. The final report was initially submitted to the Joint Committee on Taxation for their review in April 2007. The final report was resubmitted in March 2008 and again in April 2008. The Joint Committee returned the report to the IRS for additional review of an industry issue regarding the methodology for calculating the DRD related to variable life insurance and annuity contracts. Within the table above, reconciling the Company's effective tax rate to the expected amount determined using the federal statutory rate of 35%, the DRD was the primary component of the non-taxable investment income in recent years. The IRS completed its review of the issue and proposed an adjustment with respect to the calculation of the DRD. In order to expedite receipt of an income tax refund related to the 2002 and 2003 years, the Company has agreed to such adjustment. Nevertheless, the Company believes that its return position is technically correct. Therefore, the Company intends to file a protective refund claim to recover the taxes associated with the agreed upon adjustment and to pursue such other actions as appropriate. The report, with the adjustment, was submitted to the Joint Committee on Taxation in October 2008. The Company was advised on January 2, 2009 that the Joint Committee completed its consideration of the report and has taken no exception to the conclusions reached by the IRS. Accordingly, the final report was processed and a refund was received. The statute of limitations for these years will close on December 31, 2009. These activities had no impact on the Company's 2007 or 2008 results.

In January 2007, the IRS began an examination of the consolidated U.S. federal income tax years 2004 through 2006. For the consolidated U.S. federal income tax years 2007 and 2008, the Company participated in the IRS's Compliance Assurance Program ("CAP"). Under CAP, the IRS assigns an examination team to review completed transactions contemporaneously during the 2007 and 2008 tax years in order to reach agreement with the Company on how they should be reported in the tax return. If disagreements arise, accelerated resolutions programs are available to resolve the disagreements in a timely manner before the tax return is filed. It is management's expectation this program will shorten the time period between the Company's filing of its federal income tax return and the IRS's completion of its examination of the return.

8. CERTAIN NONTRADITIONAL LONG-DURATION CONTRACTS

The Company issues traditional variable annuity contracts through its separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contractholder. The Company also issues variable annuity contracts with general and separate account options where the Company contractually guarantees to the contractholder a return of no less than (1) total deposits made to the contract less any partial withdrawals ("return of net deposits"), (2) total deposits made to the contract less any partial withdrawals plus a minimum return ("minimum return"), or
(3) the highest contract value on a specified date minus any withdrawals ("contract value"). These guarantees include benefits that are payable in the event of death, annuitization or at specified dates during the accumulation period including withdrawal and income benefits payable during specified periods. The company also offers an enhanced withdrawal benefit should a contractholder not be able to perform normal activities of daily living.

The Company also issues annuity contracts with market value adjusted investment options ("MVAs"), which provide for a return of principal plus a fixed rate of return if held to maturity, or, alternatively, a "market adjusted value" if surrendered prior to maturity or if funds are reallocated to other investment options. The market value adjustment may result in a gain or loss to the Company, depending on crediting rates or an indexed rate at surrender, as applicable.

In addition, the Company issues variable life, variable universal life and universal life contracts where the Company contractually guarantees to the contractholder a death benefit even when there is insufficient value to cover monthly mortality and expense charges, whereas otherwise the contract would typically lapse ("no lapse guarantee"). Variable life and variable universal life contracts are offered with general and separate account options.

The assets supporting the variable portion of both traditional variable annuities and certain variable contracts with guarantees are carried at fair value and reported as "Separate account assets" with an equivalent amount reported as "Separate account liabilities." Amounts assessed against the contractholders for mortality, administration, and other services are included within revenue in "Policy charges and fee income" and changes in liabilities for minimum guarantees are generally included in "Policyholders' benefits." In 2008 and 2007 there were no gains or losses on transfers of assets from the general account to a separate account.

Pruco Life Insurance Company

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------


8. CERTAIN NONTRADITIONAL LONG-DURATION CONTRACTS (continued)

For those guarantees of benefits that are payable in the event of death, the net amount at risk is generally defined as the current guaranteed minimum death benefit in excess of the current account balance at the balance sheet date. The Company's primary risk exposures for these contracts relates to actual deviations from, or changes to, the assumptions used in the original pricing of these products, including equity market returns, contract lapses and contractholder mortality.

For guarantees of benefits that are payable at annuitization, the net amount at risk is generally defined as the present value of the minimum guaranteed annuity payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance. The Company's primary risk exposures for these contracts relates to actual deviations from, or changes to, the assumptions used in the original pricing of these products, including equity market returns, timing of annuitization, contract lapses and contractholder mortality.

For guarantees of benefits that are payable at withdrawal, the net amount at risk is generally defined as the present value of the minimum guaranteed withdrawal payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance. For guarantees of accumulation balances, the net amount at risk is generally defined as the guaranteed minimum accumulation balance minus the current account balance. The Company's primary risk exposures for these contracts relates to actual deviations from, or changes to, the assumptions used in the original pricing of these products, including equity market returns, interest rates, market volatility or contractholder behavior used in the original pricing of these products.

The Company's contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed may not be mutually exclusive. As of December 31, 2008 and 2007, the Company had the following guarantees associated with these contracts, by product and guarantee type:

                                                                                December 31, 2008
                                                                     ----------------------------------------
                                                                                           At Annuitization /
                                                                     In the Event of Death  Accumulation (1)
                                                                     --------------------- ------------------
Variable Annuity Contracts                                                        (in thousands)
          Return of net deposits....................................
          Account value.............................................      $ 4,851,040                 N/A
          Net amount at risk........................................      $   812,387                 N/A
          Average attained age of contractholders...................         62 years                 N/A

          Minimum return or contract value..........................
          Account value.............................................      $ 7,786,709         $ 6,509,124
          Net amount at risk........................................      $ 3,648,143         $ 1,288,590
          Average attained age of contractholders...................         66 years            62 years
         Average period remaining until earliest expected
            annuitization...........................................              N/A           3.2 years
--------
(1)Includes income and withdrawal benefits as described herein

                                                                       Unadjusted Value      Adjusted Value
Market value adjusted annuities                                      --------------------- ------------------
       Account value................................................      $   205,546         $   206.669

                                                                       December 31, 2008   December 31, 2007
                                                                     --------------------- ------------------
                                                                              In the Event of Death
                                                                     ----------------------------------------
Variable Life, Variable Universal Life and Universal Life Contracts               (in thousands)
          No Lapse Guarantees.......................................
          Separate account value....................................      $ 1,602,802         $ 2,194,765
          General account value.....................................      $ 1,216,324         $   976,679
       Net amount at risk...........................................      $45,408,328         $43,309,645
          Average attained age of contractholders...................         50 years            48 years

                                                                                December 31, 2007
                                                                     ----------------------------------------
                                                                                           At Annuitization /
                                                                     In the Event of Death  Accumulation (1)
                                                                     --------------------- ------------------
Variable Annuity Contracts                                                        (in thousands)
          Return of net deposits....................................
          Account value.............................................      $ 4,997,756                 N/A
          Net amount at risk........................................      $     4,104                 N/A
          Average attained age of contractholders...................         62 years                 N/A

          Minimum return or contract value..........................
          Account value.............................................      $11,355,802          $7,028,798
          Net amount at risk........................................      $   739,233          $   59,013
          Average attained age of contractholders...................         65 years            61 years
         Average period remaining until earliest expected
            annuitization...........................................              N/A             6 years
--------
(1)Includes income and withdrawal benefits as described herein

                                                                       Unadjusted Value      Adjusted Value
Market value adjusted annuities                                      --------------------- ------------------
       Account value................................................      $   204,459          $  202,853





Variable Life, Variable Universal Life and Universal Life Contracts
          No Lapse Guarantees.......................................
          Separate account value....................................
          General account value.....................................
       Net amount at risk...........................................
          Average attained age of contractholders...................

Pruco Life Insurance Company

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------


8. CERTAIN NONTRADITIONAL LONG-DURATION CONTRACTS (continued)

Account balances of variable annuity contracts with guarantees were invested in separate account investment options as follows:

                                December 31, 2008 December 31, 2007
                                ----------------- -----------------
                                          (in thousands)
            Equity funds.......    $ 5,241,841       $ 9,126,548
            Bond funds.........      1,281,743           590,295
            Balanced funds.....      3,413,707         4,763,978
            Money market funds.        481,372           328,323
            Specialty funds....         66,501           136,383
                                   -----------       -----------
               Total...........    $10,485,164       $14,945,527
                                   ===========       ===========

In addition to the above mentioned amounts invested in separate account investment options, $2.153 billion and $1.408 billion of account balances of variable annuity contracts with guarantees, inclusive of contracts with MVA feature, were invested in general account investment options in 2008 and 2007, respectively.

Liabilities For Guaranteed Benefits

The table below summarizes the changes in general account liabilities for guarantees on variable contracts. The liabilities for guaranteed minimum death benefits ("GMDB") and guaranteed minimum income benefits ("GMIB") are included in "Future policy benefits" and the related changes in the liabilities are included in "Policyholders' benefits." Guaranteed minimum income and withdrawal benefits ("GMIWB") and guaranteed minimum accumulation benefits ("GMAB") features are considered to be bifurcated embedded derivatives under SFAS
No. 133 and are recorded at fair value. Changes in the fair value of these derivatives, along with any fees attributed or payments made relating to the derivative, are recorded in "Realized investment gains (losses), net." The liabilities for GMAB and GMIWB are included in "Future policy benefits."

                                                                                  GMIWB-
                                                    GMDB                  GMIB     GMAB       Total
                                      --------------------------------  -------  --------  ----------
                                                Variable Life, Variable
                                      Variable     Universal Life, &
                                      Annuity       Universal Life             Variable Annuity
                                      --------  ----------------------- -----------------------------
                                                               (in thousands)
Balance as of January 1, 2006........ $ 40,194          $12,001         $12,366  $ (1,370) $   63,191

   Incurred guarantee benefits /(1)/.   17,157           15,475           5,370    (6,966)     31,036

   Paid guarantee benefits...........  (14,729)          (1,050)             --        --     (15,779)
                                      --------          -------         -------  --------  ----------
Balance as of December 31, 2006...... $ 42,622          $26,426         $17,736  $ (8,336) $   78,448
   Incurred guarantee benefits /(1)/.    4,247           28,758          (8,831)   43,569      67,743
   Paid guarantee benefits...........  (11,198)              --              --        --     (11,198)
                                      --------          -------         -------  --------  ----------
Balance as of December 31, 2007...... $ 35,671          $55,184         $ 8,905  $ 35,233  $  134,993
   Incurred guarantee benefits /(1)/.  162,244           32,311          32,112   759,407     986,074
   Paid guarantee benefits...........  (35,346)            (756)             --        --     (36,102)
                                      --------          -------         -------  --------  ----------
Balance as of December 31, 2008...... $162,569          $86,739         $41,017  $794,640  $1,084,965
                                      ========          =======         =======  ========  ==========

--------
(1)Incurred guarantee benefits include the portion of assessments established as additions to reserves as well as changes in estimates affecting the reserves. Also includes changes in the fair value of features considered to be derivatives.

Pruco Life Insurance Company

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------


8. CERTAIN NONTRADITIONAL LONG-DURATION CONTRACTS (continued)

The GMDB liability is determined each period end by estimating the accumulated value of a portion of the total assessments to date less the accumulated value of the death benefits in excess of the account balance. The GMIB liability is determined each period by estimating the accumulated value of a portion of the total assessments to date less the accumulated value of the projected income benefits in excess of the account balance. The portion of assessments used is chosen such that, at issue (or, in the case of acquired contracts, at the acquisition date), the present value of expected death benefits or expected income benefits in excess of the projected account balance and the portion of the present value of total expected assessments over the lifetime of the contracts are equal. The Company regularly evaluates the estimates used and adjusts the GMDB and GMIB liability balances, with an associated charge or credit to earnings, if actual experience or other evidence suggests that earlier assumptions should be revised.

The GMAB features provide the contractholder with a guaranteed return of initial account value or an enhanced value if applicable. The Company's GMAB feature (HD GRO) includes an automatic investment rebalancing element that reduces the Company's exposure to these guarantees. The GMAB liability is calculated as the present value of future expected payments to customers less the present value of assessed rider fees attributed to the embedded derivative feature.

The GMIWB features predominantly present a benefit that provides a contractholder two optional methods to receive guaranteed minimum payments over time, a "withdrawal" option or an "income" option. The withdrawal option guarantees that, upon the election of such benefit, a contract holder can withdraw an amount each year until the cumulative withdrawals reach a total guaranteed balance. The guaranteed remaining balance is generally equal to the protected value under the contract, which is initially established as the greater of: (1) the account value on the date of first withdrawal;
(2) cumulative deposits when withdrawals commence, less cumulative withdrawals plus a minimum return; or (3) the highest contract value on a specified date minus any withdrawals. The income option guarantees that a contract holder can, upon the election of this benefit, withdraw a lesser amount each year for the annuitant's life based on the total guaranteed balance. The withdrawal or income benefit can be elected by the contract holder upon issuance of an appropriate deferred variable annuity contract or at any time following contract issue prior to annuitization. Certain GMIWB features include an automatic investment rebalancing element that reduces the Company's exposure to these guarantees. The GMIWB liability is calculated as the present value of future expected payments to customers less the present value of assessed rider fees attributable to the embedded derivative feature.

As part of risk management strategy in addition to reinsurance, Pruco Re.
hedges or limits exposure to these risks through a combination of product design elements, such as an automatic rebalancing element, and externally purchased hedging instruments, such as equity options and interest rate swaps. The automatic rebalancing element included in the design of certain variable annuity products transfers assets between contractholder sub-accounts depending on a number of factors, including the investment performance of the sub-accounts. Negative investment performance may result in transfers to either a fixed-rate general account option or a separate account bond portfolio. In certain situations, assets may transfer back when investment performance improves. Other product design elements we utilize for certain products to manage these risks include asset allocation and minimum purchase age requirements. For risk management purposes the Company segregates the variable annuity living benefit features into three broad categories, (1) those that utilize both an automatic rebalancing element and capital markets hedging, such as for certain GMIWB riders; (2) those that utilize only capital markets hedging , such as for certain legacy GMIWB and GMAB riders; and (3) those with risks we have deemed suitable to retain, such as for GMDB and GMIB riders. Riders in category 1 from above also include GMDB riders, and as such the GMDB risk in these riders benefits from the automatic investment rebalancing element.

Deferred Sales Inducements

The Company defers sales inducements and amortizes them over the anticipated life of the annuity using the same methodology and assumptions used to amortize deferred policy acquisition costs. The Company offers various types of sales inducements. These inducements include: (i) a bonus whereby the policyholder's initial account balance is increased by an amount equal to a specified percentage of the customer's initial deposit and (ii) additional interest credits after a certain number of years a contract is held. Changes in deferred sales inducements are as follows:

                                         2008      2007      2006
                                       --------  --------  --------
                                              (in thousands)
           Balance, beginning of year. $215,057  $182,578  $139,012
           Capitalization.............   71,899    57,253    57,302
           Amortization...............  (17,646)  (24,774)  (13,736)
                                       --------  --------  --------
           Balance, end of year....... $269,310  $215,057  $182,578
                                       ========  ========  ========

Pruco Life Insurnace Company

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

9. STATUTORY NET INCOME AND SURPLUS AND DIVIDEND RESTRICTIONS

The Company is required to prepare statutory financial statements in accordance with accounting practices prescribed or permitted by the Arizona Department of Insurance. Statutory accounting practices primarily differ from GAAP by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions and valuing investments, deferred taxes, and certain assets on a different basis.

Statutory net income (loss) for the Company amounted to $(566) million, $61 million, and $499 million for the years ended December 31, 2008, 2007, and 2006, respectively. Statutory surplus of the Company amounted to $601 million and $773 million at December 31, 2008 and 2007, respectively. The Company obtained reinsurance in October 2006 on the portion of Universal life business containing no lapse guarantees, from an affiliate. This affiliated reinsurance agreement mitigates surplus strain and is discussed further in Note 13 to the Consolidated Financial Statements.

The Company prepares its statutory financial statements in accordance with accounting practices prescribed or permitted by the Arizona Department of Insurance. Prescribed statutory accounting practices include publications of the NAIC, state laws, regulations, and general administrative rules. Permitted statutory accounting practices encompass all accounting practices not so prescribed.

The Company is subject to Arizona law, which limits the amount of dividends that insurance companies can pay to stockholders without approval of the Arizona Department of Insurance. The maximum dividend, which may be paid in any twelve-month period without notification or approval, is limited to the lesser of 10% of statutory surplus as of December 31 of the preceding year or the net gain from operations of the preceding calendar year. Cash dividends may only be paid out of surplus derived from realized net profits. Based on these limitations, there is no capacity to pay a dividend in 2009 without prior approval. The Company paid a dividend of $102 million, and returned capital of $198 million, to its parent company in 2007. In 2006 and 2008, there were no dividends paid or a return of capital to the parent company.

10. FAIR VALUE OF ASSETS AND LIABILITIES

Fair Value Measurement - Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. SFAS No. 157 establishes a framework for measuring fair value that includes a hierarchy used to classify the inputs used in measuring fair value. The hierarchy prioritizes the inputs to valuation techniques used to measure fair value into three levels. The level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement. The levels of the fair value hierarchy are as follows:

Level 1 - Fair value is based on unadjusted quoted prices in active markets that are accessible to the Company for identical assets or liabilities. These generally provide the most reliable evidence and are used to measure fair value whenever available.Active markets are defined as having the following for the measured asset/liability: i) many transactions, ii) current prices, iii) price quotes not varying substantially among market makers, iv) narrow bid/ask spreads and v) most information publicly available. The Company's Level 1 assets and liabilities primarily include certain cash equivalents and short-term investments, equity securities and derivative contracts that are traded in an active exchange market. Prices are obtained from readily available sources for market transactions involving identical assets or liabilities.

Level 2 - Fair value is based on significant inputs, other than Level 1 inputs, that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the asset or liability through corroboration with observable market data. Level 2 inputs include quoted market prices in active markets for similar assets and liabilities, quoted market prices in markets that are not active for identical or similar assets or liabilities and other observable inputs. The Company's Level 2 assets and liabilities include: fixed maturities (corporate public and private bonds, most government securities, certain asset-backed and mortgage-backed securities, etc.), certain equity securities, short-term investments and cash equivalents (primarily commercial paper), and certain over-the-counter derivatives. Valuations are generally obtained from third party pricing services for identical or comparable assets or liabilities through the use of valuation methodologies using observable market inputs.

Prices from pricing services are sourced from multiple vendors, and a vendor hierarchy is maintained by asset type based on historical pricing experience and vendor expertise. The Company generally receives prices from multiple pricing services for each security, but ultimately use the price from the pricing service highest in the vendor hierarchy based on the respective asset type. In order to validate reasonability, prices are reviewed by internal asset managers through comparison with directly observed recent market trades and internal estimates of current fair value, developed using market observable inputs and economic indicators.

Pruco Life Insurance Company

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------


10. FAIR VALUE OF ASSETS AND LIABILITIES (continued)

The use of valuation methodologies using observable inputs for private fixed maturities are primarily determined using a discounted cash flow model, which utilizes a discount rate based upon the average of spread surveys collected from private market intermediaries who are active in both primary and secondary transactions, and takes into account, among other factors, the credit quality and industry sector of the issuer and the reduced liquidity associated with private placements. Private fixed maturities also include debt investments in funds that, in addition to a stated coupon, pay a return based upon the results of the underlying portfolios. The fair values of these securities are determined by reference to the funds' net asset value (NAV). Any restrictions on the ability to redeem interests in these funds at NAV are considered to have a de minimis effect on the fair value.

The majority of the Company's derivative positions are classified within Level 2 in the fair value hierarchy. Derivatives classified within Level 2 are valued using models generally accepted in the financial services industry that use actively quoted or observable market input values from external market data providers, non-binding broker-dealer quotations, third-party pricing vendors and/or recent trading activity. The fair values of most derivatives, including interest rate swaps,cross currency swaps, and single name credit default swaps are determined using discounted cash flow models. These models' key assumptions include the contractual terms of the respective contract, along with significant observable inputs, including interest rates, currency rates, credit spreads, yield curves, index dividend yields, and nonperformance risk. Derivative contracts are executed under master netting agreements with counterparties with a Credit Support Annex, or CSA, which is a bilateral ratings-sensitive agreement that requires collateral postings at established credit threshold levels. These agreements protect the interests of the Company and its counterparties, should either party suffer a credit rating deterioration. Substantionaly all of the company's derivative contracts are transacted with an affiliate. In instances where the company transacts with unaffiliated counterparty's derivative agreements are with highly rated major international financial institutions. Consistent with the practice of major international financial institutions, the Company uses the credit spread embedded in the LIBOR interest rate curve to reflect nonperformance risk when determining the fair value of derivative assets and liabilities. The Company believes this credit spread is an appropriate estimate of the nonperformance risk for derivative related assets and liabilities between highly rated institutions. Most derivative contracts have bid and ask prices that can be readily observed in the market place. The Company's policy is to use mid-market pricing in determining its best estimate of fair value.

Other long-term investments carried at fair value include limited partnerships which are consolidated because the Company is either deemed to exercise control or considered the primary beneficiary of a variable interest entity. These entities are considered investment companies and follow specialized industry accounting whereby their assets are carried at fair value. The investments held by these entities include various feeder fund investments in underlying master funds (whose underlying holdings generally include public fixed maturities and equity securities), as well as wholly-owned real estate held within other investment funds.

Level 3 - Fair value is based on at least one or more significant unobservable inputs for the asset or liability. These inputs reflect the Company's assumptions about the assumptions market participants would use in pricing the asset or liability. The Company's Level 3 assets and liabilities primarily include: certain private fixed maturities and equity securities, certain manually priced public equity securities and fixed maturities (including certain asset-backed securities), certain highly structured over-the-counter derivative contracts, certain commercial loans, certain consolidated real estate funds for which the Company is the general partner, and embedded derivatives resulting from certain products with guaranteed benefits. In circumstances where vendor pricing is not available, internally developed valuations or non-binding broker quotes are used to determine fair value. Non-binding broker quotes are reviewed for reasonableness, based on the Company's understanding of the market. These estimates may use significant unobservable inputs, which reflect the Company's own assumptions about the inputs market participants would use in pricing the asset. Circumstances where observable market data is not available may include events such as market illiquidity and credit events related to the security. Under certain conditions, the Company may conclude the prices received from independent third party pricing services or brokers are not reasonable or reflective of market activity. In those instances, the Company may choose to over-ride the third-party pricing information or quotes received and apply internally developed values to the related assets or liabilities. In such cases, the valuations are generally classified as Level 3. As of December 31, 2008, such over-rides on a net basis were not material.

Pruco Life Insurance Company

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------


10. FAIR VALUE OF ASSETS AND LIABILITIES (continued)

For certain private fixed maturities, including those that are distressed, the discounted cash flow model may also incorporate significant unobservable inputs, which reflect the Company's own assumptions about the inputs market participants would use in pricing the asset. Certain public fixed maturities and private fixed maturities priced internally are based on observable and unobservable inputs. Significant unobservable inputs used include: issue specific credit adjustments, material non-public financial information, management judgment, estimation of future earnings and cashflows, default rate assumptions, liquidity assumptions and non-binding quotes from market makers. These inputs are usually considered unobservable, as not all market participants will have access to this data.

Estimated fair values for most privately traded equity securities are determined using valuation and discounted cash flow models that require a substantial level of judgment. In determining the fair value of certain privately traded equity securities the discounted cash flow model may also use unobservable inputs, which reflect the Company's assumptions about the inputs market participants would use in pricing the asset.

The fair values of the GMAB, GMWB and GMIWB liabilities are calculated as the present value of future expected benefit payments to customers less the present value of assessed rider fees attributable to the embedded derivative feature. The expected cash flows are discounted using LIBOR interest rates, which are commonly viewed as being consistent with the Company's claims-paying ratings of AA quality. Since there is no observable active market for the transfer of these obligations, the valuations are calculated using internally developed models with option pricing techniques. The models calculate a risk neutral valuation, generally using the same interest rate assumptions to both project and discount future rider fees and benefit payments, and incorporate premiums for risks inherent in valuation techniques, inputs, and the general uncertainty around the timing and amount of future cash flows. Significant inputs to these models include capital market assumptions, such as interest rate and implied volatility assumptions, as well as various policyholder behavior assumptions that are actuarially determined, including lapse rates, benefit utilization rates, mortality rates and withdrawal rates. These assumptions are reviewed at least annually, and updated based upon historical experience and give consideration to any observable market data, including market transactions such as acquisitions and reinsurance transactions.

Level 3 includes derivatives where the bid-ask spreads are generally wider than derivatives classified within Level 2 thus requiring more judgment in estimating the mid-market price of such derivatives.

Derivatives that are valued based upon models with unobservable market input values or input values from less actively traded or less-developed markets are classified within Level 3 in the fair value hierarchy. Derivatives classified as Level 3 include first-to-default credit basket swaps. The fair values of first-to-default credit basket swaps are derived from relevant observable inputs such as: individual credit default spreads, interest rates, recovery rates and unobservable model-specific input values such as correlation between different credits within the same basket. Level 3 methodologies are validated through periodic comparison of the Company's fair values to broker-dealer's values.

Pruco Life Insurance Company

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------


10. FAIR VALUE OF ASSETS AND LIABILITIES (continued)

The table below presents the balances of assets and liabilities measured at fair value on a recurring basis, as of December 31, 2008.

                                                          Level 1     Level 2     Level 3      Total
                                                        ----------- ----------- ----------  -----------
                                                                        (in thousands)
Fixed maturities, available for sale................... $        -- $ 4,479,986 $   64,176  $ 4,544,162
Other trading account assets...........................          --       8,878      1,089        9,967
Equity securities, available for sale..................         181      15,723        968       16,872
Other long-term investments............................          --      22,347    (17,167)       5,180
Short-term investments.................................      26,691      49,504         --       76,195
Cash and cash equivalents..............................          --     594,262         --      594,262
Other assets...........................................          --      13,699  1,157,884    1,171,583
                                                        ----------- ----------- ----------  -----------
       Sub-total excluding separate account assets.....      26,872   5,184,399  1,206,950    6,418,221

Separate account assets (1)............................  11,109,765   6,310,449    154,316   17,574,530
                                                        ----------- ----------- ----------  -----------

   Total assets........................................ $11,136,637 $11,494,848 $1,361,266  $23,992,751
                                                        =========== =========== ==========  ===========

Future policy benefits.................................          --          --    794,640      794,640
                                                        ----------- ----------- ----------  -----------

   Total liabilities................................... $        -- $        -- $  794,640  $   794,640
                                                        =========== =========== ==========  ===========

--------
(1)Separate account assets represent segregated funds that are invested for certain customers. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. Separate account liabilities are not included in the above table as they are reported at contract value and not fair value in the Company's consolidated Statement of Financial Position.

Pruco Life Insurance Company

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------


10. FAIR VALUE OF ASSETS AND LIABILITIES (continued)

The following tables provide a summary of the changes in fair value of Level 3 assets and liabilities for the twelve months ended December 31, 2008, as well as the portion of gains or losses included in income for the twelve months ended December 31, 2008, attributable to unrealized gains or losses related to those assets and liabilities still held at December 31, 2008.

                                                                            Twelve Months Ended December 31, 2008
                                                                       ----------------------------------------------
                                                                           Fixed        Equity      Other
                                                                        Maturities,   Securities,  Trading    Other
                                                                       Available For Available for Account  Long-term
                                                                           Sale          Sale      Assets  Investments
                                                                       ------------- ------------- ------- -----------
                                                                                       (in thousands)
Fair value, beginning of period.......................................   $107,063       $ 4,703    $1,164   $ (4,768)
   Total gains or (losses) (realized/unrealized):.....................         --            --        --         --
       Included in earnings:..........................................         --            --        --         --
          Realized investment gains (losses), net.....................     (7,165)          (19)       --    (12,399)
          Asset administration fees and other income..................         --            --       (75)        --
          Interest credited to policyholder account...................         --            --        --         --
       Included in other comprehensive income (loss)..................    (20,006)       (2,365)       --         --
   Net investment income..............................................       (329)           --        --         --
   Purchases, sales, issuances, and settlements.......................     41,319            --        --         --
   Transfers into (out of) Level 3 (2)................................    (56,706)       (1,351)       --         --
                                                                         --------       -------    ------   --------
Fair value, end of period.............................................   $ 64,176       $   968    $1,089   $(17,167)
                                                                         ========       =======    ======   ========

Unrealized gains (losses) for the period ending relating to those level 3 assets that were still held by the Company at the end of the period:
       Included in earnings:..........................................
          Realized investment gains (losses), net.....................   $ (5,390)      $   (19)   $   --   $(12,394)
          Asset management fees and other income......................   $     --       $    --    $  (75)  $     --
          Interest credited to policyholder account...................   $     --       $    --    $   --   $     --
       Included in other comprehensive income (loss)..................   $(20,261)      $(2,366)   $   --   $     --

                                                                                     Separate      Future
                                                                                      Account      Policy
                                                                       Other Assets Assets /(1)/  Benefits
                                                                       ------------ -----------  ---------
                                                                                 (in thousands)
Fair value, beginning of period.......................................  $   48,024   $172,226    $ (35,232)
   Total gains or (losses) (realized/unrealized):.....................          --         --           --
       Included in earnings:..........................................          --         --           --
          Realized investment gains (losses), net.....................   1,066,865         --     (739,407)
          Asset administration fees and other income..................          --         --           --
          Interest credited to policyholder account...................          --    (36,648)          --
       Included in other comprehensive income.........................      (1,393)        --           --
   Net investment income..............................................          --         --           --
   Purchases, sales, issuances, and settlements.......................      17,899     18,738      (20,001)
   Transfers into (out of) Level 3 (2)................................      26,489         --           --
   Other..............................................................          --         --           --
                                                                        ----------   --------    ---------
Fair value, end of period.............................................  $1,157,884   $154,316    $(794,640)
                                                                        ==========   ========    =========

Unrealized gains (losses) for the period ending relating to those level 3 assets that were still held by the Company at the end of the period:
       Included in earnings:..........................................
          Realized investment gains (losses), net.....................  $1,067,417   $     --    $(739,961)
          Asset administration fees and other income..................  $       --   $     --    $      --
          Interest credited to policyholder account...................  $       --   $(36,648)   $      --
       Included in other comprehensive income (loss)..................  $   (1,393)  $     --    $      --

--------
(1)Separate account assets represent segregated funds that are invested for certain customers. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. Separate account liabilities are not included in the above table as they are reported at contract value and not fair value in the Company's consolidated Statement of Financial Position.
(2)Transfers into or out of Level 3 are generally reported as the value of the beginning of the quarter in which the transfer occurs.

Pruco Life Insurance Company

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------


10. FAIR VALUE OF ASSETS AND LIABILITIES (continued)

   Transfers - Net transfers out of Level 3 for Fixed Maturities Available for Sale totaled $56.706 million during the twelve months ended December 31, 2008. Transfers into Level 3 for these investments was primarily the result of unobservable inputs utilized within valuation methodologies and the use of broker quotes when previously information from third party pricing services was utilized. Partially offsetting these transfers into Level 3 were transfers out of Level 3 due to the use of observable inputs in valuation methodologies as well as the utilization of pricing service information for certain assets that the Company was able to validate.

Fair Value of Financial Instruments -

The fair values presented below have been determined by using available market information and by applying valuation methodologies. Considerable judgment is applied in interpreting data to develop the estimates of fair value. These fair values may not be realized in a current market exchange. The use of different market assumptions and/or estimation methodologies could have a material effect on the fair values. The methods and assumptions discussed below were used in calculating the fair values of the instruments. See Note 11 to the Consolidated Financial Statements for a discussion of derivative instruments.

Commercial Mortgage and Other Loans

The fair value of commercial mortgage loans are primarily based upon the present value of the expected future cash flows discounted at the appropriate U.S. Treasury rate adjusted for the current market spread for similar quality loans.

Policy loans

The fair value of policy loans is calculated using a discounted cash flow model based upon current U.S. Treasury rates and historical loan repayment patterns.

Investment Contracts - Policyholders' Account Balances

Only the portion of policyholders' account balances and separate account liabilities related to products that are investment contracts (those without significant mortality or morbidity risk) are reflected in the table below. For fixed deferred annuities, payout annuities and other similar contracts without life contingencies, fair values are derived using discounted projected cash flows based on LIBOR interest rates which are commonly viewed as being consistent with the Company's claims paying ratings. For those balances that can be withdrawn by the customer at any time without prior notice or penalty, the fair value is the estimated to be amount payable to the customer as of the reporting date, which is generally the carrying value.

                                         2008                 2007
                                 --------------------- -------------------
                                  Carrying             Carrying
                                   Value    Fair Value  Value   Fair Value
                                 ---------- ---------- -------- ----------
                                              (in thousands)
      Financial assets:

      Commercial mortgage loans. $  881,638 $  776,059 $745,223 $  750,581
      Policy loans.............. $1,001,518 $1,297,852 $961,054 $1,079,129

      Financial liabilities:

      Investment contracts...... $  393,998 $  396,778 $363,730 $  363,730

Pruco Life Insurance Company

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

11. DERIVATIVE INSTRUMENTS

Types of Derivative Instruments and Derivative Strategies

Interest rate swaps are used by the Company to manage interest rate exposures arising from mismatches between assets and liabilities (including duration mismatches) and to hedge against changes in the value of assets it anticipates acquiring and other anticipated transactions and commitments. Swaps may be attributed to specific assets or liabilities or may be used on a portfolio basis. Under interest rate swaps, the Company agrees with other parties to exchange, at specified intervals, the difference between fixed rate and floating rate interest amounts calculated by reference to an agreed upon notional principal amount. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by one counterparty at each due date.

Exchange-traded futures are used by the Company to reduce risks from changes in interest rates, to alter mismatches between the duration of assets in a portfolio and the duration of liabilities supported by those assets, and to hedge against changes in the value of securities it owns or anticipates acquiring or selling. In exchange-traded futures transactions, the Company agrees to purchase or sell a specified number of contracts, the values of which are determined by the values of underlying referenced securities, and to post variation margin on a daily basis in an amount equal to the difference in the daily market values of those contracts. The Company enters into exchange-traded futures transactions with regulated futures commissions merchants that are members of a trading exchange.

Futures typically are used to hedge duration mismatches between assets and liabilities. Futures move substantially in value as interest rates change and can be used to either modify or hedge existing interest rate risk.

Currency derivatives, including currency swaps, are used by the Company to reduce risks from changes in currency exchange rates with respect to investments denominated in foreign currencies that the Company either holds or intends to acquire or sell.

Under currency swaps, the Company agrees with other parties to exchange, at specified intervals, the difference between one currency and another at an exchange rate and calculated by reference to an agreed principal amount. Generally, the principal amount of each currency is exchanged at the beginning and termination of the currency swap by each party. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by one counterparty for payments made in the same currency at each due date.

Credit derivatives are used by the Company to enhance the return on the Company's investment portfolio by creating credit exposure similar to an investment in public fixed maturity cash instruments. With credit derivatives the Company can sell credit protection on an identified name, or a basket of names in a first to default structure, and in return receive a quarterly premium. With first to default baskets, the premium generally corresponds to a high proportion of the sum of the credit spreads of the names in the basket. If there is an event of default by the referenced name or one of the referenced names in a basket, as defined by the agreement, then the Company is obligated to pay the counterparty the referenced amount of the contract and receive in return the referenced defaulted security or similar security. In addition to selling credit protection, the Company may purchase credit protection using credit derivatives in order to hedge specific credit exposures in the Company's investment portfolio.

Embedded Derivatives

As described in Note 8, the Company sells variable annuity products which contain embedded derivatives. The Company has entered into reinsurance agreements to transfer the risk related to the embedded derivatives to affiliates. The Company also sells certain universal life products that contain a no lapse guarantee provision. The Company entered into an agreement with an affiliate (See Note 13 to the Consolidated Financial Statements) to reinsure these guarantees that are accounted for in the same manner as the embedded derivative. These embedded derivatives are marked to market through "Realized investment gains (losses), net" based on the change in value of the underlying contractual guarantees, which are determined using valuation models.

The Company invests in fixed maturities that, in addition to a stated coupon, provide a return based upon the results of an underlying portfolio of fixed income investments and related investment activity. The Company accounts for these investments as available for sale fixed maturities containing embedded derivatives. Such embedded derivatives are marked to market through "Realized investment gains (losses), net," based upon the change in value of the underlying portfolio.

Pruco Life Insurance Company

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------


11. DERIVATIVE INSTRUMENTS (continued)


Credit Derivatives Written

The following tables set forth our exposure from credit derivatives where we have written credit protection excluding credit protection written on our own credit and embedded derivatives contained in European managed investments, by NAIC rating of the underlying credits as of the dates indicated.

                                                  December 31, 2008
                                                 ----------------------
                                                 First to Default Basket        Total
                                                 ----------------------  ------------------
NAIC Designation (1)  Rating Agency Equivalent   Notional   Fair Value   Notional Fair Value
--------------------  -------------------------- --------   ----------   -------- ----------
         1........... Aaa, Aa, A                  $  4.5      $  (.5)     $  4.5    $  (.5)
         2........... Baa                             92       (15.5)         92     (15.5)
                                                  ------      ------      ------    ------
                      Subtotal Investment Grade.    96.5         (16)       96.5       (16)
         3........... Ba                             1.3         (.1)        1.3       (.1)
         4........... B                               --          --          --        --
         5........... C and lower                    6.2        (1.0)        6.2      (1.0)
         6........... In or near default              --          --          --        --
                                                  ------      ------      ------    ------
       Total                                      $  104      $(17.1)     $  104    $(17.1)
                                                  ======      ======      ======    ======

                                                  December 31, 2007
                                                 ----------------------
                                                 First to Default Basket        Total
                                                 ----------------------  ------------------
NAIC Designation (1)  Rating Agency Equivalent   Notional   Fair Value   Notional Fair Value
--------------------  -------------------------- --------   ----------   -------- ----------
         1........... Aaa, Aa, A                  $   49      $ (1.2)     $   49    $ (1.2)
         2........... Baa                           52.5        (3.3)       52.5      (3.3)
                                                  ------      ------      ------    ------
                      Subtotal Investment Grade    101.5        (4.5)      101.5      (4.5)
         3........... Ba                             1.8         (.1)        1.8       (.1)
         4........... B                               --          --          --        --
         5........... C and lower                    1.7         (.2)        1.7       (.2)
         6........... In or near default              --          --          --        --
                                                  ------      ------      ------    ------
       Total                                      $  105      $ (4.8)     $  105    $ (4.8)
                                                  ======      ======      ======    ======

    ----
    (1)First-to-default credit swap baskets, which may include credits of varying qualities, are grouped above based on the lowest credit in the basket. However, such basket swaps may entail greater credit risk than the rating level of the lowest credit.

The following table sets forth the composition of our credit derivatives where we have written credit protection excluding credit protection written on our own credit and embedded derivatives contained in European managed investments, by industry category as of the dates indicated.

                                        December 31, 2008 December 31, 2007
                                        ---------------   ----------------
                                                   Fair              Fair
                                        Notional   Value  Notional   Value
        Industry                        --------  ------  --------   -----
                                                 (in millions)
        Corporate Securities:
           First to Default Baskets(1).    104     (17.1)    105     (4.8)
                                          ----    ------    ----     ----
        Total Credit Derivatives.......   $104    $(17.1)   $105     (4.8)
                                          ====    ======    ====     ====

--------
(1)Credit default baskets may include various industry categories.

Pruco Life Insurance Company

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------


11. DERIVATIVE INSTRUMENTS (continued)

The Company writes credit derivatives under which the Company is obligated to pay the counterparty the referenced amount of the contract and receive in return the defaulted security or similar security. The Company's maximum amount at risk under these credit derivatives, assuming the value of the underlying referenced securities become worthless, is $104 million at December 31, 2008. These credit derivatives generally have maturities of five years or less.

The Company holds certain externally managed investments in the European market which contain embedded derivatives whose fair value are primarily driven by changes in credit spreads. These investments are medium term notes that are collateralized by investment portfolios primarily consisting of investment grade European fixed income securities, including corporate bonds and asset-backed securities, and derivatives, as well as varying degrees of leverage. The notes have a stated coupon and provide a return based on the performance of the underlying portfolios and the level of leverage. The Company invests in these notes to earn a coupon through maturity, consistent with its investment purpose for other debt securities. The notes are accounted for under U.S. GAAP as available for sale fixed maturity securities with bifurcated embedded derivatives (total return swaps). Changes in the value of the fixed maturity securities are reported in Stockholders' Equity under the heading "Accumulated Other Comprehensive Income" and changes in the market value of the embedded total return swaps are included in current period earnings in "Realized investment gains (losses), net." The Company's maximum exposure to loss from these interests was $63 million and $109 million at December 31, 2008 and 2007, respectively.

Credit Risk

The Company is exposed to credit-related losses in the event of nonperformance by counterparties to financial derivative transactions. Substantially all of the Company's over-the-counter derivative contracts are transacted with an affiliate. In instances where the Company transacts with unaffiliated counterparties, the Company manages credit risk by entering into derivative transactions with major international financial institutions and other creditworthy counterparties, and by obtaining collateral where appropriate. Additionally, limits are set on single party credit exposures which are subject to periodic management review.

The credit exposure of the Company's over-the-counter derivative transactions is represented by the contracts with a positive fair value (market value) at the reporting date. The Company effects exchange-traded futures transactions through regulated exchanges and these transactions are settled on a daily basis, thereby reducing credit risk exposure in the event of nonperformance by counterparties to such financial instruments.

12. COMMITMENTS, CONTINGENCIES AND LITIGATION AND REGULATORY MATTERS

Commitments

The Company has made commitments to fund $19 million of commercial loans in 2008. The Company also made commitments to purchase or fund investments, mostly private fixed maturities, of $33 million in 2008.

Contingencies

On an ongoing basis, our internal supervisory and control functions review the quality of our sales, marketing, administration and servicing, and other customer interface procedures and practices and may recommend modifications or enhancements. From time to time, this review process results in the discovery of administration, servicing or other errors, including errors relating to the timing or amount of payments or contract values due to customers. In these cases, we offer customers appropriate remediation and may incur charges and expenses, including the costs of such remediation, administrative costs and regulatory fines.

It is possible that the results of operations or the cash flow of the Company in a particular quarterly or annual period could be materially affected as a result of payments in connection with the matters discussed above depending, in part, upon the results of operations or cash flow for such period. Management believes, however, that the ultimate payments in connection with these matters should not have a material adverse effect on the Company's financial position.

Litigation and Regulatory Proceedings

The Company is subject to legal and regulatory actions in the ordinary course of its businesses, including class action lawsuits. Legal and regulatory actions may include proceedings relating to aspects of the businesses and operations that are specific to the Company and that are typical of the businesses in which the Company operates. Class action and individual lawsuits may involve a variety of issues and/or allegations, which include sales practices, underwriting practices, claims payment and procedures, premium charges, policy servicing and breach of fiduciary duties to customers. The Company may also be subject to litigation arising out of its general business activities, such as investments and third party contracts. In certain of these matters, plaintiffs may seek large and/or indeterminate amounts, including punitive or exemplary damages.

Pruco Life Insurance Company

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------


12. COMMITMENTS, CONTINGENCIES AND LITIGATION AND REGULATORY MATTERS (continued)

The Company's litigation and regulatory matters are subject to many uncertainties, and given their complexity and scope, their outcomes cannot be predicted. It is possible that results of operations or cash flow of the Company in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of pending litigation and regulatory matters depending, in part, upon the results of operations or cash flow for such period. In light of the unpredictability of the Company's litigation and regulatory matters, it is also possible that in certain cases an ultimate unfavorable resolution of one or more pending litigation or regulatory matters could have a material adverse effect on the Company's financial position. Management believes, however, that, based on information currently known to it, the ultimate outcome of all pending litigation and regulatory matters, after consideration of applicable reserves and rights to indemnification, is not likely to have a material adverse effect on the Company's financial position.

13. RELATED PARTY TRANSACTIONS

The Company has extensive transactions and relationships with Prudential Insurance and other affiliates. Although we seek to ensure that these transactions and relationships are fair and reasonable, it is possible that the terms of these transactions are not the same as those that would result from transactions among wholly unrelated parties.

Expense Charges and Allocations

Many of the Company's expenses are allocations or charges from Prudential Insurance or other affiliates. These expenses can be grouped into the following categories: general and administrative expenses and agency distribution expenses.

The Company's general and administrative expenses are charged to the Company using allocation methodologies based on business production processes. Management believes that the methodology is reasonable and reflects costs incurred by Prudential Insurance to process transactions on behalf of the Company. The Company operates under service and lease agreements whereby services of officers and employees, supplies, use of equipment and office space are provided by Prudential Insurance. The Company reviews its allocation methodology periodically which it may adjust accordingly. General and administrative expenses also include allocations of stock compensation expenses related to a stock option program and a deferred compensation program issued by Prudential Financial. The expense charged to the Company for the stock option program was less than $0.4 million for the twelve months ended December 31, 2008, 2007 and 2006. The expense charged to the Company for the deferred compensation program was $2 million and $3 million for the twelve months ended December 31, 2008 and 2007, respectively.

The Company receives a charge to cover its share of employee benefits expenses. These expenses include costs for funded and non-funded contributory and non-contributory defined benefit pension plans. Some of these benefits are based on final group earning and length of service. While others are based on an account balance, which takes into consideration age, service and earnings during career.

Prudential Insurance sponsors voluntary savings plans for the Company's employees (401(k) plans). The plans provide for salary reduction contributions by employees and matching contributions by the Company of up to 4% of annual salary. The expense charged the Company for the matching contribution to the plans was $3.5 million, $3.5 million and $2.6 million in 2008, 2007 and 2006, respectively.

The Company's share of net expense for the pension plans was $7.7 million, $7.4 million and $7.2 million in 2008, 2007 and 2006 respectively.

The Company is charged distribution expenses from Prudential Insurance's agency network for both its domestic life and annuity products through a transfer pricing agreement, which is intended to reflect a market based pricing arrangement.

Affiliated Asset Administration Fee Income

The Company participates in a revenue sharing agreement with Prudential Investments LLC, whereby the Company receives fee income from policyholders' account balances invested in the Prudential Series Funds ("PSF").

The Company also receives fee income calculated on contractholder separate account balances invested in the Advanced Series Trust Funds. These revenues are recorded as "Asset administration fees" in the Consolidated Statements of Operations and Comprehensive Income.

Corporate Owned Life Insurance

The Company has sold four Corporate Owned Life Insurance or, "COLI," policies to Prudential Insurance, and one to Prudential Financial. The cash surrender value included in separate accounts for the COLI policies was $1.217 billion and $1.431 billion at December 31, 2008 and December 31, 2007, respectively. Fees related to the COLI policies were $32 million, $33 million and $20 million for the years ending December 31, 2008, 2007 and 2006 respectively.

Pruco Life Insurance Company

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------


13. RELATED PARTY TRANSACTIONS (continued)

Reinsurance with affiliates

UPARC

The Company reinsures universal life policies having no-lapse guarantees with an affiliated company, UPARC. UPARC reinsures 90% of the net amount of mortality at risk as well as 100% of the risk of uncollectible policy charges and fees associated with the no lapse provision of these policies. The Company is not relieved of its primary obligation to the policyholder as a result of these transactions.

The portion of this contract related to mortality is accounted for as reinsurance. Reinsurance recoverables related to this agreement were $366 million and $24 million as of December 31, 2008 and December 31, 2007, respectively. Fees ceded to UPARC in 2008 and 2007 were $39 million and $39 million, respectively. Benefits ceded to UPARC in 2008 and 2007 were $57 million and $30 million, respectively. The portion of this contract related to the no lapse provision is accounted for as an embedded derivative. Realized gains of $340 million and $12 million for December 31, 2008 and 2007 respectively, related to the change in the value of this embedded derivative. The underlying asset is reflected as other assets in the Company's Consolidated Statements of Financial Position.

PARCC

The Company reinsures 90% of the risk under its term life insurance policies through an automatic and facultative coinsurance agreement with PARCC. The Company is not relieved of its primary obligation to the policyholder as a result of this agreement. Reinsurance recoverables related to this agreement were $1.137 billion and $835 million as of December 31, 2008 and December 31, 2007, respectively. Premiums ceded to PARCC in 2008, 2007 and 2006 were $654 million and $528 million and $388 million respectively. Benefits ceded in 2008, 2007 and 2006 were $249 million and $197 million and $144 million, respectively. Reinsurance expense allowances, net of capitalization and amortization were $130 million and $105 million and $84 million for the 2008, 2007 and 2006, respectively

Prudential Insurance

The Company has a yearly renewable term reinsurance agreement with Prudential Insurance and reinsures the majority of all mortality risks not otherwise reinsured. Reinsurance recoverables related to this agreement were $46 million and $44 million as of December 31, 2008 and December 31, 2007, respectively. Premiums and fees ceded to Prudential Insurance in 2008, 2007 and 2006 were $217 million and $203 million and $208 million, respectively. Benefits ceded in 2008, 2007 and 2006 were $172 million, $191 million and $199 million, respectively. The Company is not relieved of its primary obligation to the policyholder as a result of this agreement.

The Company has reinsured a group annuity contract with Prudential Insurance, in consideration for a single premium payment by the Company, providing reinsurance equal to 100% of all payments due under the contract. In addition, there are two yearly renewable term agreements in which the Company may offer, and the reinsurer may accept reinsurance on any life in excess of the Company's maximum limit of retention. The Company is not relieved of its primary obligation to the policyholder's as a result of these agreements. Reinsurance recoverables related to this agreement were $9 million as of December 31, 2008 and December 31, 2007. Benefits ceded were $2 million for December 31, 2008 and 2007, respectively.

In 2008 a $360 million contribution was made to the Company from Prudential Insurance, the parent company.

Pruco Re.

During 2008, the Company entered into two new reinsurance agreements with an affiliate as part of its risk management and capital management strategies. Effective January 28, 2008, the Company entered into a coinsurance agreement with Pruco Re providing for the 100% reinsurance of its HD7 benefit feature sold on certain of its annuities. Fees ceded on this agreement, included in "Realized investments (losses) gains, net" on the financial statements as of December 31, 2008, was $779 million. Effective January 28, 2008, the Company entered into a coinsurance agreement with Pruco Re providing for the 100% reinsurance of its HD GRO benefit feature sold on certain of its annuities. Fees ceded on this agreement, included in "Realized investments (losses) gains, net" on the financial statements as of December 31, 2008, were $4 million.

During 2007, the Company amended the reinsurance agreements it entered into in 2005 covering its LT5. The coinsurance agreement entered into with Prudential Insurance in 2005 provided for the 100% reinsurance of its LT5 feature sold on new business prior to May 6, 2005. This agreement was recaptured effective August 1, 2007. Effective July 1, 2005, the Company entered into a coinsurance agreement with Pruco Re providing for the 100% reinsurance of its LT5 feature sold on new business after May 5, 2005 as well as for riders issued on or after March 15, 2005 on business in-force before March 15, 2005. This agreement was amended effective August 1, 2007 to include the reinsurance of business sold prior to May 6, 2005 that was previously reinsured to Prudential Insurance.

Pruco Life Insurance Company

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------


13. RELATED PARTY TRANSACTIONS (continued)

Taiwan branch reinsurance agreement

On January 31, 2001, the Company transferred all of its assets and liabilities associated with the Company's Taiwan branch including Taiwan's insurance book of business to an affiliated Company, Prudential Life Insurance Company of Taiwan Inc. ("Prudential of Taiwan"), a wholly owned subsidiary of Prudential Financial.

The mechanism used to transfer this block of business in Taiwan is referred to as a "full acquisition and assumption" transaction. Under this mechanism, the Company is jointly liable with Prudential of Taiwan for two years from the giving of notice to all obligees for all matured obligations and for two years after the maturity date of not-yet-matured obligations. Prudential of Taiwan is also contractually liable, under indemnification provisions of the transaction, for any liabilities that may be asserted against the Company. The transfer of the insurance related assets and liabilities was accounted for as a long-duration coinsurance transaction under accounting principles generally accepted in the United States. Under this accounting treatment, the insurance related liabilities remain on the books of the Company and an offsetting reinsurance recoverables is established.

Affiliated premiums ceded for the periods ended December 31, 2008, 2007 and 2006 from the Taiwan coinsurance agreement were $77 million, $82 million and $84 million, respectively. Affiliated benefits ceded for the periods ended December 31, 2008, 2007 and 2006 from the Taiwan coinsurance agreement were $21 million, $17 million and $15 million, respectively. Reinsurance recoverables related to the Taiwan coinsurance agreement of $701 million and $650 million at December 31, 2008 and December 31, 2007, respectively.

Purchase of fixed maturities from an affiliate

During 2007, the Company purchased fixed maturities securities from an affiliated company, Commerce Street. The investments included collateralized mortgage backed securities. These securities were recorded at an amortized cost of $136 million and a fair value of $135 million. The net difference between historic amortized cost and the fair value, net of taxes was $1 million.

During 2007, the Company purchased fixed maturities securities from Prudential Insurance. The investments included public and private placement bonds. These securities were recorded at an amortized cost of $64 million and a fair value of $64 million. The net difference between historic amortized cost and the fair value, net of taxes was less than $1 million.

During 2006 the Company transferred fixed maturities securities, from the Company to an affiliate. The investments included public and private high yield bonds, private placement bonds, and mortgage loans. These securities were recorded at an amortized cost of $151 million and a fair value of $150 million. The net difference between historic amortized cost and the fair value, net of taxes was less than $1 million.

Debt Agreements

The Company has an agreement with Prudential Funding, LLC, a wholly owned subsidiary of Prudential Insurance which allows it to borrow funds for working capital and liquidity needs. The borrowings under this agreement are limited to $600 million. There was less than $1 million of debt outstanding to Prudential Funding, LLC as of December 31, 2008 as compared to $56 million at December 31, 2007. Interest expense related to this agreement was $0.6 million in 2008 and 2007. The related interest was charged at a variable rate ranging from .31% to 4.31% for 2008 and 4.26% to 5.86% for 2007.

Pruco Life Insurance Company

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

14. QUARTERLY RESULTS OF OPERATIONS (UNAUDITED)

The unaudited quarterly results of operations for the years ended December 31, 2008 and 2007 are summarized in the table below:

                                                       Three months ended (in thousands)
                                                   ------------------------------------------
                                                   March 31 June 30  September 30 December 31
                                                   -------- -------- ------------ -----------
2008
Total revenues.................................... $259,712 $285,789   $234,086    $606,999
Total benefits and expenses.......................  210,453  212,439    237,546     411,819
Income/(Loss) from operations before income taxes.   49,259   73,350     (3,460)    195,180
Net income........................................ $ 40,914 $ 64,659   $ 15,560    $128,192
                                                   ======== ========   ========    ========

2007
Total revenues.................................... $276,384 $272,384   $322,648    $288,608
Total benefits and expenses.......................  207,972  203,941    221,058     215,307
Income from operations before income taxes........   68,412   68,443    101,590      73,301
Net income........................................ $ 56,027 $ 50,163   $ 85,914    $ 55,230
                                                   ======== ========   ========    ========

                            FINANCIAL STATEMENTS OF
             PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENT OF NET ASSETS
December 31, 2008

                                                                           SUBACCOUNTS
                                            ------------------------------------------------------------------------
                                                                                             Prudential   Prudential
                                             Prudential     Prudential                        Flexible   Conservative
                                            Money Market Diversified Bond Prudential Equity   Managed      Balanced
                                             Portfolio      Portfolio         Portfolio      Portfolio    Portfolio
                                            ------------ ---------------- ----------------- -----------  ------------
ASSETS
  Investment in the portfolios, at value... $382,008,621   $236,342,350     $ 197,062,596   $15,220,478  $23,485,485
                                            ------------   ------------     -------------   -----------  -----------
  Net Assets............................... $382,008,621   $236,342,350     $ 197,062,596   $15,220,478  $23,485,485
                                            ============   ============     =============   ===========  ===========

NET ASSETS, representing:
  Accumulation units....................... $382,008,621   $236,342,350     $ 197,062,596   $15,220,478  $23,485,485
                                            ------------   ------------     -------------   -----------  -----------
                                            $382,008,621   $236,342,350     $ 197,062,596   $15,220,478  $23,485,485
                                            ============   ============     =============   ===========  ===========

  Units outstanding........................  322,559,721    144,785,736       155,513,734    10,712,762   16,534,184
                                            ============   ============     =============   ===========  ===========

  Portfolio shares held....................   38,200,862     23,897,103        12,016,012     1,233,426    1,850,708
  Portfolio net asset value per share...... $      10.00   $       9.89     $       16.40   $     12.34  $     12.69
  Investment in portfolio shares, at
   cost.................................... $382,008,621   $263,382,353     $ 322,721,937   $21,369,409  $28,511,042

STATEMENT OF OPERATIONS
For the period ended December 31, 2008
                                                                           SUBACCOUNTS
                                            ------------------------------------------------------------------------
                                                                                             Prudential   Prudential
                                             Prudential     Prudential                        Flexible   Conservative
                                            Money Market Diversified Bond Prudential Equity   Managed      Balanced
                                             Portfolio      Portfolio         Portfolio      Portfolio    Portfolio
                                            ------------ ---------------- ----------------- -----------  ------------
INVESTMENT INCOME
  Dividend income.......................... $  8,548,463   $ 14,095,412     $   4,277,580   $   604,322  $ 1,073,635
                                            ------------   ------------     -------------   -----------  -----------

EXPENSES
  Charges to contract owners for
   assuming mortality risk and expense
   risk and for administration.............    5,020,384      3,846,776         4,295,772       282,090      428,629
                                            ------------   ------------     -------------   -----------  -----------

NET INVESTMENT INCOME (LOSS)...............    3,528,079     10,248,636           (18,192)      322,232      645,006
                                            ------------   ------------     -------------   -----------  -----------

NET REALIZED AND UNREALIZED
   GAIN (LOSS) ON INVESTMENTS
  Capital gains distributions received.....            0      2,616,509        31,784,559     1,640,284            0
  Realized gain (loss) on shares
   redeemed................................            0     (3,853,132)       (8,429,522)     (628,445)    (395,249)
  Net change in unrealized gain (loss) on
   investments.............................            0    (22,348,785)     (159,270,881)   (7,212,496)  (7,881,839)
                                            ------------   ------------     -------------   -----------  -----------

NET GAIN (LOSS) ON
   INVESTMENTS.............................            0    (23,585,408)     (135,915,844)   (6,200,657)  (8,277,088)
                                            ------------   ------------     -------------   -----------  -----------

NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM
   OPERATIONS.............................. $  3,528,079   $(13,336,772)    $(135,934,036)  $(5,878,425) $(7,632,082)
                                            ============   ============     =============   ===========  ===========

  The accompanying notes are an integral part of these financial statements.

                                      A1


                                                   SUBACCOUNTS (Continued)
----------------------------------------------------------------------------------------------------------------------------
                                Prudential                                                      Prudential
  Prudential   Prudential High   Natural                                         Prudential        Small       T. Rowe Price
    Value        Yield Bond     Resources    Prudential Stock    Prudential       Jennison    Capitalization   International
  Portfolio       Portfolio     Portfolio    Index Portfolio  Global Portfolio   Portfolio    Stock Portfolio Stock Portfolio
-------------  --------------- ------------  ---------------- ---------------- -------------  --------------- ---------------

$ 188,188,307   $ 95,746,814   $  8,744,720   $ 288,791,821     $ 65,031,218   $ 246,262,166   $ 51,677,383    $ 18,227,283
-------------   ------------   ------------   -------------     ------------   -------------   ------------    ------------
$ 188,188,307   $ 95,746,814   $  8,744,720   $ 288,791,821     $ 65,031,218   $ 246,262,166   $ 51,677,383    $ 18,227,283
=============   ============   ============   =============     ============   =============   ============    ============

$ 188,188,307   $ 95,746,814   $  8,744,720   $ 288,791,821     $ 65,031,218   $ 246,262,166   $ 51,677,383    $ 18,227,283
-------------   ------------   ------------   -------------     ------------   -------------   ------------    ------------
$ 188,188,307   $ 95,746,814   $  8,744,720   $ 288,791,821     $ 65,031,218   $ 246,262,166   $ 51,677,383    $ 18,227,283
=============   ============   ============   =============     ============   =============   ============    ============

  129,517,161     74,439,344      2,068,953     252,566,352       57,721,857     223,475,591     28,369,065      21,047,492
=============   ============   ============   =============     ============   =============   ============    ============

   17,328,573     26,522,663        368,976      12,688,569        4,975,610      16,763,932      4,127,587       2,212,049
$       10.86   $       3.61   $      23.70   $       22.76     $      13.07   $       14.69   $      12.52    $       8.24

$ 358,546,803   $163,522,693   $ 12,972,563   $ 410,842,323     $ 97,250,227   $ 372,914,395   $ 69,718,027    $ 29,207,232

                                                   SUBACCOUNTS (Continued)
----------------------------------------------------------------------------------------------------------------------------
                                Prudential                                                      Prudential
  Prudential   Prudential High   Natural                                         Prudential        Small       T. Rowe Price
    Value        Yield Bond     Resources    Prudential Stock    Prudential       Jennison    Capitalization   International
  Portfolio       Portfolio     Portfolio    Index Portfolio  Global Portfolio   Portfolio    Stock Portfolio Stock Portfolio
-------------  --------------- ------------  ---------------- ---------------- -------------  --------------- ---------------

$   5,546,590   $ 11,337,287   $    144,971   $   9,589,247     $  1,835,636   $   1,913,377   $    863,320    $    584,103
-------------   ------------   ------------   -------------     ------------   -------------   ------------    ------------

    4,353,319      1,855,315        255,657       6,303,418        1,499,885       5,328,682      1,041,534         431,405
-------------   ------------   ------------   -------------     ------------   -------------   ------------    ------------

    1,193,271      9,481,972       (110,686)      3,285,829          335,751      (3,415,305)      (178,214)        152,698
-------------   ------------   ------------   -------------     ------------   -------------   ------------    ------------

   63,567,195              0      2,440,806               0        6,196,544               0     11,523,983       1,127,922

  (12,900,836)   (12,950,213)     1,084,217      (5,971,171)        (512,538)    (10,301,753)       292,972         333,098

 (205,201,019)   (28,444,857)   (14,008,118)   (187,957,029)     (60,466,928)   (152,443,290)   (38,418,546)    (20,422,748)
-------------   ------------   ------------   -------------     ------------   -------------   ------------    ------------

 (154,534,660)   (41,395,070)   (10,483,095)   (193,928,200)     (54,782,922)   (162,745,043)   (26,601,591)    (18,961,728)
-------------   ------------   ------------   -------------     ------------   -------------   ------------    ------------

$(153,341,389)  $(31,913,098)  $(10,593,781)  $(190,642,371)    $(54,447,171)  $(166,160,348)  $(26,779,805)   $(18,809,030)
=============   ============   ============   =============     ============   =============   ============    ============

  The accompanying notes are an integral part of these financial statements.

                                      A2

                            FINANCIAL STATEMENTS OF
             PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENT OF NET ASSETS
December 31, 2008

                                                                            SUBACCOUNTS
                                            --------------------------------------------------------------------------


                                                                                                        Janus Aspen
                                                                                                         Large Cap
                                            T. Rowe Price  Premier VIT   Premier VIT                 Growth Portfolio -
                                            Equity Income OpCap Managed NACM Small Cap AIM V.I. Core   Institutional
                                              Portfolio     Portfolio     Portfolio     Equity Fund        Shares
                                            ------------- ------------- -------------- ------------- ------------------
ASSETS
  Investment in the portfolios, at value... $ 65,377,231  $ 76,067,647   $ 30,354,894  $ 95,029,922     $ 54,523,462
                                            ------------  ------------   ------------  ------------     ------------
  Net Assets............................... $ 65,377,231  $ 76,067,647   $ 30,354,894  $ 95,029,922     $ 54,523,462
                                            ============  ============   ============  ============     ============

NET ASSETS, representing:
  Accumulation units....................... $ 65,377,231  $ 76,067,647   $ 30,354,894  $ 95,029,922     $ 54,523,462
                                            ------------  ------------   ------------  ------------     ------------
                                            $ 65,377,231  $ 76,067,647   $ 30,354,894  $ 95,029,922     $ 54,523,462
                                            ============  ============   ============  ============     ============

  Units outstanding........................   43,430,575    62,795,104     20,849,116    72,675,351       51,811,776
                                            ============  ============   ============  ============     ============

  Portfolio shares held....................    4,559,082     3,109,879      2,263,601     4,811,642        3,448,669
  Portfolio net asset value per share...... $      14.34  $      24.46   $      13.41  $      19.75     $      15.81
  Investment in portfolio shares, at
   cost.................................... $ 89,287,143  $123,618,319   $ 60,250,966  $116,537,430     $ 90,482,158

STATEMENT OF OPERATIONS
For the period ended December 31, 2008
                                                                            SUBACCOUNTS
                                            --------------------------------------------------------------------------


                                                                                                        Janus Aspen
                                                                                                         Large Cap
                                            T. Rowe Price  Premier VIT   Premier VIT                 Growth Portfolio -
                                            Equity Income OpCap Managed NACM Small Cap AIM V.I. Core   Institutional
                                              Portfolio     Portfolio     Portfolio     Equity Fund        Shares
                                            ------------- ------------- -------------- ------------- ------------------
INVESTMENT INCOME
  Dividend income.......................... $  2,221,144  $  3,249,539   $          0  $  2,741,891     $    604,548
                                            ------------  ------------   ------------  ------------     ------------

EXPENSES
  Charges to contract owners for
   assuming mortality risk and expense
   risk and for administration.............    1,349,540     1,440,319        670,349     1,880,400        1,158,757
                                            ------------  ------------   ------------  ------------     ------------

NET INVESTMENT INCOME (LOSS)...............      871,604     1,809,220       (670,349)      861,491         (554,209)
                                            ------------  ------------   ------------  ------------     ------------

NET REALIZED AND UNREALIZED
   GAIN (LOSS) ON INVESTMENTS
  Capital gains distributions received.....    3,108,896     9,078,246     11,166,193             0                0
  Realized gain (loss) on shares
   redeemed................................     (276,582)   (6,420,432)    (2,479,931)    1,467,220       (3,211,154)
  Net change in unrealized gain (loss) on
   investments.............................  (45,740,983)  (40,414,836)   (32,156,183)  (48,699,488)     (36,429,883)
                                            ------------  ------------   ------------  ------------     ------------

NET GAIN (LOSS) ON
   INVESTMENTS.............................  (42,908,669)  (37,757,022)   (23,469,921)  (47,232,268)     (39,641,037)
                                            ------------  ------------   ------------  ------------     ------------

NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM
   OPERATIONS.............................. $(42,037,065) $(35,947,802)  $(24,140,270) $(46,370,777)    $(40,195,246)
                                            ============  ============   ============  ============     ============

  The accompanying notes are an integral part of these financial statements.

                                      A3

                                                 SUBACCOUNTS (Continued)
------------------------------------------------------------------------------------------------------------------------
                                                                             Franklin
                                                                            Templeton
   Janus Aspen                                                                Small-
  International       MFS VIT       MFS VIT    Credit Suisse                 Mid Cap                        Prudential
Growth Portfolio - Research Bond    Growth     Trust Global    American       Growth       Prudential      Diversified
  Institutional      Series -      Series -      Small Cap    Century VP    Securities   Jennison 20/20    Conservative
      Shares       Initial Class Initial Class   Portfolio    Value Fund       Fund      Focus Portfolio Growth Portfolio
------------------ ------------- ------------- ------------- ------------  ------------  --------------- ----------------

  $  99,657,272    $ 17,309,884  $ 49,105,535   $ 8,186,784  $ 25,826,087  $ 19,938,623   $ 40,439,623     $ 79,507,764
  -------------    ------------  ------------   -----------  ------------  ------------   ------------     ------------
  $  99,657,272    $ 17,309,884  $ 49,105,535   $ 8,186,784  $ 25,826,087  $ 19,938,623   $ 40,439,623     $ 79,507,764
  =============    ============  ============   ===========  ============  ============   ============     ============

  $  99,657,272    $ 17,309,884  $ 49,105,535   $ 8,186,784  $ 25,826,087  $ 19,938,623   $ 40,439,623     $ 79,507,764
  -------------    ------------  ------------   -----------  ------------  ------------   ------------     ------------
  $  99,657,272    $ 17,309,884  $ 49,105,535   $ 8,186,784  $ 25,826,087  $ 19,938,623   $ 40,439,623     $ 79,507,764
  =============    ============  ============   ===========  ============  ============   ============     ============

     48,523,083      15,464,104    45,316,173    11,498,400    17,239,718    19,231,726     38,183,159       69,129,150
  =============    ============  ============   ===========  ============  ============   ============     ============

      3,762,071       1,341,851     3,143,760     1,112,335     5,518,395     1,696,904      4,405,188        9,556,222
  $       26.49    $      12.90  $      15.62   $      7.36  $       4.68  $      11.75   $       9.18     $       8.32

  $ 113,657,939    $ 22,902,536  $ 72,384,134   $15,021,100  $ 37,585,359  $ 37,443,403   $ 54,313,258     $ 98,735,614

                                                 SUBACCOUNTS (Continued)
------------------------------------------------------------------------------------------------------------------------
                                                                             Franklin
                                                                            Templeton
   Janus Aspen                                                                Small-
  International       MFS VIT       MFS VIT    Credit Suisse                 Mid Cap                        Prudential
Growth Portfolio - Research Bond    Growth     Trust Global    American       Growth       Prudential      Diversified
  Institutional      Series -      Series -      Small Cap    Century VP    Securities   Jennison 20/20    Conservative
      Shares       Initial Class Initial Class   Portfolio    Value Fund       Fund      Focus Portfolio Growth Portfolio
------------------ ------------- ------------- ------------- ------------  ------------  --------------- ----------------

  $   2,206,282    $    138,492  $    172,365   $   234,503  $    894,625  $          0   $    349,828     $  4,030,825
  -------------    ------------  ------------   -----------  ------------  ------------   ------------     ------------

      2,579,672         356,073     1,038,820       186,545       488,050       435,424        872,968        1,442,127
  -------------    ------------  ------------   -----------  ------------  ------------   ------------     ------------

       (373,390)       (217,581)     (866,455)       47,958       406,575      (435,424)      (523,140)       2,588,698
  -------------    ------------  ------------   -----------  ------------  ------------   ------------     ------------

     28,905,193               0             0             0     4,749,564     3,908,377      3,837,425        7,545,979

     16,535,163         (18,307)   (1,293,019)     (403,644)   (1,360,665)   (1,465,360)       806,947         (756,655)

   (164,497,728)    (10,814,995)  (30,794,674)   (7,410,749)  (14,806,759)  (18,328,557)   (33,003,666)     (34,732,184)
  -------------    ------------  ------------   -----------  ------------  ------------   ------------     ------------

   (119,057,372)    (10,833,302)  (32,087,693)   (7,814,393)  (11,417,860)  (15,885,540)   (28,359,294)     (27,942,860)
  -------------    ------------  ------------   -----------  ------------  ------------   ------------     ------------

  $(119,430,762)   $(11,050,883) $(32,954,148)  $(7,766,435) $(11,011,285) $(16,320,964)  $(28,882,434)    $(25,354,162)
  =============    ============  ============   ===========  ============  ============   ============     ============

  The accompanying notes are an integral part of these financial statements.

                                      A4

                            FINANCIAL STATEMENTS OF
             PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENT OF NET ASSETS
December 31, 2008

                                                                            SUBACCOUNTS
                                            ---------------------------------------------------------------------------
                                                                             Prudential SP                 Prudential SP
                                                          AllianceBernstein   T.Rowe Price   Prudential SP   Small Cap
                                             Davis Value      Large Cap        Large-Cap      Davis Value      Value
                                              Portfolio   Growth Portfolio  Growth Portfolio   Portfolio     Portfolio
                                            ------------  ----------------- ---------------- ------------- -------------
ASSETS
  Investment in the portfolios, at value... $ 29,757,826     $ 4,273,430      $         0    $115,972,689  $103,258,676
                                            ------------     -----------      -----------    ------------  ------------
  Net Assets............................... $ 29,757,826     $ 4,273,430      $         0    $115,972,689  $103,258,676
                                            ============     ===========      ===========    ============  ============

NET ASSETS, representing:
  Accumulation units....................... $ 29,757,826     $ 4,273,430      $         0    $115,972,689  $103,258,676
                                            ------------     -----------      -----------    ------------  ------------
                                            $ 29,757,826     $ 4,273,430      $         0    $115,972,689  $103,258,676
                                            ============     ===========      ===========    ============  ============

  Units outstanding........................   39,031,611      10,045,059                0     126,902,093    94,789,632
                                            ============     ===========      ===========    ============  ============

  Portfolio shares held....................    3,602,642         237,018                0      17,257,841    13,586,668
  Portfolio net asset value per share...... $       8.26     $     18.03      $      0.00    $       6.72  $       7.60
  Investment in portfolio shares, at
   cost.................................... $ 38,882,690     $ 5,939,096      $         0    $166,278,897  $166,045,120

STATEMENT OF OPERATIONS
For the period ended December 31, 2008
                                                                            SUBACCOUNTS
                                            ---------------------------------------------------------------------------
                                                                             Prudential SP                 Prudential SP
                                                          AllianceBernstein   T.Rowe Price   Prudential SP   Small Cap
                                             Davis Value      Large Cap        Large-Cap      Davis Value      Value
                                              Portfolio   Growth Portfolio  Growth Portfolio   Portfolio     Portfolio
                                            ------------  ----------------- ---------------- ------------- -------------
INVESTMENT INCOME
  Dividend income.......................... $    439,769     $         0      $         0    $  2,607,985  $  1,617,729
                                            ------------     -----------      -----------    ------------  ------------

EXPENSES
  Charges to contract owners for
   assuming mortality risk and expense
   risk and for administration.............      662,052          89,355          279,079       2,886,413     2,337,668
                                            ------------     -----------      -----------    ------------  ------------

NET INVESTMENT INCOME (LOSS)...............     (222,283)        (89,355)        (279,079)       (278,428)     (719,939)
                                            ------------     -----------      -----------    ------------  ------------

NET REALIZED AND UNREALIZED
   GAIN (LOSS) ON INVESTMENTS
  Capital gains distributions received.....      798,974               0                0      11,108,373    15,483,922
  Realized gain (loss) on shares
   redeemed................................    1,282,630         (52,337)       6,327,720        (334,933)   (7,264,643)
  Net change in unrealized gain (loss) on
   investments.............................  (24,753,355)     (3,017,145)      (8,848,963)    (95,976,933)  (58,840,779)
                                            ------------     -----------      -----------    ------------  ------------

NET GAIN (LOSS) ON
   INVESTMENTS.............................  (22,671,751)     (3,069,482)      (2,521,243)    (85,203,493)  (50,621,500)
                                            ------------     -----------      -----------    ------------  ------------

NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM
   OPERATIONS.............................. $(22,894,034)    $(3,158,837)     $(2,800,322)   $(85,481,921) $(51,341,439)
                                            ============     ===========      ===========    ============  ============

  The accompanying notes are an integral part of these financial statements.

                                      A5

                                                      SUBACCOUNTS (Continued)
------------------------------------------------------------------------------------------------------------------
                                   Prudential SP    Janus Aspen    Prudential SP                   Prudential SP
 Prudential SP    Prudential SP     PIMCO High       Large Cap       Large Cap    Prudential SP      Strategic
   Small Cap       PIMCO Total         Yield      Growth Portfolio     Value         AIM Core     Partners Focused
Growth Portfolio Return Portfolio    Portfolio    - Service Shares   Portfolio   Equity Portfolio Growth Portfolio
---------------- ---------------- --------------- ---------------- ------------- ---------------- ----------------
  $         0      $366,114,540    $101,734,889     $12,589,474    $          0    $         0      $ 15,423,312
  -----------      ------------    ------------     -----------    ------------    -----------      ------------
  $         0      $366,114,540    $101,734,889     $12,589,474    $          0    $         0      $ 15,423,312
  ===========      ============    ============     ===========    ============    ===========      ============

  $         0      $366,114,540    $101,734,889     $12,589,474    $          0    $         0      $ 15,423,312
  -----------      ------------    ------------     -----------    ------------    -----------      ------------
  $         0      $366,114,540    $101,734,889     $12,589,474    $          0    $         0      $ 15,423,312
  ===========      ============    ============     ===========    ============    ===========      ============

            0       291,242,873      95,716,729      18,115,495               0              0        20,787,394
  ===========      ============    ============     ===========    ============    ===========      ============

            0        33,102,580      15,184,312         807,535               0              0         3,226,634
  $      0.00      $      11.06    $       6.70     $     15.59    $       0.00    $      0.00      $       4.78

  $         0      $375,051,044    $151,501,790     $16,140,422    $          0    $         0      $ 22,344,273

                                                      SUBACCOUNTS (Continued)
------------------------------------------------------------------------------------------------------------------
                                                    Janus Aspen    Prudential SP                   Prudential SP
 Prudential SP    Prudential SP    Prudential SP     Large Cap       Large Cap    Prudential SP      Strategic
   Small Cap       PIMCO Total      PIMCO High    Growth Portfolio     Value         AIM Core     Partners Focused
Growth Portfolio Return Portfolio Yield Portfolio - Service Shares   Portfolio   Equity Portfolio Growth Portfolio
---------------- ---------------- --------------- ---------------- ------------- ---------------- ----------------
  $         0      $ 21,193,558    $ 11,510,782     $   110,229    $          0    $         0      $          0
  -----------      ------------    ------------     -----------    ------------    -----------      ------------


      184,345         6,612,219       2,311,336         309,605         390,204        140,123           374,964
  -----------      ------------    ------------     -----------    ------------    -----------      ------------

     (184,345)       14,581,339       9,199,446        (199,376)       (390,204)      (140,123)         (374,964)
  -----------      ------------    ------------     -----------    ------------    -----------      ------------

            0                 0         151,308               0               0              0         1,776,051

    4,147,642        (1,373,771)     (6,109,135)         89,464       7,897,675      5,286,444          (240,321)

   (5,734,953)      (23,236,258)    (43,336,774)     (9,205,278)    (10,838,051)    (5,604,938)      (12,021,009)
  -----------      ------------    ------------     -----------    ------------    -----------      ------------

   (1,587,311)      (24,610,029)    (49,294,601)     (9,115,814)     (2,940,376)      (318,494)      (10,485,279)
  -----------      ------------    ------------     -----------    ------------    -----------      ------------

  $(1,771,656)     $(10,028,690)   $(40,095,155)    $(9,315,190)   $ (3,330,580)   $  (458,617)     $(10,860,243)
  ===========      ============    ============     ===========    ============    ===========      ============

----------------

 Prudential SP
    Mid Cap
Growth Portfolio
----------------
  $ 47,008,622
  ------------
  $ 47,008,622
  ============

  $ 47,008,622
  ------------
  $ 47,008,622
  ============

    68,431,460
  ============

    13,705,138
  $       3.43

  $ 82,808,144


----------------

 Prudential SP
    Mid Cap
Growth Portfolio
----------------
  $          0
  ------------


     1,195,821
  ------------

    (1,195,821)
  ------------

    17,581,821

    (2,421,219)

   (53,225,166)
  ------------

   (38,064,564)
  ------------

  $(39,260,385)
  ============

  The accompanying notes are an integral part of these financial statements.

                                      A6

                            FINANCIAL STATEMENTS OF
             PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENT OF NET ASSETS
December 31, 2008

                                                                              SUBACCOUNTS
                                            ------------------------------------------------------------------------------
                                                          Prudential SP
                                            SP Prudential Conservative   Prudential SP  Prudential SP     Prudential SP
                                            U.S. Emerging     Asset      Balanced Asset Growth Asset        Aggressive
                                               Growth      Allocation      Allocation    Allocation        Growth Asset
                                              Portfolio     Portfolio      Portfolio      Portfolio    Allocation Portfolio
                                            ------------- -------------  -------------- -------------  --------------------
ASSETS
  Investment in the portfolios, at value... $ 77,729,420  $ 389,809,586  $ 744,530,144  $ 576,128,269      $ 71,930,043
                                            ------------  -------------  -------------  -------------      ------------
  Net Assets............................... $ 77,729,420  $ 389,809,586  $ 744,530,144  $ 576,128,269      $ 71,930,043
                                            ============  =============  =============  =============      ============

NET ASSETS, representing:
  Accumulation units....................... $ 77,729,420  $ 389,809,586  $ 744,530,144  $ 576,128,269      $ 71,930,043
                                            ------------  -------------  -------------  -------------      ------------
                                            $ 77,729,420  $ 389,809,586  $ 744,530,144  $ 576,128,269      $ 71,930,043
                                            ============  =============  =============  =============      ============

  Units outstanding........................   71,243,044    284,454,963    545,598,303    410,508,785        73,262,450
                                            ============  =============  =============  =============      ============

  Portfolio shares held....................   16,971,489     43,848,097     95,208,458     87,292,162        12,913,832
  Portfolio net asset value per share...... $       4.58  $        8.89  $        7.82  $        6.60      $       5.57
  Investment in portfolio shares, at
   cost.................................... $118,411,003  $ 466,301,827  $ 960,676,441  $ 817,703,246      $107,742,606

STATEMENT OF OPERATIONS
For the period ended December 31, 2008
                                                                              SUBACCOUNTS
                                            ------------------------------------------------------------------------------
                                                          Prudential SP
                                            SP Prudential Conservative   Prudential SP  Prudential SP     Prudential SP
                                            U.S. Emerging     Asset      Balanced Asset Growth Asset        Aggressive
                                               Growth      Allocation      Allocation    Allocation        Growth Asset
                                              Portfolio     Portfolio      Portfolio      Portfolio    Allocation Portfolio
                                            ------------- -------------  -------------- -------------  --------------------
INVESTMENT INCOME
  Dividend income.......................... $    352,807  $  15,546,058  $  25,078,976  $  14,363,738      $  1,212,050
                                            ------------  -------------  -------------  -------------      ------------

EXPENSES
  Charges to contract owners for
   assuming mortality risk and expense
   risk and for administration.............    1,872,813      8,588,637     18,191,071     15,474,502         1,870,849
                                            ------------  -------------  -------------  -------------      ------------

NET INVESTMENT INCOME (LOSS)...............   (1,520,006)     6,957,421      6,887,905     (1,110,764)         (658,799)
                                            ------------  -------------  -------------  -------------      ------------

NET REALIZED AND UNREALIZED
   GAIN (LOSS) ON INVESTMENTS
  Capital gains distributions received.....   19,702,609     25,820,952     76,023,305     84,135,302        12,023,550
  Realized gain (loss) on shares
   redeemed................................   (1,886,531)    (2,342,526)    (5,314,509)    (4,543,113)           27,781
  Net change in unrealized gain (loss) on
   investments.............................  (66,598,860)  (147,590,517)  (421,950,834)  (452,356,420)      (70,283,856)
                                            ------------  -------------  -------------  -------------      ------------

NET GAIN (LOSS) ON
   INVESTMENTS.............................  (48,782,782)  (124,112,091)  (351,242,038)  (372,764,231)      (58,232,525)
                                            ------------  -------------  -------------  -------------      ------------

NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM
   OPERATIONS.............................. $(50,302,788) $(117,154,670) $(344,354,133) $(373,874,995)     $(58,891,324)
                                            ============  =============  =============  =============      ============

  The accompanying notes are an integral part of these financial statements.

                                      A7

                                              SUBACCOUNTS (Continued)
------------------------------------------------------------------------------------------------------------------

                                 Evergreen VA
 Prudential SP    Prudential SP  Diversified                             Evergreen VA  Evergreen VA   Evergreen VA
 International    International    Capital    Evergreen VA Evergreen VA Special Values International  Fundamental
Growth Portfolio Value Portfolio Builder Fund Growth Fund   Omega Fund       Fund       Equity Fund  Large Cap Fund
---------------- --------------- ------------ ------------ ------------ -------------- ------------- --------------

  $ 48,942,829    $ 50,078,115    $ 642,387    $  710,357   $1,685,479   $ 1,985,839    $1,115,339    $ 2,292,850
  ------------    ------------    ---------    ----------   ----------   -----------    ----------    -----------
  $ 48,942,829    $ 50,078,115    $ 642,387    $  710,357   $1,685,479   $ 1,985,839    $1,115,339    $ 2,292,850
  ============    ============    =========    ==========   ==========   ===========    ==========    ===========

  $ 48,942,829    $ 50,078,115    $ 642,387    $  710,357   $1,685,479   $ 1,985,839    $1,115,339    $ 2,292,850
  ------------    ------------    ---------    ----------   ----------   -----------    ----------    -----------
  $ 48,942,829    $ 50,078,115    $ 642,387    $  710,357   $1,685,479   $ 1,985,839    $1,115,339    $ 2,292,850
  ============    ============    =========    ==========   ==========   ===========    ==========    ===========

    54,357,708      46,483,565      873,923       653,130    1,435,894     1,686,963       101,559        245,567
  ============    ============    =========    ==========   ==========   ===========    ==========    ===========

    14,186,327      10,116,791       76,112        86,104      116,804       216,322       116,060        180,256
  $       3.45    $       4.95    $    8.44    $     8.25   $    14.43   $      9.18    $     9.61    $     12.72

  $ 94,512,893    $ 88,319,615    $ 999,414    $1,060,436   $1,711,304   $ 3,118,202    $1,550,610    $ 2,897,213

                                              SUBACCOUNTS (Continued)
------------------------------------------------------------------------------------------------------------------

                                 Evergreen VA
 Prudential SP    Prudential SP  Diversified                             Evergreen VA  Evergreen VA   Evergreen VA
 International    International    Capital    Evergreen VA Evergreen VA Special Values International  Fundamental
Growth Portfolio Value Portfolio Builder Fund Growth Fund   Omega Fund       Fund       Equity Fund  Large Cap Fund
---------------- --------------- ------------ ------------ ------------ -------------- ------------- --------------

  $  1,365,038    $  2,253,961    $       0    $      304   $        0   $    32,726    $        0    $    45,990
  ------------    ------------    ---------    ----------   ----------   -----------    ----------    -----------

     1,330,738       1,327,788       18,374        18,398       39,298        56,598        30,312         55,676
  ------------    ------------    ---------    ----------   ----------   -----------    ----------    -----------

        34,300         926,173      (18,374)      (18,094)     (39,298)      (23,872)      (30,312)        (9,686)
  ------------    ------------    ---------    ----------   ----------   -----------    ----------    -----------

    16,605,937      13,067,129            0             0            0             0        51,280              0

    (4,083,619)     (4,093,454)     (12,866)      (56,739)      53,579      (350,483)      (59,569)       (60,923)

   (66,896,536)    (55,995,996)    (541,866)     (499,792)    (762,410)     (707,876)     (914,639)    (1,268,492)
  ------------    ------------    ---------    ----------   ----------   -----------    ----------    -----------

   (54,374,218)    (47,022,321)    (554,732)     (556,531)    (708,831)   (1,058,359)     (922,928)    (1,329,415)
  ------------    ------------    ---------    ----------   ----------   -----------    ----------    -----------

  $(54,339,918)   $(46,096,148)   $(573,106)   $ (574,625)  $ (748,129)  $(1,082,231)   $ (953,240)   $(1,339,101)
  ============    ============    =========    ==========   ==========   ===========    ==========    ===========

  The accompanying notes are an integral part of these financial statements.

                                      A8

                            FINANCIAL STATEMENTS OF
             PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENT OF NET ASSETS
December 31, 2008

                                                                             SUBACCOUNTS
                                            -----------------------------------------------------------------------------
                                                   AST         AST American    AST Schroders
                                            AllianceBernstein Century Income Multi Asset World  AST Cohen &     AST UBS
                                             Growth & Income     & Growth       Strategies     Steers Realty Dynamic Alpha
                                                Portfolio       Portfolio        Portfolio       Portfolio     Portfolio
                                            ----------------- -------------- ----------------- ------------- -------------
ASSETS
  Investment in the portfolios, at value...    $ 8,746,500     $ 6,322,376     $ 24,552,549     $10,254,926  $113,204,204
                                               -----------     -----------     ------------     -----------  ------------
  Net Assets...............................    $ 8,746,500     $ 6,322,376     $ 24,552,549     $10,254,926  $113,204,204
                                               ===========     ===========     ============     ===========  ============

NET ASSETS, representing:
  Accumulation units.......................    $ 8,746,500     $ 6,322,376     $ 24,552,549     $10,254,926  $113,204,204
                                               -----------     -----------     ------------     -----------  ------------
                                               $ 8,746,500     $ 6,322,376     $ 24,552,549     $10,254,926  $113,204,204
                                               ===========     ===========     ============     ===========  ============

  Units outstanding........................      1,267,865         873,129        3,113,982       1,379,876    12,706,973
                                               ===========     ===========     ============     ===========  ============

  Portfolio shares held....................        703,095         641,866        2,533,803       2,720,140    10,423,960
  Portfolio net asset value per share......    $     12.44     $      9.85     $       9.69     $      3.77  $      10.86
  Investment in portfolio shares, at
   cost....................................    $14,665,750     $ 8,911,451     $ 30,395,781     $27,049,729  $129,900,443

STATEMENT OF OPERATIONS
For the period ended December 31, 2008
                                                                             SUBACCOUNTS
                                            -----------------------------------------------------------------------------
                                                   AST         AST American    AST Schroders
                                            AllianceBernstein Century Income Multi Asset World  AST Cohen &     AST UBS
                                             Growth & Income     & Growth       Strategies     Steers Realty Dynamic Alpha
                                                Portfolio       Portfolio        Portfolio       Portfolio     Portfolio
                                            ----------------- -------------- ----------------- ------------- -------------
INVESTMENT INCOME
  Dividend income..........................    $   186,488     $   154,910     $    485,747     $   736,374  $    289,708
                                               -----------     -----------     ------------     -----------  ------------

EXPENSES
  Charges to contract owners for
   assuming mortality risk and expense
   risk and for administration.............        190,024         118,125          486,063         248,832     1,746,484
                                               -----------     -----------     ------------     -----------  ------------

NET INVESTMENT INCOME (LOSS)...............         (3,536)         36,785             (316)        487,542    (1,456,776)
                                               -----------     -----------     ------------     -----------  ------------

NET REALIZED AND UNREALIZED
   GAIN (LOSS) ON INVESTMENTS
  Capital gains distributions received.....      1,233,498               0        2,476,154       8,415,317     3,983,994
  Realized gain (loss) on shares
   redeemed................................     (1,225,156)       (529,470)      (7,064,954)     (5,328,734)  (14,615,131)
  Net change in unrealized gain (loss) on
   investments.............................     (6,144,410)     (2,684,843)      (5,451,107)     (9,923,500)  (15,876,715)
                                               -----------     -----------     ------------     -----------  ------------

NET GAIN (LOSS) ON
   INVESTMENTS.............................     (6,136,068)     (3,214,313)     (10,039,907)     (6,836,917)  (26,507,852)
                                               -----------     -----------     ------------     -----------  ------------

NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM
   OPERATIONS..............................    $(6,139,604)    $(3,177,528)    $(10,040,223)    $(6,349,375) $(27,964,628)
                                               ===========     ===========     ============     ===========  ============

  The accompanying notes are an integral part of these financial statements.

                                      A9

                                                     SUBACCOUNTS (Continued)
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                                   AST Goldman
   AST DeAM      AST Neuberger      AST DeAM                     AST Federated                                        Sachs
   Large-Cap    Berman Small-Cap    Small-Cap    AST High Yield    Aggressive      AST Mid-Cap    AST Small-Cap    Concentrated
Value Portfolio Growth Portfolio Value Portfolio   Portfolio    Growth Portfolio Value Portfolio Value Portfolio Growth Portfolio
--------------- ---------------- --------------- -------------- ---------------- --------------- --------------- ----------------
  $ 8,361,234     $ 3,314,109      $         0    $ 6,054,336     $ 5,079,885      $ 3,559,445     $11,281,078     $ 8,050,512
  -----------     -----------      -----------    -----------     -----------      -----------     -----------     -----------
  $ 8,361,234     $ 3,314,109      $         0    $ 6,054,336     $ 5,079,885      $ 3,559,445     $11,281,078     $ 8,050,512
  ===========     ===========      ===========    ===========     ===========      ===========     ===========     ===========

  $ 8,361,234     $ 3,314,109      $         0    $ 6,054,336     $ 5,079,885      $ 3,559,445     $11,281,078     $ 8,050,512
  -----------     -----------      -----------    -----------     -----------      -----------     -----------     -----------
  $ 8,361,234     $ 3,314,109      $         0    $ 6,054,336     $ 5,079,885      $ 3,559,445     $11,281,078     $ 8,050,512
  ===========     ===========      ===========    ===========     ===========      ===========     ===========     ===========

    1,121,066         486,560                0        769,468         740,521          519,110       1,506,188       1,115,251
  ===========     ===========      ===========    ===========     ===========      ===========     ===========     ===========

    1,259,222         538,005                0      1,142,327         962,099          499,922       1,301,162         484,387
  $      6.64     $      6.16      $      0.00    $      5.30     $      5.28      $      7.12     $      8.67     $     16.62

  $15,182,307     $ 4,836,621      $         0    $ 8,786,356     $ 9,705,822      $ 5,698,481     $17,780,144     $11,338,716

                                                     SUBACCOUNTS (Continued)
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                                   AST Goldman
   AST DeAM      AST Neuberger      AST DeAM                     AST Federated                                        Sachs
   Large-Cap    Berman Small-Cap    Small-Cap    AST High Yield    Aggressive      AST Mid-Cap    AST Small-Cap    Concentrated
Value Portfolio Growth Portfolio Value Portfolio   Portfolio    Growth Portfolio Value Portfolio Value Portfolio Growth Portfolio
--------------- ---------------- --------------- -------------- ---------------- --------------- --------------- ----------------
  $   308,098     $         0      $   105,534    $   703,066     $         0      $    51,460     $   139,275     $    13,962
  -----------     -----------      -----------    -----------     -----------      -----------     -----------     -----------


      214,939          73,877           42,210        128,650         126,885           81,088         199,293         160,901
  -----------     -----------      -----------    -----------     -----------      -----------     -----------     -----------

       93,159         (73,877)          63,324        574,416        (126,885)         (29,628)        (60,018)       (146,939)
  -----------     -----------      -----------    -----------     -----------      -----------     -----------     -----------

    1,947,130               0                0              0       1,623,006          210,089       1,338,976               0

   (2,138,116)       (204,516)      (2,036,468)      (642,248)     (1,245,181)        (467,887)     (1,448,775)       (774,895)

   (5,916,354)     (2,181,176)       1,554,319     (2,233,736)     (4,832,683)      (2,030,142)     (4,862,121)     (4,201,937)
  -----------     -----------      -----------    -----------     -----------      -----------     -----------     -----------

   (6,107,340)     (2,385,692)        (482,149)    (2,875,984)     (4,454,858)      (2,287,940)     (4,971,920)     (4,976,832)
  -----------     -----------      -----------    -----------     -----------      -----------     -----------     -----------

  $(6,014,181)    $(2,459,569)     $  (418,825)   $(2,301,568)    $(4,581,743)     $(2,317,568)    $(5,031,938)    $(5,123,771)
  ===========     ===========      ===========    ===========     ===========      ===========     ===========     ===========

  The accompanying notes are an integral part of these financial statements.

                                      A10

                            FINANCIAL STATEMENTS OF
             PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENT OF NET ASSETS
December 31, 2008

                                                                            SUBACCOUNTS
                                            ---------------------------------------------------------------------------

                                              AST Goldman                    AST Lord Abbett  AST Marsico     AST MFS
                                             Sachs Mid-Cap    AST Large-Cap  Bond-Debenture  Capital Growth   Growth
                                            Growth Portfolio Value Portfolio    Portfolio      Portfolio     Portfolio
                                            ---------------- --------------- --------------- -------------- -----------
ASSETS
  Investment in the portfolios, at value...   $ 6,917,484     $ 48,881,573     $ 9,950,724    $ 33,179,056  $ 5,321,970
                                              -----------     ------------     -----------    ------------  -----------
  Net Assets...............................   $ 6,917,484     $ 48,881,573     $ 9,950,724    $ 33,179,056  $ 5,321,970
                                              ===========     ============     ===========    ============  ===========

NET ASSETS, representing:
  Accumulation units.......................   $ 6,917,484     $ 48,881,573     $ 9,950,724    $ 33,179,056  $ 5,321,970
                                              -----------     ------------     -----------    ------------  -----------
                                              $ 6,917,484     $ 48,881,573     $ 9,950,724    $ 33,179,056  $ 5,321,970
                                              ===========     ============     ===========    ============  ===========

  Units outstanding........................       953,416        7,349,270       1,182,593       4,707,895      674,179
                                              ===========     ============     ===========    ============  ===========

  Portfolio shares held....................     2,393,593        4,764,286       1,256,405       2,622,850      773,542
  Portfolio net asset value per share......   $      2.89     $      10.26     $      7.92    $      12.65  $      6.88
  Investment in portfolio shares, at
   cost....................................   $11,555,674     $ 84,342,622     $13,789,879    $ 53,719,793  $ 7,079,442

STATEMENT OF OPERATIONS
For the period ended December 31, 2008
                                                                            SUBACCOUNTS
                                            ---------------------------------------------------------------------------

                                              AST Goldman                    AST Lord Abbett  AST Marsico     AST MFS
                                             Sachs Mid-Cap    AST Large-Cap  Bond-Debenture  Capital Growth   Growth
                                            Growth Portfolio Value Portfolio    Portfolio      Portfolio     Portfolio
                                            ---------------- --------------- --------------- -------------- -----------
INVESTMENT INCOME
  Dividend income..........................   $         0     $  1,120,443     $ 1,105,300    $    211,681  $    17,211
                                              -----------     ------------     -----------    ------------  -----------

EXPENSES
  Charges to contract owners for
   assuming mortality risk and expense
   risk and for administration.............       158,851          789,735         218,611         688,241      110,775
                                              -----------     ------------     -----------    ------------  -----------

NET INVESTMENT INCOME (LOSS)...............      (158,851)         330,708         886,689        (476,560)     (93,564)
                                              -----------     ------------     -----------    ------------  -----------

NET REALIZED AND UNREALIZED
   GAIN (LOSS) ON INVESTMENTS
  Capital gains distributions received.....     1,953,917        4,163,790         470,060       2,238,894            0
  Realized gain (loss) on shares
   redeemed................................      (778,082)      (3,893,896)     (1,033,795)     (2,202,573)    (343,949)
  Net change in unrealized gain (loss) on
   investments.............................    (5,977,164)     (35,722,633)     (3,815,319)    (25,153,768)  (2,627,646)
                                              -----------     ------------     -----------    ------------  -----------

NET GAIN (LOSS) ON
   INVESTMENTS.............................    (4,801,329)     (35,452,739)     (4,379,054)    (25,117,447)  (2,971,595)
                                              -----------     ------------     -----------    ------------  -----------

NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM
   OPERATIONS..............................   $(4,960,180)    $(35,122,031)    $(3,492,365)   $(25,594,007) $(3,065,159)
                                              ===========     ============     ===========    ============  ===========

  The accompanying notes are an integral part of these financial statements.

                                      A11

                                                    SUBACCOUNTS (Continued)
------------------------------------------------------------------------------------------------------------------------------
                 AST Neuberger                         AST                                        AST T. Rowe
 AST Neuberger    Berman/LSV      AST PIMCO     AllianceBernstein              AST T. Rowe Price  Price Asset      AST MFS
 Berman Mid-Cap  Mid-Cap Value Limited Maturity    Core Value      AST QMA US  Natural Resources  Allocation        Global
Growth Portfolio   Portfolio    Bond Portfolio      Portfolio     Equity Alpha     Portfolio       Portfolio   Equity Portfolio
---------------- ------------- ---------------- ----------------- ------------ ----------------- ------------  ----------------
  $11,182,278     $10,553,439    $29,608,240       $ 5,074,661    $ 5,014,351    $ 50,317,685    $135,698,571    $ 7,770,678
  -----------     -----------    -----------       -----------    -----------    ------------    ------------    -----------
  $11,182,278     $10,553,439    $29,608,240       $ 5,074,661    $ 5,014,351    $ 50,317,685    $135,698,571    $ 7,770,678
  ===========     ===========    ===========       ===========    ===========    ============    ============    ===========

  $11,182,278     $10,553,439    $29,608,240       $ 5,074,661    $ 5,014,351    $ 50,317,685    $135,698,571    $ 7,770,678
  -----------     -----------    -----------       -----------    -----------    ------------    ------------    -----------
  $11,182,278     $10,553,439    $29,608,240       $ 5,074,661    $ 5,014,351    $ 50,317,685    $135,698,571    $ 7,770,678
  ===========     ===========    ===========       ===========    ===========    ============    ============    ===========

    1,397,540       1,605,754      2,766,545           797,592        753,558       6,046,079      16,314,150        923,613
  ===========     ===========    ===========       ===========    ===========    ============    ============    ===========

      874,299       1,171,303      2,728,870           805,502        609,277       2,801,653      10,643,025      1,100,663
  $     12.79     $      9.01    $     10.85       $      6.30    $      8.23    $      17.96    $      12.75    $      7.06

  $16,370,816     $20,729,112    $30,363,741       $ 9,681,165    $ 7,867,378    $ 88,788,296    $166,190,792    $13,570,033

                                                    SUBACCOUNTS (Continued)
------------------------------------------------------------------------------------------------------------------------------
                 AST Neuberger                         AST                                        AST T. Rowe
 AST Neuberger    Berman/LSV      AST PIMCO     AllianceBernstein              AST T. Rowe Price  Price Asset      AST MFS
 Berman Mid-Cap  Mid-Cap Value Limited Maturity    Core Value      AST QMA US  Natural Resources  Allocation        Global
Growth Portfolio   Portfolio    Bond Portfolio      Portfolio     Equity Alpha     Portfolio       Portfolio   Equity Portfolio
---------------- ------------- ---------------- ----------------- ------------ ----------------- ------------  ----------------
  $         0     $   270,530    $ 1,157,039       $   238,235    $   154,826    $    570,731    $  2,844,824    $   121,897
  -----------     -----------    -----------       -----------    -----------    ------------    ------------    -----------


      285,870         262,552        356,286           121,524        113,028       1,493,039       3,093,350        163,865
  -----------     -----------    -----------       -----------    -----------    ------------    ------------    -----------

     (285,870)          7,978        800,753           116,711         41,798        (922,308)       (248,526)       (41,968)
  -----------     -----------    -----------       -----------    -----------    ------------    ------------    -----------

            0       1,138,047              0           854,009              0       8,819,102       5,893,825      2,363,177

     (539,371)     (2,091,689)      (505,976)       (1,018,691)      (357,889)     (4,316,953)    (29,145,632)      (955,053)

   (8,624,461)     (7,409,530)      (887,776)       (3,732,007)    (3,008,817)    (59,617,276)    (27,993,059)    (5,536,367)
  -----------     -----------    -----------       -----------    -----------    ------------    ------------    -----------

   (9,163,832)     (8,363,172)    (1,393,752)       (3,896,689)    (3,366,706)    (55,115,127)    (51,244,866)    (4,128,243)
  -----------     -----------    -----------       -----------    -----------    ------------    ------------    -----------

  $(9,449,702)    $(8,355,194)   $  (592,999)      $(3,779,978)   $(3,324,908)   $(56,037,435)   $(51,493,392)   $(4,170,211)
  ===========     ===========    ===========       ===========    ===========    ============    ============    ===========

  The accompanying notes are an integral part of these financial statements.

                                      A12

                            FINANCIAL STATEMENTS OF
             PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENT OF NET ASSETS
December 31, 2008

                                                                               SUBACCOUNTS
                                            --------------------------------------------------------------------------------
                                                                                              AST Capital      AST Academic
                                              AST JPMorgan    AST T. Rowe    AST Aggressive   Growth Asset   Strategies Asset
                                             International    Price Global  Asset Allocation   Allocation       Allocation
                                            Equity Portfolio Bond Portfolio    Portfolio       Portfolio        Portfolio
                                            ---------------- -------------- ---------------- --------------  ----------------
ASSETS
  Investment in the portfolios, at value...   $ 13,886,577    $22,604,592     $ 39,367,288   $  849,425,942   $  766,747,473
                                              ------------    -----------     ------------   --------------   --------------
  Net Assets...............................   $ 13,886,577    $22,604,592     $ 39,367,288   $  849,425,942   $  766,747,473
                                              ============    ===========     ============   ==============   ==============

NET ASSETS, representing:
  Accumulation units.......................   $ 13,886,577    $22,604,592     $ 39,367,288   $  849,425,942   $  766,747,473
                                              ------------    -----------     ------------   --------------   --------------
                                              $ 13,886,577    $22,604,592     $ 39,367,288   $  849,425,942   $  766,747,473
                                              ============    ===========     ============   ==============   ==============

  Units outstanding........................      1,881,333      2,190,381        5,851,992      113,271,269       99,124,715
                                              ============    ===========     ============   ==============   ==============

  Portfolio shares held....................        921,472      2,016,467        6,084,589      111,913,826       97,179,654
  Portfolio net asset value per share......   $      15.07    $     11.21     $       6.47   $         7.59   $         7.89
  Investment in portfolio shares, at
   cost....................................   $ 21,040,839    $24,521,193     $ 65,279,066   $1,199,898,011   $1,030,676,091

STATEMENT OF OPERATIONS
For the period ended December 31, 2008
                                                                               SUBACCOUNTS
                                            --------------------------------------------------------------------------------
                                                                                              AST Capital      AST Academic
                                              AST JPMorgan    AST T. Rowe    AST Aggressive   Growth Asset   Strategies Asset
                                             International    Price Global  Asset Allocation   Allocation       Allocation
                                            Equity Portfolio Bond Portfolio    Portfolio       Portfolio        Portfolio
                                            ---------------- -------------- ---------------- --------------  ----------------
INVESTMENT INCOME
  Dividend income..........................   $    509,066    $ 1,484,472     $    385,468   $   12,172,409   $   12,012,254
                                              ------------    -----------     ------------   --------------   --------------

EXPENSES
  Charges to contract owners for
   assuming mortality risk and expense
   risk and for administration.............        324,632        476,114          913,525       26,406,202       21,794,421
                                              ------------    -----------     ------------   --------------   --------------

NET INVESTMENT INCOME (LOSS)...............        184,434      1,008,358         (528,057)     (14,233,793)      (9,782,167)
                                              ------------    -----------     ------------   --------------   --------------

NET REALIZED AND UNREALIZED
   GAIN (LOSS) ON INVESTMENTS
  Capital gains distributions received.....              0        915,108        6,308,178       80,059,537       49,551,847
  Realized gain (loss) on shares
   redeemed................................       (978,052)    (1,574,425)      (2,565,118)    (134,781,097)     (86,436,127)
  Net change in unrealized gain (loss) on
   investments.............................     (9,597,780)    (2,493,272)     (32,282,898)    (477,981,135)    (371,373,651)
                                              ------------    -----------     ------------   --------------   --------------

NET GAIN (LOSS) ON
   INVESTMENTS.............................    (10,575,832)    (3,152,589)     (28,539,838)    (532,702,695)    (408,257,931)
                                              ------------    -----------     ------------   --------------   --------------

NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM
   OPERATIONS..............................   $(10,391,398)   $(2,144,231)    $(29,067,895)  $ (546,936,488)  $ (418,040,098)
                                              ============    ===========     ============   ==============   ==============

  The accompanying notes are an integral part of these financial statements.

                                      A13

                                                      SUBACCOUNTS (Continued)
-------------------------------------------------------------------------------------------------------------------
                                                  AST First Trust
  AST Balanced   AST Preservation AST First Trust     Capital       AST Advanced    AST T. Rowe
Asset Allocation Asset Allocation Balanced Target   Appreciation     Strategies   Price Large-Cap     AST Money
   Portfolio        Portfolio        Portfolio    Target Portfolio   Portfolio    Growth Portfolio Market Portfolio
---------------- ---------------- --------------- ---------------- -------------  ---------------- ----------------

 $ 424,591,636     $265,987,153    $130,124,309    $ 154,549,251   $ 214,851,679    $ 33,148,843     $68,076,135
 -------------     ------------    ------------    -------------   -------------    ------------     -----------
 $ 424,591,636     $265,987,153    $130,124,309    $ 154,549,251   $ 214,851,679    $ 33,148,843     $68,076,135
 =============     ============    ============    =============   =============    ============     ===========

 $ 424,591,636     $265,987,153    $130,124,309    $ 154,549,251   $ 214,851,679    $ 33,148,843     $68,076,135
 -------------     ------------    ------------    -------------   -------------    ------------     -----------
 $ 424,591,636     $265,987,153    $130,124,309    $ 154,549,251   $ 214,851,679    $ 33,148,843     $68,076,135
 =============     ============    ============    =============   =============    ============     ===========

    53,050,863       30,029,546      18,094,136       23,483,225      27,546,977       5,294,968       6,400,730
 =============     ============    ============    =============   =============    ============     ===========

    51,590,721       29,229,358      17,752,293       22,529,045      26,991,417       4,755,932      68,076,135
 $        8.23     $       9.10    $       7.33    $        6.86   $        7.96    $       6.97     $      1.00

 $ 519,456,260     $297,234,338    $172,926,839    $ 221,731,272   $ 274,026,262    $ 52,553,779     $68,076,135

                                                      SUBACCOUNTS (Continued)
-------------------------------------------------------------------------------------------------------------------
                                                  AST First Trust
  AST Balanced   AST Preservation AST First Trust     Capital       AST Advanced    AST T. Rowe
Asset Allocation Asset Allocation Balanced Target   Appreciation     Strategies   Price Large-Cap     AST Money
   Portfolio        Portfolio        Portfolio    Target Portfolio   Portfolio    Growth Portfolio Market Portfolio
---------------- ---------------- --------------- ---------------- -------------  ---------------- ----------------

 $   4,817,340     $  1,568,923    $  3,886,144    $   3,097,239   $   5,988,411    $     61,521     $   779,797
 -------------     ------------    ------------    -------------   -------------    ------------     -----------

     8,938,479        3,864,204       3,571,546        5,124,235       6,347,883         525,256         534,515
 -------------     ------------    ------------    -------------   -------------    ------------     -----------

    (4,121,139)      (2,295,281)        314,598       (2,026,996)       (359,472)       (463,735)        245,282
 -------------     ------------    ------------    -------------   -------------    ------------     -----------

    17,057,959        6,206,137       3,271,635        3,236,809       7,727,533               0               0

   (48,702,016)     (10,410,978)    (28,065,899)     (49,018,153)    (41,799,233)     (1,707,794)              0

  (127,689,464)     (39,350,783)    (52,432,763)     (82,524,470)    (79,206,256)    (19,654,694)              0
 -------------     ------------    ------------    -------------   -------------    ------------     -----------

  (159,333,521)     (43,555,624)    (77,227,027)    (128,305,814)   (113,277,956)    (21,362,488)              0
 -------------     ------------    ------------    -------------   -------------    ------------     -----------

 $(163,454,660)    $(45,850,905)   $(76,912,429)   $(130,332,810)  $(113,637,428)   $(21,826,223)    $   245,282
 =============     ============    ============    =============   =============    ============     ===========

----------------


 AST Small-Cap
Growth Portfolio
----------------

  $ 22,897,173
  ------------
  $ 22,897,173
  ============

  $ 22,897,173
  ------------
  $ 22,897,173
  ============

     3,393,864
  ============

     2,044,390
  $      11.20

  $ 33,526,045


----------------


 AST Small-Cap
Growth Portfolio
----------------

  $          0
  ------------

       345,834
  ------------

      (345,834)
  ------------

             0

      (878,797)

   (10,691,554)
  ------------

   (11,570,351)
  ------------

  $(11,916,185)
  ============

  The accompanying notes are an integral part of these financial statements.

                                      A14

                            FINANCIAL STATEMENTS OF
             PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENT OF NET ASSETS
December 31, 2008

                                                                               SUBACCOUNTS
                                            --------------------------------------------------------------------------------



                                            AST PIMCO Total                                     Gartmore NVIT   AST Western
                                              Return Bond   AST International AST International  Developing   Asset Core Plus
                                               Portfolio     Value Portfolio  Growth Portfolio  Markets Fund  Bond Portfolio
                                            --------------- ----------------- ----------------- ------------- ---------------
ASSETS
  Investment in the portfolios, at value...   $28,962,339      $ 5,280,213       $ 4,623,573    $ 10,589,326    $5,058,320
                                              -----------      -----------       -----------    ------------    ----------
  Net Assets...............................   $28,962,339      $ 5,280,213       $ 4,623,573    $ 10,589,326    $5,058,320
                                              ===========      ===========       ===========    ============    ==========

NET ASSETS, representing:
  Accumulation units.......................   $28,962,339      $ 5,280,213       $ 4,623,573    $ 10,589,326    $5,058,320
                                              -----------      -----------       -----------    ------------    ----------
                                              $28,962,339      $ 5,280,213       $ 4,623,573    $ 10,589,326    $5,058,320
                                              ===========      ===========       ===========    ============    ==========

  Units outstanding........................     2,742,684          761,106           760,513       1,132,683       543,173
                                              ===========      ===========       ===========    ============    ==========

  Portfolio shares held....................     2,560,773          471,869           607,565       2,823,820       535,272
  Portfolio net asset value per share......   $     11.31      $     11.19       $      7.61    $       3.75    $     9.45
  Investment in portfolio shares, at
   cost....................................   $29,586,088      $ 8,951,842       $ 9,081,760    $ 28,116,487    $5,113,332

STATEMENT OF OPERATIONS
For the period ended December 31, 2008
                                                                               SUBACCOUNTS
                                            --------------------------------------------------------------------------------



                                            AST PIMCO Total                                     Gartmore NVIT   AST Western
                                              Return Bond   AST International AST International  Developing   Asset Core Plus
                                               Portfolio     Value Portfolio  Growth Portfolio  Markets Fund  Bond Portfolio
                                            --------------- ----------------- ----------------- ------------- ---------------
INVESTMENT INCOME
  Dividend income..........................   $   720,955      $   201,634       $    95,717    $    173,667    $    2,203
                                              -----------      -----------       -----------    ------------    ----------

EXPENSES
  Charges to contract owners for
   assuming mortality risk and expense
   risk and for administration.............       318,531          128,375           109,741         394,369        26,626
                                              -----------      -----------       -----------    ------------    ----------

NET INVESTMENT INCOME (LOSS)...............       402,424           73,259           (14,024)       (220,702)      (24,423)
                                              -----------      -----------       -----------    ------------    ----------

NET REALIZED AND UNREALIZED
   GAIN (LOSS) ON INVESTMENTS
  Capital gains distributions received.....       104,769          613,365         1,218,703      10,638,006           198
  Realized gain (loss) on shares
   redeemed................................      (266,388)        (773,177)         (920,046)     (4,230,106)      (56,531)
  Net change in unrealized gain (loss) on
   investments.............................    (1,060,985)      (4,375,839)       (4,776,936)    (24,917,965)      (55,164)
                                              -----------      -----------       -----------    ------------    ----------

NET GAIN (LOSS) ON
   INVESTMENTS.............................    (1,222,604)      (4,535,651)       (4,478,279)    (18,510,065)     (111,497)
                                              -----------      -----------       -----------    ------------    ----------

NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM
   OPERATIONS..............................   $  (820,180)     $(4,462,392)      $(4,492,303)   $(18,730,767)   $ (135,920)
                                              ===========      ===========       ===========    ============    ==========

  The accompanying notes are an integral part of these financial statements.

                                      A15


                                               SUBACCOUNTS (Continued)
---------------------------------------------------------------------------------------------------------------------
                                                                                              Franklin
                                                                                            Templeton VIP
                                                              AST Parametric                  Founding    AST Goldman
AST Investment                                                   Emerging                       Funds     Sachs Small-
  Grade Bond      AST Bond       AST Bond    AST Global Real  Markets Equity AST Focus Four  Allocation    Cap Value
  Portfolio    Portfolio 2018 Portfolio 2019 Estate Portfolio   Portfolio    Plus Portfolio     Fund       Portfolio
-------------- -------------- -------------- ---------------- -------------- -------------- ------------- ------------

 $706,743,506   $24,606,467    $19,589,786       $164,063        $540,409      $6,721,034    $22,207,190    $544,923
 ------------   -----------    -----------       --------        --------      ----------    -----------    --------
 $706,743,506   $24,606,467    $19,589,786       $164,063        $540,409      $6,721,034    $22,207,190    $544,923
 ============   ===========    ===========       ========        ========      ==========    ===========    ========

 $706,743,506   $24,606,467    $19,589,786       $164,063        $540,409      $6,721,034    $22,207,190    $544,923
 ------------   -----------    -----------       --------        --------      ----------    -----------    --------
 $706,743,506   $24,606,467    $19,589,786       $164,063        $540,409      $6,721,034    $22,207,190    $544,923
 ============   ===========    ===========       ========        ========      ==========    ===========    ========

   65,795,202     2,045,743      1,618,833         26,829          96,949         899,108      3,342,483      71,315
 ============   ===========    ===========       ========        ========      ==========    ===========    ========

   64,838,854     2,011,976      1,591,372         31,370         109,839         892,568      3,958,501      82,315
 $      10.90   $     12.23    $     12.31       $   5.23        $   4.92      $     7.53    $      5.61    $   6.62

 $647,372,607   $20,769,528    $16,477,009       $177,779        $564,797      $6,899,478    $23,871,573    $555,078

                                               SUBACCOUNTS (Continued)
---------------------------------------------------------------------------------------------------------------------
                                                                                              Franklin
                                                                                            Templeton VIP
                                                              AST Parametric                  Founding    AST Goldman
AST Investment                                                   Emerging                       Funds     Sachs Small-
  Grade Bond      AST Bond       AST Bond    AST Global Real  Markets Equity AST Focus Four  Allocation    Cap Value
  Portfolio    Portfolio 2018 Portfolio 2019 Estate Portfolio   Portfolio    Plus Portfolio     Fund       Portfolio
-------------- -------------- -------------- ---------------- -------------- -------------- ------------- ------------

 $          0   $         0    $         0       $      0        $      0      $        0    $   496,771    $      0
 ------------   -----------    -----------       --------        --------      ----------    -----------    --------

    3,673,374       129,705         96,488            450           1,389          20,292        123,556       1,577
 ------------   -----------    -----------       --------        --------      ----------    -----------    --------

   (3,673,374)     (129,705)       (96,488)          (450)         (1,389)        (20,292)       373,215      (1,577)
 ------------   -----------    -----------       --------        --------      ----------    -----------    --------

            0             0              0              0               0               0        480,193           0

   10,715,046     1,356,820        453,189        (10,951)        (36,268)       (750,908)    (4,677,191)    (55,117)

   59,370,899     3,836,939      3,112,777        (13,716)        (24,388)       (178,444)    (1,664,383)    (10,155)
 ------------   -----------    -----------       --------        --------      ----------    -----------    --------

   70,085,945     5,193,759      3,565,966        (24,667)        (60,656)       (929,352)    (5,861,381)    (65,272)
 ------------   -----------    -----------       --------        --------      ----------    -----------    --------

 $ 66,412,571   $ 5,064,054    $ 3,469,478       $(25,117)       $(62,045)     $ (949,644)   $(5,488,166)   $(66,849)
 ============   ===========    ===========       ========        ========      ==========    ===========    ========

  The accompanying notes are an integral part of these financial statements.

                                      A16

                            FINANCIAL STATEMENTS OF
             PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENT OF NET ASSETS
December 31, 2008

                                                                          SUBACCOUNTS
                                            -----------------------------------------------------------------------
                                              AST CLS       AST CLS     AST Horizon   AST Horizon     AST Niemann
                                            Growth Asset Moderate Asset Growth Asset Moderate Asset  Capital Growth
                                             Allocation    Allocation    Allocation    Allocation   Asset Allocation
                                             Portfolio     Portfolio     Portfolio     Portfolio       Portfolio
                                            ------------ -------------- ------------ -------------- ----------------
ASSETS
  Investment in the portfolios, at value... $11,717,053   $22,577,957   $ 8,203,191   $16,459,399      $5,599,020
                                            -----------   -----------   -----------   -----------      ----------
  Net Assets............................... $11,717,053   $22,577,957   $ 8,203,191   $16,459,399      $5,599,020
                                            ===========   ===========   ===========   ===========      ==========

NET ASSETS, representing:
  Accumulation units....................... $11,717,053   $22,577,957   $ 8,203,191   $16,459,399      $5,599,020
                                            -----------   -----------   -----------   -----------      ----------
                                            $11,717,053   $22,577,957   $ 8,203,191   $16,459,399      $5,599,020
                                            ===========   ===========   ===========   ===========      ==========

  Units outstanding........................   1,749,729     3,072,666     1,149,266     2,161,413         746,040
                                            ===========   ===========   ===========   ===========      ==========

  Portfolio shares held....................   1,574,873     3,101,368     1,160,282     2,132,046         768,041
  Portfolio net asset value per share...... $      7.44   $      7.28   $      7.07   $      7.72      $     7.29
  Investment in portfolio shares, at
   cost.................................... $12,119,535   $23,448,324   $ 8,353,736   $16,834,840      $5,621,292

STATEMENT OF OPERATIONS
For the period ended December 31, 2008
                                                                          SUBACCOUNTS
                                            -----------------------------------------------------------------------
                                              AST CLS       AST CLS     AST Horizon   AST Horizon     AST Niemann
                                            Growth Asset Moderate Asset Growth Asset Moderate Asset  Capital Growth
                                             Allocation    Allocation    Allocation    Allocation   Asset Allocation
                                             Portfolio     Portfolio     Portfolio     Portfolio       Portfolio
                                            ------------ -------------- ------------ -------------- ----------------
INVESTMENT INCOME
  Dividend income.......................... $     1,477   $     1,396   $       482   $       322      $      184
                                            -----------   -----------   -----------   -----------      ----------

EXPENSES
  Charges to contract owners for
   assuming mortality risk and expense
   risk and for administration.............      65,418       104,138        37,837        67,219          21,475
                                            -----------   -----------   -----------   -----------      ----------

NET INVESTMENT INCOME (LOSS)...............     (63,941)     (102,742)      (37,355)      (66,897)        (21,291)
                                            -----------   -----------   -----------   -----------      ----------

NET REALIZED AND UNREALIZED
   GAIN (LOSS) ON INVESTMENTS
  Capital gains distributions received.....       5,219         1,651           345           144             197
  Realized gain (loss) on shares
   redeemed................................  (2,656,608)   (2,996,232)   (1,221,743)   (1,513,826)       (726,060)
  Net change in unrealized gain (loss) on
   investments.............................    (402,482)     (870,367)     (150,545)     (375,441)        (22,272)
                                            -----------   -----------   -----------   -----------      ----------

NET GAIN (LOSS) ON
   INVESTMENTS.............................  (3,053,871)   (3,864,948)   (1,371,943)   (1,889,123)       (748,135)
                                            -----------   -----------   -----------   -----------      ----------

NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM
   OPERATIONS.............................. $(3,117,812)  $(3,967,690)  $(1,409,298)  $(1,956,020)     $ (769,426)
                                            ===========   ===========   ===========   ===========      ==========

  The accompanying notes are an integral part of these financial statements.

                                      A17

                                   SUBACCOUNTS (Continued)
---------------------------------------------------------------------------------------------

ProFund VP   ProFund VP                                      ProFund VP ProFund VP
 Consumer     Consumer     ProFund VP ProFund VP ProFund VP   Mid-Cap    Mid-Cap   ProFund VP
 Services  Goods Portfolio Financials Healthcare Industrials   Growth     Value    Real Estate
---------- --------------- ---------- ---------- ----------- ---------- ---------- -----------
  $9,794      $ 54,918      $192,057   $171,880    $52,625    $ 48,147   $ 32,391    $62,835
  ------      --------      --------   --------    -------    --------   --------    -------
  $9,794      $ 54,918      $192,057   $171,880    $52,625    $ 48,147   $ 32,391    $62,835
  ======      ========      ========   ========    =======    ========   ========    =======

  $9,794      $ 54,918      $192,057   $171,880    $52,625    $ 48,147   $ 32,391    $62,835
  ------      --------      --------   --------    -------    --------   --------    -------
  $9,794      $ 54,918      $192,057   $171,880    $52,625    $ 48,147   $ 32,391    $62,835
  ======      ========      ========   ========    =======    ========   ========    =======

   1,394         7,151        36,431     20,602      8,624       7,754      5,006     11,375
  ======      ========      ========   ========    =======    ========   ========    =======

     486         2,232        12,140      7,246      2,176       2,500      1,937      2,189
  $20.16      $  24.61      $  15.82   $  23.72    $ 24.19    $  19.26   $  16.72    $ 28.71

  $9,374      $ 53,255      $207,027   $163,512    $50,821    $ 45,595   $ 30,923    $55,857

                                   SUBACCOUNTS (Continued)
---------------------------------------------------------------------------------------------

ProFund VP   ProFund VP                                      ProFund VP ProFund VP
 Consumer     Consumer     ProFund VP ProFund VP ProFund VP   Mid-Cap    Mid-Cap   ProFund VP
 Services  Goods Portfolio Financials Healthcare Industrials   Growth     Value    Real Estate
---------- --------------- ---------- ---------- ----------- ---------- ---------- -----------
  $    0      $  1,045      $  1,737   $    237    $     0    $      0   $      0    $     0
  ------      --------      --------   --------    -------    --------   --------    -------


      15           316           785        517         77         484        270         94
  ------      --------      --------   --------    -------    --------   --------    -------

     (15)          729           952       (280)       (77)       (484)      (270)       (94)
  ------      --------      --------   --------    -------    --------   --------    -------

       0         3,531             0          0          0      17,254     14,430         41

    (863)      (17,103)      (32,273)   (19,033)    (1,868)    (66,419)   (35,089)    (2,938)

     420         1,663       (14,970)     8,368      1,804       2,552      1,468      6,978
  ------      --------      --------   --------    -------    --------   --------    -------

    (443)      (11,909)      (47,243)   (10,665)       (64)    (46,613)   (19,191)     4,081
  ------      --------      --------   --------    -------    --------   --------    -------

  $ (458)     $(11,180)     $(46,291)  $(10,945)   $  (141)   $(47,097)  $(19,461)   $ 3,987
  ======      ========      ========   ========    =======    ========   ========    =======

  The accompanying notes are an integral part of these financial statements.

                                      A18

                            FINANCIAL STATEMENTS OF
             PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENT OF NET ASSETS
December 31, 2008

                                                                           SUBACCOUNTS
                                            ------------------------------------------------------------------------
                                            ProFund VP ProFund VP                               ProFund VP ProFund VP
                                            Small-Cap  Small-Cap      ProFund VP     ProFund VP Large-Cap  Large-Cap
                                              Growth     Value    Telecommunications Utilities    Growth     Value
                                            ---------- ---------- ------------------ ---------- ---------- ----------
ASSETS
  Investment in the portfolios, at value...  $ 41,653   $14,989        $40,362        $38,728    $ 7,923    $14,753
                                             --------   -------        -------        -------    -------    -------
  Net Assets...............................  $ 41,653   $14,989        $40,362        $38,728    $ 7,923    $14,753
                                             ========   =======        =======        =======    =======    =======

NET ASSETS, representing:
  Accumulation units.......................  $ 41,653   $14,989        $40,362        $38,728    $ 7,923    $14,753
                                             --------   -------        -------        -------    -------    -------
                                             $ 41,653   $14,989        $40,362        $38,728    $ 7,923    $14,753
                                             ========   =======        =======        =======    =======    =======

  Units outstanding........................     6,114     2,084          5,553          5,365      1,179      2,353
                                             ========   =======        =======        =======    =======    =======

  Portfolio shares held....................     2,248       805          5,971          1,502        346        797
  Portfolio net asset value per share......  $  18.53   $ 18.63        $  6.76        $ 25.78    $ 22.87    $ 18.52
  Investment in portfolio shares, at
   cost....................................  $ 39,875   $15,376        $36,653        $37,278    $ 9,837    $21,696

STATEMENT OF OPERATIONS
For the period ended December 31, 2008
                                                                           SUBACCOUNTS
                                            ------------------------------------------------------------------------
                                            ProFund VP ProFund VP                               ProFund VP ProFund VP
                                            Small-Cap  Small-Cap      ProFund VP     ProFund VP Large-Cap  Large-Cap
                                              Growth     Value    Telecommunications Utilities    Growth     Value
                                            ---------- ---------- ------------------ ---------- ---------- ----------
INVESTMENT INCOME
  Dividend income..........................  $      0   $     0        $     0        $    89    $     0    $   250
                                             --------   -------        -------        -------    -------    -------

EXPENSES
  Charges to contract owners for
   assuming mortality risk and expense
   risk and for administration.............       310       121             99            102         47        121
                                             --------   -------        -------        -------    -------    -------

NET INVESTMENT INCOME (LOSS)...............      (310)     (121)           (99)           (13)       (47)       129
                                             --------   -------        -------        -------    -------    -------

NET REALIZED AND UNREALIZED
   GAIN (LOSS) ON INVESTMENTS
  Capital gains distributions received.....       901     2,524              0             88         93      1,874
  Realized gain (loss) on shares
   redeemed................................   (21,424)   (9,302)        (1,050)          (632)        (9)       (41)
  Net change in unrealized gain (loss) on
   investments.............................     1,778      (387)         3,709          1,450     (1,914)    (6,943)
                                             --------   -------        -------        -------    -------    -------

NET GAIN (LOSS) ON
   INVESTMENTS.............................   (18,745)   (7,165)         2,659            906     (1,830)    (5,110)
                                             --------   -------        -------        -------    -------    -------

NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM
   OPERATIONS..............................  $(19,055)  $(7,286)       $ 2,560        $   893    $(1,877)   $(4,981)
                                             ========   =======        =======        =======    =======    =======

  The accompanying notes are an integral part of these financial statements.

                                      A19

                     [THIS PAGE INTENTIONALLY LEFT BLANK]



                                      A20

                            FINANCIAL STATEMENTS OF
             PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2008 and 2007

                                                                        SUBACCOUNTS
                                   -------------------------------------------------------------------------------------
                                      Prudential Money Market    Prudential Diversified Bond      Prudential Equity
                                             Portfolio                    Portfolio                   Portfolio
                                   ----------------------------  --------------------------  ---------------------------
                                     01/01/2008     01/01/2007    01/01/2008    01/01/2007     01/01/2008    01/01/2007
                                         to             to            to            to             to            to
                                     12/31/2008     12/31/2007    12/31/2008    12/31/2007     12/31/2008    12/31/2007
                                   -------------  -------------  ------------  ------------  -------------  ------------
OPERATIONS
  Net investment income
   (loss)......................... $   3,528,079  $   9,548,385  $ 10,248,636  $ 11,475,995  $     (18,192) $ (1,800,977)
  Capital gains distributions
   received.......................             0              0     2,616,509             0     31,784,559       258,203
  Realized gain (loss) on shares
   redeemed.......................             0              0    (3,853,132)     (837,392)    (8,429,522)    4,876,206
  Net change in unrealized gain
   (loss) on investments..........             0              0   (22,348,785)    2,507,890   (159,270,881)   27,433,819
                                   -------------  -------------  ------------  ------------  -------------  ------------

NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   OPERATIONS.....................     3,528,079      9,548,385   (13,336,772)   13,146,493   (135,934,036)   30,767,251
                                   -------------  -------------  ------------  ------------  -------------  ------------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net
   payments.......................     2,214,906     10,727,673       354,741     1,181,977        908,526     1,416,033
  Annuity Payments................      (917,627)      (727,172)     (966,523)     (807,793)      (447,492)     (463,322)
  Surrenders, withdrawals and
   death benefits.................   (95,614,566)   (88,346,525)  (43,689,269)  (49,139,378)   (38,251,727)  (55,433,839)
  Net transfers between other
   subaccounts or fixed rate
   option.........................   182,132,519    101,546,287   (11,070,256)    6,302,802    (11,395,376)  (10,498,653)
  Withdrawal and other
   charges........................      (337,190)      (224,617)     (116,116)     (114,413)      (303,216)     (328,819)
                                   -------------  -------------  ------------  ------------  -------------  ------------

NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   CONTRACT OWNER
   TRANSACTIONS...................    87,478,042     22,975,646   (55,487,423)  (42,576,805)   (49,489,285)  (65,308,600)
                                   -------------  -------------  ------------  ------------  -------------  ------------

TOTAL INCREASE
   (DECREASE) IN NET
   ASSETS.........................    91,006,121     32,524,031   (68,824,195)  (29,430,312)  (185,423,321)  (34,541,349)

NET ASSETS
  Beginning of period.............   291,002,500    258,478,469   305,166,545   334,596,857    382,485,917   417,027,266
                                   -------------  -------------  ------------  ------------  -------------  ------------
  End of period................... $ 382,008,621  $ 291,002,500  $236,342,350  $305,166,545  $ 197,062,596  $382,485,917
                                   =============  =============  ============  ============  =============  ============

  Beginning units.................   244,094,803    223,442,335   177,980,463   203,399,251    183,783,219   215,287,865
                                   -------------  -------------  ------------  ------------  -------------  ------------
  Units issued....................   268,312,472    216,356,089    10,813,226    12,902,592      7,198,322     5,493,098
  Units redeemed..................  (189,847,554)  (195,703,621)  (44,007,953)  (38,321,380)   (35,467,807)  (36,997,744)
                                   -------------  -------------  ------------  ------------  -------------  ------------
  Ending units....................   322,559,721    244,094,803   144,785,736   177,980,463    155,513,734   183,783,219
                                   =============  =============  ============  ============  =============  ============

  The accompanying notes are an integral part of these financial statements.

                                      A21


                                           SUBACCOUNTS (Continued)
--------------------------------------------------------------------------------------------------------------
Prudential Flexible Managed  Prudential Conservative         Prudential Value       Prudential High Yield Bond
        Portfolio               Balanced Portfolio              Portfolio                    Portfolio
--------------------------  -------------------------  ---------------------------  --------------------------
 01/01/2008    01/01/2007    01/01/2008    01/01/2007    01/01/2008    01/01/2007    01/01/2008    01/01/2007
     to            to            to            to            to            to            to            to
 12/31/2008    12/31/2007    12/31/2008    12/31/2007    12/31/2008    12/31/2007    12/31/2008    12/31/2007
-----------   -----------   ------------  -----------  -------------  ------------  ------------  ------------

$   322,232   $   226,852   $    645,006  $   553,480  $   1,193,271  $   (661,076) $  9,481,972  $  9,805,052

  1,640,284       966,258              0            0     63,567,195    47,470,473             0             0

   (628,445)      409,314       (395,249)     598,229    (12,900,836)   21,349,379   (12,950,213)   (6,697,827)

 (7,212,496)     (285,863)    (7,881,839)     677,697   (205,201,019)  (58,913,015)  (28,444,857)     (785,085)
-----------   -----------   ------------  -----------  -------------  ------------  ------------  ------------

 (5,878,425)    1,316,561     (7,632,082)   1,829,406   (153,341,389)    9,245,761   (31,913,098)    2,322,140
-----------   -----------   ------------  -----------  -------------  ------------  ------------  ------------

     61,226       161,905         92,454      181,096      1,203,361     4,261,703       243,408       771,928
   (146,364)        1,290       (186,260)      11,560       (564,183)     (449,994)     (537,144)     (504,627)

 (3,126,985)   (4,041,063)    (4,832,669)  (6,098,870)   (38,570,475)  (61,991,399)  (21,096,636)  (28,790,219)

   (788,614)      (43,244)    (1,004,017)     130,045    (20,932,314)  (15,861,422)  (10,811,549)      680,226

          0             0              0            0       (295,762)     (339,878)      (61,939)      (62,134)
-----------   -----------   ------------  -----------  -------------  ------------  ------------  ------------

 (4,000,737)   (3,921,112)    (5,930,492)  (5,776,169)   (59,159,373)  (74,380,990)  (32,263,860)  (27,904,526)
-----------   -----------   ------------  -----------  -------------  ------------  ------------  ------------

 (9,879,162)   (2,604,551)   (13,562,574)  (3,946,763)  (212,500,762)  (65,135,229)  (64,176,958)  (25,582,686)

 25,099,640    27,704,191     37,048,059   40,994,822    400,689,069   465,824,298   159,923,772   185,506,458
-----------   -----------   ------------  -----------  -------------  ------------  ------------  ------------
$15,220,478   $25,099,640   $ 23,485,485  $37,048,059  $ 188,188,307  $400,689,069  $ 95,746,814  $159,923,772
===========   ===========   ============  ===========  =============  ============  ============  ============

 13,097,287    15,162,765     20,216,229   23,409,828    158,069,268   186,032,754    95,300,290   111,866,241
-----------   -----------   ------------  -----------  -------------  ------------  ------------  ------------
    121,036       369,459        452,014      607,803     10,651,835    15,187,396     2,563,668     7,180,776
 (2,505,561)   (2,434,937)    (4,134,059)  (3,801,402)   (39,203,942)  (43,150,882)  (23,424,614)  (23,746,727)
-----------   -----------   ------------  -----------  -------------  ------------  ------------  ------------
 10,712,762    13,097,287     16,534,184   20,216,229    129,517,161   158,069,268    74,439,344    95,300,290
===========   ===========   ============  ===========  =============  ============  ============  ============

  The accompanying notes are an integral part of these financial statements.

                                      A22

                            FINANCIAL STATEMENTS OF
             PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2008 and 2007

                                                                       SUBACCOUNTS
                                   -----------------------------------------------------------------------------------
                                       Prudential Natural        Prudential Stock Index
                                      Resources Portfolio               Portfolio           Prudential Global Portfolio
                                   -------------------------  ----------------------------  --------------------------
                                    01/01/2008    01/01/2007    01/01/2008     01/01/2007    01/01/2008    01/01/2007
                                        to            to            to             to            to            to
                                    12/31/2008    12/31/2007    12/31/2008     12/31/2007    12/31/2008    12/31/2007
                                   ------------  -----------  -------------  -------------  ------------  ------------
OPERATIONS
  Net investment income
   (loss)......................... $   (110,686) $  (159,897) $   3,285,829  $     130,057  $    335,751  $   (610,158)
  Capital gains distributions
   received.......................    2,440,806    3,584,562              0              0     6,196,544             0
  Realized gain (loss) on shares
   redeemed.......................    1,084,217    1,993,557     (5,971,171)    15,820,502      (512,538)    5,221,065
  Net change in unrealized gain
   (loss) on investments..........  (14,008,118)   2,249,162   (187,957,029)     6,897,909   (60,466,928)    7,338,251
                                   ------------  -----------  -------------  -------------  ------------  ------------

NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   OPERATIONS.....................  (10,593,781)   7,667,384   (190,642,371)    22,848,468   (54,447,171)   11,949,158
                                   ------------  -----------  -------------  -------------  ------------  ------------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net
   payments.......................       29,763       37,278      1,474,445      3,493,519       279,727       716,401
  Annuity Payments................      (71,318)      (9,680)      (773,537)      (661,355)      (89,379)      (75,571)
  Surrenders, withdrawals and
   death benefits.................   (2,941,767)  (3,264,252)   (52,210,978)   (80,041,585)  (12,413,846)  (16,681,139)
  Net transfers between other
   subaccounts or fixed rate
   option.........................     (672,013)     138,204    (20,010,176)   (24,670,365)   (4,048,681)     (589,358)
  Withdrawal and other
   charges........................            0            0       (590,990)      (673,182)     (132,485)     (146,643)
                                   ------------  -----------  -------------  -------------  ------------  ------------

NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   CONTRACT OWNER
   TRANSACTIONS...................   (3,655,335)  (3,098,450)   (72,111,236)  (102,552,968)  (16,404,664)  (16,776,310)
                                   ------------  -----------  -------------  -------------  ------------  ------------

TOTAL INCREASE
   (DECREASE) IN NET
   ASSETS.........................  (14,249,116)   4,568,934   (262,753,607)   (79,704,500)  (70,851,835)   (4,827,152)

NET ASSETS
  Beginning of period.............   22,993,836   18,424,902    551,545,428    631,249,928   135,883,053   140,710,205
                                   ------------  -----------  -------------  -------------  ------------  ------------
  End of period................... $  8,744,720  $22,993,836  $ 288,791,821  $ 551,545,428  $ 65,031,218  $135,883,053
                                   ============  ===========  =============  =============  ============  ============

  Beginning units.................    2,521,301    2,954,361    299,308,791    353,178,451    67,856,474    76,283,837
                                   ------------  -----------  -------------  -------------  ------------  ------------
  Units issued....................      221,628      196,124     15,744,490     14,756,645     5,063,653     6,673,569
  Units redeemed..................     (673,976)    (629,184)   (62,486,929)   (68,626,305)  (15,198,270)  (15,100,932)
                                   ------------  -----------  -------------  -------------  ------------  ------------
  Ending units....................    2,068,953    2,521,301    252,566,352    299,308,791    57,721,857    67,856,474
                                   ============  ===========  =============  =============  ============  ============

  The accompanying notes are an integral part of these financial statements.

                                      A23

                                            SUBACCOUNTS (Continued)
------------------------------------------------------------------------------------------------------------------
                              Prudential Small Capitalization T. Rowe Price International T. Rowe Price Equity Income
Prudential Jennison Portfolio       Stock Portfolio                Stock Portfolio                 Portfolio
---------------------------   ------------------------------  -------------------------   --------------------------
  01/01/2008     01/01/2007    01/01/2008      01/01/2007      01/01/2008     01/01/2007   01/01/2008    01/01/2007
      to             to            to              to              to             to           to            to
  12/31/2008     12/31/2007    12/31/2008      12/31/2007      12/31/2008     12/31/2007   12/31/2008    12/31/2007
-------------   ------------   ------------    ------------   ------------   -----------  ------------  ------------

$  (3,415,305)  $ (5,951,927) $   (178,214)   $   (947,176)   $    152,698   $   (31,794) $    871,604  $    376,012

            0              0    11,523,983       6,898,491       1,127,922     4,650,707     3,108,896     7,769,554

  (10,301,753)      (512,787)      292,972       9,399,824         333,098     2,907,894      (276,582)    7,331,835

 (152,443,290)    56,194,783   (38,418,546)    (16,479,504)    (20,422,748)   (2,772,301)  (45,740,983)  (12,173,679)
-------------   ------------   ------------    ------------   ------------   -----------  ------------  ------------

 (166,160,348)    49,730,069   (26,779,805)     (1,128,365)    (18,809,030)    4,754,506   (42,037,065)    3,303,722
-------------   ------------   ------------    ------------   ------------   -----------  ------------  ------------

    1,172,638      2,275,580       165,121         334,155          43,042       111,724        94,069       284,480
     (682,638)      (415,017)      (84,347)        (94,347)        (99,300)      (27,906)     (263,545)     (326,903)

  (46,767,898)   (71,998,268)  (10,751,270)    (21,428,107)     (4,325,768)   (8,042,336)  (13,246,322)  (24,913,370)

  (20,297,081)   (25,030,815)   (5,281,382)     (1,550,334)       (454,975)      316,762    (4,798,797)   (1,572,264)

     (400,137)      (436,599)      (26,431)        (29,668)        (11,247)      (12,117)      (39,546)      (43,287)
-------------   ------------   ------------    ------------   ------------   -----------  ------------  ------------

  (66,975,116)   (95,605,119)  (15,978,309)    (22,768,301)     (4,848,248)   (7,653,873)  (18,254,141)  (26,571,344)
-------------   ------------   ------------    ------------   ------------   -----------  ------------  ------------

 (233,135,464)   (45,875,050)  (42,758,114)    (23,896,666)    (23,657,278)   (2,899,367)  (60,291,206)  (23,267,622)

  479,397,630    525,272,680    94,435,497     118,332,163      41,884,561    44,783,928   125,668,437   148,936,059
-------------   ------------   ------------    ------------   ------------   -----------  ------------  ------------
$ 246,262,166   $479,397,630  $ 51,677,383    $ 94,435,497    $ 18,227,283   $41,884,561  $ 65,377,231  $125,668,437
=============   ============   ============    ============   ============   ===========  ============  ============

  269,107,914    323,559,966    35,286,455      43,382,910      24,451,997    29,145,102    52,567,150    63,395,065
-------------   ------------   ------------    ------------   ------------   -----------  ------------  ------------
    9,947,628     11,031,220     1,685,568       3,148,402       2,734,766     2,947,788     1,798,150     3,114,914
  (55,579,951)   (65,483,272)   (8,602,958)    (11,244,857)     (6,139,271)   (7,640,893)  (10,934,725)  (13,942,829)
-------------   ------------   ------------    ------------   ------------   -----------  ------------  ------------
  223,475,591    269,107,914    28,369,065      35,286,455      21,047,492    24,451,997    43,430,575    52,567,150
=============   ============   ============    ============   ============   ===========  ============  ============

  The accompanying notes are an integral part of these financial statements.

                                      A24

                            FINANCIAL STATEMENTS OF
             PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2008 and 2007

                                                                       SUBACCOUNTS
                                   ----------------------------------------------------------------------------------
                                    Premier VIT OpCap Managed  Premier VIT NACM Small Cap
                                            Portfolio                   Portfolio           AIM V.I. Core Equity Fund
                                   --------------------------  --------------------------  --------------------------
                                    01/01/2008    01/01/2007    01/01/2008    01/01/2007    01/01/2008    01/01/2007
                                        to            to            to            to            to            to
                                    12/31/2008    12/31/2007    12/31/2008    12/31/2007    12/31/2008    12/31/2007
                                   ------------  ------------  ------------  ------------  ------------  ------------
OPERATIONS
  Net investment income
   (loss)......................... $  1,809,220  $  1,127,948  $   (670,349) $ (1,034,578) $    861,491  $   (649,354)
  Capital gains distributions
   received.......................    9,078,246    10,695,046    11,166,193    16,127,016             0             0
  Realized gain (loss) on shares
   redeemed.......................   (6,420,432)       13,019    (2,479,931)    3,952,665     1,467,220     5,769,201
  Net change in unrealized gain
   (loss) on investments..........  (40,414,836)   (9,165,369)  (32,156,183)  (19,199,575)  (48,699,488)    6,982,080
                                   ------------  ------------  ------------  ------------  ------------  ------------

NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   OPERATIONS.....................  (35,947,802)    2,670,644   (24,140,270)     (154,472)  (46,370,777)   12,101,927
                                   ------------  ------------  ------------  ------------  ------------  ------------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net
   payments.......................      174,875       396,915        46,001       133,071       245,491       664,585
  Annuity Payments................     (312,470)     (231,370)      (46,163)     (110,920)     (339,295)     (321,299)
  Surrenders, withdrawals and
   death benefits.................  (16,008,361)  (23,230,230)   (7,053,887)  (14,230,636)  (17,778,245)  (28,436,026)
  Net transfers between other
   subaccounts or fixed rate
   option.........................   (4,028,432)   (2,624,635)   (2,489,094)   (2,027,626)   (7,313,137)   (5,426,944)
  Withdrawal and other
   charges........................      (58,667)      (63,681)      (20,166)      (22,557)      (70,444)      (75,247)
                                   ------------  ------------  ------------  ------------  ------------  ------------

NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   CONTRACT OWNER
   TRANSACTIONS...................  (20,233,055)  (25,753,001)   (9,563,309)  (16,258,668)  (25,255,630)  (33,594,931)
                                   ------------  ------------  ------------  ------------  ------------  ------------

TOTAL INCREASE
   (DECREASE) IN NET
   ASSETS.........................  (56,180,857)  (23,082,357)  (33,703,579)  (16,413,140)  (71,626,407)  (21,493,004)

NET ASSETS
  Beginning of period.............  132,248,504   155,330,861    64,058,473    80,471,613   166,656,329   188,149,333
                                   ------------  ------------  ------------  ------------  ------------  ------------
  End of period................... $ 76,067,647  $132,248,504  $ 30,354,894  $ 64,058,473  $ 95,029,922  $166,656,329
                                   ============  ============  ============  ============  ============  ============

  Beginning units.................   76,642,743    91,386,293    25,324,620    31,548,569    87,692,122   105,518,881
  Units issued....................    2,439,439     1,678,089       940,115     1,340,932     1,679,556     2,635,303
  Units redeemed..................  (16,287,078)  (16,421,639)   (5,415,619)   (7,564,881)  (16,696,327)  (20,462,062)
                                   ------------  ------------  ------------  ------------  ------------  ------------
  Ending units....................   62,795,104    76,642,743    20,849,116    25,324,620    72,675,351    87,692,122
                                   ============  ============  ============  ============  ============  ============

  The accompanying notes are an integral part of these financial statements.

                                      A25

                                            SUBACCOUNTS (Continued)
-----------------------------------------------------------------------------------------------------------------------
Janus Aspen Large Cap Growth     Janus Aspen International Growth   MFS VIT Research Bond      MFS VIT Growth Series -
Portfolio - Institutional Shares Portfolio - Institutional Shares   Series - Initial Class          Initial Class
-------------------------------  -------------------------------  -------------------------  --------------------------
 01/01/2008       01/01/2007       01/01/2008      01/01/2007      01/01/2008    01/01/2007   01/01/2008    01/01/2007
     to               to               to              to              to            to           to            to
 12/31/2008       12/31/2007       12/31/2008      12/31/2007      12/31/2008    12/31/2007   12/31/2008    12/31/2007
 ------------     ------------    -------------    ------------   ------------  -----------  ------------  ------------

$   (554,209)    $   (787,902)   $    (373,390)   $ (1,954,215)   $   (217,581) $  (240,293) $   (866,455) $ (1,351,105)

           0                0       28,905,193               0               0            0             0             0

  (3,211,154)      (1,082,446)      16,535,163      28,189,280         (18,307)     976,993    (1,293,019)     (275,360)

 (36,429,883)      16,195,731     (164,497,728)     31,861,438     (10,814,995)   3,178,588   (30,794,674)   18,817,545
 ------------     ------------    -------------    ------------   ------------  -----------  ------------  ------------

 (40,195,246)      14,325,383     (119,430,762)     58,096,503     (11,050,883)   3,915,288   (32,954,148)   17,191,080
 ------------     ------------    -------------    ------------   ------------  -----------  ------------  ------------


     137,816          267,885          354,667         485,461          24,121      119,586       168,752       312,377
    (198,418)        (217,057)        (350,064)       (320,935)        (18,220)     (55,578)     (190,511)      (92,600)

 (11,172,077)     (16,869,602)     (26,680,384)    (40,212,001)     (3,482,213)  (6,545,820)   (9,753,480)  (16,179,927)

  (3,044,817)      (2,565,391)      (8,975,445)     (5,513,825)     (1,160,324)    (765,363)   (3,459,312)   (3,201,113)

     (47,275)         (52,404)         (72,952)        (78,089)        (12,077)     (12,818)      (41,683)      (43,776)
 ------------     ------------    -------------    ------------   ------------  -----------  ------------  ------------

 (14,324,771)     (19,436,569)     (35,724,178)    (45,639,389)     (4,648,713)  (7,259,993)  (13,276,234)  (19,205,039)
 ------------     ------------    -------------    ------------   ------------  -----------  ------------  ------------

 (54,520,017)      (5,111,186)    (155,154,940)     12,457,114     (15,699,596)  (3,344,705)  (46,230,382)   (2,013,959)

 109,043,479      114,154,665      254,812,212     242,355,098      33,009,480   36,354,185    95,335,917    97,349,876
 ------------     ------------    -------------    ------------   ------------  -----------  ------------  ------------
$ 54,523,462     $109,043,479    $  99,657,272    $254,812,212    $ 17,309,884  $33,009,480  $ 49,105,535  $ 95,335,917
 ============     ============    =============    ============   ============  ===========  ============  ============

  61,484,350       73,095,965       58,642,797      70,570,773      18,594,406   22,866,748    54,292,172    66,215,124
   1,987,016        3,051,137        3,329,342       6,371,601         505,310    1,468,962     2,204,993     2,531,305
 (11,659,590)     (14,662,752)     (13,449,056)    (18,299,577)     (3,635,612)  (5,741,304)  (11,180,992)  (14,454,257)
 ------------     ------------    -------------    ------------   ------------  -----------  ------------  ------------
  51,811,776       61,484,350       48,523,083      58,642,797      15,464,104   18,594,406    45,316,173    54,292,172
 ============     ============    =============    ============   ============  ===========  ============  ============

  The accompanying notes are an integral part of these financial statements.

                                      A26

                            FINANCIAL STATEMENTS OF
             PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2008 and 2007

                                                                     SUBACCOUNTS
                                   ---------------------------------------------------------------------------------
                                   Credit Suisse Trust Global  American Century VP Value  Franklin Templeton Small-Mid
                                      Small Cap Portfolio                Fund             Cap Growth Securities Fund
                                   ------------------------   --------------------------  ---------------------------
                                    01/01/2008    01/01/2007   01/01/2008    01/01/2007    01/01/2008     01/01/2007
                                        to            to           to            to            to             to
                                    12/31/2008    12/31/2007   12/31/2008    12/31/2007    12/31/2008     12/31/2007
                                   -----------   -----------  ------------  ------------  ------------   -----------
OPERATIONS
  Net investment income
   (loss)......................... $    47,958   $  (295,520) $    406,575  $    137,576  $   (435,424)  $  (639,854)
  Capital gains distributions
   received.......................           0             0     4,749,564     4,646,224     3,908,377     3,336,067
  Realized gain (loss) on shares
   redeemed.......................    (403,644)      474,585    (1,360,665)    1,762,230    (1,465,360)      381,676
  Net change in unrealized gain
   (loss) on investments..........  (7,410,749)   (1,060,958)  (14,806,759)   (9,471,962)  (18,328,557)    1,310,503
                                   -----------   -----------  ------------  ------------  ------------   -----------

NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   OPERATIONS.....................  (7,766,435)     (881,893)  (11,011,285)   (2,925,932)  (16,320,964)    4,388,392
                                   -----------   -----------  ------------  ------------  ------------   -----------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net
   payments.......................      16,164        86,564        27,806       145,436        77,166       101,536
  Annuity Payments................     (19,057)      (24,812)      (64,281)      (78,688)      (75,532)      (42,956)
  Surrenders, withdrawals and
   death benefits.................  (2,020,628)   (3,504,264)   (5,264,884)   (9,858,247)   (4,300,185)   (7,534,257)
  Net transfers between other
   subaccounts or fixed rate
   option.........................     (66,330)     (210,360)   (2,834,214)     (217,327)   (1,043,964)   (1,201,632)
  Withdrawal and other
   charges........................      (6,640)       (8,113)      (14,158)      (16,583)      (15,955)      (18,320)
                                   -----------   -----------  ------------  ------------  ------------   -----------

NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   CONTRACT OWNER
   TRANSACTIONS...................  (2,096,491)   (3,660,985)   (8,149,731)  (10,025,409)   (5,358,470)   (8,695,629)
                                   -----------   -----------  ------------  ------------  ------------   -----------

TOTAL INCREASE
   (DECREASE) IN NET
   ASSETS.........................  (9,862,926)   (4,542,878)  (19,161,016)  (12,951,341)  (21,679,434)   (4,307,237)

NET ASSETS
  Beginning of period.............  18,049,710    22,592,588    44,987,103    57,938,444    41,618,057    45,925,294
                                   -----------   -----------  ------------  ------------  ------------   -----------
  End of period................... $ 8,186,784   $18,049,710  $ 25,826,087  $ 44,987,103  $ 19,938,623   $41,618,057
                                   ===========   ===========  ============  ============  ============   ===========

  Beginning units.................  13,308,089    15,775,801    21,699,456    26,126,227    22,772,786    27,563,919
                                   -----------   -----------  ------------  ------------  ------------   -----------
  Units issued....................   1,108,053     1,392,409       943,807     2,186,899     1,293,583     1,712,879
  Units redeemed..................  (2,917,742)   (3,860,121)   (5,403,545)   (6,613,670)   (4,834,643)   (6,504,012)
                                   -----------   -----------  ------------  ------------  ------------   -----------
  Ending units....................  11,498,400    13,308,089    17,239,718    21,699,456    19,231,726    22,772,786
                                   ===========   ===========  ============  ============  ============   ===========

  The accompanying notes are an integral part of these financial statements.

                                      A27

                                           SUBACCOUNTS (Continued)
----------------------------------------------------------------------------------------------------------------
 Prudential Jennison 20/20    Prudential Diversified                                  AllianceBernstein Large Cap
      Focus Portfolio       Conservative Growth Portfolio    Davis Value Portfolio        Growth Portfolio
--------------------------  ----------------------------  --------------------------  --------------------------
 01/01/2008    01/01/2007    01/01/2008     01/01/2007     01/01/2008    01/01/2007    01/01/2008    01/01/2007
     to            to            to             to             to            to            to            to
 12/31/2008    12/31/2007    12/31/2008     12/31/2007     12/31/2008    12/31/2007    12/31/2008    12/31/2007
------------  ------------  ------------   ------------   ------------  ------------  -----------   -----------

$   (523,140) $   (701,975) $  2,588,698   $  2,397,027   $   (222,283) $   (236,664) $   (89,355)  $  (126,855)

   3,837,425     7,217,340     7,545,979      4,660,818        798,974     2,554,998            0             0

     806,947     5,191,052      (756,655)     3,677,205      1,282,630     3,945,085      (52,337)      336,322

 (33,003,666)   (4,331,529)  (34,732,184)    (5,165,473)   (24,753,355)   (3,967,269)  (3,017,145)      823,409
------------  ------------  ------------   ------------   ------------  ------------  -----------   -----------

 (28,882,434)    7,374,888   (25,354,162)     5,569,577    (22,894,034)    2,296,150   (3,158,837)    1,032,876
------------  ------------  ------------   ------------   ------------  ------------  -----------   -----------

     219,448       443,544       239,513        777,610        125,830       151,616       26,163        49,782
    (121,046)      (49,420)     (350,908)      (127,793)       (60,615)     (103,294)     (20,314)      (12,117)

  (8,978,193)  (15,229,173)  (15,779,229)   (19,923,745)    (7,563,029)  (12,202,260)    (994,813)   (2,104,325)

    (472,183)      965,691      (684,583)     3,234,950     (3,089,377)    1,052,933     (103,403)     (163,411)

     (25,953)      (26,980)      (42,154)       (44,753)       (16,200)      (17,098)      (2,563)       (2,930)
------------  ------------  ------------   ------------   ------------  ------------  -----------   -----------

  (9,377,927)  (13,896,338)  (16,617,361)   (16,083,731)   (10,603,391)  (11,118,103)  (1,094,930)   (2,233,001)
------------  ------------  ------------   ------------   ------------  ------------  -----------   -----------

 (38,260,361)   (6,521,450)  (41,971,523)   (10,514,154)   (33,497,425)   (8,821,953)  (4,253,767)   (1,200,125)

  78,699,984    85,221,434   121,479,287    131,993,441     63,255,251    72,077,204    8,527,197     9,727,322
------------  ------------  ------------   ------------   ------------  ------------  -----------   -----------
$ 40,439,623  $ 78,699,984  $ 79,507,764   $121,479,287   $ 29,757,826  $ 63,255,251  $ 4,273,430   $ 8,527,197
============  ============  ============   ============   ============  ============  ===========   ===========

  44,588,199    52,650,757    81,707,989     92,716,714     48,816,764    57,391,108   11,891,126    15,195,034
------------  ------------  ------------   ------------   ------------  ------------  -----------   -----------
   5,484,030     5,492,280     4,975,217      6,056,511      4,120,535     6,355,087    1,294,230     1,512,597
 (11,889,070)  (13,554,838)  (17,554,056)   (17,065,236)   (13,905,688)  (14,929,431)  (3,140,297)   (4,816,505)
------------  ------------  ------------   ------------   ------------  ------------  -----------   -----------
  38,183,159    44,588,199    69,129,150     81,707,989     39,031,611    48,816,764   10,045,059    11,891,126
============  ============  ============   ============   ============  ============  ===========   ===========

  The accompanying notes are an integral part of these financial statements.

                                      A28

                            FINANCIAL STATEMENTS OF
             PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2008 and 2007

                                                                       SUBACCOUNTS
                                   --------------------------------------------------------------------------------------

                                   Prudential SP T.Rowe Price    Prudential SP Davis Value   Prudential SP Small Cap Value
                                   Large - Cap Growth Portfolio          Portfolio                    Portfolio
                                   ---------------------------  ---------------------------  ----------------------------
                                    01/01/2008     01/01/2007     01/01/2008    01/01/2007    01/01/2008     01/01/2007
                                        to             to             to            to            to             to
                                   05/01/2008**    12/31/2007     12/31/2008    12/31/2007    12/31/2008     12/31/2007
                                   ------------   -----------   -------------  ------------  ------------   ------------
OPERATIONS
  Net investment income
   (loss)......................... $   (279,079)  $  (853,627)  $    (278,428) $ (2,140,822) $   (719,939)  $ (1,884,546)
  Capital gains distributions
   received.......................            0             0      11,108,373     7,932,303    15,483,922     11,637,277
  Realized gain (loss) on shares
   redeemed.......................    6,327,720     1,421,093        (334,933)    9,727,778    (7,264,643)     4,577,654
  Net change in unrealized gain
   (loss) on investments..........   (8,848,963)    3,269,914     (95,976,933)   (8,196,204)  (58,840,779)   (23,410,698)
                                   ------------   -----------   -------------  ------------  ------------   ------------

NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   OPERATIONS.....................   (2,800,322)    3,837,380     (85,481,921)    7,323,055   (51,341,439)    (9,080,313)
                                   ------------   -----------   -------------  ------------  ------------   ------------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net
   payments.......................       41,369       363,892         671,564     1,976,168       681,899      1,373,512
  Annuity Payments................       (8,283)       (8,546)        (37,283)      (46,340)     (165,591)       (45,269)
  Surrenders, withdrawals and
   death benefits.................   (2,079,534)   (5,297,853)    (17,991,089)  (23,230,304)  (14,735,465)   (22,939,324)
  Net transfers between other
   subaccounts or fixed rate
   option.........................  (53,131,836)     (989,630)     (9,144,789)   (7,750,093)  (11,946,246)    (9,069,516)
  Withdrawal and other
   charges........................      (42,519)     (127,819)       (406,744)     (462,497)     (366,077)      (430,939)
                                   ------------   -----------   -------------  ------------  ------------   ------------

NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   CONTRACT OWNER
   TRANSACTIONS...................  (55,220,803)   (6,059,956)    (26,908,341)  (29,513,066)  (26,531,480)   (31,111,536)
                                   ------------   -----------   -------------  ------------  ------------   ------------

TOTAL INCREASE
   (DECREASE) IN NET
   ASSETS.........................  (58,021,125)   (2,222,576)   (112,390,262)  (22,190,011)  (77,872,919)   (40,191,849)

NET ASSETS
  Beginning of period.............   58,021,125    60,243,701     228,362,951   250,552,962   181,131,595    221,323,444
                                   ------------   -----------   -------------  ------------  ------------   ------------
  End of period................... $          0   $58,021,125   $ 115,972,689  $228,362,951  $103,258,676   $181,131,595
                                   ============   ===========   =============  ============  ============   ============

  Beginning units.................   48,894,915    54,219,489     148,468,885   168,112,891   113,884,318    132,315,502
                                   ------------   -----------   -------------  ------------  ------------   ------------
  Units issued....................    1,299,117     3,560,973       9,436,445     8,423,886     8,285,399      7,252,789
  Units redeemed..................  (50,194,032)   (8,885,547)    (31,003,237)  (28,067,892)  (27,380,085)   (25,683,973)
                                   ------------   -----------   -------------  ------------  ------------   ------------
  Ending units....................            0    48,894,915     126,902,093   148,468,885    94,789,632    113,884,318
                                   ============   ===========   =============  ============  ============   ============

** Date subaccount was no longer available for investment

  The accompanying notes are an integral part of these financial statements.

                                      A29

                                           SUBACCOUNTS (Continued)
----------------------------------------------------------------------------------------------------------------
                                                                                           Janus Aspen Large
 Prudential SP Small Cap    Prudential SP PIMCO Total   Prudential SP PIMCO High Yield         Cap Growth
     Growth Portfolio            Return Portfolio                Portfolio             Portfolio - Service Shares
-------------------------  ---------------------------  -----------------------------  -------------------------
 01/01/2008    01/01/2007    01/01/2008    01/01/2007    01/01/2008      01/01/2007     01/01/2008    01/01/2007
     to            to            to            to            to              to             to            to
05/01/2008**   12/31/2007    12/31/2008    12/31/2007    12/31/2008      12/31/2007     12/31/2008    12/31/2007
------------  -----------  -------------  ------------   ------------   ------------   ------------  -----------

$   (184,345) $  (678,016) $  14,581,339  $ 11,537,861  $  9,199,446    $  9,665,439   $   (199,376) $  (253,778)

           0    1,449,645              0             0       151,308       2,583,607              0            0

   4,147,642    1,643,040     (1,373,771)      328,089    (6,109,135)        112,853         89,464      860,823

  (5,734,953)    (398,660)   (23,236,258)   19,218,370   (43,336,774)     (8,527,837)    (9,205,278)   2,292,064
------------  -----------  -------------  ------------   ------------   ------------   ------------  -----------

  (1,771,656)   2,016,009    (10,028,690)   31,084,320   (40,095,155)      3,834,062     (9,315,190)   2,899,109
------------  -----------  -------------  ------------   ------------   ------------   ------------  -----------

     108,028      411,447      1,520,914     3,008,365       455,858       1,546,975        199,160      218,733
           0       (7,421)      (643,087)      (87,573)     (306,065)        (37,998)       (10,564)           0

  (1,418,029)  (4,190,421)   (48,837,959)  (50,790,162)  (15,515,248)    (17,726,114)    (1,641,851)  (1,756,428)

 (35,224,578)  (1,127,994)    (1,043,571)   12,781,976   (13,070,228)     (2,655,156)      (811,294)     190,567

     (33,687)     (93,886)      (724,159)     (654,673)     (352,477)       (375,592)       (49,401)     (50,718)
------------  -----------  -------------  ------------   ------------   ------------   ------------  -----------

 (36,568,266)  (5,008,275)   (49,727,862)  (35,742,067)  (28,788,160)    (19,247,885)    (2,313,950)  (1,397,846)
------------  -----------  -------------  ------------   ------------   ------------   ------------  -----------

 (38,339,922)  (2,992,266)   (59,756,552)   (4,657,747)  (68,883,315)    (15,413,823)   (11,629,140)   1,501,263

  38,339,922   41,332,188    425,871,092   430,528,839   170,618,204     186,032,027     24,218,614   22,717,351
------------  -----------  -------------  ------------   ------------   ------------   ------------  -----------
$          0  $38,339,922  $ 366,114,540  $425,871,092  $101,734,889    $170,618,204   $ 12,589,474  $24,218,614
============  ===========  =============  ============   ============   ============   ============  ===========

  33,028,538   37,498,281    332,988,738   361,784,987   117,649,440     130,998,155     20,946,118   22,671,183
------------  -----------  -------------  ------------   ------------   ------------   ------------  -----------
     965,178    3,545,936     70,042,750    43,838,500     5,307,502      10,509,825      1,470,403    2,136,014
 (33,993,716)  (8,015,679)  (111,788,615)  (72,634,749)  (27,240,213)    (23,858,540)    (4,301,026)  (3,861,079)
------------  -----------  -------------  ------------   ------------   ------------   ------------  -----------
           0   33,028,538    291,242,873   332,988,738    95,716,729     117,649,440     18,115,495   20,946,118
============  ===========  =============  ============   ============   ============   ============  ===========

  The accompanying notes are an integral part of these financial statements.

                                      A30

                            FINANCIAL STATEMENTS OF
             PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2008 and 2007

                                                                      SUBACCOUNTS
                                   ----------------------------------------------------------------------------------
                                                                                             Prudential SP Strategic
                                   Prudential SP Large Cap Value   Prudential SP AIM Core    Partners Focused Growth
                                            Portfolio                 Equity Portfolio              Portfolio
                                   ----------------------------  -------------------------  -------------------------
                                    01/01/2008     01/01/2007     01/01/2008    01/01/2007   01/01/2008    01/01/2007
                                        to             to             to            to           to            to
                                   05/01/2008**    12/31/2007    05/01/2008**   12/31/2007   12/31/2008    12/31/2007
                                   ------------   ------------   ------------  -----------  ------------  -----------
OPERATIONS
  Net investment income
   (loss)......................... $   (390,204)  $    (62,016)  $   (140,123) $  (167,398) $   (374,964) $  (473,973)
  Capital gains distributions
   received.......................            0      5,486,832              0      272,889     1,776,051    1,143,821
  Realized gain (loss) on shares
   redeemed.......................    7,897,675      5,002,904      5,286,444    1,245,905      (240,321)   1,026,654
  Net change in unrealized gain
   (loss) on investments..........  (10,838,051)   (13,929,183)    (5,604,938)     381,256   (12,021,009)   2,022,933
                                   ------------   ------------   ------------  -----------  ------------  -----------

NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   OPERATIONS.....................   (3,330,580)    (3,501,463)      (458,617)   1,732,652   (10,860,243)   3,719,435
                                   ------------   ------------   ------------  -----------  ------------  -----------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net
   payments.......................       51,276        498,612         50,660      569,439       168,969      208,214
  Annuity Payments................            0        (21,630)             0            0        (4,756)     (12,073)
  Surrenders, withdrawals and
   death benefits.................   (2,497,295)   (10,334,103)    (1,046,223)  (2,478,559)   (2,209,524)  (3,403,580)
  Net transfers between other
   subaccounts or fixed rate
   option.........................  (75,884,907)    (5,806,637)   (26,230,079)  (1,590,330)   (1,290,133)  (1,566,146)
  Withdrawal and other
   charges........................      (48,172)      (165,563)       (17,442)     (52,244)      (56,224)     (59,815)
                                   ------------   ------------   ------------  -----------  ------------  -----------

NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   CONTRACT OWNER
   TRANSACTIONS...................  (78,379,098)   (15,829,321)   (27,243,084)  (3,551,694)   (3,391,668)  (4,833,400)
                                   ------------   ------------   ------------  -----------  ------------  -----------

TOTAL INCREASE
   (DECREASE) IN NET
   ASSETS.........................  (81,709,678)   (19,330,784)   (27,701,701)  (1,819,042)  (14,251,911)  (1,113,965)

NET ASSETS
  Beginning of period.............   81,709,678    101,040,462     27,701,701   29,520,743    29,675,223   30,789,188
                                   ------------   ------------   ------------  -----------  ------------  -----------
  End of period................... $          0   $ 81,709,678   $          0  $27,701,701  $ 15,423,312  $29,675,223
                                   ============   ============   ============  ===========  ============  ===========

  Beginning units.................   56,357,529     67,052,844     22,730,048   25,836,972    24,364,702   28,856,523
                                   ------------   ------------   ------------  -----------  ------------  -----------
  Units issued....................    1,615,984      2,750,444        365,817    1,882,040     2,347,310    2,201,845
  Units redeemed..................  (57,973,513)   (13,445,759)   (23,095,865)  (4,988,964)   (5,924,618)  (6,693,666)
                                   ------------   ------------   ------------  -----------  ------------  -----------
  Ending units....................            0     56,357,529              0   22,730,048    20,787,394   24,364,702
                                   ============   ============   ============  ===========  ============  ===========

** Date subaccount was no longer available for investment

  The accompanying notes are an integral part of these financial statements.

                                      A31

                                              SUBACCOUNTS (Continued)
-------------------------------------------------------------------------------------------------------------------

Prudential SP Mid Cap Growth SP Prudential U.S. Emerging  Prudential SP Conservative   Prudential SP Balanced Asset
         Portfolio                Growth Portfolio        Asset Allocation Portfolio       Allocation Portfolio
--------------------------   --------------------------  ---------------------------  ------------------------------
 01/01/2008     01/01/2007    01/01/2008    01/01/2007     01/01/2008    01/01/2007     01/01/2008      01/01/2007
     to             to            to            to             to            to             to              to
 12/31/2008     12/31/2007    12/31/2008    12/31/2007     12/31/2008    12/31/2007     12/31/2008      12/31/2007
------------   ------------  ------------  ------------  -------------  ------------  --------------  --------------

$ (1,195,821)  $ (1,463,690) $ (1,520,006) $ (2,009,119) $   6,957,421  $  7,209,155  $    6,887,905  $    4,759,019

  17,581,821      8,158,264    19,702,609    14,415,918     25,820,952    12,540,190      76,023,305      34,480,040

  (2,421,219)     4,684,928    (1,886,531)    7,113,662     (2,342,526)   13,410,731      (5,314,509)     35,031,542

 (53,225,166)     2,414,821   (66,598,860)    2,220,897   (147,590,517)    9,390,927    (421,950,834)     16,410,384
------------   ------------  ------------  ------------  -------------  ------------  --------------  --------------

 (39,260,385)    13,794,323   (50,302,788)   21,741,358   (117,154,670)   42,551,003    (344,354,133)     90,680,985
------------   ------------  ------------  ------------  -------------  ------------  --------------  --------------


     419,841        502,863       819,429     1,400,173      3,043,242     5,138,778       6,764,568      13,045,895
     (72,612)       (10,057)       (2,331)      (40,262)      (294,372)     (231,791)       (151,227)       (229,203)

  (8,365,130)   (10,586,721)  (11,842,639)  (15,636,221)   (62,019,827)  (58,186,036)   (102,952,342)   (108,882,830)

  (5,802,911)    (6,720,697)  (11,822,769)  (10,111,979)   (11,292,430)   (2,969,298)    (59,359,299)    (26,514,324)

    (203,336)      (239,136)     (294,307)     (319,603)      (867,789)     (905,299)     (2,065,440)     (2,187,074)
------------   ------------  ------------  ------------  -------------  ------------  --------------  --------------

 (14,024,148)   (17,044,748)  (23,142,617)  (24,707,892)   (71,431,176)  (57,153,646)   (157,763,740)   (124,767,536)
------------   ------------  ------------  ------------  -------------  ------------  --------------  --------------

 (53,284,533)    (3,250,425)  (73,445,405)   (2,966,534)  (188,585,846)  (14,602,643)   (502,117,873)    (34,086,551)

 100,293,155    103,543,580   151,174,825   154,141,359    578,395,432   592,998,075   1,246,648,017   1,280,734,568
------------   ------------  ------------  ------------  -------------  ------------  --------------  --------------
$ 47,008,622   $100,293,155  $ 77,729,420  $151,174,825  $ 389,809,586  $578,395,432  $  744,530,144  $1,246,648,017
============   ============  ============  ============  =============  ============  ==============  ==============

  83,211,649     99,309,567    87,699,272   103,548,936    339,433,316   376,139,981     645,652,884     710,506,570
------------   ------------  ------------  ------------  -------------  ------------  --------------  --------------
   4,548,137      6,141,128     6,407,896     6,763,198     27,715,207    22,670,512      27,510,053      40,970,247
 (19,328,326)   (22,239,046)  (22,864,124)  (22,612,862)   (82,693,560)  (59,377,177)   (127,564,634)   (105,823,933)
------------   ------------  ------------  ------------  -------------  ------------  --------------  --------------
  68,431,460     83,211,649    71,243,044    87,699,272    284,454,963   339,433,316     545,598,303     645,652,884
============   ============  ============  ============  =============  ============  ==============  ==============

  The accompanying notes are an integral part of these financial statements.

                                      A32

                            FINANCIAL STATEMENTS OF
             PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2008 and 2007

                                                                         SUBACCOUNTS
                                   --------------------------------------------------------------------------------------
                                                                    Prudential SP Aggressive
                                     Prudential SP Growth Asset      Growth Asset Allocation   Prudential SP International
                                        Allocation Portfolio                Portfolio               Growth Portfolio
                                   ------------------------------  --------------------------  --------------------------
                                     01/01/2008      01/01/2007     01/01/2008    01/01/2007    01/01/2008    01/01/2007
                                         to              to             to            to            to            to
                                     12/31/2008      12/31/2007     12/31/2008    12/31/2007    12/31/2008    12/31/2007
                                   --------------  --------------  ------------  ------------  ------------  ------------
OPERATIONS
  Net investment income
   (loss)......................... $   (1,110,764) $   (4,674,314) $   (658,799) $ (1,233,180) $     34,300  $ (1,016,091)
  Capital gains distributions
   received.......................     84,135,302      37,774,038    12,023,550     6,725,749    16,605,937    15,345,981
  Realized gain (loss) on shares
   redeemed.......................     (4,543,113)     42,938,049        27,781     6,522,339    (4,083,619)    5,669,869
  Net change in unrealized gain
   (loss) on investments..........   (452,356,420)      2,676,997   (70,283,856)     (624,748)  (66,896,536)   (2,403,052)
                                   --------------  --------------  ------------  ------------  ------------  ------------

NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   OPERATIONS.....................   (373,874,995)     78,714,770   (58,891,324)   11,390,160   (54,339,918)   17,596,707
                                   --------------  --------------  ------------  ------------  ------------  ------------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net
   payments.......................      4,975,069      10,953,284       739,445       915,929       490,714     1,016,682
  Annuity Payments................              0        (244,261)            0             0        (9,136)      (10,995)
  Surrenders, withdrawals and
   death benefits.................    (69,316,344)    (86,923,142)   (9,330,616)  (13,697,907)   (7,857,629)   (9,953,965)
  Net transfers between other
   subaccounts or fixed rate
   option.........................    (60,556,901)    (60,904,749)  (10,498,776)   (7,171,631)   (4,002,998)    2,218,953
  Withdrawal and other
   charges........................     (2,018,990)     (2,241,291)     (417,000)     (483,464)     (184,314)     (204,207)
                                   --------------  --------------  ------------  ------------  ------------  ------------

NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   CONTRACT OWNER
   TRANSACTIONS...................   (126,917,166)   (139,360,159)  (19,506,947)  (20,437,073)  (11,563,363)   (6,933,532)
                                   --------------  --------------  ------------  ------------  ------------  ------------

TOTAL INCREASE
   (DECREASE) IN NET
   ASSETS.........................   (500,792,161)    (60,645,389)  (78,398,271)   (9,046,913)  (65,903,281)   10,663,175

NET ASSETS
  Beginning of period.............  1,076,920,430   1,137,565,819   150,328,314   159,375,227   114,846,110   104,182,935
                                   --------------  --------------  ------------  ------------  ------------  ------------
  End of period................... $  576,128,269  $1,076,920,430  $ 71,930,043  $150,328,314  $ 48,942,829  $114,846,110
                                   ==============  ==============  ============  ============  ============  ============

  Beginning units.................    486,655,639     550,336,999    87,310,185   100,341,179    63,064,027    67,133,774
                                   --------------  --------------  ------------  ------------  ------------  ------------
  Units issued....................     14,819,371      30,774,589     1,694,407     1,652,478     8,979,449    11,172,847
  Units redeemed..................    (90,966,225)    (94,455,949)  (15,742,142)  (14,683,472)  (17,685,768)  (15,242,594)
                                   --------------  --------------  ------------  ------------  ------------  ------------
  Ending units....................    410,508,785     486,655,639    73,262,450    87,310,185    54,357,708    63,064,027
                                   ==============  ==============  ============  ============  ============  ============

  The accompanying notes are an integral part of these financial statements.

                                      A33

                                      SUBACCOUNTS (Continued)
---------------------------------------------------------------------------------------------------

Prudential SP International Evergreen VA Diversified
      Value Portfolio        Capital Builder Fund    Evergreen VA Growth Fund Evergreen VA Omega Fund
--------------------------  ----------------------   ----------------------   -----------------------
 01/01/2008    01/01/2007   01/01/2008   01/01/2007  01/01/2008   01/01/2007   01/01/2008  01/01/2007
     to            to           to           to          to           to           to          to
 12/31/2008    12/31/2007   12/31/2008   12/31/2007  12/31/2008   12/31/2007   12/31/2008  12/31/2007
------------  ------------  ----------   ----------  ----------   ----------  -----------  ----------

$    926,173  $    476,035  $  (18,374)  $   30,832  $  (18,094)  $  (24,686) $   (39,298) $  (34,401)

  13,067,129    22,164,851           0            0           0      279,525            0           0

  (4,093,454)    8,244,609     (12,866)      16,918     (56,739)      29,756       53,579     117,524

 (55,995,996)  (13,612,295)   (541,866)      12,696    (499,792)    (157,382)    (762,410)    199,252
------------  ------------  ----------   ----------  ----------   ----------  -----------  ----------

 (46,096,148)   17,273,200    (573,106)      60,446    (574,625)     127,213     (748,129)    282,375
------------  ------------  ----------   ----------  ----------   ----------  -----------  ----------

     543,158     3,102,224         246       27,521       4,567        1,184        5,967       5,572
     (19,991)            0           0            0           0            0            0           0

  (7,258,758)   (9,193,274)    (40,245)     (61,344)   (106,871)     (66,652)    (141,809)   (267,326)

 (13,511,521)   (1,879,706)    (32,418)      (5,036)    (28,158)     (28,461)    (246,310)   (153,767)

    (204,859)     (237,141)     (2,215)      (2,438)     (1,945)      (2,290)      (6,047)     (6,668)
------------  ------------  ----------   ----------  ----------   ----------  -----------  ----------

 (20,451,971)   (8,207,897)    (74,632)     (41,297)   (132,407)     (96,219)    (388,199)   (422,189)
------------  ------------  ----------   ----------  ----------   ----------  -----------  ----------

 (66,548,119)    9,065,303    (647,738)      19,149    (707,032)      30,994   (1,136,328)   (139,814)

 116,626,234   107,560,931   1,290,125    1,270,976   1,417,389    1,386,395    2,821,807   2,961,621
------------  ------------  ----------   ----------  ----------   ----------  -----------  ----------
$ 50,078,115  $116,626,234  $  642,387   $1,290,125  $  710,357   $1,417,389  $ 1,685,479  $2,821,807
============  ============  ==========   ==========  ==========   ==========  ===========  ==========

  60,178,743    64,526,904     940,462      971,396     753,568      804,833    1,719,713   1,985,784
------------  ------------  ----------   ----------  ----------   ----------  -----------  ----------
   4,351,944    11,379,482      81,666       39,260      70,632        7,137       24,805      37,578
 (18,047,122)  (15,727,643)   (148,205)     (70,194)   (171,070)     (58,402)    (308,624)   (303,649)
------------  ------------  ----------   ----------  ----------   ----------  -----------  ----------
  46,483,565    60,178,743     873,923      940,462     653,130      753,568    1,435,894   1,719,713
============  ============  ==========   ==========  ==========   ==========  ===========  ==========

  The accompanying notes are an integral part of these financial statements.

                                      A34

                            FINANCIAL STATEMENTS OF
             PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2008 and 2007

                                                                   SUBACCOUNTS
                                   ----------------------------------------------------------------------------
                                     Evergreen VA Special    Evergreen VA International Evergreen VA Fundamental
                                          Values Fund              Equity Fund               Large Cap Fund
                                   ------------------------  -------------------------  -----------------------
                                    01/01/2008   01/01/2007   01/01/2008   01/01/2007    01/01/2008  01/01/2007
                                        to           to           to           to            to          to
                                    12/31/2008   12/31/2007   12/31/2008   12/31/2007    12/31/2008  12/31/2007
                                   -----------  -----------  -----------   ----------   -----------  ----------
OPERATIONS
  Net investment income
   (loss)......................... $   (23,872) $   (13,300) $   (30,312)  $   15,779   $    (9,686) $  (24,486)
  Capital gains distributions
   received.......................           0      603,225       51,280      165,768             0     323,178
  Realized gain (loss) on shares
   redeemed.......................    (350,483)      67,840      (59,569)      93,036       (60,923)    100,420
  Net change in unrealized gain
   (loss) on investments..........    (707,876)  (1,062,518)    (914,639)      (4,449)   (1,268,492)   (136,066)
                                   -----------  -----------  -----------   ----------   -----------  ----------

NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   OPERATIONS.....................  (1,082,231)    (404,753)    (953,240)     270,134    (1,339,101)    263,046
                                   -----------  -----------  -----------   ----------   -----------  ----------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net
   payments.......................       4,441        9,386        3,741        9,225         5,798      20,538
  Annuity Payments................           0            0            0            0             0           0
  Surrenders, withdrawals and
   death benefits.................    (167,479)    (360,465)     (97,784)    (259,590)     (168,900)   (216,891)
  Net transfers between other
   subaccounts or fixed rate
   option.........................    (935,523)     151,850      (99,203)      55,783      (278,499)   (116,142)
  Withdrawal and other
   charges........................      (8,744)     (10,788)      (3,220)      (3,300)       (8,525)     (8,652)
                                   -----------  -----------  -----------   ----------   -----------  ----------

NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   CONTRACT OWNER
   TRANSACTIONS...................  (1,107,305)    (210,017)    (196,466)    (197,882)     (450,126)   (321,147)
                                   -----------  -----------  -----------   ----------   -----------  ----------

TOTAL INCREASE
   (DECREASE) IN NET
   ASSETS.........................  (2,189,536)    (614,770)  (1,149,706)      72,252    (1,789,227)    (58,101)

NET ASSETS
  Beginning of period.............   4,175,375    4,790,145    2,265,045    2,192,793     4,082,077   4,140,178
                                   -----------  -----------  -----------   ----------   -----------  ----------
  End of period................... $ 1,985,839  $ 4,175,375  $ 1,115,339   $2,265,045   $ 2,292,850  $4,082,077
                                   ===========  ===========  ===========   ==========   ===========  ==========

  Beginning units.................   2,396,456    2,499,178      118,621      129,829       288,937     312,057
                                   -----------  -----------  -----------   ----------   -----------  ----------
  Units issued....................     201,388      165,187        6,647        6,992        11,962       3,948
  Units redeemed..................    (910,881)    (267,909)     (23,709)     (18,200)      (55,332)    (27,068)
                                   -----------  -----------  -----------   ----------   -----------  ----------
  Ending units....................   1,686,963    2,396,456      101,559      118,621       245,567     288,937
                                   ===========  ===========  ===========   ==========   ===========  ==========

  The accompanying notes are an integral part of these financial statements.

                                      A35

                                        SUBACCOUNTS (Continued)
------------------------------------------------------------------------------------------------------
  AST AllianceBernstein     AST American Century    AST Schroders Multi Asset  AST Cohen & Steers Realty
Growth & Income Portfolio Income & Growth Portfolio World Strategies Portfolio         Portfolio
------------------------  -----------------------   -------------------------  ------------------------
 01/01/2008   01/01/2007   01/01/2008   01/01/2007   01/01/2008    01/01/2007   01/01/2008   01/01/2007
     to           to           to           to           to            to           to           to
 12/31/2008   12/31/2007   12/31/2008   12/31/2007   12/31/2008    12/31/2007   12/31/2008   12/31/2007
-----------  -----------  -----------   ----------  ------------  -----------  -----------  -----------

$    (3,536) $   (53,150) $    36,785   $   41,027  $       (316) $   123,019  $   487,542  $   420,359

  1,233,498      463,061            0            0     2,476,154      775,012    8,415,317    3,766,843

 (1,225,156)     206,683     (529,470)     145,146    (7,064,954)     110,635   (5,328,734)     447,685

 (6,144,410)    (405,829)  (2,684,843)    (465,991)   (5,451,107)    (582,519)  (9,923,500)  (9,658,775)
-----------  -----------  -----------   ----------  ------------  -----------  -----------  -----------

 (6,139,604)     210,765   (3,177,528)    (279,818)  (10,040,223)     426,147   (6,349,375)  (5,023,888)
-----------  -----------  -----------   ----------  ------------  -----------  -----------  -----------

  2,100,585    5,521,690    1,786,870    2,324,439    30,210,253   14,172,365    1,292,816    4,725,886
          0            0            0            0             0            0            0            0

   (263,418)    (523,339)    (408,201)    (366,223)     (775,914)    (246,664)  (1,006,937)  (2,131,307)

 (1,189,240)   2,223,583       16,873    1,322,584   (13,038,425)   1,014,431     (159,763)  (2,341,276)

    (12,515)      (8,729)     (14,187)     (10,571)      (38,356)      (6,372)     (28,265)     (30,575)
-----------  -----------  -----------   ----------  ------------  -----------  -----------  -----------

    635,412    7,213,205    1,381,355    3,270,229    16,357,558   14,933,760       97,851      222,728
-----------  -----------  -----------   ----------  ------------  -----------  -----------  -----------

 (5,504,192)   7,423,970   (1,796,173)   2,990,411     6,317,335   15,359,907   (6,251,524)  (4,801,160)

 14,250,692    6,826,722    8,118,549    5,128,138    18,235,214    2,875,307   16,506,450   21,307,610
-----------  -----------  -----------   ----------  ------------  -----------  -----------  -----------
$ 8,746,500  $14,250,692  $ 6,322,376   $8,118,549  $ 24,552,549  $18,235,214  $10,254,926  $16,506,450
===========  ===========  ===========   ==========  ============  ===========  ===========  ===========

  1,199,878      586,773      715,290      436,588     1,579,261      261,054    1,383,856    1,358,480
-----------  -----------  -----------   ----------  ------------  -----------  -----------  -----------
    548,707      814,402      442,504      419,546     5,449,399    2,022,538      663,627      818,719
   (480,720)    (201,297)    (284,665)    (140,844)   (3,914,678)    (704,331)    (667,607)    (793,343)
-----------  -----------  -----------   ----------  ------------  -----------  -----------  -----------
  1,267,865    1,199,878      873,129      715,290     3,113,982    1,579,261    1,379,876    1,383,856
===========  ===========  ===========   ==========  ============  ===========  ===========  ===========

  The accompanying notes are an integral part of these financial statements.

                                      A36

                            FINANCIAL STATEMENTS OF
             PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2008 and 2007

                                                                    SUBACCOUNTS
                                   -------------------------------------------------------------------------------
                                     AST UBS Dynamic Alpha     AST DeAM Large-Cap Value    AST Neuberger Berman
                                           Portfolio                  Portfolio          Small-Cap Growth Portfolio
                                   -------------------------  -------------------------  -------------------------
                                    01/01/2008    01/01/2007   01/01/2008    01/01/2007   01/01/2008   01/01/2007
                                        to            to           to            to           to           to
                                    12/31/2008    12/31/2007   12/31/2008    12/31/2007   12/31/2008   12/31/2007
                                   ------------  -----------  ------------  -----------  -----------   ----------
OPERATIONS
  Net investment income
   (loss)......................... $ (1,456,776) $   (68,437) $     93,159  $  (127,281) $   (73,877)  $  (64,788)
  Capital gains distributions
   received.......................    3,983,994            0     1,947,130    1,522,062            0            0
  Realized gain (loss) on shares
   redeemed.......................  (14,615,131)      75,672    (2,138,116)     677,135     (204,516)      59,979
  Net change in unrealized gain
   (loss) on investments..........  (15,876,715)  (1,086,609)   (5,916,354)  (2,366,393)  (2,181,176)     573,788
                                   ------------  -----------  ------------  -----------  -----------   ----------

NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   OPERATIONS.....................  (27,964,628)  (1,079,374)   (6,014,181)    (294,477)  (2,459,569)     568,979
                                   ------------  -----------  ------------  -----------  -----------   ----------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net
   payments.......................  111,020,865   29,277,252     1,014,129    7,819,882      645,805    1,150,907
  Annuity Payments................            0            0             0            0            0            0
  Surrenders, withdrawals and
   death benefits.................   (2,224,722)    (431,507)     (576,917)    (925,392)    (166,272)    (265,415)
  Net transfers between other
   subaccounts or fixed rate
   option.........................   (7,077,160)   7,946,826    (6,320,268)  (5,052,371)    (366,121)   1,288,714
  Withdrawal and other
   charges........................     (147,539)      (7,020)      (18,847)     (18,962)      (6,807)      (4,341)
                                   ------------  -----------  ------------  -----------  -----------   ----------

NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   CONTRACT OWNER
   TRANSACTIONS...................  101,571,444   36,785,551    (5,901,903)   1,823,157      106,605    2,169,865
                                   ------------  -----------  ------------  -----------  -----------   ----------

TOTAL INCREASE
   (DECREASE) IN NET
   ASSETS.........................   73,606,816   35,706,177   (11,916,084)   1,528,680   (2,352,964)   2,738,844

NET ASSETS
  Beginning of period.............   39,597,388    3,891,211    20,277,318   18,748,638    5,667,073    2,928,229
                                   ------------  -----------  ------------  -----------  -----------   ----------
  End of period................... $113,204,204  $39,597,388  $  8,361,234  $20,277,318  $ 3,314,109   $5,667,073
                                   ============  ===========  ============  ===========  ===========   ==========

  Beginning units.................    3,548,377      342,751     1,645,958    1,480,585      466,332      273,848
                                   ------------  -----------  ------------  -----------  -----------   ----------
  Units issued....................   23,953,143    5,295,754       289,001    1,018,106      277,501      276,150
  Units redeemed..................  (14,794,547)  (2,090,128)     (813,893)    (852,733)    (257,273)     (83,666)
                                   ------------  -----------  ------------  -----------  -----------   ----------
  Ending units....................   12,706,973    3,548,377     1,121,066    1,645,958      486,560      466,332
                                   ============  ===========  ============  ===========  ===========   ==========

  The accompanying notes are an integral part of these financial statements.

                                      A37

                                       SUBACCOUNTS (Continued)
--------------------------------------------------------------------------------------------------------
AST DeAM Small-Cap Value                            AST Federated Aggressive
        Portfolio         AST High Yield Portfolio      Growth Portfolio      AST Mid-Cap Value Portfolio
------------------------  ------------------------  ------------------------  --------------------------
 01/01/2008   01/01/2007   01/01/2008   01/01/2007   01/01/2008   01/01/2007   01/01/2008    01/01/2007
     to           to           to           to           to           to           to            to
07/18/2008**  12/31/2007   12/31/2008   12/31/2007   12/31/2008   12/31/2007   12/31/2008    12/31/2007
------------ -----------  -----------  -----------  -----------  -----------   -----------   ----------

$    63,324  $   (33,274) $   574,416  $   720,757  $  (126,885) $  (177,069) $   (29,628)   $  (72,696)

          0      792,631            0            0    1,623,006    1,089,226      210,089       163,908

 (2,036,468)      33,809     (642,248)     178,816   (1,245,181)     351,320     (467,887)       79,518

  1,554,319   (1,908,008)  (2,233,736)    (833,723)  (4,832,683)    (414,145)  (2,030,142)     (200,240)
-----------  -----------  -----------  -----------  -----------  -----------   -----------   ----------

   (418,825)  (1,114,842)  (2,301,568)      65,850   (4,581,743)     849,332   (2,317,568)      (29,510)
-----------  -----------  -----------  -----------  -----------  -----------   -----------   ----------


    179,260    2,050,321      942,721    1,742,674      979,418    2,734,617      510,221     1,723,735
          0         (953)           0       (2,089)           0            0            0             0

    (77,397)    (284,378)    (637,316)    (557,537)    (476,633)    (766,297)    (220,500)     (367,470)

 (4,566,693)      44,191     (607,106)  (1,005,249)  (2,262,009)     429,452     (496,383)      253,697

     (5,197)      (8,508)     (12,792)     (11,569)     (15,645)     (16,763)      (9,790)       (8,239)
-----------  -----------  -----------  -----------  -----------  -----------   -----------   ----------

 (4,470,027)   1,800,673     (314,493)     166,230   (1,774,869)   2,381,009     (216,452)    1,601,723
-----------  -----------  -----------  -----------  -----------  -----------   -----------   ----------

 (4,888,852)     685,831   (2,616,061)     232,080   (6,356,612)   3,230,342   (2,534,020)    1,572,213

  4,888,852    4,203,021    8,670,397    8,438,317   11,436,497    8,206,156    6,093,465     4,521,252
-----------  -----------  -----------  -----------  -----------  -----------   -----------   ----------
$         0  $ 4,888,852  $ 6,054,336  $ 8,670,397  $ 5,079,885  $11,436,497  $ 3,559,445    $6,093,465
===========  ===========  ===========  ===========  ===========  ===========   ===========   ==========

    532,811      360,678      806,798      790,173      898,714      686,881      539,593       395,509
-----------  -----------  -----------  -----------  -----------  -----------   -----------   ----------
     69,123      305,444      297,026      373,905      290,386      489,173      204,521       281,252
   (601,934)    (133,311)    (334,356)    (357,280)    (448,579)    (277,340)    (225,004)     (137,168)
-----------  -----------  -----------  -----------  -----------  -----------   -----------   ----------
          0      532,811      769,468      806,798      740,521      898,714      519,110       539,593
===========  ===========  ===========  ===========  ===========  ===========   ===========   ==========

  The accompanying notes are an integral part of these financial statements.

                                      A38

                            FINANCIAL STATEMENTS OF
             PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2008 and 2007

                                                                    SUBACCOUNTS
                                   ----------------------------------------------------------------------------
                                                                 AST Goldman Sachs         AST Goldman Sachs
                                      AST Small-Cap Value       Concentrated Growth         Mid-Cap Growth
                                           Portfolio                 Portfolio                 Portfolio
                                   ------------------------  ------------------------  ------------------------
                                    01/01/2008   01/01/2007   01/01/2008   01/01/2007   01/01/2008   01/01/2007
                                        to           to           to           to           to           to
                                    12/31/2008   12/31/2007   12/31/2008   12/31/2007   12/31/2008   12/31/2007
                                   -----------  -----------  -----------  -----------  -----------  -----------
OPERATIONS
  Net investment income
   (loss)......................... $   (60,018) $   (79,737) $  (146,939) $  (142,373) $  (158,851) $  (148,875)
  Capital gains distributions
   received.......................   1,338,976    1,307,198            0            0    1,953,917            0
  Realized gain (loss) on shares
   redeemed.......................  (1,448,775)     282,806     (774,895)     234,792     (778,082)     224,110
  Net change in unrealized gain
   (loss) on investments..........  (4,862,121)  (2,476,936)  (4,201,937)     594,826   (5,977,164)   1,024,063
                                   -----------  -----------  -----------  -----------  -----------  -----------

NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   OPERATIONS.....................  (5,031,938)    (966,669)  (5,123,771)     687,245   (4,960,180)   1,099,298
                                   -----------  -----------  -----------  -----------  -----------  -----------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net
   payments.......................     737,348    3,018,663    2,217,823    3,650,926    1,631,845    3,076,566
  Annuity Payments................           0            0            0            0            0            0
  Surrenders, withdrawals and
   death benefits.................    (419,914)    (641,998)    (299,035)    (244,309)    (346,456)    (397,398)
  Net transfers between other
   subaccounts or fixed rate
   option.........................   4,562,052     (104,159)  (1,353,116)   3,200,246     (925,647)   2,041,110
  Withdrawal and other
   charges........................     (23,500)     (17,031)     (15,075)     (11,902)     (16,631)     (11,526)
                                   -----------  -----------  -----------  -----------  -----------  -----------

NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   CONTRACT OWNER
   TRANSACTIONS...................   4,855,986    2,255,475      550,597    6,594,961      343,111    4,708,752
                                   -----------  -----------  -----------  -----------  -----------  -----------

TOTAL INCREASE
   (DECREASE) IN NET
   ASSETS.........................    (175,952)   1,288,806   (4,573,174)   7,282,206   (4,617,069)   5,808,050

NET ASSETS
  Beginning of period.............  11,457,030   10,168,224   12,623,686    5,341,480   11,534,553    5,726,503
                                   -----------  -----------  -----------  -----------  -----------  -----------
  End of period................... $11,281,078  $11,457,030  $ 8,050,512  $12,623,686  $ 6,917,484  $11,534,553
                                   ===========  ===========  ===========  ===========  ===========  ===========

  Beginning units.................   1,042,991      825,836    1,012,604      469,809      918,532      526,092
                                   -----------  -----------  -----------  -----------  -----------  -----------
  Units issued....................     983,441      580,864      808,087      788,748      491,206      609,321
  Units redeemed..................    (520,244)    (363,709)    (705,440)    (245,953)    (456,322)    (216,881)
                                   -----------  -----------  -----------  -----------  -----------  -----------
  Ending units....................   1,506,188    1,042,991    1,115,251    1,012,604      953,416      918,532
                                   ===========  ===========  ===========  ===========  ===========  ===========

  The accompanying notes are an integral part of these financial statements.

                                      A39

                                        SUBACCOUNTS (Continued)
-------------------------------------------------------------------------------------------------------

   AST Large-Cap Value       AST Lord Abbett Bond-   AST Marsico Capital Growth
        Portfolio             Debenture Portfolio            Portfolio          AST MFS Growth Portfolio
-------------------------  ------------------------  -------------------------  -----------------------
 01/01/2008    01/01/2007   01/01/2008   01/01/2007   01/01/2008    01/01/2007   01/01/2008  01/01/2007
     to            to           to           to           to            to           to          to
 12/31/2008    12/31/2007   12/31/2008   12/31/2007   12/31/2008    12/31/2007   12/31/2008  12/31/2007
------------  -----------  -----------  -----------  ------------  -----------  -----------  ----------

$    330,708  $   (87,209) $   886,689  $   650,962  $   (476,560) $  (416,528) $   (93,564) $  (82,745)

   4,163,790      464,781      470,060       58,143     2,238,894            0            0           0

  (3,893,896)     503,082   (1,033,795)     163,472    (2,202,573)     578,466     (343,949)    115,517

 (35,722,633)  (1,696,825)  (3,815,319)    (411,829)  (25,153,768)   3,022,114   (2,627,646)    562,164
------------  -----------  -----------  -----------  ------------  -----------  -----------  ----------

 (35,122,031)    (816,171)  (3,492,365)     460,748   (25,594,007)   3,184,052   (3,065,159)    594,936
------------  -----------  -----------  -----------  ------------  -----------  -----------  ----------

   1,599,957    2,854,116      696,584    2,207,740     3,325,259    4,983,692    1,385,086   1,666,606
     (15,267)           0            0       (2,144)            0            0            0           0

  (4,898,845)    (927,674)    (694,074)    (657,789)   (2,784,669)  (1,488,981)    (234,815)   (357,895)

  70,928,588     (762,718)    (957,868)   3,230,830    23,829,845    6,596,287      628,570   1,122,836

    (110,544)     (23,209)     (17,630)     (14,138)      (75,330)     (33,657)     (14,390)     (9,985)
------------  -----------  -----------  -----------  ------------  -----------  -----------  ----------

  67,503,889    1,140,515     (972,988)   4,764,499    24,295,105   10,057,341    1,764,451   2,421,562
------------  -----------  -----------  -----------  ------------  -----------  -----------  ----------

  32,381,858      324,344   (4,465,353)   5,225,247    (1,298,902)  13,241,393   (1,300,708)  3,016,498

  16,499,715   16,175,371   14,416,077    9,190,830    34,477,958   21,236,565    6,622,678   3,606,180
------------  -----------  -----------  -----------  ------------  -----------  -----------  ----------
$ 48,881,573  $16,499,715  $ 9,950,724  $14,416,077  $ 33,179,056  $34,477,958  $ 5,321,970  $6,622,678
============  ===========  ===========  ===========  ============  ===========  ===========  ==========

   1,453,309    1,335,896    1,291,635      856,639     2,731,660    1,873,849      520,711     316,445
------------  -----------  -----------  -----------  ------------  -----------  -----------  ----------
   7,849,961      472,354      409,988      702,356     3,217,488    1,301,123      511,066     291,359
  (1,954,000)    (354,941)    (519,030)    (267,360)   (1,241,253)    (443,312)    (357,598)    (87,093)
------------  -----------  -----------  -----------  ------------  -----------  -----------  ----------
   7,349,270    1,453,309    1,182,593    1,291,635     4,707,895    2,731,660      674,179     520,711
============  ===========  ===========  ===========  ============  ===========  ===========  ==========

  The accompanying notes are an integral part of these financial statements.

                                      A40

                            FINANCIAL STATEMENTS OF
             PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2008 and 2007

                                                                     SUBACCOUNTS
                                   ------------------------------------------------------------------------------
                                      AST Neuberger Berman      AST Neuberger Berman/     AST PIMCO Limited Maturity
                                    Mid-Cap Growth Portfolio  LSV Mid-Cap Value Portfolio      Bond Portfolio
                                   -------------------------  -------------------------   ------------------------
                                    01/01/2008    01/01/2007   01/01/2008     01/01/2007   01/01/2008    01/01/2007
                                        to            to           to             to           to            to
                                    12/31/2008    12/31/2007   12/31/2008     12/31/2007   12/31/2008    12/31/2007
                                   ------------  -----------  ------------   -----------  -----------   -----------
OPERATIONS
  Net investment income
   (loss)......................... $   (285,870) $  (302,079) $      7,978   $  (191,805) $   800,753   $   387,257
  Capital gains distributions
   received.......................            0            0     1,138,047     3,010,159            0             0
  Realized gain (loss) on shares
   redeemed.......................     (539,371)     726,631    (2,091,689)      137,587     (505,976)       97,171
  Net change in unrealized gain
   (loss) on investments..........   (8,624,461)   2,388,846    (7,409,530)   (3,035,117)    (887,776)        6,161
                                   ------------  -----------  ------------   -----------  -----------   -----------

NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   OPERATIONS.....................   (9,449,702)   2,813,398    (8,355,194)      (79,176)    (592,999)      490,589
                                   ------------  -----------  ------------   -----------  -----------   -----------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net
   payments.......................    1,356,649    5,400,456     1,304,364     3,178,216    2,914,594     1,554,371
  Annuity Payments................            0            0             0             0            0             0
  Surrenders, withdrawals and
   death benefits.................     (823,747)    (872,278)   (1,068,651)   (1,253,911)  (8,842,834)   (1,672,874)
  Net transfers between other
   subaccounts or fixed rate
   option.........................   (3,740,555)   5,357,220    (1,937,411)      614,999   24,767,480     2,888,855
  Withdrawal and other
   charges........................      (23,292)     (18,255)      (30,117)      (29,634)     (37,641)      (19,153)
                                   ------------  -----------  ------------   -----------  -----------   -----------

NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   CONTRACT OWNER
   TRANSACTIONS...................   (3,230,945)   9,867,143    (1,731,815)    2,509,670   18,801,599     2,751,199
                                   ------------  -----------  ------------   -----------  -----------   -----------

TOTAL INCREASE
   (DECREASE) IN NET
   ASSETS.........................  (12,680,647)  12,680,541   (10,087,009)    2,430,494   18,208,600     3,241,788

NET ASSETS
  Beginning of period.............   23,862,925   11,182,384    20,640,448    18,209,954   11,399,640     8,157,852
                                   ------------  -----------  ------------   -----------  -----------   -----------
  End of period................... $ 11,182,278  $23,862,925  $ 10,553,439   $20,640,448  $29,608,240   $11,399,640
                                   ============  ===========  ============   ===========  ===========   ===========

  Beginning units.................    1,637,350      896,909     1,765,979     1,551,952    1,058,689       795,163
                                   ------------  -----------  ------------   -----------  -----------   -----------
  Units issued....................      528,479    1,150,624       435,587       820,373    3,238,164       599,513
  Units redeemed..................     (768,289)    (410,183)     (595,812)     (606,346)  (1,530,308)     (335,987)
                                   ------------  -----------  ------------   -----------  -----------   -----------
  Ending units....................    1,397,540    1,637,350     1,605,754     1,765,979    2,766,545     1,058,689
                                   ============  ===========  ============   ===========  ===========   ===========

  The accompanying notes are an integral part of these financial statements.

                                      A41

                                         SUBACCOUNTS (Continued)
---------------------------------------------------------------------------------------------------------
AST AllianceBernstein Core                           AST T. Rowe Price Natural    AST T. Rowe Price Asset
     Value Portfolio       AST QMA US Equity Alpha      Resources Portfolio        Allocation Portfolio
------------------------   -----------------------  --------------------------  --------------------------
 01/01/2008    01/01/2007   01/01/2008  01/01/2007   01/01/2008    01/01/2007    01/01/2008    01/01/2007
     to            to           to          to           to            to            to            to
 12/31/2008    12/31/2007   12/31/2008  12/31/2007   12/31/2008    12/31/2007    12/31/2008    12/31/2007
-----------   -----------  -----------  ----------  ------------  ------------  ------------  ------------

$   116,711   $     9,763  $    41,798  $   25,105  $   (922,308) $   (761,086) $   (248,526) $   (256,143)

    854,009       480,617            0           0     8,819,102     5,212,592     5,893,825     3,942,554

 (1,018,691)      191,203     (357,889)    118,332    (4,316,953)    2,865,358   (29,145,632)      330,287

 (3,732,007)   (1,293,564)  (3,008,817)   (233,509)  (59,617,276)   17,169,209   (27,993,059)   (2,897,322)
-----------   -----------  -----------  ----------  ------------  ------------  ------------  ------------

 (3,779,978)     (611,981)  (3,324,908)    (90,072)  (56,037,435)   24,486,073   (51,493,392)    1,119,376
-----------   -----------  -----------  ----------  ------------  ------------  ------------  ------------


    642,714     5,642,458      864,440   4,013,762    14,130,937    13,896,557   113,855,498   128,236,414
          0             0            0      (2,172)            0             0             0             0

   (207,158)     (573,138)    (489,633)   (489,680)   (6,885,446)   (4,647,066)   (5,217,722)   (1,654,530)

 (1,240,918)     (412,189)    (330,253)    773,819    (1,779,733)    9,762,852   (71,146,777)   10,728,129

     (8,406)       (7,800)      (9,994)     (7,548)     (154,967)     (112,084)     (138,004)      (17,169)
-----------   -----------  -----------  ----------  ------------  ------------  ------------  ------------

   (813,768)    4,649,331       34,560   4,288,181     5,310,791    18,900,259    37,352,995   137,292,844
-----------   -----------  -----------  ----------  ------------  ------------  ------------  ------------

 (4,593,746)    4,037,350   (3,290,348)  4,198,109   (50,726,644)   43,386,332   (14,140,397)  138,412,220

  9,668,407     5,631,057    8,304,699   4,106,590   101,044,329    57,657,997   149,838,968    11,426,748
-----------   -----------  -----------  ----------  ------------  ------------  ------------  ------------
$ 5,074,661   $ 9,668,407  $ 5,014,351  $8,304,699  $ 50,317,685  $101,044,329  $135,698,571  $149,838,968
===========   ===========  ===========  ==========  ============  ============  ============  ============

    861,734       466,466      749,258     362,215     5,782,932     4,374,000    12,962,530     1,012,731
-----------   -----------  -----------  ----------  ------------  ------------  ------------  ------------
    238,098       724,572      203,172     493,037     3,933,858     2,920,429    21,223,810    17,405,537
   (302,240)     (329,304)    (198,872)   (105,994)   (3,670,711)   (1,511,497)  (17,872,190)   (5,455,738)
-----------   -----------  -----------  ----------  ------------  ------------  ------------  ------------
    797,592       861,734      753,558     749,258     6,046,079     5,782,932    16,314,150    12,962,530
===========   ===========  ===========  ==========  ============  ============  ============  ============

  The accompanying notes are an integral part of these financial statements.

                                      A42

                            FINANCIAL STATEMENTS OF
             PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2008 and 2007

                                                                    SUBACCOUNTS
                                   -----------------------------------------------------------------------------
                                     AST MFS Global Equity   AST JPMorgan International AST T. Rowe Price Global
                                           Portfolio              Equity Portfolio           Bond Portfolio
                                   ------------------------  -------------------------  ------------------------
                                    01/01/2008   01/01/2007   01/01/2008    01/01/2007   01/01/2008   01/01/2007
                                        to           to           to            to           to           to
                                    12/31/2008   12/31/2007   12/31/2008    12/31/2007   12/31/2008   12/31/2007
                                   -----------  -----------  ------------  -----------  -----------  -----------
OPERATIONS
  Net investment income
   (loss)......................... $   (41,968) $    79,527  $    184,434  $     4,428  $ 1,008,358  $   203,726
  Capital gains distributions
   received.......................   2,363,177    1,201,198             0            0      915,108            0
  Realized gain (loss) on shares
   redeemed.......................    (955,053)     300,996      (978,052)     634,849   (1,574,425)     116,321
  Net change in unrealized gain
   (loss) on investments..........  (5,536,367)    (948,730)   (9,597,780)     673,828   (2,493,272)     383,880
                                   -----------  -----------  ------------  -----------  -----------  -----------

NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   OPERATIONS.....................  (4,170,211)     632,991   (10,391,398)   1,313,105   (2,144,231)     703,927
                                   -----------  -----------  ------------  -----------  -----------  -----------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net
   payments.......................   1,329,770    2,366,056     3,204,331    4,848,545    3,460,731    1,570,129
  Annuity Payments................           0            0             0            0            0            0
  Surrenders, withdrawals and
   death benefits.................    (688,629)    (680,198)   (1,117,473)  (1,008,747)  (1,590,617)    (494,070)
  Net transfers between other
   subaccounts or fixed rate
   option.........................     374,259    1,066,910      (897,014)   3,258,216    7,130,409    6,727,759
  Withdrawal and other
   charges........................     (18,208)     (14,156)      (33,878)     (28,161)     (32,665)     (15,939)
                                   -----------  -----------  ------------  -----------  -----------  -----------

NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   CONTRACT OWNER
   TRANSACTIONS...................     997,192    2,738,612     1,155,966    7,069,853    8,967,858    7,787,879
                                   -----------  -----------  ------------  -----------  -----------  -----------

TOTAL INCREASE
   (DECREASE) IN NET
   ASSETS.........................  (3,173,019)   3,371,603    (9,235,432)   8,382,958    6,823,627    8,491,806

NET ASSETS
  Beginning of period.............  10,943,697    7,572,094    23,122,009   14,739,051   15,780,965    7,289,159
                                   -----------  -----------  ------------  -----------  -----------  -----------
  End of period................... $ 7,770,678  $10,943,697  $ 13,886,577  $23,122,009  $22,604,592  $15,780,965
                                   ===========  ===========  ============  ===========  ===========  ===========

  Beginning units.................     832,347      606,014     1,776,624    1,170,827    1,471,615      736,041
                                   -----------  -----------  ------------  -----------  -----------  -----------
  Units issued....................     389,762      442,816       774,154    1,040,473    2,746,828      980,717
  Units redeemed..................    (298,496)    (216,483)     (669,445)    (434,676)  (2,028,062)    (245,143)
                                   -----------  -----------  ------------  -----------  -----------  -----------
  Ending units....................     923,613      832,347     1,881,333    1,776,624    2,190,381    1,471,615
                                   ===========  ===========  ============  ===========  ===========  ===========

  The accompanying notes are an integral part of these financial statements.

                                      A43


                                                SUBACCOUNTS (Continued)
----------------------------------------------------------------------------------------------------------------------
   AST Aggressive Asset       AST Capital Growth Asset      AST Academic Strategies Asset  AST Balanced Asset Allocation
   Allocation Portfolio         Allocation Portfolio            Allocation Portfolio                Portfolio
-------------------------  ------------------------------  ------------------------------  ---------------------------
 01/01/2008    01/01/2007    01/01/2008      01/01/2007      01/01/2008      01/01/2007      01/01/2008     01/01/2007
     to            to            to              to              to              to              to             to
 12/31/2008    12/31/2007    12/31/2008      12/31/2007      12/31/2008      12/31/2007      12/31/2008     12/31/2007
------------  -----------  --------------  --------------  --------------  --------------  -------------   ------------

$   (528,057) $  (825,300) $  (14,233,793) $  (21,678,998) $   (9,782,167) $  (16,129,482) $  (4,121,139)  $ (5,249,730)

   6,308,178      342,015      80,059,537       4,168,071      49,551,847       3,421,811     17,057,959        898,182

  (2,565,118)     877,690    (134,781,097)     13,033,818     (86,436,127)      8,885,116    (48,702,016)     3,697,914

 (32,282,898)   3,111,657    (477,981,135)     74,686,796    (371,373,651)     62,580,914   (127,689,464)    20,392,734
------------  -----------  --------------  --------------  --------------  --------------  -------------   ------------

 (29,067,895)   3,506,062    (546,936,488)     70,209,687    (418,040,098)     58,758,359   (163,454,660)    19,739,100
------------  -----------  --------------  --------------  --------------  --------------  -------------   ------------

  10,838,654   21,593,794     418,003,784     711,833,958     331,938,456     489,416,991    282,814,601    182,035,711
           0            0               0         (65,116)              0               0              0         (6,616)

  (1,374,397)  (2,080,693)    (39,331,920)    (30,116,627)    (47,656,450)    (36,449,238)   (26,611,285)   (13,020,915)

  (4,330,132)   1,406,672    (473,453,702)     24,596,895    (302,449,235)     43,351,738    (86,533,373)    27,123,255

     (86,533)     (58,715)       (885,579)       (345,949)       (808,325)       (325,839)      (405,035)      (113,918)
------------  -----------  --------------  --------------  --------------  --------------  -------------   ------------

   5,047,592   20,861,058     (95,667,417)    705,903,161     (18,975,554)    495,993,652    169,264,908    196,017,517
------------  -----------  --------------  --------------  --------------  --------------  -------------   ------------

 (24,020,303)  24,367,120    (642,603,905)    776,112,848    (437,015,652)    554,752,011      5,810,248    215,756,617

  63,387,591   39,020,471   1,492,029,847     715,916,999   1,203,763,125     649,011,114    418,781,388    203,024,771
------------  -----------  --------------  --------------  --------------  --------------  -------------   ------------
$ 39,367,288  $63,387,591  $  849,425,942  $1,492,029,847  $  766,747,473  $1,203,763,125  $ 424,591,636   $418,781,388
============  ===========  ==============  ==============  ==============  ==============  =============   ============

   5,322,867    3,487,834     126,428,108      64,775,630     103,751,420      59,537,127     36,429,104     18,790,094
------------  -----------  --------------  --------------  --------------  --------------  -------------   ------------
   2,110,888    2,713,239      85,417,535     108,072,908      60,586,094      73,749,662     56,991,625     28,521,912
  (1,581,763)    (878,206)    (98,574,374)    (46,420,430)    (65,212,799)    (29,535,369)   (40,369,866)   (10,882,902)
------------  -----------  --------------  --------------  --------------  --------------  -------------   ------------
   5,851,992    5,322,867     113,271,269     126,428,108      99,124,715     103,751,420     53,050,863     36,429,104
============  ===========  ==============  ==============  ==============  ==============  =============   ============

  The accompanying notes are an integral part of these financial statements.

                                      A44

                            FINANCIAL STATEMENTS OF
             PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2008 and 2007

                                                                       SUBACCOUNTS
                                   -----------------------------------------------------------------------------------
                                     AST Preservation Asset          AST First Trust         AST First Trust Capital
                                      Allocation Portfolio      Balanced Target Portfolio  Appreciation Target Portfolio
                                   --------------------------  --------------------------  ---------------------------
                                    01/01/2008    01/01/2007    01/01/2008    01/01/2007     01/01/2008     01/01/2007
                                        to            to            to            to             to             to
                                    12/31/2008    12/31/2007    12/31/2008    12/31/2007     12/31/2008     12/31/2007
                                   ------------  ------------  ------------  ------------  -------------   ------------
OPERATIONS
  Net investment income
   (loss)......................... $ (2,295,281) $ (1,607,288) $    314,598  $ (1,979,199) $  (2,026,996)  $ (2,958,236)
  Capital gains distributions
   received.......................    6,206,137             0     3,271,635        57,591      3,236,809        190,369
  Realized gain (loss) on shares
   redeemed.......................  (10,410,978)    2,109,095   (28,065,899)    1,022,890    (49,018,153)     1,487,923
  Net change in unrealized gain
   (loss) on investments..........  (39,350,783)    5,722,307   (52,432,763)    6,506,632    (82,524,470)    11,311,415
                                   ------------  ------------  ------------  ------------  -------------   ------------

NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   OPERATIONS.....................  (45,850,905)    6,224,114   (76,912,429)    5,607,914   (130,332,810)    10,031,471
                                   ------------  ------------  ------------  ------------  -------------   ------------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net
   payments.......................  154,280,405    59,329,950   111,335,236   109,393,615    161,263,790    170,346,054
  Annuity Payments................            0             0             0             0              0              0
  Surrenders, withdrawals and
   death benefits.................  (11,748,925)   (4,398,700)   (6,162,597)   (3,606,330)    (6,681,892)    (3,531,692)
  Net transfers between other
   subaccounts or fixed rate
   option.........................   35,003,972    18,205,856   (79,847,477)    8,224,995   (139,522,399)    18,086,301
  Withdrawal and other
   charges........................     (182,763)      (44,915)     (167,976)      (36,361)      (220,563)       (46,357)
                                   ------------  ------------  ------------  ------------  -------------   ------------

NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   CONTRACT OWNER
   TRANSACTIONS...................  177,352,689    73,092,191    25,157,186   113,975,919     14,838,936    184,854,306
                                   ------------  ------------  ------------  ------------  -------------   ------------

TOTAL INCREASE
   (DECREASE) IN NET
   ASSETS.........................  131,501,784    79,316,305   (51,755,243)  119,583,833   (115,493,874)   194,885,777

NET ASSETS
  Beginning of period.............  134,485,369    55,169,064   181,879,552    62,295,719    270,043,125     75,157,348
                                   ------------  ------------  ------------  ------------  -------------   ------------
  End of period................... $265,987,153  $134,485,369  $130,124,309  $181,879,552  $ 154,549,251   $270,043,125
                                   ============  ============  ============  ============  =============   ============

  Beginning units.................   11,972,174     5,216,358    16,264,877     5,918,415     23,823,742      7,226,320
                                   ------------  ------------  ------------  ------------  -------------   ------------
  Units issued....................   35,165,020    12,852,507    20,724,031    16,507,876     33,374,918     27,217,419
  Units redeemed..................  (17,107,648)   (6,096,691)  (18,894,772)   (6,161,414)   (33,715,435)   (10,619,997)
                                   ------------  ------------  ------------  ------------  -------------   ------------
  Ending units....................   30,029,546    11,972,174    18,094,136    16,264,877     23,483,225     23,823,742
                                   ============  ============  ============  ============  =============   ============

  The accompanying notes are an integral part of these financial statements.

                                      A45

                                          SUBACCOUNTS (Continued)
-----------------------------------------------------------------------------------------------------------
        AST Advanced             AST T. Rowe Price                                    AST Small-Cap Growth
    Strategies Portfolio     Large-Cap Growth Portfolio AST Money Market Portfolio          Portfolio
---------------------------  ------------------------   --------------------------  ------------------------
  01/01/2008    01/01/2007    01/01/2008    01/01/2007   01/01/2008    01/01/2007    01/01/2008   01/01/2007
      to            to            to            to           to            to            to           to
  12/31/2008    12/31/2007    12/31/2008    12/31/2007   12/31/2008    12/31/2007    12/31/2008   12/31/2007
-------------  ------------  ------------   ----------  ------------  ------------  ------------  ----------

$    (359,472) $ (3,494,404) $   (463,735)  $  (51,051) $    245,282  $    385,360  $   (345,834) $  (23,980)

    7,727,533       361,600             0            0             0             0             0           0

  (41,799,233)    1,559,999    (1,707,794)      16,000             0             0      (878,797)      6,141

  (79,206,256)   14,749,115   (19,654,694)     170,389             0             0   (10,691,554)     31,592
-------------  ------------  ------------   ----------  ------------  ------------  ------------  ----------

 (113,637,428)   13,176,310   (21,826,223)     135,338       245,282       385,360   (11,916,185)     13,753
-------------  ------------  ------------   ----------  ------------  ------------  ------------  ----------

  174,130,780   183,001,987     1,787,114    3,263,497    49,818,985    21,309,710       743,003   1,037,515
            0             0             0            0             0             0             0           0

   (7,034,691)   (4,698,642)   (2,996,980)     (81,059)  (31,541,624)  (12,837,330)   (1,772,698)    (42,255)

 (146,801,352)    7,986,527    50,786,914      371,540    33,889,021    (2,368,181)   33,633,794     612,917

     (264,888)      (41,724)      (77,044)      (3,481)      (20,676)       (1,664)      (56,122)     (1,736)
-------------  ------------  ------------   ----------  ------------  ------------  ------------  ----------

   20,029,849   186,248,148    49,500,004    3,550,497    52,145,706     6,102,535    32,547,977   1,606,441
-------------  ------------  ------------   ----------  ------------  ------------  ------------  ----------

  (93,607,579)  199,424,458    27,673,781    3,685,835    52,390,988     6,487,895    20,631,792   1,620,194

  308,459,258   109,034,800     5,475,062    1,789,227    15,685,147     9,197,252     2,265,381     645,187
-------------  ------------  ------------   ----------  ------------  ------------  ------------  ----------
$ 214,851,679  $308,459,258  $ 33,148,843   $5,475,062  $ 68,076,135  $ 15,685,147  $ 22,897,173  $2,265,381
=============  ============  ============   ==========  ============  ============  ============  ==========

   27,227,717    10,307,670       491,260      170,951     1,485,801       899,074       216,366      65,095
-------------  ------------  ------------   ----------  ------------  ------------  ------------  ----------
   32,943,121    28,895,611     5,810,800      363,116    12,358,322     4,120,154     3,837,949     166,199
  (32,623,861)  (11,975,564)   (1,007,092)     (42,807)   (7,443,393)   (3,533,427)     (660,451)    (14,928)
-------------  ------------  ------------   ----------  ------------  ------------  ------------  ----------
   27,546,977    27,227,717     5,294,968      491,260     6,400,730     1,485,801     3,393,864     216,366
=============  ============  ============   ==========  ============  ============  ============  ==========

  The accompanying notes are an integral part of these financial statements.

                                      A46

                            FINANCIAL STATEMENTS OF
             PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2008 and 2007

                                                                   SUBACCOUNTS
                                   --------------------------------------------------------------------------

                                    AST PIMCO Total Return   AST International Value  AST International Growth
                                        Bond Portfolio              Portfolio                Portfolio
                                   ------------------------  -----------------------  -----------------------
                                    01/01/2008   01/01/2007   01/01/2008  01/01/2007   01/01/2008  01/01/2007
                                        to           to           to          to           to          to
                                    12/31/2008   12/31/2007   12/31/2008  12/31/2007   12/31/2008  12/31/2007
                                   -----------  -----------  -----------  ----------  -----------  ----------
OPERATIONS
  Net investment income
   (loss)......................... $   402,424  $   138,622  $    73,259  $  (10,211) $   (14,024) $  (40,431)
  Capital gains distributions
   received.......................     104,769            0      613,365           0    1,218,703     448,346
  Realized gain (loss) on shares
   redeemed.......................    (266,388)      27,212     (773,177)     54,754     (920,046)     23,609
  Net change in unrealized gain
   (loss) on investments..........  (1,060,985)     414,477   (4,375,839)    551,515   (4,776,936)    179,366
                                   -----------  -----------  -----------  ----------  -----------  ----------

NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   OPERATIONS.....................    (820,180)     580,311   (4,462,392)    596,058   (4,492,303)    610,890
                                   -----------  -----------  -----------  ----------  -----------  ----------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net
   payments.......................  17,546,985    7,417,343    2,298,658   5,606,964    2,724,833   3,797,812
  Annuity Payments................           0            0            0           0            0           0
  Surrenders, withdrawals and
   death benefits.................    (331,710)    (145,560)    (111,377)    (95,630)    (275,892)    (69,668)
  Net transfers between other
   subaccounts or fixed rate
   option.........................     666,323      655,790   (1,368,151)    500,352     (154,641)    553,891
  Withdrawal and other
   charges........................     (16,201)      (3,866)      (9,671)     (4,553)      (8,317)     (5,753)
                                   -----------  -----------  -----------  ----------  -----------  ----------

NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   CONTRACT OWNER
   TRANSACTIONS...................  17,865,397    7,923,707      809,459   6,007,133    2,285,983   4,276,282
                                   -----------  -----------  -----------  ----------  -----------  ----------

TOTAL INCREASE
   (DECREASE) IN NET
   ASSETS.........................  17,045,217    8,504,018   (3,652,933)  6,603,191   (2,206,320)  4,887,172

NET ASSETS
  Beginning of period.............  11,917,122    3,413,104    8,933,146   2,329,955    6,829,893   1,942,721
                                   -----------  -----------  -----------  ----------  -----------  ----------
  End of period................... $28,962,339  $11,917,122  $ 5,280,213  $8,933,146  $ 4,623,573  $6,829,893
                                   ===========  ===========  ===========  ==========  ===========  ==========

  Beginning units.................   1,086,162      331,319      709,326     214,394      550,016     183,231
                                   -----------  -----------  -----------  ----------  -----------  ----------
  Units issued....................   2,819,218      938,242      408,744     599,855      512,742     421,574
  Units redeemed..................  (1,162,696)    (183,399)    (356,964)   (104,923)    (302,245)    (54,789)
                                   -----------  -----------  -----------  ----------  -----------  ----------
  Ending units....................   2,742,684    1,086,162      761,106     709,326      760,513     550,016
                                   ===========  ===========  ===========  ==========  ===========  ==========

*  Date subaccount became available for investment.

  The accompanying notes are an integral part of these financial statements.

                                      A47

                                          SUBACCOUNTS (Continued)
----------------------------------------------------------------------------------------------------------
                                                   AST Investment                               AST Global
 Gartmore NVIT Developing  AST Western Asset Core    Grade Bond      AST Bond       AST Bond    Real Estate
       Markets Fund          Plus Bond Portfolio     Portfolio    Portfolio 2018 Portfolio 2019  Portfolio
-------------------------  ----------------------  -------------- -------------- -------------- -----------
 01/01/2008    01/01/2007  01/01/2008  11/19/2007*  01/28/2008*    01/28/2008*    07/21/2008*   07/21/2008*
     to            to          to          to            to             to             to           to
 12/31/2008    12/31/2007  12/31/2008  12/31/2007    12/31/2008     12/31/2008     12/31/2008   12/31/2008
------------  -----------  ----------  ----------- -------------- -------------- -------------- -----------

$   (220,702) $  (321,904) $  (24,423)   $   (18)   $ (3,673,374)  $  (129,705)   $   (96,488)   $   (450)

  10,638,006    3,551,044         198          0               0             0              0           0

  (4,230,106)   1,283,010     (56,531)         0      10,715,046     1,356,820        453,189     (10,951)

 (24,917,965)   4,522,848     (55,164)       152      59,370,899     3,836,939      3,112,777     (13,716)
------------  -----------  ----------    -------    ------------   -----------    -----------    --------

 (18,730,767)   9,034,998    (135,920)       134      66,412,571     5,064,054      3,469,478     (25,117)
------------  -----------  ----------    -------    ------------   -----------    -----------    --------


     231,694    2,022,477   3,876,509     25,265               0        44,996          5,149     140,286
           0            0           0          0               0             0              0           0

  (1,641,310)  (1,382,739)    (10,197)         0      (3,593,170)      (59,561)       (43,230)     (4,090)

  (4,753,577)   5,687,336   1,304,898          0     645,703,271    19,557,125     16,158,620      53,030

     (46,404)     (42,548)     (2,369)         0      (1,779,166)         (147)          (231)        (46)
------------  -----------  ----------    -------    ------------   -----------    -----------    --------

  (6,209,597)   6,284,526   5,168,841     25,265     640,330,935    19,542,413     16,120,308     189,180
------------  -----------  ----------    -------    ------------   -----------    -----------    --------

 (24,940,364)  15,319,524   5,032,921     25,399     706,743,506    24,606,467     19,589,786     164,063

  35,529,690   20,210,166      25,399          0               0             0              0           0
------------  -----------  ----------    -------    ------------   -----------    -----------    --------
$ 10,589,326  $35,529,690  $5,058,320    $25,399    $706,743,506   $24,606,467    $19,589,786    $164,063
============  ===========  ==========    =======    ============   ===========    ===========    ========

   1,575,266    1,265,381       2,546          0               0             0              0           0
------------  -----------  ----------    -------    ------------   -----------    -----------    --------
     470,526      870,932     830,370      2,546     124,509,332     5,524,827      2,235,919      36,238
    (913,109)    (561,047)   (289,743)         0     (58,714,130)   (3,479,084)      (617,086)     (9,409)
------------  -----------  ----------    -------    ------------   -----------    -----------    --------
   1,132,683    1,575,266     543,173      2,546      65,795,202     2,045,743      1,618,833      26,829
============  ===========  ==========    =======    ============   ===========    ===========    ========

  The accompanying notes are an integral part of these financial statements.

                                      A48

                            FINANCIAL STATEMENTS OF
             PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2008 and 2007

                                                                        SUBACCOUNTS
                                   ------------------------------------------------------------------------------------
                                                                Franklin
                                        AST                   Templeton VIP
                                     Parametric                 Founding    AST Goldman        AST           AST CLS
                                      Emerging     AST Focus      Funds     Sachs Small-    CLS Growth    Moderate Asset
                                   Markets Equity  Four Plus   Allocation    Cap Value   Asset Allocation   Allocation
                                     Portfolio     Portfolio      Fund       Portfolio      Portfolio       Portfolio
                                   -------------- ----------- ------------- ------------ ---------------- --------------
                                    07/21/2008*   07/21/2008*  05/1/2008*   07/21/2008*     05/1/2008*      05/1/2008*
                                         to           to           to            to             to              to
                                     12/31/2008   12/31/2008   12/31/2008    12/31/2008     12/31/2008      12/31/2008
                                   -------------- ----------- ------------- ------------ ---------------- --------------
OPERATIONS
  Net investment income
   (loss).........................    $ (1,389)   $  (20,292)  $   373,215    $ (1,577)    $   (63,941)    $  (102,742)
  Capital gains distributions
   received.......................           0             0       480,193           0           5,219           1,651
  Realized gain (loss) on shares
   redeemed.......................     (36,268)     (750,908)   (4,677,191)    (55,117)     (2,656,608)     (2,996,232)
  Net change in unrealized gain
   (loss) on investments..........     (24,388)     (178,444)   (1,664,383)    (10,155)       (402,482)       (870,367)
                                      --------    ----------   -----------    --------     -----------     -----------

NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   OPERATIONS.....................     (62,045)     (949,644)   (5,488,166)    (66,849)     (3,117,812)     (3,967,690)
                                      --------    ----------   -----------    --------     -----------     -----------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net
   payments.......................     227,123     8,122,006    37,532,397     471,641      20,857,810      30,711,567
  Annuity Payments................           0             0             0           0               0               0
  Surrenders, withdrawals and
   death benefits.................          (8)       (2,266)      (41,372)     (3,434)        (18,066)        (48,551)
  Net transfers between other
   subaccounts or fixed rate
   option.........................     375,399      (447,687)   (9,781,950)    143,638      (5,998,888)     (4,106,777)
  Withdrawal and other
   charges........................         (60)       (1,375)      (13,719)        (73)         (5,991)        (10,592)
                                      --------    ----------   -----------    --------     -----------     -----------

NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   CONTRACT OWNER
   TRANSACTIONS...................     602,454     7,670,678    27,695,356     611,772      14,834,865      26,545,647
                                      --------    ----------   -----------    --------     -----------     -----------

TOTAL INCREASE
   (DECREASE) IN NET
   ASSETS.........................     540,409     6,721,034    22,207,190     544,923      11,717,053      22,577,957

NET ASSETS
  Beginning of period.............           0             0             0           0               0               0
                                      --------    ----------   -----------    --------     -----------     -----------
  End of period...................    $540,409    $6,721,034   $22,207,190    $544,923     $11,717,053     $22,577,957
                                      ========    ==========   ===========    ========     ===========     ===========

  Beginning units.................           0             0             0           0               0               0
                                      --------    ----------   -----------    --------     -----------     -----------
  Units issued....................     127,851     1,736,369     7,699,095     109,407       4,216,528       6,031,671
  Units redeemed..................     (30,902)     (837,261)   (4,356,612)    (38,092)     (2,466,799)     (2,959,005)
                                      --------    ----------   -----------    --------     -----------     -----------
  Ending units....................      96,949       899,108     3,342,483      71,315       1,749,729       3,072,666
                                      ========    ==========   ===========    ========     ===========     ===========

*  Date subaccount became available for investment

  The accompanying notes are an integral part of these financial statements.

                                      A49

                                          SUBACCOUNTS (Continued)
----------------------------------------------------------------------------------------------------------


AST Horizon   AST Horizon     AST Niemann
Growth Asset Moderate Asset  Capital Growth  ProFund VP   ProFund VP
 Allocation    Allocation   Asset Allocation  Consumer     Consumer     ProFund VP  ProFund VP  ProFund VP
 Portfolio     Portfolio       Portfolio      Services  Goods Portfolio Financials  Healthcare  Industrials
------------ -------------- ---------------- ---------- --------------- ----------- ----------- -----------
 05/1/2008*    05/1/2008*      05/1/2008*    05/1/2008*   05/1/2008*    05/01/2008* 05/01/2008* 05/01/2008*
     to            to              to            to           to            to          to          to
 12/31/2008    12/31/2008      12/31/2008    12/31/2008   12/31/2008    12/31/2008  12/31/2008  12/31/2008
------------ -------------- ---------------- ---------- --------------- ----------- ----------- -----------

$   (37,355)  $   (66,897)    $   (21,291)    $   (15)     $    729      $    952    $   (280)    $   (77)

        345           144             197           0         3,531             0           0           0

 (1,221,743)   (1,513,826)       (726,060)       (863)      (17,103)      (32,273)    (19,033)     (1,868)

   (150,545)     (375,441)        (22,272)        420         1,663       (14,970)      8,368       1,804
-----------   -----------     -----------     -------      --------      --------    --------     -------

 (1,409,298)   (1,956,020)       (769,426)       (458)      (11,180)      (46,291)    (10,945)       (141)
-----------   -----------     -----------     -------      --------      --------    --------     -------

 11,853,567    20,333,042       8,007,529      10,728        67,870       276,976     178,820      53,377
          0             0               0           0             0             0           0           0

     (1,919)      (36,494)         (7,870)          0             0             0           0           0

 (2,235,932)   (1,874,419)     (1,628,717)       (476)       (1,772)      (38,624)      4,011        (611)

     (3,227)       (6,710)         (2,496)          0             0            (4)         (6)          0
-----------   -----------     -----------     -------      --------      --------    --------     -------

  9,612,489    18,415,419       6,368,446      10,252        66,098       238,348     182,825      52,766
-----------   -----------     -----------     -------      --------      --------    --------     -------

  8,203,191    16,459,399       5,599,020       9,794        54,918       192,057     171,880      52,625

          0             0               0           0             0             0           0           0
-----------   -----------     -----------     -------      --------      --------    --------     -------
$ 8,203,191   $16,459,399     $ 5,599,020     $ 9,794      $ 54,918      $192,057    $171,880     $52,625
===========   ===========     ===========     =======      ========      ========    ========     =======

          0             0               0           0             0             0           0           0
-----------   -----------     -----------     -------      --------      --------    --------     -------
  2,328,033     3,983,651       1,555,248       2,236        23,562        65,008      42,256      11,577
 (1,178,767)   (1,822,238)       (809,208)       (842)      (16,411)      (28,577)    (21,654)     (2,953)
-----------   -----------     -----------     -------      --------      --------    --------     -------
  1,149,266     2,161,413         746,040       1,394         7,151        36,431      20,602       8,624
===========   ===========     ===========     =======      ========      ========    ========     =======

  The accompanying notes are an integral part of these financial statements.

                                      A50

                            FINANCIAL STATEMENTS OF
             PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2008 and 2007

                                                                    SUBACCOUNTS
                                   -----------------------------------------------------------------------------
                                   ProFund VP  ProFund VP              ProFund VP  ProFund VP
                                     Mid-Cap     Mid-Cap   ProFund VP   Small-Cap   Small-Cap      ProFund VP
                                     Growth       Value    Real Estate   Growth       Value    Telecommunications
                                   ----------- ----------- ----------- ----------- ----------- ------------------
                                   05/01/2008* 05/01/2008* 05/01/2008* 05/01/2008* 05/01/2008*    05/01/2008*
                                       to          to          to          to          to              to
                                   12/31/2008  12/31/2008  12/31/2008  12/31/2008  12/31/2008      12/31/2008
                                   ----------- ----------- ----------- ----------- ----------- ------------------
OPERATIONS
  Net investment income
   (loss).........................  $   (484)   $   (270)    $   (94)   $   (310)    $  (121)       $   (99)
  Capital gains distributions
   received.......................    17,254      14,430          41         901       2,524              0
  Realized gain (loss) on shares
   redeemed.......................   (66,419)    (35,089)     (2,938)    (21,424)     (9,302)        (1,050)
  Net change in unrealized gain
   (loss) on investments..........     2,552       1,468       6,978       1,778        (387)         3,709
                                    --------    --------     -------    --------     -------        -------

NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   OPERATIONS.....................   (47,097)    (19,461)      3,987     (19,055)     (7,286)         2,560
                                    --------    --------     -------    --------     -------        -------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net
   payments.......................    74,777      40,505      50,144      52,503      13,700         28,235
  Annuity Payments................         0           0           0           0           0              0
  Surrenders, withdrawals and
   death benefits.................         0           0           0           0           0              0
  Net transfers between other
   subaccounts or fixed rate
   option.........................    20,467      11,347       8,704       8,205       8,575          9,567
  Withdrawal and other
   charges........................         0           0           0           0           0              0
                                    --------    --------     -------    --------     -------        -------

NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   CONTRACT OWNER
   TRANSACTIONS...................    95,244      51,852      58,848      60,708      22,275         37,802
                                    --------    --------     -------    --------     -------        -------

TOTAL INCREASE
   (DECREASE) IN NET
   ASSETS.........................    48,147      32,391      62,835      41,653      14,989         40,362

NET ASSETS
  Beginning of period.............         0           0           0           0           0              0
                                    --------    --------     -------    --------     -------        -------
  End of period...................  $ 48,147    $ 32,391     $62,835    $ 41,653     $14,989        $40,362
                                    ========    ========     =======    ========     =======        =======

  Beginning units.................         0           0           0           0           0              0
                                    --------    --------     -------    --------     -------        -------
  Units issued....................    38,226      20,601      13,882      22,873       8,071          7,867
  Units redeemed..................   (30,472)    (15,595)     (2,507)    (16,759)     (5,987)        (2,314)
                                    --------    --------     -------    --------     -------        -------
  Ending units....................     7,754       5,006      11,375       6,114       2,084          5,553
                                    ========    ========     =======    ========     =======        =======

*  Date subaccount became available for investment

  The accompanying notes are an integral part of these financial statements.

                                      A51

                            SUBACCOUNTS (Continued)
                      ----------------------------------
                                  ProFund VP  ProFund VP
                      ProFund VP   Large-Cap   Large-Cap
                       Utilities    Growth       Value
                      ----------- ----------- -----------
                      05/01/2008* 05/01/2008* 05/01/2008*
                          to          to          to
                      12/31/2008  12/31/2008  12/31/2008
                      ----------- ----------- -----------

                        $   (13)    $   (47)    $   129

                             88          93       1,874

                           (632)         (9)        (41)

                          1,450      (1,914)     (6,943)
                        -------     -------     -------

                            893      (1,877)     (4,981)
                        -------     -------     -------

                         31,387       2,799      10,232
                              0           0           0

                              0           0           0

                          6,448       7,001       9,502

                              0           0           0
                        -------     -------     -------

                         37,835       9,800      19,734
                        -------     -------     -------

                         38,728       7,923      14,753

                              0           0           0
                        -------     -------     -------
                        $38,728     $ 7,923     $14,753
                        =======     =======     =======

                              0           0           0
                        -------     -------     -------
                          6,789       1,179       2,353
                         (1,424)          0           0
                        -------     -------     -------
                          5,365       1,179       2,353
                        =======     =======     =======

  The accompanying notes are an integral part of these financial statements.

                                      A52

                       NOTES TO FINANCIAL STATEMENTS OF
             PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT
                               December 31, 2008

Note 1: General

        Pruco Life Flexible Premium Variable Annuity Account (the "Account") was established on June 15, 1995 under Arizona law as a separate investment account of Pruco Life Insurance Company ("Pruco Life"), a wholly-owned subsidiary of The Prudential Insurance Company of America ("Prudential"), which is a wholly-owned subsidiary of Prudential Financial, Inc. ("PFI"). Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from Prudential's other assets and liabilities. The portion of the Account's assets applicable to the variable annuity contracts is not chargeable with liabilities arising out of any other business Prudential may conduct. Proceeds from purchases of Strategic Partners Variable Annuity One, Strategic Partners Variable Annuity One Enhanced, Strategic Partners Select, Strategic Partners Advisor, Strategic Partners Plus, Strategic Partners Plus Enhanced, Strategic Partners FlexElite, (collectively, "Strategic Partners"), Discovery Preferred, Discovery Select, and Discovery Choice variable annuity contracts are invested in the account. The Strategic Partners contract options differ based on the death benefit and other options selected by the contract owner. The Discovery Choice contract is considered Basic or Enhanced depending on the death benefit option that you choose, where the Enhanced contract offers a guaranteed minimum death benefit.

        Effective May 1, 2007, American Skandia Trust and American Skandia Investment Services, Inc. was renamed Advanced Series Trust and AST Investment Services, Inc., respectively.

        The Account is registered under the Investment Company Act of 1940, as amended, as a unit investment trust. The Account is a funding vehicle for individual variable annuity contracts. There are one hundred twenty-three subaccounts within the Account. Each contract offers the option to invest in various subaccounts, each of which invests in either a corresponding portfolio of The Prudential Series Fund, Advanced Series Trust (collectively the "Series Funds") or one of the non-Prudential administered funds (collectively, the "portfolios"). Investment options vary by contract. The name of each Portfolio and the corresponding subaccount name are as follows:

 Prudential Series Fund    SP AIM Core Equity        AST Cohen & Steers
 Money Market Portfolio     Portfolio                 Realty Portfolio
 Diversified Bond          SP Strategic Partners     AST UBS Dynamic Alpha
  Portfolio                 Focused Growth Portfolio  Portfolio
 Equity Portfolio          SP Mid Cap Growth         AST DeAm Large-Cap Value
 Flexible Managed           Portfolio                 Portfolio
  Portfolio                SP Prudential U.S.        AST Neuberger Berman
 Conservative Balanced      Emerging Growth           Small-Cap Growth
  Portfolio                 Portfolio                 Portfolio
 Value Portfolio           SP Conservative Asset     AST DeAm Small-Cap Value
 High Yield Bond Portfolio  Allocation Portfolio      Portfolio
 Natural Resources         SP Balanced Asset         AST High Yield Portfolio
  Portfolio                 Allocation Portfolio     AST Federated Aggressive
 Stock Index Portfolio     SP Growth Asset            Growth Portfolio
 Global Portfolio           Allocation Portfolio     AST Mid-Cap Value
 Jennison Portfolio        SP Aggressive Growth       Portfolio
 Small Capitalization       Asset Allocation         AST Small-Cap Value
  Stock Portfolio           Portfolio                 Portfolio
 Jennison 20/20 Focus      SP International Growth   AST Goldman Sachs
  Portfolio                 Portfolio                 Concentrated Growth
 Diversified Conservative  SP International Value     Portfolio
  Growth Portfolio          Portfolio                AST Goldman Sachs
 SP T.Rowe Price                                      Mid-Cap Growth Portfolio
  Large-Cap Growth         Advanced Series Trust     AST Large-Cap Value
  Portfolio                AST AllianceBernstein      Portfolio
 SP Davis Value Portfolio   Growth & Income          AST Lord Abbett
 SP Small Cap Value         Portfolio                 Bond-Debenture Portfolio
  Portfolio                AST American Century      AST Marsico Capital
 SP Small Cap Growth        Income & Growth           Growth Portfolio
  Portfolio                 Portfolio                AST MFS Growth Portfolio
 SP PIMCO Total Return     AST Schroders             AST Neuberger Berman
  Portfolio                 Multi-Asset World         Mid-Cap Growth Portfolio
 SP PIMCO High Yield        Strategies Portfolio
  Portfolio
 SP Large Cap Value
  Portfolio

                                      A53

 AST Neuberger Berman/LSV  AST Bond Portfolio 2019   Gartmore NVIT
  Mid-Cap Value Portfolio  AST Global Real Estate    Developing Markets
 AST PIMCO Limited          Portfolio
  Maturity Bond Portfolio  AST Parametric Emerging   Janus Aspen Series
 AST AllianceBernstein      Markets Equity Portfolio Large Cap Growth
  Core Value Portfolio     AST Focus Four Plus        Portfolio -
 AST QMA US Equity Alpha    Portfolio                 Institutional Shares
 AST T.Rowe Price Natural  AST Goldman Sachs         Large Cap Growth
  Resources Portfolio       Small-Cap Value           Portfolio - Service
 AST T.Rowe Price Asset     Portfolio                 Shares
  Allocation Portfolio     AST CLS Growth Asset      International Growth
 AST MFS Global Equity      Allocation Portfolio      Portfolio -
  Portfolio                AST CLS Moderate Asset     Institutional Shares
 AST JPMorgan               Allocation Portfolio
  International Equity     AST Horizon Growth Asset  MFS Variable Insurance
  Portfolio                 Allocation Portfolio     Trust
 AST T.Rowe Price Global   AST Horizon Moderate      Research Bond Series -
  Bond Portfolio            Asset Allocation          Initial Class
 AST Aggressive Asset       Portfolio                Growth Series - Initial
  Allocation Portfolio     AST Niemann Capital        Class
 AST Capital Growth Asset   Growth Asset Allocation
  Allocation Portfolio      Portfolio                Premier VIT
 AST Academic Strategies                             Opcap Managed Portfolio
  Asset Allocation         Alliance Bernstein        NACM Small Cap Portfolio
  Portfolio                Large Cap Growth
 AST Balanced Asset         Portfolio                Profund
  Allocation Portfolio                               VP Consumer Services
 AST Preservation Asset    American Century          VP Consumer Goods
  Allocation Portfolio     Variable Portfolios        Portfolio
 AST First Trust Balanced  Value Fund                VP Financials
  Target Portfolio                                   VP Healthcare
 AST First Trust Capital   Credit Suisse             VP Industrials
  Appreciation Target      Trust Global Small Cap    VP Mid-Cap Growth
  Portfolio                 Portfolio                VP Mid-Cap Value
 AST Advanced Strategies                             VP Real Estate
  Portfolio                Davis                     VP Small-Cap Growth
 AST T.Rowe Price          Value Portfolio           VP Small-Cap Value
  Large-Cap Growth                                   VP Telecommunications
  Portfolio                Evergreen VA              VP Utilities
 AST Money Market          Diversified Capital       VP Large-Cap Growth
  Portfolio                 Builder Fund             VP Large-Cap Value
 AST Small-Cap Growth      Growth Fund
  Portfolio                Omega Fund                AIM Variable Insurance
 AST PIMCO Total Return    Special Values Fund       Core Equity Fund
  Bond Portfolio           International Equity Fund
 AST International Value   Fundamental Large Cap     T. Rowe Price
  Portfolio                 Fund                     International Stock
 AST International Growth                             Portfolio
  Portfolio                Franklin Templeton Funds  Equity Income Portfolio
 AST Western Asset Core    Small-Mid-Cap Growth
  Plus Bond Portfolio       Securities Fund
 AST Investment Grade      VIP Founding Funds
  Bond Portfolio            Allocation Fund
 AST Bond Portfolio 2018

        The Series Funds are diversified open-ended management investment companies, and are managed by affiliates of Prudential. Each of the variable investment options of the Account indirectly bears exposure to the market, credit and liquidity risks of the portfolio in which it invests. These financial statements should be read in conjunction with the financial statements and footnotes of the Series Funds and externally managed portfolios. Additional information on these subaccounts is available upon request to the appropriate companies.

        On May 1, 2008 four Prudential Series funds were merged into four existing AST funds. The transfers from the old subaccounts to the new subaccounts are reflected in the Statement of Changes in Net Assets for the year ended December 31, 2008 as net transfers between subaccounts. The transfers occurred as follows:

Transferred From:              NAV  Transferred To:                        NAV  Balance Transferred:
-----------------              ---  ---------------                       ----- --------------------
Prudential SP AIM Core Equity
 Portfolio.................... 8.65 AST Marsico Capital Growth Portfolio  21.81          $25,517,323

                                      A54

Transferred From:                   NAV    Transferred To:                  NAV  Balance Transferred:
-----------------                   ---    ---------------                 ----- --------------------
Prudential SP T.Rowe Price Large -         AST T. Rowe Price Large-Cap
 Cap Growth Portfolio                7.44  Growth Portfolio                11.29         $52,265,952
Prudential SP Large Cap Value
 Portfolio                          11.36  AST Large-Cap Value Portfolio   18.11         $ 72,257,876
Prudential SP Small Cap Growth
 Portfolio                           7.35  AST Small-Cap Growth Portfolio  16.65         $ 34,741,067

        On July 18, 2008 AST Deam Small-Cap Value Portfolio merged into AST Small-Cap Value Portfolio. The transfer from the old subaccount to the new subaccount is reflected in the Statement of Changes in Net Assets for the year ended December 31, 2008 as net transfers between subaccounts. The transfer occurred as follows:

Transferred From:                   NAV   Transferred To:                NAV    Balance Transferred:
-----------------                   ---   ---------------                ---    --------------------
AST DeAm Small-Cap Value Portfolio  8.23  AST Small-Cap Value Portfolio  11.38         $4,579,091.28

Note 2: Significant Accounting Policies

        The accompanying financial statements are prepared in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

        In September 2006, the FASB issued SFAS No. 157, "Fair Value Measurements." This Statement defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and requires additional disclosures about fair value measurements. This Statement does not require any new fair value measurements, but the application of this Statement could change current practices in determining fair value. The Account adopted this guidance effective January 1, 2008. For further discussion please refer to Note 3: Fair Value.

        Investments--The investments in shares of the portfolios are stated at the net asset value of the respective portfolios, whose investment securities are stated at fair value.

        Security Transactions--Realized gains and losses on security transactions are determined based upon an average cost. Purchase and sale transactions are recorded as of the trade date of the security being purchased or sold.

        Dividend and Distributions Received--Dividend and capital gain distributions received are reinvested in additional shares of the portfolios and are recorded on the ex distribution date.

Note 3: Fair Value

        SFAS No. 157 defines fair value as the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an ordinary transaction between market participants on the measurement date. SFAS No. 157 establishes a fair value hierarchy that requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value, and identifies three levels of inputs that may be used to measure fair value:

        Level 1--Quotes prices for identical instruments in active markets. Level 1 fair values generally are supported by market transactions that occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

        Level 2--Observable inputs other than Level 1 prices, such as quotes prices for similar instruments, quotes prices in market that are not active, and inputs to model-derived

                                      A55
        valuations that are not directly observable or can be corroborated by observable market data.

        Level 3--Unobservable inputs supported by little or no market activity and often requiring significant judgment or estimation, such as an entity's own assumptions about the cash flows or other significant components of value that market participants would use in pricing the asset or liability.

        All investment assets of each subaccount are classified as Level 1. The Account invests in open-ended mutual funds, available to contract holders of variable annuity insurance policies. Contract holders may, without restriction, transact at the daily Net Asset Value(s) ("NAV") of the mutual funds. The NAV represents the daily per share value of the portfolio of investments of the mutual funds, at which sufficient volumes of transactions occur.

        As all assets of the account are classified as Level 1, no reconciliation of Level 3 assets and change in unrealized gains (losses) for Level 3 assets still held as of December 31, 2008 are presented.

Note 4: Taxes

        Pruco Life is taxed as a "life insurance company" as defined by the Internal Revenue Code. The results of operations of the Account form a part of PFI's consolidated federal tax return. Under current federal law, no federal income taxes are payable by the Account. As such, no provision for tax liability has been recorded in these financial statements. Pruco Life Management will review periodically the status of this policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the contracts.

Note 5: Purchases and Sales of Investments

        The aggregate costs of purchases and proceeds from sales, excluding distributions received and invested, of investments in the portfolios for the year ended December 31, 2008 were as follows:

                                                                    Purchases       Sales
                                                                   ------------ -------------
Prudential Money Market Portfolio................................. $237,800,865 $(155,343,207)
Prudential Diversified Bond Portfolio............................. $  2,224,459 $ (61,558,657)
Prudential Equity Portfolio....................................... $  3,673,118 $ (57,458,174)
Prudential Flexible Managed Portfolio............................. $     69,614 $  (4,352,441)
Prudential Conservative Balanced Portfolio........................ $    170,390 $  (6,529,510)
Prudential Value Portfolio........................................ $  6,547,124 $ (70,059,817)
Prudential High Yield Bond Portfolio.............................. $    220,028 $ (34,339,204)
Prudential Natural Resources Portfolio............................ $    876,977 $  (4,787,968)
Prudential Stock Index Portfolio.................................. $  6,643,573 $ (85,058,228)
Prudential Global Portfolio....................................... $  3,549,379 $ (21,453,929)
Prudential Jennison Portfolio..................................... $  3,885,614 $ (76,189,412)
Prudential Small Capitalization Stock Portfolio................... $    895,031 $ (17,914,874)
T. Rowe Price International Stock Portfolio....................... $  1,169,766 $  (6,449,420)
T. Rowe Price Equity Income Portfolio............................. $    305,304 $ (19,908,985)
Premier VIT OpCap Managed Portfolio............................... $     35,584 $ (21,708,958)
Premier VIT NACM Small Cap Portfolio.............................. $    124,768 $ (10,358,426)
AIM V.I. Core Equity Fund......................................... $      8,404 $ (27,144,434)
Janus Aspen Large Cap Growth Portfolio - Institutional Shares..... $    215,985 $ (15,699,513)
Janus Aspen International Growth Portfolio - Institutional Shares. $    589,005 $ (38,892,855)
MFS VIT Research Bond Series - Initial Class...................... $    100,315 $  (5,105,101)
MFS VIT Growth Series - Initial Class............................. $    316,902 $ (14,631,957)
Credit Suisse Trust Global Small Cap Portfolio.................... $    234,986 $  (2,518,022)
American Century VP Value Fund.................................... $     96,786 $  (8,734,566)
Franklin Templeton Small-Mid Cap Growth Securities Fund........... $    436,441 $  (6,230,335)

                                      A56

                                                             Purchases       Sales
                                                            ------------ -------------
Prudential Jennison 20/20 Focus Portfolio.................. $  2,189,428 $ (12,440,322)
Prudential Diversified Conservative Growth Portfolio....... $  2,175,432 $ (20,234,920)
Davis Value Portfolio...................................... $  1,145,243 $ (12,410,686)
AllianceBernstein Large Cap Growth Portfolio............... $    444,957 $  (1,629,242)
Prudential SP T.Rowe Price Large - Cap Growth Portfolio.... $    891,001 $ (56,390,883)
Prudential SP Davis Value Portfolio........................ $  5,885,845 $ (35,680,599)
Prudential SP Small Cap Value Portfolio.................... $  5,194,537 $ (34,063,685)
Prudential SP Small Cap Growth Portfolio................... $    759,622 $ (37,512,233)
Prudential SP PIMCO Total Return Portfolio................. $ 58,517,172 $(114,857,253)
Prudential SP PIMCO High Yield Portfolio................... $  3,550,275 $ (34,649,772)
Janus Aspen Large Cap Growth Portfolio - Service Shares.... $  1,182,291 $  (3,805,846)
Prudential SP Large Cap Value Portfolio.................... $    939,639 $ (79,708,941)
Prudential SP AIM Core Equity Portfolio.................... $    350,302 $ (27,733,510)
Prudential SP Strategic Partners Focused Growth Portfolio.. $  2,077,800 $ (5,844,433)
Prudential SP Mid Cap Growth Portfolio..................... $  2,153,062 $ (17,373,030)
SP Prudential U.S. Emerging Growth Portfolio............... $  4,494,012 $ (29,509,441)
Prudential SP Conservative Asset Allocation Portfolio...... $ 36,729,860 $(116,749,673)
Prudential SP Balanced Asset Allocation Portfolio.......... $ 22,272,729 $(198,227,541)
Prudential SP Growth Asset Allocation Portfolio............ $ 13,560,723 $(155,952,391)
Prudential SP Aggressive Growth Asset Allocation Portfolio. $  1,339,901 $ (22,717,697)
Prudential SP International Growth Portfolio............... $  7,388,459 $ (20,282,560)
Prudential SP International Value Portfolio................ $  3,539,307 $ (25,319,066)
Evergreen VA Diversified Capital Builder Fund.............. $     76,189 $    (169,195)
Evergreen VA Growth Fund................................... $     92,906 $    (243,711)
Evergreen VA Omega Fund.................................... $     26,178 $    (453,675)
Evergreen VA Special Values Fund........................... $    251,696 $  (1,415,599)
Evergreen VA International Equity Fund..................... $     96,714 $    (323,493)
Evergreen VA Fundamental Large Cap Fund.................... $    259,033 $    (764,835)
AST AllianceBernstein Growth & Income Portfolio............ $  4,073,698 $  (3,628,309)
AST American Century Income & Growth Portfolio............. $  3,439,937 $  (2,176,707)
AST Schroders Multi Asset World Strategies Portfolio....... $ 45,597,155 $ (29,725,660)
AST Cohen & Steers Realty Portfolio........................ $  6,028,063 $  (6,179,044)
AST UBS Dynamic Alpha Portfolio............................ $209,951,642 $(110,126,683)
AST DeAM Large-Cap Value Portfolio......................... $  2,295,889 $  (8,412,730)
AST Neuberger Berman Small-Cap Growth Portfolio............ $  2,346,015 $  (2,313,287)
AST DeAM Small-Cap Value Portfolio......................... $    564,286 $  (5,076,523)
AST High Yield Portfolio................................... $  2,536,438 $  (2,979,581)
AST Federated Aggressive Growth Portfolio.................. $  2,259,173 $  (4,160,927)
AST Mid-Cap Value Portfolio................................ $  1,728,414 $  (2,025,953)
AST Small-Cap Value Portfolio.............................. $  8,692,425 $  (4,035,732)
AST Goldman Sachs Concentrated Growth Portfolio............ $  6,737,674 $  (6,347,978)
AST Goldman Sachs Mid-Cap Growth Portfolio................. $  4,594,995 $  (4,410,735)
AST Large-Cap Value Portfolio.............................. $ 78,812,676 $ (12,098,522)
AST Lord Abbett Bond-Debenture Portfolio................... $  3,725,721 $  (4,917,321)
AST Marsico Capital Growth Portfolio....................... $ 34,152,660 $ (10,545,796)
AST MFS Growth Portfolio................................... $  4,870,388 $  (3,216,711)
AST Neuberger Berman Mid-Cap Growth Portfolio.............. $  4,686,768 $  (8,203,582)
AST Neuberger Berman/LSV Mid-Cap Value Portfolio........... $  3,332,171 $  (5,326,537)
AST PIMCO Limited Maturity Bond Portfolio.................. $ 34,323,679 $ (15,878,366)
AST AllianceBernstein Core Value Portfolio................. $  1,702,102 $  (2,637,394)
AST QMA US Equity Alpha.................................... $  1,634,038 $  (1,712,507)
AST T. Rowe Price Natural Resources Portfolio.............. $ 43,312,513 $ (39,494,759)
AST T. Rowe Price Asset Allocation Portfolio............... $173,571,351 $(139,311,707)
AST MFS Global Equity Portfolio............................ $  3,624,040 $  (2,790,712)
AST JPMorgan International Equity Portfolio................ $  6,877,335 $  (6,046,000)
AST T. Rowe Price Global Bond Portfolio.................... $ 27,615,423 $ (19,123,679)
AST Aggressive Asset Allocation Portfolio.................. $ 16,070,357 $ (11,936,291)
AST Capital Growth Asset Allocation Portfolio.............. $587,941,879 $(710,015,499)
AST Academic Strategies Asset Allocation Portfolio......... $457,941,312 $(498,711,287)
AST Balanced Asset Allocation Portfolio.................... $445,154,161 $(284,827,733)
AST Preservation Asset Allocation Portfolio................ $285,178,596 $(111,690,110)

                                      A57

                                                         Purchases        Sales
                                                       -------------- -------------
AST First Trust Balanced Target Portfolio............. $  155,257,064 $(133,671,424)
AST First Trust Capital Appreciation Target Portfolio. $  231,824,046 $(222,109,344)
AST Advanced Strategies Portfolio..................... $  263,335,644 $(249,653,676)
AST T. Rowe Price Large-Cap Growth Portfolio.......... $   56,284,559 $  (7,309,811)
AST Money Market Portfolio............................ $   96,857,635 $ (45,246,444)
AST Small-Cap Growth Portfolio........................ $   37,457,551 $  (5,255,409)
AST PIMCO Total Return Bond Portfolio................. $   25,654,058 $  (8,107,192)
AST International Value Portfolio..................... $    3,383,504 $  (2,702,421)
AST International Growth Portfolio.................... $    4,270,187 $  (2,093,944)
Gartmore NVIT Developing Markets Fund................. $    6,095,933 $ (12,699,898)
AST Western Asset Core Plus Bond Portfolio............ $    7,351,395 $  (2,209,181)
AST Investment Grade Bond Portfolio................... $1,203,108,624 $(566,451,063)
AST Bond Portfolio 2018............................... $   41,909,575 $ (22,496,867)
AST Bond Portfolio 2019............................... $   21,803,197 $  (5,779,377)
AST Global Real Estate Portfolio...................... $      243,794 $     (55,065)
AST Parametric Emerging Markets Equity Portfolio...... $      742,172 $    (141,107)
AST Focus Four Plus Portfolio......................... $   12,855,629 $  (5,205,243)
Franklin Templeton VIP Founding Funds Allocation Fund. $   52,572,747 $ (25,000,947)
AST Goldman Sachs Small-Cap Value Portfolio........... $      863,745 $    (253,551)
AST CLS Growth Asset Allocation Portfolio............. $   28,523,405 $ (13,753,958)
AST CLS Moderate Asset Allocation Portfolio........... $   44,234,453 $ (17,792,943)
AST Horizon Growth Asset Allocation Portfolio......... $   17,140,964 $  (7,566,313)
AST Horizon Moderate Asset Allocation Portfolio....... $   28,970,479 $ (10,622,278)
AST Niemann Capital Growth Asset Allocation Portfolio. $   11,516,363 $  (5,169,392)
ProFund VP Consumer Services.......................... $       14,022 $      (3,784)
ProFund VP Consumer Goods Portfolio................... $      172,582 $    (106,801)
ProFund VP Financials................................. $      401,678 $    (164,115)
ProFund VP Healthcare................................. $      327,152 $    (144,845)
ProFund VP Industrials................................ $       67,601 $     (14,911)
ProFund VP Mid-Cap Growth............................. $      256,905 $    (162,145)
ProFund VP Mid-Cap Value.............................. $      137,472 $     (85,890)
ProFund VP Real Estate................................ $       68,506 $      (9,751)
ProFund VP Small-Cap Growth........................... $      159,094 $     (98,696)
ProFund VP Small-Cap Value............................ $       58,700 $     (36,546)
ProFund VP Telecommunications......................... $       49,738 $     (12,036)
ProFund VP Utilities.................................. $       46,387 $      (8,655)
ProFund VP Large-Cap Growth........................... $        9,799 $         (46)
ProFund VP Large-Cap Value............................ $       19,732 $        (120)

Note 6: Related Party Transactions

        PFI and its affiliates perform various services on behalf of the Series Funds in which the Account invests and may receive fees for the services performed. These services include, among other things, shareholder communications, preparation, postage, fund transfer agency and various other record keeping and customer service functions.

        The Series Funds have management agreements with Prudential Investment LLC ("PI") and AST Investment Services, Inc, indirect, wholly-owned subsidiaries of PFI (together the "Investment Managers"). Pursuant to these agreements, the Investment Managers have responsibility for all investment advisory services and supervise the subadvisors' performance of such services. The Investment Managers entered into subadvisory agreements with several subadvisors, including Prudential Investment Management, Inc. and Jennison Associates LLC, which are indirect, wholly-owned subsidiaries of PFI.

        The Prudential Series Fund has a distribution agreement with Prudential Investment Management Services LLC ("PIMS"), an indirect, wholly-owned subsidiary of PFI, which acts as the distributor of the Class I and Class II shares of the Series Fund. No distribution or service fees are paid to PIMS as distributor of the Class I shares of the Series Fund.

                                      A58

        The Investment Managers have agreed to reimburse certain portfolios of the Series Funds the portion of the management fee for that Portfolio equal to the amount that the aggregate annual ordinary operating expenses (excluding interest, taxes, and brokerage commissions) exceeds various agreed upon percentages of the portfolio's average daily net assets.

Note 7: Financial Highlights

        Pruco Life sells a number of variable annuity products that are funded by the Account. These products have unique combinations of features and fees that are charged against the contract owner's account balance. Differences in the fee structures result in a variety of unit values, expense ratios and total returns.

        The following table was developed by determining which products offered by Pruco Life and funded by the Account have the lowest and highest expense ratio. Only product designs within each subaccount that had units outstanding during the respective periods were considered when determining the lowest and highest expense ratio. The summary may not reflect the minimum and maximum contract charges offered by Pruco Life as contract owners may not have selected all available and applicable contract options.

                               At year ended                              For year ended
                   --------------------------------------  -----------------------------------------------
                                                    Net    Investment
                   Units        Unit Value         Assets    Income   Expense Ratio**     Total Return***
                   (000s)    Lowest -- Highest     (000s)    Ratio*   Lowest -- Highest  Lowest -- Highest
                   ------- ---------------------  -------- ---------- -----------------  ------------------
                                            Prudential Money Market Portfolio
                   --------------------------------------------------------------------------------------
December 31, 2008  322,560 $1.05484 to  $10.69759 $382,009   2.58%    1.00%  to   2.45%    0.19% to    1.63%
December 31, 2007  244,095 $1.04749 to  $10.66982 $291,003   4.93%    1.00%  to   2.20%    2.79% to    3.63%
December 31, 2006  223,442 $1.01572 to  $10.36025 $258,478   4.67%    1.35%  to   2.00%    2.67% to    3.35%
December 31, 2005  183,246 $0.98795 to  $ 1.26691 $209,879   2.84%    1.35%  to   2.00%    0.88% to    1.54%
December 31, 2004  213,892 $0.97813 to  $ 1.24840 $243,516   1.00%    1.35%  to   2.00%   -0.93% to   -0.33%

                                          Prudential Diversified Bond Portfolio
                   --------------------------------------------------------------------------------------
December 31, 2008  144,786 $1.36361 to  $ 1.63556 $236,342   5.11%    1.35%  to   1.65%   -5.02% to   -4.74%
December 31, 2007  177,980 $1.43562 to  $ 1.71791 $305,167   5.00%    1.35%  to   1.65%    4.00% to    4.31%
December 31, 2006  203,399 $1.38043 to  $ 1.64793 $334,597   4.86%    1.35%  to   1.65%    3.28% to    3.59%
December 31, 2005  241,749 $1.33655 to  $ 1.59160 $384,058   5.25%    1.35%  to   1.65%    1.61% to    1.91%
December 31, 2004  283,870 $1.31540 to  $ 1.56260 $442,817   4.38%    1.35%  to   1.65%    3.87% to    4.18%

                                               Prudential Equity Portfolio
                   --------------------------------------------------------------------------------------
December 31, 2008  155,514 $0.80955 to  $ 1.37073 $197,063   1.44%    1.35%  to   2.00%  -39.37% to  -38.98%
December 31, 2007  183,783 $1.33060 to  $ 2.24766 $382,486   1.01%    1.35%  to   2.00%    7.17% to    7.86%
December 31, 2006  215,288 $1.23731 to  $ 2.08496 $417,027   1.04%    1.35%  to   2.00%   10.37% to   11.08%
December 31, 2005  249,850 $1.11720 to  $ 1.87806 $438,393   0.96%    1.35%  to   2.00%    9.29% to    9.98%
December 31, 2004  266,362 $1.01871 to  $ 1.70828 $435,764   1.24%    1.35%  to   2.00%    7.77% to    8.46%

                                          Prudential Flexible Managed Portfolio
                   --------------------------------------------------------------------------------------
December 31, 2008   10,713 $1.42078 to  $ 1.42078 $ 15,220   2.99%    1.40%  to   1.40%  -25.86% to  -25.86%
December 31, 2007   13,097 $1.91640 to  $ 1.91640 $ 25,100   2.25%    1.40%  to   1.40%    4.89% to    4.89%
December 31, 2006   15,163 $1.82712 to  $ 1.82712 $ 27,704   2.03%    1.40%  to   1.40%   10.62% to   10.62%
December 31, 2005   17,773 $1.65164 to  $ 1.65164 $ 29,354   2.01%    1.40%  to   1.40%    2.73% to    2.73%
December 31, 2004   21,202 $1.60781 to  $ 1.60781 $ 34,089   1.48%    1.40%  to   1.40%    9.21% to    9.21%

                                       Prudential Conservative Balanced Portfolio
                   --------------------------------------------------------------------------------------
December 31, 2008   16,534 $1.42042 to  $ 1.42042 $ 23,485   3.49%    1.40%  to   1.40%  -22.49% to  -22.49%
December 31, 2007   20,216 $1.83259 to  $ 1.83259 $ 37,048   2.81%    1.40%  to   1.40%    4.65% to    4.65%
December 31, 2006   23,410 $1.75118 to  $ 1.75118 $ 40,995   2.65%    1.40%  to   1.40%    8.91% to    8.91%
December 31, 2005   28,153 $1.60793 to  $ 1.60793 $ 45,268   2.44%    1.40%  to   1.40%    2.01% to    2.01%
December 31, 2004   34,197 $1.57630 to  $ 1.57630 $ 53,905   2.04%    1.40%  to   1.40%    6.54% to    6.54%

                                               Prudential Value Portfolio
                   --------------------------------------------------------------------------------------
December 31, 2008  129,517 $0.88118 to  $ 1.71665 $188,188   1.86%    1.35%  to   2.00%  -43.43% to  -43.07%
December 31, 2007  158,069 $1.55562 to  $ 3.01663 $400,689   1.31%    1.35%  to   2.00%    1.15% to    1.81%
December 31, 2006  186,033 $1.53477 to  $ 2.96458 $465,824   1.44%    1.35%  to   2.00%   17.60% to   18.35%
December 31, 2005  196,035 $1.30259 to  $ 2.50630 $426,327   1.37%    1.35%  to   2.00%   14.39% to   15.11%
December 31, 2004  202,438 $1.13655 to  $ 2.17838 $396,997   1.36%    1.35%  to   2.00%   14.03% to   14.76%

                                      A59

                               At year ended                             For year ended
                   -------------------------------------  -----------------------------------------------
                                                   Net    Investment
                   Units        Unit Value        Assets    Income   Expense Ratio**     Total Return***
                   (000s)   Lowest -- Highest     (000s)    Ratio*   Lowest -- Highest  Lowest -- Highest
                   ------- --------------------  -------- ---------- -----------------  ------------------
                                          Prudential High Yield Bond Portfolio
                   -------------------------------------------------------------------------------------
December 31, 2008   74,439 $1.03639 to  $1.28867 $ 95,747   8.53%    1.35%  to   1.65%  -23.54% to  -23.32%
December 31, 2007   95,300 $1.35549 to  $1.68122 $159,924   7.01%    1.35%  to   1.65%    0.96% to    1.26%
December 31, 2006  111,866 $1.34263 to  $1.66129 $185,506   7.73%    1.35%  to   1.65%    8.44% to    8.77%
December 31, 2005  133,431 $1.23810 to  $1.52788 $203,527   6.74%    1.35%  to   1.65%    1.74% to    2.01%
December 31, 2004  160,681 $1.21693 to  $1.49829 $240,357   7.23%    1.35%  to   1.65%    8.52% to    8.84%

                                         Prudential Natural Resources Portfolio
                   -------------------------------------------------------------------------------------
December 31, 2008    2,069 $4.22664 to  $4.22664 $  8,745   0.79%    1.40%  to   1.40%  -53.65% to  -53.65%
December 31, 2007    2,521 $9.11983 to  $9.11983 $ 22,994   0.60%    1.40%  to   1.40%   46.23% to   46.23%
December 31, 2006    2,954 $6.23651 to  $6.23651 $ 18,425   1.93%    1.40%  to   1.40%   20.51% to   20.51%
December 31, 2005    3,343 $5.17504 to  $5.17504 $ 17,303   0.00%    1.40%  to   1.40%   53.76% to   53.76%
December 31, 2004    3,501 $3.36558 to  $3.36558 $ 11,783   3.40%    1.40%  to   1.40%   23.45% to   23.45%

                                            Prudential Stock Index Portfolio
                   -------------------------------------------------------------------------------------
December 31, 2008  252,566 $0.61713 to  $1.39552 $288,792   2.26%    1.35%  to   2.00%  -38.18% to  -37.77%
December 31, 2007  299,309 $0.99525 to  $2.24407 $551,545   1.51%    1.35%  to   2.00%    3.03% to    3.69%
December 31, 2006  353,178 $0.96309 to  $2.16530 $631,250   1.56%    1.35%  to   2.00%   13.28% to   14.02%
December 31, 2005  407,098 $0.84766 to  $1.90012 $645,583   1.47%    1.35%  to   2.00%    2.50% to    3.14%
December 31, 2004  443,160 $0.82464 to  $1.84300 $693,094   1.64%    1.35%  to   2.00%    8.29% to    8.98%

                                              Prudential Global Portfolio
                   -------------------------------------------------------------------------------------
December 31, 2008   57,722 $0.60723 to  $1.31055 $ 65,031   1.82%    1.35%  to   2.00%  -44.04% to  -43.68%
December 31, 2007   67,856 $1.08191 to  $2.32839 $135,883   1.05%    1.35%  to   2.00%    8.30% to    9.00%
December 31, 2006   76,284 $0.99602 to  $2.13726 $140,710   0.65%    1.35%  to   2.00%   17.31% to   18.05%
December 31, 2005   83,554 $0.84666 to  $1.81132 $131,804   0.61%    1.35%  to   2.00%   13.80% to   14.53%
December 31, 2004   92,115 $0.74184 to  $1.58248 $128,221   0.99%    1.35%  to   2.00%    7.44% to    8.13%

                                             Prudential Jennison Portfolio
                   -------------------------------------------------------------------------------------
December 31, 2008  223,476 $0.47008 to  $1.35460 $246,262   0.52%    1.35%  to   2.00%  -38.51% to  -38.11%
December 31, 2007  269,108 $0.76233 to  $2.19002 $479,398   0.28%    1.35%  to   2.00%    9.79% to   10.50%
December 31, 2006  323,560 $0.69237 to  $1.98290 $525,273   0.28%    1.35%  to   2.00%   -0.20% to    0.44%
December 31, 2005  372,673 $0.69178 to  $1.97537 $609,136   0.10%    1.35%  to   2.00%   12.31% to   13.05%
December 31, 2004  421,800 $0.61411 to  $1.74849 $620,026   0.45%    1.35%  to   2.00%    7.49% to    8.18%

                                    Prudential Small Capitalization Stock Portfolio
                   -------------------------------------------------------------------------------------
December 31, 2008   28,369 $1.39606 to  $2.09568 $ 51,677   1.16%    1.35%  to   1.65%  -32.16% to  -31.96%
December 31, 2007   35,286 $2.05789 to  $3.08163 $ 94,435   0.55%    1.35%  to   1.65%   -2.16% to   -1.86%
December 31, 2006   43,383 $2.10323 to  $3.14174 $118,332   0.56%    1.35%  to   1.65%   12.81% to   13.15%
December 31, 2005   50,766 $1.86435 to  $2.77814 $122,366   0.59%    1.35%  to   1.65%    5.52% to    5.83%
December 31, 2004   56,066 $1.76674 to  $2.62630 $127,911   0.59%    1.35%  to   1.65%   20.06% to   20.42%

                                      T. Rowe Price International Stock Portfolio
                   -------------------------------------------------------------------------------------
December 31, 2008   21,047 $0.64232 to  $0.87049 $ 18,227   1.89%    1.35%  to   1.65%  -49.54% to  -49.39%
December 31, 2007   24,452 $1.27297 to  $1.72087 $ 41,885   1.33%    1.35%  to   1.65%   11.19% to   11.52%
December 31, 2006   29,145 $1.14486 to  $1.54392 $ 44,784   1.16%    1.35%  to   1.65%   17.17% to   17.51%
December 31, 2005   31,879 $0.97711 to  $1.31451 $ 41,741   1.57%    1.35%  to   1.65%   14.16% to   14.49%
December 31, 2004   35,382 $0.85590 to  $1.14869 $ 40,479   1.09%    1.35%  to   1.65%   11.92% to   12.27%

                                         T. Rowe Price Equity Income Portfolio
                   -------------------------------------------------------------------------------------
December 31, 2008   43,431 $0.98503 to  $1.51606 $ 65,377   2.30%    1.35%  to   1.65%  -37.15% to  -36.96%
December 31, 2007   52,567 $1.56731 to  $2.40627 $125,668   1.67%    1.35%  to   1.65%    1.58% to    1.88%
December 31, 2006   63,395 $1.54295 to  $2.36313 $148,936   1.55%    1.35%  to   1.65%   17.03% to   17.39%
December 31, 2005   75,165 $1.31837 to  $2.01408 $150,483   1.54%    1.35%  to   1.65%    2.23% to    2.54%
December 31, 2004   84,329 $1.28960 to  $1.96512 $164,796   1.56%    1.35%  to   1.65%   13.05% to   13.39%

                                          Premier VIT OpCap Managed Portfolio
                   -------------------------------------------------------------------------------------
December 31, 2008   62,795 $.083791 to  $1.21179 $ 76,068   3.15%    1.35%  to   1.65%  -29.98% to  -29.77%
December 31, 2007   76,643 $1.19659 to  $1.72622 $132,249   2.18%    1.35%  to   1.65%    1.26% to    1.56%
December 31, 2006   91,386 $1.18165 to  $1.70043 $155,331   1.81%    1.35%  to   1.65%    7.87% to    8.20%
December 31, 2005  110,586 $1.09540 to  $1.57237 $173,819   1.23%    1.35%  to   1.65%    3.58% to    3.89%
December 31, 2004  132,223 $1.05759 to  $1.51433 $200,148   1.54%    1.35%  to   1.65%    8.97% to    9.29%

                                      A60

                               At year ended                             For year ended
                   -------------------------------------  -----------------------------------------------
                                                   Net    Investment
                   Units        Unit Value        Assets    Income   Expense Ratio**     Total Return***
                   (000s)   Lowest -- Highest     (000s)    Ratio*   Lowest -- Highest  Lowest -- Highest
                   ------- --------------------  -------- ---------- -----------------  ------------------
                                          Premier VIT NACM Small Cap Portfolio
                   -------------------------------------------------------------------------------------
December 31, 2008   20,849 $1.35126 to  $1.45680 $ 30,355   0.00%    1.35%  to   1.65%  -42.58% to  -42.41%
December 31, 2007   25,325 $2.35334 to  $2.53111 $ 64,058   0.00%    1.35%  to   1.65%   -1.06% to   -0.77%
December 31, 2006   31,549 $2.37865 to  $2.55214 $ 80,472   0.00%    1.35%  to   1.65%   22.07% to   22.43%
December 31, 2005   37,521 $1.94860 to  $2.08553 $ 78,204   0.00%    1.35%  to   1.65%   -1.56% to   -1.27%
December 31, 2004   46,585 $1.97949 to  $2.11349 $ 98,398   0.05%    1.35%  to   1.65%   15.97% to   16.31%

                                               AIM V.I. Core Equity Fund
                   -------------------------------------------------------------------------------------
December 31, 2008   72,675 $0.70126 to  $1.32547 $ 95,030   2.04%    1.35%  to   1.65%  -31.28% to  -31.08%
December 31, 2007   87,692 $1.02044 to  $1.92405 $166,656   1.04%    1.35%  to   1.65%    6.35% to    6.66%
December 31, 2006  105,519 $0.95952 to  $1.80467 $188,149   0.67%    1.35%  to   1.65%   14.81% to   15.16%
December 31, 2005   48,775 $0.83573 to  $1.56803 $ 75,486   1.43%    1.35%  to   1.65%    3.61% to    3.91%
December 31, 2004   58,701 $0.80658 to  $1.50970 $ 87,533   0.93%    1.35%  to   1.65%    7.19% to    7.52%

                             Janus Aspen Large Cap Growth Portfolio - Institutional Shares
                   -------------------------------------------------------------------------------------
December 31, 2008   51,812 $0.51888 to  $1.07198 $ 54,523   0.73%    1.35%  to   1.65%  -40.70% to  -40.53%
December 31, 2007   61,484 $0.87503 to  $1.80324 $109,043   0.70%    1.35%  to   1.65%   13.21% to   13.55%
December 31, 2006   73,096 $0.77290 to  $1.58878 $114,155   0.47%    1.35%  to   1.65%    9.57% to    9.91%
December 31, 2005   88,674 $0.70539 to  $1.44650 $126,204   0.33%    1.35%  to   1.65%    2.60% to    2.90%
December 31, 2004  108,636 $0.68751 to  $1.40646 $150,008   0.14%    1.35%  to   1.65%    2.81% to    3.13%

                           Janus Aspen International Growth Portfolio - Institutional Shares
                   -------------------------------------------------------------------------------------
December 31, 2008   48,523 $1.16037 to  $2.07911 $ 99,657   1.20%    1.35%  to   1.65%  -52.89% to  -52.75%
December 31, 2007   58,643 $2.46327 to  $4.40276 $254,812   0.61%    1.35%  to   1.65%   26.22% to   26.60%
December 31, 2006   70,571 $1.95154 to  $3.47954 $242,355   1.95%    1.35%  to   1.65%   44.65% to   45.08%
December 31, 2005   81,367 $1.34919 to  $2.39973 $192,824   1.20%    1.35%  to   1.65%   30.16% to   30.54%
December 31, 2004   94,695 $1.03659 to  $1.83930 $172,017   0.90%    1.35%  to   1.65%   17.02% to   17.35%

                                      MFS VIT Research Bond Series - Initial Class
                   -------------------------------------------------------------------------------------
December 31, 2008   15,464 $0.69863 to  $1.12501 $ 17,310   0.54%    1.35%  to   1.65%  -37.13% to  -36.94%
December 31, 2007   18,594 $1.11117 to  $1.78496 $ 33,009   0.72%    1.35%  to   1.65%   11.36% to   11.69%
December 31, 2006   22,867 $0.99783 to  $1.59906 $ 36,354   0.52%    1.35%  to   1.65%    8.69% to    8.99%
December 31, 2005   27,680 $0.91808 to  $1.46772 $ 40,404   0.49%    1.35%  to   1.65%    6.06% to    6.37%
December 31, 2004   33,162 $0.86562 to  $1.38048 $ 45,567   1.08%    1.35%  to   1.65%   13.97% to   14.31%

                                         MFS VIT Growth Series - Initial Class
                   -------------------------------------------------------------------------------------
December 31, 2008   45,316 $0.58889 to  $1.09086 $ 49,106   0.23%    1.35%  to   1.65%  -38.43% to  -38.25%
December 31, 2007   54,292 $0.95653 to  $1.76744 $ 95,336   0.00%    1.35%  to   1.65%   19.20% to   19.55%
December 31, 2006   66,215 $0.80244 to  $1.47914 $ 97,350   0.00%    1.35%  to   1.65%    6.16% to    6.45%
December 31, 2005   80,363 $0.75590 to  $1.39011 $111,071   0.00%    1.35%  to   1.65%    7.43% to    7.75%
December 31, 2004   98,291 $0.70362 to  $1.29091 $126,133   0.00%    1.35%  to   1.65%   11.13% to   11.46%

                                     Credit Suisse Trust Global Small Cap Portfolio
                   -------------------------------------------------------------------------------------
December 31, 2008   11,498 $0.53763 to  $0.71365 $  8,187   1.76%    1.35%  to   1.65%  -47.62% to  -47.46%
December 31, 2007   13,308 $1.02639 to  $1.35908 $ 18,050   0.00%    1.35%  to   1.65%   -5.52% to   -5.24%
December 31, 2006   15,776 $1.08635 to  $1.43500 $ 22,593   0.00%    1.35%  to   1.65%   11.39% to   11.70%
December 31, 2005   19,130 $0.97531 to  $1.28530 $ 24,548   0.00%    1.35%  to   1.65%   14.26% to   14.59%
December 31, 2004   22,247 $0.85361 to  $1.12210 $ 24,922   0.00%    1.35%  to   1.65%   16.07% to   16.42%

                                             American Century VP Value Fund
                   -------------------------------------------------------------------------------------
December 31, 2008   17,240 $1.25041 to  $1.50461 $ 25,826   2.56%    1.35%  to   1.65%  -27.97% to  -27.75%
December 31, 2007   21,699 $1.73593 to  $2.08379 $ 44,987   1.66%    1.35%  to   1.65%   -6.68% to   -6.41%
December 31, 2006   26,126 $1.86028 to  $2.22761 $ 57,938   1.42%    1.35%  to   1.65%   16.73% to   17.08%
December 31, 2005   30,623 $1.59361 to  $1.90364 $ 58,037   0.90%    1.35%  to   1.65%    3.33% to    3.63%
December 31, 2004   34,892 $1.54228 to  $1.83772 $ 63,894   1.01%    1.35%  to   1.65%   12.49% to   12.81%

                                Franklin Templeton Small-Mid Cap Growth Securities Fund
                   -------------------------------------------------------------------------------------
December 31, 2008   19,232 $0.61753 to  $1.06167 $ 19,939   0.00%    1.35%  to   1.65%  -43.43% to  -43.26%
December 31, 2007   22,773 $1.09168 to  $1.87203 $ 41,618   0.00%    1.35%  to   1.65%    9.41% to    9.75%
December 31, 2006   27,564 $0.99775 to  $1.70655 $ 45,925   0.00%    1.35%  to   1.65%    6.93% to    7.25%
December 31, 2005   33,253 $0.93308 to  $1.59202 $ 51,693   0.00%    1.35%  to   1.65%    3.08% to    3.40%
December 31, 2004   39,929 $0.90516 to  $1.54056 $ 60,060   0.00%    1.35%  to   1.65%    9.66% to    9.99%

                                      A61

                               At year ended                              For year ended
                   --------------------------------------  -----------------------------------------------
                                                    Net    Investment
                   Units        Unit Value         Assets    Income   Expense Ratio**     Total Return***
                   (000s)    Lowest -- Highest     (000s)    Ratio*   Lowest -- Highest  Lowest -- Highest
                   ------- ---------------------  -------- ---------- -----------------  ------------------
                                        Prudential Jennison 20/20 Focus Portfolio
                   --------------------------------------------------------------------------------------
December 31, 2008   38,183 $1.00550 to  $ 1.05981 $ 40,440   0.56%    1.35%  to   1.65%  -40.14% to  -39.96%
December 31, 2007   44,588 $1.67967 to  $ 1.76615 $ 78,700   0.56%    1.35%  to   1.65%    8.79% to    9.12%
December 31, 2006   52,651 $1.54401 to  $ 1.61949 $ 85,221   0.40%    1.35%  to   1.65%   12.28% to   12.61%
December 31, 2005   52,853 $1.37511 to  $ 1.43892 $ 76,014   0.24%    1.35%  to   1.65%   19.62% to   19.98%
December 31, 2004   51,736 $1.14958 to  $ 1.20003 $ 62,053   0.10%    1.35%  to   1.65%   14.05% to   14.39%

                                  Prudential Diversified Conservative Growth Portfolio
                   --------------------------------------------------------------------------------------
December 31, 2008   69,129 $1.12804 to  $ 1.15893 $ 79,508   3.90%    1.35%  to   1.65%  -22.83% to  -22.60%
December 31, 2007   81,708 $1.46175 to  $ 1.49727 $121,479   3.29%    1.35%  to   1.65%    4.18% to    4.50%
December 31, 2006   92,717 $1.40304 to  $ 1.43284 $131,993   3.32%    1.35%  to   1.65%    5.19% to    5.51%
December 31, 2005  106,144 $1.33377 to  $ 1.35805 $143,304   3.13%    1.35%  to   1.65%    5.30% to    5.62%
December 31, 2004  123,176 $1.26658 to  $ 1.28576 $157,523   3.12%    1.35%  to   1.65%    7.79% to    8.11%

                                                  Davis Value Portfolio
                   --------------------------------------------------------------------------------------
December 31, 2008   39,032 $0.74684 to  $ 0.76620 $ 29,758   0.93%    1.35%  to   1.65%  -41.30% to  -41.12%
December 31, 2007   48,817 $1.27220 to  $ 1.30132 $ 63,255   1.06%    1.35%  to   1.65%    2.92% to    3.24%
December 31, 2006   57,391 $1.23605 to  $ 1.26051 $ 72,077   0.76%    1.35%  to   1.65%   13.13% to   13.48%
December 31, 2005   61,958 $1.09258 to  $ 1.11081 $ 68,608   0.95%    1.35%  to   1.65%    7.67% to    7.99%
December 31, 2004   69,705 $1.01470 to  $ 1.02858 $ 71,511   0.83%    1.35%  to   1.65%   10.51% to   10.85%

                                      AllianceBernstein Large Cap Growth Portfolio
                   --------------------------------------------------------------------------------------
December 31, 2008   10,045 $0.41663 to  $ 0.42781 $  4,273   0.00%    1.35%  to   1.65%  -40.80% to  -40.62%
December 31, 2007   11,891 $0.70378 to  $ 0.72051 $  8,527   0.00%    1.35%  to   1.65%   11.76% to   12.10%
December 31, 2006   15,195 $0.62974 to  $ 0.64277 $  9,727   0.00%    1.35%  to   1.65%   -2.26% to   -1.95%
December 31, 2005   17,225 $0.64427 to  $ 0.65558 $ 11,255   0.00%    1.35%  to   1.65%   12.98% to   13.30%
December 31, 2004   19,560 $0.57025 to  $ 0.57864 $ 11,286   0.00%    1.35%  to   1.65%    6.60% to    6.91%

                       Prudential SP T.Rowe Price Large-Cap Growth Portfolio (Expired May 1, 2008)
                   --------------------------------------------------------------------------------------
December 31, 2008        0 $0.00000 to  $ 0.00000 $      0   0.00%    1.40%  to   2.00%   -4.51% to   -4.31%
December 31, 2007   48,895 $0.78153 to  $ 1.58021 $ 58,021   0.23%    1.40%  to   2.00%    6.08% to    6.71%
December 31, 2006   54,219 $0.73459 to  $ 1.48086 $ 60,244   0.00%    1.40%  to   2.00%    3.84% to    4.46%
December 31, 2005   57,242 $0.70537 to  $ 1.41770 $ 59,791   0.00%    1.40%  to   2.00%   14.21% to   14.89%
December 31, 2004   60,177 $0.61576 to  $ 1.23406 $ 53,433   0.00%    1.40%  to   2.00%    4.01% to    4.65%

                                           Prudential SP Davis Value Portfolio
                   --------------------------------------------------------------------------------------
December 31, 2008  126,902 $0.77014 to  $ 1.03785 $115,973   1.48%    1.40%  to   2.00%  -41.06% to  -40.71%
December 31, 2007  148,469 $1.30281 to  $ 1.75049 $228,363   0.77%    1.40%  to   2.00%    2.52% to    3.13%
December 31, 2006  168,113 $1.26697 to  $ 1.69738 $250,553   0.82%    1.40%  to   2.00%   12.78% to   13.45%
December 31, 2005  185,836 $1.12018 to  $ 1.49631 $243,820   0.92%    1.40%  to   2.00%    7.38% to    8.02%
December 31, 2004  189,704 $1.04012 to  $ 1.38531 $228,840   0.40%    1.40%  to   2.00%   10.32% to   10.98%

                                         Prudential SP Small Cap Value Portfolio
                   --------------------------------------------------------------------------------------
December 31, 2008   94,790 $0.89606 to  $ 1.16633 $103,259   1.11%    1.35%  to   2.00%  -31.87% to  -31.43%
December 31, 2007  113,884 $1.31385 to  $ 1.70189 $181,132   0.71%    1.35%  to   2.00%   -5.53% to   -4.92%
December 31, 2006  132,316 $1.38934 to  $ 1.79078 $221,323   0.54%    1.35%  to   2.00%   12.36% to   13.08%
December 31, 2005  151,550 $1.23523 to  $ 1.58443 $224,147   0.52%    1.35%  to   2.00%    2.57% to    3.22%
December 31, 2004  149,233 $1.20315 to  $ 1.53719 $213,281   0.17%    1.35%  to   2.00%   18.32% to   19.07%

                             Prudential SP Small Cap Growth Portfolio (Expired May 1, 2008)
                   --------------------------------------------------------------------------------------
December 31, 2008        0 $0.00000 to  $ 0.00000 $      0   0.00%    1.35%  to   2.00%   -4.05% to   -3.84%
December 31, 2007   33,029 $0.70004 to  $ 1.49464 $ 38,340   0.00%    1.35%  to   2.00%    4.27% to    4.94%
December 31, 2006   37,498 $0.66939 to  $ 1.42492 $ 41,332   0.00%    1.40%  to   2.00%   10.18% to   10.85%
December 31, 2005   39,603 $0.60571 to  $ 1.28565 $ 39,328   0.00%    1.40%  to   2.00%    0.47% to    1.08%
December 31, 2004   38,777 $0.60112 to  $ 1.27212 $ 36,834   0.00%    1.40%  to   2.00%   -2.87% to   -2.29%

                                       Prudential SP PIMCO Total Return Portfolio
                   --------------------------------------------------------------------------------------
December 31, 2008  291,243 $1.11953 to  $10.76672 $366,115   5.03%    1.35%  to   2.15%   -2.30% to   -1.52%
December 31, 2007  332,989 $1.14412 to  $ 1.46251 $425,871   4.33%    1.35%  to   2.00%    7.29% to    7.97%
December 31, 2006  361,785 $1.06640 to  $10.22328 $430,529   4.22%    1.35%  to   2.50%    1.16% to    2.30%
December 31, 2005  398,806 $1.04909 to  $ 1.32513 $466,974   4.71%    1.35%  to   2.00%    0.37% to    1.03%
December 31, 2004  403,102 $1.04519 to  $ 1.31224 $471,428   1.95%    1.35%  to   2.00%    3.20% to    3.89%

                                      A62

                                At year ended                               For year ended
                   ----------------------------------------  -----------------------------------------------
                                                     Net     Investment
                   Units        Unit Value          Assets     Income   Expense Ratio**     Total Return***
                   (000s)    Lowest -- Highest      (000s)     Ratio*   Lowest -- Highest  Lowest -- Highest
                   ------- ---------------------  ---------- ---------- -----------------  ------------------
                                         Prudential SP PIMCO High Yield Portfolio
                   ----------------------------------------------------------------------------------------
December 31, 2008   95,717 $0.94423 to  $ 1.11527 $  101,735   8.07%    1.40%  to   2.00%  -26.97% to  -26.53%
December 31, 2007  117,649 $1.29298 to  $10.91469 $  170,618   6.99%    1.40%  to   2.45%    1.30% to    2.36%
December 31, 2006  130,998 $1.27068 to  $ 1.48318 $  186,032   7.32%    1.40%  to   2.00%    7.35% to    8.02%
December 31, 2005  145,355 $1.18368 to  $ 1.37312 $  191,575   6.47%    1.40%  to   2.00%    2.01% to    2.61%
December 31, 2004  146,925 $1.16040 to  $ 1.33818 $  189,300   6.80%    1.40%  to   2.00%    7.18% to    7.81%

                                  Janus Aspen Large Cap Growth Portfolio - Service Shares
                   ----------------------------------------------------------------------------------------
December 31, 2008   18,115 $0.43625 to  $ 0.96655 $   12,589   0.58%    1.40%  to   2.00%  -41.05% to  -40.70%
December 31, 2007   20,946 $0.73781 to  $ 1.62992 $   24,219   0.58%    1.40%  to   2.00%   12.54% to   13.21%
December 31, 2006   22,671 $0.65369 to  $ 1.43985 $   22,717   0.28%    1.40%  to   2.00%    8.96% to    9.60%
December 31, 2005   24,175 $0.59821 to  $ 1.31370 $   21,744   0.13%    1.40%  to   2.00%    1.98% to    2.59%
December 31, 2004   26,095 $0.58487 to  $ 1.28061 $   22,332   0.00%    1.40%  to   2.00%    2.16% to    2.77%

                               Prudential SP Large Cap Value Portfolio (Expired May 1, 2008)
                   ----------------------------------------------------------------------------------------
December 31, 2008        0 $0.00000 to  $ 0.00000 $        0   0.00%    1.35%  to   2.00%   -4.36% to   -4.15%
December 31, 2007   56,358 $1.28151 to  $ 1.66085 $   81,710   1.53%    1.35%  to   2.00%   -4.74% to   -4.13%
December 31, 2006   67,053 $1.34067 to  $ 1.73324 $  101,040   1.33%    1.35%  to   2.00%   16.16% to   16.89%
December 31, 2005   84,382 $1.15025 to  $ 1.48345 $  108,301   0.83%    1.35%  to   2.00%    4.56% to    5.24%
December 31, 2004   77,841 $1.09631 to  $ 1.41075 $   94,236   0.78%    1.35%  to   2.00%   15.44% to   16.19%

                               Prudential SP AIM Core Equity Portfolio (Expired May 1, 2008)
                   ----------------------------------------------------------------------------------------
December 31, 2008        0 $0.00000 to  $ 0.00000 $        0   0.00%    1.40%  to   2.00%   -1.68% to   -1.49%
December 31, 2007   22,730 $0.86100 to  $ 1.61162 $   27,702   1.07%    1.40%  to   2.00%    5.69% to    6.33%
December 31, 2006   25,837 $0.81229 to  $ 1.51572 $   29,521   0.94%    1.40%  to   2.00%   13.78% to   14.46%
December 31, 2005   28,460 $0.71174 to  $ 1.32432 $   28,299   1.03%    1.40%  to   2.00%    2.58% to    3.19%
December 31, 2004   28,927 $0.69173 to  $ 1.28542 $   27,334   0.46%    1.40%  to   2.00%    6.66% to    7.30%

                                 Prudential SP Strategic Partners Focused Growth Portfolio
                   ----------------------------------------------------------------------------------------
December 31, 2008   20,787 $0.49478 to  $ 0.99972 $   15,423   0.00%    1.35%  to   2.00%  -39.63% to  -39.24%
December 31, 2007   24,365 $0.81707 to  $ 1.64616 $   29,675   0.00%    1.35%  to   2.00%   12.96% to   13.69%
December 31, 2006   28,857 $0.72113 to  $ 1.44859 $   30,789   0.00%    1.35%  to   2.00%   -2.61% to   -1.98%
December 31, 2005   29,854 $0.73825 to  $ 1.47863 $   32,170   0.00%    1.35%  to   2.00%   12.89% to   13.61%
December 31, 2004   28,430 $0.65198 to  $ 1.30209 $   26,017   0.00%    1.35%  to   2.00%    8.42% to    9.11%

                                          Prudential SP Mid Cap Growth Portfolio
                   ----------------------------------------------------------------------------------------
December 31, 2008   68,431 $0.41627 to  $ 1.02887 $   47,009   0.00%    1.35%  to   2.00%  -43.69% to  -43.34%
December 31, 2007   83,212 $0.73705 to  $ 1.81642 $  100,293   0.21%    1.35%  to   2.00%   13.92% to   14.65%
December 31, 2006   99,310 $0.64505 to  $ 1.58504 $  103,544   0.00%    1.35%  to   2.00%   -3.86% to   -3.25%
December 31, 2005  118,076 $0.66904 to  $ 1.63898 $  124,278   0.00%    1.35%  to   2.00%    3.20% to    3.84%
December 31, 2004   95,143 $0.64649 to  $ 1.57888 $   92,650   0.00%    1.35%  to   2.00%   17.21% to   17.96%

                                       SP Prudential U.S. Emerging Growth Portfolio
                   ----------------------------------------------------------------------------------------
December 31, 2008   71,243 $0.67589 to  $ 1.48767 $   77,729   0.30%    1.35%  to   2.00%  -37.48% to  -37.08%
December 31, 2007   87,699 $1.07786 to  $ 2.36566 $  151,175   0.31%    1.35%  to   2.00%   14.52% to   15.25%
December 31, 2006  103,549 $0.93851 to  $ 2.05363 $  154,141   0.00%    1.35%  to   2.00%    7.44% to    8.13%
December 31, 2005  114,303 $0.87096 to  $ 1.90014 $  156,928   0.00%    1.35%  to   2.00%   15.47% to   16.21%
December 31, 2004   93,665 $0.75197 to  $ 1.63587 $  108,264   0.00%    1.35%  to   2.00%   19.01% to   19.78%

                                   Prudential SP Conservative Asset Allocation Portfolio
                   ----------------------------------------------------------------------------------------
December 31, 2008  284,455 $1.04905 to  $ 9.40041 $  389,810   3.13%    1.35%  to   2.75%  -22.35% to  -21.28%
December 31, 2007  339,433 $1.33711 to  $12.00521 $  578,395   2.96%    1.35%  to   2.75%    6.45% to    7.92%
December 31, 2006  376,140 $1.24325 to  $11.18453 $  592,998   3.48%    1.35%  to   2.75%    5.77% to    7.23%
December 31, 2005  413,947 $1.16340 to  $ 1.27471 $  603,052   1.25%    1.35%  to   2.00%    3.84% to    4.50%
December 31, 2004  368,692 $1.11720 to  $ 1.22048 $  432,866   1.32%    1.35%  to   2.00%    6.75% to    7.44%

                                     Prudential SP Balanced Asset Allocation Portfolio
                   ----------------------------------------------------------------------------------------
December 31, 2008  545,598 $0.90418 to  $ 8.71128 $  744,530   2.47%    1.35%  to   2.75%  -30.46% to  -29.50%
December 31, 2007  645,653 $1.28699 to  $12.42389 $1,246,648   2.17%    1.35%  to   2.75%    6.41% to    7.88%
December 31, 2006  710,507 $1.19704 to  $11.57861 $1,280,735   2.60%    1.35%  to   2.75%    7.73% to    9.22%
December 31, 2005  772,289 $1.09974 to  $ 1.38790 $1,263,780   0.81%    1.35%  to   2.00%    5.49% to    6.18%
December 31, 2004  636,614 $1.03936 to  $ 1.30793 $  772,350   0.75%    1.35%  to   2.00%    8.91% to    9.61%

                                      A63

                                 At year ended                               For year ended
                   -----------------------------------------  -----------------------------------------------
                                                      Net     Investment
                   Units         Unit Value          Assets     Income   Expense Ratio**     Total Return***
                   (000s)    Lowest -- Highest       (000s)     Ratio*   Lowest -- Highest  Lowest -- Highest
                   ------- ----------------------  ---------- ---------- -----------------  ------------------
                                      Prudential SP Growth Asset Allocation Portfolio
                   -----------------------------------------------------------------------------------------
December 31, 2008  410,509 $ 0.75284 to  $ 8.02802 $  576,128   1.71%    1.35%  to   2.75%  -38.07% to  -37.21%
December 31, 2007  486,656 $ 1.20299 to  $12.85451 $1,076,920   1.43%    1.35%  to   2.75%    6.29% to    7.77%
December 31, 2006  550,337 $ 1.12011 to  $11.99312 $1,137,566   1.88%    1.35%  to   2.75%    9.87% to   11.39%
December 31, 2005  593,163 $ 1.00920 to  $ 1.48911 $1,099,499   0.50%    1.35%  to   2.00%    7.10% to    7.79%
December 31, 2004  477,746 $ 0.93943 to  $ 1.38211 $  597,023   0.40%    1.35%  to   2.00%   10.83% to   11.54%

                                 Prudential SP Aggressive Growth Asset Allocation Portfolio
                   -----------------------------------------------------------------------------------------
December 31, 2008   73,262 $ 0.62940 to  $ 1.09146 $   71,930   1.08%    1.35%  to   2.00%  -43.32% to  -42.95%
December 31, 2007   87,310 $ 1.10722 to  $ 1.91433 $  150,328   0.89%    1.35%  to   2.00%    7.05% to    7.74%
December 31, 2006  100,341 $ 1.03126 to  $ 1.77768 $  159,375   1.90%    1.35%  to   2.00%   12.04% to   12.76%
December 31, 2005  112,979 $ 0.91771 to  $ 1.57741 $  159,065   0.16%    1.35%  to   2.00%    8.32% to    9.01%
December 31, 2004   92,089 $ 0.84470 to  $ 1.44765 $  117,544   0.05%    1.40%  to   2.00%   12.51% to   13.17%

                                        Prudential SP International Growth Portfolio
                   -----------------------------------------------------------------------------------------
December 31, 2008   54,358 $ 0.50159 to  $ 1.22951 $   48,943   1.65%    1.35%  to   2.00%  -51.27% to  -50.96%
December 31, 2007   63,064 $ 1.02639 to  $ 2.50846 $  114,846   0.68%    1.35%  to   2.00%   17.19% to   17.94%
December 31, 2006   67,134 $ 0.87322 to  $13.26174 $  104,183   1.78%    1.35%  to   2.50%   18.10% to   19.44%
December 31, 2005   65,436 $ 0.73359 to  $ 1.78245 $   83,908   0.59%    1.35%  to   2.00%   14.11% to   14.85%
December 31, 2004   58,453 $ 0.64107 to  $ 1.55290 $   63,262   0.19%    1.35%  to   2.00%   14.26% to   14.98%

                                        Prudential SP International Value Portfolio
                   -----------------------------------------------------------------------------------------
December 31, 2008   46,484 $ 0.76162 to  $ 1.32501 $   50,078   2.78%    1.40%  to   2.00%  -45.16% to  -44.83%
December 31, 2007   60,179 $ 1.38459 to  $ 2.40793 $  116,626   2.04%    1.40%  to   2.00%   15.75% to   16.44%
December 31, 2006   64,527 $ 1.19259 to  $ 2.07301 $  107,561   1.46%    1.40%  to   2.00%   26.57% to   27.32%
December 31, 2005   61,884 $ 0.93945 to  $ 1.63218 $   80,895   0.42%    1.40%  to   2.00%   11.54% to   12.21%
December 31, 2004   56,155 $ 0.83972 to  $ 1.45822 $   64,335   0.43%    1.40%  to   2.00%   13.54% to   14.21%

                                       Evergreen VA Diversified Capital Builder Fund
                   -----------------------------------------------------------------------------------------
December 31, 2008      874 $ 0.64479 to  $ 0.74642 $      642   0.00%    1.40%  to   1.85%  -46.50% to  -46.27%
December 31, 2007      940 $ 1.20006 to  $ 1.39050 $    1,290   4.14%    1.40%  to   1.85%    4.73% to    5.21%
December 31, 2006      971 $ 1.14068 to  $ 1.32299 $    1,271   2.47%    1.40%  to   1.85%    7.85% to    8.34%
December 31, 2005    1,017 $ 1.05290 to  $ 1.22238 $    1,234   2.41%    1.40%  to   1.85%    3.37% to    3.83%
December 31, 2004    1,326 $ 1.01405 to  $ 1.18087 $    1,554   0.86%    1.40%  to   1.85%    4.37% to    4.85%

                                                  Evergreen VA Growth Fund
                   -----------------------------------------------------------------------------------------
December 31, 2008      653 $ 0.81287 to  $ 1.10941 $      710   0.03%    1.40%  to   1.85%  -42.20% to  -41.94%
December 31, 2007      754 $ 1.40419 to  $ 1.91089 $    1,417   0.00%    1.40%  to   1.85%    9.02% to    9.51%
December 31, 2006      805 $ 1.28611 to  $ 1.74499 $    1,386   0.00%    1.40%  to   1.85%    9.02% to    9.51%
December 31, 2005      849 $ 1.17798 to  $ 1.59343 $    1,339   0.00%    1.40%  to   1.85%    4.59% to    5.06%
December 31, 2004    1,020 $ 1.12462 to  $ 1.51675 $    1,536   0.00%    1.40%  to   1.85%   11.80% to   12.29%

                                                  Evergreen VA Omega Fund
                   -----------------------------------------------------------------------------------------
December 31, 2008    1,436 $ 0.83157 to  $ 1.19969 $    1,685   0.00%    1.40%  to   1.85%  -28.52% to  -28.20%
December 31, 2007    1,720 $ 1.15820 to  $ 1.67096 $    2,822   0.53%    1.40%  to   1.85%    9.91% to   10.41%
December 31, 2006    1,986 $ 1.04897 to  $ 1.51345 $    2,962   0.00%    1.40%  to   1.85%    4.10% to    4.56%
December 31, 2005    2,203 $ 1.00323 to  $ 1.44748 $    3,141   0.20%    1.40%  to   1.85%    1.97% to    2.42%
December 31, 2004    2,484 $ 0.96898 to  $ 1.41333 $    3,469   0.00%    1.40%  to   1.85%    5.26% to    5.74%

                                              Evergreen VA Special Values Fund
                   -----------------------------------------------------------------------------------------
December 31, 2008    1,687 $ 1.02822 to  $ 1.20306 $    1,986   0.99%    1.40%  to   1.85%  -32.55% to  -32.25%
December 31, 2007    2,396 $ 1.52241 to  $ 1.77588 $    4,175   1.43%    1.40%  to   1.85%   -9.21% to   -8.80%
December 31, 2006    2,499 $ 1.67420 to  $ 1.94718 $    4,790   0.79%    1.40%  to   1.85%   19.35% to   19.87%
December 31, 2005    2,586 $ 1.40077 to  $ 1.62435 $    4,152   1.00%    1.40%  to   1.85%    8.75% to    9.24%
December 31, 2004    2,603 $ 1.28607 to  $ 1.48703 $    3,833   1.15%    1.40%  to   1.85%   18.19% to   18.71%

                            Evergreen VA International Equity Fund (available December 5, 2003)
                   -----------------------------------------------------------------------------------------
December 31, 2008      102 $10.91546 to  $11.16365 $    1,115   0.00%    1.40%  to   1.85%  -42.55% to  -42.30%
December 31, 2007      119 $19.00043 to  $19.34629 $    2,265   2.43%    1.40%  to   1.85%   12.90% to   13.41%
December 31, 2006      130 $16.82933 to  $17.05947 $    2,193   3.79%    1.40%  to   1.85%   20.93% to   21.46%
December 31, 2005      124 $13.91662 to  $14.04482 $    1,730   2.61%    1.40%  to   1.85%   13.90% to   14.40%
December 31, 2004       87 $12.21880 to  $12.27702 $    1,062   1.61%    1.40%  to   1.85%   17.04% to   17.56%

                                      A64

                               At year ended                              For year ended
                   --------------------------------------  -----------------------------------------------
                                                    Net    Investment
                   Units        Unit Value         Assets    Income   Expense Ratio**     Total Return***
                   (000s)   Lowest -- Highest      (000s)    Ratio*   Lowest -- Highest  Lowest -- Highest
                   ------ ----------------------  -------- ---------- -----------------  ------------------
                          Evergreen VA Fundamental Large Cap Fund (available December 5, 2003)
                   --------------------------------------------------------------------------------------
December 31, 2008     246 $ 8.08859 to  $ 9.46109 $  2,293   1.38%    1.40%  to   2.25%  -34.33% to  -33.78%
December 31, 2007     289 $14.03141 to  $14.28687 $  4,082   1.09%    1.40%  to   1.85%    6.31% to    6.79%
December 31, 2006     312 $13.19825 to  $13.37882 $  4,140   1.23%    1.40%  to   1.85%   10.63% to   11.12%
December 31, 2005     344 $11.93001 to  $12.03990 $  4,118   0.98%    1.40%  to   1.85%    7.04% to    7.51%
December 31, 2004     266 $11.14557 to  $11.19868 $  2,976   1.69%    1.40%  to   1.85%    7.23% to    7.70%

                       AST AllianceBernstein Growth & Income Portfolio (available March 14, 2005)
                   --------------------------------------------------------------------------------------
December 31, 2008   1,268 $ 6.41698 to  $ 7.21408 $  8,747   1.64%    1.15%  to   2.40%  -42.08% to  -36.88%
December 31, 2007   1,200 $11.34013 to  $12.33375 $ 14,251   1.20%    1.15%  to   2.10%    2.95% to    3.93%
December 31, 2006     587 $11.77136 to  $11.89718 $  6,827   0.47%    1.40%  to   2.00%   14.98% to   15.65%
December 31, 2005     115 $10.23808 to  $10.28681 $  1,177   0.00%    1.40%  to   2.00%    1.83% to    2.31%

                        AST American Century Income & Growth Portfolio (available March 14, 2005)
                   --------------------------------------------------------------------------------------
December 31, 2008     873 $ 6.57914 to  $ 7.56473 $  6,322   2.15%    1.00%  to   2.40%  -36.28% to  -30.56%
December 31, 2007     715 $10.76521 to  $11.75498 $  8,119   2.25%    1.15%  to   2.05%   -2.12% to   -1.25%
December 31, 2006     437 $11.80673 to  $11.93304 $  5,128   1.15%    1.40%  to   2.00%   14.57% to   15.25%
December 31, 2005     140 $10.30508 to  $10.35426 $  1,450   0.00%    1.40%  to   2.00%    2.37% to    2.86%

                     AST Schroders Multi Asset World Strategies Portfolio (available March 14, 2005)
                   --------------------------------------------------------------------------------------
December 31, 2008   3,114 $ 7.13279 to  $ 8.26716 $ 24,553   1.96%    0.95%  to   2.65%  -32.00% to  -27.07%
December 31, 2007   1,579 $10.87140 to  $12.00848 $ 18,235   3.52%    1.00%  to   2.65%    6.09% to    7.67%
December 31, 2006     261 $11.06202 to  $11.18026 $  2,875   1.17%    1.40%  to   2.00%    7.52% to    8.16%
December 31, 2005      87 $10.28803 to  $10.33700 $    900   0.03%    1.40%  to   2.00%    2.45% to    2.94%

                             AST Cohen & Steers Realty Portfolio (available March 14, 2005)
                   --------------------------------------------------------------------------------------
December 31, 2008   1,380 $ 5.02371 to  $ 8.21151 $ 10,255   4.90%    1.00%  to   2.40%  -36.58% to  -35.69%
December 31, 2007   1,384 $ 7.81223 to  $12.82033 $ 16,506   3.58%    1.00%  to   2.50%  -21.90% to  -20.85%
December 31, 2006   1,358 $15.92598 to  $16.23834 $ 21,308   0.84%    1.40%  to   2.50%   33.41% to   34.85%
December 31, 2005     443 $11.98449 to  $12.04155 $  5,325   0.02%    1.40%  to   2.00%   18.11% to   18.67%

                               AST UBS Dynamic Alpha Portfolio (available March 14, 2005)
                   --------------------------------------------------------------------------------------
December 31, 2008  12,707 $ 7.82060 to  $ 9.52935 $113,204   0.32%    0.95%  to   2.75%  -21.01% to  -18.39%
December 31, 2007   3,548 $10.39915 to  $11.72906 $ 39,597   1.61%    1.15%  to   2.65%   -0.70% to    0.78%
December 31, 2006     343 $11.54409 to  $11.66754 $  3,891   1.24%    1.40%  to   2.00%    8.97% to    9.61%
December 31, 2005      47 $10.59416 to  $10.64464 $    494   0.00%    1.40%  to   2.00%    5.78% to    6.28%

                              AST DeAM Large-Cap Value Portfolio (available March 14, 2005)
                   --------------------------------------------------------------------------------------
December 31, 2008   1,121 $ 6.32963 to  $ 7.95205 $  8,361   2.41%    1.00%  to   2.40%  -38.77% to  -37.92%
December 31, 2007   1,646 $10.19617 to  $12.86054 $ 20,277   1.06%    1.00%  to   2.45%   -1.25% to    0.02%
December 31, 2006   1,481 $12.75305 to  $12.88954 $ 18,749   0.55%    1.40%  to   2.00%   19.35% to   20.05%
December 31, 2005     296 $10.68583 to  $10.73678 $  3,171   0.03%    1.40%  to   2.00%    5.96% to    6.46%

                       AST Neuberger Berman Small-Cap Growth Portfolio (available March 14, 2005)
                   --------------------------------------------------------------------------------------
December 31, 2008     487 $ 6.17342 to  $ 7.28449 $  3,314   0.00%    0.95%  to   2.40%  -43.89% to  -43.08%
December 31, 2007     466 $10.96429 to  $12.85490 $  5,667   0.00%    1.00%  to   2.05%   16.32% to   17.36%
December 31, 2006     274 $10.86446 to  $10.98080 $  2,928   0.00%    1.40%  to   2.00%    5.65% to    6.27%
December 31, 2005      63 $10.28365 to  $10.33264 $    648   0.00%    1.40%  to   2.00%    2.73% to    3.21%

                   AST DeAM Small-Cap Value Portfolio (available March 14, 2005) (Expired July 18,2008)
                   --------------------------------------------------------------------------------------
December 31, 2008       0 $ 0.00000 to  $ 0.00000 $      0   2.30%    1.15%  to   2.40%   -8.73% to   -8.12%
December 31, 2007     533 $ 8.40420 to  $ 9.62921 $  4,889   1.01%    1.15%  to   2.05%  -19.43% to  -18.71%
December 31, 2006     361 $11.74897 to  $11.87455 $  4,203   0.16%    1.40%  to   2.00%   17.61% to   18.30%
December 31, 2005     115 $ 9.98999 to  $10.03757 $  1,152   0.00%    1.40%  to   2.00%   -0.55% to   -0.08%

                                   AST High Yield Portfolio (available March 14, 2005)
                   --------------------------------------------------------------------------------------
December 31, 2008     769 $ 7.42367 to  $ 7.97763 $  6,054   8.92%    0.95%  to   2.40%  -27.29% to  -25.76%
December 31, 2007     807 $10.58506 to  $10.86456 $  8,670   9.83%    1.15%  to   2.15%    0.31% to    1.31%
December 31, 2006     790 $10.54352 to  $10.75063 $  8,438   5.61%    1.40%  to   2.50%    7.67% to    8.83%
December 31, 2005     274 $ 9.83138 to  $ 9.87825 $  2,705   0.63%    1.40%  to   2.00%   -1.45% to   -0.99%

                          AST Federated Aggressive Growth Portfolio (available March 14, 2005)
                   --------------------------------------------------------------------------------------
December 31, 2008     741 $ 5.92475 to  $ 7.39352 $  5,080   0.00%    1.15%  to   2.40%  -45.41% to  -38.18%
December 31, 2007     899 $10.81494 to  $13.40975 $ 11,436   0.00%    1.15%  to   2.45%    8.54% to    9.94%
December 31, 2006     687 $11.99215 to  $12.22751 $  8,206   0.00%    1.40%  to   2.50%   10.16% to   11.36%
December 31, 2005     297 $10.92849 to  $10.98052 $  3,258   0.00%    1.40%  to   2.00%    9.30% to    9.82%

                                      A65

                               At year ended                             For year ended
                   -------------------------------------  -----------------------------------------------
                                                   Net    Investment
                   Units        Unit Value        Assets    Income   Expense Ratio**     Total Return***
                   (000s)   Lowest -- Highest     (000s)    Ratio*   Lowest -- Highest  Lowest -- Highest
                   ------ ----------------------  ------- ---------- -----------------  ------------------
                                 AST Mid-Cap Value Portfolio (available March 14, 2005)
                   -------------------------------------------------------------------------------------
December 31, 2008    519  $ 6.33563 to  $ 7.22665 $ 3,559   1.05%    1.15%  to   2.40%  -39.58% to  -34.05%
December 31, 2007    540  $10.44960 to  $11.84309 $ 6,093   0.38%    1.15%  to   2.05%    0.68% to    1.58%
December 31, 2006    396  $11.56440 to  $11.68807 $ 4,521   0.33%    1.40%  to   2.00%   12.01% to   12.67%
December 31, 2005    143  $10.32446 to  $10.37369 $ 1,480   0.03%    1.40%  to   2.00%    2.58% to    3.07%

                                AST Small-Cap Value Portfolio (available March 14, 2005)
                   -------------------------------------------------------------------------------------
December 31, 2008  1,506  $ 6.56669 to  $ 8.14863 $11,281   1.14%    1.00%  to   2.40%  -31.37% to  -25.48%
December 31, 2007  1,043  $ 9.43656 to  $11.75648 $11,457   0.98%    1.00%  to   2.50%   -7.92% to   -6.69%
December 31, 2006    826  $12.38691 to  $12.63027 $10,168   0.26%    1.40%  to   2.50%   17.12% to   18.39%
December 31, 2005    229  $10.60928 to  $10.66828 $ 2,433   0.00%    1.40%  to   2.10%    5.58% to    6.17%

                       AST Goldman Sachs Concentrated Growth Portfolio (available March 14, 2005)
                   -------------------------------------------------------------------------------------
December 31, 2008  1,115  $ 6.05017 to  $ 7.74360 $ 8,051   0.14%    0.95%  to   2.40%  -41.67% to  -34.07%
December 31, 2007  1,013  $11.42452 to  $13.14587 $12,624   0.00%    1.00%  to   2.10%   11.64% to   12.69%
December 31, 2006    470  $11.57079 to  $11.69442 $ 5,341   0.00%    1.40%  to   2.00%    7.84% to    8.48%
December 31, 2005     97  $10.72971 to  $10.78065 $ 1,041   0.01%    1.40%  to   2.00%    6.95% to    7.45%

                         AST Goldman Sachs Mid-Cap Growth Portfolio (available March 14, 2005)
                   -------------------------------------------------------------------------------------
December 31, 2008    953  $ 6.59238 to  $ 7.63476 $ 6,917   0.00%    1.00%  to   2.40%  -42.18% to  -35.31%
December 31, 2007    919  $11.48986 to  $13.07586 $11,535   0.00%    1.00%  to   2.50%   16.42% to   17.98%
December 31, 2006    526  $10.99262 to  $11.11019 $ 5,727   0.00%    1.40%  to   2.00%    4.20% to    4.81%
December 31, 2005    234  $10.54976 to  $10.60000 $ 2,478   0.00%    1.40%  to   2.00%    5.51% to    6.01%

                                AST Large-Cap Value Portfolio (available March 14, 2005)
                   -------------------------------------------------------------------------------------
December 31, 2008  7,349  $ 5.52836 to  $ 6.82177 $48,882   2.22%    0.95%  to   2.40%  -42.86% to  -39.90%
December 31, 2007  1,453  $ 9.84473 to  $11.82253 $16,500   1.17%    1.00%  to   2.50%   -5.37% to   -4.10%
December 31, 2006  1,336  $12.22726 to  $12.35800 $16,175   0.71%    1.40%  to   2.00%   16.14% to   16.83%
December 31, 2005    973  $10.52787 to  $10.57804 $10,264   0.03%    1.40%  to   2.00%    4.48% to    4.97%

                          AST Lord Abbett Bond-Debenture Portfolio (available March 14, 2005)
                   -------------------------------------------------------------------------------------
December 31, 2008  1,183  $ 8.17364 to  $ 8.54833 $ 9,951   8.49%    1.15%  to   2.40%  -25.05% to  -24.13%
December 31, 2007  1,292  $10.32185 to  $11.29424 $14,416   6.93%    1.00%  to   2.45%    3.54% to    4.87%
December 31, 2006    857  $10.68176 to  $10.79596 $ 9,191   3.08%    1.40%  to   2.00%    7.65% to    8.29%
December 31, 2005    285  $ 9.92247 to  $ 9.96977 $ 2,835   0.06%    1.40%  to   2.00%   -0.76% to   -0.29%

                            AST Marsico Capital Growth Portfolio (available March 14, 2005)
                   -------------------------------------------------------------------------------------
December 31, 2008  4,708  $ 6.23147 to  $ 7.27809 $33,179   0.51%    1.00%  to   2.40%  -44.98% to  -39.89%
December 31, 2007  2,732  $11.47337 to  $13.09923 $34,478   0.21%    1.00%  to   2.50%   12.15% to   13.65%
December 31, 2006  1,874  $11.43214 to  $11.55444 $21,237   0.04%    1.40%  to   2.00%    5.14% to    5.76%
December 31, 2005    709  $10.87333 to  $10.92526 $ 7,726   0.00%    1.40%  to   2.00%    7.38% to    7.89%

                                  AST MFS Growth Portfolio (available March 14, 2005)
                   -------------------------------------------------------------------------------------
December 31, 2008    674  $ 6.96848 to  $ 8.31391 $ 5,322   0.26%    1.00%  to   2.40%  -37.80% to  -31.22%
December 31, 2007    521  $11.68399 to  $13.23519 $ 6,623   0.04%    1.15%  to   2.50%   12.29% to   13.79%
December 31, 2006    316  $11.43531 to  $11.65979 $ 3,606   0.00%    1.40%  to   2.50%    6.99% to    8.15%
December 31, 2005    137  $10.72987 to  $10.78089 $ 1,469   0.00%    1.40%  to   2.00%    6.91% to    7.41%

                        AST Neuberger Berman Mid-Cap Growth Portfolio (available March 14, 2005)
                   -------------------------------------------------------------------------------------
December 31, 2008  1,398  $ 6.43407 to  $ 8.62745 $11,182   0.00%    1.15%  to   2.40%  -44.52% to  -36.46%
December 31, 2007  1,637  $12.18878 to  $15.39741 $23,863   0.00%    1.15%  to   2.15%   19.62% to   20.81%
December 31, 2006    897  $12.64173 to  $12.77698 $11,182   0.00%    1.40%  to   2.00%   11.83% to   12.49%
December 31, 2005    435  $11.27378 to  $11.35869 $ 4,931   0.00%    1.40%  to   2.35%   12.12% to   12.96%

                     AST Neuberger Berman / LSV Mid-Cap Value Portfolio (available March 14, 2005)
                   -------------------------------------------------------------------------------------
December 31, 2008  1,606  $ 5.79288 to  $ 6.90162 $10,553   1.70%    0.95%  to   2.40%  -43.61% to  -37.17%
December 31, 2007  1,766  $10.24685 to  $12.12014 $20,640   0.75%    1.00%  to   2.05%    1.09% to    1.99%
December 31, 2006  1,552  $11.78698 to  $11.91306 $18,210   0.41%    1.40%  to   2.00%    8.58% to    9.23%
December 31, 2005  1,055  $10.84658 to  $10.90682 $11,489   0.00%    1.40%  to   2.10%    8.23% to    8.83%

                          AST PIMCO Limited Maturity Bond Portfolio (available March 14, 2005)
                   -------------------------------------------------------------------------------------
December 31, 2008  2,767  $ 9.71676 to  $10.83660 $29,608   5.18%    1.00%  to   2.40%   -2.91% to    0.11%
December 31, 2007  1,059  $10.47408 to  $10.86715 $11,400   5.72%    1.00%  to   2.45%    4.23% to    5.58%
December 31, 2006    795  $10.11927 to  $10.31847 $ 8,158   2.26%    1.40%  to   2.50%    1.29% to    2.39%
December 31, 2005    372  $10.02962 to  $10.07733 $ 3,741   0.05%    1.40%  to   2.00%    0.31% to    0.78%

                                      A66

                                 At year ended                               For year ended
                   -----------------------------------------  -----------------------------------------------
                                                      Net     Investment
                   Units         Unit Value          Assets     Income   Expense Ratio**     Total Return***
                   (000s)    Lowest -- Highest       (000s)     Ratio*   Lowest -- Highest  Lowest -- Highest
                   ------- ----------------------  ---------- ---------- -----------------  ------------------
                           AST AllianceBernstein Core Value Portfolio (available March 14, 2005)
                   -----------------------------------------------------------------------------------------
December 31, 2008      798 $ 5.65507 to  $ 6.73924 $    5,075   3.35%    1.00%  to   2.40%  -43.25% to  -42.46%
December 31, 2007      862 $ 9.82815 to  $11.75873 $    9,668   1.79%    1.00%  to   2.15%   -5.61% to   -4.67%
December 31, 2006      466 $12.12703 to  $12.36530 $    5,631   0.54%    1.40%  to   2.50%   18.39% to   19.68%
December 31, 2005       54 $10.28329 to  $10.33229 $      560   0.00%    1.40%  to   2.00%    2.02% to    2.51%

                                     AST QMA US Equity Alpha (available March 14, 2005)
                   -----------------------------------------------------------------------------------------
December 31, 2008      754 $ 5.90465 to  $ 7.04101 $    5,014   2.28%    0.95%  to   2.40%  -40.16% to  -39.29%
December 31, 2007      749 $10.70742 to  $11.65038 $    8,305   2.05%    1.15%  to   2.05%    0.02% to    0.92%
December 31, 2006      362 $11.45078 to  $11.57321 $    4,107   0.87%    1.40%  to   2.00%   10.40% to   11.05%
December 31, 2005      215 $10.37238 to  $10.42169 $    2,234   0.07%    1.40%  to   2.00%    3.21% to    3.70%

                          AST T. Rowe Price Natural Resources Portfolio (available March 14, 2005)
                   -----------------------------------------------------------------------------------------
December 31, 2008    6,046 $ 5.58255 to  $ 9.18555 $   50,318   0.62%    1.00%  to   2.40%  -51.16% to  -45.19%
December 31, 2007    5,783 $13.49811 to  $18.62348 $  101,044   0.63%    1.00%  to   2.45%   37.13% to   38.90%
December 31, 2006    4,374 $13.15868 to  $13.44068 $   57,658   0.25%    1.40%  to   2.60%   12.94% to   14.27%
December 31, 2005    2,037 $11.70665 to  $11.76236 $   23,909   0.00%    1.40%  to   2.00%   17.04% to   17.59%

                          AST T. Rowe Price Asset Allocation Portfolio (available March 14, 2005)
                   -----------------------------------------------------------------------------------------
December 31, 2008   16,314 $ 7.43372 to  $ 8.81488 $  135,699   1.83%    0.95%  to   2.65%  -27.86% to  -23.34%
December 31, 2007   12,963 $10.57860 to  $12.06970 $  149,839   1.72%    1.00%  to   2.65%    3.56% to    5.11%
December 31, 2006    1,013 $11.27006 to  $11.51159 $   11,427   1.12%    1.40%  to   2.60%    9.65% to   10.94%
December 31, 2005      214 $10.32700 to  $10.37610 $    2,213   0.04%    1.40%  to   2.00%    2.98% to    3.46%

                                 AST MFS Global Equity Portfolio (available March 14, 2005)
                   -----------------------------------------------------------------------------------------
December 31, 2008      924 $ 7.15759 to  $ 9.03881 $    7,771   1.24%    1.00%  to   2.40%  -35.54% to  -28.62%
December 31, 2007      832 $10.95164 to  $13.88494 $   10,944   2.53%    1.00%  to   2.05%    7.19% to    8.15%
December 31, 2006      606 $12.62250 to  $12.87030 $    7,572   0.36%    1.40%  to   2.50%   21.28% to   22.59%
December 31, 2005      166 $10.44900 to  $10.49866 $    1,733   0.00%    1.40%  to   2.00%    4.85% to    5.34%

                           AST JPMorgan International Equity Portfolio (available March 14, 2005)
                   -----------------------------------------------------------------------------------------
December 31, 2008    1,881 $ 5.98845 to  $ 8.06508 $   13,887   2.59%    0.95%  to   2.40%  -42.76% to  -36.31%
December 31, 2007    1,777 $10.97941 to  $13.95132 $   23,122   1.69%    1.00%  to   2.50%    6.76% to    8.19%
December 31, 2006    1,171 $12.79052 to  $12.92733 $   14,739   0.71%    1.40%  to   2.00%   20.39% to   21.10%
December 31, 2005      337 $10.62393 to  $10.67460 $    3,586   0.00%    1.40%  to   2.00%    7.17% to    7.67%

                             AST T. Rowe Price Global Bond Portfolio (available March 14, 2005)
                   -----------------------------------------------------------------------------------------
December 31, 2008    2,190 $ 9.44110 to  $10.80461 $   22,605   5.04%    1.00%  to   2.40%   -5.95% to   -3.40%
December 31, 2007    1,472 $10.42389 to  $11.20170 $   15,781   3.92%    1.15%  to   2.45%    7.01% to    8.39%
December 31, 2006      736 $ 9.73239 to  $ 9.92364 $    7,289   1.28%    1.40%  to   2.50%    3.69% to    4.81%
December 31, 2005      359 $ 9.42345 to  $ 9.46839 $    3,395   0.05%    1.40%  to   2.00%   -5.28% to   -4.83%

                           AST Aggressive Asset Allocation Portfolio (available December 5, 2005)
                   -----------------------------------------------------------------------------------------
December 31, 2008    5,852 $ 5.85514 to  $ 7.01024 $   39,367   0.72%    0.95%  to   2.40%  -43.68% to  -37.29%
December 31, 2007    5,323 $11.05096 to  $12.32551 $   63,388   0.16%    1.00%  to   2.65%    6.72% to    8.31%
December 31, 2006    3,488 $11.29471 to  $11.40838 $   39,020   0.00%    1.40%  to   2.35%   13.04% to   14.09%
December 31, 2005      219 $ 9.99478 to  $ 9.99933 $    2,188   0.00%    1.40%  to   2.00%   -0.04% to    0.00%

                         AST Capital Growth Asset Allocation Portfolio (available December 5, 2005)
                   -----------------------------------------------------------------------------------------
December 31, 2008  113,271 $ 6.59783 to  $ 7.79077 $  849,426   0.98%    0.95%  to   2.75%  -36.68% to  -31.11%
December 31, 2007  126,428 $11.01224 to  $12.14221 $1,492,030   0.24%    1.00%  to   2.75%    6.78% to    8.48%
December 31, 2006   64,776 $11.06284 to  $11.22130 $  715,917   0.00%    1.40%  to   2.75%   10.64% to   12.11%
December 31, 2005    2,645 $ 9.99914 to  $10.00933 $   26,458   0.00%    1.40%  to   2.75%    0.01% to    0.10%

                      AST Academic Strategies Asset Allocation Portfolio (available December 5, 2005)
                   -----------------------------------------------------------------------------------------
December 31, 2008   99,125 $ 6.92031 to  $ 7.99594 $  766,747   1.13%    0.95%  to   2.75%  -33.66% to  -28.71%
December 31, 2007  103,751 $10.91282 to  $11.89376 $1,203,763   0.37%    1.00%  to   2.75%    6.27% to    7.96%
December 31, 2006   59,537 $10.88808 to  $11.04402 $  649,011   0.00%    1.40%  to   2.75%    8.78% to   10.23%
December 31, 2005    2,355 $10.00913 to  $10.01933 $   23,582   0.00%    1.40%  to   2.75%    0.11% to    0.20%

                            AST Balanced Asset Allocation Portfolio (available December 5, 2005)
                   -----------------------------------------------------------------------------------------
December 31, 2008   53,051 $ 7.30442 to  $ 8.27064 $  424,592   1.06%    0.95%  to   2.75%  -30.61% to  -26.37%
December 31, 2007   36,429 $10.86097 to  $11.76251 $  418,781   0.33%    1.00%  to   2.75%    6.14% to    7.83%
December 31, 2006   18,790 $10.78120 to  $10.93553 $  203,025   0.00%    1.40%  to   2.75%    7.61% to    9.04%
December 31, 2005      858 $10.01910 to  $10.02932 $    8,600   0.00%    1.40%  to   2.75%    0.21% to    0.30%

                                      A67

                               At year ended                              For year ended
                   --------------------------------------  -----------------------------------------------
                                                    Net    Investment
                   Units        Unit Value         Assets    Income   Expense Ratio**     Total Return***
                   (000s)   Lowest -- Highest      (000s)    Ratio*   Lowest -- Highest  Lowest -- Highest
                   ------ ----------------------  -------- ---------- -----------------  ------------------
                        AST Preservation Asset Allocation Portfolio (available December 5, 2005)
                   --------------------------------------------------------------------------------------
December 31, 2008  30,030 $ 8.12914 to  $ 9.09941 $265,987   0.81%    0.95%  to   2.75%  -21.64% to  -18.78%
December 31, 2007  11,972 $10.96110 to  $11.45988 $134,485   0.30%    1.15%  to   2.75%    5.80% to    7.48%
December 31, 2006   5,216 $10.53839 to  $10.68916 $ 55,169   0.00%    1.40%  to   2.75%    5.08% to    6.47%
December 31, 2005     220 $10.03099 to  $10.03931 $  2,209   0.00%    1.40%  to   2.50%    0.33% to    0.40%

                          AST First Trust Balanced Target Portfolio (available March 20, 2005)
                   --------------------------------------------------------------------------------------
December 31, 2008  18,094 $ 6.57782 to  $ 7.34272 $130,124   2.24%    0.95%  to   2.65%  -36.18% to  -32.22%
December 31, 2007  16,265 $10.77036 to  $11.35095 $181,880   0.53%    1.00%  to   2.65%    5.74% to    7.32%
December 31, 2006   5,918 $10.50581 to  $10.60336 $ 62,296   0.00%    1.40%  to   2.60%    5.08% to    6.05%

                    AST First Trust Capital Appreciation Target Portfolio (available March 20, 2005)
                   --------------------------------------------------------------------------------------
December 31, 2008  23,483 $ 5.97509 to  $ 6.74838 $154,549   1.25%    0.95%  to   2.75%  -42.30% to  -37.21%
December 31, 2007  23,824 $11.11363 to  $11.54148 $270,043   0.32%    1.00%  to   2.75%    8.42% to   10.14%
December 31, 2006   7,226 $10.39574 to  $10.50452 $ 75,157   0.00%    1.40%  to   2.75%    3.98% to    5.06%

                              AST Advanced Strategies Portfolio (available March 20, 2005)
                   --------------------------------------------------------------------------------------
December 31, 2008  27,547 $ 7.19429 to  $ 7.98587 $214,852   1.96%    0.95%  to   2.65%  -31.62% to  -27.56%
December 31, 2007  27,228 $10.83452 to  $11.53588 $308,459   0.51%    1.00%  to   2.65%    6.67% to    8.26%
December 31, 2006  10,308 $10.58428 to  $10.68260 $109,035   0.00%    1.40%  to   2.60%    5.87% to    6.84%

                          AST T. Rowe Price Large-Cap Growth Portfolio (available May 1, 2006)
                   --------------------------------------------------------------------------------------
December 31, 2008   5,295 $ 6.20861 to  $ 6.64158 $ 33,149   0.14%    1.00%  to   2.40%  -41.96% to  -38.73%
December 31, 2007     491 $11.05504 to  $11.23891 $  5,475   0.19%    1.15%  to   2.15%    5.94% to    7.00%
December 31, 2006     171 $10.44162 to  $10.50381 $  1,789   0.00%    1.15%  to   2.05%    5.05% to    5.67%

                                   AST Money Market Portfolio (available May 1, 2006)
                   --------------------------------------------------------------------------------------
December 31, 2008   6,401 $10.04509 to  $10.76754 $ 68,076   2.25%    0.95%  to   2.65%   -0.14% to    1.54%
December 31, 2007   1,486 $10.29973 to  $10.62479 $ 15,685   4.76%    1.00%  to   2.65%    2.18% to    3.70%
December 31, 2006     899 $10.18444 to  $10.24522 $  9,197   3.28%    1.15%  to   2.05%    1.85% to    2.45%

                                 AST Small-Cap Growth Portfolio (available May 1, 2006)
                   --------------------------------------------------------------------------------------
December 31, 2008   3,394 $ 6.42979 to  $ 6.77186 $ 22,897   0.00%    0.95%  to   2.40%  -36.52% to  -33.33%
December 31, 2007     216 $10.38230 to  $10.53785 $  2,265   0.00%    1.15%  to   2.05%    4.99% to    5.93%
December 31, 2006      65 $ 9.88919 to  $ 9.94820 $    645   0.00%    1.15%  to   2.05%   -0.16% to    0.43%

                              AST PIMCO Total Return Bond Portfolio (available May 1, 2006)
                   --------------------------------------------------------------------------------------
December 31, 2008   2,743 $ 9.36846 to  $10.69755 $ 28,962   3.78%    0.95%  to   2.40%   -6.45% to   -3.18%
December 31, 2007   1,086 $10.89859 to  $11.07079 $ 11,917   3.60%    1.15%  to   2.10%    6.07% to    7.07%
December 31, 2006     331 $10.27835 to  $10.33968 $  3,413   0.00%    1.15%  to   2.05%    3.08% to    3.69%

                                AST International Value Portfolio (available May 1, 2006)
                   --------------------------------------------------------------------------------------
December 31, 2008     761 $ 6.22962 to  $ 7.03242 $  5,280   2.62%    1.15%  to   2.40%  -45.32% to  -38.11%
December 31, 2007     709 $12.39325 to  $12.70293 $  8,933   1.47%    1.15%  to   2.65%   14.75% to   16.46%
December 31, 2006     214 $10.84310 to  $10.90770 $  2,330   0.00%    1.15%  to   2.05%    8.32% to    8.96%

                               AST International Growth Portfolio (available May 1, 2006)
                   --------------------------------------------------------------------------------------
December 31, 2008     761 $ 5.96394 to  $ 6.16356 $  4,624   1.46%    1.15%  to   2.40%  -51.40% to  -50.80%
December 31, 2007     550 $12.32194 to  $12.52703 $  6,830   0.67%    1.15%  to   2.15%   16.53% to   17.69%
December 31, 2006     183 $10.58063 to  $10.64379 $  1,943   0.00%    1.15%  to   2.05%    5.89% to    6.52%

                            Gartmore NVIT Developing Markets Fund (available March 14, 2005)
                   --------------------------------------------------------------------------------------
December 31, 2008   1,133 $ 9.22392 to  $ 9.43370 $ 10,589   0.72%    1.40%  to   2.00%  -58.69% to  -58.44%
December 31, 2007   1,575 $22.02354 to  $22.70075 $ 35,530   0.45%    1.40%  to   2.50%   39.99% to   41.52%
December 31, 2006   1,265 $15.87100 to  $16.04073 $ 20,210   0.59%    1.40%  to   2.00%   31.94% to   32.72%
December 31, 2005     579 $12.02867 to  $12.08600 $  6,988   0.31%    1.40%  to   2.00%   21.74% to   22.32%

                        AST Western Asset Core Plus Bond Portfolio (available November 19, 2007)
                   --------------------------------------------------------------------------------------
December 31, 2008     543 $ 9.12808 to  $ 9.37876 $  5,058   0.13%    0.95%  to   2.40%   -8.80% to   -6.10%
December 31, 2007       3 $ 9.97564 to  $ 9.97564 $     25   0.00%    2.00%  to   2.00%   -0.23% to   -0.23%

                            AST Investment Grade Bond Portfolio (available January 28, 2008)
                   --------------------------------------------------------------------------------------
December 31, 2008  65,795 $10.69598 to  $10.80437 $706,744   0.00%    0.95%  to   2.05%    6.98% to    8.05%

                                      A68

                               At year ended                             For year ended
                   -------------------------------------  -----------------------------------------------
                                                   Net    Investment
                   Units        Unit Value        Assets    Income   Expense Ratio**     Total Return***
                   (000s)   Lowest -- Highest     (000s)    Ratio*   Lowest -- Highest  Lowest -- Highest
                   ------ ----------------------  ------- ---------- -----------------  ------------------
                                  AST Bond Portfolio 2018 (available January 28, 2008)
                   -------------------------------------------------------------------------------------
December 31, 2008  2,046  $11.97274 to  $12.09377 $24,606   0.00%    1.30%  to   2.40%   19.75% to   20.95%

                                  AST Bond Portfolio 2019 (available January 28, 2008)
                   -------------------------------------------------------------------------------------
December 31, 2008  1,619  $12.04125 to  $12.16291 $19,590   0.00%    1.30%  to   2.40%   20.44% to   21.64%

                               AST Global Real Estate Portfolio (available July 21, 2008)
                   -------------------------------------------------------------------------------------
December 31, 2008     27  $ 6.09375 to  $ 6.12807 $   164   0.00%    1.15%  to   2.40%  -40.11% to  -39.78%

                       AST Parametric Emerging Markets Equity Portfolio (available July 21, 2008)
                   -------------------------------------------------------------------------------------
December 31, 2008     97  $ 5.55599 to  $ 5.58718 $   540   0.00%    1.15%  to   2.40%  -44.99% to  -44.69%

                                AST Focus Four Plus Portfolio (available July 21, 2008)
                   -------------------------------------------------------------------------------------
December 31, 2008    899  $ 7.44078 to  $ 7.49594 $ 6,721   0.00%    1.00%  to   2.65%  -25.58% to  -25.03%

                     Franklin Templeton VIP Founding Funds Allocation Fund (available May 1, 2008)
                   -------------------------------------------------------------------------------------
December 31, 2008  3,342  $ 6.60055 to  $ 6.67497 $22,207   4.54%    0.95%  to   2.65%  -34.50% to  -33.77%

                         AST Goldman Sachs Small-Cap Value Portfolio (available July 21, 2008)
                   -------------------------------------------------------------------------------------
December 31, 2008     71  $ 7.61489 to  $ 7.66279 $   545   0.00%    1.00%  to   2.40%  -24.10% to  -23.63%

                           AST CLS Growth Asset Allocation Portfolio (available May 1, 2008)
                   -------------------------------------------------------------------------------------
December 31, 2008  1,750  $ 6.65498 to  $ 6.73005 $11,717   0.03%    0.95%  to   2.65%  -34.10% to  -33.36%

                          AST CLS Moderate Asset Allocation Portfolio (available May 1, 2008)
                   -------------------------------------------------------------------------------------
December 31, 2008  3,073  $ 7.29981 to  $ 7.38211 $22,578   0.01%    0.95%  to   2.65%  -27.59% to  -26.77%

                         AST Horizon Growth Asset Allocation Portfolio (available May 1, 2008)
                   -------------------------------------------------------------------------------------
December 31, 2008  1,149  $ 7.09425 to  $ 7.17421 $ 8,203   0.01%    0.95%  to   2.65%  -29.84% to  -29.05%

                        AST Horizon Moderate Asset Allocation Portfolio (available May 1, 2008)
                   -------------------------------------------------------------------------------------
December 31, 2008  2,161  $ 7.56739 to  $ 7.65257 $16,459   0.01%    0.95%  to   2.65%  -24.99% to  -24.15%

                     AST Niemann Capital Growth Asset Allocation Portfolio (available May 1, 2008)
                   -------------------------------------------------------------------------------------
December 31, 2008    746  $ 7.45897 to  $ 7.54313 $ 5,599   0.01%    0.95%  to   2.65%  -26.17% to  -25.34%

                                  ProFund VP Consumer Services (available May 1, 2008)
                   -------------------------------------------------------------------------------------
December 31, 2008      1  $ 7.01089 to  $ 7.02706 $    10   0.00%    2.00%  to   2.35%  -31.72% to  -31.56%

                              ProFund VP Consumer Goods Portfolio (available May 1, 2008)
                   -------------------------------------------------------------------------------------
December 31, 2008      7  $ 7.65475 to  $ 7.69024 $    55   3.00%    1.30%  to   2.00%  -24.13% to  -23.78%

                                     ProFund VP Financials (available May 1, 2008)
                   -------------------------------------------------------------------------------------
December 31, 2008     36  $ 5.26042 to  $ 5.27796 $   192   2.57%    1.50%  to   2.00%  -49.35% to  -49.18%

                                     ProFund VP Healthcare (available May 1, 2008)
                   -------------------------------------------------------------------------------------
December 31, 2008     21  $ 8.29892 to  $ 8.35649 $   172   0.44%    1.30%  to   2.35%  -18.25% to  -17.69%

                                     ProFund VP Industrials (available May 1, 2008)
                   -------------------------------------------------------------------------------------
December 31, 2008      9  $ 6.06953 to  $ 6.10367 $    53   0.00%    1.50%  to   2.35%  -40.29% to  -39.96%

                                   ProFund VP Mid-Cap Growth (available May 1, 2008)
                   -------------------------------------------------------------------------------------
December 31, 2008      8  $ 6.18606 to  $ 6.21489 $    48   0.00%    1.30%  to   2.00%  -38.58% to  -38.30%

                                    ProFund VP Mid-Cap Value (available May 1, 2008)
                   -------------------------------------------------------------------------------------
December 31, 2008      5  $ 6.44994 to  $ 6.47989 $    32   0.00%    1.30%  to   2.00%  -36.69% to  -36.40%

                                     ProFund VP Real Estate (available May 1, 2008)
                   -------------------------------------------------------------------------------------
December 31, 2008     11  $ 5.50600 to  $ 5.52429 $    63   0.00%    1.50%  to   2.00%  -46.33% to  -46.15%

                                      A69

                             At year ended                            For year ended
                   ----------------------------------  -----------------------------------------------
                                                 Net   Investment
                   Units       Unit Value       Assets   Income   Expense Ratio**     Total Return***
                   (000s)  Lowest -- Highest    (000s)   Ratio*   Lowest -- Highest  Lowest -- Highest
                   ------ --------------------  ------ ---------- -----------------  ------------------
                                 ProFund VP Small-Cap Growth (available May 1, 2008)
                   ----------------------------------------------------------------------------------
December 31, 2008    6    $6.79469 to  $6.82623  $42     0.00%    1.30%  to   2.00%  -32.82% to  -32.50%

                                 ProFund VP Small-Cap Value (available May 1, 2008)
                   ----------------------------------------------------------------------------------
December 31, 2008    2    $7.18696 to  $7.19653  $15     0.00%    1.30%  to   1.50%  -29.74% to  -29.64%

                                ProFund VP Telecommunications (available May 1, 2008)
                   ----------------------------------------------------------------------------------
December 31, 2008    6    $7.23615 to  $7.27660  $40     0.00%    1.50%  to   2.35%  -29.60% to  -29.20%

                                    ProFund VP Utilities (available May 1, 2008)
                   ----------------------------------------------------------------------------------
December 31, 2008    5    $7.19947 to  $7.22327  $39     0.93%    1.50%  to   2.00%  -28.71% to  -28.47%

                                 ProFund VP Large-Cap Growth (available May 1, 2008)
                   ----------------------------------------------------------------------------------
December 31, 2008    1    $6.70176 to  $6.72390  $ 8     0.00%    1.50%  to   2.00%  -33.72% to  -33.50%

                                 ProFund VP Large-Cap Value (available May 1, 2008)
                   ----------------------------------------------------------------------------------
December 31, 2008    2    $6.25789 to  $6.28698  $15     2.52%    1.30%  to   2.00%  -38.90% to  -38.61%

        --------
        * These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. This ratio excludes those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.

        ** These ratios represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.

        ***These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the Account, the total return is calculated for each of the five years in the period ended December 31, 2007 or from the effective date of the subaccount through the end of the reporting period. Product designs within a subaccount with an effective date during a period were excluded from the range of total return for that period.

                                      A70

        A.  Mortality Risk and Expense Risk Charges

        The mortality risk and expense risk changes are applied daily against the net assets of the separate account attributable to each of the contracts. Mortality risk is that annuitants may live longer than estimated and expense risk is that the cost of issuing and administering the contracts may exceed related charges by Pruco Life. The mortality risk and expense risk charges are assessed through the reduction in unit values.

        B.  Administration Charge

        The administration charge is applied daily against the net assets held in each subaccount. Administration charges include costs associated with issuing the contract, establishing and maintaining records, and providing reports to contract owners. This charge is assessed through the redemption of units.

Asset-Based
Charge Level Description of When Applicable
------------ -----------------------------------------------------------------------
      0.95%  Premier Bb Series - No Optional Benefits
      1.15%  Premier B Series - No Optional Benefits
      1.20%  Premier Bb Series with HAV
      1.30%  Premier Bb Series - with HD GRO
      1.35%  Discovery Choice Basic - No Optional Benefits
      1.40%  No Optional Benefits
              Discovery Select Variable Annuity (0.15% Admin and 1.25% M&E)
              Discovery Preferred Variable Annuity (0.15% Admin and 1.25% M&E)
              Strategic Partners Annuity One
              Strategic Partners Annuity One Enhanced - Non Bonus Version
              Strategic Partners Annuity One Enhanced III - Non Bonus Version 1.70%
              Strategic Partners Plus Enhanced - Non Bonus Version
              Strategic Partners Plus Enhanced III - Non Bonus Version
              Strategic Partners Advisor
      1.45%  Premier Bb Series with Combo or HDV or GMIB
      1.50%  No Optional Benefits
              Strategic Partners Annuity One Enhanced - Bonus Version
              Strategic Partners Annuity One Enhanced III - Bonus Version
              Strategic Partners Plus Enhanced - Bonus Version
              Strategic Partners Plus Enhanced III - Bonus Version
              Premier L Series
              Premier B Series with HD GRO
      1.52%  Strategic Partners Select GMDB with Step Up and Roll Up
      1.55%  Premier X Series - No Optional Benefits
             Premier Bb Series with LT5 or HD5
             Premier Bb Series with HD GRO and HAV
      1.60%  Strategic Partners FlexElite - No Optional Benefits
             GMDB Annual Step Up or 5% Roll Up
              Strategic Partners Annuity One
              Strategic Partners Annuity One Enhanced - Non Bonus Version
              Strategic Partners Plus
              Strategic Partners Plus Enhanced - Non Bonus Version
      1.65%  No Optional Benefit
              Discovery Choice Enhanced
              Strategic Partners Enhanced FlexElite
             GMDB Annual Step Up or 5% Roll Up
              Strategic Partners Annuity One Enhanced III - Non Bonus Version
              Strategic Partners Plus Enhanced III - Non Bonus Version
             Strategic Partners Advisor with GMDB with Step Up and Roll Up
             Premier B Series with HDV
             Premier B Series with Roll-up & HAV
      1.70%  GMDB Annual Step Up or 5% Roll Up
              Strategic Partners Annuity One Enhanced - Bonus Version
              Strategic Partners Plus Enhanced - Bonus Version

                                      A71

Asset-Based
Charge Level Description of When Applicable
------------ ------------------------------------------------------------------------------------------
             GMDB with-Greater of Roll Up and Step Up
              Strategic Partners Annuity One
              Strategic Partners Annuity One Enhanced - Non Bonus Version
              Strategic Partners Plus Enhanced - Non Bonus Version
             GMDB with Step Up and Roll Up
              Strategic Partners Plus
              Strategic Partners Plus Enhanced - Non Bonus Version
             Premier Bb Series with SLT5 and GMIB and HAV
       1.75% Premier B Series with LT5 or HD5
             GMDB with-Greater of Roll Up or Step Up
              Strategic Partners Plus Enhanced III - Non Bonus Version
              Strategic Partners Annuity One Enhanced III - Non Bonus Version
             GMDB Annual Step Up or 5% Roll Up
              Strategic Partners Annuity One Enhanced III - Bonus Version
              Strategic Partners Plus Enhanced III - Bonus Version
             Premier B Series with HD GRO and HAV
       1.80% Strategic Partners FlexElite with GMDB Annual Step Up or 5% Roll Up
             Strategic Partners Plus Enhanced - Bonus Version with GMDB with Step Up and Roll Up
             Strategic Partners Annuity One Enhanced - Bonus Version with GMDB with Greater of Roll Up and Step Up
             Premier Bb Series with LT5 or HD5 and HAV
             Premier Bb Series with HD GRO and GMDB Annual Step Up or 5% Roll Up
       1.85% GMDB with-Greater of Roll Up or Step Up
              Strategic Partners Plus Enhanced III - Bonus Version
              Strategic Partners Annuity One Enhanced III - Bonus Version
             Premier L Series with HD GRO
       1.90% Premier B Series with SLT5
             With HDV
              Strategic Partners Plus Enhanced III - Non Bonus Version
              Strategic Partners Annuity One Enhanced III - Non Bonus Version
             Strategic Partners Enhanced FlexElite with GMDB Annual Step Up or 5% Roll Up
             Strategic Partners FlexElite with GMDB with Greater of Roll Up and Step Up
             Premier X Series with HD GRO
       1.95% Premier Bb Series with GMIB and HDV or Combo
       2.00% Strategic Partners Enhanced FlexElite GMDB with-Greater of Roll Up or Step Up
             With HDV
              Strategic Partners Plus Enhanced III - Bonus Version
              Strategic Partners Annuity One Enhanced III - Bonus Version
             With LT5 or HD5
              Strategic Partners Annuity One
              Strategic Partners Annuity One Enhanced - Non Bonus Version
              Strategic Partners Annuity One Enhanced III - Non Bonus Version
              Strategic Partners Plus
              Strategic Partners Plus Enhanced - Non Bonus Version
              Strategic Partners Plus Enhanced III - Non Bonus Version
              Strategic Partners Advisor
             Premier L Series with HDV
             Premier L Series with Roll-up & HAV
             Premier B Series with HD GRO and GMDB Annual Step Up or 5% Roll Up
       2.05% Premier X Series with HDV
             Premier X Series with Roll-up & HAV
             Premier Bb Series with LT5 or HD5 and Combo or HDV
       2.10% Strategic Partners Enhanced FlexElite with HDV
             With LT5 or HD5
              Strategic Partners Annuity One Enhanced - Bonus Version
              Strategic Partners Annuity One Enhanced III - Bonus Version
              Strategic Partners Plus Enhanced - Bonus Version
              Strategic Partners Plus Enhanced III - Bonus Version
              Premier L Series
             Premier L Series with HD GRO and HAV

                                      A72

Asset-Based
Charge Level Description of When Applicable
------------ --------------------------------------------------------------------------------------------------
       2.15% With SLT5
              Strategic Partners Annuity One Enhanced III - Non Bonus Version
              Strategic Partners Plus Enhanced III - Non Bonus Version
             Premier X Series with LT5 or HD5
             Premier X Series with HD GRO and HAV
       2.20% Strategic Partners FlexElite - No Optional Benefits
             With LT5 or HD5 and GMDB Annual Step Up or 5% Roll Up
              Strategic Partners Annuity One
              Strategic Partners Annuity One Enhanced - Non Bonus Version
              Strategic Partners Plus
              Strategic Partners Plus Enhanced - Non Bonus Version
       2.25% Strategic Partners Enhanced FlexElite with LT5 or HD5
             With SLT5
              Premier L Series
              Strategic Partners Annuity One Enhanced III - Bonus Version
              Strategic Partners Plus Enhanced III - Bonus Version
             With LT5 or HD5 and GMDB Annual Step Up or 5% Roll Up
              Strategic Partners Annuity One Enhanced III - Non Bonus Version
              Strategic Partners Plus Enhanced III - Non Bonus Version
             Strategic Partners Advisor with LT5 or HD5 and GMDB with Step Up and Roll Up
             Premier B Series with LT5 or HD5 and HDV
             Premier B Series with LT5 or HD5 and Roll-up & HAV
       2.30% Premier X Series with SLT5
             Strategic Partners Plus Enhanced - Non Bonus Version with LT5 or HD5 and GMDB with Step Up and Roll Up
             With LT5 or HD5 and GMDB with Step Up and Roll Up
              Strategic Partners Plus
              Strategic Partners Plus Enhanced - Non Bonus Version
             With LT5 or HD5 and GMDB with Greater of Roll Up and Step Up
              Strategic Partners Annuity One
              Strategic Partners Annuity One Enhanced - Non Bonus Version
             With LT5 or HD5 and GMDB Annual Step Up or 5% Roll Up
              Strategic Partners Annuity One Enhanced - Bonus Version
              Strategic Partners Plus Enhanced - Bonus Version
       2.35% With LT5 or HD5 and GMDB with-Greater of Roll Up or Step Up
              Strategic Partners Plus Enhanced III - Non Bonus Version
              Strategic Partners Annuity One Enhanced III - Non Bonus Version
             With LT5 or HD5 and GMDB Annual Step Up or 5% Roll Up
              Strategic Partners Annuity One Enhanced III - Bonus Version
              Strategic Partners Plus Enhanced III - Bonus Version
             Premier L Series with HD GRO and GMDB Annual Step Up or 5% Roll Up
       2.40% Strategic Partners Annuity One Enhanced - Bonus Version with LT5 or HD5 and GMDB with
             Greater of Roll Up and Step Up
             Strategic Partners Plus Enhanced - Bonus Version with LT5 or HD5 and GMDB with Step Up and
             Roll Up
             Strategic Partners FlexElite with LT5 or HD5 and GMDB with GMDB Annual Step Up or 5% Roll Up
             Strategic Partners Enhanced FlexElite with SLT5
             Premier X Series with HD GRO and GMDB Annual Step Up or 5% Roll Up
       2.45% With LT5 or HD5 and GMDB with-Greater of Roll Up or Step Up
              Strategic Partners Plus Enhanced III - Bonus Version
              Strategic Partners Annuity One Enhanced III - Bonus Version
       2.50% Strategic Partners FlexElite with LT5 or HD5 and GMDB with-Greater of Roll Up or Step Up
             Strategic Partners Enhanced FlexElite with LT5 or HD5 and GMDB Annual Step Up or 5% Roll Up
             With LT5 or HD5 and with HDV
              Strategic Partners Annuity One Enhanced III - Non Bonus Version
              Strategic Partners Plus Enhanced III - Non Bonus Version
       2.60% Strategic Partners Enhanced FlexElite with LT5 or HD5 and GMDB with-Greater of Roll Up or Step Up
             With LT5 or HD5 and with HDV
              Strategic Partners Plus Enhanced III - Bonus Version
              Strategic Partners Annuity One Enhanced III - Bonus Version

                                      A73

     Asset-Based
     Charge Level Description of When Applicable
     ------------ ---------------------------------------------------------
                  Premier L Series with LT5 or HD5 and HDV
                  Premier L Series with LT5 or HD5 and Roll-up & HAV
            2.65% Premier X Series with LT5 or HD5 and HDV
                  Premier X Series with LT5 or HD5 and Roll-up & HAV
            2.75% Strategic Partners Enhanced FlexElite with SLT5 with HDV

        C.  Withdrawal Charges

        A withdrawal charge may be made upon full or partial contract owner redemptions. The charge compensates Pruco Life of New Jersey for paying all of the expenses of selling and distributing the contracts, including sales commissions, printing of prospectuses, sales administration, preparation of sales literature, and other promotional activities. No withdrawal charge is imposed whenever earnings are withdrawn. The range for withdrawal charges is 0%-8%. The charge is assessed through the redemption of units.

        D.  Other Related Charges

        For Highest Daily Lifetime Seven, Highest Daily Lifetime Seven with Beneficiary Income Option, Highest Daily Lifetime Seven with Lifetime Income Accelerator, Spousal Highest Daily Lifetime Seven and Spousal Lifetime Seven with Beneficiary Income Option, the fee is a percentage of the Protected Withdrawal Value that is deducted pro rata from the Sub-accounts on a quarterly basis.

Note 8: Other

        Contract owner net payments--represent contract owner contributions under the Variable Annuity Policies reduced by applicable deductions, charges, and state premium taxes.

        Annuity payments--represent periodic payments distributed under the terms of the policy.

        Surrenders, withdrawals, and death benefits--are payments to contract owners and beneficiaries made under the terms of the Variable Annuity Policies, and amounts that contract owners have requested to be withdrawn or paid to them.

        Net transfers between other subaccounts or fixed rate options--are amounts that contract owners have directed to be moved among subaccounts, including permitted transfers to and from the Guaranteed Interest Account and Market Value Adjustment.

                                      A74

            Report of Independent Registered Public Accounting Firm

To the Contract Owners of
Pruco Life Flexible Premium Variable Annuity Account and the Board of Directors of
Pruco Life Insurance Company

In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of the subaccounts listed in Note 1 of the Pruco Life Flexible Premium Variable Annuity Account at December 31, 2008, and the results of each of their operations and the changes in each of their net assets for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the management of Pruco Life Insurance Company. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of fund shares owned at December 31, 2008 with the transfer agents of the investee mutual funds, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
April 9, 2009

                                      A75

ITEM 24.FINANCIAL STATEMENTS AND EXHIBITS

(a) FINANCIAL STATEMENTS

(1) Financial Statements of the Subaccounts of Pruco Life Flexible Premium Variable Annuity Account (Registrant) consisting of the Statement of Net Assets as of December 31, 2008; the Statement of Operations for the period ended December 31, 2008; the Statements of Changes in Net Assets for the periods ended December 31, 2008 and December 31, 2007; and the Notes relating thereto appear in the statement of additional information. (Part B of the Registration Statement).

(2) Consolidated Statements of Pruco Life Insurance Company (Depositor) and its subsidiaries consisting of the Consolidated Statements of Financial Position as of December 31, 2008 and 2007; and the related Consolidated Statements of Operations, Changes in Stockholder's Equity and Cash Flows for the years ended December 31, 2008, 2007, and 2006; and the Notes to the Consolidated Financial Statements appear in the Statement of Additional Information (Part B of the Registration Statement).

(b) Exhibits are attached as indicated (all previously filed exhibits, as noted below, are incorporated herein by reference).

(1) Resolution of the Board of Directors of Pruco Life Insurance Company establishing the Pruco Life Flexible Premium Variable Annuity Account. (Note 2)

(2) Agreements for custody of securities and similar investments--Not
    Applicable.

(3) (a) Form of Distribution Agreement between Prudential Investment Management Services, Inc. "PIMS" (Underwriter) and Pruco Life Insurance Company (Depositor). (Note 3)

    (b) Form of Selected Broker Agreement used by PIMS. (Note 3)

    (c) Form of Distribution and Principal Underwriting agreement between Pruco Life Insurance Company and Prudential Annuities Distributors, Inc. (Note 18)

(4) (a) The Prudential Premier Variable Annuity B Series, L Series and X Series certificate issued under group annuity contract (including schedule pages for each Series). (Note 1)

    (b) The Prudential Premier Variable Annuity B Series, L Series and X Series individual annuity contract (including schedule pages for each Series). (Note 1)

    (c) Guaranteed Minimum Income Benefit Rider. (Note 1)

    (d) Guaranteed Minimum Income Benefit Schedule Supplement. (Note 1)

    (e) Periodic Value Death Benefit Rider. (Note 1)

    (f) Periodic Value Death Benefit Schedule Supplement. (Note 1)

    (g) Combination Roll-up Value and Periodic Value Death Benefit Rider. (Note
        1)

    (h) Combination Roll-up Value Death Benefit Schedule Supplement. (Note 1)

    (i) Guaranteed Minimum Payments Benefit Rider. (Note 1)

    (j) Guaranteed Minimum Payments Benefit Schedule Supplement. (Note 1)

    (k) Enhanced Dollar Cost Averaging Rider. (Note 1)

    (l) Enhanced Dollar Cost Averaging Schedule Supplement. (Note 1)

    (m) Longevity Credit Rider. (Note 1)

    (n) Individual Retirement Annuity Endorsement. (Note 1)

    (o) Roth Individual Retirement Annuity Endorsement. (Note 1)

    (p) 403(b) Annuity Endorsement. (Note 1)

    (q) Medically Related Surrender Provision Endorsement. (Note 1)

    (r) Endorsement Rider: Joint and Survivor Guaranteed Minimum Payments Benefit (Spousal Lifetime Five) (Note 12)

    (s) Endorsement Supplement: Joint and Survivor Guaranteed Minimum Payments Benefit Schedule (Spousal Lifetime Five) (Note 12)

    (t) Highest Daily Lifetime Five Benefit Rider (Enhanced) (Note 14)

    (u) (Highest Daily Lifetime Five Schedule Supplement) (Note 15)

    (v) Schedule pages for the Premier Variable Annuity Bb Series. (Note 17)

    (w) Highest Daily Lifetime Guaranteed Return Option (Note 18)

    (x) Highest Daily Lifetime Seven Benefit Rider (Enhanced) (Note 18)

    (y) Rider for Highest Daily Lifetime Seven with Beneficiary Income Option (Note 21)

    (z) Rider for Highest Daily Lifetime Seven with Lifetime Income Accelerator (Note 21)

   (aa) Schedule Supplement for Highest Daily Lifetime Seven with Beneficiary Income Option (Note 21)

   (ab) Schedule supplement for Highest Daily Lifetime Seven with Lifetime Income Accelerator (Note 21)

   (ac) Highest Daily Lifetime Seven Benefit Schedule Supplement
        (P-SCH-HD7(1/09)) (Note 22)

   (ad) Highest Daily Lifetime Five Benefit Schedule Supplement
        (P-SCH-HDLT(1/09)) (Note 22)

   (ae) Beneficiary Annuity Endorsement (P-END-BENE(2/09)) (Note 22)

   (af) Beneficiary Individual Retirement Annuity Endorsement
        (P-END-IRABEN(2/09)) (Note 22)

   (ag) Beneficiary Roth Individual Retirement Annuity Endorsement (P-END-ROTHBEN(2/09)) (Note 22)

   (ah) Highest Daily Lifetime 7 Plus Benefit Rider (P-RID-HD7(2/09)) (Note 22)

   (ai) Highest Daily Lifetime 7 Plus Schedule Supplement (P-SCH-HD7(2/09)) (Note 22)

   (aj) Highest Daily Lifetime 7 Plus with Beneficiary Income Option Benefit Rider (P-RID-HD7-DB(2/09)) (Note 22)

   (ak) Highest Daily Lifetime 7 Plus with Beneficiary Income Option Schedule Supplement (P-SCH-HD7-DB(2/09)) (Note 22)

   (al) Highest Daily Lifetime 7 Plus with Lifetime Income Accelerator Benefit Rider (P-RID-HD7-LIA(2/09)) (Note 22)

   (am) Highest Daily Lifetime 7 Plus with Lifetime Income Accelerator Schedule Supplement (P-SCH-HD7-LIA(2/09)) (Note 22)

(5) (a) Application form for the Contract. (Note 13)

(6) (a) Articles of Incorporation of Pruco Life Insurance Company, as amended through October 19, 1993. (Note 4)

    (b) By-laws of Pruco Life Insurance Company, as amended through May 6, 1997. (Note 5)

(7) Contract of reinsurance in connection with variable annuity contracts. (Note 1)

    (a) Contract of reinsurance in connection with Lifetime Five Benefit. (Note
        1)

    (b) Reinsurance agreement between Pruco Life Insurance Company and Pruco Reinsurance LTD for Spousal Lifetime Five Income Benefit (Note 13)

    (c) Contract of reinsurance in connection with variable annuity contract (Highest Daily Lifetime Five) (Note 15)

(8) Other material contracts performed in whole or in part after the date the registration statement is filed:

    (a) Form of Fund Participation Agreement. (Note 6)

    (b) Sample Rule 22C-2 Agreement. (Note 16)

(9) Opinion of Counsel. (Note 13)

(10)Written Consent of Independent Registered Public Accounting Firm. Filed Herewith.

(11)All financial statements omitted from Item 23, Financial Statements--Not Applicable.

(12)Agreements in consideration for providing initial capital between or among Registrant, Depositor, Underwriter, or initial Contract owners--Not Applicable.

(13)Powers of Attorney.

     (a) James J. Avery, Jr., Tucker I. Marr, Helen M. Galt, Scott D. Kaplan, Bernard J. Jacob (Note 17)

     (b)  Scott G. Sleyster (Note 19)

     (c)  Stephen Pelletier (Note 20)

(Note 1). Incorporated by reference to Form N-4, Registration No.333-130989, filed January 12, 2006 on behalf of the Prucolife Flexible Premium Variable Annuity Account.

(Note 2). Incorporated by reference to Form N-4, Registration No. 033-61125, filed July 19, 1995 on behalf of the Pruco LifeFlexible Premium Variable Annuity Account.

(Note 3). Incorporated by reference to Post-Effective Amendment No. 6 to Form
          N-4, Registration No.333-06701, filed April 5, 1999 on behalf of the Pruco Life Flexible Premium Variable Annuity Account.

(Note 4). Incorporated by reference to the initial registration on Form S-6, Registration No. 333-07451, filed July 2, 1996, on behalf of the Pruco Life Variable Appreciable Account.

(Note 5). Incorporated by reference to Form 10-Q as filed August 15, 1997, on behalf of Pruco Life Insurance Company.

(Note 6). Incorporated by reference to Form N-4, Registration No. 333-06701, filed June 24, 1996 on behalf of the Pruco Life Flexible Premium Variable Annuity Account.

(Note 7). Incorporated by reference to the initial registration on Form N-4, Registration No. 333-37728, filed May 24, 2000 on behalf of the Pruco Life Flexible Premium Variable Annuity Account.

(Note 8). Incorporated by reference to Post-Effective Amendment No. 2 to Form
          S-6, Registration No. 333-07451, filed June 25, 1997 on behalf of the Pruco Life Variable Appreciable Account.

(Note 9). Incorporated by reference to Form S-6, Registration No. 333-49332, filed November 3, 2000 on behalf of the Pruco Life Variable Universal Account.

(Note 10) Incorporated by reference to Post-Effective Amendment No. 39, Form N-4 to Registration No. 333-37728, filed November 14, 2003 on behalf of Pruco Life Flexible Premium Variable Annuity Account.

(Note 11) Incorporated by reference to Post-Effective Amendment No. 14, Form N-4, Registration No.: 333-37728, filed November 15, 2004 on behalf of Pruco Life Flexible Premium Variable Annuity Account.

(Note 12) Incorporated by reference to Post-Effective Amendment No. 9, Form N-4, Registration No.: 333-75702, filed December 9, 2005 on behalf of Pruco Life Flexible Premium Variable Annuity Account.

(Note 13) Incorporated by reference to Pre-Effective Amendment No. 1, Form N-4, Registration No. 333-130989, filed April 14, 2006 on behalf of Pruco Life Flexible Premium Variable Annuity Account.

(Note 14) Incorporated by reference to Post-Effective Amendment No. 1, Form N-4, Registration No. 333-130989, filed October 6, 2006 on behalf of Pruco Life Flexible Premium Variable Annuity Account.

(Note 15) Incorporated by reference to Post-Effective Amendment No. 18 to Form N-4, Registration No. 333-75702 on behalf of Pruco Life Flexible Premium Variable Annuity Account.

(Note 16) Incorporated by reference to Post-Effective Amendment No. 3, Form N-4, Registration No. 333-130989, filed April 19, 2007 on behalf of Pruco Life Flexible Premium Variable Annuity Account.

(Note 17) Incorporated by reference to the initial registration on Form N-4, Registration No. 333-144639, filed July 17, 2007 on behalf of Pruco Life Flexible Premium Variable Annuity Account.

(Note 18) Incorporated by reference to Post-Effective Amendment No. 9, Form N-4, Registration No. 333-130989, filed December 18, 2007 on behalf of Pruco Life Flexible Premium Variable Annuity Account.

(Note 19) Incorporated by reference to Post-Effective Amendment No. 10, Form N-4, Registration No. 333-130989, filed April 15, 2008 on behalf of Pruco Life Flexible Premium Variable Annuity Account.

(Note 20) Incorporated by reference to Post-Effective Amendment No. 11, Form N-4, Registration Statement No. 333-144639, filed October 31, 2008 on behalf of Pruco Life Flexible Premium Variable Annuity Account.

(Note 21) Incorporated by reference to Post-Effective Amendment No. 14, Form N-4, Registration No. 333-130989, filed October 31, 2008 on behalf of Pruco Life Flexible Premium Variable Annuity Account.

(Note 22) Incorporated by reference to Post-Effective Amendment No. 17, to Registration No. 333-130989, filed January 28 on behalf of Pruco Life Flexible Premium Variable Annuity Account.

ITEM 25.DIRECTORS AND OFFICERS OF THE DEPOSITOR (engaged directly or indirectly in Registrant's variable annuity business):

The directors and major officers of Pruco Life are listed below:

      Name and Principal         Position and Offices
       Business Address          with Depositor
      ------------------         --------------------
James J. Avery, Jr.              Vice Chairman and Director

213 Washington Street
Newark, NJ 07102-2992

Thomas C. Castano                Chief Legal Officer and
                                 Secretary
213 Washington Street
Newark, NJ 07102-2992

Helen M. Galt                    Chief Actuary and Director
213 Washington Street
Newark, NJ 07102-2992

Bernard J. Jacob                 Treasurer and Director
213 Washington Street
Newark, NJ 07102-2992

Scott D. Kaplan                  Director, President and Chief
                                 Executive Officer
213 Washington Street
Newark, NJ 07102-2992

Tucker I. Marr                   Chief Financial Officer and
                                 Chief Accounting Officer
213 Washington Street
Newark, NJ 07102-2992

James M. O'Connor                Senior Vice President
200 Wood Avenue South
Iselin, NJ 08830-2706

Stephen Pelletier                Director
1 Corporate Drive
Shelton, CT 06484

Scott D. Sleyster                Director
213 Washington Street
Newark, NJ 07102-2992

ITEM 26.PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT

The Registrant separate account may be deemed to be under common control (or where indicated, identical to) the following separate accounts that are sponsored either by the depositor or an insurer that is an affiliate of the depositor: The Prudential Discovery Premier Group Variable Contract Account, The Prudential Variable Appreciable Account, The Prudential Individual Variable Contract Account, The Prudential Variable Contract Account GI-2, The Prudential Qualified Individual Variable Contract Account, The Prudential Variable Contract Account-24, The Prudential Discovery Select Group Variable Annuity Contract Account (separate accounts of Prudential); the Pruco Life Flexible Premium Variable Annuity Account; the Pruco Life PRUvider Variable Appreciable Account; the Pruco Life Variable Universal Account, the Pruco Life Variable Insurance Account, the Pruco Life Variable Appreciable Account, the Pruco Life Single Premium Variable Life Account, the Pruco Life Single Premium Variable Annuity Account (separate accounts of Pruco Life Insurance Company ("Pruco Life"); the Pruco Life of New Jersey Flexible Premium Variable Annuity Account; the Pruco Life of New Jersey Variable Insurance Account, the Pruco Life of New Jersey Variable Appreciable Account, the Pruco Life of New Jersey Single Premium Variable Life Account, and the Pruco Life of New Jersey Single Premium Variable Annuity Account (separate accounts of Pruco Life Insurance Company of New Jersey ("Pruco Life of New Jersey"). Pruco Life, a life insurance company organized under the laws of Arizona, is a direct wholly-owned subsidiary of The Prudential Insurance Company of America and an indirect wholly-owned subsidiary of Prudential Financial, Inc. Pruco Life of New Jersey, a life insurance company organized under the laws of New Jersey, is a direct wholly-owned subsidiary of Pruco Life, and an indirect wholly-owned subsidiary of Prudential Financial, Inc.

The subsidiaries of Prudential Financial Inc. ("PFI") are listed under Exhibit
21.1 of the Annual Report on Form 10-K of PFI (Registration No. 001-16707), filed on February 27, 2009, the text of which is hereby incorporated by reference. In addition to those subsidiaries, Prudential holds all of the voting securities of Prudential's Gibraltar Fund, Inc., a Maryland corporation, in three of its separate accounts. Prudential's Gibraltar Fund, Inc. is registered as an open-end, diversified, management investment company under the Investment Company Act of 1940 (the "Act"). The separate accounts listed above are registered as unit investment trusts under the Act. Registrant may also be deemed to be under common control with The Prudential Variable Contract Account-2, The Prudential Variable Contract Account-10, and The Prudential Variable Account Contract Account-11, (separate accounts of The Prudential Insurance Company of America which are registered as open-end, diversified management investment companies).

ITEM 27.NUMBER OF CONTRACT OWNERS

As of February 28, 2009 there were 157 contract owners.

ITEM 28.INDEMNIFICATION

The Registrant, in conjunction with certain of its affiliates, maintains insurance on behalf of any person who is or was a trustee, director, officer, employee, or agent of the Registrant, or who is or was serving at the request of the Registrant as a trustee, director, officer, employee or agent of such other affiliated trust or corporation, against any liability asserted against and incurred by him or her arising out of his or her position with such trust or corporation.

Arizona, the state of organization of Pruco Life Insurance Company ("Pruco"), permits entities organized under its jurisdiction to indemnify directors and officers with certain limitations. The relevant provisions of Arizona law permitting indemnification can be found in Section 10-850 et. seq. of the Arizona Statutes Annotated. The text of Pruco's By-law, Article VIII, which relates to indemnification of officers and directors, is incorporated by reference to Exhibit 3(ii) to its form 10-Q filed August 15, 1997.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the "Securities Act") may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

ITEM 29.PRINCIPAL UNDERWRITERS

(a) Prudential Annuities Distributors, Inc. (PAD)

PAD serves as principal underwriter for variable annuities issued by each of Pruco Life Insurance Company, Pruco Life Insurance Company of New Jersey, and Prudential Annuities Life Assurance Corporation. Each of those insurers is part of Prudential Annuities, a business unit of Prudential Financial, that primarily issues individual variable annuity contracts. The separate accounts of those insurance companies through which the bulk of the variable annuities are issued are the Pruco Life Flexible Premium Variable Annuity Account, the Pruco Life of New Jersey Flexible Premium Variable Annuity Account, and Prudential Annuities Life Assurance Corporation Variable Account B.

(b) Information concerning the Directors and Officers of PAD is set forth below:

                                       POSITIONS AND OFFICES       POSITIONS AND OFFICES
NAME                                     WITH UNDERWRITER            WITH REGISTRANT
----                              -------------------------------- ---------------------

Timothy S. Cronin                 Senior Vice President                    None
1 Corporate Drive
Shelton, Connecticut 06484

Joseph P. Decresce                Vice President, Secretary and            None
1 Corporate Drive                 Chief Legal Officer
Shelton, Connecticut 06484

John T. Doscher                   Senior Vice President and Chief          None
751 Broad Street                  Compliance Officer
Newark, New Jersey 07102-3714

Bruce Ferris                      Executive Vice President and             None
One Corporate Drive               Director
Shelton, Connecticut 06484

George M. Gannon                  President, Chief Executive               None
2101 Welsh Road                   Officer, Director and Chief
Dresher, Pennsylvania 19025-5001  Operations Officer

Jacob M. Herschler                Senior Vice President and                None
One Corporate Drive               Director
Shelton, Connecticut 06484

Margaret R. Horn                  Chief Financial Officer                  None
213 Washington Street
Newark, New Jersey 07102-2917

Steven P. Marenakos               Senior Vice President and                None
One Corporate Drive               Director
Shelton, Connecticut 06484

Robert F. O'Donnell               Senior Vice President and                None
One Corporate Drive               Director
Shelton, Connecticut 06484

Yvonne Rocco                      Senior Vice President                    None
213 Washington Street
Newark, New Jersey 07102-2992

Rick C. Singmaster                Director                                 None
One Corporate Drive
Shelton, Connecticut 06484

Kenneth Y. Tanji                  Director                                 None
213 Washington Street
Newark, New Jersey 07102-2917

--------
(b) Commissions received by PAD during last fiscal year with respect to annuities issued through the registrant separate account.

                                              Net
                                         Underwriting
                                         Discounts and Compensation on  Brokerage
Name of Principal Underwriter             Commissions    Redemption    Commissions Compensation
-----------------------------            ------------- --------------- ----------- ------------

Prudential Annuities Distributors, Inc..
                                         $154,899,679       $-0-          $-0-         $-0-

ITEM 30.LOCATION OF ACCOUNTS AND RECORDS

All accounts, books or other documents required to be maintained by Section 31
(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are maintained by the Registrant through The Prudential Insurance Company of America at its offices in Shelton, Connecticut and Fort Washington, Pennsylvania.

ITEM 31.MANAGEMENT SERVICES

Summary of any contract not discussed in Part A or Part B of the registration statement under which management-related services are provided to the Registrant--Not Applicable.

ITEM 32.UNDERTAKINGS

(a)Registrant undertakes to file a post-effective amendment to this Registrant Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted.

(b)Registrant undertakes to include either (1) as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a statement of additional information, or (2) a postcard or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a statement of additional information.

(c)Registrant undertakes to deliver any statement of additional information and any financial statements required to be made available under this Form promptly upon written or oral request.

(d)Restrictions on withdrawal under Section 403(b) Contracts are imposed in reliance upon, and in compliance with, a no-action letter issued by the Chief of the Office of Insurance Products and Legal Compliance of the U.S. Securities and Exchange Commission to the American Council of Life Insurance on
November 28, 1988.

(e)Pruco Life hereby represents that the fees and charges deducted under the contracts described in this Registration Statement are in the aggregate reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Pruco Life.

                                  SIGNATURES

   As required by the Securities Act of 1933, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of the Registration Statement and has duly caused this post-effective amendment to be signed on its behalf in the City of Newark and the State of New Jersey on this 20th day of April, 2009.

           THE PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

                                  Registrant

                       By: Pruco Life Insurance Company


/s/  Thomas C. Castano                /s/  Scott D. Kaplan
----------------------------------    ---------------------------------
Thomas C. Castano                     Scott D. Kaplan
Chief Legal Officer and Secretary     President And Chief Executive
                                      Officer

                                  SIGNATURES

As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

                              Signature and Title


               *
----------------------------------
JAMES J. AVERY JR.
VICE CHAIRMAN AND DIRECTOR                Date: April 20, 2009

               *                    *By:  /s/  Thomas C. Castano
----------------------------------        ---------------------------------
SCOTT D. KAPLAN                           THOMAS C. CASTANO
DIRECTOR                                  (ATTORNEY-IN-FACT)

               *
----------------------------------
TUCKER I. MARR
CHIEF ACCOUNTING OFFICER

               *
----------------------------------
BERNARD J. JACOB
DIRECTOR

               *
----------------------------------
SCOTT G. SLEYSTER
DIRECTOR

               *
----------------------------------
HELEN M. GALT
DIRECTOR

               *
----------------------------------
STEPHEN PELLETIER
DIRECTOR

                                   EXHIBITS


10. Written consent of Independent Registered Public Accounting Firm. Filed Herewith.